     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 2014



                                                     REGISTRATION NOS. 033-85442
                                                                       811-08828
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ------------
                                    FORM N-4



           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                        PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                      POST-EFFECTIVE AMENDMENT NO. 27                      [X]
                                    AND
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
                             AMENDMENT NO. 58                              [X]


                        (Check Appropriate Box or Boxes)
                                 ------------
                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                           (Exact Name of Registrant)


                       NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)



               ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111


              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number: 617-578-2000
                     Name and Address of Agent for Service:
                                 ------------
                                 MARIE C. SWIFT
                           VICE PRESIDENT AND COUNSEL

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              ONE FINANCIAL CENTER
                          BOSTON, MASSACHUSETTS 02111

                                 ------------
                                    COPY TO:
                                W. Thomas Conner
                                   Reed Smith
                              1301 K Street, N.W.
                              Washington, DC 20005
                                 (202)414-9208
It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 28, 2014 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Individual Variable Annuity Contracts
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This registration statement incorporates by reference the prospectus dated April 29, 2013 to the prospectuses dated May 1, 2001 and 2000 for the contracts, each filed in Post-Effective Amendment No. 26 to the Registration Statement on Form N-4 (File No. 33-85442) filed April 23, 2013.

This registration statement incorporates by reference the prospectus dated April 30, 2012 to the prospectuses dated May 1, 2001 and 2000 for the contracts, each filed in Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 33-85442) filed April 25, 2012.


This registration statement incorporates by reference the prospectus dated May 1, 2011 and the Supplement dated May 1, 2011 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 (File No. 33-85442) filed April 22, 2011.

This registration statement incorporates by reference the prospectus dated May 1, 2010 and the Supplement dated May 1, 2010 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 33-85442) filed April 22, 2010.

This registration statement incorporates by reference the prospectus dated May 1, 2009 and the supplements dated May 1, 2009 to the prospectuses date May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 21, 2009.

This registration statement incorporates by reference the prospectus dated April 28, 2008 and the supplements dated April 28, 2008 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 22, 2008.

This registration statement incorporates by reference the prospectus dated April 30, 2007 and the supplements dated April 30, 2007 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 20, 2007.

This registration statement incorporates by reference the prospectus dated May 1, 2006 and the supplements dated May 1, 2006 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 26, 2006.

This registration statement incorporates by reference the prospectus dated May 1, 2005 and the supplements dated May 1, 2005 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 27, 2005.

This registration statement incorporates by reference the prospectus dated May 1, 2004 and the supplements dated May 1, 2004 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 29, 2004.

This registration statement incorporates by reference the prospectus dated May 1, 2003 and the supplements dated May 1, 2003 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 25, 2003.

This registration statement incorporates by reference the prospectus dated May 1, 2002 and the supplements dated May 1, 2002 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 30, 2002.

This registration statement incorporates by reference the prospectus dated May 1, 2001 and the supplements dated May 1, 2001 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each as filed in Post-Effective Amendment No. 13 to the Registration Statement on form N-4 (File No. 33-85442) Filed on April 27, 2001.

This registration statement incorporates by reference the prospectus dated January 22, 2001 and the supplements dated January 22, 2001 to the prospectuses dated May 1, 2000 for the contracts, as filed in the Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 33-85442) filed on January 18, 2001.

This registration statement incorporates by reference the prospectus dated May 1, 2000 for the contracts, as filed in Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 33-85442) filed On April 27, 2000.

                             AMERICAN GROWTH SERIES
                     Individual Variable Annuity Contracts



              Issued By
  New England Variable Annuity Separate Account of     Annuity Administrative Office
           New England Life Insurance Company                  P.O. Box 14594
                    One Financial Center                 Des Moines, IA 50306-3594
                Boston, Massachusetts 02111
                        (800) 435-4117



                                 APRIL 28, 2014

     This prospectus offers individual variable annuity contracts (the "Contracts") for individuals and some qualified and non-qualified retirement plans. You may allocate purchase payments to one or more subaccounts investing in these Eligible Funds of the Metropolitan Series Fund ("Metropolitan Fund"), the Met Investors Series Trust and the American Funds Insurance Series. The Contract currently is not available for new sales.

AMERICAN FUNDS INSURANCE SERIES(R)

American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund


MET INVESTORS SERIES TRUST
Clarion Global Real Estate Portfolio
ClearBridge Aggressive Growth Portfolio
Harris Oakmark International Portfolio
Invesco Mid Cap Value Portfolio
     (formerly Lord Abbett Mid Cap Value Portfolio)
Invesco Small Cap Growth Portfolio
Loomis Sayles Global Markets Portfolio
Lord Abbett Bond Debenture Portfolio
Met/Franklin Low Duration Total Return Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Global Equity Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
T. Rowe Price Mid Cap Growth Portfolio
WMC Large Cap Research Portfolio
     (formerly BlackRock Large Cap Core Portfolio)

MET INVESTORS SERIES TRUST--ASSET ALLOCATION PORTFOLIOS
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
MetLife Asset Allocation 100 Portfolio
     (formerly MetLife Aggressive Strategy Portfolio)
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio


METROPOLITAN SERIES FUND

Baillie Gifford International Stock Portfolio
Barclays Aggregate Bond Index Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Money Market Portfolio
Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
MSCI EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
WMC Balanced Portfolio
     (formerly BlackRock Diversified Portfolio)
WMC Core Equity Opportunities Portfolio
     (formerly Davis Venture Value Portfolio)

METROPOLITAN SERIES FUND--ASSET ALLOCATION PORTFOLIOS
MetLife Asset Allocation 20 Portfolio
     (formerly MetLife Conservative Allocation Portfolio)
MetLife Asset Allocation 40 Portfolio
     (formerly MetLife Conservative to Moderate Allocation Portfolio) MetLife Asset Allocation 60 Portfolio
     (formerly MetLife Moderate Allocation Portfolio)
MetLife Asset Allocation 80 Portfolio
     (formerly MetLife Moderate to Aggressive Allocation Portfolio)



     You may also allocate purchase payments to a Fixed Account in states that have approved this option. Limits apply to transfers to and from the Fixed Account.

     Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing.


     You can obtain a Statement of Additional Information ("SAI") about the Contracts, dated April 28, 2014. The SAI is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. The SAI Table of Contents is on page A-70 of the prospectus. For a free copy of the SAI, write or call MetLife Investors Distribution Company, 1095 Avenue of the Americas, New York, NY 10036, 1-800-777-5897 or visit our website at www.metlife.com.


     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS http://www.sec.gov.

     YOU CAN OBTAIN COPIES OF THE ELIGIBLE FUND PROSPECTUSES BY CALLING US AT 1-800-777-5897. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE SUBACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.



                                 APRIL 28, 2014

                               TABLE OF CONTENTS
                                       OF
                                 THE PROSPECTUS




                                                                                      PAGE
                                                                                     -----
GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS...................................   A-5
HIGHLIGHTS..........................................................................   A-6
EXPENSE TABLE.......................................................................   A-8
THE COMPANY.........................................................................  A-14
THE VARIABLE ACCOUNT................................................................  A-14
   Certain Payments We Receive with Regard to the Eligible Funds....................  A-14
   Investments of the Variable Account..............................................  A-15
   Share Classes of the Eligible Funds..............................................  A-19
   Substitution of Investments......................................................  A-19
GUARANTEED OPTION...................................................................  A-20
THE CONTRACTS.......................................................................  A-20
   Purchase Payments................................................................  A-20
   Ten-Day Right to Review..........................................................  A-21
   Employee Version.................................................................  A-21
   Allocation of Purchase Payments..................................................  A-21
   State Variations.................................................................  A-21
   Contract Value and Accumulation Unit Value.......................................  A-22
   Payment on Death Prior to Annuitization..........................................  A-22
      Beneficiary Continuation......................................................  A-24
      Special Options for Spouses...................................................  A-24
   Transfer Privilege...............................................................  A-25
   Dollar Cost Averaging............................................................  A-27
   Asset Rebalancing................................................................  A-28
   Surrenders.......................................................................  A-29
   Systematic Withdrawals...........................................................  A-30
   Loan Provision for Certain Tax Benefited Retirement Plans........................  A-30
   Suspension of Payments...........................................................  A-31
   Ownership Rights.................................................................  A-32
   Requests and Elections...........................................................  A-32
   Confirming Transactions..........................................................  A-33
ADMINISTRATION CHARGES, CONTINGENT DEFERRED SALES CHARGE AND OTHER DEDUCTIONS.......  A-34
   Administration Contract Charge...................................................  A-34
   Administration Asset Charge......................................................  A-34
   Mortality and Expense Risk Charge................................................  A-34
   Contingent Deferred Sales Charge.................................................  A-35
   Premium and Other Tax Charge.....................................................  A-37
   Other Expenses...................................................................  A-38
ANNUITY PAYMENTS....................................................................  A-38
   Election of Annuity..............................................................  A-38
   Annuity Options..................................................................  A-39
   Amount of Variable Annuity Payments..............................................  A-40
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS......................................  A-41
FEDERAL INCOME TAX CONSIDERATIONS...................................................  A-42
   Taxation of Non-Qualified Contracts..............................................  A-42
   Taxation of Qualified Contracts..................................................  A-45
   Possible Tax Law Changes.........................................................  A-48
VOTING RIGHTS.......................................................................  A-48

                                                                      PAGE
                                                                     -----
DISTRIBUTION OF THE CONTRACTS.......................................  A-49
THE FIXED ACCOUNT...................................................  A-51
   Contract Value and Fixed Account Transactions....................  A-51
INVESTMENT PERFORMANCE INFORMATION..................................  A-52
   Yields...........................................................  A-52
   Standard Return..................................................  A-52
   Non-Standard Return..............................................  A-52
   Other Performance................................................  A-53
LEGAL PROCEEDINGS...................................................  A-53
FINANCIAL STATEMENTS................................................  A-53
ACCUMULATION UNIT VALUES (Condensed Financial Information)..........  A-54
APPENDIX A: Consumer Tips...........................................  A-65
APPENDIX B: Contingent Deferred Sales Charge........................  A-66
APPENDIX C: Premium Tax.............................................  A-67
APPENDIX D: Exchanged Contracts.....................................  A-68
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........  A-70

               GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

     We have tried to make this prospectus as understandable for you as possible. However, in explaining how the Contract works, we have had to use certain terms that have special meanings. These terms are defined below:

     ACCOUNT. A subaccount of the Variable Account or the Fixed Account.

     ACCUMULATION UNIT. An accounting device used to calculate the Contract Value before annuitization.

     ANNUITANT. The person on whose life the Contract is issued.

     ANNUITIZATION. Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier date you choose.

     ANNUITY UNIT. An accounting device used to calculate the dollar amount of Annuity payments.

     BENEFICIARY. The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract is not owned by an individual) dies before annuitization of the Contract.

     CONTRACT YEAR. A twelve month period beginning with the date shown on your Contract and with each Contract Anniversary thereafter.

     DEATH PROCEEDS (PRIOR TO ANNUITIZATION). The amount we pay, prior to annuitization, on receipt of due proof of the death of a Contract Owner (or of the annuitant if the Contract is not owned by an individual) and election of payment.

     FIXED ACCOUNT. A part of the Company's general account to which you can allocate net purchase payments. The Fixed Account provides guarantees of principal and interest.

     GOOD ORDER. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

     MATURITY DATE. The date on which annuity payments begin, unless you apply the Contract Value to an annuity payment option before then. The Maturity Date is the date when the older of the Contract Owner(s) and the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less).

     OWNER (CONTRACT OWNER). The person or entity which has all rights under the Contract.

     PAYEE. Any person or entity entitled to receive payments under the Contract. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to death proceeds, and (iii) on surrender or partial surrenderof the Contract, the Contract Owner.

     VARIABLE ACCOUNT. A separate investment account of the Company, the New England Variable Annuity Separate Account. The Variable Account is divided into subaccounts; each invests in shares of one Eligible Fund.

     VARIABLE ANNUITY. An annuity providing for income payments varying in amount to reflect the investment experience of a separate investment account.

                                   HIGHLIGHTS


TAX DEFERRED VARIABLE ANNUITIES:

     Earnings under variable annuities are usually not taxed until paid out. This tax treatment is intended to encourage you to save for retirement.

     If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts) gains under the contract are generally not eligible for tax deferral.


THE CONTRACTS:


     The American Growth Series provides for variable annuity payments that begin at the Maturity Date, or earlier if you choose to surrender and annuitize. Variable annuity payments fluctuate with the investment results of the Eligible Funds. (See "Annuity Payments.") Our other variable annuity contracts have different death benefits, contract features, fund selections, and optional programs. However, these other contracts also have different charges that would affect your sub-account performance and contract values. To obtain more information about these other contracts, contact our Annuity Administrative Office or your registered representative.



PURCHASE PAYMENTS:

     Currently, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250; however, exceptions may apply. We may limit the initial and subsequent purchase payments you can make. In addition, you may not make a purchase payment (1) within the seven years before the Contract's Maturity Date, or (2) after a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) reaches age 88 (83 in New York). For joint contract owners, you may not make a purchase payment after the older contract owner reaches age 86 (83 in New York.) (See "Purchase Payments.") If you send your purchase payments to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.


OWNERSHIP:

     The Owner of the Contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). If a non-natural person, such as trust, is the Owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the death benefit. A contract may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Internal Revenue Code ("the Code") may purchase the Contract. Currently the Contracts are available in the State of Oregon and to certain retirement plans offering tax benefits under the Code (simplified employee pension plan under 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under 408(p) of the Code ("SIMPLE IRAs"), certain plans pursuant to 403(b) of the Code ("TSAs"), and plans qualified under 401(a) and 457 of the
Code). The Contracts are not available to corporations or other business organizations, except to the extent an employer is a purchaser of a SEP, SIMPLE IRA, TSA, 401(a) or 457 plan.


     Any Code reference to "spouse" includes those persons married under state law, regardless of gender. All contract provisions will be interpreted and administered in accordance with the requirements of the Code.


     FOR ANY TAX QUALIFIED ACCOUNT (E.G. 401(K) PLAN OR IRA), THE TAX DEFERRED
                                    ----
ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

     For contract transactions, we rely on instructions from Contract Owners, whether a trustee or custodian of an eligible retirement plan or an individual owner.


INVESTMENT OPTIONS:

     You may allocate purchase payments net of certain charges to the Subaccounts (Eligible Funds) or to the Fixed Account. You can allocate your contract value to a maximum of twenty accounts (including the Fixed Account) at any time.

     You can change your purchase payment allocation. We believe that under current tax law you can transfer Contract Value between accounts without federal income tax. We reserve the right to limit transfers and charge a transfer fee. Currently, we do not charge a transfer fee or limit the number of transfers before annuitization; but we do apply special limits to frequent or large transfers (See "Transfer Privilege--Restrictions on Frequent Transfers" and "Transfer Privilege--Restrictions on Large Transfers.") The minimum transfer amount (before annuitization) is currently $100. After variable annuity payments begin, we have the right to restrict you to one transfer per year. Currently we do not apply this limit, but we do apply special limits to "market timing" Special limits may apply to transfers to and from the Fixed Account. (See "The Fixed Account.") The maximum transfer amount is $500,000 for each transaction.


CHARGES:

     We apply the following charges to your Contract:

   o premium tax charge, in some states

   o mortality and expense risk charge equal to an annual rate of 1.30% (1.55% for certain sub-accounts) of each sub-account's daily net assets

   o administration asset charge equal to an annual rate of 0.10% of the Variable Account's daily net assets

   o annual contract administration charge equal to the lesser of $30 and 2% of contract value

   o a contingent deferred sales charge equal to a maximum of 7% of each purchase payment made, on certain full and partial surrenders and certain annuitization transactions. (This charge may apply if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law).

     Certain waivers or reductions may apply. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.")

     We do not deduct a sales charge from purchase payments.

     For information concerning compensation paid for the sale of Contracts, see "Distribution of the Contracts."


TEN DAY RIGHT TO REVIEW:

     After you receive the Contract, you have ten days (more in some states) to return it to us or our agent for cancellation. We will return the Contract Value (or, in certain states, your purchase payments.)


PAYMENT ON DEATH:

     If a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) dies before annuitization, the Beneficiary receives a death benefit. The Contract has a minimum guaranteed death benefit equal to your purchase payments, adjusted for any previous surrenders. However, six months after the issue date, and at each six month interval until the Contract Owner's 76th birthday, the minimum guaranteed death benefit is recalculated to determine whether a higher (but never a lower) guarantee will apply. (Under a jointly owned Contract, this recalculation is made until the 71st birthday of the older Contract Owner.) Purchase payments immediately increase, and partial surrenders immediately decrease, your minimum guaranteed death benefit.

     Death Proceeds equal the greater of the minimum guaranteed death benefit and the current Contract Value, each reduced by any outstanding loan plus accrued interest (and, in certain states, by a premium tax charge.) (See "Payment on Death Prior to Annuitization.")

     Death Proceeds are taxable and generally are included in the income of the recipient as follows:

   o If received under an annuity payment option, they are taxed in the same manner as annuity payments.

   o If distributed in a lump sum, they are taxed in the same manner as a full surrender.

SURRENDERS:

     Before annuitization you can send us a written request to surrender all or part of your Contract Value. After a partial surrender, the remaining Contract Value must be at least $1,000. Currently, a partial surrender must be at least $100. (Special rules apply if the Contract has a loan.) A withdrawal may be subject to federal income tax, and federal tax laws penalize and may prohibit certain premature distributions from the Contract. (See "Federal Income Tax Considerations.")

     A Contingent Deferred Sales Charge will apply to certain full and partial surrenders and certain annuitization transactions. On full surrender, a pro rata portion of the annual administration contract charge (and, in some states, a premium tax charge) will be deducted.

     In any Contract Year, an amount may be surrendered without a Contingent Deferred Sales Charge (the "free withdrawal amount"). The free withdrawal amount is the greater of (1) 10% of Contract Value at the beginning of the Contract Year and (2) the excess of Contract Value over purchase payments that are subject to the Contingent Deferred Sales Charge on the date of the surrender. (See "Surrenders" and "Contingent Deferred Sales Charge.")


OTHER

     We are obligated to pay all money we owe under the Contracts, including death benefits, and annuity payments. Any such amounts that exceed the assets in the Variable Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party.


REPLACEMENT OF CONTRACTS

     EXCHANGE PROGRAMS. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The account value of this Contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging (EDCA) program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the withdrawal charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered by this prospectus. Then, you should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the morality and expense charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax-free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.

     OTHER EXCHANGES. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a surrender charge on your old annuity and there will be a new surrender charge period for this contract. Other charges might be higher (or lower) and the benefits may be different. Also, because we will not issue the new annuity Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.


                                 EXPENSE TABLE

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes of 0% to 3.5% may also be deducted (see "Premium Tax Charge" for more information).

CONTRACT OWNER TRANSACTION EXPENSES

      Sales Charge Imposed on Purchase Payments......................................          None
      Contingent Deferred Sales Charge (as a percentage of each purchase payment)....           7%
                                                                                        declining annually
                                                                                            see Note(1)
      Transfer Fee(2)................................................................   $0

NOTES:
(1) The Contingent Deferred Sales Charge is a declining percentage of each purchase payment, as follows:


NUMBER OF COMPLETE
YEARS FROM RECEIPT OF
PURCHASE PAYMENT                  CHARGE
------------------------------   -------
      0.......................   7%
      1.......................   6%
      2.......................   5%
      3.......................   4%
      4.......................   3%
      5.......................   2%
      6.......................   1%
      7 and thereafter........   0%

(2) We reserve the right to limit the number and amount of transfers and impose a transfer fee.


     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.


ANNUAL CONTRACT FEE


      Administration Contract Charge(1)........   $30

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN THE SUB-ACCOUNTS)


                                                                 AMERICAN FUNDS
                                                                BOND SUB-ACCOUNT,
                                                              AMERICAN FUNDS GROWTH
                                                           SUB-ACCOUNT, AMERICAN FUNDS
                                                          GROWTH-INCOME SUB-ACCOUNT AND
                                                              AMERICAN FUNDS GLOBAL           ALL OTHER
                                                        SMALL CAPITALIZATION SUB-ACCOUNT     SUB-ACCOUNTS
                                                       ----------------------------------   -------------
      Mortality and Expense Risk Charge(2)..........   1.55%                                1.30%
      Administration Asset Charge...................   0.10%                                0.10%
                                                       ----                                 ----
      Total Variable Account Annual Expenses........   1.65%                                1.40%

NOTES:
(1)   The Administration Contract Charge is not imposed after annuitization.


(2)   We are waiving the following amounts of the Mortality and Expense Risk
      Charge: 0.08% for the Subaccount investing in WMC Large Cap Research Portfolio; and the amount, if any, of the underlying fund expenses in excess of 0.87% for the Subaccount investing in Oppenheimer Global Equity Portfolio (Class B).


     The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES


                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Eligible Fund assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.35%       1.20%


ELIGIBLE FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                                        DISTRIBUTION
                                                           AND/OR
                                           MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                  FEE      (12B-1) FEES   EXPENSES
----------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund.................    0.37%         0.25%        0.02%
American Funds Global Small
 Capitalization Fund.....................    0.70%         0.25%        0.04%
American Funds Growth Fund...............    0.33%         0.25%        0.02%
American Funds Growth-Income Fund........    0.27%         0.25%        0.02%
MET INVESTORS SERIES TRUST
Clarion Global Real Estate Portfolio --
 Class B.................................    0.60%         0.25%        0.05%
ClearBridge Aggressive Growth
 Portfolio -- Class A....................    0.59%         0.00%        0.02%
Harris Oakmark International
 Portfolio -- Class E....................    0.77%         0.15%        0.06%
Invesco Mid Cap Value Portfolio --
 Class B.................................    0.65%         0.25%        0.05%
Invesco Small Cap Growth Portfolio --
 Class B.................................    0.85%         0.25%        0.02%
Loomis Sayles Global Markets
 Portfolio -- Class B....................    0.70%         0.25%        0.08%
Lord Abbett Bond Debenture
 Portfolio -- Class B....................    0.51%         0.25%        0.03%
Met/Franklin Low Duration Total Return
 Portfolio -- Class B....................    0.50%         0.25%        0.05%
MFS(R) Research International
 Portfolio -- Class B....................    0.68%         0.25%        0.07%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class B....................    0.64%         0.25%        0.05%
Oppenheimer Global Equity Portfolio --
 Class B.................................    0.67%         0.25%        0.08%
PIMCO Inflation Protected Bond
 Portfolio -- Class B....................    0.47%         0.25%        0.08%
PIMCO Total Return Portfolio -- Class B      0.48%         0.25%        0.03%
T. Rowe Price Mid Cap Growth
 Portfolio -- Class B....................    0.75%         0.25%        0.03%
WMC Large Cap Research Portfolio --
 Class B.................................    0.59%         0.25%        0.03%



                                            ACQUIRED     TOTAL                      NET TOTAL
                                           FUND FEES     ANNUAL      FEE WAIVER      ANNUAL
                                              AND      OPERATING   AND/OR EXPENSE   OPERATING
ELIGIBLE FUND                               EXPENSES    EXPENSES    REIMBURSEMENT   EXPENSES
----------------------------------------- ----------- ----------- ---------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund.................   0.00%       0.64%       --               0.64%
American Funds Global Small
 Capitalization Fund.....................   0.00%       0.99%       --               0.99%
American Funds Growth Fund...............   0.00%       0.60%       --               0.60%
American Funds Growth-Income Fund........   0.00%       0.54%       --               0.54%
MET INVESTORS SERIES TRUST
Clarion Global Real Estate Portfolio --
 Class B.................................   0.00%       0.90%       --               0.90%
ClearBridge Aggressive Growth
 Portfolio -- Class A....................   0.00%       0.61%     0.00%              0.61%
Harris Oakmark International
 Portfolio -- Class E....................   0.00%       0.98%     0.02%              0.96%
Invesco Mid Cap Value Portfolio --
 Class B.................................   0.08%       1.03%     0.02%              1.01%
Invesco Small Cap Growth Portfolio --
 Class B.................................   0.00%       1.12%     0.02%              1.10%
Loomis Sayles Global Markets
 Portfolio -- Class B....................   0.00%       1.03%       --               1.03%
Lord Abbett Bond Debenture
 Portfolio -- Class B....................   0.00%       0.79%       --               0.79%
Met/Franklin Low Duration Total Return
 Portfolio -- Class B....................   0.00%       0.80%     0.03%              0.77%
MFS(R) Research International
 Portfolio -- Class B....................   0.00%       1.00%     0.06%              0.94%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class B....................   0.00%       0.94%     0.01%              0.93%
Oppenheimer Global Equity Portfolio --
 Class B.................................   0.00%       1.00%     0.03%              0.97%
PIMCO Inflation Protected Bond
 Portfolio -- Class B....................   0.00%       0.80%     0.00%              0.80%
PIMCO Total Return Portfolio -- Class B     0.00%       0.76%       --               0.76%
T. Rowe Price Mid Cap Growth
 Portfolio -- Class B....................   0.00%       1.03%       --               1.03%
WMC Large Cap Research Portfolio --
 Class B.................................   0.00%       0.87%     0.05%              0.82%

                                                               DISTRIBUTION
                                                                  AND/OR
                                                  MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                         FEE      (12B-1) FEES   EXPENSES
------------------------------------------------ ------------ -------------- ----------
METROPOLITAN SERIES FUND
Baillie Gifford International Stock
 Portfolio -- Class A...........................    0.79%         0.00%        0.08%
Barclays Aggregate Bond Index
 Portfolio -- Class B...........................    0.25%         0.25%        0.03%
BlackRock Bond Income Portfolio --
 Class A........................................    0.33%         0.00%        0.02%
BlackRock Capital Appreciation
 Portfolio -- Class A...........................    0.69%         0.00%        0.02%
BlackRock Large Cap Value Portfolio --
 Class E........................................    0.63%         0.15%        0.02%
BlackRock Money Market Portfolio --
 Class A........................................    0.33%         0.00%        0.02%
Frontier Mid Cap Growth Portfolio --
 Class B........................................    0.72%         0.25%        0.03%
Jennison Growth Portfolio -- Class A............    0.60%         0.00%        0.02%
Loomis Sayles Small Cap Core
 Portfolio -- Class A...........................    0.90%         0.00%        0.05%
Loomis Sayles Small Cap Growth
 Portfolio -- Class B...........................    0.90%         0.25%        0.05%
Met/Artisan Mid Cap Value Portfolio --
 Class A........................................    0.81%         0.00%        0.02%
MetLife Mid Cap Stock Index
 Portfolio -- Class B...........................    0.25%         0.25%        0.05%
MetLife Stock Index Portfolio --
 Class B........................................    0.25%         0.25%        0.02%
MFS(R) Total Return Portfolio -- Class E........    0.55%         0.15%        0.04%
MFS(R) Value Portfolio -- Class A...............    0.70%         0.00%        0.02%
MSCI EAFE(R) Index Portfolio -- Class B             0.30%         0.25%        0.10%
Neuberger Berman Genesis Portfolio --
 Class A........................................    0.80%         0.00%        0.03%
Russell 2000(R) Index Portfolio --
 Class B........................................    0.25%         0.25%        0.06%
T. Rowe Price Large Cap Growth
 Portfolio -- Class B...........................    0.60%         0.25%        0.03%
T. Rowe Price Small Cap Growth
 Portfolio -- Class B...........................    0.48%         0.25%        0.04%
Western Asset Management Strategic
 Bond Opportunities Portfolio --
 Class A........................................    0.60%         0.00%        0.06%
Western Asset Management
 U.S. Government Portfolio -- Class A               0.47%         0.00%        0.02%
WMC Balanced Portfolio -- Class B...............    0.46%         0.25%        0.05%
WMC Core Equity Opportunities
 Portfolio -- Class A...........................    0.70%         0.00%        0.02%



                                                   ACQUIRED     TOTAL                      NET TOTAL
                                                  FUND FEES     ANNUAL      FEE WAIVER       ANNUAL
                                                     AND      OPERATING   AND/OR EXPENSE   OPERATING
ELIGIBLE FUND                                      EXPENSES    EXPENSES    REIMBURSEMENT    EXPENSES
------------------------------------------------ ----------- ----------- ---------------- -----------
METROPOLITAN SERIES FUND
Baillie Gifford International Stock
 Portfolio -- Class A...........................   0.00%       0.87%     0.12%              0.75%
Barclays Aggregate Bond Index
 Portfolio -- Class B...........................   0.00%       0.53%     0.01%              0.52%
BlackRock Bond Income Portfolio --
 Class A........................................   0.00%       0.35%     0.00%              0.35%
BlackRock Capital Appreciation
 Portfolio -- Class A...........................   0.00%       0.71%     0.01%              0.70%
BlackRock Large Cap Value Portfolio --
 Class E........................................   0.00%       0.80%     0.06%              0.74%
BlackRock Money Market Portfolio --
 Class A........................................   0.00%       0.35%     0.02%              0.33%
Frontier Mid Cap Growth Portfolio --
 Class B........................................   0.00%       1.00%     0.01%              0.99%
Jennison Growth Portfolio -- Class A............   0.00%       0.62%     0.07%              0.55%
Loomis Sayles Small Cap Core
 Portfolio -- Class A...........................   0.12%       1.07%     0.07%              1.00%
Loomis Sayles Small Cap Growth
 Portfolio -- Class B...........................   0.00%       1.20%     0.09%              1.11%
Met/Artisan Mid Cap Value Portfolio --
 Class A........................................   0.00%       0.83%       --               0.83%
MetLife Mid Cap Stock Index
 Portfolio -- Class B...........................   0.02%       0.57%     0.00%              0.57%
MetLife Stock Index Portfolio --
 Class B........................................   0.00%       0.52%     0.01%              0.51%
MFS(R) Total Return Portfolio -- Class E........   0.00%       0.74%       --               0.74%
MFS(R) Value Portfolio -- Class A...............   0.00%       0.72%     0.14%              0.58%
MSCI EAFE(R) Index Portfolio -- Class B            0.01%       0.66%     0.00%              0.66%
Neuberger Berman Genesis Portfolio --
 Class A........................................   0.00%       0.83%     0.01%              0.82%
Russell 2000(R) Index Portfolio --
 Class B........................................   0.11%       0.67%     0.00%              0.67%
T. Rowe Price Large Cap Growth
 Portfolio -- Class B...........................   0.00%       0.88%     0.01%              0.87%
T. Rowe Price Small Cap Growth
 Portfolio -- Class B...........................   0.00%       0.77%       --               0.77%
Western Asset Management Strategic
 Bond Opportunities Portfolio --
 Class A........................................   0.00%       0.66%     0.04%              0.62%
Western Asset Management
 U.S. Government Portfolio -- Class A              0.00%       0.49%     0.01%              0.48%
WMC Balanced Portfolio -- Class B...............   0.00%       0.76%     0.00%              0.76%
WMC Core Equity Opportunities
 Portfolio -- Class A...........................   0.00%       0.72%     0.11%              0.61%

                                                            DISTRIBUTION
                                                               AND/OR
                                               MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                      FEE      (12B-1) FEES   EXPENSES
--------------------------------------------- ------------ -------------- ----------
MET INVESTORS SERIES TRUST--ASSET
 ALLOCATION PORTFOLIOS
American Funds(R) Balanced Allocation
 Portfolio -- Class C........................    0.06%         0.55%        0.00%
American Funds(R) Growth Allocation
 Portfolio -- Class C........................    0.06%         0.55%        0.01%
American Funds(R) Moderate Allocation
 Portfolio -- Class C........................    0.06%         0.55%        0.01%
MetLife Asset Allocation 100
 Portfolio -- Class B........................    0.07%         0.25%        0.01%
SSgA Growth and Income ETF
 Portfolio -- Class B........................    0.30%         0.25%        0.01%
SSgA Growth ETF Portfolio -- Class B.........    0.32%         0.25%        0.01%
METROPOLITAN SERIES FUND--ASSET
 ALLOCATION PORTFOLIOS - CLASS B
MetLife Asset Allocation 20 Portfolio........    0.09%         0.25%        0.02%
MetLife Asset Allocation 40 Portfolio........    0.07%         0.25%        0.01%
MetLife Asset Allocation 60 Portfolio........    0.06%         0.25%        0.00%
MetLife Asset Allocation 80 Portfolio........    0.06%         0.25%        0.01%



                                                ACQUIRED     TOTAL                      NET TOTAL
                                               FUND FEES     ANNUAL      FEE WAIVER       ANNUAL
                                                  AND      OPERATING   AND/OR EXPENSE   OPERATING
ELIGIBLE FUND                                   EXPENSES    EXPENSES    REIMBURSEMENT    EXPENSES
--------------------------------------------- ----------- ----------- ---------------- -----------
MET INVESTORS SERIES TRUST--ASSET
 ALLOCATION PORTFOLIOS
American Funds(R) Balanced Allocation
 Portfolio -- Class C........................   0.42%       1.03%       --             1.03%
American Funds(R) Growth Allocation
 Portfolio -- Class C........................   0.43%       1.05%       --             1.05%
American Funds(R) Moderate Allocation
 Portfolio -- Class C........................   0.40%       1.02%       --             1.02%
MetLife Asset Allocation 100
 Portfolio -- Class B........................   0.70%       1.03%       --             1.03%
SSgA Growth and Income ETF
 Portfolio -- Class B........................   0.23%       0.79%       --             0.79%
SSgA Growth ETF Portfolio -- Class B.........   0.25%       0.83%       --             0.83%
METROPOLITAN SERIES FUND--ASSET
 ALLOCATION PORTFOLIOS - CLASS B
MetLife Asset Allocation 20 Portfolio........   0.52%       0.88%     0.01%            0.87%
MetLife Asset Allocation 40 Portfolio........   0.57%       0.90%       --             0.90%
MetLife Asset Allocation 60 Portfolio........   0.62%       0.93%       --             0.93%
MetLife Asset Allocation 80 Portfolio........   0.66%       0.98%       --             0.98%



     The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.


     Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


EXAMPLE

     The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Eligible Fund fees and expenses.(1)

     The Example assumes that you invest $10,000 in a Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable contingent deferred sales charges deducted) at the end of the applicable time period:



                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 --------   ---------   ---------   ---------
  (a).........     $936      $1,374      $1,821      $3,192
  (b).........     $853      $1,120      $1,388      $2,298

     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no contingent deferred sales charges would be deducted(2)):




                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 --------   ---------   ---------   ---------
  (a).........     $293        $896      $1,522      $3,192
  (b).........     $204        $629      $1,076      $2,298


     PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REFLECT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.
----------
NOTES:

(1) The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). In these examples, the average Administration Contract Charge of 0.0098% has been used. See Note
      (1) to the Variable Account Annual Expenses table.


(2) If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (See "Contingent Deferred Sales Charge" and "Annuity Options" for more information.)
--------------------------------------------------------------------------------
Condensed financial information containing the Accumulation Unit Value history appears at the end of this prospectus (See "ACCUMULATION UNIT VALUES (Condensed Financial Information)").

                                  THE COMPANY


     We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states, and the District of Columbia. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, an insurance company whose principal office is 1095 Avenue of the Americas, New York, NY 10036. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. The Company is located at One Financial Center, Boston, Massachusetts 02111.



                              THE VARIABLE ACCOUNT

     We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

     The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

     We allocate your purchase payments to the subaccounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected subaccount invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

     We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Variable Account. Any such amount that exceeds the assets in the Variable Account is paid from our general account. Benefit amounts paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. The Company is regulated as an insurance company under state law, which includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

     The investment advisers to certain of the Eligible Funds offered with the Contracts or with other variable annuity contracts issued through the Variable Account may be regulated as Commodity Pool Operators. While we do not concede that the Variable Account is a commodity pool, we have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act (CEA), and are not subject to registration or regulation as a pool operator under the CEA.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

     An investment adviser (other than our affiliate MetLife Advisers) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Contract Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

     Additionally, an investment adviser or subadviser (other than our affiliate, MetLife Advisers) of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, which is formed as a "limited liability company". Our ownership interest in MetLife Advisers entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" and "DISTRIBUTION OF THE CONTRACTS.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

     We select the Eligible Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms. These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Eligible Funds.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "DISTRIBUTION OF THE CONTRACTS.")

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.



INVESTMENTS OF THE VARIABLE ACCOUNT


     We will allocate your purchase payments to the sub-accounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among no more than twenty Accounts (including the Fixed Account) at any one time. We reserve the right to add or remove Eligible Funds from time to time. (See "Substitution of Investments.")

     Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same subadviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same subadviser.


     You will find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus. You can obtain copies of the Eligible Fund prospectuses by calling us at 1-800-777-5897. You can also get information about the Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.




ELIGIBLE FUND                           INVESTMENT OBJECTIVE                      INVESTMENT ADVISER/SUBADVISER
-------------------------------------   ---------------------------------------   -----------------------------------------
AMERICAN FUNDS INSURANCE
 SERIES(R) -- CLASS 2
American Funds Bond Fund                Seeks as high a level of current          Capital Research and Management
                                        income as is consistent with the          Company
                                        preservation of capital.
American Funds Global Small             Seeks long-term growth of capital.        Capital Research and Management
 Capitalization Fund                                                              Company
American Funds Growth Fund              Seeks growth of capital.                  Capital Research and Management
                                                                                  Company
American Funds Growth-Income            Seeks long-term growth of capital         Capital Research and Management
 Fund                                   and income.                               Company
MET INVESTORS SERIES TRUST
American Funds(R) Balanced              Seeks a balance between a high            MetLife Advisers, LLC
 Allocation Portfolio -- Class C        level of current income and growth
                                        of capital, with a greater emphasis
                                        on growth of capital.
American Funds(R) Growth Allocation     Seeks growth of capital.                  MetLife Advisers, LLC
 Portfolio -- Class C
American Funds(R) Moderate              Seeks a high total return in the form     MetLife Advisers, LLC
 Allocation Portfolio -- Class C        of income and growth of capital, with
                                        a greater emphasis on income.
Clarion Global Real Estate              Seeks total return through                MetLife Advisers, LLC
 Portfolio -- Class B                   investment in real estate securities,     Subadviser: CBRE Clarion Securities LLC
                                        emphasizing both capital
                                        appreciation and current income.
ClearBridge Aggressive Growth           Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: ClearBridge Investments, LLC
Harris Oakmark International            Seeks long-term capital                   MetLife Advisers, LLC
 Portfolio -- Class E                   appreciation.                             Subadviser: Harris Associates L.P.
Invesco Mid Cap Value Portfolio --      Seeks high total return by investing      MetLife Advisers, LLC
 Class B                                in equity securities of mid-sized         Subadviser: Invesco Advisers, Inc.
 (formerly Lord Abbett Mid Cap          companies.                                (formerly Lord, Abbett & Co. LLC)
 Value Portfolio)
Invesco Small Cap Growth                Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: Invesco Advisers, Inc.
Loomis Sayles Global Markets            Seeks high total investment return        MetLife Advisers, LLC
 Portfolio -- Class B                   through a combination of capital          Subadviser: Loomis, Sayles & Company,
                                        appreciation and income.                  L.P.

ELIGIBLE FUND                           INVESTMENT OBJECTIVE                      INVESTMENT ADVISER/SUBADVISER
-------------------------------------   ---------------------------------------   -------------------------------------------
Lord Abbett Bond Debenture              Seeks high current income and the         MetLife Advisers, LLC
 Portfolio -- Class B                   opportunity for capital appreciation      Subadviser: Lord, Abbett & Co. LLC
                                        to produce a high total return.
Met/Franklin Low Duration Total         Seeks a high level of current income,     MetLife Advisers, LLC
 Return Portfolio -- Class B            while seeking preservation of             Subadviser: Franklin Advisers, Inc.
                                        shareholders' capital.
MetLife Asset Allocation 100            Seeks growth of capital.                  MetLife Advisers, LLC
 Portfolio -- Class B
 (formerly MetLife Aggressive
 Strategy Portfolio)
MFS(R) Research International           Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: Massachusetts Financial
                                                                                  Services Company
Morgan Stanley Mid Cap Growth           Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: Morgan Stanley Investment
                                                                                  Management Inc.
Oppenheimer Global Equity               Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond          Seeks maximum real return,                MetLife Advisers, LLC
 Portfolio -- Class B                   consistent with preservation of           Subadviser: Pacific Investment
                                        capital and prudent investment            Management Company LLC
                                        management.
PIMCO Total Return Portfolio --         Seeks maximum total return,               MetLife Advisers, LLC
 Class B                                consistent with the preservation of       Subadviser: Pacific Investment
                                        capital and prudent investment            Management Company LLC
                                        management.
SSgA Growth and Income ETF              Seeks growth of capital and income.       MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: SSgA Funds Management, Inc.
SSgA Growth ETF Portfolio --            Seeks growth of capital.                  MetLife Advisers, LLC
 Class B                                                                          Subadviser: SSgA Funds Management, Inc.
T. Rowe Price Mid Cap Growth            Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: T. Rowe Price Associates, Inc.
WMC Large Cap Research                  Seeks long-term capital                   MetLife Advisers, LLC
 Portfolio -- Class B                   appreciation.                             Subadviser: Wellington Management
 (formerly BlackRock Large Cap                                                    Company, LLP
 Core Portfolio)                                                                  (formerly BlackRock Advisors, LLC)
METROPOLITAN SERIES FUND
Baillie Gifford International Stock     Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: Baillie Gifford Overseas
                                                                                  Limited
Barclays Aggregate Bond Index           Seeks to track the performance of         MetLife Advisers, LLC
 Portfolio -- Class B                   the Barclays U.S. Aggregate Bond          Subadviser: MetLife Investment
                                        Index.                                    Management, LLC
BlackRock Bond Income Portfolio --      Seeks a competitive total return          MetLife Advisers, LLC
 Class A                                primarily from investing in               Subadviser: BlackRock Advisors, LLC
                                        fixed-income securities.
BlackRock Capital Appreciation          Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: BlackRock Advisors, LLC

ELIGIBLE FUND                            INVESTMENT OBJECTIVE                       INVESTMENT ADVISER/SUBADVISER
--------------------------------------   ----------------------------------------   ----------------------------------------
BlackRock Large Cap Value                Seeks long-term growth of capital.         MetLife Advisers, LLC
 Portfolio -- Class E                                                               Subadviser: BlackRock Advisors, LLC
BlackRock Money Market                   Seeks a high level of current income       MetLife Advisers, LLC
 Portfolio -- Class A                    consistent with preservation of            Subadviser: BlackRock Advisors, LLC
                                         capital.
Frontier Mid Cap Growth Portfolio --     Seeks maximum capital                      MetLife Advisers, LLC
 Class B                                 appreciation.                              Subadviser: Frontier Capital Management
                                                                                    Company, LLC
Jennison Growth Portfolio -- Class A     Seeks long-term growth of capital.         MetLife Advisers, LLC
                                                                                    Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core             Seeks long-term capital growth from        MetLife Advisers, LLC
 Portfolio -- Class A                    investments in common stocks or            Subadviser: Loomis, Sayles & Company,
                                         other equity securities.                   L.P.
Loomis Sayles Small Cap Growth           Seeks long-term capital growth.            MetLife Advisers, LLC
 Portfolio -- Class B                                                               Subadviser: Loomis, Sayles & Company,
                                                                                    L.P.
Met/Artisan Mid Cap Value                Seeks long-term capital growth.            MetLife Advisers, LLC
 Portfolio -- Class A                                                               Subadviser: Artisan Partners Limited
                                                                                    Partnership
MetLife Asset Allocation 20              Seeks a high level of current income,      MetLife Advisers, LLC
 Portfolio -- Class B                    with growth of capital as a
 (formerly MetLife Conservative          secondary objective.
 Allocation Portfolio)
MetLife Asset Allocation 40              Seeks high total return in the form of     MetLife Advisers, LLC
 Portfolio -- Class B                    income and growth of capital, with a
 (formerly MetLife Conservative to       greater emphasis on income.
 Moderate Allocation Portfolio)
MetLife Asset Allocation 60              Seeks a balance between a high             MetLife Advisers, LLC
 Portfolio -- Class B                    level of current income and growth
 (formerly MetLife Moderate              of capital, with a greater emphasis
 Allocation Portfolio)                   on growth of capital.
MetLife Asset Allocation 80              Seeks growth of capital.                   MetLife Advisers, LLC
 Portfolio -- Class B
 (formerly MetLife Moderate to
 Aggressive Allocation Portfolio)
MetLife Mid Cap Stock Index              Seeks to track the performance of          MetLife Advisers, LLC
 Portfolio -- Class B                    the Standard & Poor's MidCap 400(R)        Subadviser: MetLife Investment
                                         Composite Stock Price Index.               Management, LLC
MetLife Stock Index Portfolio --         Seeks to track the performance of          MetLife Advisers, LLC
 Class B                                 the Standard & Poor's 500(R)               Subadviser: MetLife Investment
                                         Composite Stock Price Index.               Management, LLC
MFS(R) Total Return Portfolio --         Seeks a favorable total return             MetLife Advisers, LLC
 Class E                                 through investment in a diversified        Subadviser: Massachusetts Financial
                                         portfolio.                                 Services Company
MFS(R) Value Portfolio -- Class A        Seeks capital appreciation.                MetLife Advisers, LLC
                                                                                    Subadviser: Massachusetts Financial
                                                                                    Services Company

ELIGIBLE FUND                          INVESTMENT OBJECTIVE                      INVESTMENT ADVISER/SUBADVISER
------------------------------------   ---------------------------------------   -------------------------------------------
MSCI EAFE(R) Index Portfolio --        Seeks to track the performance of         MetLife Advisers, LLC
 Class B                               the MSCI EAFE(R) Index.                   Subadviser: MetLife Investment
                                                                                 Management, LLC
Neuberger Berman Genesis               Seeks high total return, consisting       MetLife Advisers, LLC
 Portfolio -- Class A                  principally of capital appreciation.      Subadviser: Neuberger Berman
                                                                                 Management LLC
Russell 2000(R) Index Portfolio --     Seeks to track the performance of         MetLife Advisers, LLC
 Class B                               the Russell 2000(R) Index.                Subadviser: MetLife Investment
                                                                                 Management, LLC
T. Rowe Price Large Cap Growth         Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio -- Class B                                                            Subadviser: T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth         Seeks long-term capital growth.           MetLife Advisers, LLC
 Portfolio -- Class B                                                            Subadviser: T. Rowe Price Associates, Inc.
Western Asset Management               Seeks to maximize total return            MetLife Advisers, LLC
 Strategic Bond Opportunities          consistent with preservation of           Subadviser: Western Asset Management
 Portfolio -- Class A                  capital.                                  Company
Western Asset Management               Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio --          consistent with preservation of           Subadviser: Western Asset Management
 Class A                               capital and maintenance of liquidity.     Company
WMC Balanced Portfolio -- Class B      Seeks long-term capital appreciation      MetLife Advisers, LLC
 (formerly BlackRock Diversified       with some current income.                 Subadviser: Wellington Management
 Portfolio)                                                                      Company, LLP
                                                                                 (formerly BlackRock Advisors, LLC)
WMC Core Equity Opportunities          Seeks to provide a growing stream         MetLife Advisers, LLC
 Portfolio -- Class A                  of income over time and,                  Subadviser: Wellington Management
 (formerly Davis Venture Value         secondarily, long-term capital            Company, LLP
 Portfolio)                            appreciation and current income.          (formerly Davis Selected Advisers, L.P.)



SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The classes of shares available under the Contract are listed in the Annual Eligible Fund Fees and Expenses table.


     Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contractowners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.


SUBSTITUTION OF INVESTMENTS

     If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both, for some or all classes of Contracts. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close sub-accounts to allocation of purchase payments or Contract Value, or both, for some or all classes of Contracts, at any time in our sole discretion. If automatic allocations (such as dollar cost averaging, asset rebalancing, or purchase payments made through our automated payment program) are being made to a subaccount that is closed or no longer available due to an Eligible Fund liquidation, and if you do not give us other instructions, then any amounts that would have gone into the closed subaccount will be allocated to the BlackRock Money Market Subaccount.


                               GUARANTEED OPTION

     You may allocate purchase payments to the Fixed Account. The Fixed Account is a part of our general account and offers a guaranteed interest rate. The Fixed Account is not available during annuitization but a fixed payment option is available. (See "The Fixed Account" for more information.)


                                 THE CONTRACTS

     We will issue the Contract to an individual through the age of 87 (through age 82 in New York). We will issue the Contract to joint contract owners through the age of 85 (through age 82 in New York), based on the older contract owner.


PURCHASE PAYMENTS

     Currently, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250. The following exceptions may apply.

   o When the Contract is bought as part of an individual retirement account under Section 408(a) of the Internal Revenue Code (the "Code") or individual retirement annuity under Section 408(b) of the Code (both referred to as "IRAs"), or a Roth IRA under Section 408A of the Code ("Roth IRA"), if you choose to have monthly purchase payments withdrawn from your financial institution account by debit authorization, we will accept a monthly minimum of $100 in lieu of a single $2,000 initial purchase payment.

   o For Contracts bought as part of other types of retirement plans qualifying for tax-benefited treatment under the Code, we will accept monthly purchase payments as low as $50 per month if payments are made through a group billing arrangement (also known as a "list bill" arrangement).

   o For all other Contracts, we will accept monthly purchase payments as low as $100 per month if they are made through our automated payment program. If you would like to exchange a New England Variable Fund I ("Fund I"), New England Retirement Investment Account ("Preference") or New England Variable Account ("Zenith Accumulator") contract for a Contract, we may waive the minimum initial and subsequent purchase payment amounts to correspond with the old contract. (For more information on exchanges, see Appendix D.)

   o We reserve the right to refuse purchase payments made via personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be filled. (See "Access To Your Money.")

   o If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

   o We will not accept purchase payments made with cash, money orders or travelers checks.

     We will accept a different amount than what is described above if required by federal tax law. We may limit initial or subsequent purchase payments made under a Contract. Currently, we may refuse any initial or subsequent purchase payment that would cause your Contract Value, including the value of all other Contracts you may own with us, to exceed $1,000,000. We reserve the right to not accept an initial or subsequent purchase payment that would cause your Contract Value, including the value of all other contracts you may own with us, to exceed $5,000,000.

     IN ADDITION, NO SUBSEQUENT PURCHASE PAYMENTS MAY BE MADE: (1) WITHIN SEVEN YEARS PRIOR TO THE CONTRACT'S MATURITY DATE; OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED IN AN INDIVIDUAL CAPACITY) REACHES AGE 88 (AGE 83 IN NEW YORK). FOR JOINT CONTRACT OWNERS, YOU MAY NOT MAKE A SUBSEQUENT PURCHASE PAYMENT AFTER THE OLDER CONTRACT OWNER REACHES AGE 86 (AGE 83 IN NEW YORK).

     If your Contract was issued as a Qualified Contract under Section 403(b) of the Code (also called a "tax sheltered annuity" or "TSA") in a "90-24 transfer" completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if this process is not completed within five business days unless you agree otherwise. We reserve the right to reject any application.


TEN-DAY RIGHT TO REVIEW

     Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to us or our agent for cancellation. Upon cancellation of the Contract, we will return to you the Contract Value. If required by the insurance law or regulations of the state in which your Contract is issued, however, we will refund all purchase payments made.


EMPLOYEE VERSION


     We may also make available an employee version of the Contract which includes a purchase payment credit feature. The charges and deductions and all other features are the same as other Contracts. Persons eligible to purchase an employee version are age 80 or younger, and are employees, officers, and directors or trustees of the Company, its affiliates, any broker-dealer authorized to sell the Contracts (or any bank affiliated with such a broker-dealer) and any investment adviser or subadviser to the Portfolios, or certain family members of the foregoing. If consistent with applicable state insurance law, for each purchase payment made under an employee version, we will credit the Contract with an additional 5% of each purchase payment. Any employee version purchase payment credit amounts will be applied on a pro-rata basis to the Fixed Account, if available, and the Eligible Funds based upon your allocation for your purchase payments, and will be subject to recapture if you cancel the Contract by returning it during the ten-day right to review period. We will deduct any purchase payment credit amounts from the refund amount. We will take back the purchase payment credit as if it had never been applied, however, the amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the purchase payment credit. No employee version purchase payment credit will apply to purchase payments which consist of money exchanged from other annuity issued by the Company or its affiliates. Other limitations may apply. We reserve the right to change the eligibility for or terms of the employee version.



ALLOCATION OF PURCHASE PAYMENTS

     You may allocate your purchase payments to the Fixed Account and to the Eligible Funds, up to a maximum of twenty Accounts. We convert your purchase payments, allocated to the Eligible Funds, to a unit of interest known as an Accumulation Unit. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment (or transfer request) by the Accumulation Unit Value for the selected sub-accounts at the end of the valuation day we receive your purchase payment at our Annuity Administrative Office. (See "Requests and Elections" for more information on receipt of purchase payments.)


STATE VARIATIONS


     Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, age issuance limitations, transfer rights and limitations, the right to reject purchase payments, or the right to assess transfer fees. However, please note that the maximum fees and charges for all features and benefits are set forth in the fee table in this prospectus. This prospectus describes all the material features of the contract. If you would like to review a copy of the Contract and endorsements, contact our Annuity Administrative Office.

CONTRACT VALUE AND ACCUMULATION UNIT VALUE

     We determine the value of your Contract by multiplying the number of Accumulation Units credited to your Contract by the appropriate Accumulation Unit Values. The Accumulation Unit Value of each sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects the deduction of all fees and expenses.

     The Accumulation Unit Value of each sub-account was initially set at $1.00. We determine the Accumulation Unit Value by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor for any sub-account reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the New York Stock Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the last determination of net asset value per share, and daily deductions for the Mortality and Expense Risk Charge and Administration Asset Charge, equal, on an annual basis to 1.65% of the average daily net asset value of the American Funds Bond Sub-Account, the American Funds Growth Sub-Account, the American Funds Growth-Income Sub-Account and the American Funds Global Small Cap Sub-Account, and to 1.40% of the average daily net asset value of all other subaccounts. The net investment factor may be greater or less than one. We describe the formula for determining the net investment factor under the caption "Net Investment Factor" in the Statement of Additional Information.

     If you select the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See "The Fixed Account.") If you have a loan under your Contract, the Contract Value also includes the amount of Contract Value transferred to our general account (but outside of the Fixed Account) due to the loan and any interest credited on that amount. We will credit interest earned on the amount held in the general account due to the loan at least annually to the sub-accounts you selected on the application. (See "Loan Provision for Certain Tax Benefited Retirement Plans.")


PAYMENT ON DEATH PRIOR TO ANNUITIZATION

     Prior to annuitization, your Contract's Death Proceeds will be payable to your Beneficiary if we receive, at our Annuity Administrative Office, due proof of the death of: (1) you as Contract Owner; (2) the first Contract Owner to die, if your Contract has joint owners; or (3) the Annuitant, if your Contract is not owned in an individual capacity. (If there is no named Beneficiary under a joint Contract, the Death Proceeds will be paid to the surviving Contract Owner.)

     The Contract's Death Proceeds at any time will be the greater of:

       (1) the current Contract Value (next determined after we receive due proof of death or if later an election to continue the Contract or to receive payment(s)) and;

       (2) the minimum guaranteed death benefit.

     During the first six months of your Contract the minimum guaranteed death benefit is equal to your purchase payments adjusted for any partial surrenders (including any applicable surrender charge). Partial surrenders will decrease the minimum guaranteed death benefit by the percentage of Contract Value withdrawn. On the sixth month anniversary of your Contract and on each six month anniversary thereafter, until your 76th birthday or 71st birthday of the oldest joint owner, the minimum guaranteed death benefit is equal to the larger of:

       (1) the minimum guaranteed death benefit that applied to your Contract prior to the recalculation;

       (2) the Contract Value on the date of recalculation.

     The new minimum guaranteed death benefit (plus any subsequent purchase payments, and adjusted for any subsequent surrenders), applies to your Contract until the next recalculation (six month anniversary) date, or until you make a purchase payment or surrender.

     For Contracts issued in New York, the minimum guaranteed death benefit will be recalculated at the beginning of each contract anniversary.

--------------------------------------------------------------------------------

 EXAMPLE:     Assume that we issue your contract with a $10,000 purchase payment on 1/1/07. No further purchase payments are made and during the first six months, no partial surrenders are made. During the first six months, the minimum guaranteed death benefit is $10,000. Assume that on 7/1/07, the Contract Value is
              $10,700. The minimum guaranteed death benefit is reset on that date to $10,700.
              Assume that the Contract Value increases to $11,000 by 12/1/07, and that you request a partial surrender of
              5% of your Contract Value, or $550, on that date. The minimum guaranteed death benefit immediately following the partial surrender is $10,165 [$10,700 - .05($10,700)].
              Assume that on 12/31/07 the Contract Value has decreased to $10,050. The minimum guaranteed death benefit remains at $10,165 and the Death Proceeds payable on 12/31/07 are $10,165.

--------------------------------------------------------------------------------

     OPTIONS FOR DEATH PROCEEDS. For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, Annuitant) dies prior to annuitization, we must pay Death Proceeds within 5 years from the date of death or apply the Death Proceeds to a payment option to begin within one year, but not to exceed the life or life expectancy of the beneficiary. We will pay the Death Proceeds, reduced by the amount of any outstanding loan plus accrued interest and by any applicable premium tax charge, in a lump sum or apply them to provide one or more of the fixed or variable methods of payment available (see "Annuity Options"). (Certain annuity payment options are not available for the Death Proceeds.) You may elect the form of payment during your lifetime (or during the Annuitant's lifetime, if the Contract is not owned by an individual). This election, particularly for Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of federal tax law.

     If you have not elected a form of payment, your Beneficiary has 90 days after we receive due proof of death to make an election. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws.

     The Beneficiary may: (1) receive payment in one sum, either by check, by placing the amount in an account that earns interest (see "Total Control Account" below), or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds; (2) receive payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continue the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AT OUR ANNUITY ADMINISTRATIVE OFFICE, AND THE BENEFICIARY IS ELIGIBLE FOR EITHER THE BENEFICIARY CONTINUATION OR THE SPOUSAL CONTINUATION PROVISION, WE WILL CONTINUE THE CONTRACT UNDER THE APPLICABLE PROVISION.

     There are comparable rules for distributions on the death of the Annuitant under tax qualified plans. However, if the Beneficiary under a tax qualified Contract is the Annuitant's spouse, tax law generally allows distributions to begin by the year in which the Annuitant would have reached age 70 1/2 (which may be more or less than five years after the Annuitant's death).

     If you (or, if applicable, the Annuitant) die on or after annuitization, the remaining interest in the Contract will be distributed as quickly as under the method of distribution in effect on the date of death.

     If we are presented with proof of your death before any requested transaction is completed (including transactions under automated investment strategies and automated withdrawal programs), we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and written payment instructions or election of Spousal Continuation or Beneficiary Continuation.


     --TOTAL CONTROL ACCOUNT.

     A Beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft-writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate.

     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


     --BENEFICIARY CONTINUATION

     Since tax law requires that Death Proceeds be distributed within five years after the death of a Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to keep the Death Proceeds in the Contract and to continue the Contract for a period ending five years after the date of death. The Death Proceeds must meet our published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax qualified Contracts) in order for the Contract to be continued by any Beneficiary.

     IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, WE WILL CONTINUE THE CONTRACT UNDER THE BENEFICIARY CONTINUATION PROVISION FOR A PERIOD ENDING FIVE YEARS AFTER THE DATE OF DEATH. IF BENEFICIARY CONTINUATION IS NOT AVAILABLE BECAUSE THE BENEFICIARY'S SHARE OF THE DEATH PROCEEDS DOES NOT MEET OUR PUBLISHED MINIMUM, HOWEVER, WE WILL PAY THE DEATH PROCEEDS IN A SINGLE SUM UNLESS THE BENEFICIARY ELECTS AN ANNUITY PAYMENT OPTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH.

     The Death Proceeds become the Contract Value on the date of the continuation and are allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially surrender his or her portion of the Contract Value, but may not make further purchase payments, take loans, or exercise the dollar cost averaging feature. No minimum guaranteed death benefit amount or Contingent Deferred Sales Charge will apply. Five years from the date of death of the Contract Owner (or, if applicable, the Annuitant), we will pay the Beneficiary's Contract Value to the Beneficiary. If the Beneficiary dies during that five year period, the Beneficiary's death benefit is the Contract Value on the date when we receive due proof of death, at our Annuity Administrative Office.


     --SPECIAL OPTIONS FOR SPOUSES

     Under the Spousal Continuation provision, the Contract may be continued after your death prior to annuitization in certain situations: if a Contract has spousal joint owners who are also the only Beneficiaries under the Contract, or if only one spouse is the Contract Owner (or, if applicable, the Annuitant) and the other spouse is the primary Beneficiary. In either of these situations, the surviving spouse may elect, within 90 days after we receive due proof of your death, at our Annuity Administrative Office:

       (1) to receive the Death Proceeds either in one sum or under a permitted payment option;

       (2) to continue the Contract under the Beneficiary Continuation provision; or

       (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant).

     IF THE SURVIVING SPOUSE DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AT OUR ANNUITY ADMINISTRATIVE OFFICE, WE WILL AUTOMATICALLY CONTINUE THE CONTRACT UNDER THE SPOUSAL CONTINUATION PROVISION IF OUR RULES PERMIT, AND THE SURVIVING SPOUSE WILL NOT BE ABLE TO RECEIVE THE DEATH PROCEEDS AT THAT TIME. The spouse is permitted to make additional purchase payments. The terms and conditions of the Contract that applied prior to the death will continue to apply, with certain exceptions described in the Contract.


     For purposes of the death benefit on the continued contract, Death Proceeds will be calculated the same as prior to continuation except all values used to calculate Death Proceeds are reset on the date the spouse continues the Contract.


     If a loan exists at the time the Contract Owner (or, if applicable, Annuitant) dies, and the Contract is continued under the Spousal Continuation provision, the amount of the outstanding loan plus accrued interest will be treated as a taxable distribution from the Contract to the deceased Contract Owner, and we will reduce the Contract Value accordingly.

TRANSFER PRIVILEGE

     --GENERAL

     Currently, you may transfer your Contract Value among sub-accounts and/or the Fixed Account without incurring federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between sub-accounts and/or the Fixed Account. See the Statement of Additional Information for the Contract, "Tax Status of the Contract."
--------------------------------------------------------------------------------
     Transfers During the Accumulation Phase. We currently do not charge a
     ----------------------------------------
 transfer fee or limit the number of transfers. We reserve the right to limit transfers and to charge a transfer fee. If we do change our policy, we will notify you in advance. Currently we allow a maximum of $500,000 and a minimum of $100 for each transfer. (If a sub-account contains less than $100, that full amount may be transferred to a sub-account in which you already invested, or you may transfer this amount in combination with Contract Value from another sub-account so that the total transferred to the new sub-account is at least $100.)


     Transfers During the Annuity Phase. We reserve the right to restrict your
     -----------------------------------
 transfers to one per Contract Year. Currently, we do not impose this limit.
 The same maximum and minimum amounts described above will apply. You may not transfer to the Fixed Account if you are receiving payments under a variable payment option. No transfers are allowed if you are receiving payments under a fixed payment option. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series
     during the Annuity Period. For information regarding the impact of sub-account transfers on the level of annuity payments, see the Statement of
     Additional  Information.
--------------------------------------------------------------------------------

     We will treat as one transfer all transfers requested by you on the same day for all Contracts you own. For multiple transfers requested on the same day, which exceed the $500,000 maximum, we will not execute any amount of the transfer. We will make transfers at the Accumulation Unit Values next determined after we receive your request at our Annuity Administrative Office. We may require that a written transfer request, for all sub-accounts or certain sub-accounts that we specify, be provided to us at our Annuity Administrative Office, signed by a Contract Owner.

     See "Requests and Elections" for information regarding transfers made by written request, by telephone or by Internet.

     We may distribute your Contract Value among no more than twenty Accounts (including the Fixed Account) at any time. We will not process transfer requests not complying with this rule.

     We reserve the right to limit the number of transfers during the accumulation and/or income periods. We also reserve the right to refuse transfers to the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate. We will notify you, in advance, if we change the above transfer provisions.

     Special rules apply to transfers involving the Fixed Account. We limit
                                                                   --------
transfers out of the Fixed Account as to amount. Currently, we are not imposing
------------------------------------------------
these restrictions but we have the right to reimpose them at any time. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. See "The Fixed Account" and the Statement of Additional Information.

     RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Contract Owners to transfer Contract Value may dilute the value of the shares of an Eligible Fund (or "portfolio") if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Global Small Capitalization Fund, Baillie Gifford International Stock Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Invesco Small Cap Growth Portfolio, Loomis Sayles Global Markets Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS(R) Research International Portfolio, MSCI EAFE(R) Index Portfolio,

Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, and Western Asset Management Strategic Bond Opportunities Portfolio), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). In addition, as described below, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER ELIGIBLE FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

     As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the Contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent transfer policies established by the Eligible Fund.

     In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.

     RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


DOLLAR COST AVERAGING

     We offer an automated transfer privilege called dollar cost averaging. Under this feature you may request that we transfer an amount of your Contract Value on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers into the Fixed Account). These transfers are made on a date you select or, if you do not select a date, on the date that a purchase payment or Contract Value is allocated to the dollar cost averaging program. However, transfers will be made on the 1st day of the following month for purchase payments or Contract Value allocated to the dollar cost averaging program on the 29th, 30th, or 31st day of a month. You may not allocate Contract Value to more than twenty accounts, including the Fixed Account, at any time. We currently restrict the amount of Contract Value which you may transfer from the Fixed Account. We allow one dollar cost averaging program to be active at a time. Currently, you must transfer a minimum of $100 per transfer. You can make subsequent purchase payments while you have an active dollar cost averaging program in effect, provided however, that no amount will be allocated to the program without your express direction. If you make a subsequent purchase payment while a dollar cost averaging program is in effect, we will not allocate the additional purchase payment to the program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future subsequent purchase payments or provide new allocation instructions with the subsequent purchase payment, we will allocate the payment to the instructions we have on record. Any purchase payments received after a program has ended will be allocated as described in "THE CONTRACTS--Allocation of Purchase Payments." Although the dollar cost averaging transfer amount will not be increased, we will increase the number of months over which transfers are made. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. You may not participate in a dollar cost averaging program while you are participating in the asset rebalancing or systematic withdrawal program. We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no charge to you for participating in the program and transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus. (See Appendix A for more information about Dollar Cost Averaging and the Statement of Additional Information for more information on Dollar Cost Averaging and the Fixed Account.)

     GUARANTEED ACCOUNT. Subject to state availability and to the extent allowed by state law, we may credit an interest rate different from the current Fixed Account rate, to eligible payments which you allocate to a Guaranteed Account we establish for the purpose of enhanced dollar cost averaging. The minimum rate credited depends on the date your Contract was issued but will not be less than 1%. The Guaranteed Account is part of our general account. Amounts in a Guaranteed Account are subject to the following limitations.

   o Certain rules and limitations may apply to the purchase payments you can allocate.

   o Amounts in a Guaranteed Account cannot be used as collateral for a loan.

     Under enhanced dollar cost averaging, you currently may select a duration of six or twelve months. The first transfer will be made on the date amounts are allocated to the enhanced dollar cost averaging option. If amounts are received on the 29th, 30th, or 31st of the month, dollar cost averaging transactions will be made on the 1st day of the following month. Subsequent transfers will be made on the same day in subsequent months. If the selected day is not a business day, the transfer will be deducted from the enhanced dollar cost averaging option on the selected day but will be applied to the sub-accounts on the next business day. Enhanced dollar cost averaging interest will not be credited on the transfer amount between the selected day and the next business day.

     The transfer amount will be equal to the amount allocated to the enhanced dollar cost averaging option divided by the selected duration in months. For example, a $12,000 allocation to a six-month enhanced dollar cost averaging option will consist of a $2,000 transfer each month for six months, and may include a final transfer of any remaining amounts, including the interest credited, separately as a seventh transfer.

     If a subsequent premium is allocated to an enhanced rate dollar cost averaging option while dollar cost averaging transfers are currently active, the subsequent payment will be allocated to the active enhanced dollar cost averaging option (6 or 12 months). The monthly dollar cost averaging transfer amount will be increased by the subsequent investment amount divided by the number of months in the selected duration period for the program. Using our example above, a subsequent $6,000 allocation to a 6 month dollar cost averaging program will increase the dollar cost averaging transfer amount from $2,000 to $3,000 ($12,000/6 + $6,000/6). Dollar cost averaging transfers will be made on a last-in first-out basis. If a subsequent premium is allocated to an enhanced rate dollar cost averaging option, the program will end when the assets are exhausted (which may be later than the selected period).

     We will also terminate the program when we receive notice of your death.

     Contact your agent for more information.


ASSET REBALANCING

     We offer an asset rebalancing program for Contract Value. Contract Value allocated to the sub-accounts can be expected to increase or decrease at different rates due to market fluctuations. An asset rebalancing program automatically reallocates your Contract Value among the sub-accounts periodically (quarterly, semi-annually or annually and when available, monthly) to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer Contract Value from those sub-accounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     You may select an asset rebalancing program when you apply for the contract or at a later date by contacting our Home Office. You specify the percentage allocations to which your contract value will be reallocated among the sub-accounts (excluding the Fixed Account). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of each period on which the New York Stock Exchange is open, we will transfer Contract Value among the sub-accounts to the extent necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Annuity Administrative Office. We will also terminate the program upon notification of your death in good order. Asset rebalancing cannot continue beyond the Maturity Date or once annuity payments have commenced. Currently, we don't count transfers made under an asset rebalancing program for purposes of the transfer rules described above.

SURRENDERS

     Before annuitization, you may surrender (withdraw) all or part of your Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value determined as of the end of the business day that we receive your request at our Annuity Administrative Office, reduced by the following amounts:

   o any applicable Contingent Deferred Sales Charge;

   o a pro rata portion of the Administration Contract Charge (on a full surrender only);

   o a premium tax charge (in certain states only); and

   o any outstanding loan plus accrued interest (on a full surrender only).

     See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" and "Loan Provision for Certain Tax Benefited Retirement Plans" for a description of these charges and when they apply.

     RESTRICTIONS. Federal tax laws, laws relating to employee benefit plans, or the terms of benefit plans for which the Contracts may be purchased may restrict your right to surrender the Contract.

   o The Optional Retirement Program of the University of Texas System does not permit surrenders prior to the plan participant's death, retirement, or termination of employment in all Texas public institutions of higher education.

   o Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial surrenders and systematic withdrawals prior to age 59 1/2 may be subject to a 10% penalty tax (and 25% in the case of a withdrawal from a SIMPLE IRA within the first two years). (See "Federal Income Tax Considerations.")

     Because a surrender may result in adverse tax consequences, you should consult a qualified tax advisor before making the surrender. (See "Federal Income Tax Considerations.")

     How to surrender.

   o You must submit a request to our Annuity Administrative Office. (See "Requests and Elections" for more information on receipt of requests at our annuity administrative office.)

   o You must provide satisfactory evidence of terminal illness, confinement to a nursing home or permanent and total disability (as defined in the Contract) if you would like to have the Contingent Deferred Sales Charge waived. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.")

   o You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed less favorably).

   o We have to receive your surrender request in our Annuity Administrative Office prior to the Maturity Date or the Contract Owner's death.

     We will normally pay surrender proceeds within seven days after receipt of a request at the Annuity Administrative Office, but we may delay payment, by law, under certain circumstances. (See "Suspension of Payments.") We may also withhold payment of surrender proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

     AMOUNT OF SURRENDER. We will base the amount of the surrender proceeds on the Accumulation Unit Values that are next computed after we receive the completed surrender request at our Annuity Administrative Office. However, if you choose to apply the surrender proceeds to a payment option, we will base the surrender proceeds on Accumulation Unit Values calculated on a later date if you so specify in your request. The amount of a partial surrender is a minimum of $100 unless we consent otherwise. After a partial surrender, your remaining Contract Value must be at least $1,000, unless we consent to a lower amount. If your Contract is subject to an outstanding loan, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $1,000, whichever is greater (unless we consent to a lesser amount). Otherwise, at your option, either we will reduce the amount of the partial surrender or we will treat the transaction as a full surrender that is subject to the full amount of any applicable Contingent Deferred Sales Charge. A partial surrender will reduce your Contract Value in the subaccounts and Fixed Account in proportion to the amount of your Contract Value in each, unless you request otherwise.

     DIVORCE. A withdrawal made pursuant to a divorce or separation instrument is subject to all the same withdrawal charge provision as described in "Contingent Deferred Sales Charge" (if permissible under tax law), will reduce the Contract Value and could have a significant negative impact on the death benefit.


SYSTEMATIC WITHDRAWALS

     Under the Systematic Withdrawal feature you may withdraw a portion of your Contract Value automatically on a monthly basis prior to annuitization. Each month either a fixed dollar amount (which you can change periodically) or the investment gain in the Contract may be withdrawn. If you elect to withdraw the investment gain only, we will not permit loans. Conversely, if you have a loan, you will not be able to elect the investment gain only option under the Systematic Withdrawal feature. If you would like to receive your Systematic Withdrawal payment on or about the first of the month, you should make your request by the 20th day of the month. Currently a withdrawal must be a minimum of $100. If you choose to have the investment gain withdrawn and it is less than $100 for a month, no withdrawal will be made that month. We reserve the right to change the required minimum monthly withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, we will process the withdrawal on the next business day. The Contingent Deferred Sales Charge will apply to amounts you receive under the Systematic Withdrawal Program in the same manner as it applies to other partial surrenders and surrenders of Contract Value. (See "Contingent Deferred Sales Charge.")

     If you make a partial surrender or a purchase payment at the same time that you are having the investment gain withdrawn under the Systematic Withdrawal feature, we will cancel the Systematic Withdrawal effective as of the next monthly withdrawal date. However, at your option, we will resume Systematic Withdrawals the following month. We will adjust the amount of the Systematic Withdrawals to reflect the purchase payment or partial surrender.

     If you continue to make purchase payments under the Contract while you are making Systematic Withdrawals you could incur any applicable Contingent Deferred Sales Charge on the withdrawals at the same time that you are making the new purchase payments. However, no Contingent Deferred Sales Charge will apply if you are having the investment gain (rather than a fixed dollar amount) withdrawn.

     You may have only one Systematic Withdrawal Program in effect at any time. We will terminate the program upon notification of your death in good order.

     The federal tax laws may include systematic withdrawals in your gross income in the year in which you receive the withdrawal amount and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. The application for the Systematic Withdrawal Program sets forth additional terms and conditions.


LOAN PROVISION FOR CERTAIN TAX BENEFITED RETIREMENT PLANS

     Contract loans are available to participants under tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are not subject to ERISA and to trustees of Qualified Plans (including those subject to ERISA). Availability of Contract loans is subject to state insurance department approval. The minimum loan amount is currently $1,000. We strongly encourage you to discuss the tax and ERISA implications of loans with a qualified tax advisor.

     We will not permit more than one loan at a time on any Contract except where state regulators require otherwise. Additional limits apply to qualified loans. Please see your plan administrator and/or refer to your contract for details.

     When you take out a loan we will transfer a portion of your Contract Value equal to the amount of the loan to our general account. This portion of Contract Value will earn interest (which is credited to your Contract), currently at the effective rate of 4 1/2% per year. We will credit this earned interest to your Contract's sub-accounts (and to the Fixed Account) annually in accordance with your previous allocation instructions.

     Under current rules, interest charged on the loan will be 6 1/2% per year. Depending on our interpretation of applicable law and on our administrative procedures, the interest rates charged and earned on loaned amounts may be changed (for example, to provide for a variable interest rate) with respect to new loans made. Because the amount moved to the general account as a result of the loan does not participate in the Variable Account's investment experience, a Contract loan can have a permanent effect on your Contract Value and Death Proceeds.

     You must repay loans within 5 years except for certain loans used for the purchase of a principal residence, (which must be repaid within 20 years). We will require repayment of the principal amount and interest on the loan in equal monthly installments under our repayment procedures. Contract loans are subject to applicable retirement program laws and their taxation is determined under the Code.

     Under current practice, if a Contract loan installment repayment is not made, we may (unless restricted by law) make a full or partial surrender of the Contract in the amount of the unpaid installment repayment on the Contract loan. If there is a default on the Contract loan, we may make a full or partial surrender in an amount equal to the outstanding loan balance (plus any applicable Contingent Deferred Sales Charge and Administration Contract Charge in each case). Interest may continue to be charged on any portion of a defaulted loan balance if we are restricted by law from making a full or partial surrender of the Contract to offset the loan. For more information, please refer to "FEDERAL INCOME TAX CONSIDERATIONS"--Taxation of Qualified Contracts" in this prospectus.

     If you have a loan you may not be able to make any partial surrenders. After any partial surrender, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $1,000, whichever is greater (unless we consent to a lesser amount). If a partial surrender by us to enforce the loan repayment schedule would reduce the unloaned Contract Value below this amount, we reserve the right to surrender your entire Contract and apply the Contract Value to the Contingent Deferred Sales Charge, the Administration Contract Charge and the amount owed to us under the loan. If at any time an excess Contract loan exists (that is, the Contract loan balance exceeds the Contract Value), we have the right to terminate your Contract. Termination of the Contract under these circumstances could have adverse tax consequences.

     Unless you request otherwise, Contract loans will reduce the amount of the Contract Value in the accounts in proportion to the Contract Value in each account. If any portion of the Contract loan was attributable to Contract Value in the Fixed Account, then you will have to allocate an equal portion of each loan repayment to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then 50% of each loan repayment will be allocated to the Fixed Account). Unless you request otherwise, we will allocate a repayment to the sub-accounts in the same proportions to which the loan was attributable to the sub-accounts.

     We will reduce the amount of your death proceeds, the amount payable upon surrender of your Contract and the amount applied on the Maturity Date to provide annuity payments by the amount of any outstanding Contract loan plus accrued interest. In these circumstances, the amount of the outstanding Contract loan plus accrued interest generally will be taxed as a taxable distribution.

     We will provide further information regarding loans upon request.


SUSPENSION OF PAYMENTS


     We reserve the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between sub-accounts or to the Fixed Account when permitted under applicable federal laws, rules and regulations. Current federal law permits such suspension or postponement if:
(a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists, as determined by the Securities and Exchange Commission so that it is not practicable to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.


     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, annuitize or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Contract to government regulators.

OWNERSHIP RIGHTS

     During the Annuitant's lifetime, all rights under the Contract belong solely to you as the Contract Owner unless otherwise provided.

     These rights include the right to:

   o change the Beneficiary (see also, "Abandoned Property Requirements" below)

   o assign the Contract (subject to limitations)

   o change the payment option

   o exercise all other rights, benefits, options and privileges allowed by the Contract or us.

     For individually owned Contracts where the Contract Owner and Annuitant are not the same, the Contract Owner must be the Contingent Annuitant. This person becomes the Annuitant under your Contract if the Annuitant dies prior to annuitization. Under a jointly owned Contract, if the Annuitant is not one of the Contract Owners, then one Contract Owner must be the Contingent Annuitant. You cannot change the Contingent Annuitant after the death of the Annuitant. If you use a Contract to fund an IRA or TSA Plan, the Contract Owner must be the Annuitant, and we will not allow a Contingent Annuitant.

     Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "Pension Plans" under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in your Contract. You should consider carefully the tax consequences of the purchase of the Contracts by Pension Plans.

     Contracts offered by the prospectus which we designed to qualify for the favorable tax treatment described below under "Federal Income Tax Considerations" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under some limited circumstances. A Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax advisor.

     If your Contract is used in connection with deferred compensation plans or retirement plans not qualifying for favorable federal tax treatment, such plans may also restrict the exercise of your rights. You should review the provisions of any such plan.

     ABANDONED PROPERTY REQUIREMENTS. Every state has unclaimed property laws which generally declare non- ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change (see "Requests and Elections" below).


REQUESTS AND ELECTIONS

     We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

     Subject to our restrictions on frequent or large transfers, requests for sub-account transfers, address changes or reallocation of future purchase payments may be made:

   o By Telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

   o Through your Registered Representative

   o In writing to New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594 or

   o By fax (515) 457-4301


   o For transfers or reallocation of future purchase payments, by Internet at www.metlife.com.


     If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay (such as any delay in answering your telephone call), we will treat your request as having been received on the following business day.

     We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for additional information.

     All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal, over the telephone, fax or through the Internet, may be subject to certain limitations. We may stop offering telephone, fax or Internet transactions at any time in our sole discretion.

     If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

     Telephone, facsimile, and computer systems (including the Internet), may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Annuity Administrative Office.

     A recording of daily unit values is available by calling 1-800-333-2501.

     We will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax or Internet are genuine. However, because telephone transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

     All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election.


CONFIRMING TRANSACTIONS

     We will send out written statements confirming that a transaction was recently completed. Certain transactions may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

                      ADMINISTRATION CHARGES, CONTINGENT
                   DEFERRED SALES CHARGE AND OTHER DEDUCTIONS

     We deduct various charges from your Contract Value for the services provided, expenses incurred and risks assumed in connection with your Contract. The charges are:

   o Administration Contract Charge

   o Administration Asset Charge

   o Mortality and Expense Risk Charge

   o Contingent Deferred Sales Charge

   o Premium Tax Charge and Other Expenses

     We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Contingent Deferred Sales Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses. We can profit from certain Contract charges. Please see "Annual Eligible Fund Operating Expenses."


ADMINISTRATION CONTRACT CHARGE

     The annual Administration Contract Charge is the lesser of: 2% of your total Contract Value (including any Contract Value you have allocated to the Fixed Account, and any Contract Value held in our general account as the result of a loan) and $30. This charge (along with the Administration Asset Charge) is for such expenses as issuing Contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the Contracts.

     We deduct the charge from your Contract Value on each Contract anniversary for the prior Contract Year from each sub-account in the ratio of your interest in each to your total Contract Value. We will deduct it on a pro rata basis at annuitization or at the time of a full surrender if it is not on a Contract anniversary. Currently, we do not impose the charge after annuitization. If we issue two Contracts to permit the funding of a spousal IRA, we will impose the Administration Contract Charge only on the Contract to which you have allocated the larger purchase payments in your Contract application. We deduct the charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or our general account as the result of a loan.

     We will waive the charge for a Contract Year if (1) your Contract Value at the end of the year was at least $50,000, OR (2) you made at least $1,000 in
                                          --
net deposits (purchase payments minus partial surrenders) during that Contract Year and the Contract Value at the end of the previous Contract Year was at least $25,000. (A pro rata charge will always be made on a full surrender and at annuitization, however, regardless of the amount of your Contract Value.)


ADMINISTRATION ASSET CHARGE

     The Administration Asset Charge is equal to an annual rate of 0.10% of net assets. We deduct this charge on a daily basis from each sub-account. As a percentage of net assets, the Administration Asset Charge will not increase over the life of your Contract, but the total dollar amount of the charge will vary depending on the level of Contract Value in the Variable Account. We will continue to access the Administration Asset Charge after annuitization if annuity payments are made on a variable basis.


MORTALITY AND EXPENSE RISK CHARGE

     We deduct a Mortality and Expense Risk Charge from the Variable Account. The charge is at an annual rate of 1.55% of the daily net assets of the American Funds Bond Sub-Account, American Funds Growth Sub-Account, American Funds Growth-Income Sub-Account and American Funds Global Small Capitalization Sub-Account, and 1.30% of the daily net assets of each other sub-account. We compute and deduct this charge on a daily basis from the assets in each sub-account. This charge is for the guaranteed annuity rates (so that your annuity payments will not be affected by the mortality rate of others), death benefit, and guarantee of Administration charges, regardless of actual expenses incurred. The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include, but are not limited to, issuing Contracts, maintaining records, making and maintaining sub-accounts available under the Contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers and dollar cost averaging. The Mortality and Expense Risk Charge as a percentage of Contract Value will not increase over the life of a Contract. The Mortality and Expense Risk Charge will continue to be assessed if annuity payments are made on a variable basis after annuitization. (See "Annuity Payments.")

     If the Mortality and Expense Risk Charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.


CONTINGENT DEFERRED SALES CHARGE

     We do not deduct or charge for sales expenses from your purchase payments when they are made. However, a Contingent Deferred Sales Charge may apply on certain events ("CDSC events"). CDSC events are: (a) a full or partial surrender of your Contract (including surrenders where you apply the proceeds to certain payment options); or (b) in some circumstances, a withdrawal of the commuted value of amounts that you applied to an annuity payment option.

     When you make a full surrender of your Contract, we take into account the Contingent Deferred Sales Charge in calculating the proceeds you will receive. On a partial surrender, we deduct the Contingent Deferred Sales Charge from the Contract Value remaining after deduction of the amount you requested. We take the Contingent Deferred Sales Charge from the Contract Value in the subaccounts and the Fixed Account in the same proportion as the Contract Value surrendered.


     The Contingent Deferred Sales Charge equals a percentage of each purchase payment. Each purchase payment is subject to the charge for seven years (12 month periods) from the date we receive it, as follows:


NUMBER OF COMPLETE
YEARS FROM RECEIPT
OF PURCHASE PAYMENT                  CHARGE
---------------------------------   -------
  0..............................   7%
  1..............................   6%
  2..............................   5%
  3..............................   4%
  4..............................   3%
  5..............................   2%
  6..............................   1%
  7 and thereafter...............   0%

     In no event will the amount of the Contingent Deferred Sales Charge exceed the equivalent of 8% of the first $50,000 of purchase payments and 6.5% of purchase payments in excess of $50,000.

     In any Contract Year you may surrender the free withdrawal amount without incurring the Contingent Deferred Sales Charge. The free withdrawal amount for each Contract Year is equal to the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year; and (2) the excess of the Contract Value over purchase payments subject to the Contingent Deferred Sales Charge on the date of surrender. Unused free withdrawal amounts do not carry over to the next Contract Year.

--------------------------------------------------------------------------------

 EXAMPLE:     Assume that you make a single purchase payment of $10,000 into the Contract. The following illustrates the free withdrawal amount available under two hypothetical situations.

                          HYPOTHETICAL CONTRACT VALUE


                                                                             10% OF
                                                                          BEGINNING OF   MAXIMUM FREE
                        AT BEGINNING     ON WITHDRAWAL                   YEAR CONTRACT    WITHDRAWAL
                      OF CONTRACT YEAR        DATE       CONTRACT GAIN       VALUE          AMOUNT
                     ------------------ --------------- --------------- --------------- -------------
 Situation 1........       $12,500          $14,000          $4,000          $1,250         $4,000
 Situation 2........       $11,000          $10,000          $    0          $1,100         $1,100

--------------------------------------------------------------------------------

     We will attribute a surrender first to the free withdrawal amount. If you surrender an amount greater than the free withdrawal amount, we will attribute the excess to purchase payments on a "first-in, first-out" basis. That is, we will withdraw your purchase payments in the order you made them.
--------------------------------------------------------------------------------

 EXAMPLE:     Assume that you make a $10,000 purchase payment into the Contract on 6/1/11 and you make another
              $10,000 purchase payment on 2/1/12. The following illustrates the Contingent Deferred Sales Charge that would apply on partial surrenders in two hypothetical situations.

                          HYPOTHETICAL CONTRACT VALUE


                                                                                                  10% OF
                                                                                               BEGINNING OF   MAXIMUM FREE
                                             AT BEGINNING     ON WITHDRAWAL                   YEAR CONTRACT    WITHDRAWAL
                                           OF CONTRACT YEAR        DATE       CONTRACT GAIN       VALUE          AMOUNT
                                          ------------------ --------------- --------------- --------------- -------------
 Situation 1: $7,000 partial surrender on
  12/1/12................................       $22,000          $25,000          $5,000          $2,200         $5,000

     The first $5,000 withdrawn would be free of the Contingent Deferred Sales Charge. We would make the remaining $2,000 of the withdrawal from the oldest purchase payment (i.e. the 6/1/11 purchase payment). A 6% Contingent Deferred Sales Charge would apply to the $2,000, because the withdrawal would be taking place in the second year following the date of the purchase payment.


                          HYPOTHETICAL CONTRACT VALUE


                                                                                                       10% OF
                                                                                                    BEGINNING OF   MAXIMUM FREE
                                                  AT BEGINNING     ON WITHDRAWAL                   YEAR CONTRACT    WITHDRAWAL
                                                OF CONTRACT YEAR        DATE       CONTRACT GAIN       VALUE          AMOUNT
                                               ------------------ --------------- --------------- --------------- -------------
 Situation 2: $25,000 surrender on 1/1/14  .         $30,000          $33,000         $13,000          $3,000        $13,000

     The first $13,000 withdrawn would be free of the Contingent Deferred Sales Charge. We would make the remaining $12,000 of the withdrawal by withdrawing the $10,000 purchase payment made on 6/1/11 and $2,000 of the $10,000 purchase payment that you made on 2/1/12. The Contingent Deferred Sales Charge that would apply is: 3% x $10,000 + 4% x $2,000, or $380. The remaining amount of purchase payments that could be subject to the Contingent Deferred Sales Charge (assuming no further purchase payments were made) would be $8,000.
--------------------------------------------------------------------------------

     Free withdrawal amounts do not reduce the total purchase payments that are potentially subject to the Contingent Deferred Sales Charge under your Contract.

     If your Contract Value is less than your total purchase payments potentially subject to a surrender charge due to a free withdrawal, negative investment performance or deduction of the Administration Contract Charge, we apply the Contingent Deferred Sales Charge to your Contract Value (instead of your purchase payments). Under such circumstances, the following rules apply for calculating the Contingent Deferred Sales Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE. No Contingent Deferred Sales Charge will apply:

   o After 30 days from the time we issue your Contract if you apply the proceeds to a variable or fixed payment option involving a life contingency (described under "Annuity Options"), or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option (if elected prior to age 85), or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under any of those options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that we would have deducted when you originally applied the Contract proceeds to the option. We will take into account the lapse of time from annuitization to surrender. We will base the portion of the Contingent Deferred Sales Charge which applies on the ratio of (1) the number of whole months remaining, on the date of the withdrawal, until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining, when you applied the proceeds to the option, until the date when the Contingent Deferred Sales Charge would expire. (See example in Appendix B.)

   o If the amount of the Withdrawal Charge that would apply if not for this provision, (1) would constitute less than 0.50% of your Contract Value, and (2) you transfer your total Contract Value to certain eligible contracts issued by the Company or one of its affiliated companies.

   o On full or partial surrenders if you, a joint owner, or Annuitant if the contract is not owned by an individual, become terminally ill (as defined in the Contract), have been confined to a nursing home for more than 90 continuous days, or are permanently and totally disabled (as defined in the Contract). This benefit is only available if you were not over age 65 when we issued the Contract, and may not be available in every state.

   o If under the Spousal Continuation provision the Contract's Maturity Date is reset to a date that is less than seven years after the most recent purchase payment was made.

   o On minimum distributions required by tax law. We currently waive the Withdrawal Charge on required minimum distributions from, or excess contributions to, Qualified Contracts (this exception applies only to amounts that are required to be distributed from this Contract). This waiver applies only if the required minimum distribution exceeds the free withdrawal amount and no previous surrenders were made during the Contract Year. (See "Federal Income Tax Considerations--Taxation of Qualified Contracts.")

     We may also waive the Contingent Deferred Sales Charge if you surrender a Contract in order to purchase a group variable annuity issued by us or an affiliate. We may also waive the Withdrawal Charge if permitted in your State, for certain qualified plans, including 403(a), 403(b) not subject to ERISA, 401(a), 401(k) or 457 plans, if you make a direct transfer to another funding vehicle or annuity contract issued by us or by one of our affiliates and we agree.


PREMIUM AND OTHER TAX CHARGE

     Some states impose a premium tax liability on the date when annuity benefits commence. In those states, we may deduct the premium tax charge from the Contract Value on that date. Currently, South Dakota imposes a premium tax on annuity purchase payments received by insurance companies. We pay this tax when incurred, and recover this tax by imposing a premium tax charge on affected Contracts. We deduct the premium tax charge at the earliest of: a full or partial surrender of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision). To determine whether and when a premium tax charge will be imposed on a Contract, we will look to the state of residence of the Annuitant when a surrender is made, annuity benefits commence or Death Proceeds are paid. We reserve the right to impose a premium tax charge when we incur a premium tax or at a later date. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Variable Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.

     Deductions for state premium tax charges currently range from 1/2% to 1.00% of the Contract Value (or, if applicable, purchase payments or Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. See Appendix C for a list of premium tax rates.

     We also reserve the right to deduct from purchase payments, Contract Value, surrenders or annuity payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and annuity income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


OTHER EXPENSES

     An investment advisory fee is deducted from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table.") The prospectuses and Statements of Additional Information of the Eligible Funds describe these deductions and expenses.


                                ANNUITY PAYMENTS


ELECTION OF ANNUITY

     The annuity period begins at the Maturity Date (or earlier if you surrender the Contract) and provides for payments to be made to the Payee. You may apply your contract value to one of the payment options listed below (or a comparable fixed option). By the time the older of the Contract Owner or Annuitant reaches age 95 (age 90 or ten years after issue of your Contract in New York State), and if you do not either elect to extend the maturity date on the Contract, select a pay-out option or withdraw your entire Contract Value, and your Contract was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10-year guarantee.

     We base the Maturity Date of your Contract on the older of the Contract Owner(s) and the Annuitant. The Maturity Date is the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law). If your Contract is acquired pursuant to an exchange from an old contract (see "The Contracts--Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract. You may not change the Maturity Date to an earlier date. We may allow you to extend the Maturity Date (subject to restrictions that may apply in your state and our currently established administrative procedures).

     PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT.

     If you and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the Contract will continue for the benefit of the Contingent Annuitant. We will reset the Maturity Date if necessary, based on the age of the older Contract Owner.

     You may not change the ownership of your Contract without our consent. If you change ownership, we may require a change in the Maturity Date, based on the new Contract Owner's age. We will base the new Maturity Date on the older of the new Contract Owner and the Annuitant. The new Maturity Date will be the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

     Unless you elect another option, variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. Any Contract Value in the Fixed Account will be applied to provide fixed, not variable, payments. You can change this annuity payment option at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "Administration Charges, Contingent Deferred Sales Charge and Other Deductions") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, and the age and sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA or where required by state law, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity rates, the annuity rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued. You may choose to have annuity payments made on a monthly, quarterly, semi-annual, or annual frequency. (See "Amount of Variable Annuity Payments.")

     Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.


ANNUITY OPTIONS

     There are several annuity payment options. You may select one of the payment options prior to the Maturity Date, at full or partial surrender, or when death proceeds are payable. (Some options are not available for death proceeds.)

     For a description of the tax consequences of full and partial annuitization, see "FEDERAL INCOME TAX CONSIDERATIONS".


     You select an annuity payment option by written request to us at our Annuity Administrative Office and subject to any applicable federal tax law restrictions.


     If more than one frequency is permitted under your Contract, choosing less frequent payments will result in each annuity payment being larger. Annuity payment options that guarantee that payments will be made for a certain number of years regardless of whether the Payee or Payees are alive (such as the Variable Income for a Specified Number of Years, Variable Life Income with Period Certain, the Variable Income Payments to Age 100, or the Joint and Survivor Variable Life Income, 10 Years Certain options, listed below) result in annuity payments that are smaller than annuity payment options without such a guarantee (such as the Variable Life Income, Joint and Survivor Variable Life Income or the Joint and 2/3 to Survivor Variable Life Income options, listed below).

     The Contract offers the variable annuity payment options listed below.

       Variable Income for a Specified Number of Years. We will make variable payments for the number of years elected, which may not be more than 30 except with our consent. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

       Variable Life Income. We will make variable payments which will continue: while the Payee is living*; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

       Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

       Variable Life Income for Two Lives. We will make variable payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years
    Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

     Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option. Any Contract value in the Fixed Account will be applied to provide fixed, not variable, payments.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.

     You may withdraw the commuted value of the payments remaining under a variable period certain option (such as the Variable Income for a Specified Number of Years Option). You may not commute a fixed period certain option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining payments. For variable income payment options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract. (See "Amount of Annuity Payments".) For fixed income payment options, the calculation of the commuted value will be done using the then current annuity purchase rates.

     Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

   o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

   o The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

   o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

     A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     See the section entitled "ASSET-BASED INSURANCE CHARGES, WITHDRAWAL AND OTHER DEDUCTIONS" to find out whether a Withdrawal Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

     The availability of certain annuity payment options may be restricted on account of Company policy and federal tax law, which among other things, may restrict payment to the life expectancy of the payee and/or may limit the choice of percentage reduction in payments under a joint and survivor option. In addition, these federal tax rules may also limit the use in qualified contracts of annuity payment options that contain a commutation feature because, among other things, income payments must be made at least annually to avoid a 50% excise tax. Accordingly, we reserve the right to restrict the availability under qualified contracts of annuity payment options with commutation features and/or limit the amount that may be withdrawn under such features.

     See the section entitled "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" to find out whether a Contingent Deferred Sales Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.


     The availability of certain annuity payment options may be restricted on account of Company policy and federal tax law, which among other things, may restrict payment to the life expectancy of the payee.


     We continue to assess the Mortality and Expense Risk Charge and the Administrative Asset Charge if annuity payments are made under any variable annuity payment option (either before or after the Maturity Date), including an option not involving a life contingency and under which we bear no mortality risk.


AMOUNT OF VARIABLE ANNUITY PAYMENTS

     At the Maturity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, administration contract, and contingent deferred sales charges and by any outstanding loan plus accrued interest) is applied toward the purchase of annuity payments. We determine the amount of monthly variable annuity payments on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected.

     The Fixed Account is not available under variable payment options. Current annuity purchase rates may be changed by us periodically, and we will apply them prospectively on a non-discriminatory basis.

     We calculate the initial payment using the assumed investment return you select. The amount of each payment after the initial payment will depend on how the subaccounts perform, relative to the assumed investment return. If the actual net investment return (annualized) exceeds your assumed investment return, the payment will increase. Conversely, if the actual return is less than your assumed investment return, the annuity payment will decrease.

     When selecting an assumed investment return, you should keep in mind that a lower assumed investment return will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Eligible Funds. On the other hand, a higher assumed investment return will result in a higher initial payment than a lower assumed investment return, but later payments will rise more slowly or fall more rapidly. You may select an assumed investment return of 3.5% or, if allowed by applicable law or regulation, 5%. If you do not choose an assume investment return, we will use 3.5%.

     For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.


                 RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

       1. Plans qualified under Section 401(a) or 403(a) of the Code ("Qualified Plans");

       2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA;

       3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997;

       4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

       5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including federal employees ("Governmental Plans").

     An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and federal tax aspects of such plans. In particular, the Contract is not intended for use with annuity purchase plans adopted by public schools and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should not be purchased for use with such plans. The Contract previously may have been available for use in TSA Plans funded by transfers from existing 403(b) plans (so-called "90-24 transfers") and which are not otherwise subject to ERISA. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.") The Company may make the Contract available for use with
Section 401(k) plans.

     A summary of the federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "Federal Income Tax Considerations--Taxation of Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

     In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

     Because the underlying tax-favored retirement plan itself provides tax
     ----------------------------------------------------------------------
deferral, whether or not a variable annuity is purchased, you should consider
-----------------------------------------------------------------------------
whether the features and benefits unique to variable annuities are appropriate
------------------------------------------------------------------------------
for your needs when purchasing a Qualified Contract.
----------------------------------------------------


                       FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

     Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

     OWNER CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets.


TAXATION OF NON-QUALIFIED CONTRACTS

     NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

     Naming a non-natural person, such as a trust or estate, as a designated beneficiary may eliminate the ability to stretch the payment over an individual's life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code.

     The following discussion generally applies to Contracts owned by natural persons.

     WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the

Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.


     PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

   o made on or after the taxpayer reaches age 59 1/2;

   o made on or after the death of an Owner;

   o attributable to the taxpayer's becoming disabled;

   o made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

   o under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Once the investment in the Contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

     Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.


     In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.


     The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.

     Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner's death (or the primary annuitant's death where the owner is not a natural person) or over the designated beneficiary's life (or over a period no longer than the beneficiary's remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner's death (or of a primary annuitant's death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.


     Caution: We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract.


     At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is used to convert to income payments. Consult your tax attorney prior to partially annuitizing your Contract.

     Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.

     Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.


     The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.

     3.8% TAX ON NET INVESTMENT INCOME. Federal tax law imposes a 3.8% Medicare tax on the lesser of


       (1) the taxpayer's "net investment income," (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), or

       (2) the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

     "Net investment income" in Item 1 does not include distributions from tax-qualified plans (i.e., arrangements described in IRC
(section)(section)401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2.


     You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.

     PARTIAL ANNUITIZATION. We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 591/2) in addition to ordinary income tax. Starting in 2011, if your Contract allows and you elect to apply less than the entire Contract Value to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser prior to partially annuitizing your contract.


     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as page A-24 of this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

     TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.

     FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."


TAXATION OF QUALIFIED CONTRACTS

     The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

     WITHDRAWALS. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.


     INDIVIDUAL RETIREMENT ACCOUNTS (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2014, $5,500 plus, for Owner's age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) Contract Value or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. THE INTERNAL REVENUE SERVICE HAS APPROVED THE FORMS OF THE IRA AND SIMPLE IRA ENDORSEMENTS, WHEN USED WITH THE CONTRACT AND ITS RIDERS. PLEASE BE AWARE THAT THE IRA OR SIMPLE IRA CONTRACT ISSUED TO YOU MAY DIFFER FROM THE FORM OF THE TRADITIONAL IRA OR SIMPLE IRA APPROVED BY THE IRS BECAUSE OF SEVERAL FACTORS SUCH AS DIFFERENT RIDERS AND STATE INSURANCE REQUIREMENTS. ADDITIONALLY, SUCH APPROVAL AS TO THE FORM OF THE CONTRACT BY THE IRS DOES NOT CONSTITUTE ANY APPROVAL OR ENDORSEMENT AS TO THE INVESTMENT PROGRAM THEREUNDER.

     SIMPLE IRA'S permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $12,000 for 2014. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

     ROTH IRAS, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

     CORPORATE PENSION AND PROFIT-SHARING PLANS under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract has an enhanced death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.

     TAX SHELTERED ANNUITIES under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of
(1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties under new IRS regulations affecting 403(b) plans and arrangements.

     Under IRS regulations adopted in 2007, employers must meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax-deferred status under 403(b). These regulations were generally effective January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax-deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is
                                                 -----
subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a
              -----
90-24 transfer on or before September 24, 2007, may subject the contract to
               ------------
this new employer requirement.

     In consideration of these regulations, the Contract is no longer available for purchase as a transfer. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.

     DEATH BENEFITS. FOR CONTRACTS PURCHASED IN CONNECTION WITH QUALIFIED PLANS UNDER SECTION 401(A) OR TSA PLANS UNDER SECTION 403(B), CERTAIN DEATH BENEFITS COULD CONCEIVABLY BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN CERTAIN PENSION OR PROFIT-SHARING PLANS. BECAUSE THE DEATH BENEFIT IN CERTAIN CASES MAY EXCEED THIS LIMITATION, EMPLOYERS USING THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD CONSULT THEIR TAX ADVISER.

     ELIGIBLE SECTION 457(B) PLANS, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer (which must be a tax-exempt entity under Section 501(c) of the Code). In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

     LOANS. IF YOUR QUALIFIED PLAN OR TSA PLAN CONTRACT PERMITS LOANS, THE AMOUNT OF SUCH LOANS, THE REPAYMENT TERMS AND THE TREATMENT OF DEFAULTS ARE SUBJECT TO LIMITATIONS AND RULES UNDER SECTION 72(P) OF THE CODE AND THE

REGULATIONS THEREUNDER. THE TERMS OF YOUR LOAN WILL BE GOVERNED BY YOUR LOAN AGREEMENT AND THE REQUIREMENTS OF THE TAX LAW (AND ERISA, WHERE APPLICABLE). FAILURE TO SATISFY THESE REQUIREMENTS WILL RESULT IN ADVERSE TAX CONSEQUENCES. CONSULT YOUR TAX ADVISER PRIOR TO APPLYING FOR A LOAN.

     REQUIRED MINIMUM DISTRIBUTIONS ("RMDS"). Qualified Contracts (including Contracts issued under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

     Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value, as well as all living benefits) must be added to the Contract Value in computing the amount required to be distributed over the applicable period.

     The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax advisor to determine whether your variable income annuity will satisfy these rules for your own situation.


     SUSPENSION OF MINIMUM DISTRIBUTION RULES DURING 2009. For RMDs, following the death of the Owner or Annuitant of a Qualified Contract the five-year rule is applied without regard to calendar year 2009. For instance, for a Contract Owner who died in 2009, the five-year period would end in 2015 instead of 2014. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.


     OTHER TAX ISSUES. Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

     TAX CREDITS AND DEDUCTIONS. We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

     Commutation Features Under Annuity Payment Options. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

   o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

   o The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

   o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.


     See also the discussion of commutation features under "Annuity Payments." A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

     ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

     PUERTO RICO TAX CONSIDERATIONS. The Puerto Rico Internal Revenue Code of 2011 (the "2011 P.R. Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 P.R. Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 P.R. Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 P.R. Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with your tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.


                                 VOTING RIGHTS

     We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

     Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a subaccount and the total number of votes attributable to the subaccount. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the subaccount. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that subaccount for all policies or contracts for which we have received voting instructions.

     We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

     The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote.


                         DISTRIBUTION OF THE CONTRACTS


     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution and sale of the Contracts. Prior to April 28, 2014, New England Securities Corporation was the distributor of the Contracts. Distributor's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. Distributor offers the Contracts through its sales representatives. Distributor may also enter into selling agreements with other affiliated broker-dealers ("selling firms") for the sale of the Contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. We pay commissions to Distributor for sales of the Contracts by its sales representatives, as well as selling firms. Each of the Eligible Funds make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see "Fee Table--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses). These payments range from 0.15% to 0.55% of Variable Account assets invested in a particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. Additionally, we pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all amounts allocated to the American Funds Bond Fund, American Funds Growth Fund, the American Funds Growth-Income Fund, American Funds Global Small Capitalization Fund, American Funds Balanced Allocation Portfolio, American Funds Moderate Allocation Portfolio, and the American Funds Growth Allocation Portfolio for the services it provides in marketing the Funds' shares in connection with the Contract.

     Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. Sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

     With respect to the Contract, the gross dealer concession is up to 7.50% of each purchase payment, and, starting as early as the second Contract Year, is up to 1.14% of the Contract Value each year the Contract is in force. We do not currently but reserve the right to pay lower gross dealer concession on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of gross dealer concession may be returned if the Contract is not continued through the first Contract Year. Gross dealer concession may also be paid if the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force. A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.


     Distributor also makes payments for the sale of the Contracts to the Managing Partner who supervises the sales representative. Payments to the Managing Partners vary and depend on a number of factors, including sales of proprietary products, the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency. Because the sales made by the representatives they supervise are a factor in determining Managing Partners' compensation, they also have an incentive to favor the sales of proprietary products. Managing Partners may pay a portion of their cash compensation to their sales representatives.


     Distributor's sales representatives and their managers (and the sales representatives and managers of our affiliates) may also be eligible for additional cash compensation, such as bonuses and, expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits, is based primarily on the amount of proprietary products sold, sales representatives and their managers may have an incentive to favor the sale of proprietary products.


     Sales representatives and their managers are also eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Contract is sold. This amount is part of the total compensation paid for the sale of the Contract.

     Receipt of the cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.


     The commissions payable for Contract sales by selling firms (affiliated and non-affiliated) will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. Sales representatives and their managers are also eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms.


     A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

     Commissions and other incentives or payments described above are not charged directly to Contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.


     We and Distributor may also enter into preferred distribution arrangements with certain affiliated selling firms such as MetLife Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

                               THE FIXED ACCOUNT

     The contract has a Fixed Account option. You may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of our general account. The Fixed Account offers diversification to a variable annuity contract, allowing you to protect principal and earn a guaranteed rate of interest.


     Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and we have been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


     Our general account consists of all assets owned by us other than those in the Variable Account and the Company's other separate accounts. We have sole discretion over the investment of assets in the general account, including those in the Fixed Account. You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an annual rate that will not be less than the greater of 1.0% or the minimum rate required by your state. (Special rules apply to loan repayments. See the Statement of Additional Information.) We are not obligated to credit interest at a higher rate, although we have sole discretion to do so. We will credit Contract Values in the Fixed Account with interest daily.

     Any purchase payment or portion of Contract Value you allocate to the Fixed Account will earn interest at an annual rate we determine for that deposit for a 12 month period. At the end of each succeeding 12 month period, we will determine the interest rate that will apply to that deposit plus the accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits on that same day.


CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

     A Contract's total Contract Value will include its Contract Value in the Variable Account, in the Fixed Account, and, for Contracts under which Contract loans are available, any of its Contract Value held in the Company's general account (but outside the Fixed Account) which is the result of a Contract loan.


     Amounts you surrender from the Fixed Account will be on a "first-in, first-out" basis. Amounts you withdraw from the Fixed Account due to a Contract loan will be on a "last-in, first-out" basis. The amounts you allocate to the Fixed Account are subject to the same rights and limitations as are in the Variable Account regarding surrenders and partial surrenders. Special limits, however, apply to transfers involving the Fixed Account (see below).

     Unless you request otherwise, any partial surrender you make will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account, proportionately. In addition, if any portion of your Contract loan comes from Contract Value in the Fixed Account, then you must allocate an equal portion of each loan repayment to the Fixed Account.

     We limit the amount of Contract Value which you may transfer from the Fixed Account, except with our consent to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or
(ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year. However, these limits do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. Amounts you transfer to the sub-accounts from the Fixed Account will be on a "last-in, first-out" basis; that is, they will be made in the reverse order in which you made deposits into the Fixed Account. Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time. We reserve the right to restrict purchase payments and transfers to the Fixed Account. You should be aware that it may take a while (even if you make no additional purchase payments or transfers into the Fixed Account) to make a complete transfer of your balance from the Fixed Account if transfer restrictions are imposed. It is important to consider when deciding to invest in the Fixed Account whether the transfer restrictions fit your risk tolerance and time horizon. See the Statement of Additional Information.

     We will deduct the annual Administration Contract Charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or our general account as the result of a loan.

     For more information on the Fixed Account please refer to the Statement of Additional Information.

                       INVESTMENT PERFORMANCE INFORMATION

     We may advertise or include in sales literature (i) current and effective yields for the sub-accounts; (ii) total returns for the sub-accounts, (iii) non-standard returns for the sub-accounts and (iv) historical and hypothetical illustrations of the growth and value of a purchase payment or payments invested in the sub-accounts for a specified period. Total returns for the sub-accounts are based on the investment performance of the corresponding Eligible Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a sub-account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.


YIELDS

     The current yield of the BlackRock Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified 7-day period. The current yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

     The yield of a Sub-Account (besides the State Street Research Money Market Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.


STANDARD RETURN

     The total return of a sub-account refers to return quotations assuming an investment under a Contract has been held in the sub-account for the stated times. Average annual total return of a sub-account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a sub-account for the specified period. Standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the sub-account, including any Contingent Deferred Sales Charge that would apply if you terminated a Contract at the end of each period indicated, but excluding any deductions for premium taxes. Standardized total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the sub-account if any of those periods are not available.


NON-STANDARD RETURN

     "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions may not include the Contingent Deferred Sales Charge. We may from time to time disclose average annual total return for non-standard periods and cumulative total return for a sub-account. Non-standard performance will be accompanied by standard performance.

     We may also illustrate what would have been the growth and value of a specified purchase payment or payments if it or they had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds had commenced operations. This illustration will show Contract Value and Surrender Value, calculated in the same manner as average annual total return, as of the end of each year, ending with the date of the illustration. Surrender Value reflects the deduction of any Contingent Deferred Sales Charge that may apply, but does not reflect the deduction of any premium tax charge. We may also show annual percentage changes in Contract Value and Surrender Value, cumulative returns, and annual effective rates of return. We determine the annual percentage change in Contract Value by taking the difference between the Contract Value or Surrender Value at the beginning and at the end of each year and dividing it by the beginning Contract Value or Surrender Value. We determine cumulative return by taking the difference between the investment at the beginning of the period and the ending Contract Value or Surrender Value and dividing it by the investment at the beginning of the period. We calculate the annual effective rate of return in the same manner as average annual total return.

     We may show the percent change in accumulation unit value and annual effective rate of return of a subaccount. Accumulation unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Contract Administration Fee. The percent change in accumulation unit value is calculated by dividing the difference in accumulation unit values at the beginning and end of the period by the beginning accumulation unit value. See the Statement of Additional Information for a description of the method for calculating the annual effective rate of return.

     We may present illustrations for a hypothetical Contract assuming monthly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present illustrations designed to show required minimum distributions and other values for hypothetical Contracts under certain qualified plans.

     We may also illustrate growth and value of a specified purchase payment or payments in the same manner as described above based on hypothetical returns.


OTHER PERFORMANCE

     In advertising and sales literature, we may compare the performance of each sub-account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the sub-accounts. Advertising and sales literature may also show the performance rankings of the sub-accounts assigned by independent services, such as Variable Annuity Research Data Services ("VARDS") or may compare to the performance of a sub-account to that of a widely used index, such as Standard & Poor's Index of 500 Common Stocks. We may also use other independent ranking services and indexes as a source of performance comparison.


                               LEGAL PROCEEDINGS

     In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/ or material settlement payments have been made.


     It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of NELICO to meet its obligations under the Contracts.



                              FINANCIAL STATEMENTS


     Financial statements for the New England Variable Annuity Separate Account, New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to MetLife Investors Distribution Company at 1095 Avenue of the Americas, New York, NY 10036 or telephoning 1-800-777-5897 or visiting our website at www.metlife.com.

                            ACCUMULATION UNIT VALUES

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


     Set forth below are accumulation unit values through December 31, 2013 for each Sub-Account of the New England Variable Annuity Separate Account.




                                                                                      AUV AT
                                                                                   BEGINNING OF        AUV AT         ACCUM UNITS
                                                                                      PERIOD      ENDING OF PERIOD   END OF PERIOD
                                                                                  -------------- ------------------ --------------
AGSII
 American Funds(R) Balanced Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008......................................................    10.008465         7.011667             29
   01/01/2009 to 12/31/2009......................................................     7.011667         8.941853             86
   01/01/2010 to 12/31/2010......................................................     8.941853         9.889880             79
   01/01/2011 to 12/31/2011......................................................     9.889880         9.545193             71
   01/01/2012 to 12/31/2012......................................................     9.545193        10.685140             62
   01/01/2013 to 12/31/2013......................................................    10.685140        12.489271             66
 American Funds(R) Growth Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008......................................................     9.998466         6.359814              8
   01/01/2009 to 12/31/2009......................................................     6.359814         8.406163              7
   01/01/2010 to 12/31/2010......................................................     8.406163         9.407014              7
   01/01/2011 to 12/31/2011......................................................     9.407014         8.837455              8
   01/01/2012 to 12/31/2012......................................................     8.837455        10.122028             17
   01/01/2013 to 12/31/2013......................................................    10.122028        12.487463             18
 American Funds(R) Moderate Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008......................................................    10.018465         7.685380             24
   01/01/2009 to 12/31/2009......................................................     7.685380         9.351642             45
   01/01/2010 to 12/31/2010......................................................     9.351642        10.135248             86
   01/01/2011 to 12/31/2011......................................................    10.135248        10.013751             50
   01/01/2012 to 12/31/2012......................................................    10.013751        10.944060             41
   01/01/2013 to 12/31/2013......................................................    10.944060        12.251046             40
 Baillie Gifford International Stock Sub-Account (Class A)
   01/01/2004 to 12/31/2004......................................................     1.195786         1.393648         23,524
   01/01/2005 to 12/31/2005......................................................     1.393648         1.621749         19,825
   01/01/2006 to 12/31/2006......................................................     1.621749         1.862971         16,415
   01/01/2007 to 12/31/2007......................................................     1.862971         2.026673         12,299
   01/01/2008 to 12/31/2008......................................................     2.026673         1.116569          8,685
   01/01/2009 to 12/31/2009......................................................     1.116569         1.345138          6,866
   01/01/2010 to 12/31/2010......................................................     1.345138         1.422100          5,890
   01/01/2011 to 12/31/2011......................................................     1.422100         1.123696          4,692
   01/01/2012 to 12/31/2012......................................................     1.123696         1.324259          4,001
   01/01/2013 to 12/31/2013......................................................     1.324259         1.508805          3,475
 Barclays Aggregate Bond Index Sub-Account (Class B) (previously Barclays Capital
   Aggregate Bond Index Sub-Account (Class B))
   01/01/2004 to 12/31/2004......................................................     1.247632         1.277533         10,899
   01/01/2005 to 12/31/2005......................................................     1.277533         1.283163          9,652
   01/01/2006 to 12/31/2006......................................................     1.283163         1.313620          7,749
   01/01/2007 to 12/31/2007......................................................     1.313620         1.381538          6,323
   01/01/2008 to 12/31/2008......................................................     1.381538         1.438987          3,549
   01/01/2009 to 12/31/2009......................................................     1.438987         1.489643          2,799
   01/01/2010 to 12/31/2010......................................................     1.489643         1.552567          2,211
   01/01/2011 to 12/31/2011......................................................     1.552567         1.642543          1,842
   01/01/2012 to 12/31/2012......................................................     1.642543         1.678297          1,578
   01/01/2013 to 12/31/2013......................................................     1.678297         1.613067          1,312
 BlackRock Bond Income Sub-Account
   01/01/2004 to 12/31/2004......................................................     4.588908         4.725484         13,186
   01/01/2005 to 12/31/2005......................................................     4.725484         4.772425         11,543
   01/01/2006 to 12/31/2006......................................................     4.772425         4.913914          9,252
   01/01/2007 to 12/31/2007......................................................     4.913914         5.150240          6,928
   01/01/2008 to 12/31/2008......................................................     5.150240         4.904357          4,352
   01/01/2009 to 12/31/2009......................................................     4.904357         5.294063          3,281
   01/01/2010 to 12/31/2010......................................................     5.294063         5.655715          2,710
   01/01/2011 to 12/31/2011......................................................     5.655715         5.943342          2,157
   01/01/2012 to 12/31/2012......................................................     5.943342         6.302492          1,868
   01/01/2013 to 12/31/2013......................................................     6.302492         6.167246          1,553

                                                                                       AUV AT
                                                                                    BEGINNING OF
                                                                                       PERIOD
                                                                                   --------------
 BlackRock Capital Appreciation Sub-Account (Class A) (previously BlackRock Legacy
   Large Cap Growth Sub-Account (Class A))
   01/01/2004 to 12/31/2004.......................................................     2.421756
   01/01/2005 to 12/31/2005.......................................................     2.598485
   01/01/2006 to 12/31/2006.......................................................     2.741932
   01/01/2007 to 12/31/2007.......................................................     2.815594
   01/01/2008 to 12/31/2008.......................................................     3.295834
   01/01/2009 to 12/31/2009.......................................................     2.063421
   01/01/2010 to 12/31/2010.......................................................     2.783308
   01/01/2011 to 12/31/2011.......................................................     3.288619
   01/01/2012 to 12/31/2012.......................................................     2.952869
   01/01/2013 to 12/31/2013.......................................................     3.330083
 BlackRock Capital Appreciation Sub-Account (Class A) (previously BlackRock Legacy
   Large Cap Growth Sub-Account (Class A) and before that FI Large Cap
   Sub-Account)
   05/01/2006 to 12/31/2006.......................................................    17.091180
   01/01/2007 to 12/31/2007.......................................................    17.290064
   01/01/2008 to 12/31/2008.......................................................    17.683059
   01/01/2009 to 05/01/2009.......................................................     9.598675
 BlackRock Diversified Sub-Account
   05/01/2004 to 12/31/2004.......................................................    35.331647
   01/01/2005 to 12/31/2005.......................................................    38.120554
   01/01/2006 to 12/31/2006.......................................................    38.651758
   01/01/2007 to 12/31/2007.......................................................    42.021096
   01/01/2008 to 12/31/2008.......................................................    43.761019
   01/01/2009 to 12/31/2009.......................................................    32.378238
   01/01/2010 to 12/31/2010.......................................................    37.356213
   01/01/2011 to 12/31/2011.......................................................    40.268226
   01/01/2012 to 12/31/2012.......................................................    41.134728
   01/01/2013 to 12/31/2013.......................................................    45.470996
 BlackRock Large Cap Core Sub-Account (Class B)
   04/30/2007 to 12/31/2007.......................................................     7.880141
   01/01/2008 to 12/31/2008.......................................................     7.947782
   01/01/2009 to 12/31/2009.......................................................     4.913150
   01/01/2010 to 12/31/2010.......................................................     5.774892
   01/01/2011 to 12/31/2011.......................................................     6.403896
   01/01/2012 to 12/31/2012.......................................................     6.331166
   01/01/2013 to 12/31/2013.......................................................     7.080032
 BlackRock Large Cap Core Sub-Account
   01/01/2004 to 12/31/2004.......................................................     6.075046
   01/01/2005 to 12/31/2005.......................................................     6.625220
   01/01/2006 to 12/31/2006.......................................................     6.750063
   01/01/2007 to 04/27/2007.......................................................     7.577311
 BlackRock Large Cap Value Sub-Account
   01/01/2004 to 12/31/2004.......................................................     1.058093
   01/01/2005 to 12/31/2005.......................................................     1.182333
   01/01/2006 to 12/31/2006.......................................................     1.232291
   01/01/2007 to 12/31/2007.......................................................     1.448572
   01/01/2008 to 12/31/2008.......................................................     1.475061
   01/01/2009 to 12/31/2009.......................................................     0.944857
   01/01/2010 to 12/31/2010.......................................................     1.035857
   01/01/2011 to 12/31/2011.......................................................     1.113422
   01/01/2012 to 12/31/2012.......................................................     1.121332
   01/01/2013 to 12/31/2013.......................................................     1.261983
 BlackRock Money Market Sub-Account
   01/01/2004 to 12/31/2004.......................................................     2.318287
   01/01/2005 to 12/31/2005.......................................................     2.308499
   01/01/2006 to 12/31/2006.......................................................     2.342362
   01/01/2007 to 12/31/2007.......................................................     2.421031
   01/01/2008 to 12/31/2008.......................................................     2.508405
   01/01/2009 to 12/31/2009.......................................................     2.544015
   01/01/2010 to 12/31/2010.......................................................     2.519198
   01/01/2011 to 12/31/2011.......................................................     2.484438
   01/01/2012 to 12/31/2012.......................................................     2.449991
   01/01/2013 to 12/31/2013.......................................................     2.415744



                                                                                         AUV AT         ACCUM UNITS
                                                                                    ENDING OF PERIOD   END OF PERIOD
                                                                                   ------------------ --------------
 BlackRock Capital Appreciation Sub-Account (Class A) (previously BlackRock Legacy
   Large Cap Growth Sub-Account (Class A))
   01/01/2004 to 12/31/2004.......................................................       2.598485         37,765
   01/01/2005 to 12/31/2005.......................................................       2.741932         30,881
   01/01/2006 to 12/31/2006.......................................................       2.815594         24,947
   01/01/2007 to 12/31/2007.......................................................       3.295834         19,000
   01/01/2008 to 12/31/2008.......................................................       2.063421         14,251
   01/01/2009 to 12/31/2009.......................................................       2.783308         11,689
   01/01/2010 to 12/31/2010.......................................................       3.288619         10,022
   01/01/2011 to 12/31/2011.......................................................       2.952869          8,354
   01/01/2012 to 12/31/2012.......................................................       3.330083          7,031
   01/01/2013 to 12/31/2013.......................................................       4.407490          6,061
 BlackRock Capital Appreciation Sub-Account (Class A) (previously BlackRock Legacy
   Large Cap Growth Sub-Account (Class A) and before that FI Large Cap
   Sub-Account)
   05/01/2006 to 12/31/2006.......................................................      17.290064              1
   01/01/2007 to 12/31/2007.......................................................      17.683059              2
   01/01/2008 to 12/31/2008.......................................................       9.598675              2
   01/01/2009 to 05/01/2009.......................................................      10.017096              0
 BlackRock Diversified Sub-Account
   05/01/2004 to 12/31/2004.......................................................      38.120554              7
   01/01/2005 to 12/31/2005.......................................................      38.651758              8
   01/01/2006 to 12/31/2006.......................................................      42.021096              9
   01/01/2007 to 12/31/2007.......................................................      43.761019              9
   01/01/2008 to 12/31/2008.......................................................      32.378238              5
   01/01/2009 to 12/31/2009.......................................................      37.356213              3
   01/01/2010 to 12/31/2010.......................................................      40.268226              2
   01/01/2011 to 12/31/2011.......................................................      41.134728              1
   01/01/2012 to 12/31/2012.......................................................      45.470996              1
   01/01/2013 to 12/31/2013.......................................................      53.930762              1
 BlackRock Large Cap Core Sub-Account (Class B)
   04/30/2007 to 12/31/2007.......................................................       7.947782            148
   01/01/2008 to 12/31/2008.......................................................       4.913150             96
   01/01/2009 to 12/31/2009.......................................................       5.774892             89
   01/01/2010 to 12/31/2010.......................................................       6.403896             77
   01/01/2011 to 12/31/2011.......................................................       6.331166             61
   01/01/2012 to 12/31/2012.......................................................       7.080032             50
   01/01/2013 to 12/31/2013.......................................................       9.375102             46
 BlackRock Large Cap Core Sub-Account
   01/01/2004 to 12/31/2004.......................................................       6.625220            265
   01/01/2005 to 12/31/2005.......................................................       6.750063            220
   01/01/2006 to 12/31/2006.......................................................       7.577311            177
   01/01/2007 to 04/27/2007.......................................................       7.946557              0
 BlackRock Large Cap Value Sub-Account
   01/01/2004 to 12/31/2004.......................................................       1.182333          1,200
   01/01/2005 to 12/31/2005.......................................................       1.232291          1,125
   01/01/2006 to 12/31/2006.......................................................       1.448572          1,257
   01/01/2007 to 12/31/2007.......................................................       1.475061          1,273
   01/01/2008 to 12/31/2008.......................................................       0.944857            850
   01/01/2009 to 12/31/2009.......................................................       1.035857            712
   01/01/2010 to 12/31/2010.......................................................       1.113422            614
   01/01/2011 to 12/31/2011.......................................................       1.121332            533
   01/01/2012 to 12/31/2012.......................................................       1.261983            429
   01/01/2013 to 12/31/2013.......................................................       1.641245            368
 BlackRock Money Market Sub-Account
   01/01/2004 to 12/31/2004.......................................................       2.308499         13,139
   01/01/2005 to 12/31/2005.......................................................       2.342362         10,767
   01/01/2006 to 12/31/2006.......................................................       2.421031          9,479
   01/01/2007 to 12/31/2007.......................................................       2.508405          8,853
   01/01/2008 to 12/31/2008.......................................................       2.544015          7,147
   01/01/2009 to 12/31/2009.......................................................       2.519198          4,698
   01/01/2010 to 12/31/2010.......................................................       2.484438          3,301
   01/01/2011 to 12/31/2011.......................................................       2.449991          2,411
   01/01/2012 to 12/31/2012.......................................................       2.415744          1,944
   01/01/2013 to 12/31/2013.......................................................       2.382158          1,551

                                                                                            AUV AT
                                                                                         BEGINNING OF
                                                                                            PERIOD
                                                                                        --------------
 Clarion Global Real Estate Sub-Account
   05/01/2004 to 12/31/2004............................................................     9.998849
   01/01/2005 to 12/31/2005............................................................    12.833645
   01/01/2006 to 12/31/2006............................................................    14.337160
   01/01/2007 to 12/31/2007............................................................    19.451786
   01/01/2008 to 12/31/2008............................................................    16.301648
   01/01/2009 to 12/31/2009............................................................     9.375546
   01/01/2010 to 12/31/2010............................................................    12.456502
   01/01/2011 to 12/31/2011............................................................    14.261852
   01/01/2012 to 12/31/2012............................................................    13.278301
   01/01/2013 to 12/31/2013............................................................    16.495575
 ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   ClearBridge Aggressive Growth Sub-Account (Class A))
   05/02/2011 to 12/31/2011............................................................     0.855881
   01/01/2012 to 12/31/2012............................................................     0.777297
   01/01/2013 to 12/31/2013............................................................     0.910634
 ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   Value Equity Sub-Account (Class A))
   05/01/2006 to 12/31/2006............................................................     0.951421
   01/01/2007 to 12/31/2007............................................................     1.021357
   01/01/2008 to 12/31/2008............................................................     0.949456
   01/01/2009 to 12/31/2009............................................................     0.426633
   01/01/2010 to 12/31/2010............................................................     0.579674
   01/01/2011 to 04/29/2011............................................................     0.616487
 ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   Partners Aggressive Growth Sub-Account (Class B), and before that, Legg Mason
   Aggressive Growth Sub-Account which was fomerly Janus Aggressive Growth
   Sub-Account, and before that, Janus Growth Sub-Account))
   01/01/2004 to 12/31/2004............................................................     0.676949
   01/01/2005 to 12/31/2005............................................................     0.723856
   01/01/2006 to 12/31/2006............................................................     0.810729
   01/01/2007 to 12/31/2007............................................................     0.785591
   01/01/2008 to 12/31/2008............................................................     0.792170
   01/01/2009 to 12/31/2009............................................................     0.476078
   01/01/2010 to 12/31/2010............................................................     0.624201
   01/01/2011 to 04/29/2011............................................................     0.761942
 ClearBridge Aggressive Growth Portfolio II Sub-Account (Class B) (formerly Janus Forty
   Sub-Account (Class B))
   04/30/2007 to 12/31/2007............................................................   145.834124
   01/01/2008 to 12/31/2008............................................................   178.900463
   01/01/2009 to 12/31/2009............................................................   102.320777
   01/01/2010 to 12/31/2010............................................................   144.137883
   01/01/2011 to 12/31/2011............................................................   155.491489
   01/01/2012 to 12/31/2012............................................................   141.764919
   01/01/2013 to 12/31/2013............................................................   171.257403
 Davis Venture Value Sub-Account
   01/01/2004 to 12/31/2004............................................................     2.843065
   01/01/2005 to 12/31/2005............................................................     3.150202
   01/01/2006 to 12/31/2006............................................................     3.426424
   01/01/2007 to 12/31/2007............................................................     3.871576
   01/01/2008 to 12/31/2008............................................................     3.992217
   01/01/2009 to 12/31/2009............................................................     2.387519
   01/01/2010 to 12/31/2010............................................................     3.107408
   01/01/2011 to 12/31/2011............................................................     3.431928
   01/01/2012 to 12/31/2012............................................................     3.247785
   01/01/2013 to 12/31/2013............................................................     3.614302
 Frontier Mid Cap Growth Sub-Account (Class B) (previously BlackRock Aggressive
   Growth Sub-Account (Class B))
   05/01/2004 to 12/31/2004............................................................    33.567147
   01/01/2005 to 12/31/2005............................................................    37.215656
   01/01/2006 to 12/31/2006............................................................    40.528355
   01/01/2007 to 12/31/2007............................................................    42.551290
   01/01/2008 to 12/31/2008............................................................    50.447102
   01/01/2009 to 12/31/2009............................................................    26.941035
   01/01/2010 to 12/31/2010............................................................    39.600328
   01/01/2011 to 12/31/2011............................................................    44.905265
   01/01/2012 to 12/31/2012............................................................    42.845450
   01/01/2013 to 12/31/2013............................................................    46.763970



                                                                                              AUV AT         ACCUM UNITS
                                                                                         ENDING OF PERIOD   END OF PERIOD
                                                                                        ------------------ --------------
 Clarion Global Real Estate Sub-Account
   05/01/2004 to 12/31/2004............................................................      12.833645            157
   01/01/2005 to 12/31/2005............................................................      14.337160            303
   01/01/2006 to 12/31/2006............................................................      19.451786            362
   01/01/2007 to 12/31/2007............................................................      16.301648            265
   01/01/2008 to 12/31/2008............................................................       9.375546            177
   01/01/2009 to 12/31/2009............................................................      12.456502            136
   01/01/2010 to 12/31/2010............................................................      14.261852            113
   01/01/2011 to 12/31/2011............................................................      13.278301             92
   01/01/2012 to 12/31/2012............................................................      16.495575             93
   01/01/2013 to 12/31/2013............................................................      16.842986             64
 ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   ClearBridge Aggressive Growth Sub-Account (Class A))
   05/02/2011 to 12/31/2011............................................................       0.777297          4,217
   01/01/2012 to 12/31/2012............................................................       0.910634          3,541
   01/01/2013 to 12/31/2013............................................................       1.310201          2,985
 ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   Value Equity Sub-Account (Class A))
   05/01/2006 to 12/31/2006............................................................       1.021357         17,464
   01/01/2007 to 12/31/2007............................................................       0.949456         13,109
   01/01/2008 to 12/31/2008............................................................       0.426633          9,152
   01/01/2009 to 12/31/2009............................................................       0.579674          7,574
   01/01/2010 to 12/31/2010............................................................       0.616487          5,960
   01/01/2011 to 04/29/2011............................................................       0.655701              0
 ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   Partners Aggressive Growth Sub-Account (Class B), and before that, Legg Mason
   Aggressive Growth Sub-Account which was fomerly Janus Aggressive Growth
   Sub-Account, and before that, Janus Growth Sub-Account))
   01/01/2004 to 12/31/2004............................................................       0.723856          2,154
   01/01/2005 to 12/31/2005............................................................       0.810729          1,969
   01/01/2006 to 12/31/2006............................................................       0.785591          2,029
   01/01/2007 to 12/31/2007............................................................       0.792170          1,706
   01/01/2008 to 12/31/2008............................................................       0.476078          1,035
   01/01/2009 to 12/31/2009............................................................       0.624201            653
   01/01/2010 to 12/31/2010............................................................       0.761942            564
   01/01/2011 to 04/29/2011............................................................       0.855979              0
 ClearBridge Aggressive Growth Portfolio II Sub-Account (Class B) (formerly Janus Forty
   Sub-Account (Class B))
   04/30/2007 to 12/31/2007............................................................     178.900463              4
   01/01/2008 to 12/31/2008............................................................     102.320777              7
   01/01/2009 to 12/31/2009............................................................     144.137883              7
   01/01/2010 to 12/31/2010............................................................     155.491489              6
   01/01/2011 to 12/31/2011............................................................     141.764919              6
   01/01/2012 to 12/31/2012............................................................     171.257403              5
   01/01/2013 to 12/31/2013............................................................     217.489397              4
 Davis Venture Value Sub-Account
   01/01/2004 to 12/31/2004............................................................       3.150202         47,447
   01/01/2005 to 12/31/2005............................................................       3.426424         41,613
   01/01/2006 to 12/31/2006............................................................       3.871576         34,223
   01/01/2007 to 12/31/2007............................................................       3.992217         26,063
   01/01/2008 to 12/31/2008............................................................       2.387519         18,335
   01/01/2009 to 12/31/2009............................................................       3.107408         14,381
   01/01/2010 to 12/31/2010............................................................       3.431928         11,930
   01/01/2011 to 12/31/2011............................................................       3.247785          9,671
   01/01/2012 to 12/31/2012............................................................       3.614302          8,021
   01/01/2013 to 12/31/2013............................................................       4.765175          6,859
 Frontier Mid Cap Growth Sub-Account (Class B) (previously BlackRock Aggressive
   Growth Sub-Account (Class B))
   05/01/2004 to 12/31/2004............................................................      37.215656              1
   01/01/2005 to 12/31/2005............................................................      40.528355              3
   01/01/2006 to 12/31/2006............................................................      42.551290              3
   01/01/2007 to 12/31/2007............................................................      50.447102              7
   01/01/2008 to 12/31/2008............................................................      26.941035              7
   01/01/2009 to 12/31/2009............................................................      39.600328              7
   01/01/2010 to 12/31/2010............................................................      44.905265              5
   01/01/2011 to 12/31/2011............................................................      42.845450              5
   01/01/2012 to 12/31/2012............................................................      46.763970              4
   01/01/2013 to 12/31/2013............................................................      61.070696              3

                                                                                         AUV AT
                                                                                      BEGINNING OF
                                                                                         PERIOD
                                                                                     --------------
 Harris Oakmark International Sub-Account
   01/01/2004 to 12/31/2004.........................................................     1.177828
   01/01/2005 to 12/31/2005.........................................................     1.401690
   01/01/2006 to 12/31/2006.........................................................     1.579557
   01/01/2007 to 12/31/2007.........................................................     2.009147
   01/01/2008 to 12/31/2008.........................................................     1.961255
   01/01/2009 to 12/31/2009.........................................................     1.144360
   01/01/2010 to 12/31/2010.........................................................     1.752111
   01/01/2011 to 12/31/2011.........................................................     2.012946
   01/01/2012 to 12/31/2012.........................................................     1.704730
   01/01/2013 to 12/31/2013.........................................................     2.172950
 Invesco Mid Cap Value Sub-Account (Class B) (previously Lord Abbett Mid Cap Value
   Sub-Account (Class B))
   04/30/2012 to 12/31/2012.........................................................     2.532564
   01/01/2013 to 12/31/2013.........................................................     2.603470
 Invesco Mid Cap Value Sub-Account (Class B) (previously Lord Abbett Mid Cap Value
   Sub-Account (Class B) and before that Neuberger Berman Mid Cap Value
   Sub-Account)
   01/01/2004 to 12/31/2004.........................................................     1.790083
   01/01/2005 to 12/31/2005.........................................................     2.165131
   01/01/2006 to 12/31/2006.........................................................     2.389785
   01/01/2007 to 12/31/2007.........................................................     2.620536
   01/01/2008 to 12/31/2008.........................................................     2.666358
   01/01/2009 to 12/31/2009.........................................................     1.380911
   01/01/2010 to 12/31/2010.........................................................     2.011819
   01/01/2011 to 12/31/2011.........................................................     2.500653
   01/01/2012 to 04/27/2012.........................................................     2.301378
 Invesco Small Cap Growth Sub-account
   01/01/2004 to 12/31/2004.........................................................     1.160250
   01/01/2005 to 12/31/2005.........................................................     1.217670
   01/01/2006 to 12/31/2006.........................................................     1.300044
   01/01/2007 to 12/31/2007.........................................................     1.463841
   01/01/2008 to 12/31/2008.........................................................     1.603183
   01/01/2009 to 12/31/2009.........................................................     0.968590
   01/01/2010 to 12/31/2010.........................................................     1.278146
   01/01/2011 to 12/31/2011.........................................................     1.590394
   01/01/2012 to 12/31/2012.........................................................     1.551373
   01/01/2013 to 12/31/2013.........................................................     1.808574
 Jennison Growth Sub-Account (previously Met/Putnam Voyager Sub-Account)
   01/01/2004 to 12/31/2004.........................................................     0.429335
   01/01/2005 to 04/30/2005.........................................................     0.444439
 Jennison Growth Sub-Account (Class A)
   05/01/2005 to 12/31/2005.........................................................     0.410164
   01/01/2006 to 12/31/2006.........................................................     0.493718
   01/01/2007 to 12/31/2007.........................................................     0.500291
   01/01/2008 to 12/31/2008.........................................................     0.550886
   01/01/2009 to 12/31/2009.........................................................     0.345330
   01/01/2010 to 12/31/2010.........................................................     0.476704
   01/01/2011 to 12/31/2011.........................................................     0.524739
   01/01/2012 to 12/31/2012.........................................................     0.520119
   01/01/2013 to 12/31/2013.........................................................     0.593806
 Jennison Growth Sub-Account (Class B) (previously Oppenheimer Capital Appreciation
   Sub-Account)
   05/01/2005 to 12/31/2005.........................................................     7.947721
   01/01/2006 to 12/31/2006.........................................................     8.629752
   01/01/2007 to 12/31/2007.........................................................     9.158221
   01/01/2008 to 12/31/2008.........................................................    10.320556
   01/01/2009 to 12/31/2009.........................................................     5.501470
   01/01/2010 to 12/31/2010.........................................................     7.795846
   01/01/2011 to 12/31/2011.........................................................     8.409877
   01/01/2012 to 04/27/2012.........................................................     8.178700
 Legg Mason Value Equity Sub-Account (previously MFS(R) Investors Trust Sub-Account and, before that, MFS(R) Research Managers Sub-Account)
   01/01/2004 to 04/30/2004.........................................................     0.804929
 Legg Mason Value Equity Sub-Account (previously MFS(R) Investors Trust Sub-Account)
   01/01/2004 to 12/31/2004.........................................................     0.786220
   01/01/2005 to 12/31/2005.........................................................     0.863409
   01/01/2006 to 04/30/2006.........................................................     0.913333
 Loomis Sayles Global Markets Sub-Account (Class B)
   04/29/2013 to 12/31/2013.........................................................    13.021257



                                                                                           AUV AT         ACCUM UNITS
                                                                                      ENDING OF PERIOD   END OF PERIOD
                                                                                     ------------------ --------------
 Harris Oakmark International Sub-Account
   01/01/2004 to 12/31/2004.........................................................       1.401690          3,988
   01/01/2005 to 12/31/2005.........................................................       1.579557          5,834
   01/01/2006 to 12/31/2006.........................................................       2.009147          6,239
   01/01/2007 to 12/31/2007.........................................................       1.961255          5,357
   01/01/2008 to 12/31/2008.........................................................       1.144360          3,327
   01/01/2009 to 12/31/2009.........................................................       1.752111          2,519
   01/01/2010 to 12/31/2010.........................................................       2.012946          2,104
   01/01/2011 to 12/31/2011.........................................................       1.704730          1,731
   01/01/2012 to 12/31/2012.........................................................       2.172950          1,698
   01/01/2013 to 12/31/2013.........................................................       2.799454          1,882
 Invesco Mid Cap Value Sub-Account (Class B) (previously Lord Abbett Mid Cap Value
   Sub-Account (Class B))
   04/30/2012 to 12/31/2012.........................................................       2.603470          1,026
   01/01/2013 to 12/31/2013.........................................................       3.345303            803
 Invesco Mid Cap Value Sub-Account (Class B) (previously Lord Abbett Mid Cap Value
   Sub-Account (Class B) and before that Neuberger Berman Mid Cap Value
   Sub-Account)
   01/01/2004 to 12/31/2004.........................................................       2.165131          3,999
   01/01/2005 to 12/31/2005.........................................................       2.389785          4,649
   01/01/2006 to 12/31/2006.........................................................       2.620536          4,302
   01/01/2007 to 12/31/2007.........................................................       2.666358          3,347
   01/01/2008 to 12/31/2008.........................................................       1.380911          2,331
   01/01/2009 to 12/31/2009.........................................................       2.011819          1,883
   01/01/2010 to 12/31/2010.........................................................       2.500653          1,574
   01/01/2011 to 12/31/2011.........................................................       2.301378          1,269
   01/01/2012 to 04/27/2012.........................................................       2.544983              0
 Invesco Small Cap Growth Sub-account
   01/01/2004 to 12/31/2004.........................................................       1.217670            632
   01/01/2005 to 12/31/2005.........................................................       1.300044            474
   01/01/2006 to 12/31/2006.........................................................       1.463841            374
   01/01/2007 to 12/31/2007.........................................................       1.603183            277
   01/01/2008 to 12/31/2008.........................................................       0.968590            167
   01/01/2009 to 12/31/2009.........................................................       1.278146            149
   01/01/2010 to 12/31/2010.........................................................       1.590394            120
   01/01/2011 to 12/31/2011.........................................................       1.551373             90
   01/01/2012 to 12/31/2012.........................................................       1.808574             92
   01/01/2013 to 12/31/2013.........................................................       2.499952             81
 Jennison Growth Sub-Account (previously Met/Putnam Voyager Sub-Account)
   01/01/2004 to 12/31/2004.........................................................       0.444439         14,855
   01/01/2005 to 04/30/2005.........................................................       0.409004         13,940
 Jennison Growth Sub-Account (Class A)
   05/01/2005 to 12/31/2005.........................................................       0.493718         11,862
   01/01/2006 to 12/31/2006.........................................................       0.500291         10,627
   01/01/2007 to 12/31/2007.........................................................       0.550886          8,389
   01/01/2008 to 12/31/2008.........................................................       0.345330          5,606
   01/01/2009 to 12/31/2009.........................................................       0.476704          4,336
   01/01/2010 to 12/31/2010.........................................................       0.524739          3,563
   01/01/2011 to 12/31/2011.........................................................       0.520119          2,845
   01/01/2012 to 12/31/2012.........................................................       0.593806          3,269
   01/01/2013 to 12/31/2013.........................................................       0.802220          2,194
 Jennison Growth Sub-Account (Class B) (previously Oppenheimer Capital Appreciation
   Sub-Account)
   05/01/2005 to 12/31/2005.........................................................       8.629752              9
   01/01/2006 to 12/31/2006.........................................................       9.158221             45
   01/01/2007 to 12/31/2007.........................................................      10.320556             40
   01/01/2008 to 12/31/2008.........................................................       5.501470             34
   01/01/2009 to 12/31/2009.........................................................       7.795846             24
   01/01/2010 to 12/31/2010.........................................................       8.409877             14
   01/01/2011 to 12/31/2011.........................................................       8.178700             14
   01/01/2012 to 04/27/2012.........................................................       9.201007              0
 Legg Mason Value Equity Sub-Account (previously MFS(R) Investors Trust Sub-Account and, before that, MFS(R) Research Managers Sub-Account)
   01/01/2004 to 04/30/2004.........................................................       0.820243         16,639
 Legg Mason Value Equity Sub-Account (previously MFS(R) Investors Trust Sub-Account)
   01/01/2004 to 12/31/2004.........................................................       0.863409         25,236
   01/01/2005 to 12/31/2005.........................................................       0.913333         21,232
   01/01/2006 to 04/30/2006.........................................................       0.956292              0
 Loomis Sayles Global Markets Sub-Account (Class B)
   04/29/2013 to 12/31/2013.........................................................      14.310803             14

                                                                                        AUV AT
                                                                                     BEGINNING OF
                                                                                        PERIOD
                                                                                    --------------
 Loomis Sayles Global Markets Sub-Account (Class B) (previously Met/Franklin Income
   Sub-Account (Class B))
   04/28/2008 to 12/31/2008........................................................     9.998466
   01/01/2009 to 12/31/2009........................................................     7.986381
   01/01/2010 to 12/31/2010........................................................    10.066938
   01/01/2011 to 12/31/2011........................................................    11.100437
   01/01/2012 to 12/31/2012........................................................    11.180051
   01/01/2013 to 04/26/2013........................................................    12.401036
 Loomis Sayles Small Cap Core Sub-Account
   01/01/2004 to 12/31/2004........................................................     2.363985
   01/01/2005 to 12/31/2005........................................................     2.713014
   01/01/2006 to 12/31/2006........................................................     2.860717
   01/01/2007 to 12/31/2007........................................................     3.291587
   01/01/2008 to 12/31/2008........................................................     3.631869
   01/01/2009 to 12/31/2009........................................................     2.295687
   01/01/2010 to 12/31/2010........................................................     2.948533
   01/01/2011 to 12/31/2011........................................................     3.707921
   01/01/2012 to 12/31/2012........................................................     3.678095
   01/01/2013 to 12/31/2013........................................................     4.154541
 Loomis Sayles Small Cap Growth Sub-Account
   01/01/2004 to 12/31/2004........................................................     0.890094
   01/01/2005 to 12/31/2005........................................................     0.975527
   01/01/2006 to 12/31/2006........................................................     1.004244
   01/01/2007 to 12/31/2007........................................................     1.086578
   01/01/2008 to 12/31/2008........................................................     1.117621
   01/01/2009 to 12/31/2009........................................................     0.646788
   01/01/2010 to 12/31/2010........................................................     0.827069
   01/01/2011 to 12/31/2011........................................................     1.071239
   01/01/2012 to 12/31/2012........................................................     1.085376
   01/01/2013 to 12/31/2013........................................................     1.186799
 Lord Abbett Bond Debenture Sub-Account
   01/01/2004 to 12/31/2004........................................................     1.579255
   01/01/2005 to 12/31/2005........................................................     1.684418
   01/01/2006 to 12/31/2006........................................................     1.685870
   01/01/2007 to 12/31/2007........................................................     1.814575
   01/01/2008 to 12/31/2008........................................................     1.906408
   01/01/2009 to 12/31/2009........................................................     1.530120
   01/01/2010 to 12/31/2010........................................................     2.063699
   01/01/2011 to 12/31/2011........................................................     2.298871
   01/01/2012 to 12/31/2012........................................................     2.368066
   01/01/2013 to 12/31/2013........................................................     2.637291
 Met/Artisan Mid Cap Value Sub-Account
   01/01/2004 to 12/31/2004........................................................     3.129369
   01/01/2005 to 12/31/2005........................................................     3.392259
   01/01/2006 to 12/31/2006........................................................     3.679117
   01/01/2007 to 12/31/2007........................................................     4.079937
   01/01/2008 to 12/31/2008........................................................     3.747804
   01/01/2009 to 12/31/2009........................................................     1.995337
   01/01/2010 to 12/31/2010........................................................     2.785395
   01/01/2011 to 12/31/2011........................................................     3.159883
   01/01/2012 to 12/31/2012........................................................     3.326612
   01/01/2013 to 12/31/2013........................................................     3.669279
 Met/Franklin Low Duration Total Return Sub-Account
   05/02/2011 to 12/31/2011........................................................     9.988083
   01/01/2012 to 12/31/2012........................................................     9.767007
   01/01/2013 to 12/31/2013........................................................    10.054067
 MetLife Growth Strategy Sub-Account (Class B)
   04/29/2013 to 12/31/2013........................................................    11.629011
 MetLife Growth Strategy Sub-Account (Class B) (previously Met/Franklin Templeton
   Founding Strategy Sub-Account (Class B))
   04/28/2008 to 12/31/2008........................................................     9.998466
   01/01/2009 to 12/31/2009........................................................     7.033638
   01/01/2010 to 12/31/2010........................................................     8.916144
   01/01/2011 to 12/31/2011........................................................     9.675478
   01/01/2012 to 12/31/2012........................................................     9.373272
   01/01/2013 to 04/26/2013........................................................    10.732527



                                                                                          AUV AT         ACCUM UNITS
                                                                                     ENDING OF PERIOD   END OF PERIOD
                                                                                    ------------------ --------------
 Loomis Sayles Global Markets Sub-Account (Class B) (previously Met/Franklin Income
   Sub-Account (Class B))
   04/28/2008 to 12/31/2008........................................................       7.986381             10
   01/01/2009 to 12/31/2009........................................................      10.066938             19
   01/01/2010 to 12/31/2010........................................................      11.100437             15
   01/01/2011 to 12/31/2011........................................................      11.180051              9
   01/01/2012 to 12/31/2012........................................................      12.401036             12
   01/01/2013 to 04/26/2013........................................................      12.944649              0
 Loomis Sayles Small Cap Core Sub-Account
   01/01/2004 to 12/31/2004........................................................       2.713014         20,795
   01/01/2005 to 12/31/2005........................................................       2.860717         17,787
   01/01/2006 to 12/31/2006........................................................       3.291587         14,821
   01/01/2007 to 12/31/2007........................................................       3.631869         11,342
   01/01/2008 to 12/31/2008........................................................       2.295687          8,124
   01/01/2009 to 12/31/2009........................................................       2.948533          6,391
   01/01/2010 to 12/31/2010........................................................       3.707921          5,417
   01/01/2011 to 12/31/2011........................................................       3.678095          4,405
   01/01/2012 to 12/31/2012........................................................       4.154541          3,714
   01/01/2013 to 12/31/2013........................................................       5.778080          3,236
 Loomis Sayles Small Cap Growth Sub-Account
   01/01/2004 to 12/31/2004........................................................       0.975527          3,986
   01/01/2005 to 12/31/2005........................................................       1.004244          3,426
   01/01/2006 to 12/31/2006........................................................       1.086578          2,817
   01/01/2007 to 12/31/2007........................................................       1.117621          2,209
   01/01/2008 to 12/31/2008........................................................       0.646788          1,444
   01/01/2009 to 12/31/2009........................................................       0.827069          1,133
   01/01/2010 to 12/31/2010........................................................       1.071239            965
   01/01/2011 to 12/31/2011........................................................       1.085376            846
   01/01/2012 to 12/31/2012........................................................       1.186799            750
   01/01/2013 to 12/31/2013........................................................       1.736497            641
 Lord Abbett Bond Debenture Sub-Account
   01/01/2004 to 12/31/2004........................................................       1.684418          6,610
   01/01/2005 to 12/31/2005........................................................       1.685870          6,106
   01/01/2006 to 12/31/2006........................................................       1.814575          5,469
   01/01/2007 to 12/31/2007........................................................       1.906408          4,374
   01/01/2008 to 12/31/2008........................................................       1.530120          2,927
   01/01/2009 to 12/31/2009........................................................       2.063699          2,248
   01/01/2010 to 12/31/2010........................................................       2.298871          1,846
   01/01/2011 to 12/31/2011........................................................       2.368066          1,480
   01/01/2012 to 12/31/2012........................................................       2.637291          1,123
   01/01/2013 to 12/31/2013........................................................       2.808131            935
 Met/Artisan Mid Cap Value Sub-Account
   01/01/2004 to 12/31/2004........................................................       3.392259         25,281
   01/01/2005 to 12/31/2005........................................................       3.679117         22,038
   01/01/2006 to 12/31/2006........................................................       4.079937         17,220
   01/01/2007 to 12/31/2007........................................................       3.747804         12,873
   01/01/2008 to 12/31/2008........................................................       1.995337          8,451
   01/01/2009 to 12/31/2009........................................................       2.785395          6,349
   01/01/2010 to 12/31/2010........................................................       3.159883          5,212
   01/01/2011 to 12/31/2011........................................................       3.326612          4,153
   01/01/2012 to 12/31/2012........................................................       3.669279          3,421
   01/01/2013 to 12/31/2013........................................................       4.951817          2,984
 Met/Franklin Low Duration Total Return Sub-Account
   05/02/2011 to 12/31/2011........................................................       9.767007              0
   01/01/2012 to 12/31/2012........................................................      10.054067              1
   01/01/2013 to 12/31/2013........................................................      10.029369            158
 MetLife Growth Strategy Sub-Account (Class B)
   04/29/2013 to 12/31/2013........................................................      13.255895             17
 MetLife Growth Strategy Sub-Account (Class B) (previously Met/Franklin Templeton
   Founding Strategy Sub-Account (Class B))
   04/28/2008 to 12/31/2008........................................................       7.033638              8
   01/01/2009 to 12/31/2009........................................................       8.916144              5
   01/01/2010 to 12/31/2010........................................................       9.675478              0
   01/01/2011 to 12/31/2011........................................................       9.373272              0
   01/01/2012 to 12/31/2012........................................................      10.732527              3
   01/01/2013 to 04/26/2013........................................................      11.554139              0

                                                                                            AUV AT
                                                                                         BEGINNING OF
                                                                                            PERIOD
                                                                                        --------------
 MetLife Mid Cap Stock Index Sub-Account
   01/01/2004 to 12/31/2004............................................................     1.143806
   01/01/2005 to 12/31/2005............................................................     1.305167
   01/01/2006 to 12/31/2006............................................................     1.441790
   01/01/2007 to 12/31/2007............................................................     1.561502
   01/01/2008 to 12/31/2008............................................................     1.655410
   01/01/2009 to 12/31/2009............................................................     1.038507
   01/01/2010 to 12/31/2010............................................................     1.400680
   01/01/2011 to 12/31/2011............................................................     1.740267
   01/01/2012 to 12/31/2012............................................................     1.678584
   01/01/2013 to 12/31/2013............................................................     1.941954
 MetLife Stock Index Sub-Account
   01/01/2004 to 12/31/2004............................................................     3.379282
   01/01/2005 to 12/31/2005............................................................     3.674694
   01/01/2006 to 12/31/2006............................................................     3.782314
   01/01/2007 to 12/31/2007............................................................     4.296293
   01/01/2008 to 12/31/2008............................................................     4.446986
   01/01/2009 to 12/31/2009............................................................     2.751136
   01/01/2010 to 12/31/2010............................................................     3.416085
   01/01/2011 to 12/31/2011............................................................     3.856741
   01/01/2012 to 12/31/2012............................................................     3.865424
   01/01/2013 to 12/31/2013............................................................     4.399465
 MFS(R) Research International Sub-Account
   01/01/2004 to 12/31/2004............................................................     0.960139
   01/01/2005 to 12/31/2005............................................................     1.131941
   01/01/2006 to 12/31/2006............................................................     1.299562
   01/01/2007 to 12/31/2007............................................................     1.621968
   01/01/2008 to 12/31/2008............................................................     1.811865
   01/01/2009 to 12/31/2009............................................................     1.029700
   01/01/2010 to 12/31/2010............................................................     1.335902
   01/01/2011 to 12/31/2011............................................................     1.467576
   01/01/2012 to 12/31/2012............................................................     1.292156
   01/01/2013 to 12/31/2013............................................................     1.486977
 MFS(R) Total Return Sub-Account (previously Balance Sub-Account)
   01/01/2004 to 04/30/2004............................................................     1.497025
 MFS(R) Total Return Sub-Account (Class E)
   05/01/2004 to 12/31/2004............................................................    37.796838
   01/01/2005 to 12/31/2005............................................................    41.125167
   01/01/2006 to 12/31/2006............................................................    41.752266
   01/01/2007 to 12/31/2007............................................................    46.129129
   01/01/2008 to 12/31/2008............................................................    47.405000
   01/01/2009 to 12/31/2009............................................................    36.335764
   01/01/2010 to 12/31/2010............................................................    42.430054
   01/01/2011 to 12/31/2011............................................................    45.990299
   01/01/2012 to 12/31/2012............................................................    46.374701
   01/01/2013 to 12/31/2013............................................................    50.948398
 MFS(R) Value Sub-Account (Class A)
   04/29/2013 to 12/31/2013............................................................    10.823141
 MFS(R) Value Sub-Account (Class A) (previously FI Value Leaders Sub-Account (Class A))
   01/01/2004 to 12/31/2004............................................................     2.374350
   01/01/2005 to 12/31/2005............................................................     2.662638
   01/01/2006 to 12/31/2006............................................................     2.906550
   01/01/2007 to 12/31/2007............................................................     3.208220
   01/01/2008 to 12/31/2008............................................................     3.296202
   01/01/2009 to 12/31/2009............................................................     1.984320
   01/01/2010 to 12/31/2010............................................................     2.384182
   01/01/2011 to 12/31/2011............................................................     2.693440
   01/01/2012 to 12/31/2012............................................................     2.492729
   01/01/2013 to 04/26/2013............................................................     2.845417
 MFS(R) Value Sub-Account (Class A) (previously Met/Franklin Mutual Shares
   Sub-Account (Class B))
   04/28/2008 to 12/31/2008............................................................     9.998466
   01/01/2009 to 12/31/2009............................................................     6.600141
   01/01/2010 to 12/31/2010............................................................     8.127948
   01/01/2011 to 12/31/2011............................................................     8.898507
   01/01/2012 to 12/31/2012............................................................     8.727061
   01/01/2013 to 04/26/2013............................................................     9.802627



                                                                                              AUV AT         ACCUM UNITS
                                                                                         ENDING OF PERIOD   END OF PERIOD
                                                                                        ------------------ --------------
 MetLife Mid Cap Stock Index Sub-Account
   01/01/2004 to 12/31/2004............................................................       1.305167          3,906
   01/01/2005 to 12/31/2005............................................................       1.441790          3,514
   01/01/2006 to 12/31/2006............................................................       1.561502          3,029
   01/01/2007 to 12/31/2007............................................................       1.655410          2,563
   01/01/2008 to 12/31/2008............................................................       1.038507          1,769
   01/01/2009 to 12/31/2009............................................................       1.400680          1,372
   01/01/2010 to 12/31/2010............................................................       1.740267          1,024
   01/01/2011 to 12/31/2011............................................................       1.678584            798
   01/01/2012 to 12/31/2012............................................................       1.941954            700
   01/01/2013 to 12/31/2013............................................................       2.543646            626
 MetLife Stock Index Sub-Account
   01/01/2004 to 12/31/2004............................................................       3.674694          3,499
   01/01/2005 to 12/31/2005............................................................       3.782314          2,915
   01/01/2006 to 12/31/2006............................................................       4.296293          2,535
   01/01/2007 to 12/31/2007............................................................       4.446986          2,159
   01/01/2008 to 12/31/2008............................................................       2.751136          1,363
   01/01/2009 to 12/31/2009............................................................       3.416085          1,467
   01/01/2010 to 12/31/2010............................................................       3.856741          1,337
   01/01/2011 to 12/31/2011............................................................       3.865424            744
   01/01/2012 to 12/31/2012............................................................       4.399465            655
   01/01/2013 to 12/31/2013............................................................       5.713503            579
 MFS(R) Research International Sub-Account
   01/01/2004 to 12/31/2004............................................................       1.131941          2,711
   01/01/2005 to 12/31/2005............................................................       1.299562          2,955
   01/01/2006 to 12/31/2006............................................................       1.621968          2,926
   01/01/2007 to 12/31/2007............................................................       1.811865          2,699
   01/01/2008 to 12/31/2008............................................................       1.029700          2,232
   01/01/2009 to 12/31/2009............................................................       1.335902          2,100
   01/01/2010 to 12/31/2010............................................................       1.467576          1,788
   01/01/2011 to 12/31/2011............................................................       1.292156          1,544
   01/01/2012 to 12/31/2012............................................................       1.486977          1,402
   01/01/2013 to 12/31/2013............................................................       1.748679            928
 MFS(R) Total Return Sub-Account (previously Balance Sub-Account)
   01/01/2004 to 04/30/2004............................................................       1.484675         22,170
 MFS(R) Total Return Sub-Account (Class E)
   05/01/2004 to 12/31/2004............................................................      41.125167            830
   01/01/2005 to 12/31/2005............................................................      41.752266            756
   01/01/2006 to 12/31/2006............................................................      46.129129            610
   01/01/2007 to 12/31/2007............................................................      47.405000            484
   01/01/2008 to 12/31/2008............................................................      36.335764            325
   01/01/2009 to 12/31/2009............................................................      42.430054            255
   01/01/2010 to 12/31/2010............................................................      45.990299            231
   01/01/2011 to 12/31/2011............................................................      46.374701            182
   01/01/2012 to 12/31/2012............................................................      50.948398            161
   01/01/2013 to 12/31/2013............................................................      59.693253            142
 MFS(R) Value Sub-Account (Class A)
   04/29/2013 to 12/31/2013............................................................      12.670330            879
 MFS(R) Value Sub-Account (Class A) (previously FI Value Leaders Sub-Account (Class A))
   01/01/2004 to 12/31/2004............................................................       2.662638         18,571
   01/01/2005 to 12/31/2005............................................................       2.906550         15,837
   01/01/2006 to 12/31/2006............................................................       3.208220         12,711
   01/01/2007 to 12/31/2007............................................................       3.296202          9,360
   01/01/2008 to 12/31/2008............................................................       1.984320          6,867
   01/01/2009 to 12/31/2009............................................................       2.384182          5,253
   01/01/2010 to 12/31/2010............................................................       2.693440          4,469
   01/01/2011 to 12/31/2011............................................................       2.492729          3,770
   01/01/2012 to 12/31/2012............................................................       2.845417          3,231
   01/01/2013 to 04/26/2013............................................................       3.135178              0
 MFS(R) Value Sub-Account (Class A) (previously Met/Franklin Mutual Shares
   Sub-Account (Class B))
   04/28/2008 to 12/31/2008............................................................       6.600141              2
   01/01/2009 to 12/31/2009............................................................       8.127948              0
   01/01/2010 to 12/31/2010............................................................       8.898507              2
   01/01/2011 to 12/31/2011............................................................       8.727061              2
   01/01/2012 to 12/31/2012............................................................       9.802627              1
   01/01/2013 to 04/26/2013............................................................      10.737897              0

                                                                                        AUV AT
                                                                                     BEGINNING OF
                                                                                        PERIOD
                                                                                    --------------
 MFS(R) Value Sub-Account (Class A) (previously MFS(R) Value Sub-Account (Class E))
   01/01/2004 to 12/31/2004........................................................     1.200332
   01/01/2005 to 12/31/2005........................................................     1.317239
   01/01/2006 to 12/31/2006........................................................     1.278940
   01/01/2007 to 12/31/2007........................................................     1.487377
   01/01/2008 to 12/31/2008........................................................     1.408970
   01/01/2009 to 12/31/2009........................................................     0.922356
   01/01/2010 to 12/31/2010........................................................     1.097541
   01/01/2011 to 12/31/2011........................................................     1.204083
   01/01/2012 to 12/31/2012........................................................     1.196946
   01/01/2013 to 04/26/2013........................................................     1.373704
 Morgan Stanley Mid Cap Growth Sub-Account
   05/03/2010 to 12/31/2010........................................................     1.287418
   01/01/2011 to 12/31/2011........................................................     1.495226
   01/01/2012 to 12/31/2012........................................................     1.372418
   01/01/2013 to 12/31/2013........................................................     1.478846
 Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities
   Sub-Account)
   01/01/2004 to 04/30/2004........................................................     1.135435
 Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities
   Sub-Account and before that Janus Mid Cap Sub-Account))
   01/01/2004 to 12/31/2004........................................................     1.432110
   01/01/2005 to 12/31/2005........................................................     1.649774
   01/01/2006 to 12/31/2006........................................................     1.735305
   01/01/2007 to 12/31/2007........................................................     1.909037
   01/01/2008 to 12/31/2008........................................................     2.035026
   01/01/2009 to 12/31/2009........................................................     0.894315
   01/01/2010 to 04/30/2010........................................................     1.177598
 MSCI EAFE(R) Index Sub-Account
   01/01/2004 to 12/31/2004........................................................     0.945675
   01/01/2005 to 12/31/2005........................................................     1.112204
   01/01/2006 to 12/31/2006........................................................     1.238623
   01/01/2007 to 12/31/2007........................................................     1.532261
   01/01/2008 to 12/31/2008........................................................     1.669792
   01/01/2009 to 12/31/2009........................................................     0.951685
   01/01/2010 to 12/31/2010........................................................     1.203926
   01/01/2011 to 12/31/2011........................................................     1.281139
   01/01/2012 to 12/31/2012........................................................     1.103556
   01/01/2013 to 12/31/2013........................................................     1.284268
 Neuberger Berman Genesis Sub-account (Class A)
   01/01/2004 to 12/31/2004........................................................     1.608012
   01/01/2005 to 12/31/2005........................................................     1.828885
   01/01/2006 to 12/31/2006........................................................     1.878440
   01/01/2007 to 12/31/2007........................................................     2.162288
   01/01/2008 to 12/31/2008........................................................     2.058454
   01/01/2009 to 12/31/2009........................................................     1.250230
   01/01/2010 to 12/31/2010........................................................     1.394995
   01/01/2011 to 12/31/2011........................................................     1.672437
   01/01/2012 to 12/31/2012........................................................     1.744912
   01/01/2013 to 12/31/2013........................................................     1.893040
 Neuberger Berman Genesis Sub-account (Class A) (previously MLA Mid Cap
   Sub-Account (Class B))
   01/01/2004 to 12/31/2004........................................................     1.202639
   01/01/2005 to 12/31/2005........................................................     1.356668
   01/01/2006 to 12/31/2006........................................................     1.445673
   01/01/2007 to 12/31/2007........................................................     1.634840
   01/01/2008 to 12/31/2008........................................................     1.568297
   01/01/2009 to 12/31/2009........................................................     0.954133
   01/01/2010 to 12/31/2010........................................................     1.286747
   01/01/2011 to 12/31/2011........................................................     1.558919
   01/01/2012 to 12/31/2012........................................................     1.456182
   01/01/2013 to 04/26/2013........................................................     1.511727
 Oppenheimer Global Equity Sub-Account (Class B)
   05/01/2004 to 12/31/2004........................................................    12.752804
   01/01/2005 to 12/31/2005........................................................    14.710742
   01/01/2006 to 12/31/2006........................................................    16.824885
   01/01/2007 to 12/31/2007........................................................    19.304552
   01/01/2008 to 12/31/2008........................................................    20.226655
   01/01/2009 to 12/31/2009........................................................    11.855415
   01/01/2010 to 12/31/2010........................................................    16.343625
   01/01/2011 to 12/31/2011........................................................    18.683400
   01/01/2012 to 12/31/2012........................................................    16.875548
   01/01/2013 to 12/31/2013........................................................    20.163307



                                                                                          AUV AT         ACCUM UNITS
                                                                                     ENDING OF PERIOD   END OF PERIOD
                                                                                    ------------------ --------------
 MFS(R) Value Sub-Account (Class A) (previously MFS(R) Value Sub-Account (Class E))
   01/01/2004 to 12/31/2004........................................................       1.317239          3,366
   01/01/2005 to 12/31/2005........................................................       1.278940          3,249
   01/01/2006 to 12/31/2006........................................................       1.487377          2,491
   01/01/2007 to 12/31/2007........................................................       1.408970          1,934
   01/01/2008 to 12/31/2008........................................................       0.922356          1,457
   01/01/2009 to 12/31/2009........................................................       1.097541          1,318
   01/01/2010 to 12/31/2010........................................................       1.204083          1,208
   01/01/2011 to 12/31/2011........................................................       1.196946            814
   01/01/2012 to 12/31/2012........................................................       1.373704            742
   01/01/2013 to 04/26/2013........................................................       1.557846              0
 Morgan Stanley Mid Cap Growth Sub-Account
   05/03/2010 to 12/31/2010........................................................       1.495226            902
   01/01/2011 to 12/31/2011........................................................       1.372418            690
   01/01/2012 to 12/31/2012........................................................       1.478846            600
   01/01/2013 to 12/31/2013........................................................       2.027373            508
 Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities
   Sub-Account)
   01/01/2004 to 04/30/2004........................................................       1.125155            955
 Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities
   Sub-Account and before that Janus Mid Cap Sub-Account))
   01/01/2004 to 12/31/2004........................................................       1.649774          3,281
   01/01/2005 to 12/31/2005........................................................       1.735305          2,809
   01/01/2006 to 12/31/2006........................................................       1.909037          2,493
   01/01/2007 to 12/31/2007........................................................       2.035026          2,091
   01/01/2008 to 12/31/2008........................................................       0.894315          1,534
   01/01/2009 to 12/31/2009........................................................       1.177598          1,196
   01/01/2010 to 04/30/2010........................................................       1.274520              0
 MSCI EAFE(R) Index Sub-Account
   01/01/2004 to 12/31/2004........................................................       1.112204          5,083
   01/01/2005 to 12/31/2005........................................................       1.238623          5,075
   01/01/2006 to 12/31/2006........................................................       1.532261          4,683
   01/01/2007 to 12/31/2007........................................................       1.669792          3,983
   01/01/2008 to 12/31/2008........................................................       0.951685          2,762
   01/01/2009 to 12/31/2009........................................................       1.203926          2,292
   01/01/2010 to 12/31/2010........................................................       1.281139          2,027
   01/01/2011 to 12/31/2011........................................................       1.103556          1,654
   01/01/2012 to 12/31/2012........................................................       1.284268          1,311
   01/01/2013 to 12/31/2013........................................................       1.538958            927
 Neuberger Berman Genesis Sub-account (Class A)
   01/01/2004 to 12/31/2004........................................................       1.828885         21,043
   01/01/2005 to 12/31/2005........................................................       1.878440         17,739
   01/01/2006 to 12/31/2006........................................................       2.162288         14,030
   01/01/2007 to 12/31/2007........................................................       2.058454         10,854
   01/01/2008 to 12/31/2008........................................................       1.250230          7,181
   01/01/2009 to 12/31/2009........................................................       1.394995          5,551
   01/01/2010 to 12/31/2010........................................................       1.672437          4,498
   01/01/2011 to 12/31/2011........................................................       1.744912          3,676
   01/01/2012 to 12/31/2012........................................................       1.893040          3,092
   01/01/2013 to 12/31/2013........................................................       2.585861          2,789
 Neuberger Berman Genesis Sub-account (Class A) (previously MLA Mid Cap
   Sub-Account (Class B))
   01/01/2004 to 12/31/2004........................................................       1.356668          1,247
   01/01/2005 to 12/31/2005........................................................       1.445673          1,127
   01/01/2006 to 12/31/2006........................................................       1.634840            987
   01/01/2007 to 12/31/2007........................................................       1.568297          1,099
   01/01/2008 to 12/31/2008........................................................       0.954133            644
   01/01/2009 to 12/31/2009........................................................       1.286747            454
   01/01/2010 to 12/31/2010........................................................       1.558919            360
   01/01/2011 to 12/31/2011........................................................       1.456182            233
   01/01/2012 to 12/31/2012........................................................       1.511727            227
   01/01/2013 to 04/26/2013........................................................       1.639128              0
 Oppenheimer Global Equity Sub-Account (Class B)
   05/01/2004 to 12/31/2004........................................................      14.710742             10
   01/01/2005 to 12/31/2005........................................................      16.824885             32
   01/01/2006 to 12/31/2006........................................................      19.304552             60
   01/01/2007 to 12/31/2007........................................................      20.226655             52
   01/01/2008 to 12/31/2008........................................................      11.855415             41
   01/01/2009 to 12/31/2009........................................................      16.343625             33
   01/01/2010 to 12/31/2010........................................................      18.683400             32
   01/01/2011 to 12/31/2011........................................................      16.875548             23
   01/01/2012 to 12/31/2012........................................................      20.163307             15
   01/01/2013 to 12/31/2013........................................................      25.273996             15

                                                                                      AUV AT
                                                                                   BEGINNING OF        AUV AT         ACCUM UNITS
                                                                                      PERIOD      ENDING OF PERIOD   END OF PERIOD
                                                                                  -------------- ------------------ --------------
 Oppenheimer Global Equity Sub-Account (Class B) (previously Met/Templeton Growth
   Sub-Account (Class B))
   04/28/2008 to 12/31/2008......................................................     9.998466         6.569280              0
   01/01/2009 to 12/31/2009......................................................     6.569280         8.591113              0
   01/01/2010 to 12/31/2010......................................................     8.591113         9.120547              1
   01/01/2011 to 12/31/2011......................................................     9.120547         8.373692              1
   01/01/2012 to 12/31/2012......................................................     8.373692        10.090892              2
   01/01/2013 to 04/26/2013......................................................    10.090892        10.727673              0
 PIMCO Inflation Protection Bond Sub-Account
   05/01/2006 to 12/31/2006......................................................    10.995472        11.102944             16
   01/01/2007 to 12/31/2007......................................................    11.102944        12.129906             36
   01/01/2008 to 12/31/2008......................................................    12.129906        11.136801            160
   01/01/2009 to 12/31/2009......................................................    11.136801        12.964097            165
   01/01/2010 to 12/31/2010......................................................    12.964097        13.776064            159
   01/01/2011 to 12/31/2011......................................................    13.776064        15.098543            134
   01/01/2012 to 12/31/2012......................................................    15.098543        16.247045            124
   01/01/2013 to 12/31/2013......................................................    16.247045        14.535178             83
 PIMCO Total Return Sub-Account
   01/01/2004 to 12/31/2004......................................................     1.168176         1.209265         24,664
   01/01/2005 to 12/31/2005......................................................     1.209265         1.219302         23,591
   01/01/2006 to 12/31/2006......................................................     1.219302         1.256717         19,483
   01/01/2007 to 12/31/2007......................................................     1.256717         1.332890         14,853
   01/01/2008 to 12/31/2008......................................................     1.332890         1.319696         11,574
   01/01/2009 to 12/31/2009......................................................     1.319696         1.535969          9,603
   01/01/2010 to 12/31/2010......................................................     1.535969         1.638371          7,812
   01/01/2011 to 12/31/2011......................................................     1.638371         1.666863          6,129
   01/01/2012 to 12/31/2012......................................................     1.666863         1.795946          5,329
   01/01/2013 to 12/31/2013......................................................     1.795946         1.737057          4,289
 Russell 2000(R) Index Sub-Account
   01/01/2004 to 12/31/2004......................................................     1.332270         1.542319          4,835
   01/01/2005 to 12/31/2005......................................................     1.542319         1.586342          4,497
   01/01/2006 to 12/31/2006......................................................     1.586342         1.839366          3,814
   01/01/2007 to 12/31/2007......................................................     1.839366         1.782741          3,025
   01/01/2008 to 12/31/2008......................................................     1.782741         1.165977          1,976
   01/01/2009 to 12/31/2009......................................................     1.165977         1.444805          1,648
   01/01/2010 to 12/31/2010......................................................     1.444805         1.803400          1,303
   01/01/2011 to 12/31/2011......................................................     1.803400         1.702138          1,053
   01/01/2012 to 12/31/2012......................................................     1.702138         1.947762            882
   01/01/2013 to 12/31/2013......................................................     1.947762         2.654053            762
 T. Rowe Price Large Cap Growth Sub-Account
   05/01/2004 to 12/31/2004......................................................     1.116697         1.210073            279
   01/01/2005 to 12/31/2005......................................................     1.210073         1.268802          1,030
   01/01/2006 to 12/31/2006......................................................     1.268802         1.412393          1,114
   01/01/2007 to 12/31/2007......................................................     1.412393         1.520102          1,357
   01/01/2008 to 12/31/2008......................................................     1.520102         0.869328          1,154
   01/01/2009 to 12/31/2009......................................................     0.869328         1.226173          1,075
   01/01/2010 to 12/31/2010......................................................     1.226173         1.411587            961
   01/01/2011 to 12/31/2011......................................................     1.411587         1.373417            630
   01/01/2012 to 12/31/2012......................................................     1.373417         1.607123            532
   01/01/2013 to 12/31/2013......................................................     1.607123         2.199183            835
 T. Rowe Price Large Cap Growth Sub-Account (Class B) (previously RCM Technology
   Sub-Account (Class B))
   01/01/2004 to 12/31/2004......................................................     0.460016         0.434043          3,604
   01/01/2005 to 12/31/2005......................................................     0.434043         0.475175          2,783
   01/01/2006 to 12/31/2006......................................................     0.475175         0.493639          2,592
   01/01/2007 to 12/31/2007......................................................     0.493639         0.640182          2,158
   01/01/2008 to 12/31/2008......................................................     0.640182         0.350649          1,862
   01/01/2009 to 12/31/2009......................................................     0.350649         0.549696          1,588
   01/01/2010 to 12/31/2010......................................................     0.549696         0.692155          1,316
   01/01/2011 to 12/31/2011......................................................     0.692155         0.615012          1,115
   01/01/2012 to 12/31/2012......................................................     0.615012         0.679905          1,426
   01/01/2013 to 04/26/2013......................................................     0.679905         0.710991              0
 T. Rowe Price Mid Cap Growth Sub-Account
   01/01/2004 to 12/31/2004......................................................     0.612518         0.711632          6,950
   01/01/2005 to 12/31/2005......................................................     0.711632         0.804413          7,340
   01/01/2006 to 12/31/2006......................................................     0.804413         0.842156          7,030
   01/01/2007 to 12/31/2007......................................................     0.842156         0.976849          5,806
   01/01/2008 to 12/31/2008......................................................     0.976849         0.580351          3,835
   01/01/2009 to 12/31/2009......................................................     0.580351         0.832512          2,945
   01/01/2010 to 12/31/2010......................................................     0.832512         1.048210          2,300
   01/01/2011 to 12/31/2011......................................................     1.048210         1.016636          1,891
   01/01/2012 to 12/31/2012......................................................     1.016636         1.139593          1,624
   01/01/2013 to 12/31/2013......................................................     1.139593         1.534810          1,478

                                                                       AUV AT
                                                                    BEGINNING OF        AUV AT         ACCUM UNITS
                                                                       PERIOD      ENDING OF PERIOD   END OF PERIOD
                                                                   -------------- ------------------ --------------
 T. Rowe Price Small Cap Growth Sub-Account
   05/01/2004 to 12/31/2004.......................................     1.238152         1.320013             42
   01/01/2005 to 12/31/2005.......................................     1.320013         1.441195            190
   01/01/2006 to 12/31/2006.......................................     1.441195         1.472779            557
   01/01/2007 to 12/31/2007.......................................     1.472779         1.590630            487
   01/01/2008 to 12/31/2008.......................................     1.590630         0.998819            503
   01/01/2009 to 12/31/2009.......................................     0.998819         1.365463            502
   01/01/2010 to 12/31/2010.......................................     1.365463         1.813222            480
   01/01/2011 to 12/31/2011.......................................     1.813222         1.813941            586
   01/01/2012 to 12/31/2012.......................................     1.813941         2.073141            603
   01/01/2013 to 12/31/2013.......................................     2.073141         2.947338            590
 Western Asset Management Strategic Bond Opportunities Sub-Account
   01/01/2004 to 12/31/2004.......................................     1.924585         2.023251         17,883
   01/01/2005 to 12/31/2005.......................................     2.023251         2.051726         16,382
   01/01/2006 to 12/31/2006.......................................     2.051726         2.125575         13,022
   01/01/2007 to 12/31/2007.......................................     2.125575         2.180377          9,844
   01/01/2008 to 12/31/2008.......................................     2.180377         1.827218          6,079
   01/01/2009 to 12/31/2009.......................................     1.827218         2.382378          4,444
   01/01/2010 to 12/31/2010.......................................     2.382378         2.648228          3,847
   01/01/2011 to 12/31/2011.......................................     2.648228         2.771859          3,052
   01/01/2012 to 12/31/2012.......................................     2.771859         3.047326          2,605
   01/01/2013 to 12/31/2013.......................................     3.047326         3.037810          2,175
 Western Asset Management U.S. Government Sub-Account
   01/01/2004 to 12/31/2004.......................................     1.590633         1.615611         20,036
   01/01/2005 to 12/31/2005.......................................     1.615611         1.620674         17,322
   01/01/2006 to 12/31/2006.......................................     1.620674         1.664713         14,256
   01/01/2007 to 12/31/2007.......................................     1.664713         1.712922         10,711
   01/01/2008 to 12/31/2008.......................................     1.712922         1.682965          6,650
   01/01/2009 to 12/31/2009.......................................     1.682965         1.731466          5,149
   01/01/2010 to 12/31/2010.......................................     1.731466         1.806611          4,142
   01/01/2011 to 12/31/2011.......................................     1.806611         1.879705          3,364
   01/01/2012 to 12/31/2012.......................................     1.879705         1.915899          2,944
   01/01/2013 to 12/31/2013.......................................     1.915899         1.875317          2,466
 MetLife Conservative Allocation Sub-Account
   05/01/2005 to 12/31/2005.......................................     9.998849        10.299739             16
   01/01/2006 to 12/31/2006.......................................    10.299739        10.856842             65
   01/01/2007 to 12/31/2007.......................................    10.856842        11.301500            108
   01/01/2008 to 12/31/2008.......................................    11.301500         9.540600            103
   01/01/2009 to 12/31/2009.......................................     9.540600        11.338992            101
   01/01/2010 to 12/31/2010.......................................    11.338992        12.305328             65
   01/01/2011 to 12/31/2011.......................................    12.305328        12.529284             71
   01/01/2012 to 12/31/2012.......................................    12.529284        13.488260            102
   01/01/2013 to 12/31/2013.......................................    13.488260        13.870825             66
 MetLife Conservative to Moderate Allocation Sub-Account
   05/01/2005 to 12/31/2005.......................................     9.998849        10.517665             34
   01/01/2006 to 12/31/2006.......................................    10.517665        11.349099            147
   01/01/2007 to 12/31/2007.......................................    11.349099        11.728876            290
   01/01/2008 to 12/31/2008.......................................    11.728876         9.067698            193
   01/01/2009 to 12/31/2009.......................................     9.067698        11.058754            173
   01/01/2010 to 12/31/2010.......................................    11.058754        12.162022            172
   01/01/2011 to 12/31/2011.......................................    12.162022        12.119093            143
   01/01/2012 to 12/31/2012.......................................    12.119093        13.319397            125
   01/01/2013 to 12/31/2013.......................................    13.319397        14.569140            132
 MetLife Moderate Allocation Sub-Account
   05/01/2005 to 12/31/2005.......................................     9.998849        10.748464             81
   01/01/2006 to 12/31/2006.......................................    10.748464        11.854319            267
   01/01/2007 to 12/31/2007.......................................    11.854319        12.196651            421
   01/01/2008 to 12/31/2008.......................................    12.196651         8.582985            400
   01/01/2009 to 12/31/2009.......................................     8.582985        10.709108            340
   01/01/2010 to 12/31/2010.......................................    10.709108        11.951194            340
   01/01/2011 to 12/31/2011.......................................    11.951194        11.624061            293
   01/01/2012 to 12/31/2012.......................................    11.624061        12.979301            246
   01/01/2013 to 12/31/2013.......................................    12.979301        15.100670            246
 MetLife Moderate to Aggressive Allocation Sub-Account
   05/01/2005 to 12/31/2005.......................................     9.998849        10.974321             81
   01/01/2006 to 12/31/2006.......................................    10.974321        12.360650            287
   01/01/2007 to 12/31/2007.......................................    12.360650        12.657119            362
   01/01/2008 to 12/31/2008.......................................    12.657119         8.097891            371
   01/01/2009 to 12/31/2009.......................................     8.097891        10.308554            297
   01/01/2010 to 12/31/2010.......................................    10.308554        11.659519            218
   01/01/2011 to 12/31/2011.......................................    11.659519        11.064055            185
   01/01/2012 to 12/31/2012.......................................    11.064055        12.588059            154
   01/01/2013 to 12/31/2013.......................................    12.588059        15.430882            157

                                                                                       AUV AT
                                                                                    BEGINNING OF
                                                                                       PERIOD
                                                                                   --------------
 MetLife Aggressive Strategy Sub-Account
   05/02/2011 to 12/31/2011.......................................................    12.160754
   01/01/2012 to 12/31/2012.......................................................    10.414730
   01/01/2013 to 12/31/2013.......................................................    11.988490
 MetLife Aggressive Strategy Sub-Account (previously MetLife Aggressive Allocation
   Sub-Account)
   05/01/2005 to 12/31/2005.......................................................     9.998849
   01/01/2006 to 12/31/2006.......................................................    11.150576
   01/01/2007 to 12/31/2007.......................................................    12.717820
   01/01/2008 to 12/31/2008.......................................................    12.949992
   01/01/2009 to 12/31/2009.......................................................     7.604288
   01/01/2010 to 12/31/2010.......................................................     9.859832
   01/01/2011 to 04/29/2011.......................................................    11.248397
 SSgA Growth ETF Sub-Account
   05/01/2006 to 12/31/2006.......................................................    10.704349
   01/01/2007 to 12/31/2007.......................................................    11.415778
   01/01/2008 to 12/31/2008.......................................................    11.888698
   01/01/2009 to 12/31/2009.......................................................     7.858087
   01/01/2010 to 12/31/2010.......................................................    10.003688
   01/01/2011 to 12/31/2011.......................................................    11.260907
   01/01/2012 to 12/31/2012.......................................................    10.868245
   01/01/2013 to 12/31/2013.......................................................    12.327324
 SSgA Growth and Income ETF Sub-Account
   05/01/2006 to 12/31/2006.......................................................    10.513475
   01/01/2007 to 12/31/2007.......................................................    11.160973
   01/01/2008 to 12/31/2008.......................................................    11.599133
   01/01/2009 to 12/31/2009.......................................................     8.571201
   01/01/2010 to 12/31/2010.......................................................    10.555519
   01/01/2011 to 12/31/2011.......................................................    11.682751
   01/01/2012 to 12/31/2012.......................................................    11.642906
   01/01/2013 to 12/31/2013.......................................................    12.954905
 American Funds Bond Sub-Account
   05/01/2006 to 12/31/2006.......................................................    14.495461
   01/01/2007 to 12/31/2007.......................................................    15.190349
   01/01/2008 to 12/31/2008.......................................................    15.437741
   01/01/2009 to 12/31/2009.......................................................    13.764914
   01/01/2010 to 12/31/2010.......................................................    15.246457
   01/01/2011 to 12/31/2011.......................................................    15.963466
   01/01/2012 to 12/31/2012.......................................................    16.661353
   01/01/2013 to 12/31/2013.......................................................    17.267865
 American Funds Global Small Capitalization Sub-Account
   01/01/2004 to 12/31/2004.......................................................     1.614333
   01/01/2005 to 12/31/2005.......................................................     1.919416
   01/01/2006 to 12/31/2006.......................................................     2.366770
   01/01/2007 to 12/31/2007.......................................................     2.888153
   01/01/2008 to 12/31/2008.......................................................     3.449341
   01/01/2009 to 12/31/2009.......................................................     1.576838
   01/01/2010 to 12/31/2010.......................................................     2.501779
   01/01/2011 to 12/31/2011.......................................................     3.012456
   01/01/2012 to 12/31/2012.......................................................     2.395932
   01/01/2013 to 12/31/2013.......................................................     2.784899
 American Funds Growth-Income Sub-Account
   01/01/2004 to 12/31/2004.......................................................     8.544391
   01/01/2005 to 12/31/2005.......................................................     9.276103
   01/01/2006 to 12/31/2006.......................................................     9.656906
   01/01/2007 to 12/31/2007.......................................................    10.943498
   01/01/2008 to 12/31/2008.......................................................    11.306237
   01/01/2009 to 12/31/2009.......................................................     6.911494
   01/01/2010 to 12/31/2010.......................................................     8.922283
   01/01/2011 to 12/31/2011.......................................................     9.779204
   01/01/2012 to 12/31/2012.......................................................     9.443455
   01/01/2013 to 12/31/2013.......................................................    10.911931
 American Funds Growth Sub-Account
   01/01/2004 to 12/31/2004.......................................................    10.979316
   01/01/2005 to 12/31/2005.......................................................    12.148754
   01/01/2006 to 12/31/2006.......................................................    13.885527
   01/01/2007 to 12/31/2007.......................................................    15.054513
   01/01/2008 to 12/31/2008.......................................................    16.635251
   01/01/2009 to 12/31/2009.......................................................     9.167329
   01/01/2010 to 12/31/2010.......................................................    12.571217
   01/01/2011 to 12/31/2011.......................................................    14.675647
   01/01/2012 to 12/31/2012.......................................................    13.818546
   01/01/2013 to 12/31/2013.......................................................    16.022917



                                                                                         AUV AT         ACCUM UNITS
                                                                                    ENDING OF PERIOD   END OF PERIOD
                                                                                   ------------------ --------------
 MetLife Aggressive Strategy Sub-Account
   05/02/2011 to 12/31/2011.......................................................      10.414730             23
   01/01/2012 to 12/31/2012.......................................................      11.988490             27
   01/01/2013 to 12/31/2013.......................................................      15.310139             26
 MetLife Aggressive Strategy Sub-Account (previously MetLife Aggressive Allocation
   Sub-Account)
   05/01/2005 to 12/31/2005.......................................................      11.150576              3
   01/01/2006 to 12/31/2006.......................................................      12.717820             19
   01/01/2007 to 12/31/2007.......................................................      12.949992             36
   01/01/2008 to 12/31/2008.......................................................       7.604288             28
   01/01/2009 to 12/31/2009.......................................................       9.859832             38
   01/01/2010 to 12/31/2010.......................................................      11.248397             23
   01/01/2011 to 04/29/2011.......................................................      12.197241              0
 SSgA Growth ETF Sub-Account
   05/01/2006 to 12/31/2006.......................................................      11.415778              2
   01/01/2007 to 12/31/2007.......................................................      11.888698              3
   01/01/2008 to 12/31/2008.......................................................       7.858087              0
   01/01/2009 to 12/31/2009.......................................................      10.003688             21
   01/01/2010 to 12/31/2010.......................................................      11.260907             41
   01/01/2011 to 12/31/2011.......................................................      10.868245             43
   01/01/2012 to 12/31/2012.......................................................      12.327324             26
   01/01/2013 to 12/31/2013.......................................................      14.352831             37
 SSgA Growth and Income ETF Sub-Account
   05/01/2006 to 12/31/2006.......................................................      11.160973              5
   01/01/2007 to 12/31/2007.......................................................      11.599133              5
   01/01/2008 to 12/31/2008.......................................................       8.571201              1
   01/01/2009 to 12/31/2009.......................................................      10.555519             53
   01/01/2010 to 12/31/2010.......................................................      11.682751             34
   01/01/2011 to 12/31/2011.......................................................      11.642906             44
   01/01/2012 to 12/31/2012.......................................................      12.954905             35
   01/01/2013 to 12/31/2013.......................................................      14.426778             11
 American Funds Bond Sub-Account
   05/01/2006 to 12/31/2006.......................................................      15.190349             51
   01/01/2007 to 12/31/2007.......................................................      15.437741            112
   01/01/2008 to 12/31/2008.......................................................      13.764914            109
   01/01/2009 to 12/31/2009.......................................................      15.246457             81
   01/01/2010 to 12/31/2010.......................................................      15.963466             62
   01/01/2011 to 12/31/2011.......................................................      16.661353             56
   01/01/2012 to 12/31/2012.......................................................      17.267865             33
   01/01/2013 to 12/31/2013.......................................................      16.618671             26
 American Funds Global Small Capitalization Sub-Account
   01/01/2004 to 12/31/2004.......................................................       1.919416          3,555
   01/01/2005 to 12/31/2005.......................................................       2.366770          4,389
   01/01/2006 to 12/31/2006.......................................................       2.888153          4,409
   01/01/2007 to 12/31/2007.......................................................       3.449341          4,038
   01/01/2008 to 12/31/2008.......................................................       1.576838          2,756
   01/01/2009 to 12/31/2009.......................................................       2.501779          2,194
   01/01/2010 to 12/31/2010.......................................................       3.012456          1,774
   01/01/2011 to 12/31/2011.......................................................       2.395932          1,448
   01/01/2012 to 12/31/2012.......................................................       2.784899          1,206
   01/01/2013 to 12/31/2013.......................................................       3.514000            977
 American Funds Growth-Income Sub-Account
   01/01/2004 to 12/31/2004.......................................................       9.276103          3,723
   01/01/2005 to 12/31/2005.......................................................       9.656906          3,563
   01/01/2006 to 12/31/2006.......................................................      10.943498          2,958
   01/01/2007 to 12/31/2007.......................................................      11.306237          2,402
   01/01/2008 to 12/31/2008.......................................................       6.911494          1,649
   01/01/2009 to 12/31/2009.......................................................       8.922283          1,332
   01/01/2010 to 12/31/2010.......................................................       9.779204          1,061
   01/01/2011 to 12/31/2011.......................................................       9.443455            867
   01/01/2012 to 12/31/2012.......................................................      10.911931            711
   01/01/2013 to 12/31/2013.......................................................      14.329149            623
 American Funds Growth Sub-Account
   01/01/2004 to 12/31/2004.......................................................      12.148754          3,327
   01/01/2005 to 12/31/2005.......................................................      13.885527          3,330
   01/01/2006 to 12/31/2006.......................................................      15.054513          2,820
   01/01/2007 to 12/31/2007.......................................................      16.635251          2,257
   01/01/2008 to 12/31/2008.......................................................       9.167329          1,544
   01/01/2009 to 12/31/2009.......................................................      12.571217          1,218
   01/01/2010 to 12/31/2010.......................................................      14.675647          1,006
   01/01/2011 to 12/31/2011.......................................................      13.818546            797
   01/01/2012 to 12/31/2012.......................................................      16.022917            629
   01/01/2013 to 12/31/2013.......................................................      20.505144            532

Discontinued Eligible Funds

     Effective as of April 28, 2014:

     Met Investors Series Trust: ClearBridge Aggressive Growth Portfolio II (Class B) (formerly Janus Forty Portfolio) merged into Met Investors Series
Trust: ClearBridge Aggressive Growth Portfolio (Class A); and

     Met Investors Series Trust: MetLife Growth Strategy Portfolio (Class B) merged into Metropolitan Series Fund: MetLife Asset Allocation 80 Portfolio (Class B) (formerly MetLife Moderate to Aggressive Allocation Portfolio).

     For additional information about Eligible Fund mergers and substitutions, please see "Investment Advice" in the Statement of Additional Information.

                                   APPENDIX A

                                 CONSUMER TIPS


DOLLAR COST AVERAGING

     Dollar cost averaging allows you to take advantage of long-term stock market results. It does not guarantee a profit or protect against a loss. If you follow a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered will be higher than the average cost per share.

     Under dollar cost averaging you invest the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps you from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.

     If you are contemplating the use of dollar cost averaging, you should consider your ability to continue the ongoing purchases in order to take advantage of periods of low price levels.


DIVERSIFICATION

     Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires a safe return because a loss may risk the entire investment. By diversifying, on the other hand, you can more safely take a chance that some investments will under-perform and that others will over-perform. Thus you can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although some of a diversified investment may be totally lost, some of the investment may perform at above-average rates that more than compensate for the loss.


MISCELLANEOUS


   Toll-free telephone service:   --   A recording of daily unit values is available by calling 1-800-333-2501.
                                  --   Fund transfers and changes of future purchase payment allocations can be made by calling 1-800-435-4117.
   Written Communications:        --   All communications and inquiries regarding address changes, premium payments, billing, fund transfers, surrenders, maturities and any other processing matters relating to your Contract should be directed to:
                                       New England Life Insurance Company
                                       c/o Annuity Administrative Office
                                       P.O. Box 14594
                                       Des Moines, IA 50306-3594
                                       Fax: (515) 457-4301




   Internet Communications:   --   Fund transfers and future allocations can be made at www.metlife.com

                                   APPENDIX B

                        CONTINGENT DEFERRED SALES CHARGE

     The following example illustrates how the Contingent Deferred Sales Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section "Contingent Deferred Sales Charge," no Contingent Deferred Sales Charge will apply if at any time more than 30 days from the time we issued your Contract you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under the variable payment options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge that was waived. Amounts applied to a fixed payment option may not be commuted. We base the waiver on the ratio of: (1) the number of whole months remaining on the date of withdrawal until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining when you applied the proceeds to the option, until the date when the Contingent Deferred Sales Charge would expire.

     As an example, assume that you apply $100,000 of Contract Value (net of any premium tax charge and Administration Contract Charge) to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Contingent Deferred Sales Charge waived when you applied the proceeds to the payment option was $1,500. If the Payee surrenders the commuted value of the proceeds under option six months later, the Contingent Deferred Sales Charge would be $1,350 (representing the $1,500 waived at annuitization multiplied by 54/60, where 54 is the number of whole months currently remaining until the Contingent Deferred Sales Charge would expire, and 60 is the number of whole months that remained at the time of annuitization until the Contingent Deferred Sales Charge would expire).

                                   APPENDIX C

                                  PREMIUM TAX

     Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown.



                           CONTRACTS USED WITH TAX
JURISDICTION             QUALIFIED RETIREMENT PLANS     ALL OTHER CONTRACTS
---------------------   ----------------------------   --------------------
California...........               0.50%1             2.35%
Florida..............               1.00%2             1.00%2
Maine3...............                 --               2.00%
Nevada...............                 --               3.50%
South Dakota4........                 --               1.25%
West Virginia........               1.00%              1.00%
Wyoming..............                 --               1.00%
Puerto Rico..........               1.00%5             1.00%5


----------
1  Contracts sold to (section)408(a) IRA Trusts are taxed at 2.35%.

2 Annuity Premiums are exempt from taxation provided that the tax savings are passed back to the Contract holders. Otherwise they are taxable at 1.00%.



3 Special rate of 1% applies to certified long-term care and qualified group disability policies.

4 Special rate applies for large case life and annuity policies. Rate is 8/100 of 1% for that portion of life insurance premiums exceeding $100,000 per policy annually and 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. The special rate on large case policies is not subject to retaliation. The special tax rate of 1.25% applies to life insurance policies with a face value of $7,000 or less.

5 We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.



See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

                                   APPENDIX D

                              EXCHANGED CONTRACTS


Prior to April 28, 2014, you could exchange a Fund I, Preference or Zenith Accumulator contract for an American Growth Series Contract (a "new contract"), as long as: (1) your age does not exceed the maximum age at issue for a new contract; (2) the contract value of the old contract (along with any purchase payments submitted with the exchange application) is at least equal to the minimum initial purchase payment for a new contract and; (3) (unless waived by the Company) you meet our underwriting standards. We may waive the minimum initial and subsequent purchase payment amount to correspond to the old contract. As of the date you make the exchange, we will credit the contract value of the old contract as the initial purchase payment to the new contract. We will not deduct any charges, including any CDSC, at the time of exchange. See below for a comparison of the charges under the old contracts and the new contracts. We issue the American Growth Series Contract and MetLife issues the old contracts. Although we are a subsidiary of MetLife, MetLife does not guarantee our obligations.


The American Growth Series Contract provides an enhanced death benefit, more options under the systematic withdrawal feature than the Zenith Accumulator contract, and access to a variety of investment options that differs from those currently available under the old contracts. For more information, see "Payment on Death Prior to Annuitization," "Systematic Withdrawals," and "Investments of the Variable Account." In addition, the American Growth Series Contract offers a Fixed Account option, which is not available under the Fund I or Preference contracts. For more information, see "The Fixed Account." If a Contract Owner becomes ill or disabled we will waive the Contingent Deferred Sales Charge on an American Growth Series contract (a benefit that is not available under the Zenith Accumulator contract). For more information, see "Waiver of the Contingent Deferred Sales Charge" under "Contingent Deferred Sales Charge." This benefit may not be available in all states.

If you exchange a Fund I, Preference or Zenith Accumulator contract issued by New England Mutual Life Insurance Company (now MetLife) for an American Growth Series Contract, when we issue the new contract the minimum guaranteed death benefit will be either the death benefit that applied to the old contract on the date of the exchange, or the amount paid into the American Growth Series, whichever is greater. We will recalculate the minimum guaranteed death benefit on each six month interval following the date of the exchange. (See Payment on Death Prior to Annuitization.)

If you are contemplating an exchange of a Fund I, Preference or Zenith Accumulator contract for an American Growth Series Contract, you should compare all charges (including investment advisory fees) deducted under your existing contract and under the American Growth Series Contract, as well as the investment options offered by each. You should keep in mind that we will treat assets transferred in exchange for an American Growth Series Contract as a purchase payment for purposes of calculating the free withdrawal amount and CDSC (with respect to Zenith Accumulator assets, the surrender charge schedule of the old contract will apply). Also, keep in mind that the American Growth Series Contract may require a higher minimum for any subsequent purchase payments you may wish to make, although we may consent to waive the minimum to correspond to the terms of the old contract.

CHARGES UNDER CONTRACTS PURCHASED BY EXCHANGING A FUND I, PREFERENCE OR ZENITH ACCUMULATOR CONTRACT

                                                      ASSET-BASED
                                                     (MORTALITY &
                                                      EXPENSE AND
                                                     ADMIN. ASSET      ADMINISTRATION
                                 CDSC                   CHARGE)       CONTRACT CHARGE             OTHER
                   ------------------------------- ---------------- ------------------- ------------------------
 American Growth   7% of purchase payments;             1.40%       $30 (or 2% of       premium tax charge
  Series (AGS)     declining to 0% after 7 years     (1.65% for     total Contract      on purchase payments
                                                       certain      Value if less)      in South Dakota is paid
                                                    Sub-accounts)   --waiver may        by us and recovered
                                                                    apply               later
 Fund I            --none on exchange                   .95%        3% of first $46     premium tax charge
                   --subsequent purchase                            2% of excess        taken from purchase
                   payments will have AGS's                         (amounts will be    payments in South
                   CDSC                                             lower for single    Dakota
                                                                    purchase            --Sales Charge
                                                                    payment             --maximum 6%
                                                                    contracts)
 Preference        --none on exchange                   1.25%       $30                 premium tax charge
                   --subsequent purchase           (mortality and   --no waiver         taken from purchase
                   payments will have AGS's         expense only;                       payments in South
                   CDSC                                  no                             Dakota
                                                   Administration
                                                    Asset Charge)
 Zenith            --none on exchange                   1.35%       $30                 premium tax charge
  Accumulator      --will apply on subsequent        (1.60% for                         taken from purchase
                   withdrawal from AGS using           certain                          payments in South
                   the time table for Zenith        Sub-accounts)                       Dakota
                   Accumulator
                   --10 year, 6.5% (of Contract
                   Value) declining CDSC if you
                   have a Zenith Accumulator
                   Contract
                   --subsequent purchase
                   payments will have AGS's
                   CDSC

                               TABLE OF CONTENTS
                                     OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

THE COMPANY AND THE VARIABLE ACCOUNT
SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS
INVESTMENT ADVICE
DISTRIBUTION OF THE CONTRACTS
CALCULATION OF PERFORMANCE DATA
CALCULATION OF YIELDS
NET INVESTMENT FACTOR
ANNUITY PAYMENTS
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYOUTS
HISTORICAL ILLUSTRATIONS OF ANNUITY PAYOUTS
THE FIXED ACCOUNT
TAX STATUS OF THE CONTRACTS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL MATTERS
FINANCIAL STATEMENTS


     If you would like a copy of any of the following Statements of Additional Information, please check the appropriate box(es) below and mail to:

     MetLife Investors Distribution Company
     1095 Avenue of the Americas
     New York, New York 10036


     [ ] American Growth Series--New England Variable Annuity Separate Account
     [ ] Metropolitan Series Fund
     [ ] Met Investors Series Trust
     [ ] American Funds Insurance Series
     [ ] My current address is:



      -------------------------------        Name        -------------------------------
              Contract Number
      -------------------------------        Address     -------------------------------
                 Signature
                                                         -------------------------------
                                                                                      ZIP

                           AMERICAN GROWTH SERIES - I
                     Individual Variable Annuity Contracts



          Issued By
  New England Variable Annuity Separate Account of     Annuity Administrative Office
           New England Life Insurance Company                  P.O. Box 14594
                    One Financial Center                 Des Moines, IA 50306-3594
                       Boston, MA 02111
                        (800) 435-4117



                        Supplement dated April 28, 2014

        to the Prospectus dated May 1, 2000 (as annually supplemented).


     This supplement updates certain information in the prospectus dated May 1, 2000 (as annually supplemented), describing individual flexible and single purchase payment variable annuity contracts (the "Contracts") funded by New England Variable Annuity Separate Account (the "Variable Account"). The Contract is currently not available for new sales.

AMERICAN FUNDS INSURANCE SERIES(R)

American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund


MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

ClearBridge Aggressive Growth Portfolio

Harris Oakmark International Portfolio

Invesco Mid Cap Value Portfolio
     (formerly Lord Abbett Mid Cap Value Portfolio)
Invesco Small Cap Growth Portfolio

Loomis Sayles Global Markets Portfolio

Lord Abbett Bond Debenture Portfolio

Met/Franklin Low Duration Total Return Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio

Oppenheimer Global Equity Portfolio

PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
T. Rowe Price Mid Cap Growth Portfolio

WMC Large Cap Research Portfolio
     (formerly BlackRock Large Cap Core Portfolio)

MET INVESTORS SERIES TRUST--ASSET ALLOCATION PORTFOLIOS

American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio

MetLife Asset Allocation 100 Portfolio
     (formerly MetLife Aggressive Strategy Portfolio)

SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio


METROPOLITAN SERIES FUND

Baillie Gifford International Stock Portfolio

Barclays Aggregate Bond Index Portfolio

BlackRock Bond Income Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Money Market Portfolio
Frontier Mid Cap Growth Portfolio

Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
MSCI EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

WMC Balanced Portfolio
     (formerly BlackRock Diversified Portfolio)
WMC Core Equity Opportunities Portfolio
     (formerly Davis Venture Value Portfolio)

METROPOLITAN SERIES FUND--ASSET ALLOCATION PORTFOLIOS
MetLife Asset Allocation 20 Portfolio
     (formerly MetLife Conservative Allocation Portfolio)
MetLife Asset Allocation 40 Portfolio
     (formerly MetLife Conservative to Moderate Allocation Portfolio) MetLife Asset Allocation 60 Portfolio
     (formerly MetLife Moderate Allocation Portfolio)
MetLife Asset Allocation 80 Portfolio
     (formerly MetLife Moderate to Aggressive Allocation Portfolio)




     You should read and retain this supplement. Certain additional information about the Contracts is contained in a Statement of Additional Information ("SAI") dated April 28, 2014, as it may be supplemented from time to time, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A complete prospectus dated May 1, 2000, and any previous supplements, as well as the Statement of Additional Information, may be obtained free of charge by writing to MetLife Investors Distribution Company at 1095 Avenue of the Americas, New York, NY 10036 or telephoning 1-800-777-5897.

     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SEC MAINTAINS A WEBSITE THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS . YOU CAN OBTAIN COPIES OF THE ELIGIBLE FUND PROSPECTUSES BY CALLING US AT 1-800-777-5987. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.


     WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                   HIGHLIGHTS


OWNERSHIP:


     The Owner of the Contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). If a non-natural person, such as trust, is the Owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the death benefit. A contract may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Internal Revenue Code ("the Code") may purchase the Contract. Currently the Contracts are not available for new sales. All contract provisions will be interpreted and administered in accordance with the requirements of the Code.


     FOR ANY TAX QUALIFIED ACCOUNT (E.G. 401(K) PLAN OR IRA), THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.


OTHER

     We are obligated to pay all money we owe under the Contracts, including death benefits, and annuity payments. Any such amounts that exceed the assets in the Variable Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party.


                                 EXPENSE TABLE

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes may also be deducted.


CONTRACT OWNER TRANSACTION EXPENSES


      Sales Charge Imposed on Purchase Payments......................................           None
      Contingent Deferred Sales Charge (as a percentage of each purchase payment)....            7%
                                                                                        declining annually--
                                                                                             see Note(1)
      Transfer Fee(2)................................................................   $0

NOTES:
(1) The Contingent Deferred Sales Charge is a declining percentage of each purchase payment (This charge may apply if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law), as follows:


NUMBER OF COMPLETE
YEARS FROM RECEIPT OF
PURCHASE PAYMENT                     CHARGE
---------------------------------   -------
  0..............................   7%
  1..............................   6%
  2..............................   5%
  3..............................   4%
  4..............................   3%
  5..............................   2%
  6..............................   1%
  7 and thereafter...............   0%

(2) We reserve the right to limit the number and amount of transfers and impose a transfer fee.


     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

ANNUAL CONTRACT FEE

      Administration Contract Charge(1)........   $30

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN THE SUBACCOUNTS)


                                                                  AMERICAN FUNDS
                                                                 BOND SUB-ACCOUNT,
                                                               AMERICAN FUNDS GROWTH
                                                            SUB-ACCOUNT, AMERICAN FUNDS
                                                           GROWTH-INCOME SUB-ACCOUNT AND
                                                               AMERICAN FUNDS GLOBAL           ALL OTHER
                                                         SMALL CAPITALIZATION SUB-ACCOUNT     SUB-ACCOUNTS
                                                        ----------------------------------   -------------
      Mortality and Expense Risk Charge(2)...........   1.50%                                1.25%
      Administration Asset Charge....................   0.10%                                0.10%
                                                        ----                                 ----
       Total Variable Account Annual Expenses........   1.60%                                1.35%

NOTES:

(1)   The Administration Contract Charge is not imposed after annuitization.

(2) We are waiving the Mortality and Expense Risk Charge in the following amounts: (a) .08% for the Subaccount investing in the BlackRock Large Cap Core Portfolio and (b) the amount, if any, of the underlying fund expenses that are in excess of 0.87% for the Subaccount investing in the Oppenheimer Global Equity Portfolio.



     The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.



MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES



                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Eligible Fund assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.35%       1.20%


ELIGIBLE FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                                        DISTRIBUTION
                                                           AND/OR
                                           MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                  FEE      (12B-1) FEES   EXPENSES
----------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund.................    0.37%         0.25%        0.02%
American Funds Global Small
 Capitalization Fund.....................    0.70%         0.25%        0.04%
American Funds Growth Fund...............    0.33%         0.25%        0.02%
American Funds Growth-Income Fund........    0.27%         0.25%        0.02%
MET INVESTORS SERIES TRUST
Clarion Global Real Estate Portfolio --
 Class B.................................    0.60%         0.25%        0.05%
ClearBridge Aggressive Growth
 Portfolio -- Class A....................    0.59%         0.00%        0.02%
Harris Oakmark International
 Portfolio -- Class E....................    0.77%         0.15%        0.06%



                                            ACQUIRED     TOTAL                      NET TOTAL
                                           FUND FEES     ANNUAL      FEE WAIVER      ANNUAL
                                              AND      OPERATING   AND/OR EXPENSE   OPERATING
ELIGIBLE FUND                               EXPENSES    EXPENSES    REIMBURSEMENT   EXPENSES
----------------------------------------- ----------- ----------- ---------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund.................   0.00%       0.64%       --               0.64%
American Funds Global Small
 Capitalization Fund.....................   0.00%       0.99%       --               0.99%
American Funds Growth Fund...............   0.00%       0.60%       --               0.60%
American Funds Growth-Income Fund........   0.00%       0.54%       --               0.54%
MET INVESTORS SERIES TRUST
Clarion Global Real Estate Portfolio --
 Class B.................................   0.00%       0.90%       --               0.90%
ClearBridge Aggressive Growth
 Portfolio -- Class A....................   0.00%       0.61%     0.00%              0.61%
Harris Oakmark International
 Portfolio -- Class E....................   0.00%       0.98%     0.02%              0.96%

                                                           DISTRIBUTION
                                                              AND/OR
                                              MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                     FEE      (12B-1) FEES   EXPENSES
-------------------------------------------- ------------ -------------- ----------
Invesco Mid Cap Value Portfolio --
 Class B....................................    0.65%         0.25%        0.05%
Invesco Small Cap Growth Portfolio --
 Class B....................................    0.85%         0.25%        0.02%
Loomis Sayles Global Markets
 Portfolio -- Class B.......................    0.70%         0.25%        0.08%
Lord Abbett Bond Debenture
 Portfolio -- Class B.......................    0.51%         0.25%        0.03%
Met/Franklin Low Duration Total Return
 Portfolio -- Class B.......................    0.50%         0.25%        0.05%
MFS(R) Research International
 Portfolio -- Class B.......................    0.68%         0.25%        0.07%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class B.......................    0.64%         0.25%        0.05%
Oppenheimer Global Equity Portfolio --
 Class B....................................    0.67%         0.25%        0.08%
PIMCO Inflation Protected Bond
 Portfolio -- Class B.......................    0.47%         0.25%        0.08%
PIMCO Total Return Portfolio -- Class B         0.48%         0.25%        0.03%
T. Rowe Price Mid Cap Growth
 Portfolio -- Class B.......................    0.75%         0.25%        0.03%
WMC Large Cap Research Portfolio --
 Class B....................................    0.59%         0.25%        0.03%
METROPOLITAN SERIES FUND
Baillie Gifford International Stock
 Portfolio -- Class A.......................    0.79%         0.00%        0.08%
Barclays Aggregate Bond Index
 Portfolio -- Class B.......................    0.25%         0.25%        0.03%
BlackRock Bond Income Portfolio --
 Class A....................................    0.33%         0.00%        0.02%
BlackRock Capital Appreciation
 Portfolio -- Class A.......................    0.69%         0.00%        0.02%
BlackRock Large Cap Value Portfolio --
 Class E....................................    0.63%         0.15%        0.02%
BlackRock Money Market Portfolio --
 Class A....................................    0.33%         0.00%        0.02%
Frontier Mid Cap Growth Portfolio --
 Class B....................................    0.72%         0.25%        0.03%
Jennison Growth Portfolio -- Class A........    0.60%         0.00%        0.02%
Loomis Sayles Small Cap Core
 Portfolio -- Class A.......................    0.90%         0.00%        0.05%
Loomis Sayles Small Cap Growth
 Portfolio -- Class B.......................    0.90%         0.25%        0.05%
Met/Artisan Mid Cap Value Portfolio --
 Class A....................................    0.81%         0.00%        0.02%



                                               ACQUIRED     TOTAL                      NET TOTAL
                                              FUND FEES     ANNUAL      FEE WAIVER       ANNUAL
                                                 AND      OPERATING   AND/OR EXPENSE   OPERATING
ELIGIBLE FUND                                  EXPENSES    EXPENSES    REIMBURSEMENT    EXPENSES
-------------------------------------------- ----------- ----------- ---------------- -----------
Invesco Mid Cap Value Portfolio --
 Class B....................................   0.08%       1.03%     0.02%            1.01%
Invesco Small Cap Growth Portfolio --
 Class B....................................   0.00%       1.12%     0.02%            1.10%
Loomis Sayles Global Markets
 Portfolio -- Class B.......................   0.00%       1.03%       --             1.03%
Lord Abbett Bond Debenture
 Portfolio -- Class B.......................   0.00%       0.79%       --             0.79%
Met/Franklin Low Duration Total Return
 Portfolio -- Class B.......................   0.00%       0.80%     0.03%            0.77%
MFS(R) Research International
 Portfolio -- Class B.......................   0.00%       1.00%     0.06%            0.94%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class B.......................   0.00%       0.94%     0.01%            0.93%
Oppenheimer Global Equity Portfolio --
 Class B....................................   0.00%       1.00%     0.03%            0.97%
PIMCO Inflation Protected Bond
 Portfolio -- Class B.......................   0.00%       0.80%     0.00%            0.80%
PIMCO Total Return Portfolio -- Class B        0.00%       0.76%       --             0.76%
T. Rowe Price Mid Cap Growth
 Portfolio -- Class B.......................   0.00%       1.03%       --             1.03%
WMC Large Cap Research Portfolio --
 Class B....................................   0.00%       0.87%     0.05%            0.82%
METROPOLITAN SERIES FUND
Baillie Gifford International Stock
 Portfolio -- Class A.......................   0.00%       0.87%     0.12%            0.75%
Barclays Aggregate Bond Index
 Portfolio -- Class B.......................   0.00%       0.53%     0.01%            0.52%
BlackRock Bond Income Portfolio --
 Class A....................................   0.00%       0.35%     0.00%            0.35%
BlackRock Capital Appreciation
 Portfolio -- Class A.......................   0.00%       0.71%     0.01%            0.70%
BlackRock Large Cap Value Portfolio --
 Class E....................................   0.00%       0.80%     0.06%            0.74%
BlackRock Money Market Portfolio --
 Class A....................................   0.00%       0.35%     0.02%            0.33%
Frontier Mid Cap Growth Portfolio --
 Class B....................................   0.00%       1.00%     0.01%            0.99%
Jennison Growth Portfolio -- Class A........   0.00%       0.62%     0.07%            0.55%
Loomis Sayles Small Cap Core
 Portfolio -- Class A.......................   0.12%       1.07%     0.07%            1.00%
Loomis Sayles Small Cap Growth
 Portfolio -- Class B.......................   0.00%       1.20%     0.09%            1.11%
Met/Artisan Mid Cap Value Portfolio --
 Class A....................................   0.00%       0.83%       --             0.83%

                                                               DISTRIBUTION
                                                                  AND/OR
                                                  MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                         FEE      (12B-1) FEES   EXPENSES
------------------------------------------------ ------------ -------------- ----------
MetLife Mid Cap Stock Index
 Portfolio -- Class B...........................    0.25%         0.25%        0.05%
MetLife Stock Index Portfolio --
 Class B........................................    0.25%         0.25%        0.02%
MFS(R) Total Return Portfolio -- Class E........    0.55%         0.15%        0.04%
MFS(R) Value Portfolio -- Class A...............    0.70%         0.00%        0.02%
MSCI EAFE(R) Index Portfolio -- Class B             0.30%         0.25%        0.10%
Neuberger Berman Genesis Portfolio --
 Class A........................................    0.80%         0.00%        0.03%
Russell 2000(R) Index Portfolio --
 Class B........................................    0.25%         0.25%        0.06%
T. Rowe Price Large Cap Growth
 Portfolio -- Class B...........................    0.60%         0.25%        0.03%
T. Rowe Price Small Cap Growth
 Portfolio -- Class B...........................    0.48%         0.25%        0.04%
Western Asset Management Strategic
 Bond Opportunities Portfolio --
 Class A........................................    0.60%         0.00%        0.06%
Western Asset Management
 U.S. Government Portfolio -- Class A               0.47%         0.00%        0.02%
WMC Balanced Portfolio -- Class B...............    0.46%         0.25%        0.05%
WMC Core Equity Opportunities
 Portfolio -- Class A...........................    0.70%         0.00%        0.02%
MET INVESTORS SERIES TRUST--ASSET
 ALLOCATION PORTFOLIOS
American Funds(R) Balanced Allocation
 Portfolio -- Class C...........................    0.06%         0.55%        0.00%
American Funds(R) Growth Allocation
 Portfolio -- Class C...........................    0.06%         0.55%        0.01%
American Funds(R) Moderate Allocation
 Portfolio -- Class C...........................    0.06%         0.55%        0.01%
MetLife Asset Allocation 100
 Portfolio -- Class B...........................    0.07%         0.25%        0.01%
SSgA Growth and Income ETF
 Portfolio -- Class B...........................    0.30%         0.25%        0.01%
SSgA Growth ETF Portfolio -- Class B............    0.32%         0.25%        0.01%
METROPOLITAN SERIES FUND--ASSET
 ALLOCATION PORTFOLIOS - CLASS B
MetLife Asset Allocation 20 Portfolio...........    0.09%         0.25%        0.02%
MetLife Asset Allocation 40 Portfolio...........    0.07%         0.25%        0.01%
MetLife Asset Allocation 60 Portfolio...........    0.06%         0.25%        0.00%
MetLife Asset Allocation 80 Portfolio...........    0.06%         0.25%        0.01%



                                                   ACQUIRED     TOTAL                      NET TOTAL
                                                  FUND FEES     ANNUAL      FEE WAIVER       ANNUAL
                                                     AND      OPERATING   AND/OR EXPENSE   OPERATING
ELIGIBLE FUND                                      EXPENSES    EXPENSES    REIMBURSEMENT    EXPENSES
------------------------------------------------ ----------- ----------- ---------------- -----------
MetLife Mid Cap Stock Index
 Portfolio -- Class B...........................   0.02%       0.57%     0.00%            0.57%
MetLife Stock Index Portfolio --
 Class B........................................   0.00%       0.52%     0.01%            0.51%
MFS(R) Total Return Portfolio -- Class E........   0.00%       0.74%       --             0.74%
MFS(R) Value Portfolio -- Class A...............   0.00%       0.72%     0.14%            0.58%
MSCI EAFE(R) Index Portfolio -- Class B            0.01%       0.66%     0.00%            0.66%
Neuberger Berman Genesis Portfolio --
 Class A........................................   0.00%       0.83%     0.01%            0.82%
Russell 2000(R) Index Portfolio --
 Class B........................................   0.11%       0.67%     0.00%            0.67%
T. Rowe Price Large Cap Growth
 Portfolio -- Class B...........................   0.00%       0.88%     0.01%            0.87%
T. Rowe Price Small Cap Growth
 Portfolio -- Class B...........................   0.00%       0.77%       --             0.77%
Western Asset Management Strategic
 Bond Opportunities Portfolio --
 Class A........................................   0.00%       0.66%     0.04%            0.62%
Western Asset Management
 U.S. Government Portfolio -- Class A              0.00%       0.49%     0.01%            0.48%
WMC Balanced Portfolio -- Class B...............   0.00%       0.76%     0.00%            0.76%
WMC Core Equity Opportunities
 Portfolio -- Class A...........................   0.00%       0.72%     0.11%            0.61%
MET INVESTORS SERIES TRUST--ASSET
 ALLOCATION PORTFOLIOS
American Funds(R) Balanced Allocation
 Portfolio -- Class C...........................   0.42%       1.03%       --             1.03%
American Funds(R) Growth Allocation
 Portfolio -- Class C...........................   0.43%       1.05%       --             1.05%
American Funds(R) Moderate Allocation
 Portfolio -- Class C...........................   0.40%       1.02%       --             1.02%
MetLife Asset Allocation 100
 Portfolio -- Class B...........................   0.70%       1.03%       --             1.03%
SSgA Growth and Income ETF
 Portfolio -- Class B...........................   0.23%       0.79%       --             0.79%
SSgA Growth ETF Portfolio -- Class B............   0.25%       0.83%       --             0.83%
METROPOLITAN SERIES FUND--ASSET
 ALLOCATION PORTFOLIOS - CLASS B
MetLife Asset Allocation 20 Portfolio...........   0.52%       0.88%     0.01%            0.87%
MetLife Asset Allocation 40 Portfolio...........   0.57%       0.90%       --             0.90%
MetLife Asset Allocation 60 Portfolio...........   0.62%       0.93%       --             0.93%
MetLife Asset Allocation 80 Portfolio...........   0.66%       0.98%       --             0.98%



     The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.

     Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


EXAMPLE

     The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Eligible Fund fees and expenses.(1)

     The Example assumes that you invest $10,000 in a Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable contingent deferred sales charges deducted) at the end of the applicable time period:



                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 --------   ---------   ---------   ---------
  (a).........     $932      $1,360      $1,797      $3,144
  (b).........     $848      $1,106      $1,363      $2,245


     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no contingent deferred sales charges would be deducted(2)):



                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 --------   ---------   ---------   ---------
  (a).........     $288        $881      $1,497      $3,144
  (b).........     $200        $614      $1,050      $2,245


     PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REFLECT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.
----------
NOTES:


(1) The example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). In these examples, the average Administration Contract Charge of 0.07% has been used. (See Note
      (1) to the Variable Account Accrual Expenses table.)


(2) If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (See "Contingent Deferred Sales Charge" and "Annuity Options" for more information.)
--------------------------------------------------------------------------------
Condensed financial information containing the Accumulation Unit Value history appears at the end of this prospectus (see "ACCUMULATION UNIT VALUES").


                                  THE COMPANY

     We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states and the District of Columbia. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), an insurance company whose principal office is 1095 Avenue of the Americas, New York, New York 10036. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the

"Company") and changed its domicile from the State of Delaware to The Commonwealth of Massachusetts. The Company is located at One Financial Center, Boston, Massachusetts 02111.



                              THE VARIABLE ACCOUNT

     We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

     The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

     We allocate your purchase payments to the sub-accounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected subaccounts invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

     We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Variable Account. Any such amount that exceeds the assets in the Variable Account is paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. The Company is regulated as an insurance company under state law, which includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

     The investment advisers to certain of the Eligible Funds offered with the Contracts or with other variable annuity contracts issued through the Variable Account may be regulated as Commodity Pool Operators. While we do not concede that the Variable Account is a commodity pool, we have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act (CEA), and are not subject to registration or regulation as a pool operator under the CEA.


INVESTMENTS OF THE VARIABLE ACCOUNT


     We will allocate your purchase payments to the sub-accounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among no more than twenty Accounts (including the Fixed Account) at any one time. We reserve the right to add or remove Eligible Funds from time to time. (See "Substitution of Investments.")


     Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same sub-adviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same sub-adviser.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

     An investment adviser (other than our affiliate MetLife Advisers) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the

Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Contract Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

     Additionally, an investment adviser (other than our affiliate MetLife Advisers) or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" and "DISTRIBUTION OF THE CONTRACTS.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

     We select the Eligible Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Eligible Funds.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "DISTRIBUTION OF THE CONTRACTS.")

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

     You will find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus. You can obtain copies of the Eligible Fund prospectuses by calling us at 1-800-777-5897. You can also get information about the Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

ELIGIBLE FUND                           INVESTMENT OBJECTIVE                      INVESTMENT ADVISER/SUBADVISER
-------------------------------------   ---------------------------------------   -----------------------------------------
AMERICAN FUNDS INSURANCE
 SERIES(R) -- CLASS 2
American Funds Bond Fund                Seeks as high a level of current          Capital Research and Management
                                        income as is consistent with the          Company
                                        preservation of capital.
American Funds Global Small             Seeks long-term growth of capital.        Capital Research and Management
 Capitalization Fund                                                              Company
American Funds Growth Fund              Seeks growth of capital.                  Capital Research and Management
                                                                                  Company
American Funds Growth-Income            Seeks long-term growth of capital         Capital Research and Management
 Fund                                   and income.                               Company
MET INVESTORS SERIES TRUST
American Funds(R) Balanced              Seeks a balance between a high            MetLife Advisers, LLC
 Allocation Portfolio -- Class C        level of current income and growth
                                        of capital, with a greater emphasis
                                        on growth of capital.
American Funds(R) Growth Allocation     Seeks growth of capital.                  MetLife Advisers, LLC
 Portfolio -- Class C
American Funds(R) Moderate              Seeks a high total return in the form     MetLife Advisers, LLC
 Allocation Portfolio -- Class C        of income and growth of capital, with
                                        a greater emphasis on income.
Clarion Global Real Estate              Seeks total return through                MetLife Advisers, LLC
 Portfolio -- Class B                   investment in real estate securities,     Subadviser: CBRE Clarion Securities LLC
                                        emphasizing both capital
                                        appreciation and current income.
ClearBridge Aggressive Growth           Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: ClearBridge Investments, LLC
Harris Oakmark International            Seeks long-term capital                   MetLife Advisers, LLC
 Portfolio -- Class E                   appreciation.                             Subadviser: Harris Associates L.P.
Invesco Mid Cap Value Portfolio --      Seeks high total return by investing      MetLife Advisers, LLC
 Class B                                in equity securities of mid-sized         Subadviser: Invesco Advisers, Inc.
 (formerly Lord Abbett Mid Cap          companies.                                (formerly Lord, Abbett & Co. LLC)
 Value Portfolio)
Invesco Small Cap Growth                Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: Invesco Advisers, Inc.
Loomis Sayles Global Markets            Seeks high total investment return        MetLife Advisers, LLC
 Portfolio -- Class B                   through a combination of capital          Subadviser: Loomis, Sayles & Company,
                                        appreciation and income.                  L.P.
Lord Abbett Bond Debenture              Seeks high current income and the         MetLife Advisers, LLC
 Portfolio -- Class B                   opportunity for capital appreciation      Subadviser: Lord, Abbett & Co. LLC
                                        to produce a high total return.
Met/Franklin Low Duration Total         Seeks a high level of current income,     MetLife Advisers, LLC
 Return Portfolio -- Class B            while seeking preservation of             Subadviser: Franklin Advisers, Inc.
                                        shareholders' capital.
MetLife Asset Allocation 100            Seeks growth of capital.                  MetLife Advisers, LLC
 Portfolio -- Class B
 (formerly MetLife Aggressive
 Strategy Portfolio)

ELIGIBLE FUND                            INVESTMENT OBJECTIVE                     INVESTMENT ADVISER/SUBADVISER
--------------------------------------   --------------------------------------   -------------------------------------------
MFS(R) Research International            Seeks capital appreciation.              MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: Massachusetts Financial
                                                                                  Services Company
Morgan Stanley Mid Cap Growth            Seeks capital appreciation.              MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: Morgan Stanley Investment
                                                                                  Management Inc.
Oppenheimer Global Equity                Seeks capital appreciation.              MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond           Seeks maximum real return,               MetLife Advisers, LLC
 Portfolio -- Class B                    consistent with preservation of          Subadviser: Pacific Investment
                                         capital and prudent investment           Management Company LLC
                                         management.
PIMCO Total Return Portfolio --          Seeks maximum total return,              MetLife Advisers, LLC
 Class B                                 consistent with the preservation of      Subadviser: Pacific Investment
                                         capital and prudent investment           Management Company LLC
                                         management.
SSgA Growth and Income ETF               Seeks growth of capital and income.      MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: SSgA Funds Management, Inc.
SSgA Growth ETF Portfolio --             Seeks growth of capital.                 MetLife Advisers, LLC
 Class B                                                                          Subadviser: SSgA Funds Management, Inc.
T. Rowe Price Mid Cap Growth             Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: T. Rowe Price Associates, Inc.
WMC Large Cap Research                   Seeks long-term capital                  MetLife Advisers, LLC
 Portfolio -- Class B                    appreciation.                            Subadviser: Wellington Management
 (formerly BlackRock Large Cap                                                    Company, LLP
 Core Portfolio)                                                                  (formerly BlackRock Advisors, LLC)
METROPOLITAN SERIES FUND
Baillie Gifford International Stock      Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: Baillie Gifford Overseas
                                                                                  Limited
Barclays Aggregate Bond Index            Seeks to track the performance of        MetLife Advisers, LLC
 Portfolio -- Class B                    the Barclays U.S. Aggregate Bond         Subadviser: MetLife Investment
                                         Index.                                   Management, LLC
BlackRock Bond Income Portfolio --       Seeks a competitive total return         MetLife Advisers, LLC
 Class A                                 primarily from investing in              Subadviser: BlackRock Advisors, LLC
                                         fixed-income securities.
BlackRock Capital Appreciation           Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value                Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio -- Class E                                                             Subadviser: BlackRock Advisors, LLC
BlackRock Money Market                   Seeks a high level of current income     MetLife Advisers, LLC
 Portfolio -- Class A                    consistent with preservation of          Subadviser: BlackRock Advisors, LLC
                                         capital.
Frontier Mid Cap Growth Portfolio --     Seeks maximum capital                    MetLife Advisers, LLC
 Class B                                 appreciation.                            Subadviser: Frontier Capital Management
                                                                                  Company, LLC
Jennison Growth Portfolio -- Class A     Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                  Subadviser: Jennison Associates LLC

ELIGIBLE FUND                          INVESTMENT OBJECTIVE                       INVESTMENT ADVISER/SUBADVISER
------------------------------------   ----------------------------------------   -------------------------------------------
Loomis Sayles Small Cap Core           Seeks long-term capital growth from        MetLife Advisers, LLC
 Portfolio -- Class A                  investments in common stocks or            Subadviser: Loomis, Sayles & Company,
                                       other equity securities.                   L.P.
Loomis Sayles Small Cap Growth         Seeks long-term capital growth.            MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: Loomis, Sayles & Company,
                                                                                  L.P.
Met/Artisan Mid Cap Value              Seeks long-term capital growth.            MetLife Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: Artisan Partners Limited
                                                                                  Partnership
MetLife Asset Allocation 20            Seeks a high level of current income,      MetLife Advisers, LLC
 Portfolio -- Class B                  with growth of capital as a
 (formerly MetLife Conservative        secondary objective.
 Allocation Portfolio)
MetLife Asset Allocation 40            Seeks high total return in the form of     MetLife Advisers, LLC
 Portfolio -- Class B                  income and growth of capital, with a
 (formerly MetLife Conservative to     greater emphasis on income.
 Moderate Allocation Portfolio)
MetLife Asset Allocation 60            Seeks a balance between a high             MetLife Advisers, LLC
 Portfolio -- Class B                  level of current income and growth
 (formerly MetLife Moderate            of capital, with a greater emphasis
 Allocation Portfolio)                 on growth of capital.
MetLife Asset Allocation 80            Seeks growth of capital.                   MetLife Advisers, LLC
 Portfolio -- Class B
 (formerly MetLife Moderate to
 Aggressive Allocation Portfolio)
MetLife Mid Cap Stock Index            Seeks to track the performance of          MetLife Advisers, LLC
 Portfolio -- Class B                  the Standard & Poor's MidCap 400(R)        Subadviser: MetLife Investment
                                       Composite Stock Price Index.               Management, LLC
MetLife Stock Index Portfolio --       Seeks to track the performance of          MetLife Advisers, LLC
 Class B                               the Standard & Poor's 500(R)               Subadviser: MetLife Investment
                                       Composite Stock Price Index.               Management, LLC
MFS(R) Total Return Portfolio --       Seeks a favorable total return             MetLife Advisers, LLC
 Class E                               through investment in a diversified        Subadviser: Massachusetts Financial
                                       portfolio.                                 Services Company
MFS(R) Value Portfolio -- Class A      Seeks capital appreciation.                MetLife Advisers, LLC
                                                                                  Subadviser: Massachusetts Financial
                                                                                  Services Company
MSCI EAFE(R) Index Portfolio --        Seeks to track the performance of          MetLife Advisers, LLC
 Class B                               the MSCI EAFE(R) Index.                    Subadviser: MetLife Investment
                                                                                  Management, LLC
Neuberger Berman Genesis               Seeks high total return, consisting        MetLife Advisers, LLC
 Portfolio -- Class A                  principally of capital appreciation.       Subadviser: Neuberger Berman
                                                                                  Management LLC
Russell 2000(R) Index Portfolio --     Seeks to track the performance of          MetLife Advisers, LLC
 Class B                               the Russell 2000(R) Index.                 Subadviser: MetLife Investment
                                                                                  Management, LLC
T. Rowe Price Large Cap Growth         Seeks long-term growth of capital.         MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: T. Rowe Price Associates, Inc.

ELIGIBLE FUND                         INVESTMENT OBJECTIVE                      INVESTMENT ADVISER/SUBADVISER
-----------------------------------   ---------------------------------------   -------------------------------------------
T. Rowe Price Small Cap Growth        Seeks long-term capital growth.           MetLife Advisers, LLC
 Portfolio -- Class B                                                           Subadviser: T. Rowe Price Associates, Inc.
Western Asset Management              Seeks to maximize total return            MetLife Advisers, LLC
 Strategic Bond Opportunities         consistent with preservation of           Subadviser: Western Asset Management
 Portfolio -- Class A                 capital.                                  Company
Western Asset Management              Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio --         consistent with preservation of           Subadviser: Western Asset Management
 Class A                              capital and maintenance of liquidity.     Company
WMC Balanced Portfolio -- Class B     Seeks long-term capital appreciation      MetLife Advisers, LLC
 (formerly BlackRock Diversified      with some current income.                 Subadviser: Wellington Management
 Portfolio)                                                                     Company, LLP
                                                                                (formerly BlackRock Advisors, LLC)
WMC Core Equity Opportunities         Seeks to provide a growing stream         MetLife Advisers, LLC
 Portfolio -- Class A                 of income over time and,                  Subadviser: Wellington Management
 (formerly Davis Venture Value        secondarily, long-term capital            Company, LLP
 Portfolio)                           appreciation and current income.          (formerly Davis Selected Advisers, L.P.)



SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. Shares classes of the Eligible Funds are listed in the Annual Eligible Fund Operating Expenses table.


     Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.


SUBSTITUTION OF INVESTMENTS

     If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both, for some or all classes of Contracts. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments.


                                 THE CONTRACTS


PURCHASE PAYMENTS

     Currently, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250. The following exceptions may apply.

   o When the Contract is bought as part of an individual retirement account under Section 408(a) of the Internal Revenue Code (the "Code") or individual retirement annuity under Section 408(b) of the Code (both referred to as "IRAs"), or a Roth IRA under Section 408A of the Code ("Roth IRA"), if you choose to have monthly purchase payments withdrawn from your financial institution account by debit authorization, we will accept a monthly minimum of $100 in lieu of a single $2,000 initial purchase payment.

   o For Contracts bought as part of other types of retirement plans qualifying for tax-benefited treatment under the Code, we will accept monthly purchase payments as low as $50 per month if payments are made through a group billing arrangement (also known as a "list bill" arrangement).

   o For all other Contracts, we will accept monthly purchase payments as low as $100 per month if they are made through our automated payment program. If you would like to exchange a New England Variable Fund I ("Fund I"), New England Retirement Investment Account ("Preference") or New England Variable Account ("Zenith Accumulator") contract for a Contract, we may waive the minimum initial and subsequent purchase payment amounts to correspond with the old contract. (For more information on exchanges, see Appendix D.)

   o We reserve the right to refuse purchase payments made via personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be filled. (See "Access To Your Money.")

   o If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

     We will not accept purchase payments made with cash, money orders or travelers checks.

     We will accept a different amount than what is described above if required by federal tax law. We may limit initial or subsequent purchase payments made under a Contract. Currently, we may refuse any initial or subsequent purchase payment that would cause your Contract Value, including the value of all other Contracts you may own with us, to exceed $1,000,000. We reserve the right to not accept an initial or subsequent purchase payment that would cause your Contract Value, including the value of all other contracts you may own with us, to exceed $5,000,000.

     NO SUBSEQUENT PURCHASE PAYMENTS MAY BE MADE: (1) WITHIN SEVEN YEARS PRIOR TO THE CONTRACT'S MATURITY DATE; OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED IN AN INDIVIDUAL CAPACITY) REACHES AGE 88 (AGE 83 IN NEW YORK). FOR JOINT CONTRACT OWNERS, YOU MAY NOT MAKE A PURCHASE PAYMENT AFTER THE OLDER CONTRACT OWNER REACHES AGE 86 (AGE 83 IN NEW YORK).

     If your Contract was issued as a Qualified Contract under Section 403(b) of the Code (also called a "tax sheltered annuity" or "TSA") in a "90-24 transfer" completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if this process is not completed within five business days unless you agree otherwise. We reserve the right to reject any application.


TRANSFER PRIVILEGE

     We reserve the right to limit the number of transfers during the accumulation and/or income periods. We also reserve the right to refuse transfers to the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate. We will notify you, in advance, if we change the above transfer provisions.

     Special rules apply to transfers involving the Fixed Account. We limit
                                                                   --------
transfers out of the Fixed Account as to amount. Currently we are not imposing
-------------------------------------------------
these restrictions but we have the right to reimpose them at any time. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. See "The Fixed Account" and the Statement of Additional Information.

     RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Contract Owners to transfer Contract Value may dilute the value of the shares of an Eligible Fund (or "portfolio") if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Global Small Capitalization Fund, Baillie Gifford International Stock Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Invesco Small Cap Growth Portfolio, Loomis Sayles Global Markets Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS(R) Research International Portfolio, MSCI EAFE(R) Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, and Western Asset Management Strategic Bond Opportunities Portfolio), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). In addition, as described below, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER ELIGIBLE FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

     As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30- day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the Contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent transfer policies established by the Eligible Fund.

     In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.


     RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



REQUESTS AND ELECTIONS

     We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our designated Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

     Subject to our restrictions on frequent or larger transfers, requests for sub-account transfers, address changes or reallocation of future purchase payments may be made:

   o By telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

   o Through your Registered Representative

   o In writing to New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594, or

   o By fax (515) 457-4301.

   o For transfer or reallocation of future purchase payments, by Internet at http://www.metlife.com

     If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay (such as any delay in answering your telephone call), we will treat your request as having been received on the following business day.

     We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for additional information.

     All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal over the telephone or by fax, which may be subject to certain limitations. We may stop offering telephone or fax transactions at any time in our sole discretion.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your request in writing to the Company's Annuity Administrative Office as described above.

     A recording of daily unit values is available by calling 1-800-333-2501.

     We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, Internet or fax are genuine. However, because telephone transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you. Any telephone, Internet or fax instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, Internet or fax are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

     A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions about a form or request, you should contact us or your sales representative before submitting the form or request.

     All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.


                                ANNUITY PAYMENTS


ELECTION OF ANNUITY

     The annuity period begins at the Maturity Date (or earlier if you surrender the Contract) and provides for payments to be made to the Payee. You may apply your contract value to one of the payment options listed below (or a comparable fixed option). By the time the older of the Contract Owner or Annuitant reaches age 95 (age 90 or ten years after issue of your Contract in New York State), and if you do not either elect to extend the maturity date on the Contract, select a pay-out option or withdraw your entire Contract Value, and your Contract was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10 year guarantee.

     We base the Maturity Date of your Contract on the older of the Contract Owner(s) and the Annuitant. The Maturity Date is the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law). If your Contract is acquired pursuant to an exchange from an old contract (see "The Contracts--Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract. You may not change the Maturity Date to an earlier date. We may allow you to extend your Maturity Date (subject to restrictions in your state and our established administrative procedures).

     Please be aware that once your Contract is annuitized, you are ineligible to receive the death benefit.

     If you and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the Contract will continue for the benefit of the Contingent Annuitant. We will reset the Maturity Date if necessary, based on the age of the older Contract Owner.

     You may not change the ownership of your Contract without our consent. If you change ownership, we may require a change in the Maturity Date, based on the new Contract Owner's age. We will base the new Maturity Date on the older of the new Contract Owner and the Annuitant. The new Maturity Date will be the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

     Unless you elect another option, variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. Any Contract Value in the Fixed Account will be applied to provide fixed, not variable, payments. You can change this annuity payment option at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "Administration Charges, Contingent Deferred Sales Charge and Other Deductions") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, and the age and sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA or where required by state law, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity rates, the annuity rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued. You may choose to have annuity payments made on a monthly, quarterly, semi-annual, or annual frequency. (See "Amount of Variable Annuity Payments.")

     Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.


ANNUITY OPTIONS

     There are several annuity payment options. You may select one of the payment options prior to the Maturity Date, at full or partial surrender, or when death proceeds are payable. (Some options are not available for death proceeds.)

     For a description of the tax consequences of full and partial annuitization, see "FEDERAL INCOME TAX CONSIDERATIONS".

     You select an annuity payment option by written request to us at our Annuity Administrative Office and subject to any applicable federal tax law restrictions.

     If more than one frequency is permitted under your Contract, choosing less frequent payments will result in each annuity payment being larger. Annuity payment options that guarantee that payments will be made for a certain number of years regardless of whether the Payee or Payees are alive (such as the Variable Income for a Specified Number of Years, Variable Life Income with Period Certain, the Variable Income Payments to Age 100, or the Joint and Survivor Variable Life Income, 10 Years Certain options, listed below) result in annuity payments that are smaller than annuity payment options without such a guarantee (such as the Variable Life Income, Joint and Survivor Variable Life Income or the Joint and 2/3 to Survivor Variable Life Income options, listed below).

       The Contract offers the variable annuity payment options listed below.

       Variable Income for a Specified Number of Years. We will make variable payments for the number of years elected, which may not be more than 30 except with our consent. THIS OPTION CANNOT BE FOR DEATH PROCEEDS.

       Variable Life Income. We will make variable payments which will continue: while the Payee is living*; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

       Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

       Variable Life Income for Two Lives. We will make variable payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years
    Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.


     Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option. Any Contract value in the Fixed Account will be applied to provide fixed, not variable, payments.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.


     You may withdraw the commuted value of the payments remaining under a variable period certain option (such as the Variable Income for a Specified Number of Years Option). You may not commute a fixed period certain option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining payments. For variable income payment options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract. (See "Amount of Annuity Payments".) For fixed income payment options, the calculation of the commuted value will be done using the then current annuity purchase rates.

     Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:


   o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.



   o The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.


   o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

     A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     See the section entitled "ASSET-BASED INSURANCE CHARGES, WITHDRAWAL AND OTHER DEDUCTIONS" to find out whether a Withdrawal Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.


----------

* It is possible under this option to receive only one variable annuity payment if the Payee dies (or Payees die) before the due date of the second payment or to receive only two variable annuity payments if the Payee dies (or Payees die) before the due date of the third payment, and so on.

     The availability of certain annuity payment options may be restricted on account of Company policy and federal tax law, which among other things, may restrict payment to the life expectancy of the payee and/or may limit the choice of percentage reduction in payments under a joint and survivor option. In addition, these federal tax rules may also limit the use in qualified contracts of annuity payment options that contain a commutation feature because, among other things, income payments must be made at least annually to avoid a 50% excise tax. Accordingly, we reserve the right to restrict the availability under qualified contracts of annuity payment options with commutation features and/or limit the amount that may be withdrawn under such features.


     See the section entitled "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" to find out whether a Contingent Deferred Sales Charge applies when you annuitize or withdraw the commuted value of any payments certain.


     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

     The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law, which among other things, may restrict payment to the life expectancy of the payee.

     We continue to assess the Mortality and Expense Risk Charge and the Administrative Asset Charge if annuity payments are made under any variable annuity payment option (either before or after the Maturity Date), including an option not involving a life contingency and under which we bear no mortality risk.


AMOUNT OF VARIABLE ANNUITY PAYMENTS

     At the Maturity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, administration contract, and contingent deferred sales charges and by any outstanding loan plus accrued interest) is applied toward the purchase of annuity payments. We determine the amount of monthly variable annuity payments on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected.

     The Fixed Account is not available under variable payment options. Current annuity purchase rates may be changed by us periodically, and we will apply them prospectively on a non-discriminatory basis.

     We calculate the initial payment using the assumed investment return you select. The amount of each payment after the initial payment will depend on how the subaccounts perform, relative to the assumed investment return. If the actual net investment return (annualized) exceeds your assumed investment return, the payment will increase. Conversely, if the actual return is less than your assumed investment return, the annuity payment will decrease.

     When selecting an assumed investment return, you should keep in mind that a lower assumed investment return will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Eligible Funds. On the other hand, a higher assumed investment return will result in a higher initial payment than a lower assumed investment return, but later payments will rise more slowly or fall more rapidly. You may select an assumed investment return of 3.5% or, if allowed by applicable law or regulation, 5%. If you do not choose an assume investment return, we will use 3.5%.

     For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.


                 RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

       1. Plans qualified under Section 401(a) or 403(a) ("Qualified Plans") of the Internal Revenue Code (the "Code");

       2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA;

       3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997;

       4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

       5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including federal employees ("Governmental Plans").

     An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and federal tax aspects of such plans. In particular, the Contract is not intended for use with annuity purchase plans adopted by public schools and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should not be purchased for use with such plans. The Contract previously may have been available for use in TSA Plans funded by transfers from existing 403(b) plans (so-called "90-24 transfers") and which are not otherwise subject to ERISA. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.") The Company may make the Contract available for use with
Section 401(k) plans.

     For any tax qualified account (e.g. 401(k) plan or IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

     A summary of the federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "Federal Income Tax Considerations--Taxation of Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

     In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

     Because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a Qualified Contract.


                       FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

     Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate (15% in 2006) applicable to long-term capital gains and qualifying dividends.

     Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets.


TAXATION OF NON-QUALIFIED CONTRACTS

     Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

     Naming a non-natural person, such as a trust or estate, as a designated beneficiary may eliminate the ability to stretch the payment over an individual's life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code.

     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.


     It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.



     Penalty Tax on Certain Withdrawals. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:


   o made on or after the taxpayer reaches age 59 1/2;


   o made on or after the death of an Owner;

   o attributable to the taxpayer's becoming disabled;

   o made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

   o under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

     Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Once the investment in the Contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

     Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

     In general, the amount of each payment under a variable annuity payment option that can be excluded from Federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

     The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.

     Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner's death (or the primary annuitant's death where the owner is not a natural person) or over the designated beneficiary's life (or over a period no longer than the beneficiary's remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner's death (or of a primary annuitant's death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.


     Caution: We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract. At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is used to convert to income payments. Consult your tax attorney prior to partially annuitizing your Contract.


     Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.


     Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

     The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.

     3.8% Tax on Net Investment Income. Federal law imposes a 3.8% Medicare tax on the lesser of


       (1) the taxpayer's "net investment income," (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), or

       (2) the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

     "Net investment income" in Item 1 does not include distributions from tax-qualified plans (i.e., arrangements described in IRC
(section)(section)401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2.


     You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.


     Partial Annuitization. Starting in 2011, if your Contract allows and you elect to apply less than the entire Contract Value to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser prior to electing partial annuitization of your Contract.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as "Payment on Death Prior to Annuitization" in your prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

     Transfers, Assignments or Exchanges of a Contract. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

     Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts. The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.

     Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."


TAXATION OF QUALIFIED CONTRACTS

     The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

     Withdrawals. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.

     Individual Retirement Accounts (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2014, $5,500 plus, for Owner's age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) Contract Value or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. THE INTERNAL REVENUE SERVICE HAS APPROVED THE FORMS OF THE IRA AND SIMPLE IRA ENDORSEMENTS WHEN USED WITH THE CONTRACT AND ITS RIDERS. PLEASE BE AWARE THAT THE IRA OR SIMPLE IRA CONTRACT ISSUED TO YOU MAY DIFFER FROM THE FORM OF THE TRADITIONAL IRA OR SIMPLE IRA APPROVED BY THE IRS BECAUSE OF SEVERAL FACTORS SUCH AS DIFFERENT RIDERS AND STATE INSURANCE REQUIREMENTS. ADDITIONALLY, SUCH APPROVAL AS TO THE FORM OF THE CONTRACT BY THE IRS DOES NOT CONSTITUTE ANY APPROVAL OR ENDORSEMENT AS TO THE INVESTMENT PROGRAM THEREUNDER.

     SIMPLE IRA's permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $12,000 for 2014. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

     Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


     Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract has an enhanced death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.


     Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of
(1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties under new IRS regulations affecting 403(b) plans and arrangements.


     Under IRS regulations adopted in 2007, employers must meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax-deferred status under 403(b). These regulations were generally effective January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax-deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.

     In consideration of these regulations, the Contract is no longer available for purchase as a transfer. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.

     Death Benefits. For Contracts purchased in connection with Qualified Plans under Section 401(a) or TSA Plans under Section 403(b), certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in certain pension or profit-sharing plans. Because the death benefit in certain cases may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

     Eligible Section 457(b) Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer (which must be a tax-exempt entity under Section 501(c) of the Code). In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

     Loans. If your Qualified Plan or TSA Plan Contract permits loans, the amount of such loans, the repayment terms and the treatment of defaults are subject to limitations and rules under Section 72(p) of the Code and the regulations thereunder. The terms of your loan will be governed by your loan agreement and the requirements of the tax law (and ERISA, where applicable). Failure to satisfy these requirements will result in adverse tax consequences. Consult your tax adviser prior to applying for a loan.

     Required Minimum Distributions ("RMDs"). Qualified Contracts (including Contracts issued under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

     Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value, as well as all living benefits) must be added to the Contract Value in computing the amount required to be distributed over the applicable period.

     The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax advisor to determine whether your variable income annuity will satisfy these rules for your own situation.


     Suspension of Minimum Distribution Rules during 2009. For RMDs following the death of the Owner or Annuitant of a Qualified Contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a Contract Owner who died in 2009, the five-year period would end in 2015 instead of 2014. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.


     Other Tax Issues. Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

     Tax Credits and Deductions. We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

     Commutation Features Under Annuity Payment Options. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by the Company. The exercise of the commutation feature also may result in adverse tax consequences including:


   o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.



   o The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.


   o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

     See also the discussion of commutation features under "Annuity Payments." A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

     Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

     Puerto Rico Tax Considerations. The Puerto Rico Internal Revenue Code of 2011 (the "2011 P.R. Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 P.R. Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 P.R. Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 P.R. Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with your tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.


                                 VOTING RIGHTS

     We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

     Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a sub-account and the total number of votes attributable to the sub-account. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the sub-account. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that sub-account for all policies or contracts for which we have received voting instructions.

     We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

     The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote.


                         DISTRIBUTION OF THE CONTRACTS


     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution and sale of the Contracts. Prior to April 28, 2014, New England Securities Corporation was the distributor of the Contracts. Distributor's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. Distributor offers the Contracts through its sales representatives. Distributor may also enter into selling agreements with other affiliated broker-dealers ("selling firms") for the sale of the Contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. We pay commissions to Distributor for sales of the Contracts by its sales representatives, as well as selling firms. Each of the Eligible Funds make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see "Fee Table--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses). These payments range from 0.15% to 0.55% of Variable Account assets invested in a particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. Additionally, we pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all amounts allocated to the American Funds Bond Fund, American Funds Growth Fund, the American Funds Growth-Income Fund, American Funds Global Small Capitalization Fund, American Funds Balanced Allocation Portfolio, American Funds Moderate Allocation Portfolio, and the American Funds Growth Allocation Portfolio for the services it provides in marketing the Funds' shares in connection with the Contract.


     Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Contract over similar products issued by non-affiliates.

     With respect to the Contract, the gross dealer concession is up to 7.50% of each purchase payment, and, starting as early as the second Contract Year, is up to 1.14% of the Contract Value each year the Contract is in force. We do not currently but reserve the right to pay lower gross dealer concession on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of gross dealer concession may be returned if the Contract is not continued through the first Contract Year. Gross dealer concession may also be paid if the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force.

     Distributor also makes payments for the sale of the Contracts to the Managing Partner who supervises the sales representative. Payments to the Managing Partners vary and depend on a number of factors, including sales of proprietary products, the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency. Because the sales made by the representatives they supervise are a factor in determining Managing Partners' compensation, they also have an incentive to favor the sales of proprietary products. Managing Partners may pay a portion of their cash compensation to their sales representatives.

     Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for additional cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this additional compensation is based on the amount of proprietary products sold. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain agent status with us and in order to be eligible for most of the cash compensation described above.

     Sales representatives and their managers are also eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Contract is sold. This amount is part of the total compensation paid for the sale of the Contract.

     Receipt of the cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

     The commissions payable for Contract sales by selling firms will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. Sales representatives and their managers are also eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms.

     A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

     Commissions and other incentives or payments described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.


     We and Distributor may also enter into preferred distribution arrangements with certain affiliated selling firms such as MetLife Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.



                               THE FIXED ACCOUNT

     You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an annual rate that will not be less than the greater of 1.0% or the minimum rate required by your state.

     We limit the amount of Contract Value which you may transfer from the Fixed Account, except with our consent to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or
(ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year. Currently, we are not imposing these restrictions but we have the right to reimpose them at any time. These limits also do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. Amounts you transfer to the sub-accounts from the Fixed Account will be on a "last-in, first-out" basis; that is, they will be made in the reverse order in which you made deposits into the Fixed Account. Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time. We reserve the right to restrict purchase payments and transfers to the Fixed Account. You should be aware that it may take a while (even if you make no additional purchase payments or transfers into the Fixed Account) to make a complete transfer of your balance from the Fixed Account if transfer restrictions are imposed. It is important to consider when deciding to invest in the Fixed Account whether the transfer restrictions fit your risk tolerance and time horizon. See the Statement of Additional Information.


                               LEGAL PROCEEDINGS

     In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/ or material settlement payments have been made.


     It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of NELICO to meet its obligations under the Contracts.



                              FINANCIAL STATEMENTS


     Financial statements for the New England Variable Annuity Separate Account, New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to MetLife Investors Distribution Company at 1095 Avenue of the Americas, New York, New York 10036, telephoning 1-800-356-5015 or visiting our website at www.metlife.com.

                            ACCUMULATION UNIT VALUES

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION

     Set forth below are accumulation unit values through December 31, 2013 for each Sub-Account of the New England Variable Annuity Separate Account.




                                                                                      AUV AT
                                                                                   BEGINNING OF        AUV AT         ACCUM UNITS
                                                                                      PERIOD      ENDING OF PERIOD   END OF PERIOD
                                                                                  -------------- ------------------ --------------
AGSI
 American Funds(R) Balanced Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008......................................................    10.008520         7.014083              0
   01/01/2009 to 12/31/2009......................................................     7.014083         8.949403             24
   01/01/2010 to 12/31/2010......................................................     8.949403         9.903175             24
   01/01/2011 to 12/31/2011......................................................     9.903175         9.562791              8
   01/01/2012 to 12/31/2012......................................................     9.562791        10.710217             13
   01/01/2013 to 12/31/2013......................................................    10.710217        12.524836             15
 American Funds(R) Growth Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008......................................................     9.998521         6.362008              0
   01/01/2009 to 12/31/2009......................................................     6.362008         8.413264              6
   01/01/2010 to 12/31/2010......................................................     8.413264         9.419662              6
   01/01/2011 to 12/31/2011......................................................     9.419662         8.853752              6
   01/01/2012 to 12/31/2012......................................................     8.853752        10.145787              6
   01/01/2013 to 12/31/2013......................................................    10.145787        12.523027              5
 American Funds(R) Moderate Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008......................................................    10.018520         7.688026             28
   01/01/2009 to 12/31/2009......................................................     7.688026         9.359536             28
   01/01/2010 to 12/31/2010......................................................     9.359536        10.148870              8
   01/01/2011 to 12/31/2011......................................................    10.148870        10.032209             16
   01/01/2012 to 12/31/2012......................................................    10.032209        10.969741             18
   01/01/2013 to 12/31/2013......................................................    10.969741        12.285930             13
 Baillie Gifford International Stock Sub-Account (Class A)
   01/01/2004 to 12/31/2004......................................................     1.203392         1.403215         11,323
   01/01/2005 to 12/31/2005......................................................     1.403215         1.633696          9,164
   01/01/2006 to 12/31/2006......................................................     1.633696         1.877631          7,482
   01/01/2007 to 12/31/2007......................................................     1.877631         2.043649          5,721
   01/01/2008 to 12/31/2008......................................................     2.043649         1.126487          4,153
   01/01/2009 to 12/31/2009......................................................     1.126487         1.357765          3,487
   01/01/2010 to 12/31/2010......................................................     1.357765         1.436166          2,800
   01/01/2011 to 12/31/2011......................................................     1.436166         1.135377          2,289
   01/01/2012 to 12/31/2012......................................................     1.135377         1.338697          1,977
   01/01/2013 to 12/31/2013......................................................     1.338697         1.526017          1,715
 Barclays Aggregate Bond Index Sub-Account (Class B) (previously Barclays Capital
   Aggregate Bond Index Sub-Account (Class B))
   01/01/2004 to 12/31/2004......................................................     1.250846         1.281466          2,355
   01/01/2005 to 12/31/2005......................................................     1.281466         1.287755          2,032
   01/01/2006 to 12/31/2006......................................................     1.287755         1.318979          1,752
   01/01/2007 to 12/31/2007......................................................     1.318979         1.387871          1,241
   01/01/2008 to 12/31/2008......................................................     1.387871         1.446308            757
   01/01/2009 to 12/31/2009......................................................     1.446308         1.497970            720
   01/01/2010 to 12/31/2010......................................................     1.497970         1.562025            348
   01/01/2011 to 12/31/2011......................................................     1.562025         1.653373            282
   01/01/2012 to 12/31/2012......................................................     1.653373         1.690212            236
   01/01/2013 to 12/31/2013......................................................     1.690212         1.625331            168
 BlackRock Bond Income Sub-Account
   01/01/2004 to 12/31/2004......................................................     4.635857         4.776225          6,091
   01/01/2005 to 12/31/2005......................................................     4.776225         4.826075          4,782
   01/01/2006 to 12/31/2006......................................................     4.826075         4.971634          3,953
   01/01/2007 to 12/31/2007......................................................     4.971634         5.213355          3,052
   01/01/2008 to 12/31/2008......................................................     5.213355         4.966947          2,169
   01/01/2009 to 12/31/2009......................................................     4.966947         5.364304          1,716
   01/01/2010 to 12/31/2010......................................................     5.364304         5.733619          1,441
   01/01/2011 to 12/31/2011......................................................     5.733619         6.028209          1,038
   01/01/2012 to 12/31/2012......................................................     6.028209         6.395700            899
   01/01/2013 to 12/31/2013......................................................     6.395700         6.261581            771

                                                                                       AUV AT
                                                                                    BEGINNING OF
                                                                                       PERIOD
                                                                                   --------------
 BlackRock Capital Appreciation Sub-Account (Class A) (previously BlackRock Legacy
   Large Cap Growth Sub-Account (Class A))
   01/01/2004 to 12/31/2004.......................................................     2.432889
   01/01/2005 to 12/31/2005.......................................................     2.611739
   01/01/2006 to 12/31/2006.......................................................     2.757292
   01/01/2007 to 12/31/2007.......................................................     2.832779
   01/01/2008 to 12/31/2008.......................................................     3.317618
   01/01/2009 to 12/31/2009.......................................................     2.078102
   01/01/2010 to 12/31/2010.......................................................     2.804512
   01/01/2011 to 12/31/2011.......................................................     3.315327
   01/01/2012 to 12/31/2012.......................................................     2.978336
   01/01/2013 to 12/31/2013.......................................................     3.360490
 BlackRock Capital Appreciation Sub-Account (Class A) (previously BlackRock Legacy
   Large Cap Growth Sub-Account (Class A) and before that FI Large Cap
   Sub-Account)
   05/01/2006 to 12/31/2006.......................................................    17.174056
   01/01/2007 to 12/31/2007.......................................................    17.379668
   01/01/2008 to 12/31/2008.......................................................    17.783641
   01/01/2009 to 05/01/2009.......................................................     9.658126
 BlackRock Diversified Sub-Account
   05/01/2004 to 12/31/2004.......................................................    35.648033
   01/01/2005 to 12/31/2005.......................................................    38.474665
   01/01/2006 to 12/31/2006.......................................................    39.030259
   01/01/2007 to 12/31/2007.......................................................    42.453752
   01/01/2008 to 12/31/2008.......................................................    44.233819
   01/01/2009 to 12/31/2009.......................................................    32.744483
   01/01/2010 to 12/31/2010.......................................................    37.797645
   01/01/2011 to 12/31/2011.......................................................    40.764419
   01/01/2012 to 12/31/2012.......................................................    41.662360
   01/01/2013 to 12/31/2013.......................................................    46.077383
 BlackRock Large Cap Core Sub-Account (Class B)
   04/30/2007 to 12/31/2007.......................................................     7.903839
   01/01/2008 to 12/31/2008.......................................................     7.974359
   01/01/2009 to 12/31/2009.......................................................     4.932059
   01/01/2010 to 12/31/2010.......................................................     5.800016
   01/01/2011 to 12/31/2011.......................................................     6.434971
   01/01/2012 to 12/31/2012.......................................................     6.365065
   01/01/2013 to 12/31/2013.......................................................     7.121518
 BlackRock Large Cap Core Sub-Account
   01/01/2004 to 12/31/2004.......................................................     6.083176
   01/01/2005 to 12/31/2005.......................................................     6.637413
   01/01/2006 to 12/31/2006.......................................................     6.765857
   01/01/2007 to 04/27/2007.......................................................     7.598828
 BlackRock Large Cap Value Sub-Account
   01/01/2004 to 12/31/2004.......................................................     1.058977
   01/01/2005 to 12/31/2005.......................................................     1.183913
   01/01/2006 to 12/31/2006.......................................................     1.234553
   01/01/2007 to 12/31/2007.......................................................     1.451955
   01/01/2008 to 12/31/2008.......................................................     1.479249
   01/01/2009 to 12/31/2009.......................................................     0.948016
   01/01/2010 to 12/31/2010.......................................................     1.039840
   01/01/2011 to 12/31/2011.......................................................     1.118261
   01/01/2012 to 12/31/2012.......................................................     1.126767
   01/01/2013 to 12/31/2013.......................................................     1.268737
 BlackRock Money Market Sub-Account
   01/01/2004 to 12/31/2004.......................................................     2.342007
   01/01/2005 to 12/31/2005.......................................................     2.333289
   01/01/2006 to 12/31/2006.......................................................     2.368696
   01/01/2007 to 12/31/2007.......................................................     2.449470
   01/01/2008 to 12/31/2008.......................................................     2.539147
   01/01/2009 to 12/31/2009.......................................................     2.576484
   01/01/2010 to 12/31/2010.......................................................     2.552625
   01/01/2011 to 12/31/2011.......................................................     2.518663
   01/01/2012 to 12/31/2012.......................................................     2.484979
   01/01/2013 to 12/31/2013.......................................................     2.451474



                                                                                         AUV AT         ACCUM UNITS
                                                                                    ENDING OF PERIOD   END OF PERIOD
                                                                                   ------------------ --------------
 BlackRock Capital Appreciation Sub-Account (Class A) (previously BlackRock Legacy
   Large Cap Growth Sub-Account (Class A))
   01/01/2004 to 12/31/2004.......................................................       2.611739         20,867
   01/01/2005 to 12/31/2005.......................................................       2.757292         16,284
   01/01/2006 to 12/31/2006.......................................................       2.832779         12,406
   01/01/2007 to 12/31/2007.......................................................       3.317618          9,342
   01/01/2008 to 12/31/2008.......................................................       2.078102          6,871
   01/01/2009 to 12/31/2009.......................................................       2.804512          5,743
   01/01/2010 to 12/31/2010.......................................................       3.315327          4,619
   01/01/2011 to 12/31/2011.......................................................       2.978336          3,848
   01/01/2012 to 12/31/2012.......................................................       3.360490          3,297
   01/01/2013 to 12/31/2013.......................................................       4.449957          2,879
 BlackRock Capital Appreciation Sub-Account (Class A) (previously BlackRock Legacy
   Large Cap Growth Sub-Account (Class A) and before that FI Large Cap
   Sub-Account)
   05/01/2006 to 12/31/2006.......................................................      17.379668              0
   01/01/2007 to 12/31/2007.......................................................      17.783641              0
   01/01/2008 to 12/31/2008.......................................................       9.658126              0
   01/01/2009 to 05/01/2009.......................................................      10.080816              0
 BlackRock Diversified Sub-Account
   05/01/2004 to 12/31/2004.......................................................      38.474665              5
   01/01/2005 to 12/31/2005.......................................................      39.030259              2
   01/01/2006 to 12/31/2006.......................................................      42.453752              1
   01/01/2007 to 12/31/2007.......................................................      44.233819              1
   01/01/2008 to 12/31/2008.......................................................      32.744483              1
   01/01/2009 to 12/31/2009.......................................................      37.797645              1
   01/01/2010 to 12/31/2010.......................................................      40.764419              0
   01/01/2011 to 12/31/2011.......................................................      41.662360              0
   01/01/2012 to 12/31/2012.......................................................      46.077383              0
   01/01/2013 to 12/31/2013.......................................................      54.677267              0
 BlackRock Large Cap Core Sub-Account (Class B)
   04/30/2007 to 12/31/2007.......................................................       7.974359             14
   01/01/2008 to 12/31/2008.......................................................       4.932059             13
   01/01/2009 to 12/31/2009.......................................................       5.800016             31
   01/01/2010 to 12/31/2010.......................................................       6.434971             22
   01/01/2011 to 12/31/2011.......................................................       6.365065              5
   01/01/2012 to 12/31/2012.......................................................       7.121518              4
   01/01/2013 to 12/31/2013.......................................................       9.434750              4
 BlackRock Large Cap Core Sub-Account
   01/01/2004 to 12/31/2004.......................................................       6.637413             20
   01/01/2005 to 12/31/2005.......................................................       6.765857             13
   01/01/2006 to 12/31/2006.......................................................       7.598828             16
   01/01/2007 to 04/27/2007.......................................................       7.970421              0
 BlackRock Large Cap Value Sub-Account
   01/01/2004 to 12/31/2004.......................................................       1.183913            529
   01/01/2005 to 12/31/2005.......................................................       1.234553            506
   01/01/2006 to 12/31/2006.......................................................       1.451955            449
   01/01/2007 to 12/31/2007.......................................................       1.479249            254
   01/01/2008 to 12/31/2008.......................................................       0.948016            127
   01/01/2009 to 12/31/2009.......................................................       1.039840            104
   01/01/2010 to 12/31/2010.......................................................       1.118261            103
   01/01/2011 to 12/31/2011.......................................................       1.126767             73
   01/01/2012 to 12/31/2012.......................................................       1.268737             57
   01/01/2013 to 12/31/2013.......................................................       1.650853             49
 BlackRock Money Market Sub-Account
   01/01/2004 to 12/31/2004.......................................................       2.333289          4,416
   01/01/2005 to 12/31/2005.......................................................       2.368696          3,441
   01/01/2006 to 12/31/2006.......................................................       2.449470          3,565
   01/01/2007 to 12/31/2007.......................................................       2.539147          2,881
   01/01/2008 to 12/31/2008.......................................................       2.576484          3,471
   01/01/2009 to 12/31/2009.......................................................       2.552625          2,071
   01/01/2010 to 12/31/2010.......................................................       2.518663          1,614
   01/01/2011 to 12/31/2011.......................................................       2.484979            829
   01/01/2012 to 12/31/2012.......................................................       2.451474            580
   01/01/2013 to 12/31/2013.......................................................       2.418600            674

                                                                                            AUV AT
                                                                                         BEGINNING OF
                                                                                            PERIOD
                                                                                        --------------
 Clarion Global Real Estate Sub-Account
   05/01/2004 to 12/31/2004............................................................     9.998890
   01/01/2005 to 12/31/2005............................................................    12.837948
   01/01/2006 to 12/31/2006............................................................    14.349118
   01/01/2007 to 12/31/2007............................................................    19.477708
   01/01/2008 to 12/31/2008............................................................    16.331587
   01/01/2009 to 12/31/2009............................................................     9.397489
   01/01/2010 to 12/31/2010............................................................    12.491898
   01/01/2011 to 12/31/2011............................................................    14.309516
   01/01/2012 to 12/31/2012............................................................    13.329326
   01/01/2013 to 12/31/2013............................................................    16.567278
 ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   ClearBridge Aggressive Growth Sub-Account (Class A))
   05/02/2011 to 12/31/2011............................................................     0.860176
   01/01/2012 to 12/31/2012............................................................     0.781458
   01/01/2013 to 12/31/2013............................................................     0.915968
 ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   Value Equity Sub-Account (Class A))
   05/01/2006 to 12/31/2006............................................................     0.954761
   01/01/2007 to 12/31/2007............................................................     1.025283
   01/01/2008 to 12/31/2008............................................................     0.953585
   01/01/2009 to 12/31/2009............................................................     0.428705
   01/01/2010 to 12/31/2010............................................................     0.582779
   01/01/2011 to 04/29/2011............................................................     0.620100
 ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   Partners Aggressive Growth Sub-Account (Class B), and before that, Legg Mason
   Aggressive Growth Sub-Account which was fomerly Janus Aggressive Growth
   Sub-Account, and before that, Janus Growth Sub-Account))
   01/01/2004 to 12/31/2004............................................................     0.677855
   01/01/2005 to 12/31/2005............................................................     0.725187
   01/01/2006 to 12/31/2006............................................................     0.812625
   01/01/2007 to 12/31/2007............................................................     0.787821
   01/01/2008 to 12/31/2008............................................................     0.794818
   01/01/2009 to 12/31/2009............................................................     0.477910
   01/01/2010 to 12/31/2010............................................................     0.626916
   01/01/2011 to 04/29/2011............................................................     0.765639
 ClearBridge Aggressive Growth Portfolio II Sub-Account (Class B) (formerly Janus Forty
   Sub-Account (Class B))
   04/30/2007 to 12/31/2007............................................................   147.677871
   01/01/2008 to 12/31/2008............................................................   181.223032
   01/01/2009 to 12/31/2009............................................................   103.701265
   01/01/2010 to 12/31/2010............................................................   146.155544
   01/01/2011 to 12/31/2011............................................................   157.746823
   01/01/2012 to 12/31/2012............................................................   143.892918
   01/01/2013 to 12/31/2013............................................................   173.915384
 Davis Venture Value Sub-Account
   01/01/2004 to 12/31/2004............................................................     2.856131
   01/01/2005 to 12/31/2005............................................................     3.166266
   01/01/2006 to 12/31/2006............................................................     3.445613
   01/01/2007 to 12/31/2007............................................................     3.895200
   01/01/2008 to 12/31/2008............................................................     4.018597
   01/01/2009 to 12/31/2009............................................................     2.404504
   01/01/2010 to 12/31/2010............................................................     3.131078
   01/01/2011 to 12/31/2011............................................................     3.459797
   01/01/2012 to 12/31/2012............................................................     3.275792
   01/01/2013 to 12/31/2013............................................................     3.647302
 Frontier Mid Cap Growth Sub-Account (Class B) (previously BlackRock Aggressive
   Growth Sub-Account (Class B))
   05/01/2004 to 12/31/2004............................................................    33.837186
   01/01/2005 to 12/31/2005............................................................    37.527489
   01/01/2006 to 12/31/2006............................................................    40.888321
   01/01/2007 to 12/31/2007............................................................    42.950645
   01/01/2008 to 12/31/2008............................................................    50.946160
   01/01/2009 to 12/31/2009............................................................    27.221237
   01/01/2010 to 12/31/2010............................................................    40.032187
   01/01/2011 to 12/31/2011............................................................    45.417642
   01/01/2012 to 12/31/2012............................................................    43.355948
   01/01/2013 to 12/31/2013............................................................    47.344933



                                                                                              AUV AT         ACCUM UNITS
                                                                                         ENDING OF PERIOD   END OF PERIOD
                                                                                        ------------------ --------------
 Clarion Global Real Estate Sub-Account
   05/01/2004 to 12/31/2004............................................................      12.837948            124
   01/01/2005 to 12/31/2005............................................................      14.349118             76
   01/01/2006 to 12/31/2006............................................................      19.477708            144
   01/01/2007 to 12/31/2007............................................................      16.331587             81
   01/01/2008 to 12/31/2008............................................................       9.397489             62
   01/01/2009 to 12/31/2009............................................................      12.491898             58
   01/01/2010 to 12/31/2010............................................................      14.309516             45
   01/01/2011 to 12/31/2011............................................................      13.329326             29
   01/01/2012 to 12/31/2012............................................................      16.567278             27
   01/01/2013 to 12/31/2013............................................................      16.924657             24
 ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   ClearBridge Aggressive Growth Sub-Account (Class A))
   05/02/2011 to 12/31/2011............................................................       0.781458            516
   01/01/2012 to 12/31/2012............................................................       0.915968            419
   01/01/2013 to 12/31/2013............................................................       1.318534            360
 ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   Value Equity Sub-Account (Class A))
   05/01/2006 to 12/31/2006............................................................       1.025283          2,145
   01/01/2007 to 12/31/2007............................................................       0.953585          1,514
   01/01/2008 to 12/31/2008............................................................       0.428705          1,048
   01/01/2009 to 12/31/2009............................................................       0.582779            903
   01/01/2010 to 12/31/2010............................................................       0.620100            780
   01/01/2011 to 04/29/2011............................................................       0.659650              0
 ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason
   Partners Aggressive Growth Sub-Account (Class B), and before that, Legg Mason
   Aggressive Growth Sub-Account which was fomerly Janus Aggressive Growth
   Sub-Account, and before that, Janus Growth Sub-Account))
   01/01/2004 to 12/31/2004............................................................       0.725187            298
   01/01/2005 to 12/31/2005............................................................       0.812625            408
   01/01/2006 to 12/31/2006............................................................       0.787821            336
   01/01/2007 to 12/31/2007............................................................       0.794818            311
   01/01/2008 to 12/31/2008............................................................       0.477910            155
   01/01/2009 to 12/31/2009............................................................       0.626916             75
   01/01/2010 to 12/31/2010............................................................       0.765639             63
   01/01/2011 to 04/29/2011............................................................       0.860271              0
 ClearBridge Aggressive Growth Portfolio II Sub-Account (Class B) (formerly Janus Forty
   Sub-Account (Class B))
   04/30/2007 to 12/31/2007............................................................     181.223032              1
   01/01/2008 to 12/31/2008............................................................     103.701265              2
   01/01/2009 to 12/31/2009............................................................     146.155544              2
   01/01/2010 to 12/31/2010............................................................     157.746823              2
   01/01/2011 to 12/31/2011............................................................     143.892918              2
   01/01/2012 to 12/31/2012............................................................     173.915384              2
   01/01/2013 to 12/31/2013............................................................     220.975256              2
 Davis Venture Value Sub-Account
   01/01/2004 to 12/31/2004............................................................       3.166266         26,622
   01/01/2005 to 12/31/2005............................................................       3.445613         21,160
   01/01/2006 to 12/31/2006............................................................       3.895200         16,796
   01/01/2007 to 12/31/2007............................................................       4.018597         12,595
   01/01/2008 to 12/31/2008............................................................       2.404504          8,996
   01/01/2009 to 12/31/2009............................................................       3.131078          7,105
   01/01/2010 to 12/31/2010............................................................       3.459797          5,661
   01/01/2011 to 12/31/2011............................................................       3.275792          4,470
   01/01/2012 to 12/31/2012............................................................       3.647302          3,841
   01/01/2013 to 12/31/2013............................................................       4.811084          3,296
 Frontier Mid Cap Growth Sub-Account (Class B) (previously BlackRock Aggressive
   Growth Sub-Account (Class B))
   05/01/2004 to 12/31/2004............................................................      37.527489              0
   01/01/2005 to 12/31/2005............................................................      40.888321              0
   01/01/2006 to 12/31/2006............................................................      42.950645              1
   01/01/2007 to 12/31/2007............................................................      50.946160              1
   01/01/2008 to 12/31/2008............................................................      27.221237              1
   01/01/2009 to 12/31/2009............................................................      40.032187              1
   01/01/2010 to 12/31/2010............................................................      45.417642              1
   01/01/2011 to 12/31/2011............................................................      43.355948              1
   01/01/2012 to 12/31/2012............................................................      47.344933              0
   01/01/2013 to 12/31/2013............................................................      61.860279              0

                                                                                         AUV AT
                                                                                      BEGINNING OF
                                                                                         PERIOD
                                                                                     --------------
 Harris Oakmark International Sub-Account
   01/01/2004 to 12/31/2004.........................................................     1.179141
   01/01/2005 to 12/31/2005.........................................................     1.403956
   01/01/2006 to 12/31/2006.........................................................     1.582899
   01/01/2007 to 12/31/2007.........................................................     2.014401
   01/01/2008 to 12/31/2008.........................................................     1.967374
   01/01/2009 to 12/31/2009.........................................................     1.148507
   01/01/2010 to 12/31/2010.........................................................     1.759340
   01/01/2011 to 12/31/2011.........................................................     2.022260
   01/01/2012 to 12/31/2012.........................................................     1.713473
   01/01/2013 to 12/31/2013.........................................................     2.185192
 Invesco Mid Cap Value Sub-Account (Class B) (previously Lord Abbett Mid Cap Value
   Sub-Account (Class B))
   04/30/2012 to 12/31/2012.........................................................     2.549695
   01/01/2013 to 12/31/2013.........................................................     2.621960
 Invesco Mid Cap Value Sub-Account (Class B) (previously Lord Abbett Mid Cap Value
   Sub-Account (Class B) and before that Neuberger Berman Mid Cap Value
   Sub-Account)
   01/01/2004 to 12/31/2004.........................................................     1.794695
   01/01/2005 to 12/31/2005.........................................................     2.171797
   01/01/2006 to 12/31/2006.........................................................     2.398337
   01/01/2007 to 12/31/2007.........................................................     2.631226
   01/01/2008 to 12/31/2008.........................................................     2.678582
   01/01/2009 to 12/31/2009.........................................................     1.387940
   01/01/2010 to 12/31/2010.........................................................     2.023069
   01/01/2011 to 12/31/2011.........................................................     2.515893
   01/01/2012 to 04/27/2012.........................................................     2.316558
 Invesco Small Cap Growth Sub-account
   01/01/2004 to 12/31/2004.........................................................     1.161543
   01/01/2005 to 12/31/2005.........................................................     1.219639
   01/01/2006 to 12/31/2006.........................................................     1.302794
   01/01/2007 to 12/31/2007.........................................................     1.467670
   01/01/2008 to 12/31/2008.........................................................     1.608185
   01/01/2009 to 12/31/2009.........................................................     0.972100
   01/01/2010 to 12/31/2010.........................................................     1.283419
   01/01/2011 to 12/31/2011.........................................................     1.597753
   01/01/2012 to 12/31/2012.........................................................     1.559329
   01/01/2013 to 12/31/2013.........................................................     1.818762
 Jennison Growth Sub-Account (previously Met/Putnam Voyager Sub-Account)
   01/01/2004 to 12/31/2004.........................................................     0.430125
   01/01/2005 to 04/30/2005.........................................................     0.445480
 Jennison Growth Sub-Account (Class A)
   05/01/2005 to 12/31/2005.........................................................     0.411193
   01/01/2006 to 12/31/2006.........................................................     0.495120
   01/01/2007 to 12/31/2007.........................................................     0.501963
   01/01/2008 to 12/31/2008.........................................................     0.553005
   01/01/2009 to 12/31/2009.........................................................     0.346832
   01/01/2010 to 12/31/2010.........................................................     0.479017
   01/01/2011 to 12/31/2011.........................................................     0.527548
   01/01/2012 to 12/31/2012.........................................................     0.523164
   01/01/2013 to 12/31/2013.........................................................     0.597583
 Jennison Growth Sub-Account (Class B) (previously Oppenheimer Capital Appreciation
   Sub-Account)
   05/01/2005 to 12/31/2005.........................................................     7.964216
   01/01/2006 to 12/31/2006.........................................................     8.650849
   01/01/2007 to 12/31/2007.........................................................     9.185190
   01/01/2008 to 12/31/2008.........................................................    10.356153
   01/01/2009 to 12/31/2009.........................................................     5.523222
   01/01/2010 to 12/31/2010.........................................................     7.830580
   01/01/2011 to 12/31/2011.........................................................     8.451565
   01/01/2012 to 04/27/2012.........................................................     8.223342
 Legg Mason Value Equity Sub-Account (previously MFS(R) Investors Trust Sub-Account and, before that, MFS(R) Research Managers Sub-Account)
   01/01/2004 to 04/30/2004.........................................................     0.806814
 Legg Mason Value Equity Sub-Account (previously MFS(R) Investors Trust Sub-Account)
   01/01/2004 to 12/31/2004.........................................................     0.788060
   01/01/2005 to 12/31/2005.........................................................     0.865864
   01/01/2006 to 04/30/2006.........................................................     0.916386
 Loomis Sayles Global Markets Sub-Account (Class B)
   04/29/2013 to 12/31/2013.........................................................    13.053934



                                                                                           AUV AT         ACCUM UNITS
                                                                                      ENDING OF PERIOD   END OF PERIOD
                                                                                     ------------------ --------------
 Harris Oakmark International Sub-Account
   01/01/2004 to 12/31/2004.........................................................       1.403956          1,417
   01/01/2005 to 12/31/2005.........................................................       1.582899          1,626
   01/01/2006 to 12/31/2006.........................................................       2.014401          1,779
   01/01/2007 to 12/31/2007.........................................................       1.967374          1,686
   01/01/2008 to 12/31/2008.........................................................       1.148507          1,110
   01/01/2009 to 12/31/2009.........................................................       1.759340            837
   01/01/2010 to 12/31/2010.........................................................       2.022260            717
   01/01/2011 to 12/31/2011.........................................................       1.713473            505
   01/01/2012 to 12/31/2012.........................................................       2.185192            476
   01/01/2013 to 12/31/2013.........................................................       2.816631            412
 Invesco Mid Cap Value Sub-Account (Class B) (previously Lord Abbett Mid Cap Value
   Sub-Account (Class B))
   04/30/2012 to 12/31/2012.........................................................       2.621960            195
   01/01/2013 to 12/31/2013.........................................................       3.370744            181
 Invesco Mid Cap Value Sub-Account (Class B) (previously Lord Abbett Mid Cap Value
   Sub-Account (Class B) and before that Neuberger Berman Mid Cap Value
   Sub-Account)
   01/01/2004 to 12/31/2004.........................................................       2.171797          1,209
   01/01/2005 to 12/31/2005.........................................................       2.398337          1,532
   01/01/2006 to 12/31/2006.........................................................       2.631226          1,221
   01/01/2007 to 12/31/2007.........................................................       2.678582            865
   01/01/2008 to 12/31/2008.........................................................       1.387940            706
   01/01/2009 to 12/31/2009.........................................................       2.023069            584
   01/01/2010 to 12/31/2010.........................................................       2.515893            351
   01/01/2011 to 12/31/2011.........................................................       2.316558            253
   01/01/2012 to 04/27/2012.........................................................       2.562188              0
 Invesco Small Cap Growth Sub-account
   01/01/2004 to 12/31/2004.........................................................       1.219639            334
   01/01/2005 to 12/31/2005.........................................................       1.302794            161
   01/01/2006 to 12/31/2006.........................................................       1.467670            140
   01/01/2007 to 12/31/2007.........................................................       1.608185            127
   01/01/2008 to 12/31/2008.........................................................       0.972100             38
   01/01/2009 to 12/31/2009.........................................................       1.283419             29
   01/01/2010 to 12/31/2010.........................................................       1.597753             20
   01/01/2011 to 12/31/2011.........................................................       1.559329              5
   01/01/2012 to 12/31/2012.........................................................       1.818762             14
   01/01/2013 to 12/31/2013.........................................................       2.515291             13
 Jennison Growth Sub-Account (previously Met/Putnam Voyager Sub-Account)
   01/01/2004 to 12/31/2004.........................................................       0.445480          1,294
   01/01/2005 to 04/30/2005.........................................................       0.410028          1,066
 Jennison Growth Sub-Account (Class A)
   05/01/2005 to 12/31/2005.........................................................       0.495120            820
   01/01/2006 to 12/31/2006.........................................................       0.501963            828
   01/01/2007 to 12/31/2007.........................................................       0.553005            736
   01/01/2008 to 12/31/2008.........................................................       0.346832            519
   01/01/2009 to 12/31/2009.........................................................       0.479017            384
   01/01/2010 to 12/31/2010.........................................................       0.527548            373
   01/01/2011 to 12/31/2011.........................................................       0.523164            331
   01/01/2012 to 12/31/2012.........................................................       0.597583            408
   01/01/2013 to 12/31/2013.........................................................       0.807726            239
 Jennison Growth Sub-Account (Class B) (previously Oppenheimer Capital Appreciation
   Sub-Account)
   05/01/2005 to 12/31/2005.........................................................       8.650849              1
   01/01/2006 to 12/31/2006.........................................................       9.185190             13
   01/01/2007 to 12/31/2007.........................................................      10.356153             16
   01/01/2008 to 12/31/2008.........................................................       5.523222             13
   01/01/2009 to 12/31/2009.........................................................       7.830580             21
   01/01/2010 to 12/31/2010.........................................................       8.451565             16
   01/01/2011 to 12/31/2011.........................................................       8.223342              8
   01/01/2012 to 04/27/2012.........................................................       9.252734              0
 Legg Mason Value Equity Sub-Account (previously MFS(R) Investors Trust Sub-Account and, before that, MFS(R) Research Managers Sub-Account)
   01/01/2004 to 04/30/2004.........................................................       0.822299          2,883
 Legg Mason Value Equity Sub-Account (previously MFS(R) Investors Trust Sub-Account)
   01/01/2004 to 12/31/2004.........................................................       0.865864          3,733
   01/01/2005 to 12/31/2005.........................................................       0.916386          3,102
   01/01/2006 to 04/30/2006.........................................................       0.959644              0
 Loomis Sayles Global Markets Sub-Account (Class B)
   04/29/2013 to 12/31/2013.........................................................      14.351545              3

                                                                                        AUV AT
                                                                                     BEGINNING OF
                                                                                        PERIOD
                                                                                    --------------
 Loomis Sayles Global Markets Sub-Account (Class B) (previously Met/Franklin Income
   Sub-Account (Class B))
   04/28/2008 to 12/31/2008........................................................     9.998521
   01/01/2009 to 12/31/2009........................................................     7.989129
   01/01/2010 to 12/31/2010........................................................    10.075432
   01/01/2011 to 12/31/2011........................................................    11.115352
   01/01/2012 to 12/31/2012........................................................    11.200656
   01/01/2013 to 04/26/2013........................................................    12.430131
 Loomis Sayles Small Cap Core Sub-Account
   01/01/2004 to 12/31/2004........................................................     2.375446
   01/01/2005 to 12/31/2005........................................................     2.727533
   01/01/2006 to 12/31/2006........................................................     2.877461
   01/01/2007 to 12/31/2007........................................................     3.312505
   01/01/2008 to 12/31/2008........................................................     3.656787
   01/01/2009 to 12/31/2009........................................................     2.312600
   01/01/2010 to 12/31/2010........................................................     2.971739
   01/01/2011 to 12/31/2011........................................................     3.738969
   01/01/2012 to 12/31/2012........................................................     3.710745
   01/01/2013 to 12/31/2013........................................................     4.193525
 Loomis Sayles Small Cap Growth Sub-Account
   01/01/2004 to 12/31/2004........................................................     0.891284
   01/01/2005 to 12/31/2005........................................................     0.977320
   01/01/2006 to 12/31/2006........................................................     1.006592
   01/01/2007 to 12/31/2007........................................................     1.089662
   01/01/2008 to 12/31/2008........................................................     1.121357
   01/01/2009 to 12/31/2009........................................................     0.649277
   01/01/2010 to 12/31/2010........................................................     0.830666
   01/01/2011 to 12/31/2011........................................................     1.076434
   01/01/2012 to 12/31/2012........................................................     1.091184
   01/01/2013 to 12/31/2013........................................................     1.193750
 Lord Abbett Bond Debenture Sub-Account
   01/01/2004 to 12/31/2004........................................................     1.585323
   01/01/2005 to 12/31/2005........................................................     1.691738
   01/01/2006 to 12/31/2006........................................................     1.694040
   01/01/2007 to 12/31/2007........................................................     1.824279
   01/01/2008 to 12/31/2008........................................................     1.917566
   01/01/2009 to 12/31/2009........................................................     1.539848
   01/01/2010 to 12/31/2010........................................................     2.077856
   01/01/2011 to 12/31/2011........................................................     2.315798
   01/01/2012 to 12/31/2012........................................................     2.386691
   01/01/2013 to 12/31/2013........................................................     2.659369
 Met/Artisan Mid Cap Value Sub-Account
   01/01/2004 to 12/31/2004........................................................     3.146117
   01/01/2005 to 12/31/2005........................................................     3.412124
   01/01/2006 to 12/31/2006........................................................     3.702507
   01/01/2007 to 12/31/2007........................................................     4.107923
   01/01/2008 to 12/31/2008........................................................     3.775411
   01/01/2009 to 12/31/2009........................................................     2.011046
   01/01/2010 to 12/31/2010........................................................     2.808727
   01/01/2011 to 12/31/2011........................................................     3.187943
   01/01/2012 to 12/31/2012........................................................     3.357827
   01/01/2013 to 12/31/2013........................................................     3.705570
 Met/Franklin Low Duration Total Return Sub-Account
   05/02/2011 to 12/31/2011........................................................     9.988151
   01/01/2012 to 12/31/2012........................................................     9.770311
   01/01/2013 to 12/31/2013........................................................    10.062522
 MetLife Growth Strategy Sub-Account (Class B)
   04/29/2013 to 12/31/2013........................................................    11.658203
 MetLife Growth Strategy Sub-Account (Class B) (previously Met/Franklin Templeton
   Founding Strategy Sub-Account (Class B))
   04/28/2008 to 12/31/2008........................................................     9.998521
   01/01/2009 to 12/31/2009........................................................     7.036062
   01/01/2010 to 12/31/2010........................................................     8.923673
   01/01/2011 to 12/31/2011........................................................     9.688484
   01/01/2012 to 12/31/2012........................................................     9.390555
   01/01/2013 to 04/26/2013........................................................    10.757716



                                                                                          AUV AT         ACCUM UNITS
                                                                                     ENDING OF PERIOD   END OF PERIOD
                                                                                    ------------------ --------------
 Loomis Sayles Global Markets Sub-Account (Class B) (previously Met/Franklin Income
   Sub-Account (Class B))
   04/28/2008 to 12/31/2008........................................................       7.989129              0
   01/01/2009 to 12/31/2009........................................................      10.075432              2
   01/01/2010 to 12/31/2010........................................................      11.115352              4
   01/01/2011 to 12/31/2011........................................................      11.200656              9
   01/01/2012 to 12/31/2012........................................................      12.430131              5
   01/01/2013 to 04/26/2013........................................................      12.977080              0
 Loomis Sayles Small Cap Core Sub-Account
   01/01/2004 to 12/31/2004........................................................       2.727533         13,564
   01/01/2005 to 12/31/2005........................................................       2.877461         10,924
   01/01/2006 to 12/31/2006........................................................       3.312505          8,574
   01/01/2007 to 12/31/2007........................................................       3.656787          6,598
   01/01/2008 to 12/31/2008........................................................       2.312600          4,838
   01/01/2009 to 12/31/2009........................................................       2.971739          3,935
   01/01/2010 to 12/31/2010........................................................       3.738969          3,136
   01/01/2011 to 12/31/2011........................................................       3.710745          2,558
   01/01/2012 to 12/31/2012........................................................       4.193525          2,159
   01/01/2013 to 12/31/2013........................................................       5.835211          1,876
 Loomis Sayles Small Cap Growth Sub-Account
   01/01/2004 to 12/31/2004........................................................       0.977320          1,278
   01/01/2005 to 12/31/2005........................................................       1.006592            806
   01/01/2006 to 12/31/2006........................................................       1.089662            620
   01/01/2007 to 12/31/2007........................................................       1.121357            371
   01/01/2008 to 12/31/2008........................................................       0.649277            282
   01/01/2009 to 12/31/2009........................................................       0.830666            237
   01/01/2010 to 12/31/2010........................................................       1.076434            159
   01/01/2011 to 12/31/2011........................................................       1.091184            164
   01/01/2012 to 12/31/2012........................................................       1.193750            147
   01/01/2013 to 12/31/2013........................................................       1.747539            128
 Lord Abbett Bond Debenture Sub-Account
   01/01/2004 to 12/31/2004........................................................       1.691738          1,162
   01/01/2005 to 12/31/2005........................................................       1.694040            986
   01/01/2006 to 12/31/2006........................................................       1.824279            876
   01/01/2007 to 12/31/2007........................................................       1.917566            661
   01/01/2008 to 12/31/2008........................................................       1.539848            489
   01/01/2009 to 12/31/2009........................................................       2.077856            406
   01/01/2010 to 12/31/2010........................................................       2.315798            327
   01/01/2011 to 12/31/2011........................................................       2.386691            274
   01/01/2012 to 12/31/2012........................................................       2.659369            249
   01/01/2013 to 12/31/2013........................................................       2.833054            222
 Met/Artisan Mid Cap Value Sub-Account
   01/01/2004 to 12/31/2004........................................................       3.412124         11,273
   01/01/2005 to 12/31/2005........................................................       3.702507          8,748
   01/01/2006 to 12/31/2006........................................................       4.107923          6,778
   01/01/2007 to 12/31/2007........................................................       3.775411          5,047
   01/01/2008 to 12/31/2008........................................................       2.011046          3,461
   01/01/2009 to 12/31/2009........................................................       2.808727          2,728
   01/01/2010 to 12/31/2010........................................................       3.187943          2,098
   01/01/2011 to 12/31/2011........................................................       3.357827          1,677
   01/01/2012 to 12/31/2012........................................................       3.705570          1,414
   01/01/2013 to 12/31/2013........................................................       5.003290          1,237
 Met/Franklin Low Duration Total Return Sub-Account
   05/02/2011 to 12/31/2011........................................................       9.770311              0
   01/01/2012 to 12/31/2012........................................................      10.062522              1
   01/01/2013 to 12/31/2013........................................................      10.042820              3
 MetLife Growth Strategy Sub-Account (Class B)
   04/29/2013 to 12/31/2013........................................................      13.293643              0
 MetLife Growth Strategy Sub-Account (Class B) (previously Met/Franklin Templeton
   Founding Strategy Sub-Account (Class B))
   04/28/2008 to 12/31/2008........................................................       7.036062              0
   01/01/2009 to 12/31/2009........................................................       8.923673              2
   01/01/2010 to 12/31/2010........................................................       9.688484              2
   01/01/2011 to 12/31/2011........................................................       9.390555              0
   01/01/2012 to 12/31/2012........................................................      10.757716              1
   01/01/2013 to 04/26/2013........................................................      11.583096              0

                                                                                            AUV AT
                                                                                         BEGINNING OF
                                                                                            PERIOD
                                                                                        --------------
 MetLife Mid Cap Stock Index Sub-Account
   01/01/2004 to 12/31/2004............................................................     1.145805
   01/01/2005 to 12/31/2005............................................................     1.308103
   01/01/2006 to 12/31/2006............................................................     1.445754
   01/01/2007 to 12/31/2007............................................................     1.566577
   01/01/2008 to 12/31/2008............................................................     1.661625
   01/01/2009 to 12/31/2009............................................................     1.042930
   01/01/2010 to 12/31/2010............................................................     1.407348
   01/01/2011 to 12/31/2011............................................................     1.749425
   01/01/2012 to 12/31/2012............................................................     1.688259
   01/01/2013 to 12/31/2013............................................................     1.954128
 MetLife Stock Index Sub-Account
   01/01/2004 to 12/31/2004............................................................     3.402464
   01/01/2005 to 12/31/2005............................................................     3.701757
   01/01/2006 to 12/31/2006............................................................     3.812071
   01/01/2007 to 12/31/2007............................................................     4.332252
   01/01/2008 to 12/31/2008............................................................     4.486461
   01/01/2009 to 12/31/2009............................................................     2.776952
   01/01/2010 to 12/31/2010............................................................     3.449865
   01/01/2011 to 12/31/2011............................................................     3.896822
   01/01/2012 to 12/31/2012............................................................     3.907545
   01/01/2013 to 12/31/2013............................................................     4.449638
 MFS(R) Research International Sub-Account
   01/01/2004 to 12/31/2004............................................................     0.961525
   01/01/2005 to 12/31/2005............................................................     1.134143
   01/01/2006 to 12/31/2006............................................................     1.302739
   01/01/2007 to 12/31/2007............................................................     1.626745
   01/01/2008 to 12/31/2008............................................................     1.818114
   01/01/2009 to 12/31/2009............................................................     1.033771
   01/01/2010 to 12/31/2010............................................................     1.341854
   01/01/2011 to 12/31/2011............................................................     1.474851
   01/01/2012 to 12/31/2012............................................................     1.299209
   01/01/2013 to 12/31/2013............................................................     1.495845
 MFS(R) Total Return Sub-Account (previously Balance Sub-Account)
   01/01/2004 to 04/30/2004............................................................     1.503906
 MFS(R) Total Return Sub-Account (Class E)
   05/01/2004 to 12/31/2004............................................................    38.119840
   01/01/2005 to 12/31/2005............................................................    41.490362
   01/01/2006 to 12/31/2006............................................................    42.144039
   01/01/2007 to 12/31/2007............................................................    46.585191
   01/01/2008 to 12/31/2008............................................................    47.897748
   01/01/2009 to 12/31/2009............................................................    36.731880
   01/01/2010 to 12/31/2010............................................................    42.914039
   01/01/2011 to 12/31/2011............................................................    46.538129
   01/01/2012 to 12/31/2012............................................................    46.950508
   01/01/2013 to 12/31/2013............................................................    51.606905
 MFS(R) Value Sub-Account (Class A)
   04/29/2013 to 12/31/2013............................................................     3.191840
 MFS(R) Value Sub-Account (Class A) (previously FI Value Leaders Sub-Account (Class A))
   01/01/2004 to 12/31/2004............................................................     2.387056
   01/01/2005 to 12/31/2005............................................................     2.678230
   01/01/2006 to 12/31/2006............................................................     2.925027
   01/01/2007 to 12/31/2007............................................................     3.230226
   01/01/2008 to 12/31/2008............................................................     3.320480
   01/01/2009 to 12/31/2009............................................................     1.999940
   01/01/2010 to 12/31/2010............................................................     2.404152
   01/01/2011 to 12/31/2011............................................................     2.717356
   01/01/2012 to 12/31/2012............................................................     2.516118
   01/01/2013 to 04/26/2013............................................................     2.873558
 MFS(R) Value Sub-Account (Class A) (previously Met/Franklin Mutual Shares
   Sub-Account (Class B))
   04/28/2008 to 12/31/2008............................................................     9.998521
   01/01/2009 to 12/31/2009............................................................     6.602417
   01/01/2010 to 12/31/2010............................................................     8.134815
   01/01/2011 to 12/31/2011............................................................     8.910472
   01/01/2012 to 12/31/2012............................................................     8.743155
   01/01/2013 to 04/26/2013............................................................     9.825638



                                                                                              AUV AT         ACCUM UNITS
                                                                                         ENDING OF PERIOD   END OF PERIOD
                                                                                        ------------------ --------------
 MetLife Mid Cap Stock Index Sub-Account
   01/01/2004 to 12/31/2004............................................................       1.308103          1,018
   01/01/2005 to 12/31/2005............................................................       1.445754          1,012
   01/01/2006 to 12/31/2006............................................................       1.566577            598
   01/01/2007 to 12/31/2007............................................................       1.661625            502
   01/01/2008 to 12/31/2008............................................................       1.042930            366
   01/01/2009 to 12/31/2009............................................................       1.407348            258
   01/01/2010 to 12/31/2010............................................................       1.749425            213
   01/01/2011 to 12/31/2011............................................................       1.688259            159
   01/01/2012 to 12/31/2012............................................................       1.954128            142
   01/01/2013 to 12/31/2013............................................................       2.560871            141
 MetLife Stock Index Sub-Account
   01/01/2004 to 12/31/2004............................................................       3.701757            723
   01/01/2005 to 12/31/2005............................................................       3.812071            643
   01/01/2006 to 12/31/2006............................................................       4.332252            466
   01/01/2007 to 12/31/2007............................................................       4.486461            355
   01/01/2008 to 12/31/2008............................................................       2.776952            212
   01/01/2009 to 12/31/2009............................................................       3.449865            180
   01/01/2010 to 12/31/2010............................................................       3.896822            166
   01/01/2011 to 12/31/2011............................................................       3.907545            142
   01/01/2012 to 12/31/2012............................................................       4.449638            116
   01/01/2013 to 12/31/2013............................................................       5.781548            100
 MFS(R) Research International Sub-Account
   01/01/2004 to 12/31/2004............................................................       1.134143            840
   01/01/2005 to 12/31/2005............................................................       1.302739            992
   01/01/2006 to 12/31/2006............................................................       1.626745            978
   01/01/2007 to 12/31/2007............................................................       1.818114            695
   01/01/2008 to 12/31/2008............................................................       1.033771            546
   01/01/2009 to 12/31/2009............................................................       1.341854            344
   01/01/2010 to 12/31/2010............................................................       1.474851            271
   01/01/2011 to 12/31/2011............................................................       1.299209            198
   01/01/2012 to 12/31/2012............................................................       1.495845            181
   01/01/2013 to 12/31/2013............................................................       1.759986            154
 MFS(R) Total Return Sub-Account (previously Balance Sub-Account)
   01/01/2004 to 04/30/2004............................................................       1.491745         17,780
 MFS(R) Total Return Sub-Account (Class E)
   05/01/2004 to 12/31/2004............................................................      41.490362            830
   01/01/2005 to 12/31/2005............................................................      42.144039            467
   01/01/2006 to 12/31/2006............................................................      46.585191            379
   01/01/2007 to 12/31/2007............................................................      47.897748            306
   01/01/2008 to 12/31/2008............................................................      36.731880            215
   01/01/2009 to 12/31/2009............................................................      42.914039            177
   01/01/2010 to 12/31/2010............................................................      46.538129            147
   01/01/2011 to 12/31/2011............................................................      46.950508            126
   01/01/2012 to 12/31/2012............................................................      51.606905            107
   01/01/2013 to 12/31/2013............................................................      60.494994             90
 MFS(R) Value Sub-Account (Class A)
   04/29/2013 to 12/31/2013............................................................       3.737850          1,618
 MFS(R) Value Sub-Account (Class A) (previously FI Value Leaders Sub-Account (Class A))
   01/01/2004 to 12/31/2004............................................................       2.678230         13,091
   01/01/2005 to 12/31/2005............................................................       2.925027         10,163
   01/01/2006 to 12/31/2006............................................................       3.230226          8,413
   01/01/2007 to 12/31/2007............................................................       3.320480          6,236
   01/01/2008 to 12/31/2008............................................................       1.999940          4,115
   01/01/2009 to 12/31/2009............................................................       2.404152          3,374
   01/01/2010 to 12/31/2010............................................................       2.717356          2,757
   01/01/2011 to 12/31/2011............................................................       2.516118          2,199
   01/01/2012 to 12/31/2012............................................................       2.873558          1,831
   01/01/2013 to 04/26/2013............................................................       3.166688              0
 MFS(R) Value Sub-Account (Class A) (previously Met/Franklin Mutual Shares
   Sub-Account (Class B))
   04/28/2008 to 12/31/2008............................................................       6.602417              0
   01/01/2009 to 12/31/2009............................................................       8.134815              0
   01/01/2010 to 12/31/2010............................................................       8.910472              0
   01/01/2011 to 12/31/2011............................................................       8.743155              0
   01/01/2012 to 12/31/2012............................................................       9.825638              0
   01/01/2013 to 04/26/2013............................................................      10.764812              0

                                                                                        AUV AT
                                                                                     BEGINNING OF
                                                                                        PERIOD
                                                                                    --------------
 MFS(R) Value Sub-Account (Class A) (previously MFS(R) Value Sub-Account (Class E))
   01/01/2004 to 12/31/2004........................................................     1.203425
   01/01/2005 to 12/31/2005........................................................     1.321295
   01/01/2006 to 12/31/2006........................................................     1.283517
   01/01/2007 to 12/31/2007........................................................     1.493445
   01/01/2008 to 12/31/2008........................................................     1.415429
   01/01/2009 to 12/31/2009........................................................     0.927051
   01/01/2010 to 12/31/2010........................................................     1.103678
   01/01/2011 to 12/31/2011........................................................     1.211421
   01/01/2012 to 12/31/2012........................................................     1.204841
   01/01/2013 to 04/26/2013........................................................     1.383459
 Morgan Stanley Mid Cap Growth Sub-Account
   05/03/2010 to 12/31/2010........................................................     1.295933
   01/01/2011 to 12/31/2011........................................................     1.505614
   01/01/2012 to 12/31/2012........................................................     1.382641
   01/01/2013 to 12/31/2013........................................................     1.490612
 Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities
   Sub-Account)
   01/01/2004 to 04/30/2004........................................................     1.136382
 Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities
   Sub-Account and before that Janus Mid Cap Sub-Account))
   01/01/2004 to 12/31/2004........................................................     1.437015
   01/01/2005 to 12/31/2005........................................................     1.656255
   01/01/2006 to 12/31/2006........................................................     1.742990
   01/01/2007 to 12/31/2007........................................................     1.918448
   01/01/2008 to 12/31/2008........................................................     2.046087
   01/01/2009 to 12/31/2009........................................................     0.899628
   01/01/2010 to 04/30/2010........................................................     1.185187
 Neuberger Berman Genesis Sub-account (Class A)
   01/01/2004 to 12/31/2004........................................................     1.610821
   01/01/2005 to 12/31/2005........................................................     1.832998
   01/01/2006 to 12/31/2006........................................................     1.883604
   01/01/2007 to 12/31/2007........................................................     2.169313
   01/01/2008 to 12/31/2008........................................................     2.066181
   01/01/2009 to 12/31/2009........................................................     1.255554
   01/01/2010 to 12/31/2010........................................................     1.401636
   01/01/2011 to 12/31/2011........................................................     1.681238
   01/01/2012 to 12/31/2012........................................................     1.754969
   01/01/2013 to 12/31/2013........................................................     1.904907
 Neuberger Berman Genesis Sub-account (Class A) (previously MLA Mid Cap
   Sub-Account (Class B))
   01/01/2004 to 12/31/2004........................................................     1.203979
   01/01/2005 to 12/31/2005........................................................     1.358861
   01/01/2006 to 12/31/2006........................................................     1.448732
   01/01/2007 to 12/31/2007........................................................     1.639116
   01/01/2008 to 12/31/2008........................................................     1.573190
   01/01/2009 to 12/31/2009........................................................     0.957591
   01/01/2010 to 12/31/2010........................................................     1.292055
   01/01/2011 to 12/31/2011........................................................     1.566132
   01/01/2012 to 12/31/2012........................................................     1.463649
   01/01/2013 to 04/26/2013........................................................     1.520243
 Oppenheimer Global Equity Sub-Account (Class B)
   05/01/2004 to 12/31/2004........................................................    12.798623
   01/01/2005 to 12/31/2005........................................................    14.768490
   01/01/2006 to 12/31/2006........................................................    16.899352
   01/01/2007 to 12/31/2007........................................................    19.399664
   01/01/2008 to 12/31/2008........................................................    20.336532
   01/01/2009 to 12/31/2009........................................................    11.925807
   01/01/2010 to 12/31/2010........................................................    16.448883
   01/01/2011 to 12/31/2011........................................................    18.813115
   01/01/2012 to 12/31/2012........................................................    17.001195
   01/01/2013 to 12/31/2013........................................................    20.323634
 Oppenheimer Global Equity Sub-Account (Class B) (previously Met/Templeton Growth
   Sub-Account (Class B))
   04/28/2008 to 12/31/2008........................................................     9.998521
   01/01/2009 to 12/31/2009........................................................     6.571545
   01/01/2010 to 12/31/2010........................................................     8.598370
   01/01/2011 to 12/31/2011........................................................     9.132809
   01/01/2012 to 12/31/2012........................................................     8.389136
   01/01/2013 to 04/26/2013........................................................    10.114581



                                                                                          AUV AT         ACCUM UNITS
                                                                                     ENDING OF PERIOD   END OF PERIOD
                                                                                    ------------------ --------------
 MFS(R) Value Sub-Account (Class A) (previously MFS(R) Value Sub-Account (Class E))
   01/01/2004 to 12/31/2004........................................................       1.321295          1,194
   01/01/2005 to 12/31/2005........................................................       1.283517          1,083
   01/01/2006 to 12/31/2006........................................................       1.493445            540
   01/01/2007 to 12/31/2007........................................................       1.415429            365
   01/01/2008 to 12/31/2008........................................................       0.927051            181
   01/01/2009 to 12/31/2009........................................................       1.103678            209
   01/01/2010 to 12/31/2010........................................................       1.211421            156
   01/01/2011 to 12/31/2011........................................................       1.204841            135
   01/01/2012 to 12/31/2012........................................................       1.383459            131
   01/01/2013 to 04/26/2013........................................................       1.569158              0
 Morgan Stanley Mid Cap Growth Sub-Account
   05/03/2010 to 12/31/2010........................................................       1.505614            159
   01/01/2011 to 12/31/2011........................................................       1.382641            117
   01/01/2012 to 12/31/2012........................................................       1.490612            110
   01/01/2013 to 12/31/2013........................................................       2.044522             94
 Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities
   Sub-Account)
   01/01/2004 to 04/30/2004........................................................       1.126280            288
 Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities
   Sub-Account and before that Janus Mid Cap Sub-Account))
   01/01/2004 to 12/31/2004........................................................       1.656255            581
   01/01/2005 to 12/31/2005........................................................       1.742990            401
   01/01/2006 to 12/31/2006........................................................       1.918448            298
   01/01/2007 to 12/31/2007........................................................       2.046087            250
   01/01/2008 to 12/31/2008........................................................       0.899628            183
   01/01/2009 to 12/31/2009........................................................       1.185187            181
   01/01/2010 to 04/30/2010........................................................       1.282944              0
 Neuberger Berman Genesis Sub-account (Class A)
   01/01/2004 to 12/31/2004........................................................       1.832998          5,774
   01/01/2005 to 12/31/2005........................................................       1.883604          4,282
   01/01/2006 to 12/31/2006........................................................       2.169313          2,938
   01/01/2007 to 12/31/2007........................................................       2.066181          2,053
   01/01/2008 to 12/31/2008........................................................       1.255554          1,372
   01/01/2009 to 12/31/2009........................................................       1.401636          1,011
   01/01/2010 to 12/31/2010........................................................       1.681238            682
   01/01/2011 to 12/31/2011........................................................       1.754969            524
   01/01/2012 to 12/31/2012........................................................       1.904907            398
   01/01/2013 to 12/31/2013........................................................       2.603370            368
 Neuberger Berman Genesis Sub-account (Class A) (previously MLA Mid Cap
   Sub-Account (Class B))
   01/01/2004 to 12/31/2004........................................................       1.358861            400
   01/01/2005 to 12/31/2005........................................................       1.448732            294
   01/01/2006 to 12/31/2006........................................................       1.639116            241
   01/01/2007 to 12/31/2007........................................................       1.573190            222
   01/01/2008 to 12/31/2008........................................................       0.957591             95
   01/01/2009 to 12/31/2009........................................................       1.292055             73
   01/01/2010 to 12/31/2010........................................................       1.566132             66
   01/01/2011 to 12/31/2011........................................................       1.463649             59
   01/01/2012 to 12/31/2012........................................................       1.520243             53
   01/01/2013 to 04/26/2013........................................................       1.648624              0
 Oppenheimer Global Equity Sub-Account (Class B)
   05/01/2004 to 12/31/2004........................................................      14.768490              1
   01/01/2005 to 12/31/2005........................................................      16.899352              7
   01/01/2006 to 12/31/2006........................................................      19.399664             17
   01/01/2007 to 12/31/2007........................................................      20.336532             24
   01/01/2008 to 12/31/2008........................................................      11.925807             16
   01/01/2009 to 12/31/2009........................................................      16.448883             16
   01/01/2010 to 12/31/2010........................................................      18.813115             13
   01/01/2011 to 12/31/2011........................................................      17.001195             13
   01/01/2012 to 12/31/2012........................................................      20.323634             11
   01/01/2013 to 12/31/2013........................................................      25.487685              6
 Oppenheimer Global Equity Sub-Account (Class B) (previously Met/Templeton Growth
   Sub-Account (Class B))
   04/28/2008 to 12/31/2008........................................................       6.571545              1
   01/01/2009 to 12/31/2009........................................................       8.598370              4
   01/01/2010 to 12/31/2010........................................................       9.132809              4
   01/01/2011 to 12/31/2011........................................................       8.389136              0
   01/01/2012 to 12/31/2012........................................................      10.114581              0
   01/01/2013 to 04/26/2013........................................................      10.754565              0

                                                                                     AUV AT
                                                                                  BEGINNING OF        AUV AT         ACCUM UNITS
                                                                                     PERIOD      ENDING OF PERIOD   END OF PERIOD
                                                                                 -------------- ------------------ --------------
 PIMCO Inflation Protection Bond Sub-Account
   05/01/2006 to 12/31/2006.....................................................   11.011996        11.123317               1
   01/01/2007 to 12/31/2007.....................................................   11.123317        12.158272               1
   01/01/2008 to 12/31/2008.....................................................   12.158272        11.168440              48
   01/01/2009 to 12/31/2009.....................................................   11.168440        13.007420              49
   01/01/2010 to 12/31/2010.....................................................   13.007420        13.829007              43
   01/01/2011 to 12/31/2011.....................................................   13.829007        15.164120              54
   01/01/2012 to 12/31/2012.....................................................   15.164120        16.325806              51
   01/01/2013 to 12/31/2013.....................................................   16.325806        14.612945              32
 PIMCO Total Return Sub-Account
   01/01/2004 to 12/31/2004.....................................................    1.169859         1.211615           6,170
   01/01/2005 to 12/31/2005.....................................................    1.211615         1.222281           4,692
   01/01/2006 to 12/31/2006.....................................................    1.222281         1.260416           3,957
   01/01/2007 to 12/31/2007.....................................................    1.260416         1.337485           2,999
   01/01/2008 to 12/31/2008.....................................................    1.337485         1.324909           2,470
   01/01/2009 to 12/31/2009.....................................................    1.324909         1.542806           2,274
   01/01/2010 to 12/31/2010.....................................................    1.542806         1.646486           1,866
   01/01/2011 to 12/31/2011.....................................................    1.646486         1.675954           1,601
   01/01/2012 to 12/31/2012.....................................................    1.675954         1.806648           1,516
   01/01/2013 to 12/31/2013.....................................................    1.806648         1.748282           1,197
 Russell 2000(R) Index Sub-Account
   01/01/2004 to 12/31/2004.....................................................    1.335704         1.547069           1,268
   01/01/2005 to 12/31/2005.....................................................    1.547069         1.592021           1,161
   01/01/2006 to 12/31/2006.....................................................    1.592021         1.846872             863
   01/01/2007 to 12/31/2007.....................................................    1.846872         1.790916             439
   01/01/2008 to 12/31/2008.....................................................    1.790916         1.171912             300
   01/01/2009 to 12/31/2009.....................................................    1.171912         1.452886             211
   01/01/2010 to 12/31/2010.....................................................    1.452886         1.814392             175
   01/01/2011 to 12/31/2011.....................................................    1.814392         1.713368             140
   01/01/2012 to 12/31/2012.....................................................    1.713368         1.961596              86
   01/01/2013 to 12/31/2013.....................................................    1.961596         2.674238              90
 T. Rowe Price Large Cap Growth Sub-Account (Class B)
   05/01/2004 to 12/31/2004.....................................................    1.119764         1.213800             379
   01/01/2005 to 12/31/2005.....................................................    1.213800         1.273345             690
   01/01/2006 to 12/31/2006.....................................................    1.273345         1.418156             357
   01/01/2007 to 12/31/2007.....................................................    1.418156         1.527073             352
   01/01/2008 to 12/31/2008.....................................................    1.527073         0.873753             412
   01/01/2009 to 12/31/2009.....................................................    0.873753         1.233030             407
   01/01/2010 to 12/31/2010.....................................................    1.233030         1.420190             350
   01/01/2011 to 12/31/2011.....................................................    1.420190         1.382477             293
   01/01/2012 to 12/31/2012.....................................................    1.382477         1.618537             276
   01/01/2013 to 12/31/2013.....................................................    1.618537         2.215908             308
 T. Rowe Price Large Cap Growth Sub-Account (Class B) (previously RCM Technology
   Sub-Account (Class B))
   01/01/2004 to 12/31/2004.....................................................    0.460681         0.434889             741
   01/01/2005 to 12/31/2005.....................................................    0.434889         0.476338             525
   01/01/2006 to 12/31/2006.....................................................    0.476338         0.495094             330
   01/01/2007 to 12/31/2007.....................................................    0.495094         0.642392             334
   01/01/2008 to 12/31/2008.....................................................    0.642392         0.352036             219
   01/01/2009 to 12/31/2009.....................................................    0.352036         0.552146             151
   01/01/2010 to 12/31/2010.....................................................    0.552146         0.695587             241
   01/01/2011 to 12/31/2011.....................................................    0.695587         0.618370             173
   01/01/2012 to 12/31/2012.....................................................    0.618370         0.683961             155
   01/01/2013 to 04/26/2013.....................................................    0.683961         0.715346               0
 T. Rowe Price Mid Cap Growth Sub-Account
   01/01/2004 to 12/31/2004.....................................................    0.613403         0.713018           3,130
   01/01/2005 to 12/31/2005.....................................................    0.713018         0.806381           2,310
   01/01/2006 to 12/31/2006.....................................................    0.806381         0.844638           3,167
   01/01/2007 to 12/31/2007.....................................................    0.844638         0.980220           2,209
   01/01/2008 to 12/31/2008.....................................................    0.980220         0.582646           1,241
   01/01/2009 to 12/31/2009.....................................................    0.582646         0.836223             901
   01/01/2010 to 12/31/2010.....................................................    0.836223         1.053407             688
   01/01/2011 to 12/31/2011.....................................................    1.053407         1.022186             590
   01/01/2012 to 12/31/2012.....................................................    1.022186         1.146390             554
   01/01/2013 to 12/31/2013.....................................................    1.146390         1.544735             459

                                                                       AUV AT
                                                                    BEGINNING OF        AUV AT         ACCUM UNITS
                                                                       PERIOD      ENDING OF PERIOD   END OF PERIOD
                                                                   -------------- ------------------ --------------
 T. Rowe Price Small Cap Growth Sub-Account
   05/01/2004 to 12/31/2004.......................................     1.242603         1.325197             28
   01/01/2005 to 12/31/2005.......................................     1.325197         1.447557             90
   01/01/2006 to 12/31/2006.......................................     1.447557         1.480039            178
   01/01/2007 to 12/31/2007.......................................     1.480039         1.599275            130
   01/01/2008 to 12/31/2008.......................................     1.599275         1.004753             88
   01/01/2009 to 12/31/2009.......................................     1.004753         1.374260             82
   01/01/2010 to 12/31/2010.......................................     1.374260         1.825815             97
   01/01/2011 to 12/31/2011.......................................     1.825815         1.827451             89
   01/01/2012 to 12/31/2012.......................................     1.827451         2.089630             97
   01/01/2013 to 12/31/2013.......................................     2.089630         2.972263             82
 Western Asset Management Strategic Bond Opportunities Sub-Account
   01/01/2004 to 12/31/2004.......................................     1.933430         2.033569         13,608
   01/01/2005 to 12/31/2005.......................................     2.033569         2.063218         10,925
   01/01/2006 to 12/31/2006.......................................     2.063218         2.138547          8,683
   01/01/2007 to 12/31/2007.......................................     2.138547         2.194786          6,608
   01/01/2008 to 12/31/2008.......................................     2.194786         1.840216          4,403
   01/01/2009 to 12/31/2009.......................................     1.840216         2.400522          3,530
   01/01/2010 to 12/31/2010.......................................     2.400522         2.669730          2,815
   01/01/2011 to 12/31/2011.......................................     2.669730         2.795757          2,266
   01/01/2012 to 12/31/2012.......................................     2.795757         3.075143          1,965
   01/01/2013 to 12/31/2013.......................................     3.075143         3.067073          1,680
 Western Asset Management U.S. Government Sub-Account
   01/01/2004 to 12/31/2004.......................................     1.597944         1.623851          7,583
   01/01/2005 to 12/31/2005.......................................     1.623851         1.629753          5,834
   01/01/2006 to 12/31/2006.......................................     1.629753         1.674873          4,314
   01/01/2007 to 12/31/2007.......................................     1.674873         1.724243          3,410
   01/01/2008 to 12/31/2008.......................................     1.724243         1.694937          2,337
   01/01/2009 to 12/31/2009.......................................     1.694937         1.744654          2,037
   01/01/2010 to 12/31/2010.......................................     1.744654         1.821281          1,571
   01/01/2011 to 12/31/2011.......................................     1.821281         1.895913          1,370
   01/01/2012 to 12/31/2012.......................................     1.895913         1.933390          1,240
   01/01/2013 to 12/31/2013.......................................     1.933390         1.893384          1,055
 MetLife Conservative Allocation Sub-Account
   05/01/2005 to 12/31/2005.......................................     9.998890        10.303196              0
   01/01/2006 to 12/31/2006.......................................    10.303196        10.865903              0
   01/01/2007 to 12/31/2007.......................................    10.865903        11.316619             10
   01/01/2008 to 12/31/2008.......................................    11.316619         9.558154              5
   01/01/2009 to 12/31/2009.......................................     9.558154        11.365529             14
   01/01/2010 to 12/31/2010.......................................    11.365529        12.340288             26
   01/01/2011 to 12/31/2011.......................................    12.340288        12.571143             26
   01/01/2012 to 12/31/2012.......................................    12.571143        13.540123             19
   01/01/2013 to 12/31/2013.......................................    13.540123        13.931117             25
 MetLife Conservative to Moderate Allocation Sub-Account
   05/01/2005 to 12/31/2005.......................................     9.998890        10.521194              3
   01/01/2006 to 12/31/2006.......................................    10.521194        11.358570             22
   01/01/2007 to 12/31/2007.......................................    11.358570        11.744566             20
   01/01/2008 to 12/31/2008.......................................    11.744566         9.084384             10
   01/01/2009 to 12/31/2009.......................................     9.084384        11.084639             18
   01/01/2010 to 12/31/2010.......................................    11.084639        12.196578             23
   01/01/2011 to 12/31/2011.......................................    12.196578        12.159587             21
   01/01/2012 to 12/31/2012.......................................    12.159587        13.370615             20
   01/01/2013 to 12/31/2013.......................................    13.370615        14.632471             35
 MetLife Moderate Allocation Sub-Account
   05/01/2005 to 12/31/2005.......................................     9.998890        10.752070             33
   01/01/2006 to 12/31/2006.......................................    10.752070        11.864211             50
   01/01/2007 to 12/31/2007.......................................    11.864211        12.212966            191
   01/01/2008 to 12/31/2008.......................................    12.212966         8.598781             92
   01/01/2009 to 12/31/2009.......................................     8.598781        10.734178             55
   01/01/2010 to 12/31/2010.......................................    10.734178        11.985154             75
   01/01/2011 to 12/31/2011.......................................    11.985154        11.662905             66
   01/01/2012 to 12/31/2012.......................................    11.662905        13.029216             56
   01/01/2013 to 12/31/2013.......................................    13.029216        15.166317             58
 MetLife Moderate to Aggressive Allocation Sub-Account
   05/01/2005 to 12/31/2005.......................................     9.998890        10.978002             23
   01/01/2006 to 12/31/2006.......................................    10.978002        12.370963              6
   01/01/2007 to 12/31/2007.......................................    12.370963        12.674050             14
   01/01/2008 to 12/31/2008.......................................    12.674050         8.112797             36
   01/01/2009 to 12/31/2009.......................................     8.112797        10.332691             51
   01/01/2010 to 12/31/2010.......................................    10.332691        11.692655             76
   01/01/2011 to 12/31/2011.......................................    11.692655        11.101034             68
   01/01/2012 to 12/31/2012.......................................    11.101034        12.636476             57
   01/01/2013 to 12/31/2013.......................................    12.636476        15.497971             55

                                                                                       AUV AT
                                                                                    BEGINNING OF
                                                                                       PERIOD
                                                                                   --------------
 MetLife Aggressive Strategy Sub-Account
   05/02/2011 to 12/31/2011.......................................................    12.197355
   01/01/2012 to 12/31/2012.......................................................    10.449544
   01/01/2013 to 12/31/2013.......................................................    12.034607
 MetLife Aggressive Strategy Sub-Account (previously MetLife Aggressive Allocation
   Sub-Account)
   05/01/2005 to 12/31/2005.......................................................     9.998890
   01/01/2006 to 12/31/2006.......................................................    11.154317
   01/01/2007 to 12/31/2007.......................................................    12.728431
   01/01/2008 to 12/31/2008.......................................................    12.967316
   01/01/2009 to 12/31/2009.......................................................     7.618288
   01/01/2010 to 12/31/2010.......................................................     9.882922
   01/01/2011 to 04/29/2011.......................................................    11.280368
 SSgA Growth ETF Sub-Account
   05/01/2006 to 12/31/2006.......................................................    10.707472
   01/01/2007 to 12/31/2007.......................................................    11.422896
   01/01/2008 to 12/31/2008.......................................................    11.902093
   01/01/2009 to 12/31/2009.......................................................     7.870891
   01/01/2010 to 12/31/2010.......................................................    10.024997
   01/01/2011 to 12/31/2011.......................................................    11.290529
   01/01/2012 to 12/31/2012.......................................................    10.902269
   01/01/2013 to 12/31/2013.......................................................    12.372127
 SSgA Growth and Income ETF Sub-Account
   05/01/2006 to 12/31/2006.......................................................    10.516543
   01/01/2007 to 12/31/2007.......................................................    11.167932
   01/01/2008 to 12/31/2008.......................................................    11.612201
   01/01/2009 to 12/31/2009.......................................................     8.585165
   01/01/2010 to 12/31/2010.......................................................    10.578000
   01/01/2011 to 12/31/2011.......................................................    11.713478
   01/01/2012 to 12/31/2012.......................................................    11.679350
   01/01/2013 to 12/31/2013.......................................................    13.001985
 American Funds Bond Sub-Account
   05/01/2006 to 12/31/2006.......................................................    14.560847
   01/01/2007 to 12/31/2007.......................................................    15.263925
   01/01/2008 to 12/31/2008.......................................................    15.520310
   01/01/2009 to 12/31/2009.......................................................    13.845478
   01/01/2010 to 12/31/2010.......................................................    15.343360
   01/01/2011 to 12/31/2011.......................................................    16.072959
   01/01/2012 to 12/31/2012.......................................................    16.783999
   01/01/2013 to 12/31/2013.......................................................    17.403721
 American Funds Global Small Capitalization Sub-Account
   01/01/2004 to 12/31/2004.......................................................     1.618923
   01/01/2005 to 12/31/2005.......................................................     1.925838
   01/01/2006 to 12/31/2006.......................................................     2.375872
   01/01/2007 to 12/31/2007.......................................................     2.900704
   01/01/2008 to 12/31/2008.......................................................     3.466071
   01/01/2009 to 12/31/2009.......................................................     1.585284
   01/01/2010 to 12/31/2010.......................................................     2.516436
   01/01/2011 to 12/31/2011.......................................................     3.031619
   01/01/2012 to 12/31/2012.......................................................     2.412378
   01/01/2013 to 12/31/2013.......................................................     2.805424
 American Funds Growth-Income Sub-Account
   01/01/2004 to 12/31/2004.......................................................     8.629786
   01/01/2005 to 12/31/2005.......................................................     9.373505
   01/01/2006 to 12/31/2006.......................................................     9.763169
   01/01/2007 to 12/31/2007.......................................................    11.069431
   01/01/2008 to 12/31/2008.......................................................    11.442093
   01/01/2009 to 12/31/2009.......................................................     6.998060
   01/01/2010 to 12/31/2010.......................................................     9.038552
   01/01/2011 to 12/31/2011.......................................................     9.911591
   01/01/2012 to 12/31/2012.......................................................     9.576075
   01/01/2013 to 12/31/2013.......................................................    11.070735
 American Funds Growth Sub-Account
   01/01/2004 to 12/31/2004.......................................................    11.089070
   01/01/2005 to 12/31/2005.......................................................    12.276345
   01/01/2006 to 12/31/2006.......................................................    14.038347
   01/01/2007 to 12/31/2007.......................................................    15.227786
   01/01/2008 to 12/31/2008.......................................................    16.835174
   01/01/2009 to 12/31/2009.......................................................     9.282170
   01/01/2010 to 12/31/2010.......................................................    12.735065
   01/01/2011 to 12/31/2011.......................................................    14.874351
   01/01/2012 to 12/31/2012.......................................................    14.012637
   01/01/2013 to 12/31/2013.......................................................    16.256137



                                                                                         AUV AT         ACCUM UNITS
                                                                                    ENDING OF PERIOD   END OF PERIOD
                                                                                   ------------------ --------------
 MetLife Aggressive Strategy Sub-Account
   05/02/2011 to 12/31/2011.......................................................      10.449544              5
   01/01/2012 to 12/31/2012.......................................................      12.034607              5
   01/01/2013 to 12/31/2013.......................................................      15.376710              5
 MetLife Aggressive Strategy Sub-Account (previously MetLife Aggressive Allocation
   Sub-Account)
   05/01/2005 to 12/31/2005.......................................................      11.154317              0
   01/01/2006 to 12/31/2006.......................................................      12.728431              5
   01/01/2007 to 12/31/2007.......................................................      12.967316              6
   01/01/2008 to 12/31/2008.......................................................       7.618288              2
   01/01/2009 to 12/31/2009.......................................................       9.882922              7
   01/01/2010 to 12/31/2010.......................................................      11.280368              7
   01/01/2011 to 04/29/2011.......................................................      12.233901              0
 SSgA Growth ETF Sub-Account
   05/01/2006 to 12/31/2006.......................................................      11.422896              0
   01/01/2007 to 12/31/2007.......................................................      11.902093              0
   01/01/2008 to 12/31/2008.......................................................       7.870891              0
   01/01/2009 to 12/31/2009.......................................................      10.024997              4
   01/01/2010 to 12/31/2010.......................................................      11.290529             12
   01/01/2011 to 12/31/2011.......................................................      10.902269              9
   01/01/2012 to 12/31/2012.......................................................      12.372127             10
   01/01/2013 to 12/31/2013.......................................................      14.412193             10
 SSgA Growth and Income ETF Sub-Account
   05/01/2006 to 12/31/2006.......................................................      11.167932              0
   01/01/2007 to 12/31/2007.......................................................      11.612201              0
   01/01/2008 to 12/31/2008.......................................................       8.585165              0
   01/01/2009 to 12/31/2009.......................................................      10.578000             37
   01/01/2010 to 12/31/2010.......................................................      11.713478             37
   01/01/2011 to 12/31/2011.......................................................      11.679350             37
   01/01/2012 to 12/31/2012.......................................................      13.001985             51
   01/01/2013 to 12/31/2013.......................................................      14.486441             17
 American Funds Bond Sub-Account
   05/01/2006 to 12/31/2006.......................................................      15.263925              4
   01/01/2007 to 12/31/2007.......................................................      15.520310             37
   01/01/2008 to 12/31/2008.......................................................      13.845478             33
   01/01/2009 to 12/31/2009.......................................................      15.343360             38
   01/01/2010 to 12/31/2010.......................................................      16.072959             25
   01/01/2011 to 12/31/2011.......................................................      16.783999             19
   01/01/2012 to 12/31/2012.......................................................      17.403721             18
   01/01/2013 to 12/31/2013.......................................................      16.757799              9
 American Funds Global Small Capitalization Sub-Account
   01/01/2004 to 12/31/2004.......................................................       1.925838            864
   01/01/2005 to 12/31/2005.......................................................       2.375872            908
   01/01/2006 to 12/31/2006.......................................................       2.900704          1,389
   01/01/2007 to 12/31/2007.......................................................       3.466071          1,153
   01/01/2008 to 12/31/2008.......................................................       1.585284            620
   01/01/2009 to 12/31/2009.......................................................       2.516436            538
   01/01/2010 to 12/31/2010.......................................................       3.031619            430
   01/01/2011 to 12/31/2011.......................................................       2.412378            321
   01/01/2012 to 12/31/2012.......................................................       2.805424            246
   01/01/2013 to 12/31/2013.......................................................       3.541667            224
 American Funds Growth-Income Sub-Account
   01/01/2004 to 12/31/2004.......................................................       9.373505          1,145
   01/01/2005 to 12/31/2005.......................................................       9.763169            953
   01/01/2006 to 12/31/2006.......................................................      11.069431            767
   01/01/2007 to 12/31/2007.......................................................      11.442093            647
   01/01/2008 to 12/31/2008.......................................................       6.998060            462
   01/01/2009 to 12/31/2009.......................................................       9.038552            299
   01/01/2010 to 12/31/2010.......................................................       9.911591            199
   01/01/2011 to 12/31/2011.......................................................       9.576075            158
   01/01/2012 to 12/31/2012.......................................................      11.070735            139
   01/01/2013 to 12/31/2013.......................................................      14.544951            137
 American Funds Growth Sub-Account
   01/01/2004 to 12/31/2004.......................................................      12.276345            905
   01/01/2005 to 12/31/2005.......................................................      14.038347            783
   01/01/2006 to 12/31/2006.......................................................      15.227786            672
   01/01/2007 to 12/31/2007.......................................................      16.835174            521
   01/01/2008 to 12/31/2008.......................................................       9.282170            370
   01/01/2009 to 12/31/2009.......................................................      12.735065            304
   01/01/2010 to 12/31/2010.......................................................      14.874351            201
   01/01/2011 to 12/31/2011.......................................................      14.012637            143
   01/01/2012 to 12/31/2012.......................................................      16.256137            125
   01/01/2013 to 12/31/2013.......................................................      20.814004            105



                          Discontinued Eligible Funds

     Effective as of April 28, 2014:

     Met Investors Series Trust: ClearBridge Aggressive Growth Portfolio II (Class B) (formerly Janus Forty Portfolio) merged into Met Investors Series
Trust: ClearBridge Aggressive Growth Portfolio (Class A); and

     Met Investors Series Trust: MetLife Growth Strategy Portfolio (Class B) merged into Metropolitan Series Fund: MetLife Asset Allocation 80 Portfolio (Class B) (formerly MetLife Moderate to Aggressive Allocation Portfolio).

     For additional information about Eligible Fund mergers and substitutions, please see "Investment Advice" in the Statement of Additional Information.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT


                             AMERICAN GROWTH SERIES


                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS


                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY



                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)



                                 APRIL 28, 2014


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses dated April 28, 2014 and May 1, 2000 (as annually supplemented) and should be read in conjunction therewith. In addition, this Statement of Additional Information relates to the American Growth Series-I Prospectus dated May 1, 2000, as supplemented annually. A copy of these Prospectuses and supplements may may be obtained by writing to MetLife Investors Distribution Company, 1095 Avenue of the Americas, New York, NY 10036.

                              TABLE OF CONTENTS

                                                                        PAGE
                                                                      ------
THE COMPANY AND THE VARIABLE ACCOUNT...............................   II-3
SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS........   II-3
INVESTMENT ADVICE..................................................   II-3
DISTRIBUTION OF THE CONTRACTS......................................   II-7
CALCULATION OF PERFORMANCE DATA....................................   II-8
CALCULATION OF YIELDS..............................................   II-9
NET INVESTMENT FACTOR..............................................   II-10
ANNUITY PAYMENTS...................................................   II-11
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS...............   II-13
HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS.................   II-13
THE FIXED ACCOUNT..................................................   II-14
TAX STATUS OF THE CONTRACTS........................................   II-15
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......................   II-15
LEGAL MATTERS......................................................   II-16
FINANCIAL STATEMENTS...............................................   1

                      THE COMPANY AND THE VARIABLE ACCOUNT

     The New England Variable Annuity Separate Account (the "Variable Account") is a separate account of New England Life Insurance Company ("The Company" or "NELICO"). The Variable Account was established on July 1, 1994. The most recent version of the Contracts was first made available in August 1998. The Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.

     MetLife entered into a net worth maintenance agreement with the Company at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause the Company to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2007, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and the Company entered into the agreement in part to enhance and maintain the financial strength of the Company as set forth in the agreement. Creditors of the Company (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of the Company with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to the Company. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.


          SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS

     The Company maintains the books and records of the Variable Account and provides issuance and other administrative services for the Contracts.


                               INVESTMENT ADVICE

     The Variable Account invests in the Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), the Met Investors Series Trust, and other, unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") as the Adviser to the Metropolitan Fund and the Met Investors Series Trust, may, from time to time, replace the subadviser of a Portfolio with a new subadviser. A number of subadviser changes have been made with respect to the Portfolios in which the Variable Account invests.

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment Adviser to the Portfolios of the Metropolitan Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment Adviser for all Portfolios of the Metropolitan Fund. On May 1, 2009, MetLife Advisers became the investment adviser to the Portfolios of the Met Investors Series Trust.

     MetLife Advisers was also the investment Adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Metropolitan Fund. MetLife Advisers had been the Adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (formerly known as the State Street Research Money Market Portfolio and currently known as the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (formerly known as the State Street Research Bond Income Portfolio and currently known as the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (formerly, the Westpeak Growth and Income Series, which was formerly the FI Structured Equity Portfolio, and currently known as the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series and the Loomis Sayles Avanti Growth Series (currently known as the Harris Oakmark Focused Value Portfolio), MetLife Advisers became the Adviser on May 1, 1995.

     Met Investors Advisory (formerly known as Met Investors Advisory Corp., which was formerly known as Security First Investment Management) became the Investment Adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001. On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers.

     The following is the subadviser history of the Metropolitan Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

     The subadviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio, which was formerly the Westpeak Growth and Income Series, which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the subadviser. The subadviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly, the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly, the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the subadviser; BlackRock Advisors, Inc. became the subadviser on January 31, 2005; and BlackRock Advisors, LLC became the subadviser on September 28, 2006. The subadviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series, which was formerly the Goldman Sachs Midcap Value Series, which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the subadviser; Harris Associates L.P. became the subadviser on May 1, 2000. The subadviser to the Balanced Portfolio (which was merged into the MFS(Reg. TM) Total Return Portfolio of the Metropolitan Fund on April 30, 2004, and was formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the subadviser. The subadviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly, the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the subadviser; BlackRock Advisors, Inc. became the subadviser on January 31, 2005; and BlackRock Advisors, LLC became the subadviser on September 28, 2006.

     On April 30, 2004, the MFS(Reg. TM) Research Managers Portfolio merged with and into the MFS(Reg. TM) Investors Trust Portfolio.

     On April 28, 2006 the MFS(Reg. TM) Investors Trust Portfolio of the Metropolitan Fund merged with and into the Legg Mason Value Equity Portfolio of the Met Investors Series Trust.

     The following is the subadviser history of the remaining Metropolitan Fund
Portfolios:

     Metropolitan Life Insurance Company became the subadviser to the Lehman Brothers(Reg. TM) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(Reg. TM) Index Portfolio and the Russell 2000(Reg. TM) Index Portfolio on May 1, 2001 until April 30, 2007 when MetLife Investment Advisors Company, LLC became the subadviser. The subadviser to the FI International Stock Portfolio (formerly, the Putnam International Stock Portfolio, which was formerly the Santander International Stock Portfolio), was Santander Global Advisors, Inc. until January 24, 2000 when Putnam Investment Management, LLC became the subadviser until December 16, 2003, when Fidelity Management & Research Company became the subadviser. The sub-adviser for Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio was Fidelity Management & Research Company until January 7, 2008 when Julius Baer Investment Management LLC became the sub-adviser to Julius Baer International Stock Portfolio.

     On April 28, 2003, the Janus Growth Portfolio of the Metropolitan Fund merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.

     On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio, which was immediately renamed the FI Mid Cap Opportunities Portfolio and prior to May 1, 2004, Janus Capital Management LLC was the subadviser to this Portfolio. Immediately following the merger, Fidelity Management & Research Company replaced Janus Capital Management LLC as the subadviser to the FI Mid Cap Opportunities Portfolio. On April 28, 2008, Pyramis Global Advisors, LLC replaced its affiliate Fidelity Management & Research Company as subadviser.

     The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the BlackRock Strategic Value Portfolio (formerly, the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Large Cap Portfolio (formerly, the BlackRock Investment Trust Portfolio which was formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser; and BlackRock Advisors, LLC became the subadviser on September 28, 2006. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On January 7, 2008 MFS(Reg. TM) Value Portfolio replaced Harris Oakmark Large Cap Value Portfolio and Massachusetts Financial Services Company became the sub-adviser. On April 28, 2008, Clarion Global Real Estate Portfolio replaced Neuberger Berman Real Estate Sub-Account and INC Clarion Real Estate Services, L.P. became the sub-adviser.

     On April 29, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into Jennison Growth Portfolio.

     The subadviser to the Western Asset Management U.S. Government Portfolio (formerly, Salomon Brothers U.S. Government Portfolio) and the Western Asset Management Strategic Bond Opportunities Portfolio (formerly, Salomon Brothers Strategic Bond Opportunities) was Salomon Brothers Asset Management until May 1, 2006, when Western Asset Management Company became the subadviser.

     On January 7, 2008, FI International Stock Portfolio changed its name to Julius Baer International Stock Portfolio. Also on January 7, 2008, Julius Baer Investment Management LLC replaced Fidelity Management & Research Company as subadviser.

     On or about April 30, 2007, the BlackRock Large Cap Portfolio (formerly, the BlackRock Investment Trust Portfolio which was formerly, the State Street Research Investment Trust Portfolio) of the Metropolitan Fund merged with and into the BlackRock Large-Cap Core Portfolio of the Met Investors Series Trust.

     Effective February 1, 2012 Baillie Gifford Overseas Limited replaced Artio Global Management, LLC as subadviser and Artio International Stock Portfolio changed its name to Baillie Gifford International Stock Portfolio.

     On or about April 30, 2012 Morgan Stanley EAFE(Reg. TM) Index changed its name to MSCI EAFE(Reg. TM) Index Portfolio.

     On or about April 30, 2012 Oppenheimer Capital Appreciation Portfolio of the Met Investor Series Trust merged with and into Jennison Growth Portfolio of the Metropolitan Fund. Jennison Associates LLC replaced Oppenheimer Funds, Inc. as subadviser.

     The following is the Adviser (i.e., the "subadviser") history of the Met Investors Series Trust:

     The subadviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS(Reg. TM) Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until January 1, 2003, when T. Rowe Price Associates, Inc. became the subadviser. The subadviser to the Harris Oakmark International Portfolio (formerly, State Street Research Concentrated International Portfolio) was State Street Research & Management Company until December 31, 2002 and Harris Associates L.P. became the subadviser effective January 1, 2003.

     The subadviser to the RCM Technology Portfolio (formerly the RCM Global Technology Portfolio which was formerly, the PIMCO PEA Innovation Portfolio, which was formerly the PIMCO Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the subadviser.

     The subadviser to the Lazard Mid-Cap Portfolio (formerly, Met/AIM Mid-Cap Core Equity Portfolio) was AIM Capital Management, Inc. until December 19, 2005, when Lazard Asset Management LLC became the subadviser.

     The subadviser to the Legg Mason Partners Aggressive Growth Portfolio (formerly the Legg Mason Aggressive Growth Portfolio, which was formerly, the Janus Aggressive Growth Portfolio, which was formerly the Janus Growth Portfolio) was Janus Capital Management LLC until October 1, 2006 when Clearbridge Advisors, LLC became the subadviser.

     On September 2, 2008, Cyclical Growth and Income ETF Portfolio changed its name to SSgA Growth and Income ETF and Cyclical Growth ETF Portfolio changed its name to SSgA Growth ETF Portfolio. Also on September 2, 2008, SSgA Funds Management, Inc. replaced Franklin Advisers, Inc. as subadviser.

     On May 1, 2009, Lehman Brothers> Aggregate Bond Index Portfolio changed its name to Barclays Capital Aggregate Bond Index Portfolio, Julius Baer International Stock Portfolio changed its name to Artio International Stock Portfolio, Loomis Sayles Small Cap Portfolio changed its name to Loomis Sayles Small Cap Core Portfolio, Franklin Templeton Small Cap Growth Portfolio changed its name to Loomis Sayles Small Cap Growth Portfolio and Harris Oakmark Focused Value Portfolio changed its name to Met/Artisan Mid Cap Value Portfolio.

     Effective May 1, 2009, FI Large Cap Portfolio merged into BlackRock Legacy Large Cap Growth Portfolio.

     On May 1, 2010, Met/AIM Small Cap Growth Portfolio changed its name to Invesco Small Cap Growth Portfolio, Legg Mason Partners Aggressive Growth Portfolio changed its name to Legg Mason ClearBridge Aggressive Growth Portfolio and BlackRock Strategic Value Portfolio changed its name to Neuberger Berman Genesis Portfolio.

     Effective May 1, 2010, FI Mid Cap Opportunities Portfolio merged into Morgan Stanley Mid Cap Growth Portfolio.

     Effective April 29, 2011, Legg Mason Value Equity Portfolio (Class B) shares merged into Legg Mason ClearBridge Aggressive Portfolio (Class B) shares.

     Effective April 29, 2011, Legg Mason Value Equity Portfolio (Class E) shares merged into Legg Mason ClearBridge Aggressive Portfolio (Class E) shares.

     Effective April 29, 2011, MetLife Aggressive Allocation Portfolio merged into MetLife Aggressive Strategy Portfolio.

     Effective January 12, 2012, Lord, Abbett & Co. LLC replaced Neuberger Berman Management LLC as the subadviser and the Neuberger Berman Mid Cap Value Portfolio changed its name to Lord Abbett Mid Cap Value Portfolio. On or about April 30, 2012, Lord Abbett Mid Cap Value Portfolio of the Metropolitan Fund merged with and into the Lord Abbett Mid Cap Value Portfolio of Met Investors Series Trust.

     Effective July 1, 2011, the subadviser of the Clarion Global Real Estate Portfolio, ING Clarion Real Estate Securities LLC, changed its name to CBRE Clarion Securities LLC.

     Effective April 29, 2013, Legg Mason ClearBridge Aggressive Growth Portfolio changed its name to ClearBridge Aggressive Growth Portfolio.

     Effective April 29, 2013, BlackRock Aggressive Growth Portfolio changed its name to Frontier Mid Cap Growth Portfolio.

     On or about November 26, 2012, Lazard Mid Cap Portfolio changed its name to MLA Mid Cap Portfolio.

     On or about January 7, 2013, BlackRock Aggressive Growth Portfolio changed its name to Frontier Mid Cap Growth Portfolio.

     Effective April 29, 2013, Barclays Capital Aggregate Bond Index Portfolio changed its name to Barclays Aggregate Bond Index Portfolio.

     Effective April 29, 2013, FI Value Leaders Portfolio merged into MFS(Reg.
TM) Value Portfolio.

     Effective April 29, 2013, Met/Franklin Mutusl Shares Portfolio merged into Loomis Sayles Global Markets Portfolio.

     Effective April 29, 2013, Met/Franklin Templeton Founding Strategy Portfolio merged into MetLife Growth Strategy Portfolio.

     Effective April 29, 2013, MLA Mid Cap Portfolio merged into Neuberger Berman Genesis Portfolio.

     Effective April 29, 2013, RCM Technology Portfolio merged into T. Rowe Price Large Cap Growth Portfolio.

     Effective April 29, 2013, Oppenheimer Global Equity Portfolio merged into Met/Templeton Growth Portfolio changed its name to Oppenheimer Global Equity Portfolio.


     Effective April 28, 2014, Janus Forty Portfolio changed its name to ClearBridge Aggressive Growth Portfolio II. Then ClearBridge Aggressive Growth Portfolio II merged into ClearBridge Aggressive Growth Portfolio.

     Effective April 28, 2014, MetLife Growth Strategy Portfolio merged into MetLife Asset Allocation 80 Portfolio.

     Effective April 28, 2014, Lord Abbett Mid Cap Value Portfolio changed its name to Invesco Mid Cap Value Portfolio.

     Effective April 28, 2014, MetLife Aggressive Strategy Portfolio changed its name to MetLife Asset Allocation 100 Portfolio.

     Effective April 28, 2014, MetLife Conservative Allocation Portfolio changed its name to MetLife Asset Allocation 20 Portfolio.

     Effective April 28, 2014, MetLife Conservative to Moderate Allocation Portfolio changed its name to MetLife Asset Allocation 40 Portfolio.

     Effective April 28, 2014, MetLife Moderate Allocation Portfolio changed its name to MetLife Asset Allocation 60 Portfolio.

     Effective April 28, 2014, MetLife Moderate to Aggressive Allocation Portfolio changed its name to MetLife Asset Allocation 80 Portfolio.

     Effective April 28, 2014, BlackRock Diversified Portfolio changed its name to WMC Balanced Portfolio.

     Effective April 28, 2014, Davis Venture Value Portfolio changed its name to WMC Core Equity Opportunities Portfolio.

     Effective April 28, 2014, BlackRock Large Cap Core Portfolio changed its name to WMC Large Cap Research Portfolio.


                         DISTRIBUTION OF THE CONTRACTS

     The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

     MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the contracts. Distributor is a Missouri corporation and its home office is located at 1095 Avenue of the Americas, New York, NY 10036. In December 2004, MetLife Investors Distribution Company, which was then a Delaware corporation, was merged into General American Distributors, Inc., and the name of the surviving corporation was changed to MetLife Investors Distribution Company. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority ("FINRA"). Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

     Distributor received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

                                     AGGREGATE AMOUNT
                                      OF COMMISSIONS
                                        RETAINED BY
                                     DISTRIBUTOR AFTER
                  AGGREGATE AMOUNT      PAYMENTS TO
                   OF COMMISSIONS     ITS REGISTERED
                       PAID TO          PERSONS AND
FISCAL YEAR         DISTRIBUTOR*       SELLING FIRMS
---------------- ------------------ ------------------
   2011..........$11,786,907        $0
   2012..........$11,265,230        $0
   2013..........$ 8,288,569        $0


-------------
*     Includes sales compensation paid to registered persons of Distributor.

     Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, under the distribution agreement with Distributor, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Distributor's operating and other expenses.


                        CALCULATION OF PERFORMANCE DATA
                          AVERAGE ANNUAL TOTAL RETURN


     We may provide illustrations of hypothetical average annual total returns for each Sub-Account, based on the actual investment experience of the Sub-Accounts, the Metropolitan Fund, the Met Investors Series Trust and the American Funds Insurance Series. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE. Average annual total returns will be provided for a sub-account for 1, 5 and 10 years, or for a shorter period, if applicable.

     We base calculations of Average Annual Total Return on the assumption that a single investment of $1,000 was made at the beginning of each period shown. The returns do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the average annual total returns.

     The Average Annual Total Return is related to Surrender Value and is calculated as follows. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each Sub-Account at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The total number of units held under the Contract at the beginning of the last Contract Year covered by the period shown is multiplied by the Accumulation Unit Value at the end of the last Contract Year covered by the period shown to arrive at the Contract Value on that date. This Contract Value is then reduced by the applicable Contingent Deferred Sales Charge and by a factor that reflects the portion of the $30 Administration Contract Charge which would be deducted upon surrender at the end of the last Contract Year in the period to arrive at the Surrender Value. The Average Annual Total Return is the annual compounded rate of return which would produce the Surrender Value on that date. In other words, the Average Annual Total Return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the Surrender Value at the end of the period. The Accumulation Unit Values used for this purpose reflect an average per unit charge for the $30 Administration Contract Charge. The Average Annual Total Returns assume that no premium tax charge has been deducted.

     Sub-Account Average Annual Total Return, which is calculated in accordance with the SEC standardized formula, uses the inception date of the Sub-Account through which the Eligible Fund is available. Fund total return adjusted for Contract charges, which is non-standard performance, uses the inception date of the Eligible Fund, and therefore may reflect periods prior to the availability of the corresponding Sub-Account under the Contract. For non-standard performance, if there is a partial year included in the reporting period, we reflect only a pro rata portion of the average per unit Administration Contract Charge factor for that partial year. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

     Certain portfolios of the Metropolitan Fund and Met Investors Series have been managed previously by different investment advisers or investment subadvisers. Accordingly, performance may reflect the management of previous advisers or subadvisers. For prior advisory and subadvisory history see "INVESTMENT ADVICE" on page II-3.

     As discussed in the prospectus in the section entitled "Investment Performance Information", the Variable Account may illustrate historical investment performance by showing the Percentage Change in Unit Value and the Annual Effective Rate of Return of each Sub-Account of the Variable Account for every calendar year since inception of the corresponding Eligible Funds to the date of the illustration and for the ten, five and one year periods ending with the date of the illustration. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual $30 Administration Contract Charge. The method of calculating the Percentage Change in Unit Value is described in the prospectus under "Investment Performance Information." The Annual Effective Rate of Return in these illustrations is calculated by dividing the Unit Value at the end of the period by the Unit Value at the beginning of the period, raising this quantity to the power of 1/n (where n is the number of years in the period), and then subtracting 1.

     We may also show daily Unit Values for each Sub-Account in advertising and sales literature, including our website.


                             CALCULATION OF YIELDS


MONEY MARKET YIELD

     From time to time, we may quote in advertisements and sales literature the current yield for the BlackRock Money Market Sub-Account for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Eligible Fund or on its respective portfolio securities. The current yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit at the beginning of the period, (b) dividing such net change in Sub-Account value by the Sub-Account value at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in Sub-Account value reflects: (1) net income from the Eligible Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Variable Account annual expense charge (1.40%); and (2) the annual $30 Administration Contract Charge. For purposes of calculating current yield for a Contract, an average per unit Administration Contract Charge is used.

     The current yield will be calculated according to the following formula:
                   Current Yield = ((NCF - ES)/UV) x (365/7)


     Where:

     NCF = the net change in the value of the Eligible Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES = per unit expenses for the hypothetical account for the 7-day period.

     UV = the unit value on the first day of the 7-day period.

     We may also quote the effective yield of the BlackRock Money Market Sub-Account for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:
                Effective Yield = (1 + ((NCF - ES)/UV))365/7 - 1


     Where:

     NCF = the net change in the value of the Eligible Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES = per unit expenses of the hypothetical account for the 7-day period.

     UV = the unit value for the first day of the 7-day period.

     Because of the charges and deductions imposed under the Contract, the yield for the Money Market Sub-Account will be lower than the yield for the corresponding underlying Eligible Fund. The yields on amounts held in the BlackRock Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Sub-Account is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Eligible Fund, the types and qualities of portfolio securities held by the Eligible Fund, and the Eligible Fund's operating expenses. Yields on amounts held in the BlackRock Money Market Sub-Account may also be presented for periods other than a 7-day period.


OTHER SUB-ACCOUNT YIELDS

     From time to time, we may quote in sales literature or advertisements the current annualized yield of one or more of the Sub-Accounts (other than the BlackRock Money Market Sub-Account) for a Contract for a 30-day or one-month period. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the Sub-Account during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing the net investment income of the Eligible Fund attributable to the Sub-Account units less Sub-Account expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Variable Account annual expense charge (1.40%); and (2) the annual $30 Administration Contract Charge. For purposes of calculating the 30-day or one-month yield, an average per unit Administration Contract Charge is used.

     The 30-day or one-month yield is calculated according to the following formula:
                Yield = 2 x ((((NI - ES)/(U x UV)) + 1)(6) - 1)


     Where:

   NI = net investment income of the Eligible Fund for the 30-day or one-month period attributable to the Sub-Account's units.

     ES = expenses of the subaccount for the 30-day or one-month period.

     U = the average number of units outstanding.

     UV = the Accumulation Unit Value at the close of the last day in the 30-day or one-month period.

     Because of the charges and deductions imposed under the Contracts, the yield for the BlackRock Money Market Sub-Account will be lower than the yield for the corresponding Eligible Fund. The yield on the amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-Account's actual yield is affected by the types and quality of portfolio securities held by the corresponding Eligible Fund, and its operating expenses.


                             NET INVESTMENT FACTOR

     The Company determines the net investment factor ("Net Investment Factor") any subaccount for on each day on which the New York Stock Exchange is open for trading as follows:

   (1) The Company takes the net asset value per share of the Eligible Fund held in the subaccount determined as of the close of regular trading on the New York Stock Exchange on a particular day;

   (2) Next, the Company adds the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day.

   (3) This total amount is then divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day.

   (4) Finally, the Company subtracts the daily charges for the Administration Asset Charge and Mortality and Expense Risk Charge since the close of regular trading on the New York Stock Exchange on the preceding trading day. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" in the prospectus.) On an annual basis, the total deduction for such charges equals 1.40% of the daily net asset value of the Variable Account.


                                ANNUITY PAYMENTS

     At annuitization, the Contract Value is applied toward the purchase of variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Fund(s) selected.

     When a variable annuity payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the initial payment. We will fix the annuity payments in amount and duration by the annuity payment option selected, and by the age and sex of the Payee. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the longer life expectancy of the female Payee. If the Contract Owner has selected an annuity payment option that guarantees that payments will be made for a certain number of years regardless of whether the Payee remains alive, the Contract Value will purchase lower periodic benefits than under a life contingent option. For contracts issued in situations involving an employer-sponsored plan subject to ERISA, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee.

     The amount of the initial payment is determined by applying the applicable annuity purchase rate to the amount applied from each sub-account to provide the annuity. This initial payment is converted into annuity units, the number of which remains constant. Each annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each sub-account will change from day to day depending upon the investment performance of the sub-account, which in turn depends upon the investment performance of the Eligible Fund in which the sub-account invests.

     The selection of an assumed investment return ("Assumed Investment Return") will affect both the initial payment and the amount by which subsequent payments increase or decrease. The initial payment is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Investment Return. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Investment Return, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Investment Return, then the next payment will be smaller than the preceding payment.

     Unless otherwise provided, the Assumed Investment Return will be at an annual effective rate of 3.5%. You may select as an alternative an Assumed Investment Return equal to an annual effective rate of 5%, if allowed by applicable law or regulation. A higher Assumed Investment Return will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the Assumed Investment Return, and a more rapid drop in subsequent payments when the actual net investment performance is less than the Assumed Investment Return. A lower Assumed Investment Return will produce a lower first payment, a more rapidly rising series of subsequent payments when the actual net investment performance exceeds the Assumed Investment Return, and a less rapid drop in subsequent payments when the actual net investment performance is less than the Assumed Investment Return.

     The number of annuity units credited under a variable payment option is determined as follows:

   (1) The Contract proceeds are applied at the Company's annuity purchase rates for the selected Assumed Investment Return to determine the initial payment. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Contingent Deferred Sales Charge, Administration Contract Charge, premium tax charge, and/or any outstanding loan plus accrued interest, as described in the prospectus.)

   (2) The number of annuity units is determined by dividing the amount of the initial payment by the applicable annuity unit value(s) next determined following the date of application of proceeds.

     The dollar amount of the initial payment will be determined as described above. The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined no more than 14 days before the payment is due.

     The value of an annuity unit for each sub-account depends on the Assumed Investment Return and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. The Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Mortality and Expense Risk Charge and Administration Asset Charge. (See "Net Investment Factor" above.)

     The annuity unit value for each sub-account is equal to the corresponding annuity unit value for the sub-account previously determined multiplied by the applicable Net Investment Factor for that sub-account for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor ("Assumed Interest Factor") for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract's annual Assumed Investment Return. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract's Assumed Investment Return. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Investment Return, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Investment Return, the annuity unit value will decrease. At an Assumed Investment Return of 3.5%, the Assumed Interest Factor is .9999058. The Assumed Interest Factor for a 5% Assumed Investment Return is computed on a consistent basis.

     Transfers among the variable subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, so that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

              HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

     We may provide illustrations to show how variable annuity payments under the Contract change with investment performance over an extended period of time. The illustrations show how annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of return of up to 10%. One of the gross rates illustrated is 0%. The values would be different from those shown if the actual returns averaged the illustrated rates but fluctuated over and under those averages throughout the years.

     The illustrations reflect the Contract charges applicable to the Contract and take into account the Eligible Funds' management fees and other operating expenses. The annuity payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "FEDERAL INCOME TAX CONSIDERATIONS".

     When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and an assumed interest rate. If the Assumed Investment Return is 3.5%, then actual performance greater than 3.5% per year will result in increasing annuity income payments and actual performance less than 3.5% per year will result in decreasing annuity income payments. The Company offers an alternative Assumed Investment Return of 5% from which you may select. Fixed annuity income payments remain constant. Initial annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.

     The illustrations may show the income payments for more than one hypothetical constant Assumed Investment Return. Of course, actual investment performance will not be constant and may be volatile. Actual income amounts would differ from those illustrated if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years.

     As noted in the prospectus under "Investment Performance Information", we may also illustrate the growth and value of a specified purchase payment or payments prior to annuitization based on hypothetical returns. In these illustrations we may use any assumed gross annual rate up to 12%.


               HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

     We may also provide illustrations to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. In comparison with hypothetical illustrations based on a uniform annual rate of return, these illustrations use historical annual returns to illustrate that annuity income payments vary over time based on fluctuations in annual returns.

     The illustrations reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of 1.30% (1.55% for certain sub-accounts) and the daily administrative charge which is equivalent to an annual charge of 0.10%. The amounts shown also take into account the actual Eligible Funds' management fees and operating expenses. Actual fees and expenses of the Eligible Funds associated with your Contract may be more or less than the historical fees, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The annuity income payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "FEDERAL INCOME TAX CONSIDERATIONS."

     The illustrations reflect the performance from the year of inception of the selected Eligible Fund(s). The historical variable annuity income payments are based on an assumed investment return. If the Assumed Investment Return
(AIR) is 3.5%, then actual performance greater than 3.5% per year results in an increased annuity income payment and actual performance less than 3.5% per year results in a decreased annuity income payment. We offer an alternative Assumed Investment Return of 5%. An AIR of 3.5% will result in a lower initial payment than a 5% AIR. Similarly, an AIR of 5% will result in a higher initial payment than a 3.5% AIR. The illustration is based on the current annuity purchase rates used by the Company. The rates may differ at the time you annuitize.

     The illustrations show the amount of the first payment for each year shown. During each year, the payments would vary to reflect fluctuations in the actual rate of return on the Eligible Funds.


                               THE FIXED ACCOUNT

     Unless you request otherwise, a partial surrender will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account proportionately. The annual Administration Contract Charge will be deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or the Company's general account as the result of a loan. (However, that charge is limited to the lesser of $30 and 2% of the total Contract Value, including Contract Value you have allocated to the Fixed Account and any Contract Value held in the Company's general account as the result of a loan.) Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, surrenders and partial surrenders. The following special rules apply to transfers involving the Fixed Account.

     The amount of Contract Value which you may transfer from the Fixed Account is limited to the greater of: 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year, and the amount of Contract Value that was transferred from the Fixed Account in the previous Contract Year (amounts transferred under a DCA program are not included), except with our consent. Currently we are not imposing these restrictions but we have right to reimpose them at any time. These limits do not apply to new deposits to the Fixed Account for which you elected the dollar cost averaging program within 30 days from the date of the deposit. In such case, the amount of Contract Value which you may transfer from the Fixed Account will be the greatest of: a) 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year; b) the amount of Contract Value that you transferred from the Fixed Account in the previous Contract Year; or c) the amount of Contract Value in the Fixed Account to be transferred out of the Fixed Account under dollar cost averaging elected on new deposits within 30 days from the date of deposit. We allow one dollar cost averaging program to be active at a time. Therefore, if you transfer pre-existing assets (corresponding to Contract Value for which the dollar cost averaging program was not elected within 30 days from the date of each deposit) out of the Fixed Account under the dollar cost averaging program and would like to transfer up to 100% of new deposits under the program, then the dollar cost averaging program on the pre-existing assets will be canceled and a new program will begin with respect to new deposits. In this case, the pre-existing assets may still be transferred out of the Fixed Account, however, not under a dollar cost averaging program, subject to the limitations on transfers generally out of the Fixed Account. (Also, after you make the transfer, the Contract Value may not be allocated among more than twenty of the sub-accounts and/or the Fixed Account.) We intend to restrict purchase payments and transfers of Contract Value into the Fixed Account: (1) if the Investment Return which we would credit to the deposit would be equivalent to the guaranteed minimum rate (the minimum rate on the Fixed Account is 1.5% but may be higher in your state or may be higher for contracts sold prior to September 2, 2003); or (2) if the total Contract Value in the Fixed Account exceeds a maximum amount published by us. In addition, we intend to restrict transfers of Contract Value into the Fixed Account, and reserve the right to restrict purchase payments and loan prepayments into the Fixed Account, for 180 days following a transfer or loan out of the Fixed Account.

     If any portion of a Contract loan was attributable to Contract Value in the Fixed Account, then you must allocate an equal portion of each loan repayment to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then you must allocate 50% of each loan repayment to the Fixed Account.) Similarly, unless you request otherwise, we will allocate the balance of the loan repayment to the sub-accounts in the same proportions in which the loan was attributable to the sub-accounts. The rate of interest for each loan repayment applied to the Fixed Account will be the lesser of: (1) the rate the borrowed money was receiving at the time the loan was made from the Fixed Account; and (2) the interest rate set by us in advance for that date. If the loan is being prepaid, however, and prepayments into the Fixed Account are restricted as described above, the portion of the loan prepayment that would have been allocated to the Fixed Account will be allocated to the BlackRock Money Market Sub-Account instead.

     We reserve the right to delay transfers, surrenders, partial surrenders and Contract loans from the Fixed Account for up to six months.

                          TAX STATUS OF THE CONTRACTS

     Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

     DIVERSIFICATION REQUIREMENTS. Section 817 of the Internal Revenue Code
(Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

     If underlying fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.

     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant where the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

     The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements and financial highlights comprising each of the Subaccounts of New England Variable Annuity Separate Account included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     The consolidated financial statements of New England Life Insurance Company and subsidiary (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an other matter paragraph related to the Company being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.


                                 LEGAL MATTERS

     The SEC requires the Eligible Funds' Board of Trustees (or Directors) to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and to Qualified Plans, if applicable. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners and Qualified Plans, for example. If there is a material conflict, the Boards of Trustees (or Directors) will have an obligation to determine what action should be taken, including the removal of the affected subaccount(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contract Owners of
New England Variable Annuity Separate Account and Board of Directors of
New England Life Insurance Company

We have audited the accompanying statements of assets and liabilities of New England Variable Annuity Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Subaccounts listed in Note 2 as of December 31, 2013, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the custodian or mutual fund company. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2013, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 27, 2014

This page is intentionally left blank.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2013


                                                                    AMERICAN FUNDS
                                               AMERICAN FUNDS        GLOBAL SMALL         AMERICAN FUNDS        AMERICAN FUNDS
                                                    BOND            CAPITALIZATION            GROWTH             GROWTH-INCOME
                                                 SUBACCOUNT           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                            -------------------   -------------------   -------------------   ------------------
ASSETS:
   Investments at fair value..............  $        39,394,225   $       133,338,533   $       382,996,194   $      238,636,526
   Due from New England Life
     Insurance Company....................                   --                    --                    --                   --
                                            -------------------   -------------------   -------------------   ------------------
       Total Assets.......................           39,394,225           133,338,533           382,996,194          238,636,526
                                            -------------------   -------------------   -------------------   ------------------
LIABILITIES:
   Accrued fees...........................                  122                   135                   174                  131
   Due to New England Life
     Insurance Company....................                    1                     2                     1                    2
                                            -------------------   -------------------   -------------------   ------------------
       Total Liabilities..................                  123                   137                   175                  133
                                            -------------------   -------------------   -------------------   ------------------

NET ASSETS................................  $        39,394,102   $       133,338,396   $       382,996,019   $      238,636,393
                                            ===================   ===================   ===================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        39,394,102   $       132,958,350   $       382,283,071   $      238,125,078
   Net assets from contracts in payout....                   --               380,046               712,948              511,315
                                            -------------------   -------------------   -------------------   ------------------
       Total Net Assets...................  $        39,394,102   $       133,338,396   $       382,996,019   $      238,636,393
                                            ===================   ===================   ===================   ==================



 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                 MIST
                                           ALLIANCEBERNSTEIN       MIST AMERICAN        MIST AMERICAN        MIST AMERICAN
                                            GLOBAL DYNAMIC        FUNDS BALANCED        FUNDS GROWTH        FUNDS MODERATE
                                              ALLOCATION            ALLOCATION           ALLOCATION           ALLOCATION
                                              SUBACCOUNT            SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                          -------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value............  $         3,949,679  $       181,618,264  $        329,912,541  $       140,991,916
   Due from New England Life
     Insurance Company..................                   --                   --                    --                   --
                                          -------------------  -------------------  --------------------  -------------------
       Total Assets.....................            3,949,679          181,618,264           329,912,541          140,991,916
                                          -------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   59                   68                    88                  100
   Due to New England Life
     Insurance Company..................                    1                    1                     1                    1
                                          -------------------  -------------------  --------------------  -------------------
       Total Liabilities................                   60                   69                    89                  101
                                          -------------------  -------------------  --------------------  -------------------

NET ASSETS..............................  $         3,949,619  $       181,618,195  $        329,912,452  $       140,991,815
                                          ===================  ===================  ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         3,949,619  $       181,618,195  $        329,912,452  $       140,991,815
   Net assets from contracts in payout..                   --                   --                    --                   --
                                          -------------------  -------------------  --------------------  -------------------
       Total Net Assets.................  $         3,949,619  $       181,618,195  $        329,912,452  $       140,991,815
                                          ===================  ===================  ====================  ===================



                                                                  MIST BLACKROCK
                                             MIST AQR GLOBAL      GLOBAL TACTICAL      MIST BLACKROCK         MIST CLARION
                                              RISK BALANCED         STRATEGIES         LARGE CAP CORE      GLOBAL REAL ESTATE
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                          --------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $         11,175,519  $         8,021,749  $        16,195,131  $        67,667,348
   Due from New England Life
     Insurance Company..................                    --                   --                   --                   --
                                          --------------------  -------------------  -------------------  -------------------
       Total Assets.....................            11,175,519            8,021,749           16,195,131           67,667,348
                                          --------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    81                   97                  232                  125
   Due to New England Life
     Insurance Company..................                    --                    2                    2                    3
                                          --------------------  -------------------  -------------------  -------------------
       Total Liabilities................                    81                   99                  234                  128
                                          --------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $         11,175,438  $         8,021,650  $        16,194,897  $        67,667,220
                                          ====================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         11,175,438  $         8,021,650  $        16,151,813  $        67,667,220
   Net assets from contracts in payout..                    --                   --               43,084                   --
                                          --------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $         11,175,438  $         8,021,650  $        16,194,897  $        67,667,220
                                          ====================  ===================  ===================  ===================




                                            MIST CLEARBRIDGE     MIST CLEARBRIDGE
                                          AGGRESSIVE GROWTH II   AGGRESSIVE GROWTH
                                               SUBACCOUNT           SUBACCOUNT
                                          --------------------  -------------------
ASSETS:
   Investments at fair value............  $         50,467,905  $        33,958,060
   Due from New England Life
     Insurance Company..................                    --                   --
                                          --------------------  -------------------
       Total Assets.....................            50,467,905           33,958,060
                                          --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   142                  397
   Due to New England Life
     Insurance Company..................                    --                    5
                                          --------------------  -------------------
       Total Liabilities................                   142                  402
                                          --------------------  -------------------

NET ASSETS..............................  $         50,467,763  $        33,957,658
                                          ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         50,450,855  $        33,685,521
   Net assets from contracts in payout..                16,908              272,137
                                          --------------------  -------------------
       Total Net Assets.................  $         50,467,763  $        33,957,658
                                          ====================  ===================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                               MIST HARRIS         MIST INVESCO
                                                 OAKMARK           BALANCED-RISK        MIST INVESCO         MIST INVESCO
                                              INTERNATIONAL         ALLOCATION          MID CAP VALUE      SMALL CAP GROWTH
                                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                          -------------------  --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $       140,495,361  $          5,459,948  $        72,645,728  $        12,796,961
   Due from New England Life
     Insurance Company..................                   --                    --                    2                   --
                                          -------------------  --------------------  -------------------  -------------------
       Total Assets.....................          140,495,361             5,459,948           72,645,730           12,796,961
                                          -------------------  --------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                  264                    59                  216                  173
   Due to New England Life
     Insurance Company..................                    4                    --                   --                    2
                                          -------------------  --------------------  -------------------  -------------------
       Total Liabilities................                  268                    59                  216                  175
                                          -------------------  --------------------  -------------------  -------------------

NET ASSETS..............................  $       140,495,093  $          5,459,889  $        72,645,514  $        12,796,786
                                          ===================  ====================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       139,888,511  $          5,459,889  $        72,086,888  $        12,779,007
   Net assets from contracts in payout..              606,582                    --              558,626               17,779
                                          -------------------  --------------------  -------------------  -------------------
       Total Net Assets.................  $       140,495,093  $          5,459,889  $        72,645,514  $        12,796,786
                                          ===================  ====================  ===================  ===================



                                             MIST JPMORGAN                                                 MIST MET/FRANKLIN
                                             GLOBAL ACTIVE      MIST LOOMIS SAYLES    MIST LORD ABBETT       LOW DURATION
                                              ALLOCATION          GLOBAL MARKETS       BOND DEBENTURE        TOTAL RETURN
                                              SUBACCOUNT            SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                          -------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value............  $         3,975,873  $         8,800,901  $         84,415,034  $        10,762,691
   Due from New England Life
     Insurance Company..................                   --                   --                    --                   --
                                          -------------------  -------------------  --------------------  -------------------
       Total Assets.....................            3,975,873            8,800,901            84,415,034           10,762,691
                                          -------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   79                   92                   116                  140
   Due to New England Life
     Insurance Company..................                    1                    1                     1                   --
                                          -------------------  -------------------  --------------------  -------------------
       Total Liabilities................                   80                   93                   117                  140
                                          -------------------  -------------------  --------------------  -------------------

NET ASSETS..............................  $         3,975,793  $         8,800,808  $         84,414,917  $        10,762,551
                                          ===================  ===================  ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         3,975,793  $         8,800,808  $         84,322,442  $        10,762,551
   Net assets from contracts in payout..                   --                   --                92,475                   --
                                          -------------------  -------------------  --------------------  -------------------
       Total Net Assets.................  $         3,975,793  $         8,800,808  $         84,414,917  $        10,762,551
                                          ===================  ===================  ====================  ===================




                                              MIST METLIFE          MIST METLIFE
                                           AGGRESSIVE STRATEGY      BALANCED PLUS
                                               SUBACCOUNT            SUBACCOUNT
                                          --------------------  -------------------
ASSETS:
   Investments at fair value............  $        32,390,407   $        15,182,204
   Due from New England Life
     Insurance Company..................                   --                    --
                                          --------------------  -------------------
       Total Assets.....................           32,390,407            15,182,204
                                          --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                  150                    32
   Due to New England Life
     Insurance Company..................                    1                    --
                                          --------------------  -------------------
       Total Liabilities................                  151                    32
                                          --------------------  -------------------

NET ASSETS..............................  $        32,390,256   $        15,182,172
                                          ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        32,390,256   $        15,182,172
   Net assets from contracts in payout..                   --                    --
                                          --------------------  -------------------
       Total Net Assets.................  $        32,390,256   $        15,182,172
                                          ====================  ===================




 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                      MIST                                      MIST
                                             MIST METLIFE      METLIFE MULTI-INDEX    MIST MFS RESEARCH    MORGAN STANLEY
                                            GROWTH STRATEGY       TARGETED RISK         INTERNATIONAL      MID CAP GROWTH
                                              SUBACCOUNT           SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $        20,103,394  $          579,495   $        68,276,411  $        17,352,469
   Due from New England Life
     Insurance Company..................                   --                  --                    --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................           20,103,394             579,495            68,276,411           17,352,469
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   70                  62                   165                  198
   Due to New England Life
     Insurance Company..................                    1                   1                     4                    3
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   71                  63                   169                  201
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $        20,103,323  $          579,432   $        68,276,242  $        17,352,268
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        20,103,323  $          579,432   $        68,160,951  $        17,339,480
   Net assets from contracts in payout..                   --                  --               115,291               12,788
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $        20,103,323  $          579,432   $        68,276,242  $        17,352,268
                                          ===================  ===================  ===================  ===================


                                                                   MIST PIMCO
                                           MIST OPPENHEIMER         INFLATION          MIST PIMCO          MIST PYRAMIS
                                             GLOBAL EQUITY       PROTECTED BOND       TOTAL RETURN       GOVERNMENT INCOME
                                              SUBACCOUNT           SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                          ------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $       27,920,964  $        64,470,460  $       252,169,281  $         1,416,784
   Due from New England Life
     Insurance Company..................                  --                   --                   --                   --
                                          ------------------  -------------------  -------------------  -------------------
       Total Assets.....................          27,920,964           64,470,460          252,169,281            1,416,784
                                          ------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                 121                  123                  159                   93
   Due to New England Life
     Insurance Company..................                   3                    1                    1                   --
                                          ------------------  -------------------  -------------------  -------------------
       Total Liabilities................                 124                  124                  160                   93
                                          ------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $       27,920,840  $        64,470,336  $       252,169,121  $         1,416,691
                                          ==================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       27,919,048  $        64,470,336  $       251,677,313  $         1,416,691
   Net assets from contracts in payout..               1,792                   --              491,808                   --
                                          ------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $       27,920,840  $        64,470,336  $       252,169,121  $         1,416,691
                                          ==================  ===================  ===================  ===================



                                             MIST PYRAMIS        MIST SCHRODERS
                                             MANAGED RISK      GLOBAL MULTI-ASSET
                                              SUBACCOUNT           SUBACCOUNT
                                          ------------------  -------------------
ASSETS:
   Investments at fair value............  $          443,157  $         2,644,468
   Due from New England Life
     Insurance Company..................                  --                   --
                                          ------------------  -------------------
       Total Assets.....................             443,157            2,644,468
                                          ------------------  -------------------
LIABILITIES:
   Accrued fees.........................                  28                   81
   Due to New England Life
     Insurance Company..................                   1                   --
                                          ------------------  -------------------
       Total Liabilities................                  29                   81
                                          ------------------  -------------------

NET ASSETS..............................  $          443,128  $         2,644,387
                                          ==================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          443,128  $         2,644,387
   Net assets from contracts in payout..                  --                   --
                                          ------------------  -------------------
       Total Net Assets.................  $          443,128  $         2,644,387
                                          ==================  ===================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                           MIST SSGA GROWTH         MIST SSGA       MIST T. ROWE PRICE   MSF BAILLIE GIFFORD
                                            AND INCOME ETF         GROWTH ETF         MID CAP GROWTH     INTERNATIONAL STOCK
                                              SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $        70,251,853  $        51,363,561  $        85,764,797  $       51,434,244
   Due from New England Life
     Insurance Company..................                   --                   --                   --                  --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................           70,251,853           51,363,561           85,764,797          51,434,244
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   88                  139                  207                 360
   Due to New England Life
     Insurance Company..................                   --                    2                    2                   6
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   88                  141                  209                 366
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $        70,251,765  $        51,363,420  $        85,764,588  $       51,433,878
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        70,251,765  $        51,363,420  $        85,597,985  $       51,124,412
   Net assets from contracts in payout..                   --                   --              166,603             309,466
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $        70,251,765  $        51,363,420  $        85,764,588  $       51,433,878
                                          ===================  ===================  ===================  ===================


                                              MSF BARCLAYS         MSF BLACKROCK         MSF BLACKROCK        MSF BLACKROCK
                                          AGGREGATE BOND INDEX      BOND INCOME      CAPITAL APPRECIATION      DIVERSIFIED
                                               SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                          --------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value............  $        57,721,058   $        97,413,056   $        83,923,974  $         9,115,082
   Due from New England Life
     Insurance Company..................                   --                    --                    --                   --
                                          --------------------  -------------------  --------------------  -------------------
       Total Assets.....................           57,721,058            97,413,056            83,923,974            9,115,082
                                          --------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                  240                   226                   340                  123
   Due to New England Life
     Insurance Company..................                   --                     1                     4                    1
                                          --------------------  -------------------  --------------------  -------------------
       Total Liabilities................                  240                   227                   344                  124
                                          --------------------  -------------------  --------------------  -------------------

NET ASSETS..............................  $        57,720,818   $        97,412,829   $        83,923,630  $         9,114,958
                                          ====================  ===================  ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        57,425,276   $        95,985,829   $        82,269,621  $         9,114,958
   Net assets from contracts in payout..              295,542             1,427,000             1,654,009                   --
                                          --------------------  -------------------  --------------------  -------------------
       Total Net Assets.................  $        57,720,818   $        97,412,829   $        83,923,630  $         9,114,958
                                          ====================  ===================  ====================  ===================


                                             MSF BLACKROCK        MSF BLACKROCK
                                            LARGE CAP VALUE       MONEY MARKET
                                              SUBACCOUNT           SUBACCOUNT
                                          ------------------  -------------------
ASSETS:
   Investments at fair value............  $       44,710,578  $        56,018,839
   Due from New England Life
     Insurance Company..................                  --                    5
                                          ------------------  -------------------
       Total Assets.....................          44,710,578           56,018,844
                                          ------------------  -------------------
LIABILITIES:
   Accrued fees.........................                 341                  148
   Due to New England Life
     Insurance Company..................                   3                   --
                                          ------------------  -------------------
       Total Liabilities................                 344                  148
                                          ------------------  -------------------

NET ASSETS..............................  $       44,710,234  $        56,018,696
                                          ==================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       44,393,607  $        55,617,855
   Net assets from contracts in payout..             316,627              400,841
                                          ------------------  -------------------
       Total Net Assets.................  $       44,710,234  $        56,018,696
                                          ==================  ===================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013



                                               MSF DAVIS          MSF FRONTIER         MSF JENNISON       MSF LOOMIS SAYLES
                                             VENTURE VALUE       MID CAP GROWTH           GROWTH           SMALL CAP CORE
                                              SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $       307,249,472  $        14,115,777  $        22,243,930  $       101,863,411
   Due from New England Life
     Insurance Company..................                   --                   --                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................          307,249,472           14,115,777           22,243,930          101,863,411
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                  297                  127                  346                  349
   Due to New England Life
     Insurance Company..................                    4                    2                    2                    3
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                  301                  129                  348                  352
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $       307,249,171  $        14,115,648  $        22,243,582  $       101,863,059
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       304,473,218  $        14,115,648  $        22,137,375  $       100,594,012
   Net assets from contracts in payout..            2,775,953                   --              106,207            1,269,047
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $       307,249,171  $        14,115,648  $        22,243,582  $       101,863,059
                                          ===================  ===================  ===================  ===================


                                                                                        MSF METLIFE           MSF METLIFE
                                           MSF LOOMIS SAYLES     MSF MET/ARTISAN       CONSERVATIVE         CONSERVATIVE TO
                                           SMALL CAP GROWTH       MID CAP VALUE         ALLOCATION        MODERATE ALLOCATION
                                              SUBACCOUNT           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                          -------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value............  $        29,937,482  $       139,622,337  $        79,132,159  $       167,044,316
   Due from New England Life
     Insurance Company..................                   --                   --                   --                   --
                                          -------------------  -------------------  -------------------  --------------------
       Total Assets.....................           29,937,482          139,622,337           79,132,159          167,044,316
                                          -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                  147                  282                   74                   32
   Due to New England Life
     Insurance Company..................                    1                    5                   --                    1
                                          -------------------  -------------------  -------------------  --------------------
       Total Liabilities................                  148                  287                   74                   33
                                          -------------------  -------------------  -------------------  --------------------

NET ASSETS..............................  $        29,937,334  $       139,622,050  $        79,132,085  $       167,044,283
                                          ===================  ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        29,836,418  $       138,283,805  $        79,132,085  $       167,044,283
   Net assets from contracts in payout..              100,916            1,338,245                   --                   --
                                          -------------------  -------------------  -------------------  --------------------
       Total Net Assets.................  $        29,937,334  $       139,622,050  $        79,132,085  $       167,044,283
                                          ===================  ===================  ===================  ====================



                                               MSF METLIFE           MSF METLIFE
                                           MID CAP STOCK INDEX   MODERATE ALLOCATION
                                               SUBACCOUNT            SUBACCOUNT
                                          --------------------  --------------------
ASSETS:
   Investments at fair value............  $        49,301,158   $       579,667,032
   Due from New England Life
     Insurance Company..................                   --                    --
                                          --------------------  --------------------
       Total Assets.....................           49,301,158           579,667,032
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                  181                    68
   Due to New England Life
     Insurance Company..................                    1                    --
                                          --------------------  --------------------
       Total Liabilities................                  182                    68
                                          --------------------  --------------------

NET ASSETS..............................  $        49,300,976   $       579,666,964
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        49,019,898   $       579,666,964
   Net assets from contracts in payout..              281,078                    --
                                          --------------------  --------------------
       Total Net Assets.................  $        49,300,976   $       579,666,964
                                          ====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                               MSF METLIFE
                                               MODERATE TO            MSF METLIFE         MSF MFS TOTAL
                                          AGGRESSIVE ALLOCATION       STOCK INDEX            RETURN            MSF MFS VALUE
                                               SUBACCOUNT             SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                          ---------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $       728,399,345    $        73,597,189  $        56,360,925  $        99,910,980
   Due from New England Life
     Insurance Company..................                   --                     --                   --                   --
                                          ---------------------  -------------------  -------------------  -------------------
       Total Assets.....................          728,399,345             73,597,189           56,360,925           99,910,980
                                          ---------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   46                    254                  217                  248
   Due to New England Life
     Insurance Company..................                   --                      3                    3                   29
                                          ---------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   46                    257                  220                  277
                                          ---------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $       728,399,299    $        73,596,932  $        56,360,705  $        99,910,703
                                          =====================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       728,399,299    $        73,272,432  $        55,697,473  $        98,130,675
   Net assets from contracts in payout..                   --                324,500              663,232            1,780,028
                                          ---------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $       728,399,299    $        73,596,932  $        56,360,705  $        99,910,703
                                          =====================  ===================  ===================  ===================



                                               MSF MSCI           MSF NEUBERGER      MSF RUSSELL 2000     MSF T. ROWE PRICE
                                              EAFE INDEX         BERMAN GENESIS            INDEX          LARGE CAP GROWTH
                                              SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $        47,208,709  $       113,611,009  $        47,935,985  $        75,081,786
   Due from New England Life
     Insurance Company..................                   --                   --                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................           47,208,709          113,611,009           47,935,985           75,081,786
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                  181                  255                  199                   88
   Due to New England Life
     Insurance Company..................                    3                    1                    1                    1
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                  184                  256                  200                   89
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $        47,208,525  $       113,610,753  $        47,935,785  $        75,081,697
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        46,976,437  $       113,015,020  $        47,408,190  $        74,769,402
   Net assets from contracts in payout..              232,088              595,733              527,595              312,295
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $        47,208,525  $       113,610,753  $        47,935,785  $        75,081,697
                                          ===================  ===================  ===================  ===================


                                                                 MSF WESTERN ASSET
                                           MSF T. ROWE PRICE   MANAGEMENT STRATEGIC
                                           SMALL CAP GROWTH     BOND OPPORTUNITIES
                                              SUBACCOUNT            SUBACCOUNT
                                          -------------------  --------------------
ASSETS:
   Investments at fair value............  $        31,191,633   $       101,309,432
   Due from New England Life
     Insurance Company..................                   --                    --
                                          -------------------  --------------------
       Total Assets.....................           31,191,633           101,309,432
                                          -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                  122                   256
   Due to New England Life
     Insurance Company..................                    1                     1
                                          -------------------  --------------------
       Total Liabilities................                  123                   257
                                          -------------------  --------------------

NET ASSETS..............................  $        31,191,510   $       101,309,175
                                          ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        31,171,938   $       100,310,222
   Net assets from contracts in payout..               19,572               998,953
                                          -------------------  --------------------
       Total Net Assets.................  $        31,191,510   $       101,309,175
                                          ===================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2013


                                                                                                                 MSF WESTERN ASSET
                                                                                                                    MANAGEMENT
                                                                                                                  U.S. GOVERNMENT
                                                                                                                    SUBACCOUNT
                                                                                                                -------------------
ASSETS:
   Investments at fair value.................................................................................   $        71,587,434
   Due from New England Life
     Insurance Company.......................................................................................                    --
                                                                                                                -------------------
       Total Assets..........................................................................................            71,587,434
                                                                                                                -------------------
LIABILITIES:
   Accrued fees..............................................................................................                   299
   Due to New England Life
     Insurance Company.......................................................................................                     1
                                                                                                                -------------------
       Total Liabilities.....................................................................................                   300
                                                                                                                -------------------

NET ASSETS...................................................................................................   $        71,587,134
                                                                                                                ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units........................................................................   $        70,536,997
   Net assets from contracts in payout.......................................................................             1,050,137
                                                                                                                -------------------
       Total Net Assets......................................................................................   $        71,587,134
                                                                                                                ===================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                                                    AMERICAN FUNDS
                                               AMERICAN FUNDS        GLOBAL SMALL         AMERICAN FUNDS       AMERICAN FUNDS
                                                    BOND            CAPITALIZATION            GROWTH            GROWTH-INCOME
                                                 SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $           734,997  $         1,122,452  $         3,340,552  $         2,970,735
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................              659,555            1,989,729            5,594,353            3,465,809
      Administrative charges...............                  726                4,487               12,988               10,377
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................              660,281            1,994,216            5,607,341            3,476,186
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....               74,716            (871,764)          (2,266,789)            (505,451)
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              496,621                   --                   --                   --
      Realized gains (losses) on sale of
        investments........................             (67,849)            1,899,387           17,828,287            8,997,321
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......              428,772            1,899,387           17,828,287            8,997,321
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................          (2,141,462)           28,949,607           75,081,289           53,083,187
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................          (1,712,690)           30,848,994           92,909,576           62,080,508
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $       (1,637,974)  $        29,977,230  $        90,642,787  $        61,575,057
                                             ===================  ===================  ===================  ===================

                                                    MIST
                                              ALLIANCEBERNSTEIN      MIST AMERICAN         MIST AMERICAN        MIST AMERICAN
                                               GLOBAL DYNAMIC       FUNDS BALANCED         FUNDS GROWTH        FUNDS MODERATE
                                                 ALLOCATION           ALLOCATION            ALLOCATION           ALLOCATION
                                                 SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $            38,722  $         2,290,306  $         3,040,573  $         2,269,211
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................               46,630            2,157,206            3,802,065            1,715,127
      Administrative charges...............                   --                  916                  255                  628
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................               46,630            2,158,122            3,802,320            1,715,755
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....              (7,908)              132,184            (761,747)              553,456
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........               64,359           10,298,891           16,777,448            7,484,635
      Realized gains (losses) on sale of
        investments........................               60,957            3,290,182            8,059,565            2,832,805
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......              125,316           13,589,073           24,837,013           10,317,440
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................              177,051           12,916,174           39,739,448            4,958,971
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................              302,367           26,505,247           64,576,461           15,276,411
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           294,459  $        26,637,431  $        63,814,714  $        15,829,867
                                             ===================  ===================  ===================  ===================


                                                                     MIST BLACKROCK
                                                MIST AQR GLOBAL      GLOBAL TACTICAL
                                                 RISK BALANCED         STRATEGIES
                                                  SUBACCOUNT           SUBACCOUNT
                                             -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $           272,111  $            108,440
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................              169,741               101,580
      Administrative charges...............                   --                    --
                                             -------------------  --------------------
        Total expenses.....................              169,741               101,580
                                             -------------------  --------------------
          Net investment income (loss).....              102,370                 6,860
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              507,061               175,287
      Realized gains (losses) on sale of
        investments........................            (423,295)                83,389
                                             -------------------  --------------------
          Net realized gains (losses)......               83,766               258,676
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................          (1,036,622)               378,883
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            (952,856)               637,559
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         (850,486)  $            644,419
                                             ===================  ====================

(a) For the period April 29, 2013 to December 31, 2013.




 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                                MIST BLACKROCK        MIST CLARION        MIST CLEARBRIDGE      MIST CLEARBRIDGE
                                                LARGE CAP CORE     GLOBAL REAL ESTATE   AGGRESSIVE GROWTH II    AGGRESSIVE GROWTH
                                                  SUBACCOUNT           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                             -------------------  --------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $           191,063  $          4,903,198   $           286,205  $            79,925
                                             -------------------  --------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................              183,138               921,504               620,478              375,869
      Administrative charges...............                  467                 2,054                 1,168                4,237
                                             -------------------  --------------------  --------------------  -------------------
        Total expenses.....................              183,605               923,558               621,646              380,106
                                             -------------------  --------------------  --------------------  -------------------
          Net investment income (loss).....                7,458             3,979,640             (335,441)            (300,181)
                                             -------------------  --------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                    --                    --                   --
      Realized gains (losses) on sale of
        investments........................              508,225           (1,257,337)             2,491,568            1,704,368
                                             -------------------  --------------------  --------------------  -------------------
          Net realized gains (losses)......              508,225           (1,257,337)             2,491,568            1,704,368
                                             -------------------  --------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            3,759,797           (1,052,443)             9,313,465            8,941,381
                                             -------------------  --------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            4,268,022           (2,309,780)            11,805,033           10,645,749
                                             -------------------  --------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         4,275,480  $          1,669,860   $        11,469,592  $        10,345,568
                                             ===================  ====================  ====================  ===================

                                                 MIST HARRIS          MIST INVESCO
                                                   OAKMARK            BALANCED-RISK        MIST INVESCO         MIST INVESCO
                                                INTERNATIONAL          ALLOCATION          MID CAP VALUE      SMALL CAP GROWTH
                                                 SUBACCOUNT            SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $         3,401,875  $                --  $            511,951  $            24,509
                                             -------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................            1,701,285               86,699               899,262              146,756
      Administrative charges...............                5,910                   --                 3,366                  217
                                             -------------------  -------------------  --------------------  -------------------
        Total expenses.....................            1,707,195               86,699               902,628              146,973
                                             -------------------  -------------------  --------------------  -------------------
          Net investment income (loss).....            1,694,680             (86,699)             (390,677)            (122,464)
                                             -------------------  -------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --               75,410                    --              666,154
      Realized gains (losses) on sale of
        investments........................            3,852,646              (1,572)             1,938,542              479,013
                                             -------------------  -------------------  --------------------  -------------------
          Net realized gains (losses)......            3,852,646               73,838             1,938,542            1,145,167
                                             -------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................           28,014,774              (4,803)            15,810,136            2,584,761
                                             -------------------  -------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................           31,867,420               69,035            17,748,678            3,729,928
                                             -------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $        33,562,100  $          (17,664)  $         17,358,001  $         3,607,464
                                             ===================  ===================  ====================  ===================

                                                 MIST JPMORGAN
                                                 GLOBAL ACTIVE     MIST LOOMIS SAYLES
                                                  ALLOCATION         GLOBAL MARKETS
                                                  SUBACCOUNT         SUBACCOUNT (a)
                                             -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $             3,068  $                --
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................               45,823               87,606
      Administrative charges...............                   --                  162
                                             -------------------  -------------------
        Total expenses.....................               45,823               87,768
                                             -------------------  -------------------
          Net investment income (loss).....             (42,755)             (87,768)
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........               18,101                   --
      Realized gains (losses) on sale of
        investments........................               54,143              167,993
                                             -------------------  -------------------
          Net realized gains (losses)......               72,244              167,993
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................              261,895              878,952
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................              334,139            1,046,945
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           291,384  $           959,177
                                             ===================  ===================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   MIST MET/FRANKLIN
                                              MIST LORD ABBETT       LOW DURATION         MIST METLIFE          MIST METLIFE
                                               BOND DEBENTURE        TOTAL RETURN      AGGRESSIVE STRATEGY      BALANCED PLUS
                                                 SUBACCOUNT           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $         5,624,622  $            45,521  $           215,277  $            81,644
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................            1,104,354               61,859              379,005              129,069
      Administrative charges...............                3,448                  448                  419                   --
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................            1,107,802               62,307              379,424              129,069
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....            4,516,820             (16,786)            (164,147)             (47,425)
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                   --                   --              131,887
      Realized gains (losses) on sale of
        investments........................              912,835                  806              675,955              122,017
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......              912,835                  806              675,955              253,904
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................             (26,130)               29,900            6,744,678              974,765
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................              886,705               30,706            7,420,633            1,228,669
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         5,403,525  $            13,920  $         7,256,486  $         1,181,244
                                             ===================  ===================  ===================  ===================

                                                                         MIST                                       MIST
                                                MIST METLIFE      METLIFE MULTI-INDEX    MIST MFS RESEARCH     MORGAN STANLEY
                                               GROWTH STRATEGY       TARGETED RISK         INTERNATIONAL       MID CAP GROWTH
                                               SUBACCOUNT (a)       SUBACCOUNT (a)          SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $                --  $             1,316  $         1,678,677  $           105,501
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................              159,183                2,491              826,890              214,087
      Administrative charges...............                   93                   --                2,146                1,148
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................              159,276                2,491              829,036              215,235
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....            (159,276)              (1,175)              849,641            (109,734)
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                9,975                   --                   --
      Realized gains (losses) on sale of
        investments........................              115,993                1,280             (68,166)            1,136,653
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......              115,993               11,255             (68,166)            1,136,653
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            2,603,764               11,116            9,893,194            4,194,713
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            2,719,757               22,371            9,825,028            5,331,366
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         2,560,481  $            21,196  $        10,674,669  $         5,221,632
                                             ===================  ===================  ===================  ===================

                                                                       MIST PIMCO
                                               MIST OPPENHEIMER         INFLATION
                                                 GLOBAL EQUITY       PROTECTED BOND
                                                  SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $           403,597  $         1,765,081
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................              301,628            1,019,778
      Administrative charges...............                  528                2,167
                                             -------------------  -------------------
        Total expenses.....................              302,156            1,021,945
                                             -------------------  -------------------
          Net investment income (loss).....              101,441              743,136
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --            4,714,332
      Realized gains (losses) on sale of
        investments........................              905,459          (1,342,199)
                                             -------------------  -------------------
          Net realized gains (losses)......              905,459            3,372,133
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            4,638,312         (12,894,231)
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            5,543,771          (9,522,098)
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         5,645,212  $       (8,778,962)
                                             ===================  ===================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                 MIST PIMCO          MIST PYRAMIS         MIST PYRAMIS       MIST SCHRODERS
                                                TOTAL RETURN       GOVERNMENT INCOME      MANAGED RISK     GLOBAL MULTI-ASSET
                                                 SUBACCOUNT           SUBACCOUNT         SUBACCOUNT (a)        SUBACCOUNT
                                             -------------------  ------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $        11,245,264  $           25,326  $             3,389  $               163
                                             -------------------  ------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................            3,409,430              18,096                2,333               26,625
      Administrative charges...............               10,953                  --                   --                   --
                                             -------------------  ------------------  -------------------  -------------------
        Total expenses.....................            3,420,383              18,096                2,333               26,625
                                             -------------------  ------------------  -------------------  -------------------
          Net investment income (loss).....            7,824,881               7,230                1,056             (26,462)
                                             -------------------  ------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            5,231,870              15,747                7,594                7,010
      Realized gains (losses) on sale of
        investments........................              970,259            (33,659)                  154               14,606
                                             -------------------  ------------------  -------------------  -------------------
          Net realized gains (losses)......            6,202,129            (17,912)                7,748               21,616
                                             -------------------  ------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................         (22,672,029)            (68,880)               14,459              185,610
                                             -------------------  ------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................         (16,469,900)            (86,792)               22,207              207,226
                                             -------------------  ------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $       (8,645,019)  $         (79,562)  $            23,263  $           180,764
                                             ===================  ==================  ===================  ===================

                                               MIST SSGA GROWTH        MIST SSGA       MIST T. ROWE PRICE   MSF BAILLIE GIFFORD
                                                AND INCOME ETF        GROWTH ETF         MID CAP GROWTH     INTERNATIONAL STOCK
                                                  SUBACCOUNT          SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $         1,734,060  $           941,023  $           169,014  $          744,151
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................              860,825              569,698            1,029,122             632,369
      Administrative charges...............                  756                  512                2,869               8,055
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................              861,581              570,210            1,031,991             640,424
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....              872,479              370,813            (862,977)             103,727
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            1,628,797            1,628,693            4,271,451                  --
      Realized gains (losses) on sale of
        investments........................            1,298,903              581,333            3,270,740           (764,087)
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......            2,927,700            2,210,026            7,542,191           (764,087)
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            3,769,801            4,421,044           17,242,687           7,155,077
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            6,697,501            6,631,070           24,784,878           6,390,990
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         7,569,980  $         7,001,883  $        23,921,901  $        6,494,717
                                             ===================  ===================  ===================  ===================

                                                 MSF BARCLAYS         MSF BLACKROCK
                                             AGGREGATE BOND INDEX      BOND INCOME
                                                  SUBACCOUNT           SUBACCOUNT
                                             --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $         2,076,322   $         3,982,890
                                             --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................              771,135             1,318,854
      Administrative charges...............                2,955                17,169
                                             --------------------  -------------------
        Total expenses.....................              774,090             1,336,023
                                             --------------------  -------------------
          Net investment income (loss).....            1,302,232             2,646,867
                                             --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --             2,558,879
      Realized gains (losses) on sale of
        investments........................              170,342                86,299
                                             --------------------  -------------------
          Net realized gains (losses)......              170,342             2,645,178
                                             --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................          (3,812,893)           (7,646,101)
                                             --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................          (3,642,551)           (5,000,923)
                                             --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $       (2,340,319)   $       (2,354,056)
                                             ====================  ===================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                 MSF BLACKROCK         MSF BLACKROCK        MSF BLACKROCK        MSF BLACKROCK
                                             CAPITAL APPRECIATION       DIVERSIFIED        LARGE CAP VALUE       MONEY MARKET
                                                  SUBACCOUNT            SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                             --------------------  -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................   $           586,845  $           192,858  $           488,888  $                 --
                                             --------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................             1,009,844              112,801              534,429               759,310
      Administrative charges...............                37,277                   60                  717                 5,666
                                             --------------------  -------------------  -------------------  --------------------
        Total expenses.....................             1,047,121              112,861              535,146               764,976
                                             --------------------  -------------------  -------------------  --------------------
          Net investment income (loss).....             (460,276)               79,997             (46,258)             (764,976)
                                             --------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    --                   --            2,204,754                    --
      Realized gains (losses) on sale of
        investments........................             4,625,689              262,841               92,494                    --
                                             --------------------  -------------------  -------------------  --------------------
          Net realized gains (losses)......             4,625,689              262,841            2,297,248                    --
                                             --------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................            18,042,528            1,132,202            8,387,763                    --
                                             --------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            22,668,217            1,395,043           10,685,011                    --
                                             --------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........   $        22,207,941  $         1,475,040  $        10,638,753  $          (764,976)
                                             ====================  ===================  ===================  ====================

                                                   MSF DAVIS          MSF FRONTIER         MSF JENNISON       MSF LOOMIS SAYLES
                                                 VENTURE VALUE       MID CAP GROWTH           GROWTH           SMALL CAP CORE
                                                  SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                             -------------------  --------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $         3,666,472  $            149,421  $            55,009  $           298,513
                                             -------------------  --------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................            3,768,199               176,975              271,807            1,224,909
      Administrative charges...............               48,529                   200                2,264               28,346
                                             -------------------  --------------------  -------------------  -------------------
        Total expenses.....................            3,816,728               177,175              274,071            1,253,255
                                             -------------------  --------------------  -------------------  -------------------
          Net investment income (loss).....            (150,256)              (27,754)            (219,062)            (954,742)
                                             -------------------  --------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            4,972,685               340,540              224,317            7,199,243
      Realized gains (losses) on sale of
        investments........................           14,432,892               808,942              819,027            4,670,427
                                             -------------------  --------------------  -------------------  -------------------
          Net realized gains (losses)......           19,405,577             1,149,482            1,043,344           11,869,670
                                             -------------------  --------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................           61,248,707             2,419,516            5,548,784           20,024,124
                                             -------------------  --------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................           80,654,284             3,568,998            6,592,128           31,893,794
                                             -------------------  --------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $        80,504,028  $          3,541,244  $         6,373,066  $        30,939,052
                                             ===================  ====================  ===================  ===================

                                               MSF LOOMIS SAYLES     MSF MET/ARTISAN
                                               SMALL CAP GROWTH       MID CAP VALUE
                                                  SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $                --  $         1,156,519
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................              350,967            1,744,530
      Administrative charges...............                1,259               20,789
                                             -------------------  -------------------
        Total expenses.....................              352,226            1,765,319
                                             -------------------  -------------------
          Net investment income (loss).....            (352,226)            (608,800)
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                   --
      Realized gains (losses) on sale of
        investments........................            1,986,432            3,337,456
                                             -------------------  -------------------
          Net realized gains (losses)......            1,986,432            3,337,456
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            8,743,582           37,215,621
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................           10,730,014           40,553,077
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $        10,377,788  $        39,944,277
                                             ===================  ===================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                  MSF METLIFE          MSF METLIFE
                                                 CONSERVATIVE        CONSERVATIVE TO        MSF METLIFE          MSF METLIFE
                                                  ALLOCATION       MODERATE ALLOCATION  MID CAP STOCK INDEX  MODERATE ALLOCATION
                                                  SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                             -------------------  --------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $         2,701,736  $         4,211,613   $           457,770  $        10,684,622
                                             -------------------  --------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................            1,172,661            2,172,670               603,553            7,100,157
      Administrative charges...............                1,379                2,199                 2,112                4,258
                                             -------------------  --------------------  -------------------  -------------------
        Total expenses.....................            1,174,040            2,174,869               605,665            7,104,415
                                             -------------------  --------------------  -------------------  -------------------
          Net investment income (loss).....            1,527,696            2,036,744             (147,895)            3,580,207
                                             -------------------  --------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              442,248            1,738,126             1,379,143            4,359,326
      Realized gains (losses) on sale of
        investments........................            2,135,917            3,579,497             2,245,155            8,065,465
                                             -------------------  --------------------  -------------------  -------------------
          Net realized gains (losses)......            2,578,165            5,317,623             3,624,298           12,424,791
                                             -------------------  --------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................          (1,434,332)            7,708,329             9,232,958           68,097,029
                                             -------------------  --------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            1,143,833           13,025,952            12,857,256           80,521,820
                                             -------------------  --------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         2,671,529  $        15,062,696   $        12,709,361  $        84,102,027
                                             ===================  ====================  ===================  ===================

                                                  MSF METLIFE
                                                  MODERATE TO            MSF METLIFE         MSF MFS TOTAL
                                             AGGRESSIVE ALLOCATION       STOCK INDEX            RETURN            MSF MFS VALUE
                                                  SUBACCOUNT             SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                             ---------------------  -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................   $         9,923,502   $         1,157,153  $         1,336,193  $            968,480
                                             ---------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................             8,819,400               875,112              725,335             1,060,680
      Administrative charges...............                 2,961                 3,958               14,492                12,447
                                             ---------------------  -------------------  -------------------  --------------------
        Total expenses.....................             8,822,361               879,070              739,827             1,073,127
                                             ---------------------  -------------------  -------------------  --------------------
          Net investment income (loss).....             1,101,141               278,083              596,366             (104,647)
                                             ---------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    --             1,061,814                   --             1,829,309
      Realized gains (losses) on sale of
        investments........................             9,009,604             2,499,877              880,107             9,452,640
                                             ---------------------  -------------------  -------------------  --------------------
          Net realized gains (losses)......             9,009,604             3,561,691              880,107            11,281,949
                                             ---------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................           129,496,974            14,055,705            7,296,612            11,480,667
                                             ---------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................           138,506,578            17,617,396            8,176,719            22,762,616
                                             ---------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........   $       139,607,719   $        17,895,479  $         8,773,085  $         22,657,969
                                             =====================  ===================  ===================  ====================


                                                  MSF MSCI            MSF NEUBERGER
                                                 EAFE INDEX          BERMAN GENESIS
                                                 SUBACCOUNT            SUBACCOUNT
                                             -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $         1,292,052  $           575,141
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................              559,787            1,296,564
      Administrative charges...............                1,865                7,896
                                             -------------------  -------------------
        Total expenses.....................              561,652            1,304,460
                                             -------------------  -------------------
          Net investment income (loss).....              730,400            (729,319)
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                   --
      Realized gains (losses) on sale of
        investments........................              390,164            1,102,807
                                             -------------------  -------------------
          Net realized gains (losses)......              390,164            1,102,807
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            6,973,795           31,517,021
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            7,363,959           32,619,828
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         8,094,359  $        31,890,509
                                             ===================  ===================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                                                              MSF WESTERN ASSET
                                               MSF RUSSELL 2000    MSF T. ROWE PRICE     MSF T. ROWE PRICE  MANAGEMENT STRATEGIC
                                                     INDEX         LARGE CAP GROWTH      SMALL CAP GROWTH    BOND OPPORTUNITIES
                                                  SUBACCOUNT          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $           623,485  $            33,560  $            38,045  $          5,142,701
                                             -------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................              576,791              784,438              362,358             1,370,638
      Administrative charges...............                2,249                1,965                1,718                13,722
                                             -------------------  -------------------  -------------------  --------------------
        Total expenses.....................              579,040              786,403              364,076             1,384,360
                                             -------------------  -------------------  -------------------  --------------------
           Net investment income (loss)....               44,445            (752,843)            (326,031)             3,758,341
                                             -------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                   --            1,545,748                    --
      Realized gains (losses) on sale of
        investments........................            2,273,643            3,096,596            1,426,356             1,572,428
                                             -------------------  -------------------  -------------------  --------------------
           Net realized gains (losses).....            2,273,643            3,096,596            2,972,104             1,572,428
                                             -------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................           11,487,914           17,471,678            7,159,778           (5,732,494)
                                             -------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................           13,761,557           20,568,274           10,131,882           (4,160,066)
                                             -------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $        13,806,002  $        19,815,431  $         9,805,851  $          (401,725)
                                             ===================  ===================  ===================  ====================

                                              MSF WESTERN ASSET
                                                 MANAGEMENT
                                               U.S. GOVERNMENT
                                                 SUBACCOUNT
                                             -------------------
INVESTMENT INCOME:
      Dividends............................  $         1,501,816
                                             -------------------
EXPENSES:
      Mortality and expense risk
        charges............................              976,451
      Administrative charges...............                7,941
                                             -------------------
        Total expenses.....................              984,392
                                             -------------------
           Net investment income (loss)....              517,424
                                             -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --
      Realized gains (losses) on sale of
        investments........................               44,266
                                             -------------------
           Net realized gains (losses).....               44,266
                                             -------------------
      Change in unrealized gains (losses)
        on investments.....................          (2,189,098)
                                             -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................          (2,144,832)
                                             -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $       (1,627,408)
                                             ===================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                               AMERICAN FUNDS                    AMERICAN FUNDS
                                                    BOND                   GLOBAL SMALL CAPITALIZATION
                                                 SUBACCOUNT                        SUBACCOUNT
                                      ---------------------------------  --------------------------------
                                            2013              2012            2013              2012
                                      ----------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         74,716  $       433,189  $     (871,764)  $     (283,049)
   Net realized gains (losses)......           428,772          124,693        1,899,387      (1,512,719)
   Change in unrealized gains
     (losses) on investments........       (2,141,462)        1,177,522       28,949,607       20,270,863
                                      ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       (1,637,974)        1,735,404       29,977,230       18,475,095
                                      ----------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           527,547        1,093,217        1,710,439        2,134,958
   Net transfers (including fixed
     account).......................         (836,991)          451,936      (7,236,199)      (2,251,742)
   Contract charges.................         (221,509)        (253,128)        (620,463)        (626,931)
   Transfers for contract benefits
     and terminations...............       (4,954,862)      (3,885,034)     (13,218,004)     (10,241,660)
                                      ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..       (5,485,815)      (2,593,009)     (19,364,227)     (10,985,375)
                                      ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............       (7,123,789)        (857,605)       10,613,003        7,489,720
NET ASSETS:
   Beginning of year................        46,517,891       47,375,496      122,725,393      115,235,673
                                      ----------------  ---------------  ---------------  ---------------
   End of year......................  $     39,394,102  $    46,517,891  $   133,338,396  $   122,725,393
                                      ================  ===============  ===============  ===============

                                               AMERICAN FUNDS                     AMERICAN FUNDS
                                                   GROWTH                          GROWTH-INCOME
                                                 SUBACCOUNT                         SUBACCOUNT
                                      --------------------------------  ---------------------------------
                                           2013             2012              2013              2012
                                      ---------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $   (2,266,789)  $   (2,739,584)  $      (505,451)  $        19,228
   Net realized gains (losses)......       17,828,287        7,418,061         8,997,321        2,551,902
   Change in unrealized gains
     (losses) on investments........       75,081,289       48,022,599        53,083,187       28,367,895
                                      ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       90,642,787       52,701,076        61,575,057       30,939,025
                                      ---------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        4,618,861        6,281,366         2,933,136        3,463,032
   Net transfers (including fixed
     account).......................     (20,996,309)     (15,663,221)       (9,705,041)      (9,937,729)
   Contract charges.................      (1,676,988)      (1,727,640)         (989,550)        (998,076)
   Transfers for contract benefits
     and terminations...............     (39,739,406)     (31,581,704)      (24,716,865)     (21,607,023)
                                      ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..     (57,793,842)     (42,691,199)      (32,478,320)     (29,079,796)
                                      ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets...............       32,848,945       10,009,877        29,096,737        1,859,229
NET ASSETS:
   Beginning of year................      350,147,074      340,137,197       209,539,656      207,680,427
                                      ---------------  ---------------  ----------------  ---------------
   End of year......................  $   382,996,019  $   350,147,074  $    238,636,393  $   209,539,656
                                      ===============  ===============  ================  ===============

                                            MIST ALLIANCEBERNSTEIN               MIST AMERICAN FUNDS
                                           GLOBAL DYNAMIC ALLOCATION             BALANCED ALLOCATION
                                                  SUBACCOUNT                         SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2013            2012 (a)           2013             2012
                                      ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        (7,908)  $      (10,883)  $        132,184  $       625,394
   Net realized gains (losses)......           125,316            9,420        13,589,073        4,011,757
   Change in unrealized gains
     (losses) on investments........           177,051           85,444        12,916,174       12,668,035
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           294,459           83,981        26,637,431       17,305,186
                                      ----------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            24,849           36,826         2,995,904        5,174,112
   Net transfers (including fixed
     account).......................         1,768,453        1,996,116         1,703,722        2,717,315
   Contract charges.................          (24,475)          (4,647)       (1,360,844)      (1,308,907)
   Transfers for contract benefits
     and terminations...............         (196,557)         (29,386)       (8,458,286)      (8,267,068)
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..         1,572,270        1,998,909       (5,119,504)      (1,684,548)
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets...............         1,866,729        2,082,890        21,517,927       15,620,638
NET ASSETS:
   Beginning of year................         2,082,890               --       160,100,268      144,479,630
                                      ----------------  ---------------  ----------------  ---------------
   End of year......................  $      3,949,619  $     2,082,890  $    181,618,195  $   160,100,268
                                      ================  ===============  ================  ===============

                                              MIST AMERICAN FUNDS
                                               GROWTH ALLOCATION
                                                  SUBACCOUNT
                                      ---------------------------------
                                            2013             2012
                                      ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (761,747)  $     (217,012)
   Net realized gains (losses)......        24,837,013        2,476,551
   Change in unrealized gains
     (losses) on investments........        39,739,448       33,204,440
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        63,814,714       35,463,979
                                      ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         6,105,619       14,621,092
   Net transfers (including fixed
     account).......................       (5,716,081)          951,990
   Contract charges.................       (2,453,100)      (2,296,954)
   Transfers for contract benefits
     and terminations...............      (12,332,550)      (8,212,536)
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (14,396,112)        5,063,592
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets...............        49,418,602       40,527,571
NET ASSETS:
   Beginning of year................       280,493,850      239,966,279
                                      ----------------  ---------------
   End of year......................  $    329,912,452  $   280,493,850
                                      ================  ===============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                             MIST AMERICAN FUNDS                  MIST AQR GLOBAL
                                             MODERATE ALLOCATION                   RISK BALANCED
                                                 SUBACCOUNT                         SUBACCOUNT
                                      ---------------------------------  --------------------------------
                                           2013              2012             2013           2012 (a)
                                      ---------------  ---------------   ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       553,456  $     1,069,659   $       102,370  $      (39,740)
   Net realized gains (losses)......       10,317,440        4,115,721            83,766            3,415
   Change in unrealized gains
     (losses) on investments........        4,958,971        6,950,880       (1,036,622)          283,000
                                      ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       15,829,867       12,136,260         (850,486)          246,675
                                      ---------------  ---------------   ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        2,607,038        6,037,796           171,522          263,136
   Net transfers (including fixed
     account).......................      (2,894,598)      (4,415,438)         2,549,807        9,849,753
   Contract charges.................      (1,094,205)      (1,086,090)          (88,218)         (32,798)
   Transfers for contract benefits
     and terminations...............      (9,357,543)      (7,155,222)         (780,956)        (152,997)
                                      ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..     (10,739,308)      (6,618,954)         1,852,155        9,927,094
                                      ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
        in net assets...............        5,090,559        5,517,306         1,001,669       10,173,769
NET ASSETS:
   Beginning of year................      135,901,256      130,383,950        10,173,769               --
                                      ---------------  ---------------   ---------------  ---------------
   End of year......................  $   140,991,815  $   135,901,256   $    11,175,438  $    10,173,769
                                      ===============  ===============   ===============  ===============

                                            MIST BLACKROCK GLOBAL                 MIST BLACKROCK
                                             TACTICAL STRATEGIES                  LARGE CAP CORE
                                                 SUBACCOUNT                         SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2013            2012 (a)           2013             2012
                                      ----------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $          6,860  $      (25,241)  $         7,458   $      (30,991)
   Net realized gains (losses)......           258,676            1,873          508,225           (8,874)
   Change in unrealized gains
     (losses) on investments........           378,883          201,568        3,759,797         1,660,207
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           644,419          178,200        4,275,480         1,620,342
                                      ----------------  ---------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            92,134          208,566          211,083           161,604
   Net transfers (including fixed
     account).......................         1,652,047        5,770,251        (736,665)           508,588
   Contract charges.................          (50,793)         (13,930)         (72,996)          (71,099)
   Transfers for contract benefits
     and terminations...............         (358,537)        (100,707)      (1,796,474)       (1,499,602)
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..         1,334,851        5,864,180      (2,395,052)         (900,509)
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets...............         1,979,270        6,042,380        1,880,428           719,833
NET ASSETS:
   Beginning of year................         6,042,380               --       14,314,469        13,594,636
                                      ----------------  ---------------  ---------------   ---------------
   End of year......................  $      8,021,650  $     6,042,380  $    16,194,897   $    14,314,469
                                      ================  ===============  ===============   ===============

                                                 MIST CLARION                     MIST CLEARBRIDGE
                                              GLOBAL REAL ESTATE                AGGRESSIVE GROWTH II
                                                  SUBACCOUNT                         SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2013             2012              2013             2012
                                      ---------------   ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     3,979,640   $       517,258  $      (335,441)  $     (484,022)
   Net realized gains (losses)......      (1,257,337)       (2,089,097)         2,491,568        1,151,025
   Change in unrealized gains
     (losses) on investments........      (1,052,443)        16,418,773         9,313,465        7,740,628
                                      ---------------   ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        1,669,860        14,846,934        11,469,592        8,407,631
                                      ---------------   ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          778,801         1,210,140           671,740        1,162,973
   Net transfers (including fixed
     account).......................        1,036,521         (886,362)       (2,557,169)      (2,268,485)
   Contract charges.................        (340,831)         (362,847)         (285,218)        (282,013)
   Transfers for contract benefits
     and terminations...............      (7,644,588)       (5,868,499)       (3,692,020)      (3,091,598)
                                      ---------------   ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (6,170,097)       (5,907,568)       (5,862,667)      (4,479,123)
                                      ---------------   ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets...............      (4,500,237)         8,939,366         5,606,925        3,928,508
NET ASSETS:
   Beginning of year................       72,167,457        63,228,091        44,860,838       40,932,330
                                      ---------------   ---------------  ----------------  ---------------
   End of year......................  $    67,667,220   $    72,167,457  $     50,467,763  $    44,860,838
                                      ===============   ===============  ================  ===============

                                               MIST CLEARBRIDGE
                                               AGGRESSIVE GROWTH
                                                  SUBACCOUNT
                                      ---------------------------------
                                            2013             2012
                                      ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (300,181)  $     (278,939)
   Net realized gains (losses)......         1,704,368          545,670
   Change in unrealized gains
     (losses) on investments........         8,941,381        3,237,732
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        10,345,568        3,504,463
                                      ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           458,630          537,234
   Net transfers (including fixed
     account).......................         3,927,646        (241,490)
   Contract charges.................         (127,981)         (93,078)
   Transfers for contract benefits
     and terminations...............       (2,835,038)      (2,651,680)
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..         1,423,257      (2,449,014)
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets...............        11,768,825        1,055,449
NET ASSETS:
   Beginning of year................        22,188,833       21,133,384
                                      ----------------  ---------------
   End of year......................  $     33,957,658  $    22,188,833
                                      ================  ===============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                                  MIST HARRIS                        MIST INVESCO
                                             OAKMARK INTERNATIONAL             BALANCED-RISK ALLOCATION
                                                  SUBACCOUNT                          SUBACCOUNT
                                      ----------------------------------  ---------------------------------
                                            2013              2012              2013            2012 (a)
                                      ----------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      1,694,680  $        372,906  $       (86,699)  $       (8,347)
   Net realized gains (losses)......         3,852,646       (1,183,812)            73,838           68,778
   Change in unrealized gains
     (losses) on investments........        28,014,774        29,009,729           (4,803)           78,504
                                      ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        33,562,100        28,198,823          (17,664)          138,935
                                      ----------------  ----------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         2,205,579         2,332,802            23,622          184,540
   Net transfers (including fixed
     account).......................       (4,709,007)       (3,795,268)           254,331        5,667,368
   Contract charges.................         (615,008)         (559,842)          (46,841)         (16,811)
   Transfers for contract benefits
     and terminations...............      (12,585,994)       (9,169,086)         (610,617)        (116,974)
                                      ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (15,704,430)      (11,191,394)         (379,505)        5,718,123
                                      ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets...............        17,857,670        17,007,429         (397,169)        5,857,058
NET ASSETS:
   Beginning of year................       122,637,423       105,629,994         5,857,058               --
                                      ----------------  ----------------  ----------------  ---------------
   End of year......................  $    140,495,093  $    122,637,423  $      5,459,889  $     5,857,058
                                      ================  ================  ================  ===============


                                                MIST INVESCO                       MIST INVESCO
                                                MID CAP VALUE                    SMALL CAP GROWTH
                                                 SUBACCOUNT                         SUBACCOUNT
                                      --------------------------------  ----------------------------------
                                           2013            2012 (a)           2013              2012
                                      ---------------  ---------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (390,677)  $     (569,080)  $      (122,464)  $      (126,672)
   Net realized gains (losses)......        1,938,542        (212,720)         1,145,167           934,023
   Change in unrealized gains
     (losses) on investments........       15,810,136        2,066,812         2,584,761           661,800
                                      ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       17,358,001        1,285,012         3,607,464         1,469,151
                                      ---------------  ---------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          933,570          671,558            71,675           124,818
   Net transfers (including fixed
     account).......................      (1,944,301)       66,790,919           581,737         (230,109)
   Contract charges.................        (304,377)        (197,103)          (53,817)          (50,325)
   Transfers for contract benefits
     and terminations...............      (7,871,832)      (4,075,933)         (849,262)         (946,852)
                                      ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (9,186,940)       63,189,441         (249,667)       (1,102,468)
                                      ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets...............        8,171,061       64,474,453         3,357,797           366,683
NET ASSETS:
   Beginning of year................       64,474,453               --         9,438,989         9,072,306
                                      ---------------  ---------------  ----------------  ----------------
   End of year......................  $    72,645,514  $    64,474,453  $     12,796,786  $      9,438,989
                                      ===============  ===============  ================  ================

                                                                                MIST
                                                 MIST JPMORGAN              LOOMIS SAYLES            MIST LORD ABBETT
                                           GLOBAL ACTIVE ALLOCATION        GLOBAL MARKETS             BOND DEBENTURE
                                                  SUBACCOUNT                 SUBACCOUNT                 SUBACCOUNT
                                      ----------------------------------  ----------------  ----------------------------------
                                            2013            2012 (a)          2013 (b)            2013              2012
                                      ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       (42,755)  $          (942)  $       (87,768)  $      4,516,820  $      5,035,501
   Net realized gains (losses)......            72,244            13,261           167,993           912,835           869,400
   Change in unrealized gains
     (losses) on investments........           261,895            27,390           878,952          (26,130)         3,390,799
                                      ----------------  ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           291,384            39,709           959,177         5,403,525         9,295,700
                                      ----------------  ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            53,674            18,406            14,207           847,741         1,132,763
   Net transfers (including fixed
     account).......................         2,325,777         1,423,557         8,299,557         3,800,659         (297,274)
   Contract charges.................          (25,727)           (2,327)          (38,005)         (361,748)         (380,354)
   Transfers for contract benefits
     and terminations...............         (131,442)          (17,218)         (434,128)      (10,787,451)       (9,590,615)
                                      ----------------  ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..         2,222,282         1,422,418         7,841,631       (6,500,799)       (9,135,480)
                                      ----------------  ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets...............         2,513,666         1,462,127         8,800,808       (1,097,274)           160,220
NET ASSETS:
   Beginning of year................         1,462,127                --                --        85,512,191        85,351,971
                                      ----------------  ----------------  ----------------  ----------------  ----------------
   End of year......................  $      3,975,793  $      1,462,127  $      8,800,808  $     84,414,917  $     85,512,191
                                      ================  ================  ================  ================  ================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                              MIST MET/FRANKLIN                    MIST METLIFE
                                          LOW DURATION TOTAL RETURN             AGGRESSIVE STRATEGY
                                                 SUBACCOUNT                         SUBACCOUNT
                                      ---------------------------------  --------------------------------
                                           2013              2012              2013             2012
                                      ---------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (16,786)  $          5,095  $     (164,147)  $     (194,323)
   Net realized gains (losses)......              806             3,812          675,955        (223,400)
   Change in unrealized gains
     (losses) on investments........           29,900            19,201        6,744,678        4,536,561
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           13,920            28,108        7,256,486        4,118,838
                                      ---------------  ----------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          265,687             6,274          643,906          443,989
   Net transfers (including fixed
     account).......................        9,424,308           643,751        (834,660)      (2,272,370)
   Contract charges.................         (28,825)           (3,761)        (144,430)        (153,065)
   Transfers for contract benefits
     and terminations...............        (271,158)          (89,444)      (2,640,779)      (2,188,038)
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..        9,390,012           556,820      (2,975,963)      (4,169,484)
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............        9,403,932           584,928        4,280,523         (50,646)
NET ASSETS:
   Beginning of year................        1,358,619           773,691       28,109,733       28,160,379
                                      ---------------  ----------------  ---------------  ---------------
   End of year......................  $    10,762,551  $      1,358,619  $    32,390,256  $    28,109,733
                                      ===============  ================  ===============  ===============

                                                                                            MIST METLIFE
                                                MIST METLIFE               MIST METLIFE      MULTI-INDEX
                                                BALANCED PLUS             GROWTH STRATEGY   TARGETED RISK
                                                 SUBACCOUNT                 SUBACCOUNT       SUBACCOUNT
                                      ---------------------------------  ----------------  ---------------
                                           2013            2012 (a)          2013 (b)         2013 (b)
                                      ---------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (47,425)  $       (17,133)  $     (159,276)   $       (1,175)
   Net realized gains (losses)......          253,904             5,087          115,993            11,255
   Change in unrealized gains
     (losses) on investments........          974,765           155,548        2,603,764            11,116
                                      ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        1,181,244           143,502        2,560,481            21,196
                                      ---------------  ----------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          186,516            73,003          296,806                --
   Net transfers (including fixed
     account).......................       10,871,318         3,671,454       17,920,796           577,157
   Contract charges.................         (84,465)           (9,566)         (91,798)             (802)
   Transfers for contract benefits
     and terminations...............        (821,962)          (28,872)        (582,962)          (18,119)
                                      ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..       10,151,407         3,706,019       17,542,842           558,236
                                      ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets...............       11,332,651         3,849,521       20,103,323           579,432
NET ASSETS:
   Beginning of year................        3,849,521                --               --                --
                                      ---------------  ----------------  ----------------  ---------------
   End of year......................  $    15,182,172  $      3,849,521  $    20,103,323   $       579,432
                                      ===============  ================  ================  ===============


                                                   MIST MFS                     MIST MORGAN STANLEY
                                            RESEARCH INTERNATIONAL                MID CAP GROWTH
                                                  SUBACCOUNT                        SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2013              2012            2013              2012
                                      ----------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        849,641  $       385,517  $     (109,734)  $      (211,760)
   Net realized gains (losses)......          (68,166)      (1,119,276)        1,136,653           351,495
   Change in unrealized gains
     (losses) on investments........         9,893,194        9,675,503        4,194,713         1,088,098
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        10,674,669        8,941,744        5,221,632         1,227,833
                                      ----------------  ---------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           866,481        1,233,886          232,372           315,383
   Net transfers (including fixed
     account).......................       (1,181,663)        (714,923)      (1,437,200)         (165,899)
   Contract charges.................         (319,147)        (320,664)         (74,502)          (77,436)
   Transfers for contract benefits
     and terminations...............       (6,055,095)      (4,470,597)      (1,791,267)       (1,732,489)
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..       (6,689,424)      (4,272,298)      (3,070,597)       (1,660,441)
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets...............         3,985,245        4,669,446        2,151,035         (432,608)
NET ASSETS:
   Beginning of year................        64,290,997       59,621,551       15,201,233        15,633,841
                                      ----------------  ---------------  ---------------  ----------------
   End of year......................  $     68,276,242  $    64,290,997  $    17,352,268  $     15,201,233
                                      ================  ===============  ===============  ================


                                              MIST OPPENHEIMER
                                                GLOBAL EQUITY
                                                 SUBACCOUNT
                                      ---------------------------------
                                            2013             2012
                                      ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       101,441   $        13,406
   Net realized gains (losses)......          905,459            72,453
   Change in unrealized gains
     (losses) on investments........        4,638,312         3,479,223
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        5,645,212         3,565,082
                                      ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          370,361           253,723
   Net transfers (including fixed
     account).......................        3,666,649           514,425
   Contract charges.................        (130,347)         (103,494)
   Transfers for contract benefits
     and terminations...............      (2,654,418)       (1,431,056)
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..        1,252,245         (766,402)
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets...............        6,897,457         2,798,680
NET ASSETS:
   Beginning of year................       21,023,383        18,224,703
                                      ---------------   ---------------
   End of year......................  $    27,920,840   $    21,023,383
                                      ===============   ===============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                 MIST PIMCO                        MIST PIMCO
                                          INFLATION PROTECTED BOND                TOTAL RETURN
                                                 SUBACCOUNT                        SUBACCOUNT
                                      --------------------------------  ----------------------------------
                                            2013            2012              2013              2012
                                      ---------------  ---------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       743,136  $     1,449,412  $      7,824,881  $      5,138,602
   Net realized gains (losses)......        3,372,133        5,552,101         6,202,129         1,803,188
   Change in unrealized gains
     (losses) on investments........     (12,894,231)        (564,822)      (22,672,029)        14,167,853
                                      ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............      (8,778,962)        6,436,691       (8,645,019)        21,109,643
                                      ---------------  ---------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        1,014,765        1,527,932         3,404,963         5,086,786
   Net transfers (including fixed
     account).......................      (9,240,216)        8,618,680         7,276,831         8,616,606
   Contract charges.................        (394,220)        (446,568)       (1,274,679)       (1,336,950)
   Transfers for contract benefits
     and terminations...............      (8,490,880)      (6,809,915)      (29,356,115)      (27,681,344)
                                      ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..     (17,110,551)        2,890,129      (19,949,000)      (15,314,902)
                                      ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets...............     (25,889,513)        9,326,820      (28,594,019)         5,794,741
NET ASSETS:
   Beginning of year................       90,359,849       81,033,029       280,763,140       274,968,399
                                      ---------------  ---------------  ----------------  ----------------
   End of year......................  $    64,470,336  $    90,359,849  $    252,169,121  $    280,763,140
                                      ===============  ===============  ================  ================

                                                MIST PYRAMIS             MIST PYRAMIS              MIST SCHRODERS
                                              GOVERNMENT INCOME          MANAGED RISK            GLOBAL MULTI-ASSET
                                                 SUBACCOUNT               SUBACCOUNT                 SUBACCOUNT
                                      --------------------------------  ---------------  ----------------------------------
                                            2013           2012 (a)        2013 (b)            2013            2012 (a)
                                      ---------------  ---------------  ---------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         7,230  $       (4,946)  $         1,056  $       (26,462)  $          4,308
   Net realized gains (losses)......         (17,912)              690            7,748            21,616            23,778
   Change in unrealized gains
     (losses) on investments........         (68,880)            4,145           14,459           185,610            14,688
                                      ---------------  ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         (79,562)            (111)           23,263           180,764            42,774
                                      ---------------  ---------------  ---------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           11,602           17,399            7,424            42,998            26,462
   Net transfers (including fixed
     account).......................          496,973        1,078,850          418,501         1,188,585         1,301,258
   Contract charges.................         (13,868)          (2,291)          (1,004)          (11,506)           (1,151)
   Transfers for contract benefits
     and terminations...............         (76,710)         (15,591)          (5,056)          (84,489)          (41,308)
                                      ---------------  ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..          417,997        1,078,367          419,865         1,135,588         1,285,261
                                      ---------------  ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets...............          338,435        1,078,256          443,128         1,316,352         1,328,035
NET ASSETS:
   Beginning of year................        1,078,256               --               --         1,328,035                --
                                      ---------------  ---------------  ---------------  ----------------  ----------------
   End of year......................  $     1,416,691  $     1,078,256  $       443,128  $      2,644,387  $      1,328,035
                                      ===============  ===============  ===============  ================  ================

                                                  MIST SSGA                           MIST SSGA
                                            GROWTH AND INCOME ETF                    GROWTH ETF
                                                 SUBACCOUNT                          SUBACCOUNT
                                      ---------------------------------  ----------------------------------
                                            2013             2012              2013              2012
                                      ---------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       872,479  $        715,003  $        370,813  $        228,559
   Net realized gains (losses)......        2,927,700         2,200,851         2,210,026         1,585,196
   Change in unrealized gains
     (losses) on investments........        3,769,801         3,889,669         4,421,044         2,457,135
                                      ---------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        7,569,980         6,805,523         7,001,883         4,270,890
                                      ---------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        1,854,464         1,752,801           699,717         1,359,107
   Net transfers (including fixed
     account).......................      (1,684,590)         3,835,084         7,325,904         3,776,299
   Contract charges.................        (513,329)         (481,890)         (339,901)         (274,366)
   Transfers for contract benefits
     and terminations...............      (3,956,401)       (2,910,623)       (1,869,587)       (1,242,922)
                                      ---------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (4,299,856)         2,195,372         5,816,133         3,618,118
                                      ---------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets...............        3,270,124         9,000,895        12,818,016         7,889,008
NET ASSETS:
   Beginning of year................       66,981,641        57,980,746        38,545,404        30,656,396
                                      ---------------  ----------------  ----------------  ----------------
   End of year......................  $    70,251,765  $     66,981,641  $     51,363,420  $     38,545,404
                                      ===============  ================  ================  ================

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                             MIST T. ROWE PRICE                 MSF BAILLIE GIFFORD
                                               MID CAP GROWTH                   INTERNATIONAL STOCK
                                                 SUBACCOUNT                         SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2013              2012            2013              2012
                                      ----------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (862,977)  $     (947,531)  $       103,727  $       (48,821)
   Net realized gains (losses)......         7,542,191       10,759,773        (764,087)       (1,865,274)
   Change in unrealized gains
     (losses) on investments........        17,242,687      (1,418,169)        7,155,077        10,055,019
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        23,921,901        8,394,073        6,494,717         8,140,924
                                      ----------------  ---------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         1,385,873        1,418,075          475,172           833,523
   Net transfers (including fixed
     account).......................       (4,098,074)        (160,131)        (804,524)           852,416
   Contract charges.................         (393,959)        (380,042)        (203,204)         (216,565)
   Transfers for contract benefits
     and terminations...............       (8,198,291)      (6,036,723)      (5,449,735)       (5,091,803)
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (11,304,451)      (5,158,821)      (5,982,291)       (3,622,429)
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets...............        12,617,450        3,235,252          512,426         4,518,495
NET ASSETS:
   Beginning of year................        73,147,138       69,911,886       50,921,452        46,402,957
                                      ----------------  ---------------  ---------------  ----------------
   End of year......................  $     85,764,588  $    73,147,138  $    51,433,878  $     50,921,452
                                      ================  ===============  ===============  ================

                                                MSF BARCLAYS                      MSF BLACKROCK
                                            AGGREGATE BOND INDEX                   BOND INCOME
                                                 SUBACCOUNT                        SUBACCOUNT
                                      --------------------------------  --------------------------------
                                            2013            2012             2013              2012
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     1,302,232  $     1,527,089  $     2,646,867  $     1,417,755
   Net realized gains (losses)......          170,342          539,958        2,645,178        1,311,354
   Change in unrealized gains
     (losses) on investments........      (3,812,893)        (537,010)      (7,646,101)        3,797,435
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............      (2,340,319)        1,530,037      (2,354,056)        6,526,544
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          943,840          984,353        1,186,280        1,682,335
   Net transfers (including fixed
     account).......................        2,319,099        1,210,426        2,433,322        (437,281)
   Contract charges.................        (266,861)        (304,684)        (377,239)        (429,041)
   Transfers for contract benefits
     and terminations...............      (7,211,713)      (7,554,242)     (13,109,867)     (13,833,058)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (4,215,635)      (5,664,147)      (9,867,504)     (13,017,045)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............      (6,555,954)      (4,134,110)     (12,221,560)      (6,490,501)
NET ASSETS:
   Beginning of year................       64,276,772       68,410,882      109,634,389      116,124,890
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $    57,720,818  $    64,276,772  $    97,412,829  $   109,634,389
                                      ===============  ===============  ===============  ===============

                                                MSF BLACKROCK                     MSF BLACKROCK
                                            CAPITAL APPRECIATION                   DIVERSIFIED
                                                 SUBACCOUNT                        SUBACCOUNT
                                      --------------------------------  ---------------------------------
                                           2013              2012            2013              2012
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (460,276)  $     (878,326)  $        79,997  $        56,610
   Net realized gains (losses)......        4,625,689        2,226,592          262,841           78,297
   Change in unrealized gains
     (losses) on investments........       18,042,528        8,080,369        1,132,202          683,021
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       22,207,941        9,428,635        1,475,040          817,928
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          727,913          890,244           90,860          114,897
   Net transfers (including fixed
     account).......................      (3,592,283)        (287,844)          109,942          206,736
   Contract charges.................        (214,622)        (217,727)         (48,814)         (45,375)
   Transfers for contract benefits
     and terminations...............     (10,431,113)      (9,699,867)        (822,656)        (623,189)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..     (13,510,105)      (9,315,194)        (670,668)        (346,931)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............        8,697,836          113,441          804,372          470,997
NET ASSETS:
   Beginning of year................       75,225,794       75,112,353        8,310,586        7,839,589
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $    83,923,630  $    75,225,794  $     9,114,958  $     8,310,586
                                      ===============  ===============  ===============  ===============

                                                MSF BLACKROCK
                                               LARGE CAP VALUE
                                                 SUBACCOUNT
                                      --------------------------------
                                           2013              2012
                                      ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (46,258)  $        42,394
   Net realized gains (losses)......        2,297,248        5,055,990
   Change in unrealized gains
     (losses) on investments........        8,387,763        (957,652)
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       10,638,753        4,140,732
                                      ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          597,804        1,018,681
   Net transfers (including fixed
     account).......................        1,006,661        1,522,498
   Contract charges.................        (201,042)        (181,895)
   Transfers for contract benefits
     and terminations...............      (3,551,091)      (2,924,301)
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (2,147,668)        (565,017)
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets...............        8,491,085        3,575,715
NET ASSETS:
   Beginning of year................       36,219,149       32,643,434
                                      ---------------  ---------------
   End of year......................  $    44,710,234  $    36,219,149
                                      ===============  ===============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                               MSF BLACKROCK                        MSF DAVIS
                                               MONEY MARKET                       VENTURE VALUE
                                                SUBACCOUNT                         SUBACCOUNT
                                      --------------------------------  --------------------------------
                                           2013             2012              2013             2012
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (764,976)  $     (907,591)  $     (150,256)  $   (1,790,855)
   Net realized gains (losses)......               --               --       19,405,577        6,292,588
   Change in unrealized gains
     (losses) on investments........               --               --       61,248,707       25,583,473
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        (764,976)        (907,591)       80,504,028       30,085,206
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          865,103        1,438,982        3,648,017        4,096,100
   Net transfers (including fixed
     account).......................       12,874,742        2,385,124     (15,520,824)     (11,734,865)
   Contract charges.................        (351,119)        (350,458)      (1,166,847)      (1,185,820)
   Transfers for contract benefits
     and terminations...............     (19,734,365)     (16,976,227)     (32,518,024)     (26,998,674)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...      (6,345,639)     (13,502,579)     (45,557,678)     (35,823,259)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets................      (7,110,615)     (14,410,170)       34,946,350      (5,738,053)
NET ASSETS:
   Beginning of year................       63,129,311       77,539,481      272,302,821      278,040,874
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $    56,018,696  $    63,129,311  $   307,249,171  $   272,302,821
                                      ===============  ===============  ===============  ===============

                                               MSF FRONTIER                       MSF JENNISON
                                              MID CAP GROWTH                         GROWTH
                                                SUBACCOUNT                         SUBACCOUNT
                                      --------------------------------  --------------------------------
                                           2013             2012             2013             2012
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (27,754)  $     (173,922)  $     (219,062)  $     (223,125)
   Net realized gains (losses)......        1,149,482          682,257        1,043,344        2,378,504
   Change in unrealized gains
     (losses) on investments........        2,419,516          637,080        5,548,784        (859,031)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        3,541,244        1,145,415        6,373,066        1,296,348
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          148,899          217,097          219,954          306,625
   Net transfers (including fixed
     account).......................        (812,921)        (689,910)      (2,174,201)        8,740,336
   Contract charges.................         (79,403)         (82,011)        (106,463)         (90,965)
   Transfers for contract benefits
     and terminations...............        (984,265)        (926,598)      (2,184,860)      (1,262,007)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...      (1,727,690)      (1,481,422)      (4,245,570)        7,693,989
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets................        1,813,554        (336,007)        2,127,496        8,990,337
NET ASSETS:
   Beginning of year................       12,302,094       12,638,101       20,116,086       11,125,749
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $    14,115,648  $    12,302,094  $    22,243,582  $    20,116,086
                                      ===============  ===============  ===============  ===============

                                              MSF LOOMIS SAYLES                 MSF LOOMIS SAYLES
                                               SMALL CAP CORE                   SMALL CAP GROWTH
                                                 SUBACCOUNT                        SUBACCOUNT
                                      --------------------------------  --------------------------------
                                           2013              2012             2013             2012
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (954,742)  $   (1,154,021)  $     (352,226)  $     (318,701)
   Net realized gains (losses)......       11,869,670        4,148,967        1,986,432          537,393
   Change in unrealized gains
     (losses) on investments........       20,024,124        7,532,923        8,743,582        2,017,078
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       30,939,052       10,527,869       10,377,788        2,235,770
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        1,188,143        1,195,877          204,959          395,483
   Net transfers (including fixed
     account).......................      (4,243,098)      (3,093,035)      (1,611,726)      (1,070,599)
   Contract charges.................        (315,019)        (308,287)        (119,414)        (116,236)
   Transfers for contract benefits
     and terminations...............     (10,685,683)      (8,866,293)      (2,668,471)      (1,958,475)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...     (14,055,657)     (11,071,738)      (4,194,652)      (2,749,827)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets................       16,883,395        (543,869)        6,183,136        (514,057)
NET ASSETS:
   Beginning of year................       84,979,664       85,523,533       23,754,198       24,268,255
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $   101,863,059  $    84,979,664  $    29,937,334  $    23,754,198
                                      ===============  ===============  ===============  ===============

                                               MSF MET/ARTISAN
                                                MID CAP VALUE
                                                 SUBACCOUNT
                                      ---------------------------------
                                            2013             2012
                                      ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (608,800)   $     (565,145)
   Net realized gains (losses)......        3,337,456       (2,097,191)
   Change in unrealized gains
     (losses) on investments........       37,215,621        14,942,017
                                      ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       39,944,277        12,279,681
                                      ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        1,317,566         1,470,782
   Net transfers (including fixed
     account).......................      (6,933,693)       (4,748,996)
   Contract charges.................        (475,210)         (475,648)
   Transfers for contract benefits
     and terminations...............     (16,595,456)      (14,458,441)
                                      ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...     (22,686,793)      (18,212,303)
                                      ---------------   ---------------
     Net increase (decrease)
       in net assets................       17,257,484       (5,932,622)
NET ASSETS:
   Beginning of year................      122,364,566       128,297,188
                                      ---------------   ---------------
   End of year......................  $   139,622,050   $   122,364,566
                                      ===============   ===============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                 MSF METLIFE                MSF METLIFE CONSERVATIVE TO
                                           CONSERVATIVE ALLOCATION              MODERATE ALLOCATION
                                                 SUBACCOUNT                         SUBACCOUNT
                                      --------------------------------  ----------------------------------
                                            2013            2012              2013              2012
                                      ---------------  ---------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     1,527,696  $     1,629,345  $      2,036,744  $      2,614,606
   Net realized gains (losses)......        2,578,165        3,233,398         5,317,623         2,606,713
   Change in unrealized gains
     (losses) on investments........      (1,434,332)        1,849,498         7,708,329        10,351,058
                                      ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        2,671,529        6,712,241        15,062,696        15,572,377
                                      ---------------  ---------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          779,980          820,442         1,312,490         3,720,482
   Net transfers (including fixed
     account).......................     (12,693,368)       12,654,718         4,320,021         (644,635)
   Contract charges.................        (574,033)        (619,588)       (1,052,840)       (1,019,920)
   Transfers for contract benefits
     and terminations...............     (10,066,742)      (6,794,165)      (16,834,087)      (12,735,687)
                                      ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..     (22,554,163)        6,061,407      (12,254,416)      (10,679,760)
                                      ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets...............     (19,882,634)       12,773,648         2,808,280         4,892,617
NET ASSETS:
   Beginning of year................       99,014,719       86,241,071       164,236,003       159,343,386
                                      ---------------  ---------------  ----------------  ----------------
   End of year......................  $    79,132,085  $    99,014,719  $    167,044,283  $    164,236,003
                                      ===============  ===============  ================  ================

                                                 MSF METLIFE                         MSF METLIFE
                                             MID CAP STOCK INDEX                 MODERATE ALLOCATION
                                                 SUBACCOUNT                          SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2013              2012             2013              2012
                                      ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (147,895)  $     (224,801)  $      3,580,207  $     5,286,235
   Net realized gains (losses)......         3,624,298        2,417,530        12,424,791        3,062,545
   Change in unrealized gains
     (losses) on investments........         9,232,958        4,010,511        68,097,029       49,406,711
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        12,709,361        6,203,240        84,102,027       57,755,491
                                      ----------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           924,101        1,022,853         6,472,800       10,362,423
   Net transfers (including fixed
     account).......................       (1,736,176)        (228,886)         5,090,471      (6,747,534)
   Contract charges.................         (227,415)        (215,065)       (3,837,646)      (3,758,230)
   Transfers for contract benefits
     and terminations...............       (5,420,646)      (3,923,173)      (36,768,264)     (32,997,207)
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..       (6,460,136)      (3,344,271)      (29,042,639)     (33,140,548)
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets...............         6,249,225        2,858,969        55,059,388       24,614,943
NET ASSETS:
   Beginning of year................        43,051,751       40,192,782       524,607,576      499,992,633
                                      ----------------  ---------------  ----------------  ---------------
   End of year......................  $     49,300,976  $    43,051,751  $    579,666,964  $   524,607,576
                                      ================  ===============  ================  ===============

                                           MSF METLIFE MODERATE TO                   MSF METLIFE
                                            AGGRESSIVE ALLOCATION                    STOCK INDEX
                                                 SUBACCOUNT                          SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                           2013              2012              2013             2012
                                      ---------------  ----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     1,101,141  $      3,803,445  $       278,083   $       200,514
   Net realized gains (losses)......        9,009,604         (244,697)        3,561,691         1,422,826
   Change in unrealized gains
     (losses) on investments........      129,496,974        77,284,101       14,055,705         6,531,237
                                      ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............      139,607,719        80,842,849       17,895,479         8,154,577
                                      ---------------  ----------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        6,670,599        19,565,094          721,167         1,368,862
   Net transfers (including fixed
     account).......................     (12,413,289)      (20,532,427)      (1,029,804)         (533,345)
   Contract charges.................      (5,301,595)       (5,287,103)        (301,831)         (289,238)
   Transfers for contract benefits
     and terminations...............     (38,449,029)      (30,894,802)      (6,251,485)       (6,003,647)
                                      ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..     (49,493,314)      (37,149,238)      (6,861,953)       (5,457,368)
                                      ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets...............       90,114,405        43,693,611       11,033,526         2,697,209
NET ASSETS:
   Beginning of year................      638,284,894       594,591,283       62,563,406        59,866,197
                                      ---------------  ----------------  ---------------   ---------------
   End of year......................  $   728,399,299  $    638,284,894  $    73,596,932   $    62,563,406
                                      ===============  ================  ===============   ===============

                                                 MSF MFS TOTAL
                                                    RETURN
                                                  SUBACCOUNT
                                      ---------------------------------
                                            2013              2012
                                      ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        596,366  $       745,067
   Net realized gains (losses)......           880,107         (67,385)
   Change in unrealized gains
     (losses) on investments........         7,296,612        4,497,608
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         8,773,085        5,175,290
                                      ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           429,903          550,783
   Net transfers (including fixed
     account).......................           548,358        (436,722)
   Contract charges.................         (178,092)        (178,420)
   Transfers for contract benefits
     and terminations...............       (6,872,619)      (6,374,219)
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..       (6,072,450)      (6,438,578)
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets...............         2,700,635      (1,263,288)
NET ASSETS:
   Beginning of year................        53,660,070       54,923,358
                                      ----------------  ---------------
   End of year......................  $     56,360,705  $    53,660,070
                                      ================  ===============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                    MSF MSCI
                                               MSF MFS VALUE                       EAFE INDEX
                                                SUBACCOUNT                         SUBACCOUNT
                                      --------------------------------  --------------------------------
                                           2013             2012              2013            2012
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (104,647)  $       258,931  $       730,400  $       678,448
   Net realized gains (losses)......       11,281,949        1,213,265          390,164        (576,971)
   Change in unrealized gains
     (losses) on investments........       11,480,667        5,834,096        6,973,795        6,223,730
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       22,657,969        7,306,292        8,094,359        6,325,207
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          607,474          806,852          543,034          742,542
   Net transfers (including fixed
     account).......................       34,337,232      (2,222,828)          118,490        (293,375)
   Contract charges.................        (334,032)        (266,607)        (213,005)        (208,348)
   Transfers for contract benefits
     and terminations...............      (9,315,346)      (4,626,137)      (4,202,366)      (3,324,679)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...       25,295,328      (6,308,720)      (3,753,847)      (3,083,860)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets................       47,953,297          997,572        4,340,512        3,241,347
NET ASSETS:
   Beginning of year................       51,957,406       50,959,834       42,868,013       39,626,666
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $    99,910,703  $    51,957,406  $    47,208,525  $    42,868,013
                                      ===============  ===============  ===============  ===============

                                                MSF NEUBERGER
                                               BERMAN GENESIS                MSF RUSSELL 2000 INDEX
                                                 SUBACCOUNT                        SUBACCOUNT
                                      --------------------------------  --------------------------------
                                           2013              2012            2013              2012
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (729,319)  $     (895,905)  $        44,445  $     (149,090)
   Net realized gains (losses)......        1,102,807      (2,570,242)        2,273,643          620,238
   Change in unrealized gains
     (losses) on investments........       31,517,021       10,129,806       11,487,914        4,975,072
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       31,890,509        6,663,659       13,806,002        5,446,220
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          964,274        1,004,546          643,656          733,221
   Net transfers (including fixed
     account).......................       13,512,573      (3,646,543)      (1,566,483)        (821,875)
   Contract charges.................        (400,964)        (341,869)        (200,251)        (196,228)
   Transfers for contract benefits
     and terminations...............     (11,922,001)      (8,299,912)      (5,189,381)      (3,861,001)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...        2,153,882     (11,283,778)      (6,312,459)      (4,145,883)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets................       34,044,391      (4,620,119)        7,493,543        1,300,337
NET ASSETS:
   Beginning of year................       79,566,362       84,186,481       40,442,242       39,141,905
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $   113,610,753  $    79,566,362  $    47,935,785  $    40,442,242
                                      ===============  ===============  ===============  ===============

                                              MSF T. ROWE PRICE                  MSF T. ROWE PRICE
                                              LARGE CAP GROWTH                   SMALL CAP GROWTH
                                                 SUBACCOUNT                         SUBACCOUNT
                                      ---------------------------------  --------------------------------
                                            2013             2012             2013             2012
                                      ---------------   ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (752,843)   $     (504,508)  $     (326,031)  $     (297,025)
   Net realized gains (losses)......        3,096,596         1,304,834        2,972,104        2,641,508
   Change in unrealized gains
     (losses) on investments........       17,471,678         5,166,728        7,159,778          610,048
                                      ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       19,815,431         5,967,054        9,805,851        2,954,531
                                      ---------------   ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        1,012,265           966,347          598,807          498,122
   Net transfers (including fixed
     account).......................       22,537,343           848,532          215,591        1,390,705
   Contract charges.................        (291,462)         (193,204)        (139,224)        (119,754)
   Transfers for contract benefits
     and terminations...............      (6,506,319)       (4,198,516)      (2,733,800)      (1,713,819)
                                      ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...       16,751,827       (2,576,841)      (2,058,626)           55,254
                                      ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets................       36,567,258         3,390,213        7,747,225        3,009,785
NET ASSETS:
   Beginning of year................       38,514,439        35,124,226       23,444,285       20,434,500
                                      ---------------   ---------------  ---------------  ---------------
   End of year......................  $    75,081,697   $    38,514,439  $    31,191,510  $    23,444,285
                                      ===============   ===============  ===============  ===============

                                        MSF WESTERN ASSET MANAGEMENT
                                        STRATEGIC BOND OPPORTUNITIES
                                                 SUBACCOUNT
                                      --------------------------------
                                            2013             2012
                                      ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     3,758,341  $     2,395,401
   Net realized gains (losses)......        1,572,428        1,579,270
   Change in unrealized gains
     (losses) on investments........      (5,732,494)        6,494,965
                                      ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        (401,725)       10,469,636
                                      ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          996,596        1,090,430
   Net transfers (including fixed
     account).......................        3,434,514        (542,886)
   Contract charges.................        (383,682)        (425,816)
   Transfers for contract benefits
     and terminations...............     (13,023,033)     (12,354,056)
                                      ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions...      (8,975,605)     (12,232,328)
                                      ---------------  ---------------
     Net increase (decrease)
       in net assets................      (9,377,330)      (1,762,692)
NET ASSETS:
   Beginning of year................      110,686,505      112,449,197
                                      ---------------  ---------------
   End of year......................  $   101,309,175  $   110,686,505
                                      ===============  ===============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                                      MSF WESTERN ASSET MANAGEMENT
                                                                                                             U.S. GOVERNMENT
                                                                                                               SUBACCOUNT
                                                                                                    --------------------------------
                                                                                                         2013              2012
                                                                                                    ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................................................      $       517,424  $       535,623
   Net realized gains (losses)................................................................               44,266          183,008
   Change in unrealized gains
     (losses) on investments..................................................................          (2,189,098)          789,330
                                                                                                    ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations........................................................................          (1,627,408)        1,507,961
                                                                                                    ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.....................................................................            1,209,037        1,035,411
   Net transfers (including fixed
     account).................................................................................            1,085,204         (42,333)
   Contract charges...........................................................................            (284,994)        (338,922)
   Transfers for contract benefits
     and terminations.........................................................................          (9,693,611)     (10,047,724)
                                                                                                    ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions.............................................................          (7,684,364)      (9,393,568)
                                                                                                    ---------------  ---------------
     Net increase (decrease)
       in net assets..........................................................................          (9,311,772)      (7,885,607)
NET ASSETS:
   Beginning of year..........................................................................           80,898,906       88,784,513
                                                                                                    ---------------  ---------------
   End of year................................................................................      $    71,587,134  $    80,898,906
                                                                                                    ===============  ===============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period April 29, 2013 to December 31, 2013.



 The accompanying notes are an integral part of these financial statements.

         NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
             OF NEW ENGLAND LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


New England Variable Annuity Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on July 1, 1994 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Division of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund ("MSF")*


* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.


2.  LIST OF SUBACCOUNTS


Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2013:

American Funds Bond Subaccount                            MIST MetLife Aggressive Strategy Subaccount
American Funds Global Small Capitalization Subaccount     MIST MetLife Balanced Plus Subaccount
American Funds Growth Subaccount                          MIST MetLife Growth Strategy Subaccount (b)
American Funds Growth-Income Subaccount                   MIST MetLife Multi-Index Targeted Risk Subaccount (b)
MIST AllianceBernstein Global Dynamic Allocation          MIST MFS Research International Subaccount
   Subaccount                                             MIST Morgan Stanley Mid Cap Growth Subaccount
MIST American Funds Balanced Allocation Subaccount        MIST Oppenheimer Global Equity Subaccount
MIST American Funds Growth Allocation Subaccount          MIST PIMCO Inflation Protected Bond Subaccount
MIST American Funds Moderate Allocation Subaccount        MIST PIMCO Total Return Subaccount
MIST AQR Global Risk Balanced Subaccount                  MIST Pyramis Government Income Subaccount
MIST BlackRock Global Tactical Strategies Subaccount      MIST Pyramis Managed Risk Subaccount (b)
MIST BlackRock Large Cap Core Subaccount                  MIST Schroders Global Multi-Asset Subaccount
MIST Clarion Global Real Estate Subaccount                MIST SSgA Growth and Income ETF Subaccount
MIST ClearBridge Aggressive Growth Subaccount (a)         MIST SSgA Growth ETF Subaccount
MIST ClearBridge Aggressive Growth II Subaccount          MIST T. Rowe Price Mid Cap Growth Subaccount
MIST Harris Oakmark International Subaccount (a)          MSF Baillie Gifford International Stock Subaccount (a)
MIST Invesco Balanced-Risk Allocation Subaccount          MSF Barclays Aggregate Bond Index Subaccount
MIST Invesco Mid Cap Value Subaccount                     MSF BlackRock Bond Income Subaccount (a)
MIST Invesco Small Cap Growth Subaccount                  MSF BlackRock Capital Appreciation Subaccount (a)
MIST JPMorgan Global Active Allocation Subaccount         MSF BlackRock Diversified Subaccount
MIST Loomis Sayles Global Markets Subaccount (b)          MSF BlackRock Large Cap Value Subaccount (a)
MIST Lord Abbett Bond Debenture Subaccount                MSF BlackRock Money Market Subaccount (a)
MIST Met/Franklin Low Duration Total Return               MSF Davis Venture Value Subaccount (a)
   Subaccount

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2.  LIST OF SUBACCOUNTS -- (CONCLUDED)


MSF Frontier Mid Cap Growth Subaccount                MSF MetLife Stock Index Subaccount
MSF Jennison Growth Subaccount (a)                    MSF MFS Total Return Subaccount (a)
MSF Loomis Sayles Small Cap Core Subaccount (a)       MSF MFS Value Subaccount (a)
MSF Loomis Sayles Small Cap Growth Subaccount         MSF MSCI EAFE Index Subaccount
MSF Met/Artisan Mid Cap Value Subaccount (a)          MSF Neuberger Berman Genesis Subaccount (a)
MSF MetLife Conservative Allocation Subaccount        MSF Russell 2000 Index Subaccount
MSF MetLife Conservative to Moderate Allocation       MSF T. Rowe Price Large Cap Growth Subaccount
   Subaccount                                         MSF T. Rowe Price Small Cap Growth Subaccount
MSF MetLife Mid Cap Stock Index Subaccount            MSF Western Asset Management Strategic Bond
MSF MetLife Moderate Allocation Subaccount              Opportunities Subaccount (a)
MSF MetLife Moderate to Aggressive Allocation         MSF Western Asset Management U.S. Government
   Subaccount                                           Subaccount (a)

(a) This Subaccount invests in two or more share classes within the underlying fund or portfolio of the Trusts.
(b) This Subaccount began operations during the year ended December 31, 2013.


3.  PORTFOLIO CHANGES


The following Subaccounts ceased operations during the year ended December 31, 2013:

MIST Met/Franklin Income Subaccount                  MIST MLA Mid Cap Subaccount
MIST Met/Franklin Mutual Shares Subaccount           MIST RCM Technology Subaccount
MIST Met/Franklin Templeton Founding Strategy        MSF FI Value Leaders Subaccount
   Subaccount                                        MSF Oppenheimer Global Equity Subaccount

The operations of the Subaccounts were affected by the following changes that occurred during the year ended December 31, 2013:

NAME CHANGES:

Former Name                                              New Name

(MIST) Janus Forty Portfolio                             (MIST) ClearBridge Aggressive Growth Portfolio II
(MIST) Legg Mason ClearBridge Aggressive Growth          (MIST) ClearBridge Aggressive Growth Portfolio
   Portfolio
(MIST) Lord Abbett Mid Cap Value Portfolio               (MIST) Invesco Mid Cap Value Portfolio
(MIST) Met/Templeton Growth Portfolio (a)                (MIST) Oppenheimer Global Equity Portfolio (a)
(MSF) Barclays Capital Aggregate Bond Index Portfolio    (MSF) Barclays Aggregate Bond Index Portfolio
(MSF) BlackRock Aggressive Growth Portfolio              (MSF) Frontier Mid Cap Growth Portfolio
(MSF) BlackRock Legacy Large Cap Growth Portfolio        (MSF) BlackRock Capital Appreciation Portfolio

MERGERS:

Former Portfolio                                        New Portfolio

(MIST) Met/Franklin Income Portfolio                    (MIST) Loomis Sayles Global Markets Portfolio
(MIST) Met/Franklin Mutual Shares Portfolio             (MSF) MFS Value Portfolio
(MIST) Met/Franklin Templeton Founding Strategy         (MIST) MetLife Growth Strategy Portfolio
   Portfolio
(MIST) MLA Mid Cap Portfolio                            (MSF) Neuberger Berman Genesis Portfolio
(MIST) RCM Technology Portfolio                         (MSF) T. Rowe Price Large Cap Growth Portfolio
(MSF) FI Value Leaders Portfolio                        (MSF) MFS Value Portfolio
(MSF) Oppenheimer Global Equity Portfolio (a)           (MIST) Met/Templeton Growth Portfolio (a)

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3.  PORTFOLIO CHANGES -- (CONCLUDED)


(a) At the close of business on April 26, 2013, the (MSF) Oppenheimer Global Equity Portfolio merged with and into the (MIST) Met/Templeton Growth Portfolio. Concurrently, OppenheimerFunds, Inc. became the subadviser of the (MIST)Met/Templeton Growth Portfolio, the portfolio's investment objective and principal investment strategies changed, and the portfolio's name was changed to (MIST) Oppenheimer Global Equity Portfolio. Pursuant to these changes, the (MSF) Oppenheimer Global Equity Portfolio was deemed to be the accounting and performance survivor of the merger for financial reporting purposes, and therefore, the results of MIST Oppenheimer Global Equity Subaccount presented in the financial statements reflect the historical results of MSF Oppenheimer Global Equity Subaccount prior to the merger, and the combined results thereafter.


4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
A Subaccount's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.5 and 5.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

NET TRANSFERS
Funds transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Subaccounts:

     Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

     Administrative -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

     Earnings Preservation Benefit -- For an additional charge, the Company will provide this additional death benefit.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2013:

     ----------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                                 1.15% - 2.20%
     ----------------------------------------------------------------------------------------------------------------------------
      Administrative                                                                                             0.10%
     ----------------------------------------------------------------------------------------------------------------------------
      Earnings Preservation Benefit                                                                              0.25%
     ----------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts:

      Guaranteed Minimum Accumulation Benefit -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed amount at the end of a specified number of years.

      Lifetime Withdrawal Guarantee -- For an additional charge, the Company will guarantee the periodic return on the investment for life.

      Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee the period return on the investment.

      Guaranteed Minimum Income Benefit -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

      Enhanced Death Benefit -- For an additional charge, the Company will guarantee the highest value on any contract anniversary.

      Enhanced Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2013:

     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Accumulation Benefit                                                                 0.75%
     -------------------------------------------------------------------------------------------------------------------------
      Lifetime Withdrawal Guarantee                                                                           0.50% - 1.80%
     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit                                                                           0.50% - 0.95%
     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Income Benefit                                                                       0.50% - 1.50%
     -------------------------------------------------------------------------------------------------------------------------
      Enhanced Death Benefit                                                                                  0.75% - 1.50%
     -------------------------------------------------------------------------------------------------------------------------
      Enhanced Guaranteed Withdrawal Benefit                                                                  0.55% - 1.00%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge of $30 is assessed on an annual basis. For certain Contracts with a value of $50,000 or greater, or for certain other Contracts with a value of $25,000 or greater if net deposits of at least $1,000 are made during the year, this charge may be waived. Some Contracts do not assess this charge for annuitization. In addition, Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                                                                                           FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2013              DECEMBER 31, 2013
                                                                   ------------------------------   -------------------------------
                                                                                                        COST OF         PROCEEDS
                                                                      SHARES           COST ($)      PURCHASES ($)   FROM SALES ($)
                                                                   -------------    -------------   --------------   --------------
     American Funds Bond Subaccount..............................      3,712,934       40,668,845        3,574,662        8,489,056
     American Funds Global Small Capitalization Subaccount.......      5,280,734      108,980,451        2,466,964       22,702,946
     American Funds Growth Subaccount............................      4,913,988      243,524,946        3,619,955       63,680,531
     American Funds Growth-Income Subaccount.....................      4,734,852      160,571,335        4,062,963       37,046,689
     MIST AllianceBernstein Global Dynamic Allocation
       Subaccount................................................        344,049        3,687,184        2,989,070        1,360,321
     MIST American Funds Balanced Allocation Subaccount..........     15,903,526      133,345,483       19,798,584       14,486,975
     MIST American Funds Growth Allocation Subaccount............     28,270,141      223,366,342       31,700,315       30,080,697
     MIST American Funds Moderate Allocation Subaccount..........     12,724,902      111,711,546       12,960,246       15,661,367
     MIST AQR Global Risk Balanced Subaccount....................      1,063,322       11,929,141        8,391,078        5,929,449
     MIST BlackRock Global Tactical Strategies Subaccount........        725,950        7,441,298        4,381,412        2,864,347
     MIST BlackRock Large Cap Core Subaccount....................      1,279,236       12,129,430        1,203,260        3,590,764
     MIST Clarion Global Real Estate Subaccount..................      6,101,654       77,429,939        7,874,389       10,064,748
     MIST ClearBridge Aggressive Growth II Subaccount............        529,513       32,677,931        3,005,410        9,203,497
     MIST ClearBridge Aggressive Growth Subaccount...............      2,568,662       22,593,961        7,943,687        6,820,452
     MIST Harris Oakmark International Subaccount................      7,450,141      105,367,511        9,732,202       23,741,885
     MIST Invesco Balanced-Risk Allocation Subaccount............        516,063        5,386,248        3,189,496        3,580,258
     MIST Invesco Mid Cap Value Subaccount.......................      3,240,220       54,768,780        2,499,881       12,077,420
     MIST Invesco Small Cap Growth Subaccount....................        642,740        8,714,304        2,258,959        1,964,856
     MIST JPMorgan Global Active Allocation Subaccount...........        343,340        3,686,588        3,674,558        1,476,871
     MIST Loomis Sayles Global Markets Subaccount (a)............        594,655        7,921,949       11,161,463        3,407,507
     MIST Lord Abbett Bond Debenture Subaccount..................      6,294,932       76,027,660        8,799,530       10,783,475
     MIST Met/Franklin Low Duration Total Return Subaccount......      1,073,050       10,715,602       10,843,812        1,470,534
     MIST MetLife Aggressive Strategy Subaccount.................      2,417,195       25,548,647        2,872,037        6,012,062
     MIST MetLife Balanced Plus Subaccount.......................      1,283,365       14,051,890       12,867,886        2,632,036
     MIST MetLife Growth Strategy Subaccount (a).................      1,430,847       17,499,631       19,548,522        2,164,884
     MIST MetLife Multi-Index Targeted Risk Subaccount (a).......         51,556          568,378          675,118          108,019
     MIST MFS Research International Subaccount..................      5,737,514       63,163,153        4,002,376        9,842,135
     MIST Morgan Stanley Mid Cap Growth Subaccount...............      1,100,347       11,571,846        1,755,823        4,936,069
     MIST Oppenheimer Global Equity Subaccount...................      1,353,416       21,051,377        6,356,347        5,002,603
     MIST PIMCO Inflation Protected Bond Subaccount..............      6,525,350       71,813,195       11,377,398       23,030,415
     MIST PIMCO Total Return Subaccount..........................     21,589,836      250,069,704       26,519,254       33,411,520
     MIST Pyramis Government Income Subaccount...................        137,418        1,481,519        1,423,072          982,040
     MIST Pyramis Managed Risk Subaccount (a)....................         41,847          428,698          435,821            7,277
     MIST Schroders Global Multi-Asset Subaccount................        228,562        2,444,170        1,479,004          362,827
     MIST SSgA Growth and Income ETF Subaccount..................      5,445,880       58,819,689        8,311,071       10,109,580
     MIST SSgA Growth ETF Subaccount.............................      3,984,760       43,427,853       13,354,428        5,538,676
     MIST T. Rowe Price Mid Cap Growth Subaccount................      7,255,905       59,285,941        6,660,253       14,556,116
     MSF Baillie Gifford International Stock Subaccount..........      4,934,843       51,540,332        2,647,584        8,525,991
     MSF Barclays Aggregate Bond Index Subaccount................      5,384,427       57,654,301        6,454,381        9,367,687
     MSF BlackRock Bond Income Subaccount........................        919,788       99,004,970       11,575,743       16,237,398
     MSF BlackRock Capital Appreciation Subaccount...............      2,232,887       52,634,353        2,210,806       16,181,054
     MSF BlackRock Diversified Subaccount........................        445,072        7,302,169        1,383,945        1,974,592
     MSF BlackRock Large Cap Value Subaccount....................      3,744,552       40,049,947        7,278,204        7,267,185
     MSF BlackRock Money Market Subaccount.......................        560,188       56,018,839       24,052,121       31,162,712
     MSF Davis Venture Value Subaccount..........................      7,189,640      198,263,377       10,520,852       51,255,981
     MSF Frontier Mid Cap Growth Subaccount......................        405,742        8,293,594          941,147        2,356,042
     MSF Jennison Growth Subaccount..............................      1,417,186       16,427,569        1,306,210        5,546,422
     MSF Loomis Sayles Small Cap Core Subaccount.................        321,194       67,111,644        9,962,074       17,773,065
     MSF Loomis Sayles Small Cap Growth Subaccount...............      1,869,924       17,222,032        1,271,060        5,817,896
     MSF Met/Artisan Mid Cap Value Subaccount....................        528,144      108,563,954        2,721,267       26,016,702
     MSF MetLife Conservative Allocation Subaccount..............      6,610,874       72,555,616        8,068,785       28,652,944
     MSF MetLife Conservative to Moderate Allocation Subaccount..     12,959,218      140,053,335       18,173,432       26,652,956
     MSF MetLife Mid Cap Stock Index Subaccount..................      2,701,433       34,158,813        4,244,842        9,473,708

(a)  For the period April 29, 2013 to December 31, 2013.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                                                                                            FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2013                DECEMBER 31, 2013
                                                                  -------------------------------    -------------------------------
                                                                                                         COST OF         PROCEEDS
                                                                      SHARES          COST ($)        PURCHASES ($)   FROM SALES ($)
                                                                  -------------    --------------    --------------   --------------
     MSF MetLife Moderate Allocation Subaccount.................     42,342,369       459,213,057        31,288,127       52,391,200
     MSF MetLife Moderate to Aggressive Allocation Subaccount...     50,724,188       570,453,604        19,427,887       67,820,042
     MSF MetLife Stock Index Subaccount.........................      1,783,310        51,599,515         5,600,927       11,122,862
     MSF MFS Total Return Subaccount............................        349,575        47,701,746         3,761,068        9,237,042
     MSF MFS Value Subaccount...................................      5,659,919        83,714,783       129,051,659      102,031,571
     MSF MSCI EAFE Index Subaccount.............................      3,476,341        40,377,935         3,682,475        6,705,895
     MSF Neuberger Berman Genesis Subaccount....................      6,339,282        93,525,480        21,784,119       20,359,448
     MSF Russell 2000 Index Subaccount..........................      2,464,575        30,298,969         1,933,491        8,201,470
     MSF T. Rowe Price Large Cap Growth Subaccount..............      3,087,245        49,033,162        27,906,522       11,907,477
     MSF T. Rowe Price Small Cap Growth Subaccount..............      1,369,857        20,842,603         4,860,248        5,699,061
     MSF Western Asset Management Strategic Bond
       Opportunities Subaccount.................................      7,567,625        93,011,517        10,833,876       16,051,024
     MSF Western Asset Management U.S. Government Subaccount....      5,984,272        72,109,741         7,165,970       14,332,795

(a)  For the period April 29, 2013 to December 31, 2013.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                                                          AMERICAN FUNDS
                                          AMERICAN FUNDS BOND       GLOBAL SMALL CAPITALIZATION      AMERICAN FUNDS GROWTH
                                              SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                     -----------------------------  ----------------------------  ----------------------------
                                          2013           2012           2013           2012           2013            2012
                                     --------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year............       2,648,283      2,799,117     43,461,938     47,555,817     21,177,181     23,960,658
Units issued and transferred
   from other funding options......         427,413        408,685      3,698,652      5,603,847      1,375,758      1,963,696
Units redeemed and transferred to
   other funding options...........       (749,719)      (559,519)    (9,830,077)    (9,697,726)    (4,510,039)    (4,747,173)
                                     --------------  -------------  -------------  -------------  -------------  -------------
Units end of year..................       2,325,977      2,648,283     37,330,513     43,461,938     18,042,900     21,177,181
                                     ==============  =============  =============  =============  =============  =============


                                             AMERICAN FUNDS             MIST ALLIANCEBERNSTEIN             MIST AMERICAN
                                              GROWTH-INCOME            GLOBAL DYNAMIC ALLOCATION     FUNDS BALANCED ALLOCATION
                                               SUBACCOUNT                     SUBACCOUNT                    SUBACCOUNT
                                     ------------------------------  -----------------------------  ----------------------------
                                          2013            2012            2013         2012 (a)         2013           2012
                                     --------------  --------------   -------------  -------------  -------------  -------------

Units beginning of year............      18,665,471      21,480,195         196,834             --     14,899,727     15,069,191
Units issued and transferred
   from other funding options......       1,208,486       1,502,806         286,476        229,263      1,121,636      1,527,134
Units redeemed and transferred to
   other funding options...........     (3,739,187)     (4,317,530)       (143,090)       (32,429)    (1,581,205)    (1,696,598)
                                     --------------  --------------   -------------  -------------  -------------  -------------
Units end of year..................      16,134,770      18,665,471         340,220        196,834     14,440,158     14,899,727
                                     ==============  ==============   =============  =============  =============  =============

                                          MIST AMERICAN FUNDS            MIST AMERICAN FUNDS               MIST AQR GLOBAL
                                           GROWTH ALLOCATION             MODERATE ALLOCATION                RISK BALANCED
                                              SUBACCOUNT                     SUBACCOUNT                      SUBACCOUNT
                                     -----------------------------  -----------------------------  ------------------------------
                                          2013           2012            2013            2012           2013          2012 (a)
                                     -------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year............     27,533,118      27,018,254      12,324,435     12,948,597         878,635              --
Units issued and transferred
   from other funding options......      1,933,616       2,406,863         537,822        971,460         759,069         937,524
Units redeemed and transferred to
   other funding options...........    (3,259,201)     (1,891,999)     (1,458,110)    (1,595,622)       (626,417)        (58,889)
                                     -------------  --------------  --------------  -------------  --------------  --------------
Units end of year..................     26,207,533      27,533,118      11,404,147     12,324,435       1,011,287         878,635
                                     =============  ==============  ==============  =============  ==============  ==============


                                            MIST BLACKROCK                     MIST                            MIST
                                      GLOBAL TACTICAL STRATEGIES     BLACKROCK LARGE CAP CORE       CLARION GLOBAL REAL ESTATE
                                              SUBACCOUNT                    SUBACCOUNT                      SUBACCOUNT
                                     -----------------------------  ----------------------------  ------------------------------
                                          2013         2012 (a)         2013            2012           2013            2012
                                     -------------  --------------  -------------  -------------  --------------  --------------

Units beginning of year............        585,832              --      1,978,362      2,110,610       4,340,517       4,730,504
Units issued and transferred
   from other funding options......        453,950         622,933        249,186        394,706         692,752         502,632
Units redeemed and transferred to
   other funding options...........      (325,145)        (37,101)      (545,283)      (526,954)     (1,055,834)       (892,619)
                                     -------------  --------------  -------------  -------------  --------------  --------------
Units end of year..................        714,637         585,832      1,682,265      1,978,362       3,977,435       4,340,517
                                     =============  ==============  =============  =============  ==============  ==============

                                           MIST CLEARBRIDGE               MIST CLEARBRIDGE                      MIST
                                         AGGRESSIVE GROWTH II             AGGRESSIVE GROWTH         HARRIS OAKMARK INTERNATIONAL
                                              SUBACCOUNT                     SUBACCOUNT                      SUBACCOUNT
                                     -----------------------------  -----------------------------  ------------------------------
                                          2013           2012            2013            2012           2013            2012
                                     -------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year............        254,544         281,414      27,612,841     31,024,670      56,246,801      61,874,195
Units issued and transferred
   from other funding options......         33,413          40,256       9,745,725      6,530,143       7,264,734       8,419,731
Units redeemed and transferred to
   other funding options...........       (62,291)        (67,126)     (8,603,055)    (9,941,972)    (13,563,765)    (14,047,125)
                                     -------------  --------------  --------------  -------------  --------------  --------------
Units end of year..................        225,666         254,544      28,755,511     27,612,841      49,947,770      56,246,801
                                     =============  ==============  ==============  =============  ==============  ==============


                                             MIST INVESCO                                                      MIST
                                       BALANCED-RISK ALLOCATION     MIST INVESCO MID CAP VALUE       INVESCO SMALL CAP GROWTH
                                              SUBACCOUNT                    SUBACCOUNT                      SUBACCOUNT
                                     -----------------------------  ----------------------------  ------------------------------
                                          2013         2012 (a)         2013          2012 (a)         2013            2012
                                     -------------  --------------  -------------  -------------  --------------  --------------

Units beginning of year............      5,584,823              --     24,433,157             --       5,171,776       5,813,521
Units issued and transferred
   from other funding options......      3,253,549       6,010,138      2,543,090     28,335,814       1,064,636       1,017,089
Units redeemed and transferred to
   other funding options...........    (3,659,148)       (425,315)    (5,616,253)    (3,902,657)     (1,168,596)     (1,658,834)
                                     -------------  --------------  -------------  -------------  --------------  --------------
Units end of year..................      5,179,224       5,584,823     21,359,994     24,433,157       5,067,816       5,171,776
                                     =============  ==============  =============  =============  ==============  ==============

                                                                         MIST
                                         MIST JPMORGAN GLOBAL        LOOMIS SAYLES              MIST
                                           ACTIVE ALLOCATION        GLOBAL MARKETS   LORD ABBETT BOND DEBENTURE
                                              SUBACCOUNT              SUBACCOUNT             SUBACCOUNT
                                     -----------------------------  --------------  -----------------------------
                                          2013         2012 (a)        2013 (b)         2013            2012
                                     -------------  --------------  --------------  -------------  --------------

Units beginning of year............      1,391,913              --              --     31,915,666      35,558,398
Units issued and transferred
   from other funding options......      3,589,088       1,668,113         872,289      4,907,137       4,337,760
Units redeemed and transferred to
   other funding options...........    (1,526,915)       (276,200)       (259,415)    (7,316,852)     (7,980,492)
                                     -------------  --------------  --------------  -------------  --------------
Units end of year..................      3,454,086       1,391,913         612,874     29,505,951      31,915,666
                                     =============  ==============  ==============  =============  ==============



                                            MIST MET/FRANKLIN                    MIST                           MIST
                                        LOW DURATION TOTAL RETURN     METLIFE AGGRESSIVE STRATEGY       METLIFE BALANCED PLUS
                                               SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     ------------------------------  -----------------------------  ------------------------------
                                          2013            2012            2013            2012           2013          2012 (a)
                                     --------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year............         134,808          79,180       2,326,171      2,686,933         367,388              --
Units issued and transferred
   from other funding options......       1,163,625         108,698         238,634         99,424       1,226,692         400,576
Units redeemed and transferred to
   other funding options...........       (228,092)        (53,070)       (469,950)      (460,186)       (310,752)        (33,188)
                                     --------------  --------------  --------------  -------------  --------------  --------------
Units end of year..................       1,070,341         134,808       2,094,855      2,326,171       1,283,328         367,388
                                     ==============  ==============  ==============  =============  ==============  ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period April 29, 2013 to December 31, 2013.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                          MIST
                                         METLIFE     MIST METLIFE
                                         GROWTH       MULTI-INDEX             MIST MFS                   MIST MORGAN STANLEY
                                        STRATEGY     TARGETED RISK     RESEARCH INTERNATIONAL              MID CAP GROWTH
                                       SUBACCOUNT     SUBACCOUNT             SUBACCOUNT                      SUBACCOUNT
                                     -------------  --------------  ------------------------------  ----------------------------
                                        2013 (b)       2013 (b)          2013            2012           2013            2012
                                     -------------  --------------  --------------  --------------  -------------  -------------

Units beginning of year............             --              --      42,650,041      45,620,906     10,129,294     11,262,845
Units issued and transferred
   from other funding options......      1,682,795          61,175       3,756,756       5,701,714      1,576,902      2,270,834
Units redeemed and transferred to
   other funding options...........      (176,286)         (9,894)     (7,977,969)     (8,672,579)    (3,290,872)    (3,404,385)
                                     -------------  --------------  --------------  --------------  -------------  -------------
Units end of year..................      1,506,509          51,281      38,428,828      42,650,041      8,415,324     10,129,294
                                     =============  ==============  ==============  ==============  =============  =============




                                           MIST OPPENHEIMER                  MIST PIMCO                     MIST PIMCO
                                             GLOBAL EQUITY            INFLATION PROTECTED BOND             TOTAL RETURN
                                              SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     -----------------------------  -----------------------------  -----------------------------
                                          2013           2012            2013           2012            2013           2012
                                     --------------  -------------  -------------  --------------  --------------  -------------

Units beginning of year............       1,026,930      1,065,791      5,518,601       5,334,723     154,390,105    163,281,881
Units issued and transferred
   from other funding options......       1,378,420        181,540      1,126,941       1,397,775      25,928,927     25,635,966
Units redeemed and transferred to
   other funding options...........     (1,321,617)      (220,401)    (2,255,587)     (1,213,897)    (37,272,929)   (34,527,742)
                                     --------------  -------------  -------------  --------------  --------------  -------------
Units end of year..................       1,083,733      1,026,930      4,389,955       5,518,601     143,046,103    154,390,105
                                     ==============  =============  =============  ==============  ==============  =============

                                             MIST PYRAMIS            MIST PYRAMIS          MIST SCHRODERS
                                           GOVERNMENT INCOME         MANAGED RISK        GLOBAL MULTI-ASSET
                                              SUBACCOUNT              SUBACCOUNT             SUBACCOUNT
                                     -----------------------------  --------------  ------------------------------
                                          2013         2012 (a)        2013 (b)          2013          2012 (a)
                                     -------------  --------------  --------------  --------------  --------------

Units beginning of year............         98,388              --              --       1,242,122              --
Units issued and transferred
   from other funding options......        135,255         117,501          41,772       1,492,310       1,403,632
Units redeemed and transferred to
   other funding options...........       (96,227)        (19,113)           (601)       (459,491)       (161,510)
                                     -------------  --------------  --------------  --------------  --------------
Units end of year..................        137,416          98,388          41,171       2,274,941       1,242,122
                                     =============  ==============  ==============  ==============  ==============


                                                MIST SSGA                                                   MIST T. ROWE
                                          GROWTH AND INCOME ETF          MIST SSGA GROWTH ETF           PRICE MID CAP GROWTH
                                               SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     ------------------------------  -----------------------------  ------------------------------
                                          2013            2012            2013            2012           2013            2012
                                     --------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year............       5,112,036       4,933,140       3,096,331      2,798,405      63,335,359      67,968,899
Units issued and transferred
   from other funding options......         564,754       1,384,485         959,788        856,129       6,877,774       9,896,322
Units redeemed and transferred to
   other funding options...........       (871,369)     (1,205,589)       (523,020)      (558,203)    (15,151,320)    (14,529,862)
                                     --------------  --------------  --------------  -------------  --------------  --------------
Units end of year..................       4,805,421       5,112,036       3,533,099      3,096,331      55,061,813      63,335,359
                                     ==============  ==============  ==============  =============  ==============  ==============

                                              MSF BAILLIE                   MSF BARCLAYS                        MSF
                                      GIFFORD INTERNATIONAL STOCK       AGGREGATE BOND INDEX           BLACKROCK BOND INCOME
                                              SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     -----------------------------  ------------------------------  ----------------------------
                                         2013            2012            2013            2012           2013            2012
                                     -------------  -------------   --------------  --------------  -------------  -------------

Units beginning of year............     38,951,302     41,910,841       37,737,914      41,140,697     18,015,817     20,258,164
Units issued and transferred
   from other funding options......      3,519,766      6,288,170        6,916,642       6,368,260      2,453,978      2,177,954
Units redeemed and transferred to
   other funding options...........    (7,947,956)    (9,247,709)      (9,487,841)     (9,771,043)    (4,135,719)    (4,420,301)
                                     -------------  -------------   --------------  --------------  -------------  -------------
Units end of year..................     34,523,112     38,951,302       35,166,715      37,737,914     16,334,076     18,015,817
                                     =============  =============   ==============  ==============  =============  =============


                                             MSF BLACKROCK                                                      MSF
                                         CAPITAL APPRECIATION         MSF BLACKROCK DIVERSIFIED      BLACKROCK LARGE CAP VALUE
                                              SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     -----------------------------  ----------------------------  ------------------------------
                                          2013           2012           2013            2012           2013            2012
                                     --------------  -------------  -------------  -------------  --------------  --------------

Units beginning of year............      22,736,619     25,606,594        179,353        187,088      28,641,252      29,054,587
Units issued and transferred
   from other funding options......       1,282,212      2,208,928         35,955         30,986       5,238,577       6,322,171
Units redeemed and transferred to
   other funding options...........     (4,848,370)    (5,078,903)       (49,967)       (38,721)     (6,743,688)     (6,735,506)
                                     --------------  -------------  -------------  -------------  --------------  --------------
Units end of year..................      19,170,461     22,736,619        165,341        179,353      27,136,141      28,641,252
                                     ==============  =============  =============  =============  ==============  ==============

                                                 MSF                            MSF                            MSF
                                       BLACKROCK MONEY MARKET           DAVIS VENTURE VALUE          FRONTIER MID CAP GROWTH
                                             SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     ----------------------------  -----------------------------  ----------------------------
                                         2013           2012            2013            2012           2013           2012
                                     -------------  -------------  --------------  -------------  -------------  -------------

Units beginning of year............     27,081,624     32,962,909      76,453,047     86,947,327        259,318        291,452
Units issued and transferred
   from other funding options......     17,883,428     12,055,605       4,465,230      5,154,947         19,190         34,259
Units redeemed and transferred to
   other funding options...........   (20,652,888)   (17,936,890)    (15,530,635)   (15,649,227)       (51,316)       (66,393)
                                     -------------  -------------  --------------  -------------  -------------  -------------
Units end of year..................     24,312,164     27,081,624      65,387,642     76,453,047        227,192        259,318
                                     =============  =============  ==============  =============  =============  =============


                                                                           MSF LOOMIS                    MSF LOOMIS
                                          MSF JENNISON GROWTH         SAYLES SMALL CAP CORE        SAYLES SMALL CAP GROWTH
                                              SUBACCOUNT                   SUBACCOUNT                    SUBACCOUNT
                                     ----------------------------  ----------------------------  ----------------------------
                                          2013           2012           2013          2012           2013           2012
                                     -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year............     34,186,891     21,572,678     20,692,464     23,529,947     19,740,364     22,109,100
Units issued and transferred
   from other funding options......      2,761,985     19,955,931      1,702,243      1,537,626      2,345,896      2,144,281
Units redeemed and transferred to
   other funding options...........    (8,937,555)    (7,341,718)    (4,565,240)    (4,375,109)    (5,102,376)    (4,513,017)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..................     28,011,321     34,186,891     17,829,467     20,692,464     16,983,884     19,740,364
                                     =============  =============  =============  =============  =============  =============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period April 29, 2013 to December 31, 2013.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                                  MSF                        MSF METLIFE            MSF METLIFE CONSERVATIVE TO
                                       MET/ARTISAN MID CAP VALUE       CONSERVATIVE ALLOCATION          MODERATE ALLOCATION
                                              SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     -----------------------------  -----------------------------  -----------------------------
                                          2013           2012            2013           2012           2013            2012
                                     --------------  -------------  -------------  --------------  -------------  --------------

Units beginning of year............      33,885,499     39,227,358      7,292,959       6,850,429     12,239,273      13,064,084
Units issued and transferred
   from other funding options......       2,074,653      2,828,763        701,350       1,639,483      1,332,762       1,336,818
Units redeemed and transferred to
   other funding options...........     (7,334,720)    (8,170,622)    (2,334,067)     (1,196,953)    (2,207,053)     (2,161,629)
                                     --------------  -------------  -------------  --------------  -------------  --------------
Units end of year..................      28,625,432     33,885,499      5,660,242       7,292,959     11,364,982      12,239,273
                                     ==============  =============  =============  ==============  =============  ==============


                                              MSF METLIFE                        MSF                  MSF METLIFE MODERATE TO
                                          MID CAP STOCK INDEX        METLIFE MODERATE ALLOCATION       AGGRESSIVE ALLOCATION
                                              SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     -----------------------------  -----------------------------  -----------------------------
                                         2013            2012            2013            2012           2013           2012
                                     -------------  --------------  --------------  -------------  --------------  -------------

Units beginning of year............     21,850,416      23,658,788      40,075,386     42,712,440      50,296,027     53,372,509
Units issued and transferred
   from other funding options......      2,974,952       2,888,174       2,968,773      2,616,948       1,971,111      3,039,599
Units redeemed and transferred to
   other funding options...........    (5,761,989)     (4,696,546)     (5,029,938)    (5,254,002)     (5,512,368)    (6,116,081)
                                     -------------  --------------  --------------  -------------  --------------  -------------
Units end of year..................     19,063,379      21,850,416      38,014,221     40,075,386      46,754,770     50,296,027
                                     =============  ==============  ==============  =============  ==============  =============

                                                  MSF
                                          METLIFE STOCK INDEX         MSF MFS TOTAL RETURN             MSF MFS VALUE
                                              SUBACCOUNT                   SUBACCOUNT                   SUBACCOUNT
                                     ----------------------------  ---------------------------  ----------------------------
                                          2013           2012          2013           2012          2013           2012
                                     -------------  -------------  -------------  ------------  -------------  -------------

Units beginning of year............     13,877,297     15,166,783      8,158,061     9,134,536     37,585,526     42,354,932
Units issued and transferred
   from other funding options......      1,660,549      1,903,054      1,048,375     1,051,956     85,353,434      4,196,359
Units redeemed and transferred to
   other funding options...........    (3,015,910)    (3,192,540)    (1,847,604)   (2,028,431)   (75,379,727)    (8,965,765)
                                     -------------  -------------  -------------  ------------  -------------  -------------
Units end of year..................     12,521,936     13,877,297      7,358,832     8,158,061     47,559,233     37,585,526
                                     =============  =============  =============  ============  =============  =============


                                                                               MSF
                                          MSF MSCI EAFE INDEX       NEUBERGER BERMAN GENESIS        MSF RUSSELL 2000 INDEX
                                              SUBACCOUNT                   SUBACCOUNT                     SUBACCOUNT
                                     ----------------------------  ----------------------------  ----------------------------
                                         2013            2012           2013          2012            2013           2012
                                     -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year............     32,831,212     35,406,160     42,307,991     48,617,567     20,477,220     22,750,846
Units issued and transferred
   from other funding options......      4,210,564      5,163,806     12,879,738      3,452,033      2,414,387      2,817,398
Units redeemed and transferred to
   other funding options...........    (6,981,365)    (7,738,754)   (10,950,607)    (9,761,609)    (5,128,080)    (5,091,024)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..................     30,060,411     32,831,212     44,237,122     42,307,991     17,763,527     20,477,220
                                     =============  =============  =============  =============  =============  =============

                                                                                                              MSF WESTERN
                                               MSF T. ROWE                    MSF T. ROWE                  ASSET MANAGEMENT
                                         PRICE LARGE CAP GROWTH         PRICE SMALL CAP GROWTH       STRATEGIC BOND OPPORTUNITIES
                                               SUBACCOUNT                     SUBACCOUNT                      SUBACCOUNT
                                     ------------------------------  -----------------------------  ------------------------------
                                          2013            2012            2013           2012            2013            2012
                                     --------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year............      23,635,941      25,256,378      11,139,207     11,117,559      36,941,346      41,275,440
Units issued and transferred
   from other funding options......      18,820,121       4,464,626       2,567,419      2,612,702       4,858,708       4,236,855
Units redeemed and transferred to
   other funding options...........     (8,960,503)     (6,085,063)     (3,306,722)    (2,591,054)     (7,904,362)     (8,570,949)
                                     --------------  --------------  --------------  -------------  --------------  --------------
Units end of year..................      33,495,559      23,635,941      10,399,904     11,139,207      33,895,692      36,941,346
                                     ==============  ==============  ==============  =============  ==============  ==============


                                             MSF WESTERN
                                          ASSET MANAGEMENT
                                           U.S. GOVERNMENT
                                             SUBACCOUNT
                                     ----------------------------
                                         2013           2012
                                     -------------  -------------

Units beginning of year............     42,979,225     48,060,527
Units issued and transferred
   from other funding options......      6,547,305      5,181,608
Units redeemed and transferred to
   other funding options...........   (10,758,140)   (10,262,910)
                                     -------------  -------------
Units end of year..................     38,768,390     42,979,225
                                     =============  =============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period April 29, 2013 to December 31, 2013.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund or portfolio, for the respective stated periods in the five years ended December 31, 2013:

                                                    AS OF DECEMBER 31
                                      ---------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO           NET
                                          UNITS       HIGHEST ($)      ASSETS ($)
                                      ------------  ---------------  --------------
  American Funds Bond           2013     2,325,977    14.54 - 17.33      39,394,102
     Subaccount                 2012     2,648,283    15.23 - 17.96      46,517,891
                                2011     2,799,117    14.82 - 17.28      47,375,496
                                2010     2,945,065    14.31 - 16.52      47,656,298
                                2009     3,071,795    13.78 - 15.74      47,418,093

  American Funds Global Small   2013    37,330,513      3.10 - 3.65     133,338,396
     Capitalization Subaccount  2012    43,461,938      2.48 - 2.89     122,725,393
                                2011    47,555,817      2.15 - 2.48     115,235,673
                                2010    52,551,757      2.72 - 3.11     159,797,037
                                2009    59,079,554      2.28 - 2.58     148,944,945

  American Funds Growth         2013    18,042,900    16.14 - 22.10     382,996,019
     Subaccount                 2012    21,177,181    12.71 - 17.22     350,147,074
                                2011    23,960,658    11.05 - 14.82     340,137,197
                                2010    27,474,181    11.83 - 15.70     412,587,326
                                2009    30,156,868    10.22 - 13.41     387,130,972

  American Funds                2013    16,134,770    11.28 - 15.44     238,636,393
     Growth-Income Subaccount   2012    18,665,471     8.66 - 11.73     209,539,656
                                2011    21,480,195     7.55 - 10.13     207,680,427
                                2010    24,532,016     7.89 - 10.46     244,743,387
                                2009    26,742,753      7.25 - 9.52     242,904,693

  MIST AllianceBernstein        2013       340,220    11.41 - 11.66       3,949,619
     Global Dynamic             2012       196,834    10.47 - 10.61       2,082,890
     Allocation Subaccount
     (Commenced 4/30/2012)

  MIST American Funds           2013    14,440,158    12.04 - 12.67     181,618,195
     Balanced Allocation        2012    14,899,727    10.36 - 10.81     160,100,268
     Subaccount                 2011    15,069,191      9.32 - 9.63     144,479,630
                                2010    15,942,456      9.72 - 9.96     158,154,223
                                2009    13,992,338      8.84 - 8.98     125,363,657

  MIST American Funds Growth    2013    26,207,533    12.03 - 12.67     329,912,452
     Allocation Subaccount      2012    27,533,118     9.82 - 10.24     280,493,850
                                2011    27,018,254      8.63 - 8.92     239,966,279
                                2010    27,089,390      9.27 - 9.47     255,735,337
                                2009    27,288,636      8.31 - 8.44     229,891,874

  MIST American Funds           2013    11,404,147    11.87 - 12.43     140,991,815
     Moderate Allocation        2012    12,324,435    10.62 - 11.07     135,901,256
     Subaccount                 2011    12,948,597     9.78 - 10.11     130,383,950
                                2010    13,483,240     9.99 - 10.20     137,196,371
                                2009    13,352,432      9.27 - 9.39     125,180,455

                                                 FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                         INCOME          LOWEST TO          LOWEST TO
                                        RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                      -------------  ----------------  -----------------
  American Funds Bond           2013      1.71         1.40 - 2.45       (4.53) - (3.52)
     Subaccount                 2012      2.47         1.15 - 2.20           2.81 - 3.90
                                2011      2.97         1.15 - 2.20           3.54 - 4.63
                                2010      2.96         1.15 - 2.20           3.87 - 4.97
                                2009      3.33         1.15 - 2.20          9.88 - 11.04

  American Funds Global Small   2013      0.87         1.35 - 2.45         25.18 - 26.56
     Capitalization Subaccount  2012      1.34         1.15 - 2.20         15.30 - 16.59
                                2011      1.33         1.15 - 2.20     (21.09) - (20.23)
                                2010      1.72         1.15 - 2.20         19.44 - 20.76
                                2009      0.28         1.15 - 2.20         57.25 - 59.12

  American Funds Growth         2013      0.91         1.35 - 2.45         26.95 - 28.36
     Subaccount                 2012      0.78         1.15 - 2.20         15.02 - 16.30
                                2011      0.60         1.15 - 2.20       (6.59) - (5.56)
                                2010      0.71         1.15 - 2.20         15.82 - 17.09
                                2009      0.67         1.15 - 2.20         36.04 - 37.54

  American Funds                2013      1.32         1.35 - 2.45         30.27 - 31.71
     Growth-Income Subaccount   2012      1.57         1.15 - 2.20         14.62 - 15.90
                                2011      1.49         1.15 - 2.20       (4.20) - (3.14)
                                2010      1.46         1.15 - 2.20           8.73 - 9.94
                                2009      1.62         1.15 - 2.20         28.08 - 29.48

  MIST AllianceBernstein        2013      1.09         1.15 - 1.95           9.00 - 9.88
     Global Dynamic             2012        --         1.15 - 1.95           3.03 - 3.59
     Allocation Subaccount
     (Commenced 4/30/2012)

  MIST American Funds           2013      1.36         1.15 - 2.05         16.13 - 17.18
     Balanced Allocation        2012      1.69         1.15 - 2.05         11.21 - 12.22
     Subaccount                 2011      1.30         1.15 - 2.05       (4.12) - (3.24)
                                2010      1.11         1.15 - 2.05          9.89 - 10.88
                                2009        --         1.15 - 2.05         26.70 - 27.85

  MIST American Funds Growth    2013      1.01         1.15 - 2.05         22.57 - 23.68
     Allocation Subaccount      2012      1.19         1.15 - 2.05         13.79 - 14.82
                                2011      1.11         1.15 - 2.05       (6.66) - (5.82)
                                2010      0.90         1.15 - 1.95         11.30 - 12.18
                                2009        --         1.15 - 2.05         31.32 - 32.51

  MIST American Funds           2013      1.64         1.15 - 1.95         11.33 - 12.22
     Moderate Allocation        2012      2.04         1.15 - 2.05           8.58 - 9.57
     Subaccount                 2011      1.57         1.15 - 2.05       (1.84) - (0.96)
                                2010      1.54         1.15 - 1.95           7.79 - 8.66
                                2009        --         1.15 - 1.95         21.02 - 21.98

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31
                                     ---------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO          NET
                                         UNITS        HIGHEST ($)     ASSETS ($)
                                     ------------  ---------------  --------------
  MIST AQR Global Risk         2013     1,011,287    10.78 - 11.09      11,175,438
     Balanced Subaccount       2012       878,635    11.40 - 11.61      10,173,769
     (Commenced 4/30/2012)

  MIST BlackRock Global        2013       714,637    10.96 - 11.28       8,021,650
     Tactical Strategies       2012       585,832    10.16 - 10.34       6,042,380
     Subaccount
     (Commenced 4/30/2012)

  MIST BlackRock Large Cap     2013     1,682,265     7.28 - 10.03      16,194,897
     Core Subaccount           2012     1,978,362      5.54 - 7.55      14,314,469
                               2011     2,110,610      4.99 - 6.74      13,594,636
                               2010     2,151,070      5.23 - 6.80      13,961,316
                               2009     2,219,896      4.75 - 6.12      12,948,773

  MIST Clarion Global Real     2013     3,977,435    15.59 - 17.26      67,667,220
     Estate Subaccount         2012     4,340,517    15.39 - 16.86      72,167,457
                               2011     4,730,504    12.49 - 13.54      63,228,091
                               2010     5,305,672    13.52 - 14.50      76,081,125
                               2009     6,024,699    11.90 - 12.64      75,386,178

  MIST ClearBridge Aggressive  2013       225,666  168.63 - 235.49      50,467,763
     Growth II Subaccount      2012       254,544  133.85 - 184.97      44,860,838
                               2011       281,414  111.70 - 152.73      40,932,330
                               2010       318,947  123.49 - 167.10      50,759,999
                               2009       339,584  115.40 - 154.51      49,882,487

  MIST ClearBridge Aggressive  2013    28,755,511      0.87 - 1.34      33,957,658
     Growth Subaccount         2012    27,612,841      0.61 - 0.93      22,188,833
                               2011    31,024,670      0.53 - 0.80      21,133,384
                               2010    13,748,193      0.71 - 0.78      10,525,016
                               2009    13,321,184      0.58 - 0.64       8,349,187

  MIST Harris Oakmark          2013    49,947,770      2.51 - 2.89     140,495,093
     International Subaccount  2012    56,246,801      1.96 - 2.23     122,637,423
                               2011    61,874,195      1.55 - 1.75     105,629,994
                               2010    64,400,034      1.85 - 2.06     129,723,549
                               2009    67,787,358      1.63 - 1.79     118,742,264

  MIST Invesco Balanced-Risk   2013     5,179,224      1.04 - 1.06       5,459,889
     Allocation Subaccount     2012     5,584,823      1.04 - 1.05       5,857,058
     (Commenced 4/30/2012)

  MIST Invesco Mid Cap Value   2013    21,359,994      2.96 - 3.47      72,645,514
     Subaccount                2012    24,433,157      2.32 - 2.70      64,474,453
     (Commenced 4/30/2012)

  MIST Invesco Small Cap       2013     5,067,816      2.31 - 2.58      12,796,786
     Growth Subaccount         2012     5,171,776      1.68 - 1.86       9,438,989
                               2011     5,813,521      1.45 - 1.59       9,072,306
                               2010     6,512,357      1.50 - 1.63      10,411,880
                               2009     7,081,464      1.21 - 1.31       9,095,350

                                               FOR THE YEAR ENDED DECEMBER 31
                                     --------------------------------------------------
                                     INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                        INCOME          LOWEST TO          LOWEST TO
                                       RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                     -------------  ----------------  -----------------
  MIST AQR Global Risk         2013      2.08         1.15 - 2.20       (5.49) - (4.50)
     Balanced Subaccount       2012        --         1.15 - 2.20           3.10 - 3.83
     (Commenced 4/30/2012)

  MIST BlackRock Global        2013      1.39         1.15 - 2.20           7.91 - 9.05
     Tactical Strategies       2012        --         1.15 - 2.20           2.69 - 3.41
     Subaccount
     (Commenced 4/30/2012)

  MIST BlackRock Large Cap     2013      1.26         1.15 - 2.20         31.36 - 32.75
     Core Subaccount           2012      1.02         1.15 - 2.20         10.93 - 12.11
                               2011      0.97         1.15 - 2.20       (1.92) - (0.88)
                               2010      1.18         1.15 - 2.10         10.12 - 11.17
                               2009      1.33         1.15 - 2.10         16.72 - 17.82

  MIST Clarion Global Real     2013      6.91         1.15 - 2.20           1.29 - 2.36
     Estate Subaccount         2012      2.07         1.15 - 2.20         23.23 - 24.54
                               2011      3.94         1.15 - 2.20       (7.63) - (6.67)
                               2010      8.38         1.15 - 2.20         13.58 - 14.78
                               2009      3.21         1.15 - 2.20         31.81 - 33.20

  MIST ClearBridge Aggressive  2013      0.60         1.15 - 2.20         25.98 - 27.31
     Growth II Subaccount      2012      0.23         1.15 - 2.20         19.84 - 21.11
                               2011      1.70         1.15 - 2.20       (9.55) - (8.60)
                               2010      1.73         1.15 - 2.20           7.02 - 8.15
                               2009        --         1.15 - 2.20         39.75 - 41.22

  MIST ClearBridge Aggressive  2013      0.27         1.15 - 2.20         42.44 - 44.18
     Growth Subaccount         2012      0.09         1.15 - 2.20         15.92 - 17.21
                               2011        --         1.15 - 2.20         (9.74) - 2.05
                               2010        --         1.15 - 2.20         21.13 - 22.41
                               2009        --         1.15 - 2.20         29.91 - 31.55

  MIST Harris Oakmark          2013      2.55         1.15 - 2.20         27.65 - 29.15
     International Subaccount  2012      1.63         1.15 - 2.20         26.43 - 27.79
                               2011        --         1.15 - 2.20     (16.14) - (15.10)
                               2010      1.94         1.15 - 2.20         13.89 - 15.15
                               2009      7.96         1.15 - 2.20         51.63 - 53.56

  MIST Invesco Balanced-Risk   2013        --         1.15 - 1.95         (0.11) - 0.70
     Allocation Subaccount     2012      0.57         1.15 - 1.95           3.31 - 3.86
     (Commenced 4/30/2012)

  MIST Invesco Mid Cap Value   2013      0.73         1.15 - 2.20         27.47 - 28.82
     Subaccount                2012        --         1.15 - 2.20           1.74 - 2.47
     (Commenced 4/30/2012)

  MIST Invesco Small Cap       2013      0.22         1.15 - 2.05         37.33 - 38.57
     Growth Subaccount         2012        --         1.15 - 2.05         15.82 - 16.87
                               2011        --         1.15 - 2.05       (3.07) - (2.21)
                               2010        --         1.15 - 2.05         23.60 - 24.75
                               2009        --         1.15 - 2.05         31.17 - 32.35

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31
                                      --------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO          NET
                                          UNITS       HIGHEST ($)     ASSETS ($)
                                      ------------  ---------------  -------------
  MIST JPMorgan Global Active   2013     3,454,086      1.14 - 1.15      3,975,793
     Allocation Subaccount      2012     1,391,913             1.05      1,462,127
     (Commenced 4/30/2012)

  MIST Loomis Sayles            2013       612,874    13.67 - 14.52      8,800,808
     Global Markets
     Subaccount
     (Commenced 4/29/2013)

  MIST Lord Abbett Bond         2013    29,505,951      2.46 - 2.93     84,414,917
     Debenture Subaccount       2012    31,915,666      2.33 - 2.75     85,512,191
                                2011    35,558,398      2.11 - 2.46     85,351,971
                                2010    40,456,988      2.06 - 2.39     93,998,157
                                2009    45,066,399      1.87 - 2.14     93,918,970

  MIST Met/Franklin Low         2013     1,070,341     9.86 - 10.10     10,762,551
     Duration Total Return      2012       134,808     9.94 - 10.10      1,358,619
     Subaccount                 2011        79,180      9.72 - 9.78        773,691
     (Commenced 5/2/2011)

  MIST MetLife Aggressive       2013     2,094,855    14.28 - 15.65     32,390,256
     Strategy Subaccount        2012     2,326,171    11.27 - 12.22     28,109,733
     (Commenced 5/2/2011)       2011     2,686,933     9.87 - 10.59     28,160,379

  MIST MetLife Balanced Plus    2013     1,283,328    11.63 - 11.88     15,182,172
     Subaccount                 2012       367,388    10.37 - 10.51      3,849,521
     (Commenced 4/30/2012)

  MIST MetLife Growth Strategy  2013     1,506,509    12.85 - 13.45     20,103,323
     Subaccount
     (Commenced 4/29/2013)

  MIST MetLife Multi-Index      2013        51,281    11.24 - 11.32        579,432
     Targeted Risk Subaccount
     (Commenced 4/29/2013)

  MIST MFS Research             2013    38,428,828      1.56 - 1.81     68,276,242
     International Subaccount   2012    42,650,041      1.34 - 1.53     64,290,997
                                2011    45,620,906      1.17 - 1.33     59,621,551
                                2010    50,128,644      1.34 - 1.50     74,252,359
                                2009    55,359,653      1.23 - 1.37     74,529,682

  MIST Morgan Stanley Mid Cap   2013     8,415,324      1.77 - 2.11     17,352,268
     Growth Subaccount          2012    10,129,294      1.30 - 1.54     15,201,233
     (Commenced 5/3/2010)       2011    11,262,845      1.22 - 1.42     15,633,841
                                2010    13,082,111      1.34 - 1.55     19,733,417

  MIST Oppenheimer Global       2013     1,083,733    22.09 - 26.36     27,920,840
     Equity Subaccount          2012     1,026,930    17.76 - 20.98     21,023,383
                                2011     1,065,791    14.99 - 17.51     18,224,703
                                2010     1,193,937    16.73 - 19.34     22,574,929
                                2009     1,174,821    14.75 - 16.88     19,396,230

                                                FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                         INCOME          LOWEST TO          LOWEST TO
                                        RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                      -------------  ----------------  -----------------
  MIST JPMorgan Global Active   2013      0.09         1.15 - 1.95           8.84 - 9.72
     Allocation Subaccount      2012      0.75         1.15 - 1.95           3.30 - 3.85
     (Commenced 4/30/2012)

  MIST Loomis Sayles            2013        --         1.15 - 2.20          9.95 - 10.74
     Global Markets
     Subaccount
     (Commenced 4/29/2013)

  MIST Lord Abbett Bond         2013      6.62         1.15 - 2.20           5.63 - 6.74
     Debenture Subaccount       2012      7.19         1.15 - 2.20         10.48 - 11.65
                                2011      6.07         1.15 - 2.20           2.18 - 3.27
                                2010      6.32         1.15 - 2.20         10.50 - 11.71
                                2009      7.43         1.15 - 2.20         33.84 - 35.21

  MIST Met/Franklin Low         2013      0.94         1.15 - 2.05         (0.89) - 0.00
     Duration Total Return      2012      1.78         1.15 - 2.05           2.27 - 3.20
     Subaccount                 2011        --         1.15 - 2.05       (2.63) - (2.04)
     (Commenced 5/2/2011)

  MIST MetLife Aggressive       2013      0.73         1.15 - 2.20         26.69 - 28.03
     Strategy Subaccount        2012      0.64         1.15 - 2.20         14.19 - 15.40
     (Commenced 5/2/2011)       2011        --         1.15 - 2.20     (14.81) - (14.22)

  MIST MetLife Balanced Plus    2013      0.83         1.15 - 1.95         12.15 - 13.05
     Subaccount                 2012        --         1.15 - 1.95           4.25 - 4.82
     (Commenced 4/30/2012)

  MIST MetLife Growth Strategy  2013        --         1.15 - 1.95         14.30 - 14.92
     Subaccount
     (Commenced 4/29/2013)

  MIST MetLife Multi-Index      2013      0.44         1.15 - 1.80           4.28 - 4.74
     Targeted Risk Subaccount
     (Commenced 4/29/2013)

  MIST MFS Research             2013      2.58         1.15 - 2.20         16.66 - 17.89
     International Subaccount   2012      1.90         1.15 - 2.20         14.16 - 15.37
                                2011      1.90         1.15 - 2.20     (12.68) - (11.70)
                                2010      1.73         1.15 - 2.20          9.02 - 10.10
                                2009      3.14         1.15 - 2.20         28.66 - 30.10

  MIST Morgan Stanley Mid Cap   2013      0.64         1.15 - 2.20         36.00 - 37.43
     Growth Subaccount          2012        --         1.15 - 2.20           6.89 - 8.03
     (Commenced 5/3/2010)       2011      0.60         1.15 - 2.20       (8.89) - (8.01)
                                2010        --         1.15 - 2.20         16.39 - 17.22

  MIST Oppenheimer Global       2013      1.61         1.15 - 2.20         24.35 - 25.66
     Equity Subaccount          2012      1.38         1.15 - 2.20         18.53 - 19.78
                                2011      1.86         1.15 - 2.20      (10.39) - (9.45)
                                2010      1.34         1.15 - 2.20         13.41 - 14.60
                                2009      2.23         1.15 - 2.20         36.76 - 38.20

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31
                                      ---------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO           NET
                                          UNITS       HIGHEST ($)      ASSETS ($)
                                      ------------  ---------------  --------------
  MIST PIMCO Inflation          2013     4,389,955    13.35 - 14.93      64,470,336
     Protected Bond Subaccount  2012     5,518,601    15.04 - 16.64      90,359,849
                                2011     5,334,723    14.09 - 15.43      81,033,029
                                2010     5,520,709    12.96 - 14.04      76,438,254
                                2009     5,037,736    12.29 - 13.18      65,586,643

  MIST PIMCO Total Return       2013   143,046,103      1.57 - 1.79     252,169,121
     Subaccount                 2012   154,390,105      1.63 - 1.85     280,763,140
                                2011   163,281,881      1.53 - 1.71     274,968,399
                                2010   184,908,912      1.51 - 1.68     305,472,578
                                2009   187,516,672      1.43 - 1.57     289,918,236

  MIST Pyramis Government       2013       137,416    10.15 - 10.37       1,416,691
     Income Subaccount          2012        98,388    10.84 - 10.99       1,078,256
     (Commenced 4/30/2012)

  MIST Pyramis Managed          2013        41,171    10.74 - 10.77         443,128
     Risk Subaccount
     (Commenced 4/29/2013)

  MIST Schroders Global         2013     2,274,941      1.15 - 1.16       2,644,387
     Multi-Asset Subaccount     2012     1,242,122      1.06 - 1.07       1,328,035
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income   2013     4,805,421    13.79 - 14.73      70,251,765
     ETF Subaccount             2012     5,112,036    12.45 - 13.19      66,981,641
                                2011     4,933,140    11.25 - 11.83      57,980,746
                                2010     4,098,681    11.35 - 11.84      48,200,467
                                2009     2,026,449    10.27 - 10.67      21,500,843

  MIST SSgA Growth ETF          2013     3,533,099    13.60 - 14.65      51,363,420
     Subaccount                 2012     3,096,331    11.76 - 12.55      38,545,404
                                2011     2,798,405    10.44 - 11.04      30,656,396
                                2010     1,705,233    10.94 - 11.41      19,315,032
                                2009       969,001     9.73 - 10.11       9,736,993

  MIST T. Rowe Price Mid Cap    2013    55,061,813      1.38 - 1.58      85,764,588
     Growth Subaccount          2012    63,335,359      1.04 - 1.17      73,147,138
                                2011    67,968,899      0.93 - 1.04      69,911,886
                                2010    75,544,471      0.97 - 1.07      79,944,130
                                2009    82,364,180      0.78 - 0.85      69,147,630

  MSF Baillie Gifford           2013    34,523,112      1.19 - 1.54      51,433,878
     International Stock        2012    38,951,302      1.06 - 1.35      50,921,452
     Subaccount                 2011    41,910,841      0.91 - 1.15      46,402,957
                                2010    47,670,713      1.16 - 1.45      66,749,894
                                2009    53,729,516      1.11 - 1.37      71,235,575

  MSF Barclays Aggregate Bond   2013    35,166,715      1.43 - 1.68      57,720,818
     Index Subaccount           2012    37,737,914      1.50 - 1.74      64,276,772
                                2011    41,140,697      1.48 - 1.70      68,410,882
                                2010    47,369,400      1.41 - 1.60      74,321,425
                                2009    50,555,772      1.36 - 1.53      75,988,996

                                                 FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                         INCOME          LOWEST TO          LOWEST TO
                                        RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                      -------------  ----------------  -----------------
  MIST PIMCO Inflation          2013      2.27         1.15 - 2.20     (11.25) - (10.31)
     Protected Bond Subaccount  2012      2.98         1.15 - 2.20           6.74 - 7.88
                                2011      1.65         1.15 - 2.20           8.73 - 9.87
                                2010      2.38         1.15 - 2.20           5.42 - 6.53
                                2009      3.40         1.15 - 2.20         15.47 - 16.70

  MIST PIMCO Total Return       2013      4.23         1.15 - 2.20       (4.05) - (3.04)
     Subaccount                 2012      3.14         1.15 - 2.20           6.88 - 8.02
                                2011      2.74         1.15 - 2.20           0.92 - 2.03
                                2010      3.65         1.15 - 2.20           5.87 - 6.94
                                2009      7.27         1.15 - 2.20         15.42 - 16.64

  MIST Pyramis Government       2013      1.81         1.15 - 1.95       (6.36) - (5.61)
     Income Subaccount          2012        --         1.15 - 1.95           1.17 - 1.72
     (Commenced 4/30/2012)

  MIST Pyramis Managed          2013      1.22         1.15 - 1.60           5.12 - 5.43
     Risk Subaccount
     (Commenced 4/29/2013)

  MIST Schroders Global         2013      0.01         1.15 - 1.95           7.98 - 8.85
     Multi-Asset Subaccount     2012      1.54         1.15 - 1.95           5.29 - 5.86
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income   2013      2.50         1.15 - 1.95         10.75 - 11.64
     ETF Subaccount             2012      2.36         1.15 - 1.95         10.66 - 11.55
                                2011      1.72         1.15 - 1.95       (0.89) - (0.09)
                                2010      1.24         1.15 - 1.95         10.08 - 10.96
                                2009      1.43         1.15 - 2.05         22.35 - 23.46

  MIST SSgA Growth ETF          2013      2.07         1.15 - 2.05         15.68 - 16.72
     Subaccount                 2012      1.92         1.15 - 2.05         12.69 - 13.71
                                2011      1.50         1.15 - 2.05       (4.12) - (3.25)
                                2010      1.28         1.15 - 1.95         11.95 - 12.85
                                2009      1.21         1.15 - 2.05         26.49 - 27.63

  MIST T. Rowe Price Mid Cap    2013      0.21         1.15 - 2.20         33.61 - 35.02
     Growth Subaccount          2012        --         1.15 - 2.20         11.20 - 12.38
                                2011        --         1.15 - 2.20       (3.72) - (2.70)
                                2010        --         1.15 - 2.20         24.90 - 26.20
                                2009        --         1.15 - 2.20         42.20 - 43.78

  MSF Baillie Gifford           2013      1.49         1.15 - 2.20         12.63 - 13.99
     International Stock        2012      1.20         1.15 - 2.20         16.76 - 18.02
     Subaccount                 2011      1.67         1.15 - 2.20     (21.92) - (20.88)
                                2010      1.46         1.15 - 2.20           4.60 - 5.84
                                2009      0.51         1.15 - 2.20         19.14 - 20.60

  MSF Barclays Aggregate Bond   2013      3.46         1.15 - 2.20       (4.65) - (3.65)
     Index Subaccount           2012      3.59         1.15 - 2.20           1.36 - 2.43
                                2011      3.45         1.15 - 2.20           4.97 - 6.06
                                2010      3.59         1.15 - 2.20           3.37 - 4.44
                                2009      6.04         1.15 - 2.20           2.71 - 3.79

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                   AS OF DECEMBER 31
                                     ---------------------------------------------
                                                     UNIT VALUE
                                                      LOWEST TO           NET
                                         UNITS       HIGHEST ($)      ASSETS ($)
                                     ------------  ---------------  --------------
  MSF BlackRock Bond Income    2013    16,334,076      4.70 - 6.26      97,412,829
     Subaccount                2012    18,015,817      4.64 - 6.40     109,634,389
                               2011    20,258,164      4.42 - 6.03     116,124,890
                               2010    24,773,298      4.25 - 5.73     134,484,368
                               2009    25,673,709      4.02 - 5.36     131,074,537

  MSF BlackRock Capital        2013    19,170,461      2.22 - 4.50      83,923,630
     Appreciation Subaccount   2012    22,736,619      1.68 - 3.39      75,225,794
                               2011    25,606,594      1.49 - 3.01      75,112,353
                               2010    29,309,341      1.66 - 3.34      95,747,201
                               2009    33,664,123      1.41 - 2.83      93,156,964

  MSF BlackRock Diversified    2013       165,341    43.28 - 57.77       9,114,958
     Subaccount                2012       179,353    36.79 - 48.58       8,310,586
                               2011       187,088    33.55 - 43.84       7,839,589
                               2010       196,600    33.10 - 42.81       8,026,844
                               2009       212,231    30.96 - 39.62       7,993,644

  MSF BlackRock Large Cap      2013    27,136,141      1.48 - 1.69      44,710,234
     Value Subaccount          2012    28,641,252      1.15 - 1.30      36,219,149
                               2011    29,054,587      1.03 - 1.15      32,643,434
                               2010    31,479,302      1.03 - 1.14      35,096,472
                               2009    34,398,769      0.97 - 1.06      35,655,650

  MSF BlackRock Money Market   2013    24,312,164      1.75 - 2.42      56,018,696
     Subaccount                2012    27,081,624      1.79 - 2.45      63,129,311
                               2011    32,962,909      1.83 - 2.48      77,539,481
                               2010    39,483,517      1.87 - 2.52      94,187,372
                               2009    55,516,273      1.91 - 2.55     133,756,938

  MSF Davis Venture Value      2013    65,387,642      3.90 - 4.86     307,249,171
     Subaccount                2012    76,453,047      2.99 - 3.68     272,302,821
                               2011    86,947,327      2.71 - 3.30     278,040,874
                               2010    99,593,907      2.90 - 3.49     336,368,565
                               2009   110,104,989      2.65 - 3.16     337,050,032

  MSF Frontier Mid Cap Growth  2013       227,192    49.72 - 65.12      14,115,648
     Subaccount                2012       259,318    38.38 - 49.74      12,302,094
                               2011       291,452    35.45 - 45.46      12,638,101
                               2010       315,681    37.45 - 47.53      14,323,485
                               2009       418,747    33.29 - 41.81      16,592,384

  MSF Jennison Growth          2013    28,011,321      0.70 - 0.81      22,243,582
     Subaccount                2012    34,186,891      0.53 - 0.60      20,116,086
                               2011    21,572,678      0.47 - 0.53      11,125,749
                               2010    22,485,876      0.47 - 0.53      11,684,531
                               2009    23,949,323      0.43 - 0.48      11,320,650

  MSF Loomis Sayles Small Cap  2013    17,829,467      4.72 - 5.90     101,863,059
     Core Subaccount           2012    20,692,464      3.43 - 4.24      84,979,664
                               2011    23,529,947      3.07 - 3.75      85,523,533
                               2010    27,650,261      3.13 - 3.78     101,383,579
                               2009    32,203,056      2.51 - 3.00      93,971,021

                                               FOR THE YEAR ENDED DECEMBER 31
                                     --------------------------------------------------
                                     INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                        INCOME          LOWEST TO          LOWEST TO
                                       RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                     -------------  ----------------  -----------------
  MSF BlackRock Bond Income    2013      3.89         1.15 - 2.05       (3.02) - (2.10)
     Subaccount                2012      2.58         1.15 - 2.20           4.94 - 6.10
                               2011      3.84         1.15 - 2.20           4.00 - 5.13
                               2010      3.77         1.15 - 2.20           5.72 - 6.90
                               2009      6.91         1.15 - 2.20           6.80 - 7.99

  MSF BlackRock Capital        2013      0.75         1.15 - 2.20         30.99 - 32.51
     Appreciation Subaccount   2012      0.22         1.15 - 2.20         11.58 - 12.86
                               2011      0.12         1.15 - 2.20     (11.14) - (10.08)
                               2010      0.16         1.15 - 2.20         16.88 - 18.25
                               2009      0.56         1.15 - 2.20         33.52 - 35.05

  MSF BlackRock Diversified    2013      2.25         1.15 - 2.20         17.66 - 18.90
     Subaccount                2012      2.02         1.15 - 2.20          9.66 - 10.82
                               2011      2.25         1.15 - 2.20           1.34 - 2.41
                               2010      1.63         1.15 - 2.20           6.94 - 8.06
                               2009      4.71         1.15 - 2.20         14.45 - 15.66

  MSF BlackRock Large Cap      2013      1.18         1.15 - 2.20         28.88 - 30.38
     Value Subaccount          2012      1.44         1.15 - 2.20         11.48 - 12.83
                               2011      0.96         1.15 - 2.20         (0.19) - 0.97
                               2010      0.89         1.15 - 2.20           6.63 - 7.77
                               2009      1.40         1.15 - 2.20           8.54 - 9.89

  MSF BlackRock Money Market   2013        --         1.15 - 2.20       (2.18) - (1.14)
     Subaccount                2012        --         1.15 - 2.20       (2.19) - (1.15)
                               2011        --         1.15 - 2.20       (2.19) - (1.12)
                               2010        --         1.15 - 2.20       (2.14) - (1.15)
                               2009      0.30         1.15 - 2.20       (1.95) - (0.89)

  MSF Davis Venture Value      2013      1.25         1.15 - 2.20         30.46 - 32.00
     Subaccount                2012      0.68         1.15 - 2.20         10.15 - 11.41
                               2011      1.01         1.15 - 2.20       (6.35) - (5.28)
                               2010      0.89         1.15 - 2.20          9.27 - 10.52
                               2009      1.39         1.15 - 2.20         28.79 - 30.36

  MSF Frontier Mid Cap Growth  2013      1.12         1.15 - 2.20         29.55 - 30.92
     Subaccount                2012        --         1.15 - 2.20           8.27 - 9.42
                               2011      0.09         1.15 - 2.20       (5.35) - (4.35)
                               2010        --         1.15 - 2.20         12.50 - 13.68
                               2009        --         1.15 - 2.20         45.81 - 47.36

  MSF Jennison Growth          2013      0.26         1.15 - 2.20         33.93 - 35.34
     Subaccount                2012      0.05         1.15 - 2.20        (4.51) - 14.25
                               2011      0.13         1.15 - 2.20       (1.88) - (0.94)
                               2010      0.47         1.15 - 2.20          8.78 - 10.23
                               2009      0.06         1.15 - 2.20         36.59 - 38.51

  MSF Loomis Sayles Small Cap  2013      0.31         1.15 - 2.20         37.63 - 39.22
     Core Subaccount           2012        --         1.15 - 2.20         11.77 - 13.07
                               2011      0.04         1.15 - 2.20       (1.82) - (0.69)
                               2010      0.03         1.15 - 2.20         24.43 - 25.88
                               2009      0.13         1.15 - 2.20         27.11 - 28.55

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                   AS OF DECEMBER 31
                                     ---------------------------------------------
                                                     UNIT VALUE
                                                      LOWEST TO           NET
                                         UNITS       HIGHEST ($)      ASSETS ($)
                                     ------------  ---------------  --------------
  MSF Loomis Sayles Small Cap  2013    16,983,884      1.57 - 1.79      29,937,334
     Growth Subaccount         2012    19,740,364      1.08 - 1.22      23,754,198
                               2011    22,109,100      1.00 - 1.11      24,268,255
                               2010    25,406,974      0.99 - 1.10      27,466,974
                               2009    28,645,137      0.77 - 0.85      23,879,768

  MSF Met/Artisan Mid Cap      2013    28,625,432      3.95 - 5.06     139,622,050
     Value Subaccount          2012    33,885,499      2.96 - 3.74     122,364,566
                               2011    39,227,358      2.71 - 3.39     128,297,188
                               2010    46,714,914      2.60 - 3.22     144,899,873
                               2009    53,920,168      2.32 - 2.83     147,509,408

  MSF MetLife Conservative     2013     5,660,242    12.94 - 14.18      79,132,085
     Allocation Subaccount     2012     7,292,959    12.68 - 13.75      99,014,719
                               2011     6,850,429    11.88 - 12.74      86,241,071
                               2010     7,535,384    11.76 - 12.48      93,068,263
                               2009     6,388,536    10.92 - 11.47      72,563,212

  MSF MetLife Conservative to  2013    11,364,982    13.77 - 14.89     167,044,283
     Moderate Allocation       2012    12,239,273    12.53 - 13.58     164,236,003
     Subaccount                2011    13,064,084    11.49 - 12.32     159,343,386
                               2010    13,681,075    11.62 - 12.34     167,254,367
                               2009    13,325,330    10.65 - 11.19     147,970,734

  MSF MetLife Mid Cap Stock    2013    19,063,379      2.28 - 2.63      49,300,976
     Index Subaccount          2012    21,850,416      1.76 - 2.00      43,051,751
                               2011    23,658,788      1.53 - 1.73      40,192,782
                               2010    26,771,630      1.60 - 1.79      47,047,384
                               2009    30,674,872      1.30 - 1.43      43,323,864

  MSF MetLife Moderate         2013    38,014,221    14.09 - 15.43     579,666,964
     Allocation Subaccount     2012    40,075,386    12.21 - 13.23     524,607,576
                               2011    42,712,440    11.02 - 11.82     499,992,633
                               2010    44,597,787    11.42 - 12.12     536,129,987
                               2009    45,728,144    10.32 - 10.84     492,013,090

  MSF MetLife Moderate to      2013    46,754,770    14.40 - 15.77     728,399,299
     Aggressive Allocation     2012    50,296,027    11.84 - 12.83     638,284,894
     Subaccount                2011    53,372,509    10.49 - 11.25     594,591,283
                               2010    56,779,679    11.14 - 11.83     665,791,166
                               2009    60,277,070     9.93 - 10.43     624,271,525

  MSF MetLife Stock Index      2013    12,521,936      4.73 - 6.06      73,596,932
     Subaccount                2012    13,877,297      3.67 - 4.66      62,563,406
                               2011    15,166,783      3.25 - 4.08      59,866,197
                               2010    17,661,885      3.27 - 4.06      69,214,245
                               2009    19,266,039      2.92 - 3.59      66,716,540

  MSF MFS Total Return         2013     7,358,832     4.65 - 60.50      56,360,705
     Subaccount                2012     8,158,061     4.00 - 51.61      53,660,070
                               2011     9,134,536     3.67 - 46.95      54,923,358
                               2010    10,540,754     3.68 - 46.54      63,563,896
                               2009    11,528,715     3.42 - 42.91      64,884,478

                                               FOR THE YEAR ENDED DECEMBER 31
                                     -------------------------------------------------
                                     INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                        INCOME          LOWEST TO         LOWEST TO
                                       RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                     -------------  ----------------  ----------------
  MSF Loomis Sayles Small Cap  2013        --         1.15 - 2.20        45.15 - 46.68
     Growth Subaccount         2012        --         1.15 - 2.20          8.47 - 9.62
                               2011        --         1.15 - 2.20          0.60 - 1.64
                               2010        --         1.15 - 2.20        28.37 - 29.82
                               2009        --         1.15 - 2.20        26.92 - 28.22

  MSF Met/Artisan Mid Cap      2013      0.85         1.15 - 2.20        33.54 - 35.09
     Value Subaccount          2012      0.87         1.15 - 2.20         9.14 - 10.41
                               2011      0.86         1.15 - 2.20          4.19 - 5.38
                               2010      0.66         1.15 - 2.20        12.24 - 13.55
                               2009      0.96         1.15 - 2.20        38.18 - 39.69

  MSF MetLife Conservative     2013      3.02         1.15 - 2.20          2.02 - 3.09
     Allocation Subaccount     2012      3.11         1.15 - 2.20          6.79 - 7.92
                               2011      2.38         1.15 - 2.20          1.01 - 2.08
                               2010      3.46         1.15 - 2.20          7.65 - 8.80
                               2009      2.92         1.15 - 2.20        17.91 - 19.14

  MSF MetLife Conservative to  2013      2.52         1.15 - 2.05          8.67 - 9.66
     Moderate Allocation       2012      2.90         1.15 - 2.20         9.02 - 10.18
     Subaccount                2011      2.09         1.15 - 2.20      (1.14) - (0.11)
                               2010      3.41         1.15 - 2.20         9.10 - 10.25
                               2009      3.18         1.15 - 2.20        20.99 - 22.27

  MSF MetLife Mid Cap Stock    2013      0.97         1.15 - 2.20        29.94 - 31.31
     Index Subaccount          2012      0.77         1.15 - 2.20        14.76 - 15.98
                               2011      0.72         1.15 - 2.20      (4.31) - (3.30)
                               2010      0.83         1.15 - 2.20        23.27 - 24.62
                               2009      1.55         1.15 - 2.20        33.81 - 35.16

  MSF MetLife Moderate         2013      1.93         1.15 - 2.20        15.42 - 16.64
     Allocation Subaccount     2012      2.31         1.15 - 2.20        10.76 - 11.94
                               2011      1.53         1.15 - 2.20      (3.51) - (2.49)
                               2010      2.60         1.15 - 2.20        10.71 - 11.88
                               2009      2.92         1.15 - 2.20        23.78 - 25.09

  MSF MetLife Moderate to      2013      1.45         1.15 - 2.20        21.61 - 22.89
     Aggressive Allocation     2012      1.91         1.15 - 2.20        12.86 - 14.06
     Subaccount                2011      1.41         1.15 - 2.20      (5.86) - (4.87)
                               2010      2.16         1.15 - 2.20        12.21 - 13.38
                               2009      2.58         1.15 - 2.20        26.29 - 27.62

  MSF MetLife Stock Index      2013      1.69         1.15 - 2.20        28.83 - 30.19
     Subaccount                2012      1.62         1.15 - 2.20        12.90 - 14.10
                               2011      1.52         1.15 - 2.20        (0.58) - 0.49
                               2010      1.64         1.15 - 2.20        12.03 - 13.18
                               2009      2.45         1.15 - 2.20        23.17 - 24.45

  MSF MFS Total Return         2013      2.42         1.15 - 2.20        16.12 - 17.34
     Subaccount                2012      2.71         1.15 - 2.20         8.87 - 10.03
                               2011      2.62         1.15 - 2.20        (0.05) - 1.00
                               2010      2.89         1.15 - 2.20          7.42 - 8.54
                               2009      4.15         1.15 - 2.20        15.72 - 16.96

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31
                                      ---------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO           NET
                                          UNITS       HIGHEST ($)      ASSETS ($)
                                      ------------  ---------------  --------------
  MSF MFS Value                 2013    47,559,233     1.18 - 12.67      99,910,703
     Subaccount                 2012    37,585,526      1.21 - 1.42      51,957,406
                                2011    42,354,932      1.06 - 1.24      50,959,834
                                2010    46,771,975      1.08 - 1.24      56,611,896
                                2009    48,825,274      0.99 - 1.13      53,796,684

  MSF MSCI EAFE Index           2013    30,060,411      1.36 - 1.60      47,208,525
     Subaccount                 2012    32,831,212      1.15 - 1.33      42,868,013
                                2011    35,406,160      0.99 - 1.14      39,626,666
                                2010    38,834,375      1.16 - 1.32      50,334,152
                                2009    40,843,404      1.10 - 1.24      49,665,774

  MSF Neuberger Berman          2013    44,237,122      2.06 - 2.62     113,610,753
     Genesis Subaccount         2012    42,307,991      1.66 - 1.92      79,566,362
                                2011    48,617,567      1.55 - 1.76      84,186,481
                                2010    57,635,646      1.50 - 1.69      95,668,301
                                2009    65,356,132      1.27 - 1.41      90,487,549

  MSF Russell 2000 Index        2013    17,763,527      2.35 - 2.76      47,935,785
     Subaccount                 2012    20,477,220      1.74 - 2.02      40,442,242
                                2011    22,750,846      1.53 - 1.76      39,141,905
                                2010    25,697,081      1.64 - 1.86      46,741,958
                                2009    29,015,735      1.32 - 1.49      42,220,045

  MSF T. Rowe Price Large Cap   2013    33,495,559     1.95 - 22.50      75,081,697
     Growth Subaccount          2012    23,635,941      1.44 - 1.67      38,514,439
                                2011    25,256,378      1.24 - 1.42      35,124,226
                                2010    28,445,616      1.28 - 1.46      40,587,362
                                2009    31,750,181      1.12 - 1.26      39,275,314

  MSF T. Rowe Price Small Cap   2013    10,399,904      2.58 - 3.07      31,191,510
     Growth Subaccount          2012    11,139,207      1.83 - 2.16      23,444,285
                                2011    11,117,559      1.61 - 1.88      20,434,500
                                2010    10,488,236      1.62 - 1.88      19,218,431
                                2009     9,780,386      1.23 - 1.41      13,491,273

  MSF Western Asset             2013    33,895,692      2.49 - 3.10     101,309,175
     Management Strategic Bond  2012    36,941,346      2.52 - 3.11     110,686,505
     Opportunities Subaccount   2011    41,275,440      2.32 - 2.82     112,449,197
                                2010    47,539,639      2.24 - 2.70     123,703,747
                                2009    52,680,188      2.04 - 2.42     123,432,693



                                                FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                         INCOME          LOWEST TO          LOWEST TO
                                        RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                      -------------  ----------------  -----------------
  MSF MFS Value                 2013      1.17         1.15 - 2.20         18.00 - 34.08
     Subaccount                 2012      1.79         1.15 - 2.20         13.77 - 15.06
                                2011      1.42         1.15 - 2.20       (1.57) - (0.32)
                                2010      1.29         1.15 - 2.20           8.76 - 9.95
                                2009        --         1.15 - 2.20         17.93 - 19.34

  MSF MSCI EAFE Index           2013      2.92         1.15 - 2.20         18.88 - 20.13
     Subaccount                 2012      2.93         1.15 - 2.20         15.44 - 16.67
                                2011      2.32         1.15 - 2.20     (14.54) - (13.70)
                                2010      2.56         1.15 - 2.20           5.54 - 6.70
                                2009      4.06         1.15 - 2.20         25.54 - 26.84

  MSF Neuberger Berman          2013      0.57         1.15 - 2.20         25.75 - 36.79
     Genesis Subaccount         2012      0.21         1.15 - 2.20           7.35 - 8.64
                                2011      0.63         1.15 - 2.20           3.20 - 4.40
                                2010      0.38         1.15 - 2.20         18.74 - 20.01
                                2009      0.93         1.15 - 2.20         10.38 - 11.65

  MSF Russell 2000 Index        2013      1.39         1.15 - 2.20         35.18 - 36.60
     Subaccount                 2012      0.95         1.15 - 2.20         13.51 - 14.72
                                2011      0.88         1.15 - 2.20       (6.36) - (5.38)
                                2010      0.94         1.15 - 2.20         23.85 - 25.10
                                2009      1.77         1.15 - 2.20         22.88 - 24.25

  MSF T. Rowe Price Large Cap   2013      0.06         1.15 - 2.20         35.75 - 37.18
     Growth Subaccount          2012        --         1.15 - 2.20         16.08 - 17.31
                                2011        --         1.15 - 2.20       (3.51) - (2.47)
                                2010      0.07         1.15 - 2.20         14.27 - 15.38
                                2009      0.33         1.15 - 2.20         39.95 - 41.37

  MSF T. Rowe Price Small Cap   2013      0.14         1.15 - 2.20         41.04 - 42.52
     Growth Subaccount          2012        --         1.15 - 2.20         13.37 - 14.58
                                2011        --         1.15 - 2.20         (0.74) - 0.32
                                2010        --         1.15 - 2.20         31.74 - 33.12
                                2009      0.06         1.15 - 2.20         35.53 - 37.03

  MSF Western Asset             2013      4.88         1.15 - 2.20       (1.37) - (0.22)
     Management Strategic Bond  2012      3.48         1.15 - 2.20          8.86 - 10.02
     Opportunities Subaccount   2011      5.00         1.15 - 2.20           3.53 - 4.72
                                2010      6.12         1.15 - 2.20         10.02 - 11.36
                                2009      6.73         1.15 - 2.20         29.02 - 30.49



          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                     AS OF DECEMBER 31
                                       ---------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                           UNITS        HIGHEST ($)     ASSETS ($)
                                       ------------  ---------------  --------------
  MSF Western Asset              2013    38,768,390      1.54 - 1.91      71,587,134
     Management U.S. Government  2012    42,979,225      1.58 - 1.95      80,898,906
     Subaccount                  2011    48,060,527      1.57 - 1.91      88,784,513
                                 2010    55,261,352      1.53 - 1.84      98,100,793
                                 2009    61,651,744      1.48 - 1.76     105,046,251

                                                FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                          INCOME          LOWEST TO         LOWEST TO
                                         RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                       -------------  ----------------  ----------------
  MSF Western Asset              2013      1.99         1.15 - 2.20      (3.06) - (1.88)
     Management U.S. Government  2012      1.95         1.15 - 2.20          0.79 - 1.98
     Subaccount                  2011      1.34         1.15 - 2.20          2.95 - 4.12
                                 2010      2.58         1.15 - 2.20          3.25 - 4.43
                                 2009      4.50         1.15 - 2.20          1.79 - 2.99

 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Subaccount invests. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, if any, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios.

 2 These amounts represent annualized contract expenses of each of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

 3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Subaccount.

This page is intentionally left blank.

New England Life Insurance Company and Subsidiary

Consolidated Financial Statements

As of December 31, 2013 and 2012 and for the Years Ended December 31, 2013, 2012 and 2011 and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of New England Life Insurance Company:

We have audited the accompanying consolidated financial statements of New England Life Insurance Company and its subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of income, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New England Life Insurance Company and its subsidiary as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Other Matter

Results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, FL
April 18, 2014

               New England Life Insurance Company and Subsidiary

                          Consolidated Balance Sheets
                          December 31, 2013 and 2012

                (In millions, except share and per share data)

                                                                                      2013       2012
                                                                                   ---------- ----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized
   cost: $1,569 and $1,404, respectively)......................................... $    1,608 $    1,565
 Mortgage loans (net of valuation allowances of $1 and $0, respectively)..........        123        103
 Policy loans.....................................................................        416        415
 Real estate joint ventures.......................................................          5          5
 Other limited partnership interests..............................................          5          5
 Short-term investments, at estimated fair value..................................         22         72
 Other invested assets............................................................         19         15
                                                                                   ---------- ----------
   Total investments..............................................................      2,198      2,180
Cash and cash equivalents.........................................................         37         26
Accrued investment income.........................................................         28         28
Premiums, reinsurance and other receivables.......................................        639        955
Deferred policy acquisition costs.................................................        746        716
Current income tax recoverable....................................................          2          3
Other assets......................................................................         39         45
Separate account assets...........................................................      9,298      8,393
                                                                                   ---------- ----------
   Total assets................................................................... $   12,987 $   12,346
                                                                                   ========== ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits............................................................ $      735 $      741
Policyholder account balances.....................................................      1,020      1,070
Other policy-related balances.....................................................        342        355
Policyholder dividends payable....................................................          3          3
Payables for collateral under derivative transactions.............................          3         --
Deferred income tax liability.....................................................         80        167
Other liabilities.................................................................        364        380
Separate account liabilities......................................................      9,298      8,393
                                                                                   ---------- ----------
   Total liabilities..............................................................     11,845     11,109
                                                                                   ---------- ----------
Contingencies, Commitments and Guarantees (Note 12)
Stockholder's Equity
Common stock, par value $125 per share; 50,000 shares authorized; 20,000 shares
  issued and outstanding..........................................................          3          3
Additional paid-in capital........................................................        450        458
Retained earnings.................................................................        685        720
Accumulated other comprehensive income (loss).....................................          4         56
                                                                                   ---------- ----------
   Total stockholder's equity.....................................................      1,142      1,237
                                                                                   ---------- ----------
   Total liabilities and stockholder's equity..................................... $   12,987 $   12,346
                                                                                   ========== ==========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                       Consolidated Statements of Income
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                 2013    2012    2011
                                                                ------- ------- -------
Revenues
Premiums....................................................... $    48 $    48 $    50
Universal life and investment-type product policy fees.........     266     265     306
Net investment income..........................................     106     104     105
Other revenues.................................................     243     242     149
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.      --      --      --
 Other net investment gains (losses)...........................       9       3       1
                                                                ------- ------- -------
   Total net investment gains (losses).........................       9       3       1
 Net derivative gains (losses).................................   (233)     178     156
                                                                ------- ------- -------
     Total revenues............................................     439     840     767
                                                                ------- ------- -------
Expenses
Policyholder benefits and claims...............................      99     175     138
Interest credited to policyholder account balances.............      33      31      30
Policyholder dividends.........................................       6       6       6
Other expenses.................................................     250     415     436
                                                                ------- ------- -------
     Total expenses............................................     388     627     610
                                                                ------- ------- -------
Income (loss) before provision for income tax..................      51     213     157
Provision for income tax expense (benefit).....................       9      74      46
                                                                ------- ------- -------
Net income..................................................... $    42 $   139 $   111
                                                                ======= ======= =======

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                        2013    2012    2011
                                                                      -------- ------- ------
Net income (loss).................................................... $     42 $   139 $  111
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........    (121)      26     60
 Unrealized gains (losses) on derivatives............................        1       4    (1)
 Defined benefit plans adjustment....................................       40    (19)   (25)
                                                                      -------- ------- ------
Other comprehensive income (loss), before income tax.................     (80)      11     34
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................       28     (4)   (12)
                                                                      -------- ------- ------
Other comprehensive income (loss), net of income tax.................     (52)       7     22
                                                                      -------- ------- ------
Comprehensive income (loss).......................................... $   (10) $   146 $  133
                                                                      ======== ======= ======

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                         Accumulated Other Comprehensive
                                                               Income (Loss)
                                                         -------------------------------
                                                              Net           Defined
                                     Additional            Unrealized       Benefit          Total
                              Common  Paid-in   Retained   Investment        Plans       Stockholder's
                              Stock   Capital   Earnings Gains (Losses)    Adjustment       Equity
                              ------ ---------- -------- --------------    ----------    -------------
Balance at December 31, 2010. $   3   $   458   $   623      $   46         $   (19)       $   1,111
Dividends on common stock....                     (107)                                        (107)
Net income...................                       111                                          111
Other comprehensive income
  (loss), net of income tax..                                    38             (16)              22
                              -----   -------   -------      ------         --------       ---------
Balance at December 31, 2011.     3       458       627          84             (35)           1,137
Dividends on common stock....                      (46)                                         (46)
Net income...................                       139                                          139
Other comprehensive income
  (loss), net of income tax..                                    20             (13)               7
                              -----   -------   -------      ------         --------       ---------
Balance at December 31, 2012.     3       458       720         104             (48)           1,237
Dividends on common stock....                      (77)                                         (77)
Return of capital............             (8)                                                    (8)
Net income...................                        42                                           42
Other comprehensive income
  (loss), net of income tax..                                  (78)               26            (52)
                              -----   -------   -------      ------         --------       ---------
Balance at December 31, 2013. $   3   $   450   $   685      $   26         $   (22)       $   1,142
                              =====   =======   =======      ======         ========       =========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                                      2013     2012     2011
                                                                                                    -------- -------- --------
Cash flows from operating activities
Net income (loss).................................................................................. $     42 $    139 $    111
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...........................................................        3        4        4
  Amortization of premiums and accretion of discounts associated with investments, net.............      (4)      (5)      (2)
  (Gains) losses on investments and derivatives, net...............................................      216    (144)    (167)
  (Income) loss from equity method investments, net of dividends or distributions..................       --      (1)      (1)
  Interest credited to policyholder account balances...............................................       33       31       30
  Universal life and investment-type product policy fees...........................................    (266)    (265)    (306)
  Change in accrued investment income..............................................................       --      (1)      (1)
  Change in premiums, reinsurance and other receivables............................................        5    (123)      (8)
  Change in deferred policy acquisition costs, net.................................................     (30)      107      192
  Change in income tax.............................................................................     (43)       39       16
  Change in other assets...........................................................................      118      115      120
  Change in insurance-related liabilities and policy-related balances..............................     (11)       59        9
  Change in other liabilities......................................................................        6       41       36
                                                                                                    -------- -------- --------
Net cash provided by (used in) operating activities................................................       69      (4)       33
                                                                                                    -------- -------- --------
Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities.......................................................................      541      379      325
   Mortgage loans..................................................................................        3        3        4
   Other limited partnership interests.............................................................        1        1       --
  Purchases of:
   Fixed maturity securities.......................................................................    (691)    (454)    (373)
   Mortgage loans..................................................................................     (23)      (2)     (32)
   Real estate joint ventures......................................................................       --      (5)       --
   Other limited partnership interests.............................................................      (1)      (2)      (2)
  Cash received in connection with freestanding derivatives........................................        2       --        1
  Cash paid in connection with freestanding derivatives............................................      (1)       --      (5)
  Net change in policy loans.......................................................................      (1)      (5)      (6)
  Net change in short-term investments.............................................................       50     (13)     (21)
  Other, net.......................................................................................       --      (4)      (4)
                                                                                                    -------- -------- --------
Net cash provided by (used in) investing activities................................................    (120)    (102)    (113)
                                                                                                    -------- -------- --------
Cash flows from financing activities
  Policyholder account balances:
   Deposits........................................................................................      263      304      299
   Withdrawals.....................................................................................    (119)    (159)    (111)
  Net change in payables for collateral under derivative transactions..............................        3       --       --
  Return of capital................................................................................      (8)       --       --
  Dividends on common stock........................................................................     (77)     (46)    (107)
                                                                                                    -------- -------- --------
Net cash provided by (used in) financing activities................................................       62       99       81
                                                                                                    -------- -------- --------
Change in cash and cash equivalents................................................................       11      (7)        1
Cash and cash equivalents, beginning of year.......................................................       26       33       32
                                                                                                    -------- -------- --------
Cash and cash equivalents, end of year............................................................. $     37 $     26 $     33
                                                                                                    ======== ======== ========
Supplemental disclosures of cash flow information:
  Net cash paid for:
   Income tax...................................................................................... $     54 $     17 $     15
                                                                                                    ======== ======== ========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  New England Life Insurance Company ("NELICO") and its subsidiary (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts and is a Massachusetts chartered company.

  The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance, non-medical health and disability coverage to corporations and other institutions. The Company is licensed to conduct business in 50 states and the District of Columbia.

  NELICO owns 100% of the outstanding common stock of New England Securities Corporation.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of NELICO and its subsidiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

  The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of income. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of income.

 Reclassifications

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

  ----------------------------------------------------------------------------
  Accounting Policy                                                       Note
  ----------------------------------------------------------------------------
  Insurance                                                                2
  ----------------------------------------------------------------------------
  Deferred Policy Acquisition Costs and Other Policy-Related Intangibles   3
  ----------------------------------------------------------------------------
  Reinsurance                                                              4
  ----------------------------------------------------------------------------
  Investments                                                              5
  ----------------------------------------------------------------------------
  Derivatives                                                              6
  ----------------------------------------------------------------------------
  Fair Value                                                               7
  ----------------------------------------------------------------------------
  Employee Benefit Plans                                                   10
  ----------------------------------------------------------------------------
  Income Tax                                                               11
  ----------------------------------------------------------------------------
  Litigation Contingencies                                                 12
  ----------------------------------------------------------------------------

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Liabilities for variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs and Other Policy-Related Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

  DAC is amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Nonparticipating and                Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts:
 .  Term insurance
 .  Non-medical health insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Variable deferred annuity contracts
 -----------------------------------------------------------------------------

   See Note 3 for additional information on DAC amortization.

   The recovery of DAC is dependent upon the future profitability of the related business.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statements of income. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheets, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Investments

  Net Investment Income

    Income on investments is reported within net investment income, unless otherwise stated herein.

  Fixed Maturity Securities

    The Company's fixed maturity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned.

    The Company periodically evaluates fixed maturity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 5 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in equity securities when it has significant influence or at least 20% interest and for investments in real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist of the following:

    . Tax credit partnerships derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

    . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statements of income within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

    . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
    . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
    . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Employee Benefit Plans

   Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

   In addition, the Company sponsors a qualified and a non-qualified defined benefit pension plan, as well as other postretirement benefit plans. The Company recognizes the funded status of the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains (losses), prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

 Income Tax

   The Company joins with MetLife and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife has elected the "percentage method" (and 100 percent under such method) of reimbursing companies for tax attributes such as losses. As a result, 100 percent of tax attributes such as losses are reimbursed by MetLife to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes such as losses. Profitable subsidiaries pay to MetLife each year the federal income tax which such profitable subsidiary would have paid that year based upon that year's taxable income. If the Company has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by the Company when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if the Company would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Other Accounting Policies

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from one to 25 years for leasehold improvements and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $8 million at both December 31, 2013 and 2012. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $3 million and $2 million at December 31, 2013 and 2012, respectively. Related depreciation and amortization expense was $1 million for each of the years ended December 31, 2013, 2012 and 2011.

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $13 million at both
  December 31, 2013 and 2012. Accumulated amortization of capitalized software was $9 million and $8 million at December 31, 2013 and 2012, respectively. Related amortization expense was $2 million for the year ended December 31, 2013 and $1 million for each of the years ended December 31, 2012 and 2011.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Policyholder Dividends

    Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Foreign Currency

    Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Adoption of New Accounting Pronouncements

  Effective July 17, 2013, the Company adopted new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption, but may impact the selection of benchmark interest rates for hedging relationships in the future.

  Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 8.

  Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 6.

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 7.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Future Adoption of New Accounting Pronouncements

  In February 2013, the FASB issued new guidance regarding liabilities (Accounting Standards Update 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

2. Insurance

Insurance Liabilities

  Future policy benefits are measured as follows:

  ---------------------------------------------------------------------------
  Product Type:                        Measurement Assumptions:
  ---------------------------------------------------------------------------
  Participating life                   Aggregate of (i) net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest
                                       rate, ranging from 4% to 5%) and (ii)
                                       the liability for terminal dividends.
  ---------------------------------------------------------------------------
  Nonparticipating life                Aggregate of the present value of
                                       expected future benefit payments and
                                       related expenses less the present
                                       value of expected future net
                                       premiums. Assumptions as to mortality
                                       and persistency are based upon the
                                       Company's experience when the basis
                                       of the liability is established.
                                       Interest rate assumptions for the
                                       aggregate future policy benefit
                                       liabilities range from 3% to 9%.
  ---------------------------------------------------------------------------
  Individual and group traditional     Present value of expected future
  fixed annuities after annuitization  payments. Interest rate assumptions used in establishing such liabilities
                                       range from 4% to 7%.
  ---------------------------------------------------------------------------
  Non-medical health insurance         The net level premium method and
                                       assumptions as to future morbidity,
                                       withdrawals and interest, which
                                       provide a margin for adverse
                                       deviation. Interest rate assumptions
                                       used in establishing such liabilities
                                       range from 4% to 5%.
  ---------------------------------------------------------------------------
  Disabled lives                       Present value of benefits method and
                                       experience assumptions as to claim
                                       terminations, expenses and interest.
                                       Interest rate assumptions used in
                                       establishing such liabilities range
                                       from 3% to 7%.
  ---------------------------------------------------------------------------

  Participating business represented 2% of the Company's life insurance in-force at both December 31, 2013 and 2012. Participating policies represented 40% of gross life insurance premiums for each of the years ended December 31, 2013, 2012 and 2011.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 7%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

               New England Life Insurance Company and Subsidiary

Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 6. Guarantees accounted for as insurance liabilities include:

Guarantee:                                    Measurement Assumptions:
---------------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   Present value of expected death benefits in
          death even if the account value is    excess of the projected account balance
          reduced to zero.                      recognizing the excess ratably over the
       .  An enhanced death benefit may be      accumulation period based on the present
          available for an additional fee.      value of total expected assessments.
                                              Assumptions are consistent with those used
                                                for amortizing DAC, and are thus subject
                                                to the same variability and risk.
                                              Investment performance and volatility
                                                assumptions are consistent with the
                                                historical experience of the appropriate
                                                underlying equity index, such as the S&P
                                                500 Index.
                                              Benefit assumptions are based on the
                                                average benefits payable over a range of
                                                scenarios.
---------------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    Present value of expected income benefits
          determined at the time of issuance    in excess of the projected account balance
          of the variable annuity contract,     at any future date of annuitization and
          a minimum accumulation of purchase    recognizing the excess ratably over the
          payments, even if the account         accumulation period based on present
          value is reduced to zero, that can    value of total expected assessments.
          be annuitized to receive a monthly  Assumptions are consistent with those used
          income stream that is not less        for estimating GMDB liabilities.
          than a specified amount.            Calculation incorporates an assumption for
       .  Certain contracts also provide for    the percentage of the potential
          a guaranteed lump sum return of       annuitizations that may be elected by the
          purchase premium in lieu of the       contractholder.
          annuitization benefit.
---------------------------------------------------------------------------------------------
GMWBs  .  A return of purchase payment via    Expected value of the life contingent
          partial withdrawals, even if the      payments and expected assessments using
          account value is reduced to zero,     assumptions consistent with those used for
          provided that cumulative              estimating the GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.
       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

               New England Life Insurance Company and Subsidiary

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and variable life contracts was as follows:

                                                      Variable Life
                                   Annuity Contracts    Contracts
                                   ------------------ -------------
                                                        Secondary
                                    GMDBs     GMIBs    Guarantees    Total
                                   -------- --------- ------------- -------
                                                (In millions)
     Direct
     Balance at January 1, 2011... $      6 $      34      $      1 $    41
     Incurred guaranteed benefits.        3        10             1      14
     Paid guaranteed benefits.....      (1)        --            --     (1)
                                   -------- ---------      -------- -------
     Balance at December 31, 2011.        8        44             2      54
     Incurred guaranteed benefits.       --        56           (1)      55
     Paid guaranteed benefits.....      (1)        --            --     (1)
                                   -------- ---------      -------- -------
     Balance at December 31, 2012.        7       100             1     108
     Incurred guaranteed benefits.        3       (4)            --     (1)
     Paid guaranteed benefits.....      (1)        --            --     (1)
                                   -------- ---------      -------- -------
     Balance at December 31, 2013. $      9 $      96      $      1 $   106
                                   ======== =========      ======== =======
     Ceded
     Balance at January 1, 2011... $      5 $      12      $     -- $    17
     Incurred guaranteed benefits.        3         3            --       6
     Paid guaranteed benefits.....      (1)        --            --     (1)
                                   -------- ---------      -------- -------
     Balance at December 31, 2011.        7        15            --      22
     Incurred guaranteed benefits.       --        19            --      19
     Paid guaranteed benefits.....      (1)        --            --     (1)
                                   -------- ---------      -------- -------
     Balance at December 31, 2012.        6        34            --      40
     Incurred guaranteed benefits.        3       (1)            --       2
     Paid guaranteed benefits.....      (1)        --            --     (1)
                                   -------- ---------      -------- -------
     Balance at December 31, 2013. $      8 $      33      $     -- $    41
                                   ======== =========      ======== =======
     Net
     Balance at January 1, 2011... $      1 $      22      $      1 $    24
     Incurred guaranteed benefits.       --         7             1       8
     Paid guaranteed benefits.....       --        --            --      --
                                   -------- ---------      -------- -------
     Balance at December 31, 2011.        1        29             2      32
     Incurred guaranteed benefits.       --        37           (1)      36
     Paid guaranteed benefits.....       --        --            --      --
                                   -------- ---------      -------- -------
     Balance at December 31, 2012.        1        66             1      68
     Incurred guaranteed benefits.       --       (3)            --     (3)
     Paid guaranteed benefits.....       --        --            --      --
                                   -------- ---------      -------- -------
     Balance at December 31, 2013. $      1 $      63      $      1 $    65
                                   ======== =========      ======== =======

               New England Life Insurance Company and Subsidiary

  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                      ---------------------
                                         2013       2012
                                      ---------- ----------
                                          (In millions)
                     Fund Groupings:
                     Equity.......... $    4,388 $    3,764
                     Balanced........      2,765      2,562
                     Bond............        702        786
                     Money Market....         88         97
                                      ---------- ----------
                      Total.......... $    7,943 $    7,209
                                      ========== ==========

  Based on the type of guarantee, the Company defines net amount at risk as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

 Variable Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

               New England Life Insurance Company and Subsidiary

   Information regarding the types of guarantees relating to annuity and variable life contracts was as follows at:

                                                               December 31,
                                         ---------------------------------------------------------
                                                     2013                         2012
                                         ---------------------------- ----------------------------
                                             In the          At           In the          At
                                         Event of Death Annuitization Event of Death Annuitization
                                         -------------- ------------- -------------- -------------
                                                               (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value............  $     6,584    $     3,773   $     6,102    $     3,379
Separate account value..................  $     6,186    $     3,617   $     5,714    $     3,238
Net amount at risk......................  $        68    $        45   $       142    $       308
Average attained age of contractholders.     64 years       62 years      64 years       61 years

                                                        December 31,
                                                   -----------------------
                                                      2013        2012
                                                   ----------- -----------
                                                    Secondary Guarantees
                                                   -----------------------
                                                        (In millions)
     Variable Life Contracts (1)
     Account value (general and separate account). $     2,236 $     1,966
     Net amount at risk........................... $    14,842 $    16,495
     Average attained age of policyholders........    52 years    51 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

               New England Life Insurance Company and Subsidiary

Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                2013     2012    2011
                                                 -----    -----   -----
                                                  (In millions)
               Balance at January 1,........... $  24    $  27   $  25
                Less: Reinsurance recoverables.    19       21      20
                                                 -----    -----   -----
               Net balance at January 1,.......     5        6       5
                                                 -----    -----   -----
               Incurred related to:
                Current year...................     1        1       1
                Prior years (1)................    --      (1)       1
                                                 -----    -----   -----
                  Total incurred...............     1       --       2
                                                 -----    -----   -----
               Paid related to:
                Current year...................    --       --      --
                Prior years....................   (1)      (1)     (1)
                                                 -----    -----   -----
                  Total paid...................   (1)      (1)     (1)
                                                 -----    -----   -----
               Net balance at December 31,.....     5        5       6
                Add: Reinsurance recoverables..    20       19      21
                                                 -----    -----   -----
               Balance at December 31,......... $  25    $  24   $  27
                                                 =====    =====   =====

--------

(1)During 2013, there was no change to claims and claim adjustment expenses associated with prior years. During 2012 and 2011, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased due to improved loss ratio for non-medical health claim liabilities.

Separate Accounts

  Separate account assets and liabilities consist of pass-through separate accounts totaling $9.3 billion and $8.4 billion at December 31, 2013 and 2012, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2013, 2012 and 2011, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

3. Deferred Policy Acquisition Costs and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

               New England Life Insurance Company and Subsidiary

3. Deferred Policy Acquisition Costs and Other Policy-Related Intangibles (continued)


Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC related to these contracts (term insurance and non-medical health insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

Participating, Dividend Paying Traditional Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each

               New England Life Insurance Company and Subsidiary

3. Deferred Policy Acquisition Costs and Other Policy-Related Intangibles (continued)

reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

               New England Life Insurance Company and Subsidiary

3. Deferred Policy Acquisition Costs and Other Policy-Related Intangibles (continued)


  Information regarding DAC was as follows:

                                                                  Years Ended December 31,
                                                                  ------------------------
                                                                  2013     2012     2011
                                                                   -----   ------  ------
                                                                     (In millions)
DAC
Balance at January 1,............................................ $ 716   $  825   $1,016
Capitalizations..................................................     6       25       33
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).    69     (55)     (51)
 Other expenses..................................................  (45)     (77)    (174)
                                                                   -----   ------  ------
   Total amortization............................................    24    (132)    (225)
                                                                   -----   ------  ------
Unrealized investment gains (losses).............................    --      (2)        1
                                                                   -----   ------  ------
Balance at December 31,.......................................... $ 746   $  716   $  825
                                                                   =====   ======  ======

  Information regarding other policy-related intangibles was as follows:

                                             Years Ended December 31,
                                             ------------------------
                                             2013     2012    2011
                                              -----    -----   -----
                                               (In millions)
                 Deferred Sales Inducements
                 Balance at January 1,...... $  26    $  28   $  35
                 Amortization...............   (2)      (2)     (7)
                                              -----    -----   -----
                 Balance at December 31,.... $  24    $  26   $  28
                                              =====    =====   =====

4. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for certain products and reinsures up to 90% of the mortality risk for other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $5 million per life and

               New England Life Insurance Company and Subsidiary reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company currently reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities to an affiliated reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives a reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2013 and 2012, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $127 million and $137 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  At December 31, 2013, the Company had $172 million of net unaffiliated ceded reinsurance recoverables. Of this total, $128 million, or 74%, were with the Company's five largest unaffiliated ceded reinsurers, including $87 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2012, the Company had $181 million of net unaffiliated ceded reinsurance recoverables. Of this total, $133 million, or 73%, were with the Company's five largest unaffiliated ceded reinsurers, including $94 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

               New England Life Insurance Company and Subsidiary

  The amounts in the consolidated statements of income include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                Years Ended December 31,
                                                                ------------------------
                                                                 2013     2012    2011
                                                                 ------  ------  ------
                                                                   (In millions)
Premiums
 Direct premiums............................................... $   85   $   88  $   92
 Reinsurance ceded.............................................   (37)     (40)    (42)
                                                                 ------  ------  ------
   Net premiums................................................ $   48   $   48  $   50
                                                                 ======  ======  ======
Universal life and investment-type product policy fees
 Direct universal life and investment-type product policy fees. $  322   $  324  $  378
 Reinsurance ceded.............................................   (56)     (59)    (72)
                                                                 ------  ------  ------
   Net universal life and investment-type product policy fees.. $  266   $  265  $  306
                                                                 ======  ======  ======
Policyholder benefits and claims
 Direct policyholder benefits and claims....................... $  164   $  267  $  212
 Reinsurance ceded.............................................   (65)     (92)    (74)
                                                                 ------  ------  ------
   Net policyholder benefits and claims........................ $   99   $  175  $  138
                                                                 ======  ======  ======
Interest credited to policyholder account balances
 Direct interest credited to policyholder account balances..... $   37   $   35  $   33
 Reinsurance ceded.............................................    (4)      (4)     (3)
                                                                 ------  ------  ------
   Net interest credited to policyholder account balances...... $   33   $   31  $   30
                                                                 ======  ======  ======

  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                     December 31,
                                   ------------------------------------------------
                                            2013                     2012
                                   ----------------------- ------------------------
                                                   Total                    Total
                                                  Balance                  Balance
                                   Direct  Ceded   Sheet    Direct  Ceded   Sheet
                                   ------ ------  -------- -------- ------ --------
                                                    (In millions)
Assets
Premiums, reinsurance and other
  receivables..................... $   54 $  585  $    639 $     59 $  896 $    955
Deferred policy acquisition costs.    750     (4)      746      705     11      716
                                   ------ ------  -------- -------- ------ --------
 Total assets..................... $  804 $  581  $  1,385 $    764 $  907 $  1,671
                                   ====== ======  ======== ======== ====== ========
Liabilities
 Other liabilities................ $  275 $   89  $    364 $    300 $   80 $    380
                                   ====== ======  ======== ======== ====== ========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $175 million and $168 million at December 31, 2013 and 2012, respectively. There were no deposit liabilities on reinsurance at both December 31, 2013 and 2012.

               New England Life Insurance Company and Subsidiary

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, Exeter Reassurance Company, Ltd. ("Exeter") and MetLife Reinsurance Company of Vermont, all of which are related parties.

  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of income was as follows:

                                                        Years Ended December 31,
                                                        -----------------------
                                                         2013     2012    2011
                                                        -------  ------- -------
                                                             (In millions)
Premiums
 Reinsurance ceded..................................... $   (2)  $   (4) $   (4)
Universal life and investment-type product policy fees
 Reinsurance ceded..................................... $  (17)  $  (17) $  (17)
Policyholder benefits and claims
 Reinsurance ceded..................................... $   (4)  $  (23) $  (11)
Interest credited to policyholder account balances
 Reinsurance ceded..................................... $   (4)  $   (4) $   (3)

  Information regarding the significant effects of ceded affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                        December 31,
                                                      -----------------
                                                        2013     2012
                                                      -------- --------
                                                        (In millions)
         Assets
         Premiums, reinsurance and other receivables. $    400 $    705
         Liabilities
         Other liabilities........................... $     33 $     29

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $208 million and $518 million at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($334) million, $118 million and $195 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $146 million and $195 million of unsecured affiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

               New England Life Insurance Company and Subsidiary

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $133 million and $129 million, at December 31, 2013 and 2012, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2013 and 2012.

5. Investments

  See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

               New England Life Insurance Company and Subsidiary

Fixed Maturity Securities AFS

 Fixed Maturity Securities AFS by Sector

   The following table presents the fixed maturity securities AFS by sector. Included within fixed maturity securities are structured securities including residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS.

                                              December 31, 2013                           December 31, 2012
                                 ------------------------------------------- --------------------------------------------
                                              Gross Unrealized                             Gross Unrealized
                                           ----------------------- Estimated           ------------------------ Estimated
                                 Amortized        Temporary  OTTI    Fair    Amortized         Temporary  OTTI    Fair
                                   Cost    Gains   Losses   Losses   Value     Cost     Gains   Losses   Losses   Value
                                 --------- ------ --------- ------ --------- --------- ------- --------- ------ ---------
                                                                      (In millions)
Fixed maturity securities
U.S. corporate.................. $    624  $   50  $    6   $   -- $    668  $    670  $    86   $  --   $  --  $    756
Foreign corporate...............      300      13       3       --      310       300       24      --      --       324
U.S. Treasury and agency........      235       1      23       --      213       114       17      --      --       131
RMBS............................      152       4       4       --      152       141        7      --      --       148
CMBS............................       98      --       4       --       94         2       --      --      --         2
State and political subdivision.       82       9      --       --       91       111       25      --      --       136
ABS.............................       63       1      --       --       64        62        1      --      --        63
Foreign government..............       15       1      --       --       16         4        1      --      --         5
                                 --------  ------  ------   ------ --------  --------  -------   -----   -----  --------
  Total fixed maturity
   securities................... $  1,569  $   79  $   40   $   -- $  1,608  $  1,404  $   161   $  --   $  --  $  1,565
                                 ========  ======  ======   ====== ========  ========  =======   =====   =====  ========

   The Company held no non-income producing fixed maturity securities at both December 31, 2013 and 2012.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

               New England Life Insurance Company and Subsidiary

 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                         December 31,
                                            ---------------------------------------
                                                   2013                2012
                                            ------------------- -------------------
                                                      Estimated           Estimated
                                            Amortized   Fair    Amortized   Fair
                                              Cost      Value     Cost      Value
                                            --------- --------- --------- ---------
                                                         (In millions)
Due in one year or less.................... $     35  $     36  $     75  $     77
Due after one year through five years......      227       244       240       260
Due after five years through ten years.....      548       578       525       590
Due after ten years........................      446       440       359       425
                                            --------  --------  --------  --------
   Subtotal................................    1,256     1,298     1,199     1,352
Structured securities (RMBS, CMBS and ABS).      313       310       205       213
                                            --------  --------  --------  --------
       Total fixed maturity securities..... $  1,569  $  1,608  $  1,404  $  1,565
                                            ========  ========  ========  ========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

               New England Life Insurance Company and Subsidiary

 Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2013                         December 31, 2012
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate...................  $   87     $   6      $  2      $  --      $  10     $  --      $  9      $  --
Foreign corporate................      70         3        --         --         10        --        --         --
U.S. Treasury and agency.........     177        23        --         --         --        --        --         --
RMBS.............................      63         4        --         --         --        --        --         --
CMBS.............................      75         4        --         --         --        --        --         --
State and political subdivision..      29        --        --         --         --        --        --         --
ABS..............................      33        --        --         --         25        --        --         --
Foreign government...............       3        --        --         --         --        --        --         --
                                   ------     -----      ----      -----      -----     -----      ----      -----
 Total fixed maturity
   securities....................  $  537     $  40      $  2      $  --      $  45     $  --      $  9      $  --
                                   ======     =====      ====      =====      =====     =====      ====      =====
Total number of securities in an
  unrealized loss position.......     115                   2                    14                   3
                                   ======                ====                 =====                ====

Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche

               New England Life Insurance Company and Subsidiary structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

    . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

    . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

    . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

    . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    The amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

               New England Life Insurance Company and Subsidiary

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2013. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $40 million during the year ended December 31, 2013 from less than $1 million to $40 million. The increase in gross unrealized losses for the year ended December 31, 2013, was primarily attributable to an increase in interest rates, partially offset by narrowing credit spreads.

    At December 31, 2013, there were no gross unrealized losses from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                   December 31,
                                   --------------------------------------------
                                           2013                   2012
                                   --------------------- ----------------------
                                     Carrying     % of     Carrying     % of
                                       Value      Total      Value      Total
                                   ------------- ------- ------------- --------
                                   (In millions)         (In millions)
 Mortgage loans:
  Commercial......................    $   71       57.7%    $   47        45.6%
  Agricultural....................        53        43.1        56         54.4
                                      ------     -------    ------     --------
    Subtotal......................       124       100.8       103        100.0
  Valuation allowances............       (1)       (0.8)        --           --
                                      ------     -------    ------     --------
      Total mortgage loans, net...    $  123      100.0%    $  103       100.0%
                                      ======     =======    ======     ========

 Mortgage Loans and Valuation Allowance by Portfolio Segment

   All commercial and agricultural mortgage loans held at both December 31, 2013 and 2012 were evaluated collectively for credit losses. The valuation allowance for commercial and agricultural mortgage loans were less than $1 million at both December 31, 2013 and 2012.

               New England Life Insurance Company and Subsidiary

  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

               New England Life Insurance Company and Subsidiary

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

 Credit Quality of Commercial Mortgage Loans

   All of the commercial mortgage loans held at both December 31, 2013 and 2012 had loan-to-value ratios less than 65% and a debt service coverage ratio greater than 1.2x. The estimated fair value of commercial mortgage loans held at December 31, 2013 and 2012 was $72 million and $53 million, respectively.

 Credit Quality of Agricultural Mortgage Loans

   All of the agricultural mortgage loans held at both December 31, 2013 and 2012 had loan-to-value ratios of less than 65%.

 Past Due, Interest Accrual Status and Impaired Mortgage Loans

   The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2013 and 2012. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans - 60 days and agricultural mortgage loans -- 90 days. The Company had no impaired mortgage loans, no mortgage loans past due and no mortgage loans in non-accrual status at both December 31, 2013 and 2012. The Company did not recognize interest income on impaired mortgage loans during the years ended December 31, 2013, 2012 and 2011.

 Mortgage Loans Modified in a Troubled Debt Restructuring

   The Company may grant concessions related to borrowers experiencing financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

               New England Life Insurance Company and Subsidiary

   There were no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2013 and 2012.

Other Invested Assets

  Other invested assets is comprised of tax credit partnerships and freestanding derivatives with positive estimated fair values (see Note 6).

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $17 million and $10 million at December 31, 2013 and 2012, respectively.

Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                    Years Ended December 31,
                                                    ------------------------
                                                    2013     2012    2011
                                                     -----   ------   -----
                                                      (In millions)
          Fixed maturity securities................ $  39   $  161   $ 133
          Derivatives..............................     2        1     (3)
          Short-term investments...................    --      (1)     (1)
          Amounts allocated from DAC...............   (1)      (1)       1
          Deferred income tax benefit (expense)....  (14)     (56)    (46)
                                                     -----   ------   -----
          Net unrealized investment gains (losses). $  26   $  104   $  84
                                                     =====   ======   =====

  The changes in net unrealized investment gains (losses) were as follows:

                                                          Years Ended December 31,
                                                          ------------------------
                                                           2013    2012    2011
                                                           ------   -----   -----
                                                            (In millions)
    Balance at January 1,................................ $  104   $  84   $  46
    Unrealized investment gains (losses) during the year.  (120)      32      58
    Unrealized investment gains (losses) relating to:
     DAC.................................................     --     (2)       1
     Deferred income tax benefit (expense)...............     42    (10)    (21)
                                                           ------   -----   -----
    Balance at December 31,.............................. $   26   $ 104   $  84
                                                           ======   =====   =====
    Change in net unrealized investment gains (losses)... $ (78)   $  20   $  38
                                                           ======   =====   =====

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, at both December 31, 2013 and 2012.

               New England Life Insurance Company and Subsidiary

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for fixed maturity securities at:

                                                                December 31,
                                                              -----------------
                                                                2013     2012
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $      4 $      4
 Invested assets pledged as collateral (1)...................        3       --
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $      7 $      4
                                                              ======== ========

--------

(1)The Company has pledged fixed maturity securities in connection with derivative transactions (see Note 6).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, it would be deemed the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Consolidated VIEs

   There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2013 and 2012.

               New England Life Insurance Company and Subsidiary

 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                               December 31,
                                                 -----------------------------------------
                                                         2013                 2012
                                                 -------------------- --------------------
                                                            Maximum              Maximum
                                                 Carrying  Exposure   Carrying  Exposure
                                                  Amount  to Loss (1)  Amount  to Loss (1)
                                                 -------- ----------- -------- -----------
                                                               (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, CMBS and ABS) (2).  $  310    $  310     $  213    $  213
 U.S. corporate.................................      13        13         14        14
Other invested assets...........................      13        13         13        13
Other limited partnership interests.............       3         4          3         5
                                                  ------    ------     ------    ------
 Total..........................................  $  339    $  340     $  243    $  245
                                                  ======    ======     ======    ======

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other invested assets and other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2013, 2012 and 2011.

               New England Life Insurance Company and Subsidiary

Net Investment Income

  The components of net investment income were as follows:

                                               Years Ended December 31,
                                               -----------------------
                                                2013     2012    2011
                                               -------  ------- -------
                                                    (In millions)
         Investment income:
          Fixed maturity securities........... $    75  $    75 $    76
          Mortgage loans......................       6        6       5
          Policy loans........................      23       23      23
          Other limited partnership interests.       2        1       1
          Other...............................       2        1       2
                                               -------  ------- -------
            Subtotal..........................     108      106     107
          Less: Investment expenses...........       2        2       2
                                               -------  ------- -------
              Net investment income........... $   106  $   104 $   105
                                               =======  ======= =======

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                          Years Ended December 31,
                                                                         --------------------------
                                                                           2013     2012     2011
                                                                         -------- -------- --------
                                                                               (In millions)
Total gains (losses) on fixed maturity securities:
 Fixed maturity securities -- net gains (losses) on sales and disposals. $      9 $      3 $      1

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were less than $1 million in each of the years ended December 31, 2013, 2012 and 2011.

   There were no fixed maturity securities OTTI losses recognized in earnings for the years ended December 31, 2013, 2012, and 2011.

               New England Life Insurance Company and Subsidiary

 Sales or Disposals and Impairments of Fixed Maturity Securities

   Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                 Years Ended December 31,
                                                 ------------------------
                                                 2013     2012    2011
                                                 ----     ----    ----
                                                 (In millions)
                 Proceeds....................... $393     $213    $162
                                                   ====    ====    ====
                 Gross investment gains......... $ 12     $  4    $  2
                                                   ----    ----    ----
                 Gross investment losses........  (3)      (1)     (1)
                                                   ----    ----    ----
                  Net investment gains (losses). $  9     $  3    $  1
                                                   ====    ====    ====

Related Party Investment Transactions

  The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $2 million for the years ended December 31, 2013, 2012 and 2011. The Company also had additional affiliated net investment income (loss) of ($1) million for the year ended December 31, 2013 and less than $1 million for both years ended December 31, 2012 and 2011.

6. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses includes swaps contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

               New England Life Insurance Company and Subsidiary

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, or involuntary restructuring. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc.("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

               New England Life Insurance Company and Subsidiary

Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                   December 31,
                                                            ----------------------------------------------------------
                                                                        2013                          2012
                                                            ----------------------------  -----------------------------
                                                                     Estimated Fair Value          Estimated Fair Value
                                                                     -------------------           --------------------
                                                            Notional                      Notional
                          Primary Underlying Risk Exposure   Amount  Assets   Liabilities  Amount   Assets  Liabilities
                          --------------------------------  -------- -------  ----------- -------- -------- -----------
                                                                                  (In millions)
Derivatives Designated as Hedging Instruments
Cash flow hedges:
  Foreign currency swaps. Foreign currency exchange rate... $     42 $     4    $       3 $     30 $     --  $       --
                                                            -------- -------    --------- -------- --------  ----------
    Total qualifying hedges............................           42       4            3       30       --          --
                                                            -------- -------    --------- -------- --------  ----------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Foreign currency swaps... Foreign currency exchange rate...       11      --            1        7       --          --
Credit default
 swaps -- purchased...... Credit...........................        4      --           --        1       --          --
Credit default
 swaps -- written........ Credit...........................       33       1           --       33       --          --
                                                            -------- -------    --------- -------- --------  ----------
   Total non-designated or non-qualifying derivatives...          48       1            1       41       --          --
                                                            -------- -------    --------- -------- --------  ----------
    Total..............................................     $     90 $     5    $       4 $     71 $     --  $       --
                                                            ======== =======    ========= ======== ========  ==========

  Based on notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2013 and 2012. The Company's use of derivatives includes
(i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes in the consolidated statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

               New England Life Insurance Company and Subsidiary

  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                Years Ended December 31,
                                               --------------------------
                                                 2013     2012     2011
                                               -------- -------- --------
                                                     (In millions)
       Derivatives and hedging gains (losses). $      2 $      2 $      2
       Embedded derivatives...................    (235)      176      154
                                               -------- -------- --------
        Total net derivative gains (losses)... $  (233) $    178 $    156
                                               ======== ======== ========

  The Company recognized net investment income from settlement payments related to qualifying hedges of $1 million for both the years ended December 31, 2013 and 2012. The amount the Company recognized in net investment income from settlement payments related to qualifying hedges for the year ended
December 31, 2011, was not significant.

  The Company recognized net derivative gains (losses) from settlement payments related to non-qualifying hedges of $1 million for the year ended December 31, 2013. The amount the company recognized in net derivative gains (losses) from settlement payments related to non-qualifying hedges for both the years ended December 31, 2012 and 2011, was not significant.

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                       Net Derivative
                                                       Gains (Losses)
                                                       --------------
                                                       (In millions)
          Year Ended December 31, 2013:
           Foreign currency exchange rate derivatives.     $      (1)
           Credit derivatives -- purchased............             --
           Credit derivatives -- written..............              2
                                                           ----------
             Total....................................     $        1
                                                           ==========
          Year Ended December 31, 2012:
           Foreign currency exchange rate derivatives.     $       --
           Credit derivatives -- purchased............             --
           Credit derivatives -- written..............              1
                                                           ----------
             Total....................................     $        1
                                                           ==========
          Year Ended December 31, 2011:
           Foreign currency exchange rate derivatives.     $       --
           Credit derivatives -- purchased............             --
           Credit derivatives -- written..............             --
                                                           ----------
             Total....................................     $       --
                                                           ==========

               New England Life Insurance Company and Subsidiary

Cash Flow Hedges

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the requirements of cash flow hedging.

  In certain instances, the Company discontinues cash flow hedge accounting when the forecasted transactions are no longer probable of occurring. When such forecasted transactions are not probable of occurring within two months of the anticipated date, the Company reclassifies certain amounts from AOCI into net derivative gains (losses). For the years ended December 31, 2013, 2012 and 2011, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges.

  There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2013, 2012 and 2011.

  At December 31, 2013 and 2012, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges was $2 million and $1 million, respectively.

  For the years ended December 31, 2013, 2012 and 2011, there was $1 million, $4 million and ($1) million, respectively, of gains (losses) deferred in AOCI related to foreign currency swaps. For both the years ended December 31, 2013 and 2012, there were no amounts reclassified to net derivative gains (losses) related to foreign currency swaps. For the year ended December 31, 2011, there was $1 million reclassified to net derivative gains (losses) related to foreign currency swaps. For the year ended December 31, 2013, there were no amounts reclassified to net investment income related to foreign currency swaps. For both the years ended December 31, 2012 and 2011, the amounts reclassified to net investment income related to foreign currency swaps were not significant. For the years ended December 31, 2013, 2012 and 2011, the amounts recognized in net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were not significant.

  At December 31, 2013, $1 million of deferred net gains (losses) on derivatives in AOCI were expected to be reclassified to earnings within the next 12 months.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $33 million at both December 31, 2013 and 2012. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2013, the Company would have received $1 million to terminate all of these contracts. At December 31, 2012, the amount the Company would have received to terminate all of these contracts was not significant.

               New England Life Insurance Company and Subsidiary

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                            December 31,
                                          ---------------------------------------------------------------------------------
                                                            2013                                     2012
                                          ---------------------------------------- ----------------------------------------
                                          Estimated      Maximum                   Estimated      Maximum
                                          Fair Value Amount of Future   Weighted   Fair Value Amount of Future   Weighted
Rating Agency Designation                 of Credit   Payments under    Average    of Credit   Payments under    Average
of Referenced                              Default    Credit Default    Years to    Default    Credit Default    Years to
Credit Obligations (1)                      Swaps       Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
-------------------------                 ---------- ---------------- ------------ ---------- ---------------- ------------
                                                 (In millions)                            (In millions)
Baa
Credit default swaps referencing indices.     $   --          $    22          5.0    $    --          $    22          4.5
B
Credit default swaps referencing indices.          1               11          5.0         --               11          5.0
                                              ------          -------                 -------          -------
 Total...................................     $    1          $    33          5.0    $    --          $    33          4.7
                                              ======          =======                 =======          =======

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis, and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

               New England Life Insurance Company and Subsidiary

  See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair value of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral was as follows at:

                                                                    December 31, 2013    December 31, 2012
Derivatives Subject to a Master Netting Arrangement or a Similar   -------------------  -------------------
Arrangement                                                        Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------   ------  -----------  ------- -----------
                                                                                (In millions)
Gross estimated fair value of derivatives:
 OTC-bilateral (1)................................................ $    4       $    4  $    --     $    --
 OTC-cleared (1)..................................................      1           --       --          --
                                                                   ------       ------  -------     -------
   Total gross estimated fair value of derivatives (1)............      5            4       --          --
Amounts offset in the consolidated balance sheets.................     --           --       --          --
                                                                   ------       ------  -------     -------
Estimated fair value of derivatives presented in the consolidated
  balance sheets (1)..............................................      5            4       --          --
Gross amounts not offset in the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
 OTC-bilateral....................................................     (1)          (1)      --          --
 OTC-cleared......................................................     --           --       --          --
Cash collateral: (3)
 OTC-bilateral....................................................     (2)          --       --          --
 OTC-cleared......................................................     (1)          --       --          --
Securities collateral: (4)
 OTC-bilateral....................................................     --           (2)      --          --
 OTC-cleared......................................................     --           --       --          --
                                                                   ------       ------  -------     -------
Net amount after application of master netting agreements
  and collateral.................................................. $    1       $    1  $    --     $    --
                                                                   ======       ======  =======     =======

--------

(1)At both December 31, 2013 and 2012, the amount of income or expense accruals reported in accrued investment income or in other liabilities included in derivative assets and derivative liabilities was not significant.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received is included in cash and cash equivalents, or in short-term investments, and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. The receivable for the return of cash collateral provided by the Company is included in premiums, reinsurance and other receivables in the consolidated balance sheets. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At
   December 31, 2013, the Company did not receive any excess cash collateral, which is not included in the table above due to the foregoing limitation. At December 31, 2012, the Company did not receive any cash collateral. At both December 31, 2013 and 2012, the Company did not provide any cash collateral.

               New England Life Insurance Company and Subsidiary

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the consolidated balance sheets. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2013 none of the collateral had been sold or repledged. Securities collateral pledged by the Company is reported in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At both December 31, 2013 and 2012, the Company did not receive any securities collateral for its OTC-bilateral derivatives. At December 31, 2013, the Company provided excess securities collateral with an estimated fair value of $0 and $1 million, for its OTC-bilateral derivatives and its OTC-cleared derivatives, respectively, which are not included in the table above due to the foregoing limitation. At December 31, 2012, the Company did not provide any securities collateral.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial credit or strength rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade credit or financial strength rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                               Estimated
                                             Fair Value of
                                          Collateral Provided: Fair Value of Incremental Collateral Provided Upon:
                                          -------------------- ---------------------------------------------------
                                                                                          Downgrade in the
                                                                                    Company's Financial Strength
                                                                   One Notch           Rating to a Level that
                         Estimated                                Downgrade in        Triggers Full Overnight
                       Fair Value of                             the Company's          Collateralization or
                     Derivatives in Net      Fixed Maturity    Financial Strength        Termination of the
                   Liability Position (1)      Securities            Rating             Derivative Position
                   ---------------------- -------------------- ------------------   ----------------------------
                                                          (In millions)
December 31, 2013              $        3           $        2          $      --                       $      1
December 31, 2012              $       --           $       --          $      --                       $     --

--------

(1)After taking into consideration the existence of netting agreements.

               New England Life Insurance Company and Subsidiary

Embedded Derivatives

  The Company issues certain products that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                   December 31,
                                                                                  ---------------
                                                           Balance Sheet Location  2013    2012
                                                           ---------------------- ------  -------
                                                                                   (In millions)
Net embedded derivatives within asset host contracts:
 Ceded guaranteed minimum benefits........................ Premiums, reinsurance
                                                           and other receivables  $  208  $   518
Net embedded derivatives within liability host contracts:
 Direct guaranteed minimum benefits....................... PABs                   $  (53) $    31

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                 Years Ended December 31,
                                                 ----------------------
                                                   2013      2012   2011
                                                 --------   ------ ------
                                                     (In millions)
         Net derivative gains (losses) (1), (2). $  (235)   $  176 $  154

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were ($8) million, ($16) million and $18 million for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were $26 million, $18 million and ($38) million for the years ended December 31, 2013, 2012 and 2011, respectively.

(2)See Note 4 for discussion of affiliated net derivative gains (losses) included in the table above.

7. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair

               New England Life Insurance Company and Subsidiary value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

               New England Life Insurance Company and Subsidiary

Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below.

                                                                          December 31, 2013
                                                              -----------------------------------------
                                                                Fair Value Hierarchy
                                                              -------------------------
                                                                                        Total Estimated
                                                              Level 1  Level 2  Level 3   Fair Value
                                                              ------- --------- ------- ---------------
                                                                            (In millions)
Assets
Fixed maturity securities:
 U.S. corporate.............................................. $    -- $     646  $   22       $     668
 Foreign corporate...........................................      --       256      54             310
 U.S. Treasury and agency....................................     142        71      --             213
 RMBS........................................................      --       134      18             152
 CMBS........................................................      --        78      16              94
 State and political subdivision.............................      --        91      --              91
 ABS.........................................................      --        53      11              64
 Foreign government..........................................      --        16      --              16
                                                              ------- ---------  ------       ---------
   Total fixed maturity securities...........................     142     1,345     121           1,608
                                                              ------- ---------  ------       ---------
Short-term investments.......................................      --        22      --              22
 Derivative assets: (1)
   Foreign currency exchange rate............................      --         4      --               4
   Credit....................................................      --         1      --               1
                                                              ------- ---------  ------       ---------
     Total derivative assets.................................      --         5      --               5
                                                              ------- ---------  ------       ---------
Net embedded derivatives within asset host contracts (2).....      --        --     208             208
Separate account assets (3)..................................      --     9,298      --           9,298
                                                              ------- ---------  ------       ---------
     Total assets............................................ $   142 $  10,670  $  329       $  11,141
                                                              ======= =========  ======       =========
Liabilities
Derivative liabilities: (1)
 Foreign currency exchange rate.............................. $    -- $       4  $   --       $       4
                                                              ------- ---------  ------       ---------
   Total derivative liabilities..............................      --         4      --               4
                                                              ------- ---------  ------       ---------
Net embedded derivatives within liability host contracts (2).      --        --    (53)            (53)
                                                              ------- ---------  ------       ---------
     Total liabilities....................................... $    -- $       4  $ (53)       $    (49)
                                                              ======= =========  ======       =========

               New England Life Insurance Company and Subsidiary

                                                                         December 31, 2012
                                                              ----------------------------------------
                                                                Fair Value Hierarchy
                                                              ------------------------
                                                                                       Total Estimated
                                                              Level 1 Level 2  Level 3   Fair Value
                                                              ------- -------- ------- ---------------
                                                                           (In millions)
Assets
Fixed maturity securities:
 U.S. corporate..............................................   $  -- $    729  $   27     $       756
 Foreign corporate...........................................      --      297      27             324
 U.S. Treasury and agency....................................      42       89      --             131
 RMBS........................................................      --      137      11             148
 CMBS........................................................      --       --       2               2
 State and political subdivision.............................      --      136      --             136
 ABS.........................................................      --       47      16              63
 Foreign government..........................................      --        5      --               5
                                                                ----- --------  ------     -----------
   Total fixed maturity securities...........................      42    1,440      83           1,565
                                                                ----- --------  ------     -----------
Short-term investments.......................................      --       72      --              72
 Derivative assets: (1)
   Foreign currency exchange rate............................      --       --      --              --
   Credit....................................................      --       --      --              --
                                                                ----- --------  ------     -----------
     Total derivative assets.................................      --       --      --              --
                                                                ----- --------  ------     -----------
Net embedded derivatives within asset host contracts (2).....      --       --     518             518
Separate account assets (3)..................................      --    8,393      --           8,393
                                                                ----- --------  ------     -----------
     Total assets............................................   $  42 $  9,905  $  601     $    10,548
                                                                ===== ========  ======     ===========
Liabilities
Derivative liabilities: (1)
 Foreign currency exchange rate..............................   $  -- $     --  $   --     $        --
                                                                ----- --------  ------     -----------
   Total derivative liabilities..............................      --       --      --              --
                                                                ----- --------  ------     -----------
Net embedded derivatives within liability host contracts (2).      --       --      31              31
                                                                ----- --------  ------     -----------
     Total liabilities.......................................   $  -- $     --  $   31     $        31
                                                                ===== ========  ======     ===========

--------

(1)Derivative assets are presented within other invested assets in the balance sheets and derivative liabilities are presented within other liabilities in the balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(2)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs in the consolidated balance sheets.

(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

               New England Life Insurance Company and Subsidiary

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of Metropolitan Life Insurance Company's Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 2% of the total estimated fair value of fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally

               New England Life Insurance Company and Subsidiary based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities and Short-term Investments

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  Level 2 Valuation Techniques and Key Inputs:

    This level includes securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities.

   U.S. corporate and foreign corporate securities

     These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately-placed securities are valued using matrix pricing methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer, and in certain cases, delta spread adjustments to reflect specific credit-related issues.

   U.S. Treasury and agency securities

     These securities are principally valued using the market approach. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as a benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

               New England Life Insurance Company and Subsidiary

   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs, including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   State and political subdivision and foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques using standard market observable inputs, including a benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  Level 3 Valuation Techniques and Key Inputs:

    In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described previously for Level 2. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

   U.S. corporate and foreign corporate securities

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments to reflect specific credit-related issues, credit spreads; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads. Below investment grade securities and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

               New England Life Insurance Company and Subsidiary

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets are primarily comprised of mutual funds and hedge funds.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "--Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk free rate, depending upon specific collateral arrangements. This credit

               New England Life Insurance Company and Subsidiary spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives

  Level 2 Valuation Techniques and Key Inputs:

    This level includes all types of derivatives utilized by the Company. These derivatives are principally valued using the income approach.

   Foreign currency exchange rate

     Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, basis curves, currency spot rates and cross currency basis curves.

   Credit

     Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

 Embedded Derivatives

   Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

   Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities.

               New England Life Insurance Company and Subsidiary

 Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

               New England Life Insurance Company and Subsidiary

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2013 and 2012.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments or credit spreads.

    Transfers out of Level 3 for fixed maturity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

               New England Life Insurance Company and Subsidiary

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                                                    December 31, 2013
                                                                                                --------------------------
                                         Valuation                      Significant                               Weighted
                                         Techniques                 Unobservable Inputs             Range        Average (1)
                                ----------------------------- --------------------------------- -------------    -----------
Fixed maturity securities: (3)
 U.S. corporate and foreign      Matrix pricing                Delta spread adjustments (4)       (10) -     30       19
  corporate....................                                Illiquidity premium (4)             30  -     30       30
                                                               Credit spreads (4)
                                 Consensus pricing             Offered quotes (5)                 101  -    101      101
                                ---------------------------------------------------------------------------------------------
 RMBS..........................  Matrix pricing and            Credit spreads (4)                 244  -    357      308
                                  discounted cash flow
                                 Market pricing                Quoted prices (5)                  100  -    100      100
                                ---------------------------------------------------------------------------------------------
 CMBS..........................  Matrix pricing and            Credit spreads (4)                 215  -    215      215
                                  discounted cash flow
                                 Market pricing                Quoted prices (5)
                                 Consensus pricing             Offered quotes (5)                  90  -     92       91
                                ---------------------------------------------------------------------------------------------
 ABS...........................  Market pricing                Quoted prices (5)                  100  -    101      101
                                 Consensus pricing             Offered quotes (5)                  97  -    106       99
                                ---------------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded guaranteed
  minimum benefits.............  Option pricing techniques     Mortality rates:
                                                                  Ages 0-40                         0% -   0.10%
                                                                  Ages 41-60                     0.04% -   0.65%
                                                                  Ages 61-115                    0.26% -    100%
                                                               Lapse rates:
                                                                  Durations 1-10                 0.50% -    100%
                                                                  Durations 11-20                   3% -    100%
                                                                  Durations 21-116                  3% -    100%
                                                               Utilization rates                   20% -     50%
                                                               Withdrawal rates                  0.07% -     10%
                                                               Long-term equity volatilities    17.40% -     25%
                                                               Nonperformance risk spread        0.03% -   0.44%
                                ---------------------------------------------------------------------------------------------

                                                                                                    December 31, 2012
                                                                                                --------------------------
                                         Valuation                      Significant                               Weighted
                                         Techniques                 Unobservable Inputs             Range        Average (1)
                                ----------------------------- --------------------------------- -------------    -----------
Fixed maturity securities: (3)
 U.S. corporate and foreign      Matrix pricing                Delta spread adjustments (4)        50  -     50       50
  corporate....................                                Illiquidity premium (4)             30  -     30       30
                                                               Credit spreads (4)                 100  -    421      127
                                 Consensus pricing             Offered quotes (5)
                                ---------------------------------------------------------------------------------------------
 RMBS..........................  Matrix pricing and            Credit spreads (4)                 246  -    246      246
                                  discounted cash flow
                                 Market pricing                Quoted prices (5)
                                ---------------------------------------------------------------------------------------------
 CMBS..........................  Matrix pricing and            Credit spreads (4)                 100  -    100      100
                                  discounted cash flow
                                 Market pricing                Quoted prices (5)                  100  -    100      100
                                 Consensus pricing             Offered quotes (5)
                                ---------------------------------------------------------------------------------------------
 ABS...........................  Market pricing                Quoted prices (5)
                                 Consensus pricing             Offered quotes (5)                 111  -    111      111
                                ---------------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded guaranteed
  minimum benefits.............  Option pricing techniques     Mortality rates:
                                                                  Ages 0-40                         0% -   0.10%
                                                                  Ages 41-60                     0.05% -   0.64%
                                                                  Ages 61-115                    0.32% -    100%
                                                               Lapse rates:
                                                                  Durations 1-10                 0.50% -    100%
                                                                  Durations 11-20                   3% -    100%
                                                                  Durations 21-116                  3% -    100%
                                                               Utilization rates                   20% -     50%
                                                               Withdrawal rates                  0.07% -     10%
                                                               Long-term equity volatilities    17.40% -     25%
                                                               Nonperformance risk spread        0.10% -   0.67%
                                ---------------------------------------------------------------------------------------------

                                                                                                  Impact of
                                                                                                 Increase in
                                                                                                  Input on
                                         Valuation                      Significant               Estimated
                                         Techniques                 Unobservable Inputs         Fair Value (2)
                                ----------------------------- --------------------------------- --------------
Fixed maturity securities: (3)
 U.S. corporate and foreign      Matrix pricing                Delta spread adjustments (4)       Decrease
  corporate....................                                Illiquidity premium (4)            Decrease
                                                               Credit spreads (4)                 Decrease
                                 Consensus pricing             Offered quotes (5)                 Increase
                                -------------------------------------------------------------------------------
 RMBS..........................  Matrix pricing and            Credit spreads (4)               Decrease (6)
                                  discounted cash flow
                                 Market pricing                Quoted prices (5)                Increase (6)
                                -------------------------------------------------------------------------------
 CMBS..........................  Matrix pricing and            Credit spreads (4)               Decrease (6)
                                  discounted cash flow
                                 Market pricing                Quoted prices (5)                Increase (6)
                                 Consensus pricing             Offered quotes (5)               Increase (6)
                                -------------------------------------------------------------------------------
 ABS...........................  Market pricing                Quoted prices (5)                Increase (6)
                                 Consensus pricing             Offered quotes (5)               Increase (6)
                                -------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded guaranteed
  minimum benefits.............  Option pricing techniques     Mortality rates:
                                                                  Ages 0-40                     Decrease (7)
                                                                  Ages 41-60                    Decrease (7)
                                                                  Ages 61-115                   Decrease (7)
                                                               Lapse rates:
                                                                  Durations 1-10                Decrease (8)
                                                                  Durations 11-20               Decrease (8)
                                                                  Durations 21-116              Decrease (8)
                                                               Utilization rates                Increase (9)
                                                               Withdrawal rates                     (10)
                                                               Long-term equity volatilities    Increase (11)
                                                               Nonperformance risk spread       Decrease (12)
                                -------------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

               New England Life Insurance Company and Subsidiary

(7)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(8)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(9)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(10)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(11)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(12)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

    The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

               New England Life Insurance Company and Subsidiary

    The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                       Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                       -----------------------------------------------------------------------
                                                               Fixed Maturity Securities:
                                                       -----------------------------------------------------       Net
                                                         U.S.       Foreign                                     Embedded
                                                       Corporate   Corporate    RMBS      CMBS       ABS     Derivatives (6)
                                                       ---------   ---------    -------   -------   -------  ---------------
                                                                              (In millions)
Year Ended December 31, 2013:
Balance at January 1,.................................  $    27     $    27    $    11   $     2   $    16          $    487
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income..............................       --          --         --        --        --                --
   Net investment gains (losses)......................       --          --         --        --        --                --
   Net derivative gains (losses)......................       --          --         --        --        --             (235)
  OCI.................................................       --          --         --       (1)        --                --
Purchases (3).........................................       12          16         11        15        10                --
Sales (3).............................................      (6)          --        (9)        --       (5)                --
Issuances (3).........................................       --          --         --        --        --                --
Settlements (3).......................................       --          --         --        --        --                 9
Transfers into Level 3 (4)............................       --          14          5        --        --                --
Transfers out of Level 3 (4)..........................     (11)         (3)         --        --      (10)                --
                                                        -------     -------     -------   -------   -------         --------
Balance at December 31,...............................  $    22     $    54    $    18   $    16   $    11          $    261
                                                        =======     =======     =======   =======   =======         ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income...............................  $    --     $    --    $    --   $    --   $    --          $     --
  Net investment gains (losses).......................  $    --     $    --    $    --   $    --   $    --          $     --
  Net derivative gains (losses).......................  $    --     $    --    $    --   $    --   $    --          $  (229)

               New England Life Insurance Company and Subsidiary

                                              Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                              -----------------------------------------------------------------------
                                                      Fixed Maturity Securities:
                                              -----------------------------------------------------       Net
                                                U.S.        Foreign                                    Embedded
                                              Corporate    Corporate    RMBS      CMBS      ABS     Derivatives (6)
                                              ---------    ---------    -------   ------   -------  ---------------
                                                                    (In millions)
Year Ended December 31, 2012:
Balance at January 1,........................  $    20      $    --    $    --   $   --   $     1          $    303
Total realized/unrealized gains (losses)
 included in:
 Net income (loss): (1), (2)
   Net investment income.....................       --           --          1       --        --                --
   Net investment gains (losses).............       --           --         --       --        --                --
   Net derivative gains (losses).............       --           --         --       --        --               176
 OCI.........................................        1           --         --       --        --                --
Purchases (3)................................       12           27         10        2        15                --
Sales (3)....................................      (6)           --         --     (24)        --                --
Issuances (3)................................       --           --         --       --        --                --
Settlements (3)..............................       --           --         --       --        --                 8
Transfers into Level 3 (4)...................       --           --         --       24        --                --
Transfers out of Level 3 (4).................       --           --         --       --        --                --
                                               -------      -------     -------   ------   -------         --------
Balance at December 31,......................  $    27      $    27    $    11   $    2   $    16          $    487
                                               =======      =======     =======   ======   =======         ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.......................  $    --      $    --    $    --   $   --   $    --          $     --
 Net investment gains (losses)...............  $    --      $    --    $    --   $   --   $    --          $     --
 Net derivative gains (losses)...............  $    --      $    --    $    --   $   --   $    --          $    179

               New England Life Insurance Company and Subsidiary

                                              Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                              -----------------------------------------------------------------------
                                                      Fixed Maturity Securities:
                                              -----------------------------------------------------       Net
                                                U.S.        Foreign                                    Embedded
                                              Corporate    Corporate    RMBS      CMBS      ABS     Derivatives (6)
                                              ---------    ---------    -------   -------   ------  ---------------
                                                                    (In millions)
Year Ended December 31, 2011:
Balance at January 1,........................  $    35      $    19    $    --   $    --   $   --          $    140
Total realized/unrealized gains (losses)
 included in:
 Net income (loss): (1), (2)
   Net investment income.....................       --           --         --        --       --                --
   Net investment gains (losses).............       --           --         --        --       --                --
   Net derivative gains (losses).............       --           --         --        --       --               154
 OCI.........................................       --            1         --        --       --                --
Purchases (3)................................       --           --         --        --        1                --
Sales (3)....................................      (8)         (17)         --        --       --                --
Issuances (3)................................       --           --         --        --       --                --
Settlements (3)..............................       --           --         --        --       --                 9
Transfers into Level 3 (4)...................       --           --         --        --       --                --
Transfers out of Level 3 (4).................      (7)          (3)         --        --       --                --
                                               -------      -------     -------   -------   ------         --------
Balance at December 31,......................  $    20      $    --    $    --   $    --   $    1          $    303
                                               =======      =======     =======   =======   ======         ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.......................  $    --      $    --    $    --   $    --   $   --          $     --
 Net investment gains (losses)...............  $    --      $    --    $    --   $    --   $   --          $     --
 Net derivative gains (losses)...............  $    --      $    --    $    --   $    --   $   --          $    156

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

               New England Life Insurance Company and Subsidiary

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under derivative transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                      December 31, 2013
                                 ------------------------------------------------------------
                                                 Fair Value Hierarchy
                                          -----------------------------------
                                 Carrying                                     Total Estimated
                                  Value       Level 1     Level 2     Level 3   Fair Value
                                 -------- ----------- ----------- ----------- ---------------
                                                        (In millions)
Assets
Mortgage loans.................. $    123  $      --   $      --  $      128    $      128
Policy loans.................... $    416  $      --   $      24  $      506    $      530
Premiums, reinsurance and other
  receivables................... $    175  $      --   $      --  $      182    $      182
Other assets.................... $      4  $      --   $      --  $        3    $        3
Liabilities
PABs............................ $    140  $      --   $      --  $      146    $      146
Other liabilities............... $     44  $      --   $      --  $       44    $       44
Separate account liabilities.... $      7  $      --   $       7  $       --    $        7

                                                      December 31, 2012
                                 ------------------------------------------------------------
                                                 Fair Value Hierarchy
                                          -----------------------------------
                                 Carrying                                     Total Estimated
                                  Value     Level 1     Level 2     Level 3     Fair Value
                                 -------- ----------- ----------- ----------- ---------------
                                                        (In millions)
Assets
Mortgage loans.................. $    103  $      --   $      --  $      112    $      112
Policy loans.................... $    415  $      --   $      22  $      590    $      612
Premiums, reinsurance and other
  receivables................... $    168  $      --   $      --  $      179    $      179
Other assets.................... $      6  $      --   $      --  $        5    $        5
Liabilities
PABs............................ $    134  $      --   $      --  $      144    $      144
Other liabilities............... $     41  $      --   $      --  $       41    $       41
Separate account liabilities.... $      8  $      --   $       8  $       --    $        8

               New England Life Insurance Company and Subsidiary

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

   For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are comprised of certain amounts recoverable under reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

 Other Assets

   Other assets are comprised of receivables from agencies for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the Company's lending rate, at the end of the reporting period, for loans issued to agencies.

 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

   The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

               New England Life Insurance Company and Subsidiary

 Other Liabilities

   Other liabilities consist of funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements and are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

8. Equity

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratio for NELICO was in excess of 1,300% for all periods presented.

   NELICO prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of NELICO.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing securities on a different basis.

               New England Life Insurance Company and Subsidiary

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by NELICO are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

   Statutory net income (loss) of NELICO, a Massachusetts domiciled insurer, was $103 million, $79 million and $63 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $571 million and $539 million at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

 Dividend Restrictions

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MLIC as long as the aggregate amount of the dividend, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of:
(i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to MLIC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013, 2012 and 2011, NELICO paid a dividend of $77 million, $46 million and $107 million, respectively. Based on amounts at December 31, 2013, NELICO could pay a stockholder dividend in 2014 of $102 million without prior approval of the Massachusetts Commissioner.

               New England Life Insurance Company and Subsidiary

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI, net of income tax, was as follows:

                                                      Unrealized
                                                   Investment Gains     Unrealized      Defined
                                                   (Losses), Net of   Gains (Losses) Benefit Plans
                                                  Related Offsets (1) on Derivatives  Adjustment    Total
                                                  ------------------- -------------- ------------- -------
                                                                       (In millions)
Balance at December 31, 2010.....................       $    48         $     (2)       $ (19)     $    27
OCI before reclassifications.....................            66               (1)         (21)          44
Income tax expense (benefit).....................          (23)                --            8        (15)
                                                        -------         ---------       ------     -------
 OCI before reclassifications, net of income tax.            91               (3)         (32)          56
Amounts reclassified from AOCI...................           (6)                --          (4)        (10)
Income tax expense (benefit).....................             2                --            1           3
                                                        -------         ---------       ------     -------
 Amounts reclassified from AOCI, net of
   income tax....................................           (4)                --          (3)         (7)
                                                        -------         ---------       ------     -------
Balance at December 31, 2011.....................       $    87         $     (3)       $ (35)     $    49
OCI before reclassifications.....................            31                 4         (13)          22
Income tax expense (benefit).....................          (10)               (1)            4         (7)
                                                        -------         ---------       ------     -------
 OCI before reclassifications, net of income tax.           108                --         (44)          64
Amounts reclassified from AOCI...................           (5)                --          (6)        (11)
Income tax expense (benefit).....................             1                --            2           3
                                                        -------         ---------       ------     -------
 Amounts reclassified from AOCI, net of
   income tax....................................           (4)                --          (4)         (8)
                                                        -------         ---------       ------     -------
Balance at December 31, 2012.....................       $   104         $      --       $ (48)     $    56
OCI before reclassifications.....................         (110)                 1           46        (63)
Income tax expense (benefit).....................            39                --         (16)          23
                                                        -------         ---------       ------     -------
 OCI before reclassifications, net of income tax.            33                 1         (18)          16
Amounts reclassified from AOCI...................          (11)                --          (6)        (17)
Income tax expense (benefit).....................             3                --            2           5
                                                        -------         ---------       ------     -------
 Amounts reclassified from AOCI, net of
   income tax....................................           (8)                --          (4)        (12)
                                                        -------         ---------       ------     -------
Balance at December 31, 2013.....................       $    25         $       1       $ (22)     $     4
                                                        =======         =========       ======     =======

--------

(1)See Note 5 for information on offsets to investments related to DAC.

               New England Life Insurance Company and Subsidiary

  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                                Statement of Operations and
AOCI Components                              Amounts Reclassified from AOCI Comprehensive Income (Loss) Location
------------------------------------------   ------------------------------ ------------------------------------
                                              Years Ended December 31,
                                             ------------------------------
                                               2013       2012      2011
                                             ---------  --------  --------
                                                    (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment
   gains (losses)........................... $      10  $      4  $      1  Other net investment gains (losses)
  Net unrealized investment
   gains (losses)...........................         1         1         1  Net investment income
  Net unrealized investment
   gains (losses)...........................        --        --         4  Net derivative gains (losses)
                                             ---------  --------  --------
    Net unrealized investment gains
     (losses), before income tax............        11         5         6
    Income tax (expense) benefit............       (3)       (1)       (2)
                                             ---------  --------  --------
    Net unrealized investment gains
     (losses), net of income tax............ $       8  $      4  $      4
                                             =========  ========  ========
Defined benefit plans adjustment: (1).......
  Amortization of net actuarial gains
   (losses)................................. $       2  $      2  $      1
  Amortization of prior service (costs)
   credit...................................         4         4         3
                                             ---------  --------  --------
    Amortization of defined benefit plan
     items, before income tax...............         6         6         4
    Income tax (expense) benefit............       (2)       (2)       (1)
                                             ---------  --------  --------
    Amortization of defined benefit plan
     items, net of income tax............... $       4  $      4  $      3
                                             =========  ========  ========
Total reclassifications, net of income
 tax........................................ $      12  $      8  $      7
                                             =========  ========  ========

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 10.

               New England Life Insurance Company and Subsidiary

9. Other Expenses

  Information on other expenses was as follows:

                                                           Years Ended December 31,
                                                           ------------------------
                                                            2013     2012    2011
                                                            ------  ------  ------
                                                              (In millions)
 Compensation............................................. $   24   $   15  $   19
 Pension, postretirement and postemployment benefit costs.     19       28      28
 Commissions..............................................    178      195     105
 Volume-related costs.....................................      2       11      25
 Capitalization of DAC....................................    (6)     (25)    (33)
 Amortization of DAC......................................   (24)      132     225
 Premium taxes, licenses and fees.........................      8       10      10
 Professional services....................................      3        3       4
 Other....................................................     46       46      53
                                                            ------  ------  ------
  Total other expenses.................................... $  250   $  415  $  436
                                                            ======  ======  ======

Capitalization and Amortization of DAC

  See Note 3 for additional information on DAC including impacts of capitalization and amortization.

Affiliated Expenses

  See Note 13 for a discussion of affiliated expenses included in the table above.

10. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2013, the majority of active participants were accruing benefits under the cash balance formula; however, 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plan provides supplemental benefits to certain executive level employees and retirees.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

               New England Life Insurance Company and Subsidiary

   The Company is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. The Company's share of pension expense was $3 million for the year ended December 31, 2013 and $12 million for both of the years ended December 31, 2012 and 2011. In addition, the Company's share of net other postretirement expense was less than ($1) million for the year ended December 31, 2013 and ($1) million for both of the years ended December 31, 2012 and 2011. The combined allocated pension and other postretirement benefit expenses are included in the accompanying consolidated statements of income.

   The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined benefit pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a qualified defined benefit pension plan. During 2011, the Company became the sole sponsor of the AERP Plan. Accordingly, the Company transitioned its accounting for the AERP Plan from a multiemployer to a single employer plan as of December 31, 2011. The assets and obligations of the AERP Plan and MPRP Plan, along with the related net periodic pension expenses, are included in the accompanying consolidated financial statements and the additional disclosures below.

               New England Life Insurance Company and Subsidiary

  Obligations and Funded Status

                                                 Pension Benefits (1) Other Postretirement Benefits
                                                 -------------------- -----------------------------
                                                           December 31,
                                                 --------------------------------------------------
                                                   2013       2012     2013           2012
                                                  --------  --------     -------        -------
                                                           (In millions)
Change in benefit obligations:
Benefit obligations at January 1,............... $    219   $    187  $    42        $    37
 Service costs..................................        5          5        1              3
 Interest costs.................................        9          9        1              2
 Plan participants' contributions...............       --         --        2              2
 Net actuarial (gains) losses...................     (32)         26     (10)              2
 Plan amendments, change in benefits, and other.       --         --       --            (1)
 Benefits paid..................................      (8)        (8)      (4)            (3)
                                                  --------  --------     -------        -------
Benefit obligations at December 31,.............      193        219       32             42
                                                  --------  --------     -------        -------
Change in plan assets:
Fair value of plan assets at January 1,.........      123        110       --             --
 Actual return on plan assets...................      (2)         11       --             --
 Plan participants' contributions...............       --         --        2              2
 Employer contributions.........................       20         10        2              1
 Benefits paid..................................      (8)        (8)      (4)            (3)
                                                  --------  --------     -------        -------
Fair value of plan assets at December 31,.......      133        123       --             --
                                                  --------  --------     -------        -------
   Over (under) funded status at December 31,... $   (60)   $   (96)  $  (32)        $  (42)
                                                  ========  ========     =======        =======
Amounts recognized in the consolidated balance
  sheets consist of:
 Other liabilities.............................. $   (60)   $   (96)  $  (32)        $  (42)
                                                  ========  ========     =======        =======
AOCI:
 Net actuarial (gains) losses................... $     13   $     39  $   (5)        $     5
 Prior service costs (credit)...................       17         19        8             10
                                                  --------  --------     -------        -------
   AOCI, before income tax...................... $     30   $     58  $     3        $    15
                                                  ========  ========     =======        =======
Accumulated benefit obligation.................. $    177   $    198      N/A            N/A
                                                  ========  ========

--------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $58 million and $67 million at December 31, 2013 and 2012, respectively.

   Information for pension plans with an accumulated benefit obligation in excess of plan assets was as follows:

                                                  December 31,
                                                 --------------
                                                  2013    2012
                                                 ------- ------
                                                 (In millions)
                Projected benefit obligations... $    58 $  219
                Accumulated benefit obligations. $    51 $  198
                Fair value of plan assets....... $    -- $  123

               New England Life Insurance Company and Subsidiary

   The projected benefit obligation exceeded assets for all pension plans at December 31, 2013 and 2012.

  Net Periodic Benefit Costs

   Net periodic benefit costs are determined using management estimates and actuarial assumptions to derive service costs, interest costs and expected return on plan assets for a particular year. Net periodic benefit costs also includes the applicable amortization of net actuarial gains (losses) and amortization of any prior service costs (credit).

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

    Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

    . Service Costs -- Service costs are the increase in the projected (expected) PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

    . Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

    . Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

    . Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

    . Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

               New England Life Insurance Company and Subsidiary

  The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                 Pension Benefits   Other Postretirement Benefits
                                               -------------------- -----------------------------
                                                       Years Ended December 31,
                                               --------------------------------------------------
                                                2013   2012   2011   2013      2012      2011
                                               ------ ------ ------  ------    ------    ------
                                                             (In millions)
Net periodic benefit costs:
 Service costs................................ $    5 $    5 $    1 $    1    $    3    $    1
 Interest costs...............................      9      9      3      1         2         2
 Expected return on plan assets...............    (7)    (7)     --     --        --        --
 Amortization of net actuarial (gains) losses.      2      2      1     --        --        --
 Amortization of prior service costs (credit).      2      2     --      2         2         3
                                               ------ ------ ------  ------    ------    ------
   Total net periodic benefit costs (credit)..     11     11      5      4         7         6
                                               ------ ------ ------  ------    ------    ------
Other changes in plan assets and benefit
  obligations recognized in OCI:
 Net actuarial (gains) losses.................   (24)     23      8   (10)         2       (1)
 Prior service costs (credit) (1).............     --     --     21     --        --        --
 Amortization of net actuarial gains (losses).    (2)    (2)    (1)     --        --        --
 Amortization of prior service (costs) credit.    (2)    (2)     --    (2)       (2)       (3)
                                               ------ ------ ------  ------    ------    ------
 Total recognized in OCI......................   (28)     19     28   (12)        --       (4)
                                               ------ ------ ------  ------    ------    ------
   Total recognized in net periodic benefit
     costs and OCI............................ $ (17) $   30 $   33 $  (8)    $    7    $    2
                                               ====== ====== ======  ======    ======    ======

--------

(1)Prior service cost related to the AERP Plan.

    For the year ended December 31, 2013, included within OCI were other changes in plan assets and benefit obligations associated with pension benefits of ($28) million and other postretirement benefits of ($12) million for an aggregate increase in OCI of $40 million before income tax and $26 million, net of income tax.

    The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $1 million and $2 million, and less than ($1) million and $3 million, respectively.

  Assumptions

   Assumptions used in determining benefit obligations were as follows:

                                      Pension Benefits       Other Postretirement Benefits
                                ---------------------------  ----------------------------
                                                   December 31,
                                ---------------------------------------------------------
                                    2013           2012         2013           2012
                                ------------  -------------    ---------      ---------
Weighted average discount rate.     5.15%         4.20%           5.15%          4.20%
Rate of compensation increase.. 4.50% - 5.00% 4.50% - 5.00%        N/A            N/A

               New England Life Insurance Company and Subsidiary

   Assumptions used in determining net periodic benefit costs were as follows:

                                           Pension Benefits          Other Postretirement Benefits
                                   --------------------------------- -----------------------------
                                                      December 31,
                                   ---------------------------------------------------------------
                                       2013          2012      2011  2013      2012      2011
                                   ------------- ------------- -----   -----     -----     -----
Weighted average discount rate....     4.20%         4.95%     5.80% 4.20%     4.95%     5.80%
Weighted average expected rate of
  return on plan assets...........     5.75%         6.25%     6.25%  N/A       N/A       N/A
Rate of compensation increase..... 4.50% - 5.00% 4.50% - 5.00% 5.00%  N/A       N/A       N/A

  The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

  The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

  The weighted average expected rate of return on plan assets for use in that plan's valuation in 2014 is currently anticipated to be 6.24% for pension benefits.

  The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                       December 31,
                                       -----------------------------------------------------------------------------
                                                       2013                                    2012
                                       -------------------------------------   -------------------------------------
Pre-and Post-Medicare eligible claims  6.2% for Pre-Medicare and 7.8% for      7.8% in 2013, gradually decreasing
                                       Post-Medicare in 2014, decreasing       each year until 2099 reaching the
                                       over time until 2083 for Pre-Medicare   ultimate rate of 4.4%.
                                       and 2021 for Post-Medicare reaching
                                       the ultimate rate of 4.5% for
                                       Pre-Medicare and Post-Medicare.

  Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% increase in the assumed healthcare costs trend rates would increase total service and interest costs components by less than $1 million and increase the APBO by $1 million. A 1% decrease in the assumed healthcare costs trend rates would decrease total service and interest costs components by less than $1 million and decrease the APBO by $1 million.

               New England Life Insurance Company and Subsidiary

 Plan Assets

   The pension plan assets are categorized into a three-level fair value hierarchy, as defined in Note 7, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

Level 1 This category includes separate accounts that are invested in fixed maturity securities and equity securities which have unadjusted quoted market prices in active markets for identical assets and liabilities.

Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

         Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

         Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

Level 3 This category includes separate accounts that are invested in fixed maturity securities that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

  The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

  The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other

               New England Life Insurance Company and Subsidiary investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

  The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

  Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

  The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2013 for the Invested Plans:

                                                    Pension
                                               ------------------------
                                                      Actual Allocation
                                                      -----------------
                                               Target 2013     2012
                                               ------  -----    -----
               Asset Class:
                Fixed maturity securities (1).   75%    78%      85%
                Equity securities (2).........   12%    21%      15%
                Alternative securities (3)....   13%     1%      --%
                                                       -----    -----
                  Total assets................         100%     100%
                                                       =====    =====

--------

(1)Fixed maturity securities include primarily collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals and U.S. government bonds.
(2)Equity securities primarily include common stock of U.S. companies.
(3)Alternative securities primarily include other investments.

               New England Life Insurance Company and Subsidiary

  The pension plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                 December 31, 2013
                                      ---------------------------------------
                                       Fair Value Hierarchy
                                      -----------------------
                                                              Total Estimated
                                      Level 1 Level 2 Level 3   Fair Value
                                      ------- ------- ------- ---------------
                                                   (In millions)
  Assets
  Fixed maturity securities:
   Corporate......................... $   --  $   41  $    1      $   42
   U.S. government bonds.............     27       5      --          32
   Foreign bonds.....................     --      13      --          13
   Federal agencies..................     --       6      --           6
   Municipals........................     --       4      --           4
   Other (1).........................     --       6      --           6
                                      ------  ------  ------      ------
     Total fixed maturity securities.     27      75       1         103
                                      ------  ------  ------      ------
  Equity securities:
   Common stock -- domestic..........     28      --      --          28
   Common stock -- foreign...........      1      --      --           1
                                      ------  ------  ------      ------
     Total equity securities.........     29      --      --          29
                                      ------  ------  ------      ------
  Short-term investments.............     --       1      --           1
                                      ------  ------  ------      ------
       Total assets.................. $   56  $   76  $    1      $  133
                                      ======  ======  ======      ======

                                                 December 31, 2012
                                      ---------------------------------------
                                       Fair Value Hierarchy
                                      -----------------------
                                                              Total Estimated
                                      Level 1 Level 2 Level 3   Fair Value
                                      ------- ------- ------- ---------------
                                                   (In millions)
  Assets
  Fixed maturity securities:
   Corporate......................... $   --  $   33  $    1      $   34
   U.S. government bonds.............     26       7      --          33
   Foreign bonds.....................     --      13      --          13
   Federal agencies..................     --      10      --          10
   Municipals........................     --       3      --           3
   Other (1).........................     --      11      --          11
                                      ------  ------  ------      ------
     Total fixed maturity securities.     26      77       1         104
                                      ------  ------  ------      ------
  Equity securities:
   Common stock -- domestic..........     19      --      --          19
                                      ------  ------  ------      ------
       Total assets.................. $   45  $   77  $    1      $  123
                                      ======  ======  ======      ======

--------

(1)Other primarily includes mortgage-backed securities and collateralized mortgage obligations.

               New England Life Insurance Company and Subsidiary

  A rollforward of all pension plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                  -----------------------------------------------------------------------
                                                    Years Ended December 31,
                                                  -----------------------------------------------------------------------
                                                       2013                                2012
                                                  --------------                      --------------
                                                  Fixed Maturity                      Fixed Maturity
                                                   Securities:                         Securities:
                                                  --------------                      --------------
                                                    Corporate                           Corporate
                                                  --------------                      --------------
                                                          (In millions)
Balance at January 1,............................     $    1                              $    1
Realized gains (losses)..........................         --                                  --
Unrealized gains (losses)........................         --                                  --
Purchases, sales, issuances and settlements, net.         --                                  --
Transfers into and/or out of Level 3.............         --                                  --
                                                      ------                              ------
Balance at December 31,..........................     $    1                              $    1
                                                      ======                              ======

 Expected Future Contributions and Benefit Payments

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2014. The Company expects to make discretionary contributions to the AERP qualified pension plan of $4 million in 2014. For information on employer contributions, see
 "-- Obligations and Funded Status."

   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $3 million to fund the benefit payments in 2014.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $1 million towards benefit obligations in 2014 to pay postretirement medical claims.

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                             Other
                                                         Postretirement
                                        Pension Benefits    Benefits
                                        ---------------- --------------
                                                 (In millions)
         2014..........................   $          8    $          2
         2015..........................   $          9    $          2
         2016..........................   $          9    $          2
         2017..........................   $          9    $          2
         2018..........................   $         10    $          2
         2019-2023.....................   $         53    $         11

               New England Life Insurance Company and Subsidiary

 Additional Information

   As previously discussed, most of the assets of the pension plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of income were less than $1 million for each of the years ended December 31, 2013, 2012 and 2011, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was ($2) million, $11 million and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  Defined Contribution Plans

   The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended December 31, 2013, 2012 and 2011.

11. Income Tax

  The provision for income tax was as follows:

                                                      Years Ended December 31,
                                                      ------------------------
                                                      2013     2012     2011
                                                       -----   ------  ------
                                                         (In millions)
       Current:
        Federal...................................... $  62   $   41   $   25
       Deferred:
        Federal......................................  (53)       33       21
                                                       -----   ------  ------
          Provision for income tax expense (benefit). $   9   $   74   $   46
                                                       =====   ======  ======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2013     2012    2011
                                                        -----    -----   -----
                                                         (In millions)
        Tax provision at U.S. statutory rate.......... $  18    $  75   $  55
        Tax effect of:
         Prior year tax...............................    13       12       5
         Dividend received deduction..................  (11)     (11)    (11)
         Change in valuation allowance................  (10)       --     (2)
         Tax credits..................................   (1)      (1)     (2)
         Tax-exempt income............................    --      (1)     (1)
         Other, net...................................    --       --       2
                                                        -----    -----   -----
           Provision for income tax expense (benefit). $   9    $  74   $  46
                                                        =====    =====   =====

               New England Life Insurance Company and Subsidiary

11. Income Tax (continued)

   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                           December 31,
                                                   ----------------------------
                                                       2013           2012
                                                   ------------- --------------
                                                          (In millions)
 Deferred income tax assets:
  Policyholder liabilities and receivables........ $         120 $           60
  Employee benefits...............................            20             21
  Deferred intercompany losses....................            --             10
  Investments, including derivatives..............             5              1
  Tax credit carryforwards........................             3             --
  Litigation-related and government mandated......            --              1
  Other...........................................            --              1
                                                   ------------- --------------
    Total gross deferred income tax assets........           148             94
  Less: Valuation allowance.......................            --             10
                                                   ------------- --------------
    Total net deferred income tax assets..........           148             84
                                                   ------------- --------------
 Deferred income tax liabilities:
  DAC.............................................           212            195
  Net unrealized investment gains.................            14             56
  Other...........................................             2             --
                                                   ------------- --------------
    Total deferred income tax liabilities.........           228            251
                                                   ------------- --------------
      Net deferred income tax asset (liability)... $        (80) $        (167)
                                                   ============= ==============

   Tax credit carryforwards of $3 million at December 31, 2013 will expire beginning in 2021.

   The Company had previously recorded a valuation allowance related to a deferred intercompany loss from the sale of Exeter to MetLife prior to 2003. In 2013, the Company recorded a decrease of $10 million related to the deferred intercompany loss. The Company recorded a decrease of less than $1 million related to certain state net operating loss carryforwards in 2012. Thus, there was no valuation allowance as of December 31, 2013.

   The Company participates in a tax sharing agreement with MetLife, as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from affiliates include $2 million, $3 million, and $16 million at December 31, 2013, 2012 and 2011, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state or local income tax examinations in major taxing jurisdictions for years prior to 2003. The IRS audit cycle for the years 2003 through 2006, which began in April 2010, is expected to conclude in 2014.

               New England Life Insurance Company and Subsidiary

  The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                          Years Ended December 31,
                                                                          ----------------------
                                                                           2013      2012    2011
                                                                          -------   ------- ------
                                                                              (In millions)
Balance at January 1,.................................................... $    18   $     7 $   --
Additions for tax positions of prior years...............................       4        11      7
                                                                          -------   ------- ------
Balance at December 31,.................................................. $    22   $    18 $    7
                                                                          =======   ======= ======
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    22   $    18 $    7
                                                                          =======   ======= ======

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                                           Years Ended December 31,
                                                                           ------------------------
                                                                            2013    2012     2011
                                                                           ------  -------  ------
                                                                               (In millions)
Interest recognized in the consolidated statements of income.............. $    5  $    --  $    1

                                                                                    December 31,
                                                                                   ----------------
                                                                                    2013     2012
                                                                                   -------  ------
                                                                                   (In millions)
Interest included in other liabilities in the consolidated balance sheets.         $     6  $    1

  The Company had no penalties for the years ended December 31, 2013, 2012 and 2011.

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2013 and 2012, the Company recognized an income tax benefit of $11 million and $10 million, respectively, related to the separate account DRD. The 2013 benefit did not include a true-up of the 2012 tax return. The 2012 benefit included an expense of $1 million related to a true-up of the 2011 tax return.

               New England Life Insurance Company and Subsidiary

12. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

  Unclaimed Property Inquiries

   In April 2012, MetLife, for itself and on behalf of entities including NELICO, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. On November 21, 2012, the West Virginia Treasurer filed an action against NELICO in West Virginia state court (West Virginia ex rel. John D. Perdue v. New England Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-376), alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On December 30, 2013, the court granted defendants' motion to dismiss the action. At least one other jurisdiction is pursuing a similar market conduct examination. It is possible that other jurisdictions may pursue similar examinations, audits or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Sales Practice Claims

   The Company and certain of its affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Regulatory authorities in a small number of states and the Financial Industry Regulatory Authority, and occasionally the U.S. Securities and Exchange Commission ("SEC"), have also conducted investigations or inquiries relating to sales of individual life insurance policies or annuities or other products issued by the Company. These investigations often focus on the conduct of particular financial service representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner.

Diversified Lending Group

  The Company conducted an internal investigation of an agency in Los Angeles, California concerning the referral of clients to an entity which the SEC has put into receivership for allegedly defrauding investors. Three of the Company's former representatives may have encouraged customers to invest in this entity. Restitution has been made to certain customers. The Company has been named in two related lawsuits currently pending in California state court. In one of the lawsuits, one of the Company's former representatives has asserted claims for indemnification against the Company.

  Summary

   Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course

               New England Life Insurance Company and Subsidiary of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. At December 31, 2013 and 2012, the Company maintained a liability of $1 million and $2 million, respectively. The related assets for premium tax offsets were $1 million at both December 31, 2013 and 2012, for undiscounted future assessments with respect to impaired, insolvent or failed insurers. The Company maintained at December 31, 2013 and 2012, an asset related to paid assessments representing currently available premium tax offsets of $1 million and less than $1 million, respectively.

Commitments

  Leases

    The Company, as lessee, has entered into various lease agreements for office space. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                       -------------
                                       (In millions)
                           2014.......   $      14
                           2015.......          11
                           2016.......           9
                           2017.......           8
                           2018.......           6
                           Thereafter.           6
                                         ---------
                            Total.....   $      54
                                         =========

               New England Life Insurance Company and Subsidiary

  Commitments to Fund Partnership Investments

    The Company makes commitments to fund partnership investments in the normal course of business. Unfunded commitments were $2 million and $3 million at December 31, 2013 and 2012, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  Commitments to Fund Private Corporate Bond Investments

    The Company commits to lend funds under private corporate bond investments. Unfunded commitments were less than $1 million and $5 million at December 31, 2013 and 2012, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In one case, the maximum potential obligation under the indemnities and guarantees is $45 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2013 and 2012.

13. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $60 million, $60 million and $64 million for the years ended December 31, 2013, 2012 and 2011, respectively.

               New England Life Insurance Company and Subsidiary

Revenues received from affiliates related to these agreements recorded in universal life and investment-type product policy fees were $27 million, $25 million and $25 million for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues were $43 million, $96 million and $11 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company also entered into agreements to sell insurance products on behalf of certain affiliates. Expenses incurred by the Company related to these agreements, included in other expenses, were $163 million, $207 million and $189 million for the years ended December 31, 2013, 2012 and 2011, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net receivables from affiliates, related to the items discussed above, of $28 million and $34 million at December 31, 2013 and 2012, respectively.

  See Notes 4 and 5 for additional information on related party transactions.

14. Subsequent Events

  The Company has evaluated events subsequent to December 31, 2013, through April 18, 2014, which is the date these consolidated financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                    Page
                                                                                                    ----
Report of Independent Registered Public Accounting Firm............................................   2
Financial Statements at December 31, 2013 and 2012 and for the Years Ended December 31, 2013, 2012
  and 2011:
 Consolidated Balance Sheets.......................................................................   3
 Consolidated Statements of Operations.............................................................   4
 Consolidated Statements of Comprehensive Income (Loss)............................................   5
 Consolidated Statements of Equity.................................................................   6
 Consolidated Statements of Cash Flows.............................................................   9
   Notes to the Consolidated Financial Statements..................................................  11
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies......  11
     Note 2 -- Segment Information.................................................................  31
     Note 3 -- Discontinued Operations.............................................................  37
     Note 4 -- Insurance...........................................................................  37
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-
       Related Intangibles.........................................................................  45
     Note 6 -- Reinsurance.........................................................................  49
     Note 7 -- Closed Block........................................................................  55
     Note 8 -- Investments.........................................................................  59
     Note 9 -- Derivatives.........................................................................  85
     Note 10 -- Fair Value.........................................................................  99
     Note 11 -- Goodwill........................................................................... 129
     Note 12 -- Long-term and Short-term Debt...................................................... 131
     Note 13 -- Equity............................................................................. 134
     Note 14 -- Other Expenses..................................................................... 144
     Note 15 -- Employee Benefit Plans............................................................. 145
     Note 16 -- Income Tax......................................................................... 157
     Note 17 -- Contingencies, Commitments and Guarantees.......................................... 161
     Note 18 -- Quarterly Results of Operations (Unaudited)........................................ 171
     Note 19 -- Related Party Transactions......................................................... 171
     Note 20 -- Subsequent Events.................................................................. 172
Financial Statement Schedules at December 31, 2013 and 2012 and for the Years Ended December 31,
  2013, 2012 and 2011:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related Parties.... 173
 Schedule III -- Consolidated Supplementary Insurance Information.................................. 174
 Schedule IV -- Consolidated Reinsurance........................................................... 176

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2013. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 27, 2014

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2013 and 2012

                (In millions, except share and per share data)

                                                                                     2013         2012
                                                                                 ------------ ------------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value
   (amortized cost: $165,371 and $164,757, respectively; includes $157 and
   $170, respectively, relating to variable interest entities).................. $    173,746 $    183,676
 Equity securities available-for-sale, at estimated fair value (cost: $1,813
   and $1,541, respectively)....................................................        1,892        1,499
 Trading and fair value option securities, at estimated fair value (includes
   $662 and $659, respectively, of actively traded securities; and $23 and $41,
   respectively, relating to variable interest entities)........................          723          752
 Mortgage loans (net of valuation allowances of $272 and $304, respectively;
   includes $338 and $0, respectively, under the fair value option).............       46,024       44,657
 Policy loans...................................................................        8,421        8,364
 Real estate and real estate joint ventures (includes $1,141 and $10, respectively, relating to variable interest entities; includes $40 and $1,
   respectively, of real estate held-for-sale)..................................        7,798        6,837
 Other limited partnership interests (includes $53 and $165, respectively,
   relating to variable interest entities)......................................        4,716        4,508
 Short-term investments, principally at estimated fair value....................        5,962        6,881
 Other invested assets, principally at estimated fair value (includes $78 and
   $81, respectively, relating to variable interest entities)...................       10,589       12,479
                                                                                 ------------ ------------
   Total investments............................................................      259,871      269,653
Cash and cash equivalents, principally at estimated fair value (includes $21
 and $31, respectively, relating to variable interest entities).................        1,098        1,401
Accrued investment income (includes $2 and $2, respectively, relating to
 variable interest entities)....................................................        2,249        2,242
Premiums, reinsurance and other receivables (includes $7 and $4, respectively,
 relating to variable interest entities)........................................       23,637       24,721
Deferred policy acquisition costs and value of business acquired................        6,416        5,832
Other assets (includes $24 and $4, respectively, relating to variable interest
 entities)......................................................................        4,716        4,444
Separate account assets.........................................................      134,796      120,971
                                                                                 ------------ ------------
   Total assets................................................................. $    432,783 $    429,264
                                                                                 ============ ============
Liabilities and Equity
Liabilities
Future policy benefits.......................................................... $    111,963 $    113,986
Policyholder account balances...................................................       92,498       94,716
Other policy-related balances...................................................        5,671        5,663
Policyholder dividends payable..................................................          601          610
Policyholder dividend obligation................................................        1,771        3,828
Payables for collateral under securities loaned and other transactions..........       21,096       22,461
Short-term debt.................................................................          175          100
Long-term debt (includes $520 and $124, respectively, at estimated fair value,
 relating to variable interest entities)........................................        2,828        2,345
Current income tax payable......................................................          365          161
Deferred income tax liability (includes $1 and $2, respectively, at estimated
 fair value, relating to variable interest entities)............................        1,785        3,036
Other liabilities (includes $31 and $22, respectively, relating to variable
 interest entities).............................................................       32,180       33,941
Separate account liabilities....................................................      134,796      120,971
                                                                                 ------------ ------------
   Total liabilities............................................................      405,729      401,818
                                                                                 ------------ ------------
Contingencies, Commitments and Guarantees (Note 17)
Redeemable noncontrolling interests.............................................          774           --
                                                                                 ------------ ------------
Equity
Metropolitan Life Insurance Company stockholder's equity:
 Common stock, par value $0.01 per share; 1,000,000,000 shares authorized;
   494,466,664 shares issued and outstanding at December 31, 2013 and 2012......            5            5
 Additional paid-in capital.....................................................       14,515       14,510
 Retained earnings..............................................................        9,352        8,631
 Accumulated other comprehensive income (loss)..................................        2,158        4,008
                                                                                 ------------ ------------
   Total Metropolitan Life Insurance Company stockholder's equity...............       26,030       27,154
Noncontrolling interests........................................................          250          292
                                                                                 ------------ ------------
   Total equity.................................................................       26,280       27,446
                                                                                 ------------ ------------
   Total liabilities and equity................................................. $    432,783 $    429,264
                                                                                 ============ ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                     2013       2012       2011
                                                                  ---------- ---------- ----------
Revenues
Premiums......................................................... $   20,475 $   19,880 $   18,288
Universal life and investment-type product policy fees...........      2,363      2,239      2,202
Net investment income............................................     11,785     11,852     11,615
Other revenues...................................................      1,699      1,730      1,808
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity
   securities....................................................       (81)      (214)      (244)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..............       (47)         22         17
 Other net investment gains (losses).............................        176      (138)        359
                                                                  ---------- ---------- ----------
   Total net investment gains (losses)...........................         48      (330)        132
 Net derivative gains (losses)...................................    (1,070)        675      1,578
                                                                  ---------- ---------- ----------
     Total revenues..............................................     35,300     36,046     35,623
                                                                  ---------- ---------- ----------
Expenses
Policyholder benefits and claims.................................     23,032     22,269     20,681
Interest credited to policyholder account balances...............      2,253      2,390      2,372
Policyholder dividends...........................................      1,205      1,295      1,355
Other expenses...................................................      5,988      6,394      6,471
                                                                  ---------- ---------- ----------
     Total expenses..............................................     32,478     32,348     30,879
                                                                  ---------- ---------- ----------
Income (loss) from continuing operations before provision for
  income tax.....................................................      2,822      3,698      4,744
Provision for income tax expense (benefit).......................        681      1,055      1,460
                                                                  ---------- ---------- ----------
Income (loss) from continuing operations, net of income tax......      2,141      2,643      3,284
Income (loss) from discontinued operations, net of income tax....          1         40         61
                                                                  ---------- ---------- ----------
Net income (loss)................................................      2,142      2,683      3,345
Less: Net income (loss) attributable to noncontrolling interests.        (7)          2        (8)
                                                                  ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company........................................................ $    2,149 $    2,681 $    3,353
                                                                  ========== ========== ==========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                        2013      2012       2011
                                                                      -------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company............................................................ $  2,149 $    2,681 $    3,353
Net income (loss) attributable to noncontrolling interests...........      (7)          2        (8)
                                                                      -------- ---------- ----------
Net income (loss)....................................................    2,142      2,683      3,345
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........  (3,337)      2,502      2,567
 Unrealized gains (losses) on derivatives............................    (691)      (241)      1,203
 Foreign currency translation adjustments............................       22       (30)          6
 Defined benefit plans adjustment....................................    1,191      (766)      (671)
                                                                      -------- ---------- ----------
Other comprehensive income (loss), before income tax.................  (2,815)      1,465      3,105
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      965      (511)    (1,074)
                                                                      -------- ---------- ----------
Other comprehensive income (loss), net of income tax.................  (1,850)        954      2,031
                                                                      -------- ---------- ----------
Comprehensive income (loss)..........................................      292      3,637      5,376
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax........................................      (7)          2        (8)
                                                                      -------- ---------- ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company.................................................. $    299 $    3,635 $    5,384
                                                                      ======== ========== ==========





       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
                     For the Year Ended December 31, 2013

                                 (In millions)

                                                                        Accumulated Other Comprehensive Income (Loss)
                                                                    ------------------------------------------------------
                                                                          Net                      Foreign      Defined
                                           Additional                 Unrealized    Other-Than-    Currency     Benefit
                                 Common     Paid-in      Retained     Investment     Temporary   Translation     Plans
                                 Stock      Capital     Earnings     Gains (Losses)  Impairments  Adjustments  Adjustment
                                -------- ------------- ------------ --------------- ------------ ------------ ------------
Balance at December 31, 2012... $      5 $      14,510 $      8,631  $      6,497    $   (158)    $      18   $    (2,349)
Capital contributions from
 MetLife, Inc. (Note 13).......                      3
Excess tax benefits related to
 stock-based compensation......                      2
Dividends on common stock......                             (1,428)
Change in equity of
 noncontrolling interests......
Net income (loss)..............                               2,149
Other comprehensive income
 (loss), net of income tax.....                                           (2,700)           65           13            772
                                -------- ------------- ------------  ------------    ---------    ---------   ------------
Balance at December 31, 2013... $      5 $      14,515 $      9,352  $      3,797    $    (93)    $      31   $    (1,577)
                                ======== ============= ============  ============    =========    =========   ============


                                        Total
                                  Metropolitan Life
                                  Insurance Company    Noncontrolling     Total
                                 Stockholder's Equity    Interests        Equity
                                --------------------- --------------- -------------
Balance at December 31, 2012...     $      27,154       $      292    $      27,446
Capital contributions from
 MetLife, Inc. (Note 13).......                 3                                 3
Excess tax benefits related to
 stock-based compensation......                 2                                 2
Dividends on common stock......           (1,428)                           (1,428)
Change in equity of
 noncontrolling interests......                               (35)             (35)
Net income (loss)..............             2,149              (7)            2,142
Other comprehensive income
 (loss), net of income tax.....           (1,850)                           (1,850)
                                    -------------       ----------    -------------
Balance at December 31, 2013...     $      26,030       $      250    $      26,280
                                    =============       ==========    =============




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2012

                                 (In millions)


                                                                              Accumulated Other Comprehensive Income (Loss)
                                                                          -----------------------------------------------------
                                                                                Net                      Foreign      Defined
                                                     Additional             Unrealized    Other-Than-    Currency     Benefit
                                             Common   Paid-in   Retained    Investment     Temporary   Translation     Plans
                                             Stock    Capital    Earnings  Gains (Losses)  Impairments  Adjustments  Adjustment
                                            ------- ----------- --------- --------------- ------------ ------------ -----------
Balance at December 31, 2011...............  $  5    $  14,506  $  6,973     $  5,185       $  (317)      $  37     $  (1,851)
Capital contributions from MetLife, Inc.
 (Note 13).................................                  3
Excess tax benefits related to stock-based
 compensation..............................                  1
Dividends on common stock..................                      (1,023)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                        2,681
Other comprehensive income (loss), net of
 income tax................................                                     1,312            159       (19)          (498)
                                             ----    ---------  --------     --------       --------      -----     ----------
Balance at December 31, 2012...............  $  5    $  14,510  $  8,631     $  6,497       $  (158)      $  18     $  (2,349)
                                             ====    =========  ========     ========       ========      =====     ==========


                                                    Total
                                              Metropolitan Life
                                              Insurance Company    Noncontrolling   Total
                                             Stockholder's Equity    Interests      Equity
                                            --------------------- --------------- ---------
Balance at December 31, 2011...............       $  24,538           $  182      $  24,720
Capital contributions from MetLife, Inc.
 (Note 13).................................               3                               3
Excess tax benefits related to stock-based
 compensation..............................               1                               1
Dividends on common stock..................         (1,023)                         (1,023)
Change in equity of noncontrolling
 interests.................................                              108            108
Net income (loss)..........................           2,681                2          2,683
Other comprehensive income (loss), net of
 income tax................................             954                             954
                                                  ---------           ------      ---------
Balance at December 31, 2012...............       $  27,154           $  292      $  27,446
                                                  =========           ======      =========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2011

                                 (In millions)


                                                                              Accumulated Other Comprehensive Income (Loss)
                                                                          -----------------------------------------------------

                                                                                Net                      Foreign      Defined
                                                     Additional             Unrealized    Other-Than-    Currency     Benefit
                                             Common   Paid-in   Retained    Investment     Temporary   Translation     Plans
                                             Stock    Capital    Earnings  Gains (Losses)  Impairments  Adjustments  Adjustment
                                            ------- ----------- --------- --------------- ------------ ------------ -----------
Balance at December 31, 2010...............  $  5    $  14,445  $  4,941     $  2,672       $  (254)      $  34     $  (1,429)
Capital contributions from MetLife, Inc.
 (Note 13).................................                 50
Excess tax benefits related to stock-based
 compensation..............................                 11
Dividends on common stock..................                      (1,321)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                        3,353
Other comprehensive income (loss), net of
 income tax................................                                     2,513           (63)          3          (422)
                                             ----    ---------  --------     --------       --------      -----     ----------
Balance at December 31, 2011...............  $  5    $  14,506  $  6,973     $  5,185       $  (317)      $  37     $  (1,851)
                                             ====    =========  ========     ========       ========      =====     ==========


                                                    Total
                                                Metropolitan
                                               Life Insurance         Non
                                                   Company         controlling   Total
                                             Stockholder's Equity  Interests     Equity
                                            --------------------- ------------ ---------
Balance at December 31, 2010...............       $  20,414          $  148    $  20,562
Capital contributions from MetLife, Inc.
 (Note 13).................................              50                           50
Excess tax benefits related to stock-based
 compensation..............................              11                           11
Dividends on common stock..................         (1,321)                      (1,321)
Change in equity of noncontrolling
 interests.................................                              42           42
Net income (loss)..........................           3,353             (8)        3,345
Other comprehensive income (loss), net of
 income tax................................           2,031                        2,031
                                                  ---------          ------    ---------
Balance at December 31, 2011...............       $  24,538          $  182    $  24,720
                                                  =========          ======    =========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                    2013       2012        2011
                                                                                 ---------- ----------- ----------
Cash flows from operating activities
Net income (loss)............................................................... $    2,142 $     2,683 $    3,345
Adjustments to reconcile net income (loss) to net cash provided by (used in)
 operating activities:
 Depreciation and amortization expenses.........................................        429         416        407
 Amortization of premiums and accretion of discounts associated with
   investments, net.............................................................      (738)       (698)      (683)
 (Gains) losses on investments and derivatives and from sales of businesses, net      1,112       (188)    (1,735)
 (Income) loss from equity method investments, net of dividends or distributions        195          42        269
 Interest credited to policyholder account balances.............................      2,253       2,390      2,372
 Universal life and investment-type product policy fees.........................    (2,363)     (2,239)    (2,202)
 Change in trading and fair value option securities.............................         25       (100)         20
 Change in accrued investment income............................................        108          22         14
 Change in premiums, reinsurance and other receivables..........................      (368)       (422)      (208)
 Change in deferred policy acquisition costs and value of business acquired, net       (82)         359        150
 Change in income tax...........................................................        334        (28)        527
 Change in other assets.........................................................        471         361        767
 Change in insurance-related liabilities and policy-related balances............      3,032       1,915      2,587
 Change in other liabilities....................................................      (381)         170        726
 Other, net.....................................................................      (109)       (147)      (125)
                                                                                 ---------- ----------- ----------
Net cash provided by (used in) operating activities.............................      6,060       4,536      6,231
                                                                                 ---------- ----------- ----------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities......................................................     71,396      52,889     53,325
 Equity securities..............................................................        206         245        816
 Mortgage loans.................................................................     10,655       8,668      8,152
 Real estate and real estate joint ventures.....................................         87         721      1,058
 Other limited partnership interests............................................        449         585        754
Purchases of:
 Fixed maturity securities......................................................   (70,760)    (62,136)   (54,038)
 Equity securities..............................................................      (461)       (393)      (278)
 Mortgage loans.................................................................   (12,032)     (9,448)   (10,443)
 Real estate and real estate joint ventures.....................................    (1,427)     (1,447)      (980)
 Other limited partnership interests............................................      (675)       (660)      (658)
Cash received in connection with freestanding derivatives.......................        560         634      1,011
Cash paid in connection with freestanding derivatives...........................    (1,171)       (443)      (695)
Issuances of loans to affiliates................................................         --          --      (525)
Net change in policy loans......................................................       (57)        (50)       (44)
Net change in short-term investments............................................        900       (567)    (3,816)
Net change in other invested assets.............................................      (460)       (791)      (562)
Net change in property, equipment and leasehold improvements....................       (76)        (71)      (104)
Other, net......................................................................         --          --          7
                                                                                 ---------- ----------- ----------
Net cash provided by (used in) investing activities............................. $  (2,866) $  (12,264) $  (7,020)
                                                                                 ---------- ----------- ----------



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                         2013        2012        2011
                                                                                      ----------- ----------- -----------
Cash flows from financing activities
Policyholder account balances:
  Deposits........................................................................... $    50,018 $    61,647 $    55,586
  Withdrawals........................................................................    (52,020)    (56,373)    (57,078)
Net change in payables for collateral under securities loaned and other transactions.     (1,365)       2,181       3,266
Net change in short-term debt........................................................          75         (1)         (1)
Long-term debt issued................................................................         481          79         110
Long-term debt repaid................................................................        (27)        (81)     (1,411)
Cash received in connection with redeemable noncontrolling interests.................         774          --          --
Dividends on common stock............................................................     (1,428)     (1,023)     (1,151)
Capital contribution.................................................................          --          --          47
Other, net...........................................................................         (5)         611          25
                                                                                      ----------- ----------- -----------
Net cash provided by (used in) financing activities..................................     (3,497)       7,040       (607)
                                                                                      ----------- ----------- -----------
Change in cash and cash equivalents..................................................       (303)       (688)     (1,396)
Cash and cash equivalents, beginning of year.........................................       1,401       2,089       3,485
                                                                                      ----------- ----------- -----------
Cash and cash equivalents, end of year............................................... $     1,098 $     1,401 $     2,089
                                                                                      =========== =========== ===========
Supplemental disclosures of cash flow information:
Net cash paid (received) for:
  Interest........................................................................... $       152 $       151 $       196
                                                                                      =========== =========== ===========
  Income tax......................................................................... $       822 $       842 $       701
                                                                                      =========== =========== ===========
Non-cash transactions:
  Capital contributions from MetLife, Inc............................................ $         3 $         3 $         3
                                                                                      =========== =========== ===========
  Dividends to MetLife, Inc.......................................................... $        -- $        -- $       170
                                                                                      =========== =========== ===========
  Real estate and real estate joint ventures acquired in satisfaction of debt........ $        18 $       264 $       151
                                                                                      =========== =========== ===========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Discontinued Operations

   The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. In order to qualify for a discontinued operation, the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company, and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------------------
Accounting Policy                                                                                   Note
--------------------------------------------------------------------------------------------------------
Insurance                                                                                              4
--------------------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles     5
--------------------------------------------------------------------------------------------------------
Reinsurance                                                                                            6
--------------------------------------------------------------------------------------------------------
Investments                                                                                            8
--------------------------------------------------------------------------------------------------------
Derivatives                                                                                            9
--------------------------------------------------------------------------------------------------------
Fair Value                                                                                            10
--------------------------------------------------------------------------------------------------------
Goodwill                                                                                              11
--------------------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                                15
--------------------------------------------------------------------------------------------------------
Income Tax                                                                                            16
--------------------------------------------------------------------------------------------------------
Litigation Contingencies                                                                              17
--------------------------------------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

    Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

    The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  DAC and VOBA are amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Nonparticipating and                Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts:
 .  Term insurance
 .  Nonparticipating whole life
    insurance
 .  Traditional group life insurance
 .  Non-medical health insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

   See Note 5 for additional information on DAC and VOBA amortization.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income on investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Trading and Fair Value Option Securities

    Trading and fair value option securities are stated at estimated fair value and include investments for which the fair value option ("FVO") has been elected ("FVO Securities") and investments that are actively purchased and sold ("Actively Traded Securities").

    Actively Traded Securities principally include fixed maturity securities and short sale agreement liabilities, which are included in other liabilities.

    FVO Securities include:

    . fixed maturity and equity securities held-for-investment by the general account to support asset and liability management strategies for certain insurance products ("FVO general account securities"); and
    . securities held by consolidated securitization entities ("CSEs") ("FVO securities held by CSEs").

    Changes in estimated fair value of these securities are included in net investment income, except for certain securities included in FVO Securities where changes are included in net investment gains (losses).

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

  Mortgage Loans Held-For-Investment

    Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

    Also included in mortgage loans held-for-investment are residential mortgage loans for which the FVO was elected. These mortgage loans are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

  Mortgage Loans Held-For-Sale

    Mortgage loans held-for-sale that were previously designated as held-for-investment, but now are designated as held-for-sale and mortgage loans originated with the intent to sell for which FVO was not elected, are stated at the lower of amortized cost or estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in equity securities when it has significant influence or at least 20% interest and for investments in real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Tax credit and renewable energy partnerships derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
    . Leveraged leases are recorded net of non-recourse debt. Income on leveraged leases is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.
    . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
    . Investments in joint ventures that engage in insurance underwriting activities are accounted for under the equity method.

  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

-------------------------------------------------------------------------------
  Statement of Operations Presentation:    Derivative:
-------------------------------------------------------------------------------
  Net investment income                  .  Economic hedges of equity method
                                            investments in joint ventures
                                         .  All derivatives held in relation
                                            to trading portfolios
-------------------------------------------------------------------------------

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
   . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Goodwill

   Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

 Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   The Company recognizes the funded status of the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains (losses), prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

   The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized in the balance sheets.

 Income Tax

   Metropolitan Life Insurance Company and all of its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100 percent under such method) of reimbursing companies for tax attributes such as losses. As a result, 100 percent of tax attributes such as losses are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes such as losses. Profitable subsidiaries pay to MetLife, Inc. each year the federal income tax which such profitable subsidiary would have paid that year based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Other Accounting Policies

  Redeemable Noncontrolling Interests

    Redeemable noncontrolling interests associated with certain joint ventures and partially-owned consolidated subsidiaries are reported in the temporary section of the balance sheet.

  Stock-Based Compensation

    Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

    MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2013 which are remeasured quarterly, the cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.2 billion and $1.7 billion at December 31, 2013 and 2012, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $667 million and $1.0 billion at December 31, 2013 and 2012, respectively. Related depreciation and amortization expense was $115 million, $121 million and $118 million for the years ended December 31, 2013, 2012 and 2011, respectively.

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  generally over a four-year period using the straight-line method. The cost basis of computer software was $1.0 billion and $902 million at December 31, 2013 and 2012, respectively. Accumulated amortization of capitalized software was $739 million and $611 million at December 31, 2013 and 2012, respectively. Related amortization expense was $144 million, $143 million and $145 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

    Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  Effective July 17, 2013, the Company adopted new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption, but may impact the selection of benchmark interest rates for hedging relationships in the future.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 13.

  Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 9.

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative cost previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholders' equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. The Company is permitted to perform the qualitative assessment in any subsequent period.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 10.

Future Adoption of New Accounting Pronouncements

  In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, Foreign Currency Matters (Topic
830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30, Foreign Currency Matters -- Translation of Financial Statements, to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40, Derecognition, still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

  In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. In accordance with the adoption of the new accounting pronouncement, on January 1, 2014, the Company recorded $55 million in other liabilities, and a corresponding deferred cost, in other assets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information


  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities includes a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into two businesses: Group and Voluntary & Worksite. Group insurance products and services include variable life, universal life and term life products. Group insurance products and services also include dental, group short- and long-term disability and accidental death & dismemberment coverages. The Voluntary & Worksite business includes LTC, prepaid legal plans and critical illness products.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes structured settlements and certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital not allocated to the segments, enterprise-wide strategic initiative restructuring charges, various start-up and certain run-off businesses, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Start-up businesses include direct and digital marketing products. In addition, starting in 2013, Corporate & Other includes ancillary U.S. sponsored direct business, comprised of group and individual products sold through sponsoring organizations and affinity groups. Corporate & Other also includes our investment management business through which we offer fee-based investment management services to institutional clients. Additionally, Corporate & Other includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

       The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2013, 2012 and 2011 and at December 31, 2013 and 2012. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s and the Company's business.

  MetLife, Inc.'s economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon and applying an industry standard method for the inclusion of diversification benefits among risk types.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income
(loss) from continuing operations, net of income tax.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                             Operating Earnings
                                            -----------------------------------------------------
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate                           Total
Year Ended December 31, 2013                  Retail    Benefits   Funding    & Other    Total    Adjustments Consolidated
------------------------------------------- ---------- ---------- ---------- --------- ---------- ----------- ------------
                                                                            (In millions)
Revenues
Premiums................................... $    3,992 $  13,732  $    2,675 $      76 $   20,475  $     --     $ 20,475
Universal life and investment-type product
 policy fees...............................      1,397       688         211        --      2,296        67        2,363
Net investment income......................      5,385     1,790       4,611       431     12,217     (432)       11,785
Other revenues.............................        328       404         273       694      1,699        --        1,699
Net investment gains (losses)..............         --        --          --        --         --        48           48
Net derivative gains (losses)..............         --        --          --        --         --   (1,070)      (1,070)
                                            ---------- ---------  ---------- --------- ----------  --------     --------
  Total revenues...........................     11,102    16,614       7,770     1,201     36,687   (1,387)       35,300
                                            ---------- ---------  ---------- --------- ----------  --------     --------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,246    13,191       4,723        67     24,227        10       24,237
Interest credited to policyholder account
 balances..................................        988       156       1,092        --      2,236        17        2,253
Capitalization of DAC......................      (517)      (20)        (25)        --      (562)        --        (562)
Amortization of DAC and VOBA...............        447        25          19        --        491     (230)          261
Interest expense on debt...................          5         1          10       134        150         3          153
Other expenses.............................      2,280     1,988         489     1,348      6,105        31        6,136
                                            ---------- ---------  ---------- --------- ----------  --------     --------
  Total expenses...........................      9,449    15,341       6,308     1,549     32,647     (169)       32,478
                                            ---------- ---------  ---------- --------- ----------  --------     --------
Provision for income tax expense (benefit).        579       446         512     (421)      1,116     (435)          681
                                            ---------- ---------  ---------- --------- ----------               --------
Operating earnings......................... $    1,074 $     827  $      950 $      73      2,924
                                            ========== =========  ========== =========
Adjustments to:
  Total revenues...........................                                               (1,387)
  Total expenses...........................                                                   169
  Provision for income tax (expense)
   benefit.................................                                                   435
                                                                                       ----------
Income (loss) from continuing operations,
 net of income tax.........................                                            $    2,141               $  2,141
                                                                                       ==========               ========
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate
At December 31, 2013                          Retail    Benefits   Funding    & Other    Total
------------------------------------------- ---------- ---------- ---------- --------- ----------
                                                                (In millions)

Total assets............................... $  174,853 $  41,059  $  188,960 $  27,911 $  432,783
Separate account assets.................... $   59,217 $     644  $   74,935 $      -- $  134,796
Separate account liabilities............... $   59,217 $     644  $   74,935 $      -- $  134,796

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)

                                                             Operating Earnings
                                            -----------------------------------------------------
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate                           Total
Year Ended December 31, 2012                  Retail    Benefits   Funding    & Other    Total    Adjustments Consolidated
------------------------------------------- ---------- ---------- ---------- --------- ---------- ----------- ------------
                                                                            (In millions)
Revenues
Premiums................................... $    3,997 $  13,274  $    2,608 $       1 $   19,880   $   --      $ 19,880
Universal life and investment-type product
 policy fees...............................      1,332       663         194        --      2,189       50         2,239
Net investment income......................      5,384     1,680       4,519       554     12,137    (285)        11,852
Other revenues.............................        265       398         252       815      1,730       --         1,730
Net investment gains (losses)..............         --        --          --        --         --    (330)         (330)
Net derivative gains (losses)..............         --        --          --        --         --      675           675
                                            ---------- ---------  ---------- --------- ----------   ------      --------
  Total revenues...........................     10,978    16,015       7,573     1,370     35,936      110        36,046
                                            ---------- ---------  ---------- --------- ----------   ------      --------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,294    12,580       4,552       (1)     23,425      139        23,564
Interest credited to policyholder account
 balances..................................      1,002       167       1,192        --      2,361       29         2,390
Capitalization of DAC......................      (584)      (24)        (24)        --      (632)       --         (632)
Amortization of DAC and VOBA...............        656        29          12         2        699      292           991
Interest expense on debt...................          5         1           9       133        148        4           152
Other expenses.............................      2,341     1,901         438     1,196      5,876        7         5,883
                                            ---------- ---------  ---------- --------- ----------   ------      --------
  Total expenses...........................      9,714    14,654       6,179     1,330     31,877      471        32,348
                                            ---------- ---------  ---------- --------- ----------   ------      --------
Provision for income tax expense (benefit).        442       477         488     (236)      1,171    (116)         1,055
                                            ---------- ---------  ---------- --------- ----------               --------
Operating earnings......................... $      822 $     884  $      906 $     276      2,888
                                            ========== =========  ========== =========
Adjustments to:
  Total revenues...........................                                                   110
  Total expenses...........................                                                 (471)
  Provision for income tax (expense)
   benefit.................................                                                   116
                                                                                       ----------
Income (loss) from continuing operations,
 net of income tax.........................                                            $    2,643               $  2,643
                                                                                       ==========               ========
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate
At December 31, 2012                          Retail    Benefits   Funding    & Other    Total
------------------------------------------- ---------- ---------- ---------- --------- ----------
                                                                (In millions)

Total assets............................... $  171,050 $  41,362  $  183,856 $  32,996 $  429,264
Separate account assets.................... $   50,572 $     532  $   69,867 $      -- $  120,971
Separate account liabilities............... $   50,572 $     532  $   69,867 $      -- $  120,971

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)

                                                           Operating Earnings
                                            -------------------------------------------------
                                                       Group,
                                                     Voluntary  Corporate
                                                     & Worksite  Benefit  Corporate                          Total
Year Ended December 31, 2011                 Retail   Benefits   Funding   & Other    Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- --------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  4,022 $  12,487  $  1,778  $      1  $  18,288 $       --   $  18,288
Universal life and investment-type product
 policy fees...............................    1,334       630       197        --      2,161         41       2,202
Net investment income......................    5,363     1,682     4,312       385     11,742      (127)      11,615
Other revenues.............................      226       374       242       966      1,808         --       1,808
Net investment gains (losses)..............       --        --        --        --         --        132         132
Net derivative gains (losses)..............       --        --        --        --         --      1,578       1,578
                                            -------- ---------  --------  --------  --------- ----------   ---------
  Total revenues...........................   10,945    15,173     6,529     1,352     33,999      1,624      35,623
                                            -------- ---------  --------  --------  --------- ----------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,425    11,880     3,683         4     21,992         44      22,036
Interest credited to policyholder account
 balances..................................    1,000       178     1,140        --      2,318         54       2,372
Capitalization of DAC......................    (622)      (84)      (18)        --      (724)         --       (724)
Amortization of DAC and VOBA...............      681        95        14         1        791         84         875
Interest expense on debt...................        5        --         8       172        185          9         194
Other expenses.............................    2,564     1,837       472     1,247      6,120          6       6,126
                                            -------- ---------  --------  --------  --------- ----------   ---------
  Total expenses...........................   10,053    13,906     5,299     1,424     30,682        197      30,879
                                            -------- ---------  --------  --------  --------- ----------   ---------
Provision for income tax expense
 (benefit).................................      314       445       432     (229)        962        498       1,460
                                            -------- ---------  --------  --------  ---------              ---------
Operating earnings......................... $    578 $     822  $    798  $    157      2,355
                                            ======== =========  ========  ========
Adjustments to:
  Total revenues...........................                                             1,624
  Total expenses...........................                                             (197)
  Provision for income tax
   (expense) benefit.......................                                             (498)
                                                                                    ---------
Income (loss) from continuing
 operations, net of income tax.............                                         $   3,284              $   3,284
                                                                                    =========              =========

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                         -----------------------------
                                           2013      2012      2011
                                         --------- --------- ---------
                                                 (In millions)
          Life insurance (1)............ $  17,489 $  17,224 $  16,209
          Accident and health insurance.     6,873     6,458     5,940
          Non-insurance.................       175       167       149
                                         --------- --------- ---------
           Total........................ $  24,537 $  23,849 $  22,298
                                         ========= ========= =========

--------

(1) Includes annuities and corporate benefit funding products.

  Revenues derived from one Group, Voluntary & Worksite Benefits customer were $2.5 billion, $2.5 billion and $2.4 billion for the years ended December 31, 2013, 2012 and 2011, respectively, which represented 10%,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)

11% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2013, 2012 and 2011. Substantially all of the Company's consolidated premiums, universal life & investment-type product policy fees and other revenues originated in the U.S.

3. Discontinued Operations

  The following table summarizes the amounts that have been reflected as discontinued operations in the consolidated statements of operations. Income
(loss) from discontinued operations includes real estate classified as held-for-sale or sold.

                                                                  Years Ended December 31,
                                                                  -----------------------
                                                                   2013     2012    2011
                                                                  -------  ------- -------
                                                                       (In millions)
Total revenues................................................... $     2  $    62 $   105
Total expenses...................................................      --       --      --
                                                                  -------  ------- -------
Income (loss) before provision for income tax....................       2       62     105
Provision for income tax expense (benefit).......................       1       22      37
                                                                  -------  ------- -------
Income (loss) from operations of discontinued operations, net of
  income tax.....................................................       1       40      68
Gain (loss) on disposal of operations, net of income tax.........      --       --     (7)
                                                                  -------  ------- -------
Income (loss) from discontinued operations, net of income tax.... $     1  $    40 $    61
                                                                  =======  ======= =======

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                                ---------------------
                                                   2013       2012
                                                ---------- ----------
                                                    (In millions)
          Retail............................... $   91,575 $   92,322
          Group, Voluntary & Worksite Benefits.     28,035     28,517
          Corporate Benefit Funding............     89,941     93,051
          Corporate & Other....................        581        475
                                                ---------- ----------
           Total............................... $  210,132 $  214,365
                                                ========== ==========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Future policy benefits are measured as follows:

  Product Type:                        Measurement Assumptions:
  ---------------------------------------------------------------------------
  Participating life                   Aggregate of (i) net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest
                                       rate, ranging from 3% to 7%, and
                                       mortality rates guaranteed in
                                       calculating the cash surrender values
                                       described in such contracts); and
                                       (ii) the liability for terminal
                                       dividends.
  ---------------------------------------------------------------------------
  Nonparticipating life                Aggregate of the present value of
                                       expected future benefit payments and
                                       related expenses less the present
                                       value of expected future net
                                       premiums. Assumptions as to mortality
                                       and persistency are based upon the
                                       Company's experience when the basis
                                       of the liability is established.
                                       Interest rate assumptions for the
                                       aggregate future policy benefit
                                       liabilities range from 2% to 10%.
  ---------------------------------------------------------------------------
  Individual and group traditional     Present value of expected future
  fixed annuities after annuitization  payments. Interest rate assumptions used in establishing such liabilities
                                       range from 1% to 11%.
  ---------------------------------------------------------------------------
  Non-medical health insurance         The net level premium method and
                                       assumptions as to future morbidity,
                                       withdrawals and interest, which
                                       provide a margin for adverse
                                       deviation. Interest rate assumptions
                                       used in establishing such liabilities
                                       range from 4% to 7%.
  ---------------------------------------------------------------------------
  Disabled lives                       Present value of benefits method and
                                       experience assumptions as to claim
                                       terminations, expenses and interest.
                                       Interest rate assumptions used in
                                       establishing such liabilities range
                                       from 2% to 8%.
  ---------------------------------------------------------------------------

  Participating business represented 5% of the Company's life insurance in-force at both December 31, 2013 and 2012. Participating policies represented 28%, 29% and 32% of gross life insurance premiums for the years ended
December 31, 2013, 2012 and 2011, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 9. Guarantees accounted for as insurance liabilities include:

Guarantee:                                       Measurement Assumptions:
-------------------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   Present value of expected death benefits in
          death even if the account value is    excess of the projected account balance
          reduced to zero.                      recognizing the excess ratably over the
                                                accumulation period based on the present
                                                value of total expected assessments.
-------------------------------------------------------------------------------------------------

       .  An enhanced death benefit may be    Assumptions are consistent with those used
          available for an additional fee.      for amortizing DAC, and are thus subject to
                                                the same variability and risk.

                                              Investment performance and volatility
                                                assumptions are consistent with the historical
                                                experience of the appropriate underlying
                                                equity index, such as the S&P 500 Index.

                                              Benefit assumptions are based on the average
                                                benefits payable over a range of scenarios.
-------------------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    Present value of expected income benefits in
          determined at the time of issuance    excess of the projected account balance at
          of the variable annuity contract,     any future date of annuitization and
          a minimum accumulation of purchase    recognizing the excess ratably over the
          payments, even if the account         accumulation period based on present value
          value is reduced to zero, that can    of total expected assessments.
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.
       .  Certain contracts also provide for  Assumptions are consistent with those used
          a guaranteed lump sum return of       for estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              Calculation incorporates an assumption for
                                                the percentage of the potential annuitizations
                                                that may be elected by the contractholder.
-------------------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    Expected value of the life contingent
          partial withdrawals, even if the      payments and expected assessments using
          account value is reduced to zero,     assumptions consistent with those used for
          provided that cumulative              estimating the GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  The Company also issues annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                 Universal and Variable
                               Annuity Contracts    Life Contracts
                               ----------------  ---------------------
                                                 Secondary    Paid-Up
                                GMDBs    GMIBs   Guarantees  Guarantees  Total
                               -------  -------- ----------  ---------- --------
                                                (In millions)
 Direct
 Balance at January 1, 2011... $    61  $    113  $    246    $    49   $    469
 Incurred guaranteed benefits.      30        45        15          9         99
 Paid guaranteed benefits.....     (7)        --        --         --        (7)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2011.      84       158       261         58        561
 Incurred guaranteed benefits.      31       174        79         10        294
 Paid guaranteed benefits.....     (6)        --        --         --        (6)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2012.     109       332       340         68        849
 Incurred guaranteed benefits.      44        58        77          6        185
 Paid guaranteed benefits.....     (5)        --        --         --        (5)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2013  $   148  $    390  $    417    $    74   $  1,029
                               =======  ========  ========    =======   ========
 Ceded
 Balance at January 1, 2011... $    44  $     36  $    209    $    34   $    323
 Incurred guaranteed benefits.      25        16         3          7         51
 Paid guaranteed benefits.....     (7)        --        --         --        (7)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2011.      62        52       212         41        367
 Incurred guaranteed benefits.      30        58        53          6        147
 Paid guaranteed benefits.....     (6)        --        --         --        (6)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2012.      86       110       265         47        508
 Incurred guaranteed benefits.      39        14        49          4        106
 Paid guaranteed benefits.....     (5)        --        --         --        (5)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2013. $   120  $    124  $    314    $    51   $    609
                               =======  ========  ========    =======   ========
 Net
 Balance at January 1, 2011... $    17  $     77  $     37    $    15   $    146
 Incurred guaranteed benefits.       5        29        12          2         48
 Paid guaranteed benefits.....      --        --        --         --         --
                               -------  --------  --------    -------   --------
 Balance at December 31, 2011.      22       106        49         17        194
 Incurred guaranteed benefits.       1       116        26          4        147
 Paid guaranteed benefits.....      --        --        --         --         --
                               -------  --------  --------    -------   --------
 Balance at December 31, 2012.      23       222        75         21        341
 Incurred guaranteed benefits.       5        44        28          2         79
 Paid guaranteed benefits.....      --        --        --         --         --
                               -------  --------  --------    -------   --------
 Balance at December 31, 2013. $    28  $    266  $    103    $    23   $    420
                               =======  ========  ========    =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2013      2012
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  24,915 $  20,475
                      Balanced........    22,481    19,235
                      Bond............     4,551     4,771
                      Money Market....       179       192
                                       --------- ---------
                       Total.......... $  52,126 $  44,673
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

 Two Tier Annuities

   Defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate on funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize.

 Universal and Variable Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                                    December 31,
                                              ---------------------------------------------------------
                                                          2013                         2012
                                              ---------------------------- ----------------------------
                                                  In the          At           In the          At
                                              Event of Death Annuitization Event of Death Annuitization
                                              -------------- ------------- -------------- -------------
                                                                    (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value.................  $    62,763    $    28,934   $    55,469    $    24,229
Separate account value.......................  $    50,700    $    27,738   $    43,327    $    22,963
Net amount at risk...........................  $       641    $       123   $       902    $       845
Average attained age of contractholders......     64 years       62 years      64 years       60 years
Two Tier Annuities
General account value........................          N/A    $       397           N/A    $       274
Net amount at risk...........................          N/A    $       123           N/A    $        48
Average attained age of contractholders......          N/A       54 years           N/A       64 years

                                                                    December 31,
                                              ---------------------------------------------------------
                                                          2013                         2012
                                              ---------------------------- ----------------------------
                                                Secondary       Paid-Up      Secondary       Paid-Up
                                                Guarantees    Guarantees     Guarantees    Guarantees
                                              -------------- ------------- -------------- -------------
                                                                    (In millions)
Universal and Variable Life Contracts (1)
Account value (general and separate account).  $     7,871    $     1,125   $     6,958    $     1,163
Net amount at risk...........................  $    81,888    $     8,701   $    85,216    $     9,299
Average attained age of policyholders........     53 years       59 years      52 years       59 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2013, 2012 and 2011, the Company issued $26.8 billion, $24.7 billion and $27.4 billion, respectively, and repaid $25.1 billion, $21.5 billion and $28.2 billion, respectively, of such funding agreements. At December 31, 2013 and 2012, liabilities for funding agreements outstanding, which are included in PABs, were $26.0 billion and $23.9 billion, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of regional banks in the FHLB system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                           December 31,
                                           -------------
                                            2013   2012
                                           ------ ------
                                           (In millions)
                       FHLB of NY......... $  700 $  736
                       FHLB of Des Moines. $   50 $   55

  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                 Liability              Collateral
                            ------------------- ---------------------------
                                             December 31,
                            -----------------------------------------------
                              2013      2012        2013          2012
                            --------- --------- ------------- -------------
                                             (In millions)
    FHLB of NY (1)......... $  12,770 $  13,512 $  14,287 (2) $  14,611 (2)
    Farmer Mac (3)......... $   2,550 $   2,550 $       2,929 $       2,929
    FHLB of Des Moines (1). $   1,000 $   1,000 $   1,118 (2) $   1,298 (2)

--------

(1)Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to, group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            Years Ended December 31,
                                           --------------------------
                                             2013     2012     2011
                                           -------- -------- --------
                                                 (In millions)
          Balance at January 1,........... $  6,826 $  6,622 $  6,539
           Less: Reinsurance recoverables.      301      324      448
                                           -------- -------- --------
          Net balance at January 1,.......    6,525    6,298    6,091
                                           -------- -------- --------
          Incurred related to:
           Current year...................    4,762    4,320    3,856
           Prior years (1)................     (12)     (42)     (79)
                                           -------- -------- --------
             Total incurred...............    4,750    4,278    3,777
                                           -------- -------- --------
          Paid related to:
           Current year...................  (3,035)  (2,626)  (2,282)
           Prior years....................  (1,508)  (1,425)  (1,288)
                                           -------- -------- --------
             Total paid...................  (4,543)  (4,051)  (3,570)
                                           -------- -------- --------
          Net balance at December 31,.....    6,732    6,525    6,298
           Add: Reinsurance recoverables..      290      301      324
                                           -------- -------- --------
          Balance at December 31,......... $  7,022 $  6,826 $  6,622
                                           ======== ======== ========

--------

(1)During 2013, 2012 and 2011, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased due to a reduction in prior year dental and accidental death and dismemberment claims and improved loss ratio for non-medical health claim liabilities.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $83.1 billion and $71.7 billion at December 31, 2013 and 2012, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $51.7 billion and $49.3 billion at December 31, 2013 and 2012, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 2.23% and 2.80% at December 31, 2013 and 2012, respectively.

  For the years ended December 31, 2013, 2012 and 2011, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)

and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)


  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                        Years Ended December 31,
                                                                       --------------------------
                                                                         2013     2012     2011
                                                                       -------- -------- --------
                                                                             (In millions)
DAC
Balance at January 1,................................................. $  5,752 $  6,244 $  6,640
Capitalizations.......................................................      562      632      724
Amortization related to:
  Net investment gains (losses) and net derivative gains (losses).....      227    (270)     (88)
  Other expenses......................................................    (478)    (709)    (777)
                                                                       -------- -------- --------
   Total amortization.................................................    (251)    (979)    (865)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................      495    (145)    (255)
Other (1).............................................................    (220)       --       --
                                                                       -------- -------- --------
Balance at December 31,...............................................    6,338    5,752    6,244
                                                                       -------- -------- --------
VOBA
Balance at January 1,.................................................       80       97      115
Amortization related to:
  Other expenses......................................................     (10)     (12)     (10)
                                                                       -------- -------- --------
   Total amortization.................................................     (10)     (12)     (10)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................        8      (5)      (8)
                                                                       -------- -------- --------
Balance at December 31,...............................................       78       80       97
                                                                       -------- -------- --------
Total DAC and VOBA
Balance at December 31,............................................... $  6,416 $  5,832 $  6,341
                                                                       ======== ======== ========

--------

(1)The year ended December 31, 2013 includes ($220) million that was reclassified to DAC from other liabilities. The amounts reclassified relate to affiliated reinsurance agreements accounted for using the deposit method of accounting and represent the DAC amortization on the expense allowances assumed on the agreements from inception. These amounts were previously included in the calculated value of the deposit payable on these agreements and were recorded within other liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)


  Information regarding total DAC and VOBA by segment was as follows at:

                                                    December 31,
                                                  -----------------
                                                    2013     2012
                                                  -------- --------
                                                    (In millions)
            Retail............................... $  5,990 $  5,407
            Group, Voluntary & Worksite Benefits.      333      337
            Corporate Benefit Funding............       93       88
                                                  -------- --------
             Total............................... $  6,416 $  5,832
                                                  ======== ========

  Information regarding other policy-related intangibles was as follows:

                                            Years Ended December 31,
                                            ------------------------
                                             2013     2012    2011
                                             ------  ------  ------
                                               (In millions)
                Deferred Sales Inducements
                Balance at January 1,...... $  180   $  184  $  190
                Capitalization.............     15       22      29
                Amortization...............   (20)     (26)    (35)
                                             ------  ------  ------
                Balance at December 31,.... $  175   $  180  $  184
                                             ======  ======  ======
                VODA and VOCRA
                Balance at January 1,...... $  353   $  378  $  400
                Amortization...............   (28)     (25)    (22)
                                             ------  ------  ------
                Balance at December 31,.... $  325   $  353  $  378
                                             ======  ======  ======
                Accumulated amortization... $  132   $  104  $   79
                                             ======  ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                              VOBA  VODA and VOCRA
                                             ------ --------------
                                                 (In millions)
              2014.......................... $    9 $          30
              2015.......................... $    8 $          30
              2016.......................... $    4 $          30
              2017.......................... $    5 $          28
              2018.......................... $    5 $          26

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Retail

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company's Retail Annuities business assumes 90% of the fixed annuities issued by several affiliates. The Company also reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

Group, Voluntary & Worksite Benefits

  For policies within the Group, Voluntary & Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risk on certain client arrangements. The majority of the Company's reinsurance activity with this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

Corporate Benefit Funding

  The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this segment has not been significant and there were no additional transactions during the periods presented.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2013 and 2012, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.4 billion of unsecured reinsurance recoverable balances at both December 31, 2013 and 2012.

  At December 31, 2013, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2012, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                  Years Ended December 31,
                                                                -----------------------------
                                                                  2013      2012      2011
                                                                --------- --------- ---------
                                                                        (In millions)
Premiums
 Direct premiums............................................... $  20,290 $  19,821 $  18,435
 Reinsurance assumed...........................................     1,469     1,350     1,240
 Reinsurance ceded.............................................   (1,284)   (1,291)   (1,387)
                                                                --------- --------- ---------
   Net premiums................................................ $  20,475 $  19,880 $  18,288
                                                                ========= ========= =========
Universal life and investment-type product policy fees
 Direct universal life and investment-type product policy fees. $   2,913 $   2,763 $   2,686
 Reinsurance assumed...........................................        41        39        38
 Reinsurance ceded.............................................     (591)     (563)     (522)
                                                                --------- --------- ---------
   Net universal life and investment-type product policy fees.. $   2,363 $   2,239 $   2,202
                                                                ========= ========= =========
Other revenues
 Direct other revenues......................................... $     970 $     887 $     836
 Reinsurance assumed...........................................       (2)       (6)       (6)
 Reinsurance ceded.............................................       731       849       978
                                                                --------- --------- ---------
   Net other revenues.......................................... $   1,699 $   1,730 $   1,808
                                                                ========= ========= =========
Policyholder benefits and claims
 Direct policyholder benefits and claims....................... $  23,305 $  22,677 $  21,100
 Reinsurance assumed...........................................     1,225     1,208     1,069
 Reinsurance ceded.............................................   (1,498)   (1,616)   (1,488)
                                                                --------- --------- ---------
   Net policyholder benefits and claims........................ $  23,032 $  22,269 $  20,681
                                                                ========= ========= =========
Interest credited to policyholder account balances
 Direct interest credited to policyholder account balances..... $   2,322 $   2,455 $   2,434
 Reinsurance assumed...........................................        35        33        32
 Reinsurance ceded.............................................     (104)      (98)      (94)
                                                                --------- --------- ---------
   Net interest credited to policyholder account balances...... $   2,253 $   2,390 $   2,372
                                                                ========= ========= =========
Other expenses
 Direct other expenses......................................... $   5,028 $   5,328 $   5,280
 Reinsurance assumed...........................................       427       479       458
 Reinsurance ceded.............................................       533       587       733
                                                                --------- --------- ---------
   Net other expenses.......................................... $   5,988 $   6,394 $   6,471
                                                                ========= ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                     December 31,
                                   ---------------------------------------------------------------------------------
                                                     2013                                     2012
                                   ---------------------------------------- ----------------------------------------
                                                                   Total                                    Total
                                                                  Balance                                  Balance
                                     Direct   Assumed    Ceded     Sheet      Direct   Assumed    Ceded     Sheet
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
                                                                     (In millions)
Assets
Premiums, reinsurance and other
 receivables...................... $    1,700 $    527 $  21,410 $   23,637 $    1,613 $    480 $  22,628 $   24,721
Deferred policy acquisition costs
 and value of business acquired...      6,567      330     (481)      6,416      5,685      460     (313)      5,832
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total assets.................... $    8,267 $    857 $  20,929 $   30,053 $    7,298 $    940 $  22,315 $   30,553
                                   ========== ======== ========= ========== ========== ======== ========= ==========
Liabilities
Future policy benefits............ $  110,072 $  1,891 $      -- $  111,963 $  112,264 $  1,722 $      -- $  113,986
Policyholder account balances.....     92,246      252        --     92,498     94,454      262        --     94,716
Other policy-related balances.....      5,416      294      (39)      5,671      5,401      291      (29)      5,663
Other liabilities.................      8,690    7,046    16,444     32,180      9,544    7,327    17,070     33,941
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total liabilities............... $  216,424 $  9,483 $  16,405 $  242,312 $  221,663 $  9,602 $  17,041 $  248,306
                                   ========== ======== ========= ========== ========== ======== ========= ==========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.8 billion and $13.9 billion at December 31, 2013 and 2012, respectively. The deposit liabilities on reinsurance were $6.5 billion and $6.9 billion at December 31, 2013 and 2012, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company, Ltd. ("Exeter"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company ("MLI-USA"), MetLife Investors Insurance Company ("MLIIC"), MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                               Years Ended December 31,
                                                               ------------------------
                                                                2013    2012     2011
                                                               ------ -------- --------
                                                                    (In millions)
Premiums
 Reinsurance assumed.......................................... $  451 $    319 $    169
 Reinsurance ceded............................................   (45)     (54)     (51)
                                                               ------ -------- --------
   Net premiums............................................... $  406 $    265 $    118
                                                               ====== ======== ========
Universal life and investment-type product policy fees
 Reinsurance assumed.......................................... $   40 $     39 $     38
 Reinsurance ceded............................................  (221)    (216)    (170)
                                                               ------ -------- --------
   Net universal life and investment-type product policy fees. $(181) $  (177) $  (132)
                                                               ====== ======== ========
Other revenues
 Reinsurance assumed.......................................... $  (2) $    (6) $    (7)
 Reinsurance ceded............................................    675      790      916
                                                               ------ -------- --------
   Net other revenues......................................... $  673 $    784 $    909
                                                               ====== ======== ========
Policyholder benefits and claims
 Reinsurance assumed.......................................... $  402 $    334 $    175
 Reinsurance ceded............................................  (144)    (177)    (121)
                                                               ------ -------- --------
   Net policyholder benefits and claims....................... $  258 $    157 $     54
                                                               ====== ======== ========
Interest credited to policyholder account balances
 Reinsurance assumed.......................................... $   31 $     30 $     28
 Reinsurance ceded............................................  (102)     (98)     (94)
                                                               ------ -------- --------
   Net interest credited to policyholder account balances..... $ (71) $   (68) $   (66)
                                                               ====== ======== ========
Other expenses
 Reinsurance assumed.......................................... $  326 $    357 $    352
 Reinsurance ceded............................................    653      789      914
                                                               ------ -------- --------
   Net other expenses......................................... $  979 $  1,146 $  1,266
                                                               ====== ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                     December 31,
                                                         -------------------------------------
                                                                2013               2012
                                                         ------------------ ------------------
                                                         Assumed    Ceded   Assumed    Ceded
                                                         -------- --------- -------- ---------
                                                                     (In millions)
Assets
Premiums, reinsurance and other receivables (1)......... $    109 $  15,748 $     85 $  16,925
Deferred policy acquisition costs and value of business
  acquired..............................................      309     (273)      435     (266)
                                                         -------- --------- -------- ---------
 Total assets........................................... $    418 $  15,475 $    520 $  16,659
                                                         ======== ========= ======== =========
Liabilities
Future policy benefits.................................. $    761 $      -- $    567 $      --
Policyholder account balances...........................      239        --      251        --
Other policy-related balances...........................       67      (39)       57      (29)
Other liabilities (1)...................................    6,606    14,044    6,906    14,652
                                                         -------- --------- -------- ---------
 Total liabilities...................................... $  7,673 $  14,005 $  7,781 $  14,623
                                                         ======== ========= ======== =========

--------

(1)Effective in June 2012, the Company recaptured 10% of the 40.75% of the closed block liabilities that were ceded to MRC on a coinsurance with funds withheld basis. In connection with this partial recapture, the Company recognized a decrease of $3.9 billion in the deposit receivable included within premiums, reinsurance and other receivables, as well as an offsetting decrease of $3.9 billion in the funds withheld included within other liabilities at December 31, 2012.

  MLIC ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased/(decreased) the funds withheld balance by ($11) million and $29 million at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with these embedded derivatives were $40 million, ($9) million and ($29) million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were ($62) million and $1.4 billion at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($1.7) billion, $14 million and $727 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $709 million and $1.4 billion at December 31, 2013 and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)

2012, respectively. Net derivative gains (losses) associated with the embedded derivative were $664 million, $135 million and ($811) million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.2 billion and $2.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.8 billion at both December 31, 2013 and 2012. The deposit liabilities on affiliated reinsurance were $6.5 billion and $6.8 billion at December 31, 2013 and 2012, respectively.

7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)

the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)


  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                      December 31,
                                                                                   -------------------
                                                                                     2013      2012
                                                                                   --------- ---------
                                                                                      (In millions)
Closed Block Liabilities
Future policy benefits............................................................ $  42,076 $  42,586
Other policy-related balances.....................................................       298       298
Policyholder dividends payable....................................................       456       466
Policyholder dividend obligation..................................................     1,771     3,828
Current income tax payable........................................................        18        --
Other liabilities.................................................................       582       602
                                                                                   --------- ---------
   Total closed block liabilities.................................................    45,201    47,780
                                                                                   --------- ---------
Assets Designated to the Closed Block
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value............    28,374    30,546
 Equity securities available-for-sale, at estimated fair value....................        86        41
 Mortgage loans...................................................................     6,155     6,192
 Policy loans.....................................................................     4,669     4,670
 Real estate and real estate joint ventures.......................................       492       459
 Other invested assets............................................................       814       953
                                                                                   --------- ---------
   Total investments..............................................................    40,590    42,861
Cash and cash equivalents.........................................................       238       381
Accrued investment income.........................................................       477       481
Premiums, reinsurance and other receivables.......................................        98       107
Current income tax recoverable....................................................        --         2
Deferred income tax assets........................................................       293       319
                                                                                   --------- ---------
   Total assets designated to the closed block....................................    41,696    44,151
                                                                                   --------- ---------
Excess of closed block liabilities over assets designated to the closed block.....     3,505     3,629
                                                                                   --------- ---------
Amounts included in AOCI:
 Unrealized investment gains (losses), net of income tax..........................     1,502     2,891
 Unrealized gains (losses) on derivatives, net of income tax......................       (3)         9
 Allocated to policyholder dividend obligation, net of income tax.................   (1,151)   (2,488)
                                                                                   --------- ---------
   Total amounts included in AOCI.................................................       348       412
                                                                                   --------- ---------
Maximum future earnings to be recognized from closed block assets and liabilities. $   3,853 $   4,041
                                                                                   ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                                      Years Ended December 31,
                                                                                 ----------------------------------
                                                                                     2013        2012       2011
                                                                                 ------------ ---------- ----------
                                                                                           (In millions)
Balance at January 1,........................................................... $      3,828 $    2,919 $      876
Change in unrealized investment and derivative gains (losses)...................      (2,057)        909      2,043
                                                                                 ------------ ---------- ----------
Balance at December 31,......................................................... $      1,771 $    3,828 $    2,919
                                                                                 ============ ========== ==========

  Information regarding the closed block revenues and expenses was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2013     2012     2011
                                                                          -------- -------- --------
                                                                                (In millions)
Revenues
Premiums................................................................. $  1,987 $  2,139 $  2,306
Net investment income....................................................    2,130    2,188    2,231
Net investment gains (losses)............................................       25       61       32
Net derivative gains (losses)............................................      (6)     (12)        8
                                                                          -------- -------- --------
   Total revenues........................................................    4,136    4,376    4,577
                                                                          -------- -------- --------
Expenses
Policyholder benefits and claims.........................................    2,702    2,783    2,991
Policyholder dividends...................................................      979    1,072    1,137
Other expenses...........................................................      165      179      193
                                                                          -------- -------- --------
   Total expenses........................................................    3,846    4,034    4,321
                                                                          -------- -------- --------
Revenues, net of expenses before provision for income tax expense
  (benefit)..............................................................      290      342      256
Provision for income tax expense (benefit)...............................      101      120       89
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense (benefit)
  from continuing operations.............................................      189      222      167
Revenues, net of expenses and provision for income tax expense (benefit)
  from discontinued operations...........................................       --       10        1
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense
  (benefit).............................................................. $    189 $    232 $    168
                                                                          ======== ======== ========

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS.

                                         December 31, 2013                             December 31, 2012
                           --------------------------------------------- ---------------------------------------------
                                         Gross Unrealized                              Gross Unrealized
                            Cost or  ------------------------- Estimated  Cost or  ------------------------- Estimated
                           Amortized          Temporary  OTTI    Fair    Amortized          Temporary  OTTI    Fair
                             Cost     Gains    Losses   Losses   Value     Cost     Gains    Losses   Losses   Value
                           --------- -------- --------- ------ --------- --------- -------- --------- ------ ---------
                                                                  (In millions)
Fixed maturity securities
U.S. corporate............ $ 60,244  $  4,678  $   693   $ --  $  64,229 $  59,587 $  7,717   $ 304   $   -- $  67,000
U.S. Treasury and agency..   29,508     1,730      694     --     30,544    28,252    4,408       9       --    32,651
Foreign corporate (1).....   27,082     1,959      285     --     28,756    27,231    3,128     126      (1)    30,234
RMBS......................   24,119     1,109      368    150     24,710    23,792    1,716     226      257    25,025
CMBS......................    8,203       262       89     --      8,376     9,264      559      37       --     9,786
ABS (1)...................    7,789       151      117    (1)      7,824     8,025      205     105       --     8,125
State and political
 subdivision..............    5,386       467       76     --      5,777     5,554    1,184      18       --     6,720
Foreign government........    3,040       597      107     --      3,530     3,052    1,086       3       --     4,135
                           --------  --------  -------   ----  --------- --------- --------   -----   ------ ---------
 Total fixed maturity
  securities.............. $165,371  $ 10,953  $ 2,429   $149  $ 173,746 $ 164,757 $ 20,003   $ 828   $  256 $ 183,676
                           ========  ========  =======   ====  ========= ========= ========   =====   ====== =========
Equity securities
Common stock.............. $  1,070  $     97  $     3   $ --  $   1,164 $   1,013 $     33   $   5   $   -- $   1,041
Non-redeemable preferred
 stock....................      743        62       77     --        728       528       41     111       --       458
                           --------  --------  -------   ----  --------- --------- --------   -----   ------ ---------
 Total equity securities.. $  1,813  $    159  $    80   $ --  $   1,892 $   1,541 $     74   $ 116   $   -- $   1,499
                           ========  ========  =======   ====  ========= ========= ========   =====   ====== =========

--------

(1)The noncredit loss component of OTTI losses was in an unrealized gain position of $1 million for ABS at December 31, 2013, and $1 million for foreign corporate securities at December 31, 2012, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "--Net Unrealized Investment Gains (Losses)."

   The Company held non-income producing fixed maturity securities with an estimated fair value of $38 million and $41 million with unrealized gains (losses) of $12 million and $6 million at December 31, 2013 and 2012, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

 prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                                  December 31,
                                                   -------------------------------------------
                                                           2013                  2012
                                                   --------------------- ---------------------
                                                              Estimated             Estimated
                                                   Amortized    Fair     Amortized    Fair
                                                     Cost       Value      Cost       Value
                                                   ---------- ---------- ---------- ----------
                                                                  (In millions)
Due in one year or less........................... $    6,411 $    6,516 $   12,671 $   12,796
Due after one year through five years.............     34,696     36,556     30,187     32,160
Due after five years through ten years............     35,725     38,347     34,983     40,009
Due after ten years...............................     48,428     51,417     45,835     55,775
                                                   ---------- ---------- ---------- ----------
  Subtotal........................................    125,260    132,836    123,676    140,740
Structured securities (RMBS, CMBS and ABS)........     40,111     40,910     41,081     42,936
                                                   ---------- ---------- ---------- ----------
  Total fixed maturity securities................. $  165,371 $  173,746 $  164,757 $  183,676
                                                   ========== ========== ========== ==========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2013                         December 31, 2012
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................... $   8,512  $    426  $  1,948    $  267   $  2,567     $ 58    $  2,507    $  246
U.S. Treasury and agency.........    10,077       687        33         7      1,576        9          --        --
Foreign corporate................     4,217       176       952       109        758       34       1,381        91
RMBS.............................     8,194       291     1,675       227        639       18       3,098       465
CMBS.............................     2,022        74       221        15        727        5         308        32
ABS..............................     1,701        28       530        88      1,246       22         697        83
State and political
 subdivision.....................       737        44        92        32         92        1         103        17
Foreign government...............       763        94        54        13        106        1          27         2
                                  ---------  --------  --------    ------   --------     ----    --------    ------
  Total fixed maturity
   securities.................... $  36,223  $  1,820  $  5,505    $  758   $  7,711     $148    $  8,121    $  936
                                  =========  ========  ========    ======   ========     ====    ========    ======
Equity securities
Common stock..................... $      37  $      3  $     --    $   --   $     62     $  5    $      1    $   --
Non-redeemable preferred
 stock...........................       222        41       125        36         --       --         190       111
                                  ---------  --------  --------    ------   --------     ----    --------    ------
  Total equity securities........ $     259  $     44  $    125    $   36   $     62     $  5    $    191    $  111
                                  ---------  --------  --------    ------   --------     ----    --------    ------
Total number of securities in an
 unrealized loss position........     2,211                 469                  622                  637
                                  =========            ========             ========             ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2013. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $1.5 billion during the year ended December 31, 2013 from $1.1 billion to $2.6 billion. The increase in gross unrealized losses for the year ended December 31, 2013, was primarily attributable to an increase in interest rates, partially offset by narrowing credit spreads.

    At December 31, 2013, $163 million of the total $2.6 billion of gross unrealized losses were from 60 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  Investment Grade Fixed Maturity Securities

    Of the $163 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $76 million, or 47%, are related to gross unrealized losses on 39 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $163 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $87 million, or 53%, are related to gross unrealized losses on 21 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans) and ABS (primarily foreign ABS) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities decreased $36 million during the year ended December 31, 2013 from $116 million to $80 million. Of the $80 million, $33 million were from ten equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, all of which were financial services industry investment grade non-redeemable preferred stock, of which 68% were rated A or better.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Mortgage Loans

 Mortgage Loans by Portfolio Segment

   Mortgage loans are summarized as follows at:

                                                                    December 31,
                                                     ------------------------------------------
                                                             2013                  2012
                                                     --------------------  --------------------
                                                       Carrying     % of     Carrying     % of
                                                         Value      Total      Value      Total
                                                     ------------- ------  ------------- ------
                                                     (In millions)         (In millions)
Mortgage loans held-for-investment:
 Commercial.........................................   $  33,072    71.9 %   $  33,369    74.7 %
 Agricultural.......................................      11,025     24.0       11,487     25.7
 Residential........................................       1,858      4.0          105      0.3
                                                       ---------   ------    ---------   ------
   Subtotal (1).....................................      45,955     99.9       44,961    100.7
 Valuation allowances...............................       (272)    (0.6)        (304)    (0.7)
                                                       ---------   ------    ---------   ------
   Subtotal mortgage loans held-for-investment, net.      45,683     99.3       44,657    100.0
 Residential -- FVO.................................         338      0.7           --       --
                                                       ---------   ------    ---------   ------
   Total mortgage loans held-for-investment, net....      46,021    100.0       44,657    100.0
                                                       ---------   ------    ---------   ------
Mortgage loans held-for-sale........................           3       --           --       --
                                                       ---------   ------    ---------   ------
     Total mortgage loans, net......................   $  46,024   100.0 %   $  44,657   100.0 %
                                                       =========   ======    =========   ======

--------

(1)In 2013, the Company purchased $319 million, $1 million and $1.8 billion of commercial, agricultural and residential mortgage loans, respectively. In 2012, the Company purchased $1.2 billion, $191 million and $105 million of commercial, agricultural and residential mortgage loans, respectively, of which $1.2 billion, and $191 million of commercial and agricultural mortgage loans, respectively, were purchased at estimated fair value from an affiliate, MetLife Bank, National Association ("MetLife Bank").

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Mortgage Loans and Valuation Allowance by Portfolio Segment

   The carrying value prior to valuation allowance ("recorded investment") in mortgage loans held-for-investment, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, were as follows at:

                                                                       December 31,
                                -------------------------------------------------------------------------------------------
                                                    2013                                          2012
                                --------------------------------------------- ---------------------------------------------
                                Commercial Agricultural Residential   Total   Commercial Agricultural Residential   Total
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
                                                                       (In millions)
Mortgage loans:
  Evaluated individually for
   credit losses............... $     415   $      96    $      4   $     515 $     441   $     181     $   --    $     622
  Evaluated collectively for
   credit losses...............    32,657      10,929       1,854      45,440    32,928      11,306        105       44,339
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
   Total mortgage loans........    33,072      11,025       1,858      45,955    33,369      11,487        105       44,961
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
Valuation allowances:..........
  Specific credit losses.......        49           7          --          56        84          21         --          105
  Non-specifically identified
   credit losses...............       164          33          19         216       172          27         --          199
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
   Total valuation
    allowances.................       213          40          19         272       256          48         --          304
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
    Mortgage loans, net of
     valuation
     allowance................. $  32,859   $  10,985    $  1,839   $  45,683 $  33,113   $  11,439     $  105    $  44,657
                                =========   =========    ========   ========= =========   =========     ======    =========

 Valuation Allowance Rollforward by Portfolio Segment

   The changes in the valuation allowance, by portfolio segment, were as follows:

                                 Commercial Agricultural  Residential  Total
                                 ---------- ------------- ----------- --------
                                            (In millions)
 Balance at January 1, 2011.....  $    441     $    81      $    --   $    522
 Provision (release)............     (111)         (2)           --      (113)
 Charge-offs, net of recoveries.      (12)         (4)           --       (16)
                                  --------     -------      -------   --------
 Balance at December 31, 2011...       318          75           --        393
 Provision (release)............      (50)           2           --       (48)
 Charge-offs, net of recoveries.      (12)        (24)           --       (36)
 Transfers to held-for-sale.....        --         (5)           --        (5)
                                  --------     -------      -------   --------
 Balance at December 31, 2012...       256          48           --        304
 Provision (release)............      (43)           3           19       (21)
 Charge-offs, net of recoveries.        --        (11)           --       (11)
                                  --------     -------      -------   --------
 Balance at December 31, 2013...  $    213     $    40      $    19   $    272
                                  ========     =======      =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in non-accrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans held-for-investment, were as follows:

                                   Recorded Investment
                       -------------------------------------------
                       Debt Service Coverage Ratios
                       -----------------------------         % of     Estimated   % of
                       > 1.20x 1.00x - 1.20x < 1.00x  Total  Total   Fair Value   Total
                       ------- ------------- ------- ------- -----  ------------- -----
                                   (In millions)                    (In millions)
December 31, 2013:
Loan-to-value ratios:
Less than 65%......... $24,585    $  476      $596   $25,657  77.6%    $26,900     78.4%
65% to 75%............   5,219       438       104     5,761  17.4       5,852     17.1
76% to 80%............     444       157       189       790   2.4         776      2.3
Greater than 80%......     583       205        76       864   2.6         769      2.2
                       -------    ------      ----   ------- -----     -------    -----
 Total................ $30,831    $1,276      $965   $33,072 100.0%    $34,297    100.0%
                       =======    ======      ====   ======= =====     =======    =====

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

                                      Recorded Investment
                       ------------------------------------------------
                         Debt Service Coverage Ratios
                       --------------------------------           % of     Estimated   % of
                        > 1.20x  1.00x - 1.20x < 1.00x    Total   Total   Fair Value   Total
                       --------- ------------- -------- --------- -----  ------------- -----
                                     (In millions)                       (In millions)
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  24,906   $    452    $    575 $  25,933  77.7%   $  27,894    78.8%
65% to 75%............     4,254        641         108     5,003  15.0        5,218    14.7
76% to 80%............       448        123         259       830   2.5          863     2.4
Greater than 80%......       847        501         255     1,603   4.8        1,451     4.1
                       ---------   --------    -------- --------- -----    ---------   -----
 Total................ $  30,455   $  1,717    $  1,197 $  33,369 100.0%   $  35,426   100.0%
                       =========   ========    ======== ========= =====    =========   =====

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans held-for-investment, were as follows:

                                             December 31,
                             --------------------------------------------
                                      2013                   2012
                             ---------------------  ---------------------
                               Recorded     % of      Recorded     % of
                              Investment    Total    Investment    Total
                             ------------- -------  ------------- -------
                             (In millions)          (In millions)
      Loan-to-value ratios:
      Less than 65%.........   $  10,165      92.2%   $  10,628      92.5%
      65% to 75%............         659       6.0          514       4.5
      76% to 80%............          84       0.8           92       0.8
      Greater than 80%......         117       1.0          253       2.2
                               ---------   -------    ---------   -------
       Total................   $  11,025     100.0%   $  11,487     100.0%
                               =========   =======    =========   =======

   The estimated fair value of agricultural mortgage loans held-for-investment was $11.3 billion and $11.8 billion at December 31, 2013 and 2012, respectively.

 Credit Quality of Residential Mortgage Loans

   The credit quality of residential mortgage loans held-for-investment, were as follows:

                                              December 31,
                              --------------------------------------------
                                       2013                   2012
                              ---------------------  ---------------------
                                Recorded     % of      Recorded     % of
                               Investment    Total    Investment    Total
                              ------------- -------  ------------- -------
                              (In millions)          (In millions)
     Performance indicators:
     Performing..............   $  1,812       97.5%    $  105       100.0%
     Nonperforming...........         46        2.5         --          --
                                --------    -------     ------     -------
      Total..................   $  1,858      100.0%    $  105       100.0%
                                ========    =======     ======     =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   The estimated fair value of residential mortgage loans held-for-investment was $1.8 billion and $109 million at December 31, 2013 and 2012, respectively.

 Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2013 and 2012. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and accrual status of mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                                                   Greater than 90 Days Past Due and
                           Past Due                     Still Accruing Interest                Nonaccrual Status
              ----------------------------------- ----------------------------------- -----------------------------------
              December 31, 2013 December 31, 2012 December 31, 2013 December 31, 2012 December 31, 2013 December 31, 2012
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             (In millions)
Commercial...     $     --          $      --         $     --          $     --          $     169         $      83
Agricultural.           44                116               --                53                 47                67
Residential..           46                 --               --                --                 46                --
                  --------          ---------         --------          --------          ---------         ---------
 Total            $     90          $     116         $     --          $     53          $     262         $     150
                  ========          =========         ========          ========          =========         =========

 Impaired Mortgage Loans

   Impaired mortgage loans held-for-investment, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at and for the years ended:

                                                          Loans without
                  Loans with a Valuation Allowance     a Valuation Allowance           All Impaired Loans
              ---------------------------------------- --------------------  --------------------------------------
               Unpaid                                   Unpaid                Unpaid             Average
              Principal  Recorded  Valuation  Carrying Principal   Recorded  Principal Carrying  Recorded  Interest
               Balance  Investment Allowances  Value    Balance   Investment  Balance   Value   Investment  Income
              --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
                                                         (In millions)
December 31, 2013:
Commercial...  $  173     $  169     $   49    $  120   $  247      $  246    $  420    $  366    $  430    $  12
Agricultural.      64         62          7        55       35          34        99        89       151        9
Residential..      --         --         --        --        5           4         5         4         2       --
               ------     ------     ------    ------   ------      ------    ------    ------    ------    -----
  Total......  $  237     $  231     $   56    $  175   $  287      $  284    $  524    $  459    $  583    $  21
               ======     ======     ======    ======   ======      ======    ======    ======    ======    =====
December 31, 2012:
Commercial...  $  367     $  359     $   84    $  275   $   82      $   82    $  449    $  357    $  384    $  11
Agricultural.     110        107         21        86       79          74       189       160       201        8
Residential..      --         --         --        --       --          --        --        --        --       --
               ------     ------     ------    ------   ------      ------    ------    ------    ------    -----
  Total......  $  477     $  466     $  105    $  361   $  161      $  156    $  638    $  517    $  585    $  19
               ======     ======     ======    ======   ======      ======    ======    ======    ======    =====

   Unpaid principal balance is generally prior to any charge-offs. Interest income recognized is primarily cash basis income. The average recorded investment for commercial, agricultural and residential mortgage loans was $257 million, $239 million and $0, respectively, for the year ended
 December 31, 2011; and interest income recognized for commercial, agricultural and residential mortgage loans was $5 million, $3 million and $0, respectively, for the year ended December 31, 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Mortgage Loans Modified in a Troubled Debt Restructuring

   For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. The number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                                                   Years Ended December 31,
              ---------------------------------------------------------------------------------------------------
                                    2013                                              2012
              ------------------------------------------------- -------------------------------------------------
                Number of      Carrying Value after Specific      Number of      Carrying Value after Specific
              Mortgage Loans        Valuation Allowance         Mortgage Loans        Valuation Allowance
              -------------- ---------------------------------- -------------- ----------------------------------
                             Pre-Modification Post-Modification                Pre-Modification Post-Modification
                             ---------------- -----------------                ---------------- -----------------
                                       (In millions)                                     (In millions)
Commercial...          1         $    49           $    49              1          $    168         $    152
Agricultural.          2              24                24              5                17               16
Residential..         27               5                 5             --                --               --
                  ------         -------           -------          -----          --------         --------
 Total.......         30         $    78           $    78              6          $    185         $    168
                  ======         =======           =======          =====          ========         ========

   The Company had one residential mortgage loan modified in a troubled debt restructuring with a subsequent payment default with a carrying value of less than $1 million at December 31, 2013. There were no mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2012. Payment default is determined in the same manner as delinquency status as described above.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit and renewable energy partnerships, loans to affiliates (see "- Related Party Investment Transactions") and leveraged leases.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Leveraged Leases

   Investment in leveraged leases consisted of the following at:

                                                               December 31,
                                                             -----------------
                                                               2013     2012
                                                             -------- --------
                                                               (In millions)
  Rental receivables, net................................... $  1,393 $  1,465
  Estimated residual values.................................      853      927
   Subtotal.................................................    2,246    2,392
  Unearned income...........................................    (742)    (834)
                                                             -------- --------
   Investment in leveraged leases, net of non-recourse debt. $  1,504 $  1,558
                                                             ======== ========

   Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years but in certain circumstances can be over 30 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2013 and 2012, all rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.4 billion at both December 31, 2013 and 2012.

   The components of income from investment in leveraged leases, excluding net investment gains (losses), were as follows:

                                                                        Years Ended December 31,
                                                                        ------------------------
                                                                         2013    2012    2011
                                                                         ------   -----   -----
                                                                          (In millions)
Income from investment in leveraged leases............................. $   60   $  34   $ 101
Less: Income tax expense on leveraged leases...........................     21      12      35
                                                                         ------   -----   -----
Investment income after income tax from investment in leveraged leases. $   39   $  22   $  66
                                                                         ======   =====   =====

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $790 million and $1.1 billion at December 31, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                           Years Ended December 31,
                                                                         ----------------------------
                                                                           2013     2012      2011
                                                                         -------- --------- ---------
                                                                                (In millions)
Fixed maturity securities............................................... $  8,521 $  19,120 $  14,266
Fixed maturity securities with noncredit OTTI losses in AOCI............    (149)     (256)     (522)
                                                                         -------- --------- ---------
 Total fixed maturity securities........................................    8,372    18,864    13,744
Equity securities.......................................................       83      (13)      (98)
Derivatives.............................................................      361     1,052     1,293
Short-term investments..................................................       --       (2)      (10)
Other...................................................................        5        18        45
                                                                         -------- --------- ---------
 Subtotal...............................................................    8,821    19,919    14,974
                                                                         -------- --------- ---------
Amounts allocated from:
 Insurance liability loss recognition...................................    (610)   (5,120)   (3,495)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI.................................................................        5        12        33
 DAC and VOBA...........................................................    (721)   (1,231)   (1,102)
 Policyholder dividend obligation.......................................  (1,771)   (3,828)   (2,919)
                                                                         -------- --------- ---------
   Subtotal.............................................................  (3,097)  (10,167)   (7,483)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI....................................................       51        86       172
Deferred income tax benefit (expense)...................................  (2,070)   (3,498)   (2,794)
                                                                         -------- --------- ---------
Net unrealized investment gains (losses)................................    3,705     6,340     4,869
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................      (1)       (1)       (1)
                                                                         -------- --------- ---------
Net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company................................................ $  3,704 $   6,339 $   4,868
                                                                         ======== ========= =========

  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                                Years Ended December 31,
                                                              --------------------------
                                                                 2013          2012
                                                                --------      --------
                                                                (In millions)
 Balance at January 1,....................................... $  (256)      $  (522)
 Noncredit OTTI losses and subsequent changes recognized (1).       47          (22)
 Securities sold with previous noncredit OTTI loss...........      114           122
 Subsequent changes in estimated fair value..................     (54)           166
                                                                --------      --------
 Balance at December 31,..................................... $  (149)      $  (256)
                                                                ========      ========

--------

(1)Noncredit OTTI losses and subsequent changes recognized, net of DAC, were $40 million and ($26) million for the years ended December 31, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                            Years Ended December 31,
                                                                         -------------------------------
                                                                           2013       2012       2011
                                                                         --------- ---------- ----------
                                                                                  (In millions)
Balance at January 1,................................................... $   6,339 $    4,868 $    2,418
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................       107        266      (103)
Unrealized investment gains (losses) during the year....................  (11,205)      4,679      9,248
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition............................     4,510    (1,625)    (3,069)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI.................................................................       (7)       (21)          6
 DAC and VOBA...........................................................       510      (129)      (269)
 Policyholder dividend obligation.......................................     2,057      (909)    (2,043)
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in AOCI...................................................      (35)       (86)         34
 Deferred income tax benefit (expense)..................................     1,428      (704)    (1,354)
                                                                         --------- ---------- ----------
Net unrealized investment gains (losses)................................     3,704      6,339      4,868
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................        --         --         --
                                                                         --------- ---------- ----------
Balance at December 31,................................................. $   3,704 $    6,339 $    4,868
                                                                         ========= ========== ==========
Change in net unrealized investment gains (losses)...................... $ (2,635) $    1,471 $    2,450
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests..............................................        --         --         --
                                                                         --------- ---------- ----------
Change in net unrealized investment gains (losses) attributable to
  Metropolitan Life Insurance Company................................... $ (2,635) $    1,471 $    2,450
                                                                         ========= ========== ==========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2013 and 2012.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                          -------------------
                                                            2013      2012
                                                          --------- ---------
                                                             (In millions)
  Securities on loan: (1)
   Amortized cost........................................ $  18,829 $  16,224
   Estimated fair value.................................. $  19,153 $  18,564
  Cash collateral on deposit from counterparties (2)..... $  19,673 $  19,036
  Security collateral on deposit from counterparties (3). $      -- $      46
  Reinvestment portfolio -- estimated fair value......... $  19,822 $  19,392

--------

(1)Included within fixed maturity securities, short-term investments and equity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and equity securities, and trading and FVO securities, and at carrying value for mortgage loans at:

                                                                December 31,
                                                              -----------------
                                                                2013     2012
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $  1,338 $  1,555
 Invested assets pledged as collateral (1)...................   19,555   19,812
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $ 20,893 $ 21,367
                                                              ======== ========

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), and derivative transactions (see Note 9).

    See "-- Securities Lending" for securities on loan and Note 7 for investments designated to the closed block.

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                       -----------------
                                                         2013     2012
                                                       -------- --------
                                                         (In millions)
       Outstanding principal and interest balance (1). $  4,653 $  4,335
       Carrying value (2)............................. $  3,601 $  3,441

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                           Years Ended December 31,
                                                         --------------------------
                                                           2013          2012
                                                           ---------    ---------
                                                            (In millions)
   Contractually required payments (including interest). $   1,612     $   1,911
   Cash flows expected to be collected (1).............. $   1,248     $   1,436
   Fair value of investments acquired................... $     841     $     936

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                           Years Ended December 31,
                                                         --------------------------
                                                           2013          2012
                                                           ---------    ---------
                                                            (In millions)
    Accretable yield, January 1,........................ $   2,357     $   1,978
    Investments purchased...............................       407           500
    Accretion recognized in earnings....................     (236)         (181)
    Disposals...........................................     (144)          (84)
    Reclassification (to) from nonaccretable difference.        47           144
                                                           ---------    ---------
    Accretable yield, December 31,...................... $   2,431     $   2,357
                                                           =========    =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $8.8 billion at December 31, 2013. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.7 billion at December 31, 2013. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for two of the three most recent annual periods:
2013 and 2011. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2013, 2012 and 2011. Aggregate total assets of these entities totaled $280.7 billion and $259.4 billion at December 31, 2013 and 2012, respectively. Aggregate total liabilities of these entities totaled $23.5 billion and $22.2 billion at December 31, 2013 and 2012, respectively. Aggregate net income (loss) of these entities totaled $25.0 billion, $16.5 billion and $8.4 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions (including CSEs) that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Consolidated VIEs

   The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2013 and 2012. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                                        December 31,
                                                                           ---------------------------------------
                                                                                   2013                2012
                                                                           -------------------- ------------------
                                                                            Total      Total    Total     Total
                                                                            Assets  Liabilities Assets Liabilities
                                                                           -------- ----------- ------ -----------
                                                                                        (In millions)
Real estate joint ventures (1)............................................ $  1,181   $  443    $  11     $  14
Fixed maturity securities (2).............................................      159       80      172        83
Other invested assets.....................................................       82        7       85        --
Other limited partnership interests.......................................       61       --      189         1
CSEs (assets (primarily securities) and liabilities (primarily debt)) (3).       23       22       51        50
                                                                           --------   ------    -----     -----
 Total.................................................................... $  1,506   $  552    $ 508     $ 148
                                                                           ========   ======    =====     =====

--------

(1)The Company consolidated an open ended core real estate fund formed in the fourth quarter of 2013, which represented the majority of the balances at December 31, 2013. Assets of the real estate fund are a real estate investment trust which holds primarily traditional core income-producing real estate which have associated liabilities that are primarily non-recourse debt secured by certain real estate assets of the fund. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its investment in the real estate fund of $178 million at carrying value at December 31, 2013. The long-term debt bears interest primarily at fixed rates ranging from 1.39% to 4.45%, payable primarily on a monthly basis. Interest expense related to these obligations, included in other expenses, was less than $1 million for the year ended December 31, 2013.

(2)The Company consolidates certain fixed maturity securities purchased in an investment vehicle which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $2 million and $1 million for the years ended December 31, 2013 and 2012, respectively. There was no interest expense for the year ended December 31, 2011.

(3)The Company consolidates entities that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of less than $1 million at estimated fair value at both December 31, 2013 and 2012. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $3 million, $4 million and $9 million for the years ended December 31, 2013, 2012 and 2011, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                December 31,
                                                 -------------------------------------------
                                                         2013                  2012
                                                 --------------------- ---------------------
                                                             Maximum               Maximum
                                                 Carrying   Exposure   Carrying   Exposure
                                                  Amount   to Loss (1)  Amount   to Loss (1)
                                                 --------- ----------- --------- -----------
                                                                (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, CMBS and ABS) (2). $  40,910  $  40,910  $  42,936  $  42,936
 U.S. and foreign corporate.....................     2,251      2,251      2,566      2,566
Other limited partnership interests.............     3,168      4,273      2,966      3,880
Other invested assets...........................     1,498      1,852      1,068      1,381
Real estate joint ventures......................        31         31         34         40
                                                 ---------  ---------  ---------  ---------
 Total.......................................... $  47,858  $  49,317  $  49,570  $  50,803
                                                 =========  =========  =========  =========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $257 million and $315 million at December 31, 2013 and 2012, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2013, 2012 and 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Investment Income

  The components of net investment income were as follows:

                                                      Years Ended December 31,
                                                    -----------------------------
                                                      2013      2012      2011
                                                    --------- --------- ---------
                                                            (In millions)
Investment income:
 Fixed maturity securities......................... $   8,279 $   8,295 $   8,225
 Equity securities.................................        78        68        73
 Trading and FVO securities (1)....................        43        77        29
 Mortgage loans....................................     2,405     2,528     2,401
 Policy loans......................................       440       451       479
 Real estate and real estate joint ventures........       699       593       493
 Other limited partnership interests...............       633       555       435
 Cash, cash equivalents and short-term investments.        32        19        12
 International joint ventures......................       (4)       (2)       (1)
 Other.............................................        21         7       112
                                                    --------- --------- ---------
   Subtotal........................................    12,626    12,591    12,258
 Less: Investment expenses.........................       844       743       652
                                                    --------- --------- ---------
   Subtotal, net...................................    11,782    11,848    11,606
                                                    --------- --------- ---------
FVO CSEs--interest income:
 Securities........................................         3         4         9
                                                    --------- --------- ---------
   Subtotal........................................         3         4         9
                                                    --------- --------- ---------
     Net investment income......................... $  11,785 $  11,852 $  11,615
                                                    ========= ========= =========

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $4 million, $44 million and $2 million for the years ended December 31, 2013, 2012, and 2011, respectively.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                           Years Ended December 31,
                                                                         --------------------------
                                                                          2013      2012     2011
                                                                          ------  --------  ------
                                                                             (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Utility............................................................ $ (48)   $   (29)  $   --
     Consumer...........................................................   (12)       (19)    (40)
     Finance............................................................    (4)       (21)    (37)
     Communications.....................................................    (2)       (18)    (26)
     Industrial.........................................................     --        (4)     (8)
     Transportation.....................................................     --        (1)      --
                                                                          ------  --------  ------
       Total U.S. and foreign corporate securities......................   (66)       (92)   (111)
   RMBS.................................................................   (62)       (70)    (78)
   CMBS.................................................................     --       (28)     (9)
   ABS..................................................................     --        (2)    (28)
   Foreign government...................................................     --         --     (1)
                                                                          ------  --------  ------
 OTTI losses on fixed maturity securities recognized in earnings........  (128)      (192)   (227)
 Fixed maturity securities -- net gains (losses) on sales and disposals.    177         16     107
                                                                          ------  --------  ------
   Total gains (losses) on fixed maturity securities....................     49      (176)   (120)
                                                                          ------  --------  ------
Total gains (losses) on equity securities:
 Total OTTI losses recognized -- by sector:
   Non-redeemable preferred stock.......................................   (17)         --    (33)
   Common stock.........................................................    (2)        (7)     (8)
                                                                          ------  --------  ------
 OTTI losses on equity securities recognized in earnings................   (19)        (7)    (41)
 Equity securities -- net gains (losses) on sales and disposals.........      6         15      44
                                                                          ------  --------  ------
   Total gains (losses) on equity securities............................   (13)          8       3
                                                                          ------  --------  ------
 Trading and FVO securities -- FVO general account securities...........     11         11     (2)
 Mortgage loans.........................................................     31         84     133
 Real estate and real estate joint ventures.............................   (15)       (27)     133
 Other limited partnership interests....................................   (41)       (35)      11
 Other investment portfolio gains (losses)..............................      5      (192)     (4)
                                                                          ------  --------  ------
     Subtotal -- investment portfolio gains (losses)....................     27      (327)     154
                                                                          ------  --------  ------
FVO CSEs:
 Securities.............................................................      2         --      --
 Long-term debt -- related to securities................................    (2)        (7)     (8)
Non-investment portfolio gains (losses).................................     21          4    (14)
                                                                          ------  --------  ------
     Subtotal FVO CSEs and non-investment portfolio gains (losses)......     21        (3)    (22)
                                                                          ------  --------  ------
       Total net investment gains (losses).............................. $   48   $  (330)  $  132
                                                                          ======  ========  ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   See "-- Variable Interest Entities" for discussion of CSEs.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were less than $1 million, $2 million and $21 million for the years ended December 31, 2013, 2012 and 2011, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                            Years Ended December 31,
                                     -----------------------------------------------------------------------
                                       2013     2012     2011   2013  2012  2011    2013     2012     2011
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
                                     Fixed Maturity Securities  Equity Securities           Total
                                     -------------------------- ----------------- --------------------------
                                                                  (In millions)
Proceeds............................ $ 45,538 $ 29,472 $ 34,015 $ 144 $ 126 $ 771 $ 45,682 $ 29,598 $ 34,786
                                     ======== ======== ======== ===== ===== ===== ======== ======== ========
Gross investment gains.............. $    556 $    327 $    445 $  25 $  23 $  86 $    581 $    350 $    531
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
Gross investment losses.............    (379)    (311)    (338)  (19)   (8)  (42)    (398)    (319)    (380)
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
Total OTTI losses:
  Credit-related....................    (115)    (125)    (183)    --    --    --    (115)    (125)    (183)
  Other (1).........................     (13)     (67)     (44)  (19)   (7)  (41)     (32)     (74)     (85)
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
   Total OTTI losses................    (128)    (192)    (227)  (19)   (7)  (41)    (147)    (199)    (268)
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
    Net investment gains (losses)... $     49 $  (176) $  (120) $(13) $   8 $   3 $     36 $  (168) $  (117)
                                     ======== ======== ======== ===== ===== ===== ======== ======== ========

--------

(1)Other OTTI losses recognized in earnings include impairments on (i) equity securities, (ii) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and (iii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Credit Loss Rollforward

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                         Years Ended December 31,
                                                                         ------------------------
                                                                            2013         2012
                                                                          ----------  ----------
                                                                             (In millions)
Balance at January 1,................................................... $      285   $      316
Additions:
 Initial impairments -- credit loss OTTI recognized on
  securities not previously impaired....................................          4           38
 Additional impairments -- credit loss OTTI recognized on
  securities previously impaired........................................         54           45
Reductions:
 Sales (maturities, pay downs or prepayments) during the period
  of securities previously impaired as credit loss OTTI.................       (65)         (95)
 Securities impaired to net present value of expected future cash flows.         --         (17)
 Increases in cash flows -- accretion of previous credit loss OTTI......        (1)          (2)
                                                                          ----------  ----------
Balance at December 31,................................................. $      277   $      285
                                                                          ==========  ==========

 Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                     Years Ended December 31,
                                                                     ------------------------
                                                                      2013    2012     2011
                                                                     ------  -------  ------
                                                                         (In millions)
Estimated fair value of invested assets transferred to affiliates... $  781  $     4  $  170
Amortized cost of invested assets transferred to affiliates......... $  688  $     4  $  164
Net investment gains (losses) recognized on transfers............... $   93  $    --  $    6
Estimated fair value of invested assets transferred from affiliates. $  882  $    --  $  132

   Included within the transfers to affiliates in 2013 and transfers from affiliates in 2013 was $751 million and $739 million, respectively, related to the establishment of a custodial account to secure certain policyholder liabilities. See Note 20.

   The Company purchased from MetLife Bank, $1.5 billion of fixed maturity securities, at estimated fair value, for cash during the year ended December 31, 2012. See "-- Mortgage Loans" for information on additional purchases from this affiliate.

   The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $172 million, $158 million and $164 million for the years ended December 31, 2013, 2012 and 2011, respectively. The Company also had additional affiliated net investment income of $4 million, $4 million and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   The Company has affiliated loans outstanding, which are included in other invested assets, totaling $1.5 billion at both December 31, 2013 and 2012. At December 31, 2011, the loans were outstanding with Exeter. During 2012, MetLife, Inc. assumed this affiliated debt from Exeter. One loan matured on September 30, 2012 and was replaced by a new loan on October 1, 2012. The loans, which bear interest at a fixed rate, payable semiannually are due as follows: $500 million at 6.44% due on June 30, 2014, $250 million at 3.57% due on October 1, 2019, $250 million at 7.44% due on September 30, 2016, $150 million at 5.64% due July 15, 2021 and $375 million at 5.86% due December 16, 2021. Net investment income from these loans was $90 million, $93 million and $69 million for the years ended December 31, 2013, 2012 and 2011, respectively.

   The Company has a loan outstanding to Exeter, which is included in other invested assets, totaling $75 million at both December 31, 2013 and 2012. This loan is due on December 30, 2014 and bears interest on a weighted average of 6.80%. Net investment income from this loan was $5 million for each of the years ended December 31, 2013, 2012 and 2011, respectively.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

   The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and forwards.

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


   The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps. Structured interest rate swaps are not designated as hedging instruments.

   The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

   In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in non-qualifying hedging relationships. Swaptions are included in interest rate options.

   The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

   To a lesser extent the Company uses interest rate futures in non-qualifying hedging relationships.

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency exchange rate derivatives including foreign currency swaps, and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

   To a lesser extent, the Company uses currency options in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, or involuntary restructuring. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

   The Company also enters into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

 Equity Derivatives

   To a lesser extent the Company uses equity index options in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                      December 31,
                                                             ---------------------------------------------------------------
                                                                          2013                            2012
                                                             ------------------------------- -------------------------------
                                                                        Estimated Fair Value            Estimated Fair Value
                                                                        --------------------            --------------------
                                                              Notional                        Notional
                           Primary Underlying Risk Exposure    Amount    Assets  Liabilities   Amount    Assets  Liabilities
                           --------------------------------  ---------- -------- ----------- ---------- -------- -----------
                                                                                      (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $    5,940 $  1,277  $     68   $    4,824 $  1,893  $     79
  Foreign currency swaps.. Foreign currency exchange rate...      2,591      252       122        3,064      332        71
                                                             ---------- --------  --------   ---------- --------  --------
   Subtotal..............................................         8,531    1,529       190        7,888    2,225       150
                                                             ---------- --------  --------   ---------- --------  --------
Cash flow hedges:
  Interest rate swaps..... Interest rate....................      2,584       77       109        2,984      606        --
  Interest rate forwards.. Interest rate....................        205        3         3          265       58        --
  Foreign currency swaps.. Foreign currency exchange rate...     10,560      374       500        7,595      198       246
                                                             ---------- --------  --------   ---------- --------  --------
   Subtotal..............................................        13,349      454       612       10,844      862       246
                                                             ---------- --------  --------   ---------- --------  --------
    Total qualifying hedges.............................         21,880    1,983       802       18,732    3,087       396
                                                             ---------- --------  --------   ---------- --------  --------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps....... Interest rate....................     59,022    1,320       732       41,008    1,978       854
Interest rate floors...... Interest rate....................     38,220      323       234       33,870      737       493
Interest rate caps........ Interest rate....................     29,809      141        --       40,434       63        --
Interest rate futures..... Interest rate....................        105       --        --        2,476       --        10
Interest rate options..... Interest rate....................      4,849      120         8        4,862      336         2
Synthetic GICs............ Interest rate....................      4,409       --        --        4,162       --        --
Foreign currency swaps.... Foreign currency exchange rate...      7,267       79       492        6,411      137       532
Foreign currency forwards. Foreign currency exchange rate...      4,261       44        32        2,131       16        26
Currency options.......... Foreign currency exchange rate...         --       --        --          129        1        --
Credit default
 swaps--purchased......... Credit...........................      1,506        7        21        1,463        7        14
Credit default
 swaps--written........... Credit...........................      6,600      124         1        6,230       55         5
Equity options............ Equity market....................      1,147       --        --          630        1        --
                                                             ---------- --------  --------   ---------- --------  --------
   Total non-designated or non-qualifying derivatives....       157,195    2,158     1,520      143,806    3,331     1,936
                                                             ---------- --------  --------   ---------- --------  --------
    Total...............................................     $  179,075 $  4,141  $  2,322   $  162,538 $  6,418  $  2,332
                                                             ========== ========  ========   ========== ========  ========

  Based on notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2013 and 2012. The Company's use of derivatives includes
(i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes in the consolidated statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                 Years Ended December 31,
                                                ---------------------------
                                                   2013     2012     2011
                                                ---------- ------- --------
                                                       (In millions)
    Derivatives and hedging gains (losses) (1). $  (1,205) $    77 $  2,040
    Embedded derivatives.......................        135     598    (462)
                                                ---------- ------- --------
     Total net derivative gains (losses)....... $  (1,070) $   675 $  1,578
                                                ========== ======= ========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The following table presents earned income on derivatives:

                                                        Years Ended December 31,
                                                        ------------------------
                                                         2013     2012    2011
                                                         ------  ------  ------
                                                           (In millions)
   Qualifying hedges:
    Net investment income.............................. $  129   $  108  $   96
    Interest credited to policyholder account balances.    148      146     173
   Non-qualifying hedges:
    Net investment income..............................    (6)      (6)     (8)
    Net derivative gains (losses)......................    450      314     179
                                                         ------  ------  ------
      Total............................................ $  721   $  562  $  440
                                                         ======  ======  ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                       Net          Net
                                                    Derivative   Investment
                                                  Gains (Losses) Income (1)
                                                  -------------- ----------
                                                        (In millions)
     Year Ended December 31, 2013:
      Interest rate derivatives..................   $  (1,753)   $      --
      Foreign currency exchange rate derivatives.         (69)          --
      Credit derivatives -- purchased............          (6)        (14)
      Credit derivatives -- written..............          100           1
      Equity derivatives.........................           --        (22)
                                                    ----------   ---------
        Total....................................   $  (1,728)   $    (35)
                                                    ==========   =========
     Year Ended December 31, 2012:
      Interest rate derivatives..................   $     (83)   $      --
      Foreign currency exchange rate derivatives.        (252)          --
      Credit derivatives -- purchased............         (72)        (15)
      Credit derivatives -- written..............          105          --
      Equity derivatives.........................           --        (12)
                                                    ----------   ---------
        Total....................................   $    (302)   $    (27)
                                                    ==========   =========
     Year Ended December 31, 2011:
      Interest rate derivatives..................   $    1,679   $      --
      Foreign currency exchange rate derivatives.          103          --
      Credit derivatives -- purchased............           74           6
      Credit derivatives -- written..............         (61)         (1)
      Equity derivatives.........................           --        (14)
                                                    ----------   ---------
        Total....................................   $    1,795   $     (9)
                                                    ==========   =========

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative  Net Derivative Ineffectiveness
                                                               Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value  Hedged Items in Fair Value Hedging    Recognized    Recognized for Net Derivative
Hedging Relationships                Relationships             for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (In millions)
Year Ended December 31, 2013:
Interest rate swaps:       Fixed maturity securities..........   $       34      $     (33)      $       1
                           Policyholder liabilities (1).......        (800)             807              7
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................           13            (12)              1
                           Foreign-denominated PABs (2).......         (98)             112             14
                                                                 ----------      ----------      ---------
  Total.....................................................     $    (851)      $      874      $      23
                                                                 ==========      ==========      =========
Year Ended December 31, 2012:
Interest rate swaps:       Fixed maturity securities..........   $        2      $      (3)      $     (1)
                           Policyholder liabilities (1).......         (72)              89             17
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................          (1)               1             --
                           Foreign-denominated PABs (2).......           32            (41)            (9)
                                                                 ----------      ----------      ---------
  Total.....................................................     $     (39)      $       46      $       7
                                                                 ==========      ==========      =========
Year Ended December 31, 2011:
Interest rate swaps:       Fixed maturity securities..........   $     (18)      $       18      $      --
                           Policyholder liabilities (1).......        1,019           (994)             25
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................            1               3              4
                           Foreign-denominated PABs (2).......           28            (55)           (27)
                                                                 ----------      ----------      ---------
  Total.....................................................     $    1,030      $  (1,028)      $       2
                                                                 ==========      ==========      =========

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into net derivative gains (losses). These amounts were not significant for the year ending December 31, 2013, and were $1 million and $3 million for the years ended December 31, 2012 and 2011, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  At December 31, 2013 and 2012, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed seven years and eight years, respectively.

  At December 31, 2013 and 2012, the balance in AOCI associated with cash flow hedges was $361 million and $1.1 billion, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                                    Amount and Location        Amount and Location
                            Amount of Gains          of Gains (Losses)          of Gains (Losses)
Derivatives in Cash Flow  (Losses) Deferred in       Reclassified from        Recognized in Income
Hedging Relationships     AOCI on Derivatives     AOCI into Income (Loss)     (Loss) on Derivatives
------------------------  -------------------- ----------------------------- -----------------------
                          (Effective Portion)       (Effective Portion)       (Ineffective Portion)
-                         -------------------- ----------------------------- -----------------------
                                               Net Derivative Net Investment     Net Derivative
                                               Gains (Losses)     Income         Gains (Losses)
                                               -------------- -------------- -----------------------
                                                       (In millions)
Year Ended December 31, 2013:
Interest rate swaps......  $            (511)    $       20    $         8   $                   (3)
Interest rate forwards...                (43)             1              2                        --
Foreign currency swaps...               (120)          (15)            (3)                         2
Credit forwards..........                 (3)            --              1                        --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $            (677)    $        6    $         8   $                   (1)
                          ==================== ============== ============== =======================
Year Ended December 31, 2012:
Interest rate swaps......  $             (55)    $        3    $         4   $                     1
Interest rate forwards...                 (1)            --              2                        --
Foreign currency swaps...               (187)           (7)            (5)                       (5)
Credit forwards..........                  --            --              1                        --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $            (243)    $      (4)    $         2   $                   (4)
                          ==================== ============== ============== =======================
Year Ended December 31, 2011:
Interest rate swaps......  $              919    $       --    $         1   $                     1
Interest rate forwards...                 128            22              2                         2
Foreign currency swaps...                 166             7            (5)                         1
Credit forwards..........                  18             1             --                        --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $            1,231    $       30    $       (2)   $                     4
                          ==================== ============== ============== =======================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2013, ($17) million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $6.6 billion and $6.2 billion at December 31, 2013 and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

2012, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2013 and 2012, the Company would have received $123 million and $50 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                    December 31,
                                  ---------------------------------------------------------------------------------
                                                    2013                                     2012
                                  ---------------------------------------- ----------------------------------------
                                  Estimated      Maximum                   Estimated      Maximum
                                  Fair Value Amount of Future   Weighted   Fair Value Amount of Future   Weighted
Rating Agency Designation of      of Credit   Payments under    Average    of Credit   Payments under    Average
Referenced                         Default    Credit Default    Years to    Default    Credit Default    Years to
Credit Obligations (1)              Swaps       Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
----------------------------      ---------- ---------------- ------------ ---------- ---------------- ------------
                                         (In millions)                            (In millions)
Aaa/Aa/A
Single name credit default swaps
  (corporate).................... $       6    $        395            2.6  $      7    $        573            2.5
Credit default swaps referencing
  indices........................        20           2,089            1.6        31           2,064            2.1
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        26           2,484            1.7        38           2,637            2.2
                                  ---------- ----------------              ---------- ----------------
Baa
Single name credit default swaps
  (corporate)....................        16             874            3.2         4             835            3.2
Credit default swaps referencing
  indices........................        52           2,898            4.7         6           2,469            4.9
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        68           3,772            4.4        10           3,304            4.5
                                  ---------- ----------------              ---------- ----------------
Ba
Single name credit default swaps
  (corporate)....................        --               5            3.8        --              25            2.7
Credit default swaps referencing
  indices........................        --              --             --        --              --             --
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        --               5            3.8        --              25            2.7
                                  ---------- ----------------              ---------- ----------------
B
Single name credit default swaps
  (corporate)....................        --              --             --        --              --             --
Credit default swaps referencing
  indices........................        29             339            4.9         2             264            4.9
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        29             339            4.9         2             264            4.9
                                  ---------- ----------------              ---------- ----------------
   Total......................... $     123    $      6,600            3.4  $     50    $      6,230            3.5
                                  ========== ================              ========== ================

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $6.6 billion and $6.2 billion from the table above were $70 million and $120 million at December 31, 2013 and 2012, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $10 million in notional and $0 in fair value at both December 31, 2013 and 2012.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis, and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The estimated fair value of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral was as follows at:

                                                                   December 31, 2013    December 31, 2012
Derivatives Subject to a Master Netting Arrangement or a Similar  -------------------- --------------------
Arrangement                                                        Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------  -------- ----------- -------- -----------
                                                                                    (In millions)
 Gross estimated fair value of derivatives:
  OTC-bilateral (1).............................................. $  4,026  $  2,232   $  6,556  $  2,408
  OTC-cleared (1)................................................      251       117         --        --
  Exchange-traded................................................       --        --         --        10
                                                                  --------  --------   --------  --------
    Total gross estimated fair value of derivatives (1)..........    4,277     2,349      6,556     2,418
 Amounts offset in the consolidated balance sheets...............       --        --         --        --
                                                                  --------  --------   --------  --------
 Estimated fair value of derivatives presented in the
   consolidated balance sheets (1)...............................    4,277     2,349      6,556     2,418
 Gross amounts not offset in the consolidated balance sheets:
 Gross estimated fair value of derivatives: (2)
  OTC-bilateral..................................................  (1,844)   (1,844)    (2,083)   (2,083)
  OTC-cleared....................................................    (114)     (114)         --        --
  Exchange-traded................................................       --        --         --        --
 Cash collateral: (3)
  OTC-bilateral..................................................  (1,143)       (3)    (3,425)       (1)
  OTC-cleared....................................................    (128)       (3)         --        --
  Exchange-traded................................................       --        --         --      (10)
 Securities collateral: (4)
  OTC-bilateral..................................................  (1,024)     (319)    (1,048)     (261)
  OTC-cleared....................................................       --        --         --        --
  Exchange-traded................................................       --        --         --        --
                                                                  --------  --------   --------  --------
 Net amount after application of master netting agreements and
   collateral.................................................... $     24  $     66   $     --  $     63
                                                                  ========  ========   ========  ========

--------

(1)At December 31, 2013 and 2012, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $136 million and $138 million, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of $27 million and $86 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received is included in cash and cash equivalents , short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

   derivatives and is included in premiums, reinsurance and other receivables in the consolidated balance sheets. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2013 and 2012, the Company received excess cash collateral of $47 million and $0, respectively, and provided excess cash collateral of $3 million and $25 million, respectively, which is not included in the table above due to the foregoing limitation.

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the consolidated balance sheets. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2013 none of the collateral had been sold or repledged. Securities collateral pledged by the Company is reported in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2013 and 2012, the Company received excess securities collateral with an estimated fair value of $106 million and $139 million, respectively, for its OTC-bilateral derivatives which are not included in the table above due to the foregoing limitation. At December 31, 2013 and 2012, the Company provided excess securities collateral with an estimated fair value of $25 million and $0 , respectively, for its OTC-bilateral derivatives, and $106 million and $0, respectively, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation. At both December 31, 2013 and 2012, the Company did not pledge any securities collateral for its exchange traded derivatives.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                   Estimated Fair Value of       Fair Value of Incremental Collateral
                                                     Collateral Provided:                   Provided Upon:
                                                 ---------------------------- ------------------------------------------
                                                                                                   Downgrade in the
                                                                                                 Company's Financial
                                                                                                 Strength Rating to a
                                    Estimated                                    One Notch     Level that Triggers Full
                                  Fair Value of                                Downgrade in           Overnight
                                  Derivatives in                               the Company's     Collateralization or
                                  Net Liability  Fixed Maturity                  Financial           Termination
                                   Position (1)    Securities       Cash      Strength Rating of the Derivative Position
                                  -------------- -------------- ------------- --------------- --------------------------
                                                                (In millions)
December 31, 2013:
Derivatives subject to financial
  strength-contingent
  provisions.....................  $        354     $    344       $    --        $    --           $            5
Derivatives not subject to
  financial strength-contingent
  provisions.....................             4           --             3             --                       --
                                  -------------- -------------- ------------- --------------- --------------------------
 Total...........................  $        358     $    344       $     3        $    --           $            5
                                  ============== ============== ============= =============== ==========================
December 31, 2012:
Derivatives subject to financial
  strength-contingent
  provisions.....................  $        263     $    261       $    --        $    --           $            1
Derivatives not subject to
  financial strength-contingent
  provisions.....................            --           --             1             --                       --
                                  -------------- -------------- ------------- --------------- --------------------------
 Total...........................  $        263     $    261       $     1        $    --           $            1
                                  ============== ============== ============= =============== ==========================

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                       December 31,
                                                                                     -----------------
                                                           Balance Sheet Location      2013     2012
                                                          -------------------------- -------- --------
                                                                                       (In millions)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...................... Premiums, reinsurance and
                                                          other receivables......... $   (62) $  1,362
  Options embedded in debt or equity
   securities............................................ Investments...............    (106)     (55)
                                                                                     -------- --------
   Net embedded derivatives within asset host contracts..........................    $  (168) $  1,307
                                                                                     ======== ========
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..................... PABs...................... $  (868) $   (92)
  Funds withheld on ceded reinsurance.................... Other liabilities.........      758    1,563
  Other.................................................. PABs......................        4       16
                                                                                     -------- --------
   Net embedded derivatives within liability host contracts......................    $  (106) $  1,487
                                                                                     ======== ========

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                 Years Ended December 31,
                                                 ----------------------
                                                  2013     2012    2011
                                                 ------   ------ --------
                                                     (In millions)
         Net derivative gains (losses) (1), (2). $  135   $  598 $  (462)

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($42) million, ($71) million and $88 million for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $125 million, $122 million and ($219) million for the years ended December 31, 2013, 2012 and 2011, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses) included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

  Level 1  Unadjusted quoted prices in active
           markets for identical assets or
           liabilities. The Company defines
           active markets based on average
           trading volume for equity securities.
           The size of the bid/ask spread is
           used as an indicator of market
           activity for fixed maturity
           securities.

  Level 2  Quoted prices in markets that are not
           active or inputs that are observable
           either directly or indirectly. These
           inputs can include quoted prices for
           similar assets or liabilities other
           than quoted prices in Level 1, quoted
           prices in markets that are not
           active, or other significant inputs
           that are observable or can be derived
           principally from or corroborated by
           observable market data for
           substantially the full term of the
           assets or liabilities.

  Level 3  Unobservable inputs that are
           supported by little or no market
           activity and are significant to the
           determination of estimated fair value
           of the assets or liabilities.
           Unobservable inputs reflect the
           reporting entity's own assumptions
           about the assumptions that market
           participants would use in pricing the
           asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below.

                                                                            December 31, 2013
                                                              ----------------------------------------------
                                                                   Fair Value Hierarchy
                                                              ------------------------------
                                                                                             Total Estimated
                                                               Level 1   Level 2    Level 3    Fair Value
                                                              --------- ---------- --------- ---------------
                                                                           (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $      -- $   58,960 $   5,269  $     64,229
  U.S. Treasury and agency...................................    15,858     14,624        62        30,544
  Foreign corporate..........................................        --     25,558     3,198        28,756
  RMBS.......................................................        --     22,197     2,513        24,710
  CMBS.......................................................        --      7,946       430         8,376
  ABS........................................................        --      5,298     2,526         7,824
  State and political subdivision............................        --      5,777        --         5,777
  Foreign government.........................................        --      3,256       274         3,530
                                                              --------- ---------- ---------  ------------
   Total fixed maturity securities...........................    15,858    143,616    14,272       173,746
                                                              --------- ---------- ---------  ------------
Equity securities:
  Common stock...............................................       361        753        50         1,164
  Non-redeemable preferred stock.............................        --        450       278           728
                                                              --------- ---------- ---------  ------------
   Total equity securities...................................       361      1,203       328         1,892
                                                              --------- ---------- ---------  ------------
Trading and FVO securities:
  Actively Traded Securities.................................         2        648        12           662
  FVO general account securities.............................        --         24        14            38
  FVO securities held by CSEs................................        --         23        --            23
                                                              --------- ---------- ---------  ------------
   Total trading and FVO securities..........................         2        695        26           723
Short-term investments (1)...................................     1,387      4,224       175         5,786
Residential mortgage loans -- FVO                                    --         --       338           338
  Derivative assets: (2)
   Interest rate.............................................        --      3,258         3         3,261
   Foreign currency exchange rate............................        --        735        14           749
   Credit....................................................        --        108        23           131
   Equity market.............................................        --         --        --            --
                                                              --------- ---------- ---------  ------------
    Total derivative assets..................................        --      4,101        40         4,141
                                                              --------- ---------- ---------  ------------
Net embedded derivatives within asset host contracts (3).....        --         --      (62)          (62)
Separate account assets (4)..................................    28,422    105,165     1,209       134,796
                                                              --------- ---------- ---------  ------------
    Total assets............................................. $  46,030 $  259,004 $  16,326  $    321,360
                                                              ========= ========== =========  ============
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $      -- $    1,150 $       4  $      1,154
  Foreign currency exchange rate.............................        --      1,146        --         1,146
  Credit.....................................................        --         22        --            22
  Equity market..............................................        --         --        --            --
                                                              --------- ---------- ---------  ------------
   Total derivative liabilities..............................        --      2,318         4         2,322
Net embedded derivatives within liability host contracts (3).        --          4     (110)         (106)
Long-term debt...............................................        --         79        43           122
Long-term debt of CSEs.......................................        --         --        28            28
Trading liabilities (5)......................................       260          2        --           262
                                                              --------- ---------- ---------  ------------
    Total liabilities........................................ $     260 $    2,403 $    (35)  $      2,628
                                                              ========= ========== =========  ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                                                             December 31, 2012
                                                              ------------------------------------------------
                                                                    Fair Value Hierarchy
                                                              --------------------------------
                                                                                               Total Estimated
                                                               Level 1    Level 2    Level 3     Fair Value
                                                              ---------- ---------- ---------- ---------------
                                                                             (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $       -- $   61,540 $    5,460   $   67,000
  U.S. Treasury and agency...................................     17,653     14,927         71       32,651
  Foreign corporate..........................................         --     27,180      3,054       30,234
  RMBS.......................................................         --     23,323      1,702       25,025
  CMBS.......................................................         --      9,384        402        9,786
  ABS........................................................         --      6,202      1,923        8,125
  State and political subdivision............................         --      6,720         --        6,720
  Foreign government.........................................         --      3,853        282        4,135
                                                              ---------- ---------- ----------   ----------
    Total fixed maturity securities..........................     17,653    153,129     12,894      183,676
                                                              ---------- ---------- ----------   ----------
Equity securities:
  Common stock...............................................        189        792         60        1,041
  Non-redeemable preferred stock.............................         --        177        281          458
                                                              ---------- ---------- ----------   ----------
    Total equity securities..................................        189        969        341        1,499
                                                              ---------- ---------- ----------   ----------
Trading and FVO securities:
  Actively Traded Securities.................................          7        646          6          659
  FVO general account securities.............................         --         26         26           52
  FVO securities held by CSEs................................         --         41         --           41
                                                              ---------- ---------- ----------   ----------
    Total trading and FVO securities.........................          7        713         32          752
                                                              ---------- ---------- ----------   ----------
Short-term investments (1)...................................      2,565      3,936        252        6,753
Residential mortgage loans -- FVO............................         --         --         --           --
  Derivative assets: (2)
    Interest rate............................................         --      5,613         58        5,671
    Foreign currency exchange rate...........................         --        646         38          684
    Credit...................................................         --         29         33           62
    Equity market............................................         --          1         --            1
                                                              ---------- ---------- ----------   ----------
     Total derivative assets.................................         --      6,289        129        6,418
                                                              ---------- ---------- ----------   ----------
Net embedded derivatives within asset host contracts (3).....         --         --      1,362        1,362
Separate account assets (4)..................................     24,237     95,794        940      120,971
                                                              ---------- ---------- ----------   ----------
     Total assets............................................ $   44,651 $  260,830 $   15,950   $  321,431
                                                              ========== ========== ==========   ==========
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $       10 $    1,428 $       --   $    1,438
  Foreign currency exchange rate.............................         --        874          1          875
  Credit.....................................................         --         19         --           19
                                                              ---------- ---------- ----------   ----------
       Total derivative liabilities..........................         10      2,321          1        2,332
Net embedded derivatives within liability host contracts (3).         --         16      1,471        1,487
Long-term debt...............................................         --         --         --           --
Long-term debt of CSEs.......................................         --         --         44           44
Trading liabilities (5)......................................        163         --         --          163
                                                              ---------- ---------- ----------   ----------
     Total liabilities....................................... $      173 $    2,337 $    1,516   $    4,026
                                                              ========== ========== ==========   ==========

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs and other liabilities in the consolidated balance sheets. At December 31, 2013 and 2012, equity securities also included embedded derivatives of ($106) million and ($55) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committees of Metropolitan Life Insurance Company's and MetLife, Inc.'s Boards of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 1% of the total estimated fair value of fixed maturity securities and 12% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities, Short-term Investments, Long-term Debt and Trading Liabilities

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

    The estimated fair value of FVO securities held by CSEs, long-term debt and trading liabilities is determined on a basis consistent with the methodologies described herein for securities.

  Level 2 Valuation Techniques and Key Inputs:

    This level includes securities priced principally by independent pricing services using observable inputs. Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   U.S. corporate and foreign corporate securities

     These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately-placed securities are valued using matrix pricing methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer, and in certain cases, delta spread adjustments to reflect specific credit-related issues.

   U.S. Treasury and agency securities

     These securities are principally valued using the market approach. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as a benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs, including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   State and political subdivision and foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques using standard market observable inputs, including a benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common and non-redeemable preferred stock

     These securities are principally valued using the market approach. Valuations are based principally on observable inputs, including quoted prices in markets that are not considered active.

  Level 3 Valuation Techniques and Key Inputs:

    In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described previously for Level 2. However, if key inputs are unobservable, or if the investments are less

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

    Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. corporate and foreign corporate securities

     These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments to reflect specific credit-related issues, credit spreads; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads. Below investment grade securities and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

   Foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on independent non-binding broker quotations and inputs, including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on matrix pricing that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads.

   Common and non-redeemable preferred stock

     These securities, including privately-held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  Mortgage Loans

    The Company has elected the FVO for certain residential mortgage loans held-for-investment.

  Level 3 Valuation Techniques and Key Inputs:

   Residential mortgage loans -- FVO

     For these investments, the estimated fair values are based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets include: mutual funds, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities, Short-term Investments, Long-term Debt and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Also included are certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

  Level 3 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities, Short-term Investments, Long-term Debt and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Also included are other limited partnership interests, which are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables that may impact the exit value of the particular partnership interest.

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives

  Level 2 Valuation Techniques and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

   Interest rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and basis curves.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, basis curves and interest rate volatility.

   Foreign currency exchange rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, basis curves, currency spot rates and cross currency basis curves.

   Credit

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

   Equity market

     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Level 3 Valuation Techniques and Key Inputs:

    These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

   Interest rate

     Non-option-based. Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and basis curves.

   Foreign currency exchange rate

     Non-option-based. Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, basis curves, cross currency basis curves and currency correlation.

   Credit

     Non-option-based. Significant unobservable inputs may include credit spreads, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


 Embedded Derivatives

   Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

   Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   Embedded Derivatives Within Funds Withheld Related to Certain Ceded
   Reinsurance

     These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    For assets and liabilities measured at estimated fair value and still held at December 31, 2013, transfers between Levels 1 and 2 were not significant. There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities and separate account assets were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or credit spreads.

    Transfers out of Level 3 for fixed maturity securities and mortgage loans resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                            December 31, 2013
                                                                      -----------------------------
                                                Significant                                Weighted
                  Valuation Techniques       Unobservable Inputs            Range         Average (1)
                ------------------------- --------------------------  ----------------    -----------
Fixed maturity securities: (3)
 U.S.                                     Delta spread
  corporate                                 adjustments (4)
  and foreign
  corporate.... Matrix pricing                                           (10)  -     240       38
                                          Illiquidity premium (4)          30  -      30       30
                                          Credit spreads (4)          (1,489)  -     876      193
                                          Offered quotes (5)                4  -     104      100
                Consensus pricing         Offered quotes (5)               33  -     140       98
                --------------------------------------------------------------------------------------
 RMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                  (136)  -   3,609      286
                Market pricing            Quoted prices (5)                22  -     100       98
                Consensus pricing         Offered quotes (5)               69  -     101       93
                --------------------------------------------------------------------------------------
 CMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                    215  -   2,025      475
                Market pricing            Quoted prices (5)                89  -     104       99
                Consensus pricing         Offered quotes (5)               90  -     101       96
                --------------------------------------------------------------------------------------
 ABS........... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                     30  -   1,878      119
                Market pricing            Quoted prices (5)                --  -     106      101
                Consensus pricing         Offered quotes (5)               56  -     106       98
                --------------------------------------------------------------------------------------
 Foreign                                  Credit spreads (4)
  government... Matrix pricing
                Market pricing            Quoted prices (5)                77  -     108       87
                Consensus pricing         Offered quotes (5)              104  -     140      118
Derivatives:
 Interest rate. Present value             Swap yield (7)
                  techniques                                              401  -     450
                --------------------------------------------------------------------------------------
 Foreign                                  Swap yield (7)
  currency      Present value
  exchange rate   techniques                                              580  -     767
                                          Correlation (8)                  38% -      47%
                --------------------------------------------------------------------------------------
 Credit........ Present value             Credit spreads (9)
                  techniques                                               98  -     101
                Consensus pricing         Offered quotes (10)
                --------------------------------------------------------------------------------------
Embedded
 derivatives:
 Direct and     Option pricing            Mortality rates:
  ceded           techniques                  Ages 0 - 40
  guaranteed
  minimum
  benefits.....                                                             0% -    0.10%
                                              Ages 41 -60                0.04% -    0.65%
                                              Ages 61 -115               0.26% -     100%
                                          Lapse rates:
                                              Durations 1 -10            0.50% -     100%
                                              Durations 11 -20              3% -     100%
                                              Durations 21 -116             3% -     100%
                                          Utilization rates                20% -      50%
                                          Withdrawal rates               0.07% -      10%
                                          Long-term equity
                                            volatilities                17.40% -      25%
                                          Nonperformance risk
                                            spread                       0.03% -    0.44%
                --------------------------------------------------------------------------------------

                                                                                                        Impact of
                                                                            December 31, 2012          Increase in
                                                                      -----------------------------     Input on
                                                Significant                                Weighted     Estimated
                  Valuation Techniques       Unobservable Inputs            Range         Average (1) Fair Value (2)
                ------------------------- --------------------------  ----------------    ----------- --------------
Fixed maturity securities: (3)
 U.S.                                     Delta spread
  corporate                                 adjustments (4)
  and foreign
  corporate.... Matrix pricing                                           (50)  -     500       84       Decrease
                                          Illiquidity premium (4)          30  -      30       30       Decrease
                                          Credit spreads (4)          (1,416)  -     830      285       Decrease
                                          Offered quotes (5)               --  -     178      139       Increase
                Consensus pricing         Offered quotes (5)               35  -     105       91       Increase
                -----------------------------------------------------------------------------------------------------
 RMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                      9  -   2,980      541     Decrease (6)
                Market pricing            Quoted prices (5)                13  -     100       99     Increase (6)
                Consensus pricing         Offered quotes (5)               28  -     100       75     Increase (6)
                -----------------------------------------------------------------------------------------------------
 CMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                     35  -   4,750      486     Decrease (6)
                Market pricing            Quoted prices (5)               100  -     104      102     Increase (6)
                Consensus pricing         Offered quotes (5)                                          Increase (6)
                -----------------------------------------------------------------------------------------------------
 ABS........... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                     --  -   1,829      105     Decrease (6)
                Market pricing            Quoted prices (5)                40  -     102       99     Increase (6)
                Consensus pricing         Offered quotes (5)               --  -     111       97     Increase (6)
                -----------------------------------------------------------------------------------------------------
 Foreign                                  Credit spreads (4)
  government... Matrix pricing                                            111  -     111      111       Decrease
                Market pricing            Quoted prices (5)                77  -     101       87       Increase
                Consensus pricing         Offered quotes (5)               82  -     158      130       Increase
Derivatives:
 Interest rate. Present value             Swap yield (7)
                  techniques                                              186  -     332              Increase (11)
                -----------------------------------------------------------------------------------------------------
 Foreign                                  Swap yield (7)
  currency      Present value
  exchange rate   techniques                                              647  -     795              Increase (11)
                                          Correlation (8)                  43% -      57%
                -----------------------------------------------------------------------------------------------------
 Credit........ Present value             Credit spreads (9)
                  techniques                                              100  -     100              Decrease (9)
                Consensus pricing         Offered quotes (10)
                -----------------------------------------------------------------------------------------------------
Embedded
 derivatives:
 Direct and     Option pricing            Mortality rates:
  ceded           techniques                  Ages 0 - 40
  guaranteed
  minimum
  benefits.....                                                             0% -    0.10%             Decrease (12)
                                              Ages 41 -60                0.05% -    0.64%             Decrease (12)
                                              Ages 61 -115               0.32% -     100%             Decrease (12)
                                          Lapse rates:
                                              Durations 1 -10            0.50% -     100%             Decrease (13)
                                              Durations 11 -20              3% -     100%             Decrease (13)
                                              Durations 21 -116             3% -     100%             Decrease (13)
                                          Utilization rates                20% -      50%             Increase (14)
                                          Withdrawal rates               0.07% -      10%                     (15)
                                          Long-term equity
                                            volatilities                17.40% -      25%             Increase (16)
                                          Nonperformance risk
                                            spread                       0.10% -    0.67%             Decrease (17)
                -----------------------------------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curve is utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(9)Represents the risk quoted in basis points of a credit default event on the underlying instrument. The range being provided is a single quoted spread in the valuation model. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2013 and 2012, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(12)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(13)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

   type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(16)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(17)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO and long-term debt of CSEs -- FVO are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "--Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ------------------------------------------------------------------------------
                                                                    Fixed Maturity Securities:
                                          ------------------------------------------------------------------------------
                                                       U.S.                                        State and
                                            U.S.     Treasury   Foreign                            Political   Foreign
                                          Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                          --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2013:
Balance at January 1,.................... $  5,460    $  71    $  3,054  $  1,702 $  402 $  1,923    $  --      $  282
Total realized/unrealized gains (losses)
 included in:
 Net income (loss): (1), (2).............
   Net investment income.................        2       --           1        30    (1)       --       --           4
   Net investment gains (losses).........     (37)       --        (22)       (2)     --        4       --           2
   Net derivative gains (losses).........       --       --          --        --     --       --       --          --
 OCI.....................................     (36)      (3)           3       140      2     (27)       --        (45)
Purchases (3)............................    1,188       --         842     1,001    221    1,133       --          69
Sales (3)................................    (862)      (6)       (646)     (328)   (66)    (429)       --        (37)
Issuances (3)............................       --       --          --        --     --       --       --          --
Settlements (3)..........................       --       --          --        --     --       --       --          --
Transfers into Level 3 (4)...............      717       --         250        41     74        1       --           1
Transfers out of Level 3 (4).............  (1,163)       --       (284)      (71)  (202)     (79)       --         (2)
                                          --------    -----    --------  -------- ------ --------    -----      ------
Balance at December 31,.................. $  5,269    $  62    $  3,198  $  2,513 $  430 $  2,526    $  --      $  274
                                          ========    =====    ========  ======== ====== ========    =====      ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income................... $      1    $  --    $     --  $     35 $  (1) $     --    $  --      $    4
 Net investment gains (losses)........... $   (40)    $  --    $     --  $    (3) $   -- $     --    $  --      $   --
 Net derivative gains (losses)........... $     --    $  --    $     --  $     -- $   -- $     --    $  --      $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         --------------------------------------------------------------------------------
                                         Equity Securities: Trading and FVO Securities:
                                         -----------------  ---------------------------
                                                    Non-                     FVO                    Residential
                                                 redeemable  Actively      General                   Mortgage    Separate
                                         Common  Preferred    Traded       Account      Short-term    Loans -    Account
                                         Stock     Stock    Securities    Securities    Investments     FVO     Assets (6)
                                         ------  ---------- ----------    ----------    ----------- ----------- ----------
                                                                       (In millions)
Year Ended December 31, 2013:
Balance at January 1,................... $  60     $  281     $   6         $  26         $  252      $   --     $    940
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................    --         --        --             5             --           1           --
  Net investment gains (losses).........    20       (30)        --             6           (23)          --           42
  Net derivative gains (losses).........    --         --        --            --             --          --           --
 OCI....................................   (5)         84        --            --             19          --           --
Purchases (3)...........................     5         17         9            --            174         339          185
Sales (3)...............................  (31)       (74)        --          (23)          (247)         (2)        (204)
Issuances (3)...........................    --         --        --            --             --          --           72
Settlements (3).........................    --         --        --            --             --          --           --
Transfers into Level 3 (4)..............     1         --        --            --             --          --          236
Transfers out of Level 3 (4)............    --         --       (3)            --             --          --         (62)
                                         -----     ------     -----         -----         ------      ------     --------
Balance at December 31,................. $  50     $  278     $  12         $  14         $  175      $  338     $  1,209
                                         =====     ======     =====         =====         ======      ======     ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $  --     $   --     $  --         $   5         $   --           1     $     --
 Net investment gains (losses).......... $  --     $ (17)     $  --         $  --         $    1          --     $     --
 Net derivative gains (losses).......... $  --     $   --     $  --         $  --         $   --          --     $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         -----------------------------------------------------------------------
                                           Net Derivatives: (7)
                                         -----------------------------
                                                    Foreign
                                                    Currency                 Net
                                         Interest   Exchange              Embedded      Long-term   Long-term
                                           Rate       Rate     Credit  Derivatives (8)    Debt     Debt of CSEs
                                         --------   --------   ------  ---------------  ---------  ------------
                                                                  (In millions)
Year Ended December 31, 2013:
Balance at January 1,...................  $  58      $  37     $  33       $(109)        $    --     $  (44)
Total realized/unrealized gains(
 losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................     --         --        --           --             --          --
  Net investment gains (losses).........     --         --        --           --             --         (2)
  Net derivative gains (losses).........    (3)       (24)       (8)          102             --          --
 OCI....................................   (44)         --        --           --             --          --
Purchases (3)...........................     --         --        --           --             --          --
Sales (3)...............................     --         --        --           --             --          --
Issuances (3)...........................     --         --       (1)           --           (43)          --
Settlements (3).........................   (12)          1       (1)           55             --          18
Transfers into Level 3 (4)..............     --         --        --           --             --          --
Transfers out of Level 3 (4)............     --         --        --           --             --          --
                                          -----      -----     -----       ------        -------     -------
Balance at December 31,.................  $ (1)      $  14     $  23       $   48        $  (43)     $  (28)
                                          =====      =====     =====       ======        =======     =======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................  $  --      $  --     $  --       $   --        $    --     $    --
 Net investment gains (losses)..........  $  --      $  --     $  --       $   --        $    --     $   (2)
 Net derivative gains (losses)..........  $  --      $(24)     $ (5)       $  115        $    --     $    --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                            Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------------
                                                                   Fixed Maturity Securities:
                                         ------------------------------------------------------------------------------
                                                      U.S.                                        State and
                                           U.S.     Treasury   Foreign                            Political   Foreign
                                         Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                         --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                         (In millions)
Year Ended December 31, 2012:
Balance at January 1,................... $  4,919    $  25    $  2,258  $    691 $  219 $  1,146    $  --      $  291
Total realized/unrealized gains
 (losses) included in:
Net income (loss): (1), (2).............
  Net investment income.................        7       --           6        27     --        1       --           5
  Net investment gains (losses).........      (2)       --        (52)       (5)    (7)      (1)       --         (5)
  Net derivative gains (losses).........       --       --          --        --     --       --       --          --
 OCI....................................      173       --         142       220    (3)      (3)       --          19
Purchases (3)...........................    1,282       47       1,213       892    268      953       --           2
Sales (3)...............................    (848)      (1)       (489)     (242)  (167)    (157)       --        (55)
Issuances (3)...........................       --       --          --        --     --       --       --          --
Settlements (3).........................       --       --          --        --     --       --       --          --
Transfers into Level 3 (4)..............      559       --          99       131    104        4       --          25
Transfers out of Level 3 (4)............    (630)       --       (123)      (12)   (12)     (20)       --          --
                                         --------    -----    --------  -------- ------ --------    -----      ------
Balance at December 31,................. $  5,460    $  71    $  3,054  $  1,702 $  402 $  1,923    $  --      $  282
                                         ========    =====    ========  ======== ====== ========    =====      ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $      4    $  --    $      5  $     27 $   -- $      1    $  --      $    5
 Net investment gains (losses).......... $    (3)    $  --    $   (13)  $    (2) $   -- $     --    $  --      $   --
 Net derivative gains (losses).......... $     --    $  --    $     --  $     -- $   -- $     --    $  --      $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               --------------------------------------------------------------------------
                               Equity Securities:    Trading and FVO Securities:
                               -----------------  ---------------------------------
                                          Non-                  FVO
                                       redeemable  Actively   General               Residential  Separate
                               Common  Preferred    Traded    Account   Short-term   Mortgage    Account
                               Stock     Stock    Securities Securities Investments Loans - FVO Assets (6)
                               ------  ---------- ---------- ---------- ----------- ----------- ----------
                                                             (In millions)
Year Ended December 31, 2012:
Balance at January 1,......... $  104    $  293     $  --      $  14      $  134       $  --     $  1,082
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)..
  Net investment income.......     --        --        --         12          --          --           --
  Net investment gains
    (losses)..................      7       (1)        --         --          --          --           84
  Net derivative gains
    (losses)..................     --        --        --         --          --          --           --
 OCI..........................    (7)        16        --         --        (19)          --           --
Purchases (3).................     10         5         6         --         246          --          171
Sales (3).....................   (24)      (32)        --         --       (106)          --        (379)
Issuances (3).................     --        --        --         --          --          --            2
Settlements (3)...............     --        --        --         --          --          --          (1)
Transfers into Level 3 (4)....      1        --        --         --           5          --           24
Transfers out of Level 3 (4)..   (31)        --        --         --         (8)          --         (43)
                               ------    ------     -----      -----      ------       -----     --------
Balance at December 31,....... $   60    $  281     $   6      $  26      $  252       $  --     $    940
                               ======    ======     =====      =====      ======       =====     ========
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
 Net investment income........ $   --    $   --     $  --      $  12      $   --       $  --     $     --
 Net investment gains (losses) $  (4)    $   --     $  --      $  --      $   --       $  --     $     --
 Net derivative gains (losses) $   --    $   --     $  --      $  --      $   --       $  --     $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------
                                           Net Derivatives: (7)
                                         ------------------------------------
                                                      Foreign
                                                      Currency                      Net
                                         Interest     Exchange                   Embedded          Long-term
                                           Rate         Rate       Credit     Derivatives (8)     Debt of CSEs
                                         --------     --------     ------     ---------------     ------------
                                                             (In millions)
Year Ended December 31, 2012:
Balance at January 1,...................  $   67       $   56      $    1        $   (790)          $  (116)
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................      --           --          --               --                --
  Net investment gains (losses).........      --           --          --               --               (7)
  Net derivative gains (losses).........      17         (19)          38              629                --
 OCI....................................     (1)           --          --               --                --
Purchases (3)...........................      --           --          --               --                --
Sales (3)...............................      --           --          --               --                --
Issuances (3)...........................      --           --         (3)               --                --
Settlements (3).........................    (25)           --         (3)               52                79
Transfers into Level 3 (4)..............      --           --          --               --                --
Transfers out of Level 3 (4)............      --           --          --               --                --
                                          ------       ------        ------      ---------          --------
Balance at December 31,.................  $   58       $   37      $   33        $   (109)          $   (44)
                                          ======       ======        ======      =========          ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................  $   --       $   --      $   --        $      --          $     --
 Net investment gains (losses)..........  $   --       $   --      $   --        $      --          $    (7)
 Net derivative gains (losses)..........  $   --       $ (19)      $   36        $     636          $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                            Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------------
                                                                   Fixed Maturity Securities:
                                         ------------------------------------------------------------------------------
                                                      U.S.                                        State and
                                           U.S.     Treasury   Foreign                            Political   Foreign
                                         Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                         --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                         (In millions)
Year Ended December 31, 2011:
Balance at January 1,................... $  5,063    $  44    $  2,796  $  1,985 $  161 $  1,514    $   1      $  171
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)............
  Net investment income.................        4       --           7        10     --        2       --           6
  Net investment gains (losses).........     (15)       --          16      (10)    (1)     (12)       --          --
  Net derivative gains (losses).........       --       --          --        --     --       --       --          --
 OCI....................................      258        2        (24)      (52)     28       42       --          17
Purchases (3)...........................      789       --         915        78    106      670       --         118
Sales (3)...............................    (653)      (1)     (1,129)     (127)   (86)    (370)       --        (21)
Issuances (3)...........................       --       --          --        --     --       --       --          --
Settlements (3).........................       --       --          --        --     --       --       --          --
Transfers into Level 3 (4)..............      122       --         155        --     11       11       --          --
Transfers out of Level 3 (4)............    (649)     (20)       (478)   (1,193)     --    (711)      (1)          --
                                         --------    -----    --------  -------- ------ --------    -----      ------
Balance at December 31,................. $  4,919    $  25    $  2,258  $    691 $  219 $  1,146    $  --      $  291
                                         ========    =====    ========  ======== ====== ========    =====      ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $      4    $  --    $      5  $     11 $   -- $      2    $  --      $    5
 Net investment gains (losses).......... $   (27)    $  --    $   (22)  $   (10) $   -- $    (9)    $  --      $   --
 Net derivative gains (losses).......... $     --    $  --    $     --  $     -- $   -- $     --    $  --      $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         --------------------------------------------------------------------------
                                                               Trading and FVO
                                         Equity Securities:      Securities:
                                         -----------------  ---------------------
                                                    Non-                  FVO
                                                 redeemable  Actively   General               Residential  Separate
                                         Common  Preferred    Traded    Account   Short-term   Mortgage    Account
                                         Stock     Stock    Securities Securities Investments Loans - FVO Assets (6)
                                         ------  ---------- ---------- ---------- ----------- ----------- ----------
                                                                       (In millions)
Year Ended December 31, 2011:
Balance at January 1,................... $   79    $  633     $  10      $  50      $  379       $  --     $  1,509
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)............
  Net investment income.................     --        --        --        (6)           1          --           --
  Net investment gains (losses).........     11      (45)        --         --         (1)          --          101
  Net derivative gains (losses).........     --        --        --         --          --          --           --
 OCI....................................     11         1        --         --         134          --           --
Purchases (3)...........................     22         2        --         --       (379)          --          188
Sales (3)...............................   (20)     (298)       (8)       (30)          --          --        (482)
Issuances (3)...........................     --        --        --         --          --          --           --
Settlements (3).........................     --        --        --         --          --          --           --
Transfers into Level 3 (4)..............      1        --        --         --          --          --           18
Transfers out of Level 3 (4)............     --        --       (2)         --          --          --        (252)
                                         ------    ------     -----      -----      ------       -----     --------
Balance at December 31,................. $  104    $  293     $  --      $  14      $  134       $  --     $  1,082
                                         ======    ======     =====      =====      ======       =====     ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $   --    $   --     $  --      $ (6)      $    1       $  --     $     --
 Net investment gains (losses).......... $  (6)    $ (16)     $  --      $  --      $  (1)       $  --     $     --
 Net derivative gains (losses).......... $   --    $   --     $  --      $  --      $   --       $  --     $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------
                                           Net Derivatives: (7)
                                         -------------------------------------
                                                      Foreign
                                                      Currency                       Net           Long-term
                                         Interest     Exchange                    Embedded          Debt of
                                           Rate         Rate       Credit      Derivatives (8)       CSEs
                                         --------     --------     -------     ---------------     ----------
                                                                        (In millions)
Year Ended December 31, 2011:
Balance at January 1,...................  $  (23)     $     46     $    33       $       (382)     $    (184)
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................       --           --          --                  --             --
  Net investment gains (losses).........       --           --          --                  --            (8)
  Net derivative gains (losses).........      (7)           10        (33)               (458)             --
 OCI....................................      130           --          14                  --             --
Purchases (3)...........................       --           --          --                  --             --
Sales (3)...............................       --           --          --                  --             --
Issuances (3)...........................       --           --         (2)                  --             --
Settlements (3).........................     (33)           --        (11)                  50             76
Transfers into Level 3 (4)..............       --           --          --                  --             --
Transfers out of Level 3 (4)............       --           --          --                  --             --
                                          -------         --------     -------   -------------         ----------
Balance at December 31,.................  $    67     $     56     $     1       $       (790)     $    (116)
                                          =======         ========     =======   =============         ==========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................  $    --     $     --     $    --       $          --     $       --
 Net investment gains (losses)..........  $    --     $     --     $    --       $          --     $      (8)
 Net derivative gains (losses)..........  $  (13)     $     10     $  (32)       $       (454)     $       --

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


 Fair Value Option

   The following table presents information for residential mortgage loans, which are accounted for under the FVO, and were initially measured at fair value.

                                                                                     December 31,
                                                                                  ------------------
                                                                                      2013     2012
                                                                                  ---------- -------
                                                                                    (In millions)
Unpaid principal balance......................................................... $      508 $    --
Difference between estimated fair value and unpaid principal balance.............      (170)      --
                                                                                  ---------- -------
 Carrying value at estimated fair value (1)...................................... $      338 $    --
                                                                                  ========== =======
Loans in non-accrual status...................................................... $       -- $    --
Loans more than 90 days past due................................................. $       81 $    --
Loans in non-accrual status or more than 90 days past due, or both -- difference
  between aggregate estimated fair value and unpaid principal balance............ $     (82) $    --

--------

(1)Interest income, changes in estimated fair value and gains or losses on sales are recognized in net investment income. Changes in estimated fair value for these loans were due to the following:

                                                                        Years Ended December 31,
                                                                        ------------------------
                                                                           2013    2012    2011
                                                                        -------- ------- -------
                                                                             (In millions)
Instrument-specific credit risk based on changes in credit spreads for
  non-agency loans and adjustments in individual loan quality.......... $    (1) $    -- $    --
Other changes in estimated fair value..................................        1      --      --
                                                                        -------- ------- -------
 Total gains (losses) recognized in net investment income.............. $     -- $    -- $    --
                                                                        ======== ======= =======

   The following table presents information for long-term debt, which is accounted for under the FVO, and was initially measured at fair value.

                                             Long-term Debt                  Long-term Debt of CSEs
                                   ----------------------------------- -----------------------------------
                                   December 31, 2013 December 31, 2012 December 31, 2013 December 31, 2012
                                   ----------------- ----------------- ----------------- -----------------
                                                                (In millions)
Contractual principal balance.....          $    123           $    --         $      42         $      60
Difference between estimated fair
  value and contractual principal
  balance.........................               (1)                --              (14)              (16)
                                            --------           -------         ---------         ---------
 Carrying value at estimated fair
   value (1)......................          $    122           $    --         $      28         $      44
                                            ========           =======         =========         =========

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level
3).

                                             At December 31,               Years Ended December 31,
                                         -------------------------------- --------------------------
                                          2013       2012       2011        2013     2012     2011
                                          -------    -------    -------   -------- -------- --------
                                         Carrying Value After Measurement       Gains (Losses)
                                         -------------------------------- --------------------------
                                                           (In millions)
Mortgage loans, net (1)................. $   175    $   361    $   143    $     24 $   (16) $   (25)
Other limited partnership interests (2). $    71    $    48    $     8    $   (40) $   (30) $    (3)
Real estate joint ventures (3).......... $     2    $     8    $    --    $    (1) $    (4) $     --
Goodwill (4)............................ $    --    $    --    $    --    $     -- $   (10) $     --

--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2013 and 2012 were not significant.

(3)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include several real estate funds that typically invest primarily in commercial real estate and mezzanine debt. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next one to 10 years. Unfunded commitments for these investments at both December 31, 2013 and 2012 were not significant.

(4)As discussed in Note 11, in 2012, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit. This impairment has been categorized as Level 3 due to the significant unobservable inputs used in the determination of the estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                           December 31, 2013
                                     --------------------------------------------------------------
                                                          Fair Value Hierarchy
                                     --------------------------------------------------------------
                                      Carrying                                       Total Estimated
                                       Value        Level 1     Level 2     Level 3    Fair Value
                                     ---------- ----------- ----------- -----------  ---------------
                                                             (In millions)
Assets
Mortgage loans:
  Held-for-investment............... $   45,683   $    --    $      --   $  47,366      $  47,366
  Held-for-sale.....................          3        --           --           3              3
                                     ----------   -------    ---------   ---------      ---------
    Mortgage loans, net............. $   45,686   $    --    $      --   $  47,369      $  47,369
Policy loans........................ $    8,421   $    --    $     786   $   8,767      $   9,553
Real estate joint ventures.......... $       47   $    --    $      --   $      70      $      70
Other limited partnership interests. $      865   $    --    $      --   $   1,013      $   1,013
Other invested assets............... $    2,017   $    87    $   1,752   $     176      $   2,015
Premiums, reinsurance and other
 receivables........................ $   14,210   $    --    $      15   $  14,906      $  14,921
Liabilities
PABs................................ $   70,205   $    --    $      --   $  72,236      $  72,236
Long-term debt...................... $    2,655   $    --    $   2,956   $      --      $   2,956
Other liabilities................... $   19,601   $    --    $     310   $  19,787      $  20,097
Separate account liabilities........ $   57,935   $    --    $  57,935   $      --      $  57,935

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                         December 31, 2012
                                 -----------------------------------------------------------------
                                                       Fair Value Hierarchy
                                 -----------------------------------------------------------------
                                  Carrying                                         Total Estimated
                                   Value         Level 1      Level 2      Level 3   Fair Value
                                 ----------- ----------- ------------- ----------- ---------------
                                                         (In millions)
Assets
Mortgage loans:
  Held-for-investment........... $    44,657 $        --  $        --  $    47,365   $    47,365
  Held-for-sale.................          --          --           --           --            --
                                 ----------- -----------  -----------  -----------   -----------
    Mortgage loans, net......... $    44,657 $        --  $        --  $    47,365   $    47,365
Policy loans.................... $     8,364 $        --  $       793  $     9,470   $    10,263
Real estate joint ventures...... $        52 $        --  $        --  $        68   $        68
Other limited partnership
 interests...................... $     1,048 $        --  $        --  $     1,161   $     1,161
Other invested assets........... $     2,014 $        93  $     1,885  $       152   $     2,130
Premiums, reinsurance and other
 receivables.................... $    14,172 $        --  $        37  $    15,129   $    15,166
Liabilities
PABs............................ $    71,611 $        --  $        --  $    75,189   $    75,189
Long-term debt.................. $     2,276 $        --  $     2,713  $        --   $     2,713
Other liabilities............... $    19,865 $        --  $       171  $    20,488   $    20,659
Separate account liabilities.... $    51,985 $        --  $    51,985  $        --   $    51,985

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

  Mortgage loans held-for-investment

    For mortgage loans held-for-investment, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

    Mortgage loans held-for-sale For mortgage loans held-for-sale, estimated fair value is determined using independent non-binding broker quotations or internal valuation models using significant unobservable inputs.

 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

   The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Other Invested Assets

   These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

   Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


 Long-term Debt

   The estimated fair values of long-term debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

   Capital leases, which are not required to be disclosed at estimated fair value, and debt carried at fair value are excluded from the preceding tables.

 Other Liabilities

   Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

11. Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Step 1 of the goodwill impairment process requires a comparison of the fair value of a reporting unit to its carrying value. In performing the Company's goodwill impairment tests, the estimated fair

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

11. Goodwill (continued)

values of the reporting units are first determined using a market multiple valuation approach. When further corroboration is required, the Company uses a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  During the 2013 annual goodwill impairment tests, the Company concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired.

  Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                          Group,
                                        Voluntary & Corporate
                                         Worksite    Benefit  Corporate
                               Retail    Benefits    Funding   & Other     Total
                              --------- ----------- --------- ---------  ---------
                                                 (In millions)
Balance at January 1, 2012
Goodwill..................... $      37   $    68    $     2   $     4   $     111
Accumulated impairment.......        --        --         --        --          --
                              ---------   -------    -------   -------   ---------
  Total goodwill, net........ $      37   $    68    $     2   $     4   $     111

Impairments (1).............. $    (10)   $    --    $    --   $    --   $    (10)

Balance at December 31, 2012
Goodwill..................... $      37   $    68    $     2   $     4   $     111
Accumulated impairment.......      (10)        --         --        --        (10)
                              ---------   -------    -------   -------   ---------
  Total goodwill, net........ $      27   $    68    $     2   $     4   $     101
Balance at December 31, 2013
Goodwill.....................        37        68          2         4         111
Accumulated impairment.......      (10)        --         --        --        (10)
                              ---------   -------    -------   -------   ---------
  Total goodwill, net........ $      27   $    68    $     2   $     4   $     101
                              =========   =======    =======   =======   =========

--------

(1)For the year ended December 31, 2012, a non-cash charge of $10 million, which had no impact on income taxes, was recorded in other expenses for the impairment of the entire goodwill balance for the Retail Annuities reporting unit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term Debt

  Long-term and short-term debt outstanding was as follows:

                                  Interest Rates (1)
                                ----------------------
                                                                     December 31,
                                              Weighted             -----------------
                                    Range     Average   Maturity     2013     2012
                                ------------- -------- ----------- -------- --------
                                                                     (In millions)
Surplus notes -- affiliated.... 3.00% - 7.38%  6.51%   2014 - 2037 $  1,100 $  1,099
Surplus notes.................. 7.63% - 7.88%  7.84%   2015 - 2025      701      700
Mortgage loans -- affiliated... 2.12% - 7.26%  5.38%   2015 - 2020      364      306
Senior notes -- affiliated (2). 0.93% - 2.86%  2.07%   2021 - 2022       79       80
Other notes (3)................ 1.39% - 8.00%  3.06%   2014 - 2027      533       91
Capital lease obligations......                                          23       25
                                                                   -------- --------
Total long-term debt (4).......                                       2,800    2,301
Total short-term debt..........                                         175      100
                                                                   -------- --------
Total..........................                                    $  2,975 $  2,401
                                                                   ======== ========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2013.

(2)During 2012, a consolidated VIE issued $80 million of long-term debt to an affiliate. See Note 8.

(3)The Company consolidated an open ended core real estate fund formed in the fourth quarter of 2013. During 2013, this consolidated VIE issued $373 million of long-term debt. See Note 8.

(4)Excludes $28 million and $44 million of long-term debt relating to CSEs at December 31, 2013 and 2012, respectively. See Note 8.

  The aggregate maturities of long-term debt at December 31, 2013 for the next five years and thereafter are $258 million in 2014, $530 million in 2015, $5 million in 2016, $65 million in 2017, $37 million in 2018 and $1.9 billion thereafter.

  Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

  Certain of the Company's debt instruments, and its credit and committed facilities, contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2013.

Surplus Notes - Affiliated

  In April 2011, Metropolitan Life Insurance Company repaid in cash a $775 million surplus note issued to MetLife, Inc., with an original maturity of December 2011. The early redemption was approved by the Superintendent.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term (continued)


Capital Notes - Affiliated

  In December 2011, Metropolitan Life Insurance Company repaid in cash $500 million of capital notes issued to MetLife, Inc.

Mortgage Loans - Affiliated

  In December 2011, a wholly-owned real estate subsidiary of the Company issued a mortgage loan for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the subsidiary for investment. This mortgage loan bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

Short-term Debt

  Short-term debt with maturities of one year or less was as follows:

                                              December 31,
                                          ---------------------
                                             2013       2012
                                          ---------- ----------
                                              (In millions)
                Commercial paper......... $      175 $      100
                Average daily balance.... $      103 $      119
                Average days outstanding.    55 days    40 days

  During the years ended December 31, 2013, 2012 and 2011, the weighted average interest rate on short-term debt was 0.12%, 0.17% and 0.16%, respectively.

Interest Expense

  Interest expense related to long-term and short-term debt included in other expenses was $150 million, $148 million and $185 million for the years ended December 31, 2013, 2012 and 2011, respectively. These amounts include $91 million, $89 million and $125 million of interest expense related to affiliated debt for the years ended December 31, 2013, 2012 and 2011, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See
Note 8.

Credit and Committed Facilities

  The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2013. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

 Credit Facilities

   The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed associated with these credit facilities

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term (continued)

 were $3 million, $3 million and $6 million for the years ended December 31, 2013, 2012 and 2011, respectively, and are included in other expenses. Information on these credit facilities at December 31, 2013 was as follows:

                                                         Letters of
                                                           Credit               Unused
Borrower(s)                    Expiration      Capacity  Issued(1)  Drawdowns Commitments
-------------------------- ------------------ ---------- ---------- --------- -----------
                                                             (In millions)
MetLife, Inc. and MetLife
  Funding, Inc............ September 2017 (2) $    1,000  $     59   $    --  $      941
MetLife, Inc. and MetLife
  Funding, Inc............    August 2016 (3)      3,000       133        --       2,867
                                              ----------  --------   -------  ----------
 Total....................                    $    4,000  $    192   $    --  $    3,808
                                              ==========  ========   =======  ==========

--------

(1)MetLife, Inc. and MetLife Funding, Inc., a wholly owned subsidiary of Metropolitan Life Insurance Company, are severally liable for their respective obligations under such unsecured credit facilities. MetLife Funding, Inc. is not an applicant under letters of credit outstanding as of December 31, 2013 and is not responsible for any reimbursement obligations under such letters of credit.
(2)In September 2012, MetLife, Inc. and MetLife Funding, Inc. entered into a $1.0 billion five-year credit agreement which amended and restated the three-year agreement dated October 2010. All borrowings under the 2012 five-year credit agreement must be repaid by September 2017, except that letters of credit outstanding on that date may remain outstanding until no later than September 2018. The Company incurred costs of $2 million related to the amended and restated credit facility, which have been capitalized and included in other assets. These costs are being amortized over the remaining term of the amended and restated credit facility.
(3)In October 2013, availability under the unsecured credit facilities increased by $1.9 billion, as MetLife, Inc. no longer required and therefore canceled $1.9 billion of outstanding letters of credit. See Note 20.

 Committed Facility

   The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed associated with this committed facility were $3 million for each of the years ended December 31, 2013, 2012 and 2011 and are included in other expenses. Information on the committed facility at December 31, 2013 was as follows:

                                                                 Letters
                                                                of Credit             Unused
Account Party/Borrower(s)                   Expiration Capacity Issued(1) Drawdowns Commitments
------------------------------------------- ---------- -------- --------- --------- -----------
                                                               (In millions)
Exeter Reassurance Company, Ltd., MetLife,
  Inc. & Missouri Reinsurance, Inc......... June 2016   $  500   $  490    $    --   $      10

--------

(1)Missouri Reinsurance, Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $490 million in letters of credit at December 31, 2013.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


13. Equity

Capital Contributions

  During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

  During each of the years ended December 31, 2013, 2012 and 2011, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

Stock-Based Compensation Plans

 Overview

   The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

 Description of Plans for Employees and Agents -- General Terms

   The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options ("Stock Options") to buy Shares that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By
 December 31, 2009, all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

   Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to Shares).

   The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of Shares remaining for issuance under that plan by one, and each Share issued under the 2005 Stock Plan in connection with awards other than Stock

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

 Options or Stock Appreciation Rights reduces the number of Shares remaining for issuance under that plan by 1.179 Shares. At December 31, 2013, the aggregate number of Shares remaining available for issuance pursuant to the 2005 Stock Plan was 20,098,440. Stock Option exercises and other awards settled in Shares are satisfied through the issuance of Shares held in treasury by MetLife, Inc. or by the issuance of new Shares.

   Of MetLife, Inc.'s stock-based compensation expense for the years ended December 31, 2013, 2012, and 2011, 69%, 76% and 70%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the 2000 Stock Plan and 2005 Stock Plan (together, the "Incentive Plans"). References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

 Compensation Expense Related to Stock-Based Compensation

   The components of compensation expense related to stock-based compensation were as follows:

                                          Years Ended December 31,
                                         --------------------------
                                           2013     2012     2011
                                         -------- -------- --------
                                               (In millions)
             Stock Options.............. $     36 $     52 $     48
             Performance Shares (1).....       44       53       37
             Restricted Stock Units.....       42       22       15
                                         -------- -------- --------
             Total compensation expense. $    122 $    127 $    100
                                         ======== ======== ========
             Income tax benefit......... $     43 $     44 $     35
                                         ======== ======== ========

--------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

   At December 31, 2013, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 91%, 48% and 92%, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


   The following table presents MetLife, Inc.'s total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           December 31, 2013
                                     ------------------------------
                                                   Weighted Average
                                        Expense         Period
                                     ------------- ----------------
                                     (In millions)     (Years)
             Stock Options..........  $        25        1.27
             Performance Shares.....  $        61        1.71
             Restricted Stock Units.  $        42        1.88

 Equity Awards

  Stock Options

    Stock Options are the contingent right of award holders to purchase Shares at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of a Share reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

    A summary of the activity related to Stock Options was as follows:

                                                                                     Weighted
                                                                                      Average
                                                                                     Remaining    Aggregate
                                                      Shares Under Weighted Average Contractual   Intrinsic
                                                         Option     Exercise Price     Term       Value (1)
                                                      ------------ ---------------- ----------- -------------
                                                                                      (Years)   (In millions)
Outstanding at January 1, 2013.......................  35,153,071     $    40.89       5.50         $      51
Granted..............................................   1,310,019     $    35.96
Exercised............................................ (6,357,522)     $    31.80
Expired..............................................   (183,662)     $    50.46
Forfeited............................................   (170,530)     $    39.86
                                                      ------------
Outstanding at December 31, 2013.....................  29,751,376     $    42.56       5.19         $     379
                                                      ============ ================ =========== =============
Expected to vest at a future date as of December 31,
  2013...............................................  29,536,674     $    42.60       5.16         $     376
                                                      ============ ================ =========== =============
Exercisable at December 31, 2013.....................  22,786,277     $    43.56        4.32        $     277
                                                      ============ ================ =========== =============

--------

(1)The aggregate intrinsic value was computed using the closing Share price on December 31, 2013 of $53.92 and December 31, 2012 of $32.94, as applicable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


    The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model are further described below. The assumptions include: expected volatility of the price of Shares; risk-free rate of return; dividend yield on Shares; exercise multiple; and the post-vesting termination rate.

    Expected volatility is based upon an analysis of historical prices of Shares and call options on Shares traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly-traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of Shares. MetLife, Inc. chose a monthly measurement interval for historical volatility as this interval reflects MetLife, Inc.'s view that employee option exercise decisions are based on longer-term trends in the price of the underlying Shares rather than on daily price movements.

    The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

    Dividend yield is determined based on historical dividend distributions compared to the price of the underlying Shares as of the valuation date and held constant over the life of the Stock Option.

    The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options. The model also factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment. From these factors, the model derives an expected life of the Stock Option. The exercise behavior in the model is a multiple that reflects the ratio of exercise price to the strike price of the Stock Option at which holders are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

    The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               Years Ended December 31,
                                                          -----------------------------------
                                                             2013        2012        2011
                                                          ----------- ----------- -----------
Dividend yield...........................................    2.13%       1.95%       1.65%
Risk-free rate of return................................. 0.16%-3.89% 0.21%-4.17% 0.29%-5.51%
Expected volatility......................................   32.98%      35.59%      32.64%
Exercise multiple........................................    1.51        1.58        1.69
Post-vesting termination rate............................    3.16%       3.14%       3.36%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           7
Weighted average exercise price of stock options granted.   $35.96      $37.91      $45.16
Weighted average fair value of stock options granted.....    $9.88      $11.33      $14.27

    MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

  price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

  The following table presents a summary of Stock Option exercise activity:

                                                          Years Ended December 31,
                                                          -------------------------
                                                            2013     2012    2011
-                                                         -------- -------- -------
                                                                (In millions)
Total intrinsic value of stock options exercised......... $     79 $     29 $    41
Cash received from exercise of stock options............. $    202 $    109 $    88
Income tax benefit realized from stock options exercised. $     28 $     10 $    13

  Performance Shares

    Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in Shares. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on Shares during the performance period. Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

    For awards granted prior to the January 1, 2013 - December 31, 2015 performance period, vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based on MetLife, Inc.'s adjusted income, total shareholder return, and performance in change in annual net operating earnings and total shareholder return compared to the performance of its competitors, each measured with respect to the applicable three-year performance period or portions thereof. The estimated fair value of Performance Shares is based upon the closing price of a Share on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period. The performance factor for the January 1, 2010 - December 31, 2012 performance period was 0.92.

    For the January 1, 2013 - December 31, 2015 performance period, the vested Performance Shares will be multiplied by a performance factor of 0.00 to
  1.75. Assuming that MetLife, Inc. has met threshold performance goals related to its adjusted income or total shareholder return, the MetLife, Inc. Compensation Committee will determine the performance factor in its discretion. In doing so, the Compensation Committee may consider MetLife, Inc.'s total shareholder return relative to the performance of its competitors and MetLife, Inc.'s operating return on equity relative to its financial plan. The estimated fair value of Performance Shares will be remeasured each quarter until they become payable.

  Restricted Stock Units

    Restricted Stock Units are units that, if they vest, are payable in an equal number of Shares. Restricted Stock Units are accounted for as equity awards and are not credited with dividend-equivalents for dividends paid on Shares. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of Shares on the date of grant, reduced by the present value of estimated dividends to be paid on that stock.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


    The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in thirds on the first three anniversaries of their grant date, and others vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

    The following table presents a summary of Performance Share and Restricted Stock Unit activity:

                                                        Performance Shares   Restricted Stock Units
                                                      ---------------------- ----------------------
                                                                   Weighted              Weighted
                                                                   Average               Average
                                                                  Grant Date            Grant Date
                                                        Shares    Fair Value   Units    Fair Value
                                                      ----------- ---------- ---------  ----------
Outstanding at January 1, 2013.......................   4,822,028 $    36.93 2,080,148  $    36.55
Granted..............................................   1,749,212 $    50.86 2,182,213  $    32.34
Forfeited............................................   (151,075) $    40.87 (395,365)  $    33.97
Payable (1).......................................... (1,346,025) $    32.24 (538,480)  $    33.17
                                                      -----------            ---------
Outstanding at December 31, 2013.....................   5,074,140 $    42.86 3,328,516  $    33.35
                                                      =========== ========== =========  ==========
Expected to vest at a future date as of December 31,
  2013...............................................   5,067,337 $    38.60 2,995,664  $    33.34
                                                      =========== ========== =========  ==========

--------

(1)Includes both Shares paid and Shares deferred for later payment.

    Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2013, the three year performance period for the 2011 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,545,020 outstanding Performance Shares to which the 2011 - 2013 performance factor will be applied. The factor will be determined in the second quarter of 2014.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). The RBC ratios for Metropolitan Life Insurance Company and each of its insurance subsidiaries were in excess of 400% for all periods presented.

  The New York State Department of Financial Services issues an annual "Special Considerations" circular letter to New York licensed insurers dictating tests to be performed as part of insurers' year-end asset adequacy testing. The New York State Department of Financial Services issued its 2013 Special Considerations letter on October 31, 2013. The letter mandates the use of certain assumptions in the 2013 asset adequacy testing. Metropolitan Life Insurance Company will grade in over three years the amount of LTC reserves required as a result of the new assumptions. Under this grade-in, Metropolitan Life Insurance Company increased its asset

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

adequacy reserves for LTC policies by $300 million as of December 31, 2013 and will increase such reserves by approximately $200 million and $100 million as of December 31, 2014 and 2015, respectively. The actual 2014 and 2015 amounts may differ from current estimates due to changes in economic conditions, regulation, or policyholder behavior.

  Metropolitan Life Insurance Company and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of their respective state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer was $369 million, $1.3 billion and $2.0 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $12.4 billion and $14.3 billion at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the New York State Department of Financial Services.

  Statutory net income (loss) of New England Life Insurance Company ("NELICO"), a Massachusetts domiciled insurer, was $103 million, $79 million and $63 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $571 million and $539 million at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

  Statutory net income (loss) of GALIC, a Missouri domiciled insurer, was $60 million, $19 million and $128 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $818 million and $873 million at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri State Department of Insurance.

Dividend Restrictions

  Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013 and 2012, Metropolitan Life Insurance Company paid a dividend of $1.4 billion and $1.0 billion, respectively. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. Based on amounts at December 31, 2013, Metropolitan Life Insurance Company could pay a stockholder dividend in 2014 of $1.1 billion without prior approval of the Superintendent.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate amount of the dividend, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10 % of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013, 2012 and 2011, NELICO paid a dividend of $77 million, $46 million and $107 million, respectively. Based on amounts at December 31, 2013, NELICO could pay a stockholder dividend in 2014 of $102 million without prior approval of the Massachusetts Commissioner.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013 and 2012, GALIC did not pay dividends to Metropolitan Life Insurance Company. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to Metropolitan Life Insurance Company of $183 million. Based on amounts at December 31, 2013, GALIC could pay a stockholder dividend in 2014 of $81 million without prior approval of the Missouri Director.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  For the years ended December 31, 2013, 2012 and 2011, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $45 million, $87 million and $518 million, respectively.

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company, net of income tax, was as follows:

                                             Unrealized                       Foreign    Defined
                                          Investment Gains     Unrealized    Currency    Benefit
                                          (Losses), Net of   Gains (Losses) Translation   Plans
                                         Related Offsets (1) on Derivatives Adjustments Adjustment  Total
                                         ------------------- -------------- ----------- ---------- --------
                                                                   (In millions)
Balance at December 31, 2010............    $      2,360        $     58      $    34   $  (1,429) $  1,023
OCI before reclassifications............           2,602           1,231            6        (545)    3,294
Income tax expense (benefit)............           (911)           (430)          (3)          202  (1,142)
                                            ------------        --------      -------   ---------- --------
 OCI before reclassifications, net of
   income tax...........................           4,051             859           37      (1,772)    3,175
Amounts reclassified from AOCI..........            (35)            (28)           --        (126)    (189)
Income tax expense (benefit)............              12               9           --           47       68
                                            ------------        --------      -------   ---------- --------
 Amounts reclassified from AOCI, net of
   income tax...........................            (23)            (19)           --         (79)    (121)
                                            ------------        --------      -------   ---------- --------
Balance at December 31, 2011............    $      4,028        $    840      $    37   $  (1,851) $  3,054
OCI before reclassifications............           2,406           (243)         (30)        (618)    1,515
Income tax expense (benefit)............           (843)              87           11          217    (528)
                                            ------------        --------      -------   ---------- --------
 OCI before reclassifications, net of
   income tax...........................           5,591             684           18      (2,252)    4,041
Amounts reclassified from AOCI..........              96               2           --        (148)     (50)
Income tax expense (benefit)............            (33)             (1)           --           51       17
                                            ------------        --------      -------   ---------- --------
 Amounts reclassified from AOCI, net of
   income tax...........................              63               1           --         (97)     (33)
                                            ------------        --------      -------   ---------- --------
Balance at December 31, 2012............    $      5,654        $    685      $    18   $  (2,349) $  4,008
OCI before reclassifications............         (3,321)           (677)           22        1,396  (2,580)
Income tax expense (benefit)............           1,145             237          (9)        (490)      883
                                            ------------        --------      -------   ---------- --------
 OCI before reclassifications, net of
   income tax...........................           3,478             245           31      (1,443)    2,311
Amounts reclassified from AOCI..........            (16)            (14)           --        (205)    (235)
Income tax expense (benefit)............               6               5           --           71       82
                                            ------------        --------      -------   ---------- --------
 Amounts reclassified from AOCI, net of
   income tax...........................            (10)             (9)           --        (134)    (153)
                                            ------------        --------      -------   ---------- --------
Balance at December 31, 2013............    $      3,468        $    236      $    31   $  (1,577) $  2,158
                                            ============        ========      =======   ========== ========

--------

(1)See Note 8 for information on offsets to investments related to insurance liabilities, DAC and VOBA and the policyholder dividend obligation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                                      Statement of Operations and
AOCI Components                                   Amounts Reclassified from AOCI  Comprehensive Income (Loss) Location
------------------------------------------------  ------------------------------- ------------------------------------
                                                      Years Ended December 31
                                                  -------------------------------
                                                     2013      2012       2011
                                                  ---------- --------- ----------
                                                           (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains (losses)....... $       38 $   (158) $    (116) Other net investment gains (losses)
  Net unrealized investment gains (losses).......         53        56         40 Net investment income
  Net unrealized investment gains (losses).......       (28)      (16)         94 Net derivative gains (losses)
  OTTI...........................................       (47)        22         17 OTTI on fixed maturity securities
                                                  ---------- --------- ----------
   Net unrealized investment gains (losses),
    before income tax............................         16      (96)         35
   Income tax (expense) benefit..................        (6)        33       (12)
                                                  ---------- --------- ----------
   Net unrealized investment gains (losses),
    net of income tax............................ $       10 $    (63) $       23
                                                  ========== ========= ==========
Unrealized gains (losses) on derivatives - cash
 flow hedges:
  Interest rate swaps............................ $       20 $       3 $       -- Net derivative gains (losses)
  Interest rate swaps............................          8         4          1 Net investment income
  Interest rate forwards.........................          1        --         22 Net derivative gains (losses)
  Interest rate forwards.........................          2         2          2 Net investment income
  Foreign currency swaps.........................       (15)       (7)          7 Net derivative gains (losses)
  Foreign currency swaps.........................        (3)       (5)        (5) Net investment income
  Credit forwards................................         --        --          1 Net derivative gains (losses)
  Credit forwards................................          1         1         -- Net investment income
                                                  ---------- --------- ----------
   Gains (losses) on cash flow hedges, before
    income tax...................................         14       (2)         28
   Income tax (expense) benefit..................        (5)         1        (9)
                                                  ---------- --------- ----------
   Gains (losses) on cash flow hedges, net of
    income tax................................... $        9 $     (1) $       19
                                                  ========== ========= ==========
Defined benefit plans adjustment: (1)
  Amortization of net actuarial gains (losses)... $      274 $     246 $      231
  Amortization of prior service (costs) credit...       (69)      (98)      (105)
                                                  ---------- --------- ----------
   Amortization of defined benefit plan items,
    before income tax............................        205       148        126
   Income tax (expense) benefit..................       (71)      (51)       (47)
                                                  ---------- --------- ----------
   Amortization of defined benefit plan items,
    net of income tax............................ $      134 $      97 $       79
                                                  ========== ========= ==========
Total reclassifications, net of income tax....... $      153 $      33 $      121
                                                  ========== ========= ==========

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 15.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Other Expenses

  Information on other expenses was as follows:

                                                             Years Ended December 31,
                                                            --------------------------
                                                              2013     2012     2011
                                                            -------- -------- --------
                                                                  (In millions)
Compensation............................................... $  2,392 $  2,426 $  2,260
Pension, postretirement and postemployment benefit costs...      364      285      330
Commissions................................................      781      769      724
Volume-related costs.......................................      253      241      196
Affiliated interest costs on ceded and assumed reinsurance.    1,033    1,209    1,393
Capitalization of DAC......................................    (562)    (632)    (724)
Amortization of DAC and VOBA...............................      261      991      875
Interest expense on debt and debt issuance costs...........      153      152      194
Premium taxes, licenses and fees...........................      263      294      302
Professional services......................................      989      946      832
Rent and related expenses, net of sublease income..........      143      123      129
Other......................................................     (82)    (410)     (40)
                                                            -------- -------- --------
  Total other expenses..................................... $  5,988 $  6,394 $  6,471
                                                            ======== ======== ========

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt and Debt Issuance Costs

  Interest expense on debt and debt issuance costs includes interest expense (see Note 12) and interest expense related to CSEs. See Note 8.

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 19 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife, Inc. commenced in 2012 an enterprise-wide strategic initiative. This global strategy focuses on leveraging MetLife, Inc. and its subsidiaries' scale to improve the value they provide to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in their technology, platforms and functionality to improve their current operations and develop new capabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Other Expenses (continued)


  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Estimated restructuring costs may change as management continues to execute this enterprise-wide strategic initiative. Such restructuring charges which were allocated to the Company were as follows:

                                                          Years Ended December 31,
                                      -----------------------------------------------------------------
                                                    2013                             2012
                                      -------------------------------- --------------------------------
                                                Lease and Asset                  Lease and Asset
                                      Severance   Impairment    Total  Severance   Impairment    Total
                                      --------- --------------- ------ --------- --------------- ------
                                                                (In millions)
Balance at January 1,................  $   22        $  --      $   22  $   --        $  --      $   --
Restructuring charges................      87           16         103     101           18         119
Cash payments........................    (70)         (10)        (80)    (79)         (18)        (97)
                                       ------        -----      ------  ------        -----      ------
Balance at December 31,..............  $   39        $   6      $   45  $   22        $  --      $   22
                                       ======        =====      ======  ======        =====      ======
Total restructuring charges incurred
  since inception of initiative......  $  188        $  34      $  222  $  101        $  18      $  119
                                       ======        =====      ======  ======        =====      ======

  Management anticipates further restructuring charges including severance, as well as lease and asset impairments, through the year ending December 31, 2015. However, such restructuring plans were not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2013.

15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2013, the majority of active participants were accruing benefits under the cash balance formula; however, 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


 Obligations and Funded Status

                                                                                          Other
                                                                     Pension         Postretirement
                                                                  Benefits (1)          Benefits
                                                               ------------------  ------------------
                                                                            December 31,
                                                               --------------------------------------
                                                                 2013      2012      2013      2012
                                                               --------  --------  --------  --------
                                                                            (In millions)
Change in benefit obligations:
Benefit obligations at January 1,............................. $  8,937  $  7,867  $  2,402  $  2,106
 Service costs................................................      214       197        20        36
 Interest costs...............................................      367       384        92       103
 Plan participants' contributions.............................       --        --        30        29
 Net actuarial (gains) losses.................................     (967)      944      (550)      261
 Plan amendments, change in benefits, and other...............       26        --        --        --
 Benefits paid................................................     (447)     (455)     (133)     (133)
                                                               --------  --------  --------  --------
Benefit obligations at December 31,...........................    8,130     8,937     1,861     2,402
                                                               --------  --------  --------  --------
Change in plan assets:
Fair value of plan assets at January 1,.......................    7,390     6,699     1,320     1,240
 Actual return on plan assets.................................      (20)      695        57       105
 Plan amendments, change in benefits, and other...............       28        --        --        --
 Plan participants' contributions.............................       --        --        30        29
 Employer contributions.......................................      354       451        78        79
 Benefits paid................................................     (447)     (455)     (133)     (133)
                                                               --------  --------  --------  --------
Fair value of plan assets at December 31,.....................    7,305     7,390     1,352     1,320
                                                               --------  --------  --------  --------
 Over (under) funded status at December 31,................... $   (825) $ (1,547) $   (509) $ (1,082)
                                                               ========  ========  ========  ========
Amounts recognized in the consolidated balance sheets consist of:
 Other assets................................................. $    213  $     --  $     --  $     --
 Other liabilities............................................   (1,038)   (1,547)     (509)   (1,082)
                                                               --------  --------  --------  --------
   Net amount recognized...................................... $   (825) $ (1,547) $   (509) $ (1,082)
                                                               ========  ========  ========  ========
AOCI:
 Net actuarial (gains) losses................................. $  2,207  $  2,918  $    209  $    796
 Prior service costs (credit).................................       17        23         1       (74)
                                                               --------  --------  --------  --------
   AOCI, before income tax.................................... $  2,224  $  2,941  $    210  $    722
                                                               ========  ========  ========  ========
Accumulated benefit obligation................................ $  7,689  $  8,381       N/A       N/A
                                                               ========  ========

--------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $1.0 billion and $1.1 billion at December 31, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                  December 31,
                                                -----------------
                                                  2013     2012
                                                -------- --------
                                                  (In millions)
               Projected benefit obligations... $  1,037 $  1,282
               Accumulated benefit obligations. $    927 $  1,127
               Fair value of plan assets....... $     -- $    123

   Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                              Other
                                           Pension       Postretirement
                                          Benefits          Benefits
                                      ----------------- -----------------
                                                 December 31,
                                      -----------------------------------
                                        2013     2012     2013     2012
                                      -------- -------- -------- --------
                                                 (In millions)
       Projected benefit obligations. $  1,170 $  8,937 $  1,863 $  2,402
       Fair value of plan assets..... $    133 $  7,390 $  1,353 $  1,320

 Net Periodic Benefit Costs

   Net periodic benefit costs are determined using management estimates and actuarial assumptions to derive service costs, interest costs and expected return on plan assets for a particular year. Net periodic benefit costs also includes the applicable amortization of net actuarial gains (losses) and amortization of any prior service costs (credit).

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

   . Service Costs -- Service costs are the increase in the projected (expected) PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

   . Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   . Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

   . Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

   . Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

   . Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

   The Company's proportionate share of components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                           Pension Benefits     Other Postretirement Benefits
                                                        ----------------------- -----------------------------
                                                                  Years Ended December 31,
                                                        -----------------------------------------------------
                                                         2013    2012    2011    2013      2012      2011
                                                        ------- ------- -------  ------    ------    ------
                                                                       (In millions)
Net periodic benefit costs:
 Service costs......................................... $   209 $   190 $   165 $   17    $   30    $   16
 Interest costs........................................     359     374     384     85        95       107
 Expected return on plan assets........................   (447)   (448)   (423)   (74)      (75)      (76)
 Amortization of net actuarial (gains) losses..........     213     182     189     51        52        42
 Amortization of prior service costs (credit)..........       6       6       3   (69)      (95)     (108)
                                                        ------- ------- -------  ------    ------    ------
   Total net periodic benefit costs (credit)...........     340     304     318     10         7      (19)
                                                        ------- ------- -------  ------    ------    ------
Other changes in plan assets and benefit
  obligations recognized in OCI:
 Net actuarial (gains) losses..........................   (492)     705     532  (532)       232       264
 Prior service costs (credit)..........................      --      --      18     --        --        --
 Amortization of net actuarial gains (losses)..........   (219)   (189)   (189)   (55)      (57)      (42)
 Amortization of prior service (costs) credit..........     (6)     (6)     (3)     75       104       108
                                                        ------- ------- -------  ------    ------    ------
   Total recognized in OCI.............................   (717)     510     358  (512)       279       330
                                                        ------- ------- -------  ------    ------    ------
     Total recognized in net periodic benefit costs
       and OCI......................................... $ (377) $   814 $   676 $(502)    $  286    $  311
                                                        ======= ======= =======  ======    ======    ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   For the year ended December 31, 2013, included within OCI were other changes in plan assets and benefit obligations associated with pension benefits of ($717) million and other postretirement benefits of ($512) million for an aggregate increase in OCI of $1.2 billion before income tax and $798 million, net of income tax.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $147 million and $4 million, and $6 million and ($1) million, respectively.

 Assumptions

   Assumptions used in determining benefit obligations were as follows:

                                         Pension Benefits         Other Postretirement Benefits
                                    --------------------------  ------------------------------
                                                 December 31,
                                    ----------------------------------------------------------
                                        2013          2012      2013            2012
                                    ------------  ------------  ----            ----
    Weighted average discount rate.     5.15%         4.20%     5.15%           4.20%
    Rate of compensation increase.. 3.50% - 7.50% 3.50% - 7.50%  N/A             N/A

   Assumptions used in determining net periodic benefit costs were as follows:

                                               Pension Benefits              Other Postretirement Benefits
                                   ----------------------------------------- -----------------------------
                                                          December 31,
                                   ----------------------------------------------------------------------
                                       2013          2012          2011      2013      2012      2011
                                   ------------- ------------- -------------   -----   ----      ----
Weighted average discount rate....     4.20%         4.95%         5.80%     4.20%     4.95%     5.80%
Weighted average expected rate of
  return on plan assets...........     6.24%         7.00%         7.25%     5.76%     6.26%     7.25%
Rate of compensation increase..... 3.50% - 7.50% 3.50% - 7.50% 3.50% - 7.50%  N/A       N/A       N/A

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

   The weighted average expected rate of return on plan assets for use in that plan's valuation in 2014 is currently anticipated to be 6.24% for pension benefits and 5.64% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                              December 31,
                                -------------------------------------------------------------------------
                                                 2013                                 2012
                                -------------------------------------- ----------------------------------
                                6.4% in 2014, gradually                7.8% in 2013, gradually
                                decreasing each year until 2094        decreasing each year until 2094
                                reaching the ultimate rate of 4.4% for reaching the ultimate rate of 4.4%
Pre-and Post-Medicare eligible  Pre-Medicare and 4.6% for              for Pre-Medicare and 4.6% for
  claims....................... Post-Medicare.                         Post-Medicare.

   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2013:

                                                           One Percent  One Percent
                                                            Increase     Decrease
                                                          ------------ ------------
                                                                (In millions)
Effect on total of service and interest costs components.  $       16  $       (13)
Effect of accumulated postretirement benefit obligations.  $      237  $      (194)

 Plan Assets

   The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as defined in Note 10, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

Level 1  This category includes separate
         accounts that are invested in fixed
         maturity securities, equity
         securities, derivative assets and
         short-term investments which have
         unadjusted quoted market prices in
         active markets for identical assets
         and liabilities.

Level 2  This category includes certain
         separate accounts that are primarily
         invested in liquid and readily
         marketable securities. The estimated
         fair value of such separate account
         is based upon reported NAV provided
         by fund managers and this value
         represents the amount at which
         transfers into and out of the
         respective separate account are
         effected. These separate accounts
         provide reasonable levels of price
         transparency and can be corroborated
         through observable market data.

         Certain separate accounts are
         invested in investment partnerships
         designated as hedge funds. The values
         for these separate accounts is
         determined monthly based on the NAV
         of the underlying hedge fund
         investment. Additionally, such hedge
         funds generally contain lock out or
         other waiting period provisions for
         redemption requests to be filled.
         While the reporting and redemption
         restrictions may limit the frequency
         of trading activity in separate
         accounts invested in hedge funds, the
         reported NAV, and thus the referenced
         value of the separate account,
         provides a reasonable level of price
         transparency that can be corroborated
         through observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)

         Directly held investments are
         primarily invested in U.S. and
         foreign government and corporate
         securities.

Level 3  This category includes separate
         accounts that are invested in fixed
         maturity securities, equity
         securities, derivative assets and
         other investments that provide little
         or no price transparency due to the
         infrequency with which the underlying
         assets trade and generally require
         additional time to liquidate in an
         orderly manner. Accordingly, the
         values for separate accounts invested
         in these alternative asset classes
         are based on inputs that cannot be
         readily derived from or corroborated
         by observable market data.

   The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

   The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
 (i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2013 for the Invested Plans:

                                                           Pension             Postretirement Medical
                                                   -------------------------- --------------------------
                                                            Actual Allocation          Actual Allocation
                                                            -----------------          -----------------
                                                     Target   2013     2012     Target   2013     2012
                                                   -------- -------  -------  -------- -------  -------
Asset Class:
Fixed maturity securities (1).....................     75%      64%      69%      70%      52%      63%
Equity securities (2).............................     12%      23%      21%      30%      47%      37%
Alternative securities (3)........................     13%      13%      10%      --%       1%      --%
                                                            -------  -------           -------  -------
 Total assets.....................................             100%     100%              100%     100%
                                                            =======  =======           =======  =======

                                                     Postretirement Life
                                                   --------------------------
                                                            Actual Allocation
                                                            -----------------
                                                     Target   2013     2012
                                                   -------- -------  -------
Asset Class:
Fixed maturity securities (1).....................     --%      --%      --%
Equity securities (2).............................     --%      --%      --%
Alternative securities (3)........................    100%     100%     100%
                                                            -------  -------
 Total assets.....................................             100%     100%
                                                            =======  =======

--------

(1)Fixed maturity securities include primarily ABS, collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals, preferred stocks and U.S. government bonds.

(2)Equity securities primarily include common stock of U.S. companies.

(3)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Postretirement life's target and actual allocation of plan assets are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The pension and postretirement plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                       December 31, 2013
                             ---------------------------------------------------------------------
                                      Pension Benefits                       Other Postretirement Benefits
                             -----------------------------------           ---------------------------------
                               Fair Value Hierarchy                         Fair Value Hierarchy
                             -------------------------                     -----------------------
                                                                 Total                                   Total
                                                               Estimated                               Estimated
                                                                 Fair                                    Fair
                             Level 1     Level 2     Level 3     Value     Level 1   Level 2   Level 3   Value
                             --------    --------    -------   ---------   -------   -------   ------- ---------
                                                         (In millions)
Assets
Fixed maturity securities:
  Corporate................. $     --    $  1,948    $   55    $  2,003    $   --    $  170     $  1   $    171
  U.S. government bonds.....      868         156        --       1,024       135         5       --        140
  Foreign bonds.............       --         675        10         685        --        63       --         63
  Federal agencies..........       --         274        --         274        --        33       --         33
  Municipals................       --         206        --         206        --        15       --         15
  Other (1).................       --         460        19         479        --        54       --         54
                             --------    --------    ------    --------    ------    ------     ----   --------
   Total fixed maturity
     securities.............      868       3,719        84       4,671       135       340        1        476
                             --------    --------    ------    --------    ------    ------     ----   --------
Equity securities:
  Common stock - domestic...    1,064          21       139       1,224       328        --       --        328
  Common stock - foreign....      432          --        --         432       102        --       --        102
                             --------    --------    ------    --------    ------    ------     ----   --------
   Total equity securities..    1,496          21       139       1,656       430        --       --        430
                             --------    --------    ------    --------    ------    ------     ----   --------
Other investments...........       --          --       563         563        --        --       --         --
Short-term investments......       49         290        --         339        --       439       --        439
Money market securities.....        1          12        --          13         4        --       --          4
Derivative assets...........       16          14        33          63        --         3       --          3
                             --------    --------    ------    --------    ------    ------     ----   --------
       Total assets......... $  2,430    $  4,056    $  819    $  7,305    $  569    $  782     $  1   $  1,352
                             ========    ========    ======    ========    ======    ======     ====   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


                                                       December 31, 2012
                             ---------------------------------------------------------------------
                                      Pension Benefits                Other Postretirement Benefits
                             -----------------------------------    ---------------------------------
                               Fair Value Hierarchy                  Fair Value Hierarchy
                             -------------------------              -----------------------
                                                            Total                             Total
                                                          Estimated                         Estimated
                                                            Fair                              Fair
                             Level 1     Level 2  Level 3   Value   Level 1 Level 2 Level 3   Value
                             --------    -------- ------- --------- ------- ------- ------- ---------
                                                         (In millions)
Assets
Fixed maturity securities:
  Corporate................. $     --    $  2,119 $   18  $  2,137  $   --  $  165   $  4   $    169
  U.S. government bonds.....    1,082         150     --     1,232     175       3     --        178
  Foreign bonds.............       --         714      7       721      --      51     --         51
  Federal agencies..........        1         314     --       315      --      26     --         26
  Municipals................       --         242     --       242      --      70      1         71
  Other (1).................       --         460      7       467      --      55      3         58
                             --------    -------- ------  --------  ------  ------   ----   --------
   Total fixed maturity
     securities.............    1,083       3,999     32     5,114     175     370      8        553
                             --------    -------- ------  --------  ------  ------   ----   --------
Equity securities:
  Common stock - domestic...    1,024          36    129     1,189     249       1     --        250
  Common stock - foreign....      339          --     --       339      83      --     --         83
                             --------    -------- ------  --------  ------  ------   ----   --------
   Total equity securities..    1,363          36    129     1,528     332       1     --        333
                             --------    -------- ------  --------  ------  ------   ----   --------
Other investments...........       --         110    419       529      --      --     --         --
Short-term investments......       --         200     --       200      --     432     --        432
Money market securities.....        2           9     --        11       1      --     --          1
Derivative assets...........       --           7      1         8      --       1     --          1
                             --------    -------- ------  --------  ------  ------   ----   --------
       Total assets......... $  2,448    $  4,361 $  581  $  7,390  $  508  $  804   $  8   $  1,320
                             ========    ======== ======  ========  ======  ======   ====   ========

--------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     ---------------------------------------------------------------------------------------------
                                            Pension Benefits                        Other Postretirement Benefits
-                    -------------------------------------------------------------- ------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock -      Other    Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
                                                             (In millions)
Year Ended December
 31, 2013:
Balance at January
 1,.................   $  18    $  7     $  7      $  129      $  419      $   1      $  4       $  1      $  3
Realized gains
 (losses)...........      --      --       --         (1)          --        (2)        --         --       (3)
Unrealized gains
 (losses)...........     (2)       1       --           9          56       (17)        --         --         4
Purchases, sales,
 issuances and
 settlements, net...      17     (3)       11           2        (58)         51       (3)        (1)       (4)
Transfers into
 and/or out of
 Level 3............      22       5        1          --         146         --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
Balance at December
 31,................   $  55    $ 10     $ 19      $  139      $  563      $  33      $  1       $ --      $ --
                     ========= ======= ========= =========== =========== ========== ========= ========== =========

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock -      Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2012:
Balance at
 January 1,.........   $  30    $   5    $   2     $  194      $  501       $  4      $  4       $  1      $  5       $  1
Realized gains
 (losses)...........      --       --       --       (25)          52          4        --         --       (2)          2
Unrealized gains
 (losses)...........     (1)        8        1          9        (38)        (6)        --         --         2        (2)
Purchases, sales,
 issuances and
 settlements, net...    (11)      (6)        4       (49)        (96)        (1)        --         --       (2)        (1)
Transfers into
 and/or out of
 Level 3............      --       --       --         --          --         --        --         --        --         --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance at
 December 31,.......   $  18    $   7    $   7     $  129      $  419       $  1      $  4       $  1      $  3       $ --
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock -      Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2011:
Balance at
 January 1,.........   $  45    $  4     $  2       $ 228       $ 446       $(1)       $ 4       $ 1       $  6       $--
Realized gains
 (losses)...........      --      --      (1)        (57)          80          1        --        --        (1)        --
Unrealized gains
 (losses)...........     (3)     (2)        1         110          42          6        --        --          1         1
Purchases, sales,
 issuances and
 settlements, net...    (13)       3      (1)        (87)        (67)        (2)        --        --        (1)        --
Transfers into
 and/or out of
 Level 3............       1      --        1          --          --         --        --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance at
 December 31,.......   $  30    $  5     $  2       $ 194       $ 501       $  4       $ 4       $ 1       $  5       $ 1
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

--------

(1)Other includes ABS and collateralized mortgage obligations.

 Expected Future Contributions and Benefit Payments

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2014. The Company expects to make discretionary contributions to the qualified pension plan of $210 million in 2014. For information on employer contributions, see "-- Obligations and Funded Status."

   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $70 million to fund the benefit payments in 2014.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $50 million towards benefit obligations in 2014 to pay postretirement medical claims.

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                 Other
                                  Pension    Postretirement
                                  Benefits      Benefits
                                ------------ --------------
                                       (In millions)
                     2014...... $        447   $       85
                     2015...... $        458   $       87
                     2016...... $        470   $       87
                     2017...... $        496   $       90
                     2018...... $        503   $       94
                     2019-2023. $      2,787   $      527

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


 Additional Information

   As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $49 million, $54 million and $47 million for the years ended December 31, 2013, 2012 and 2011, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $20 million, $867 million and $885 million for the years ended December 31, 2013, 2012 and 2011, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $84 million, $83 million and $73 million for the years ended December 31, 2013, 2012 and 2011, respectively.

16. Income Tax

   The provision for income tax from continuing operations was as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                      2013    2012     2011
  -                                                  ------ -------- --------
                                                          (In millions)
  Current:
   Federal.......................................... $  789 $    675 $    551
   State and local..................................      2        2        2
   Foreign..........................................    176      176      116
                                                     ------ -------- --------
     Subtotal.......................................    967      853      669
                                                     ------ -------- --------
  Deferred:
   Federal..........................................  (411)      346      769
   Foreign..........................................    125    (144)       22
                                                     ------ -------- --------
     Subtotal.......................................  (286)      202      791
                                                     ------ -------- --------
       Provision for income tax expense (benefit)... $  681 $  1,055 $  1,460
                                                     ====== ======== ========

   The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                                 Years Ended December 31,
                                                --------------------------
                                                  2013     2012     2011
                                                -------- -------- --------
                                                      (In millions)
     Income (loss) from continuing operations:
      Domestic................................. $  2,540 $  3,153 $  4,291
      Foreign..................................      282      545      453
                                                -------- -------- --------
        Total.................................. $  2,822 $  3,698 $  4,744
                                                ======== ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                  Years Ended December 31,
                                                  ------------------------
                                                   2013    2012     2011
                                                  ------ -------- --------
                                                       (In millions)
      Tax provision at U.S. statutory rate....... $  988 $  1,294 $  1,660
      Tax effect of:
       Dividend received deduction...............   (66)     (75)     (71)
       Tax-exempt income.........................   (42)     (43)     (31)
       Prior year tax............................     29       10       10
       Low income housing tax credits............  (190)    (142)     (97)
       Other tax credits.........................   (44)     (18)     (22)
       Foreign tax rate differential.............      2        3        2
       Change in valuation allowance.............    (4)       13       --
       Other, net................................      8       13        9
                                                  ------ -------- --------
      Provision for income tax expense (benefit). $  681 $  1,055 $  1,460
                                                  ====== ======== ========

   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                          December 31,
                                                      ---------------------
                                                         2013       2012
                                                      ---------- ----------
                                                          (In millions)
    Deferred income tax assets:
     Policyholder liabilities and receivables........ $    1,823 $    2,495
     Net operating loss carryforwards................         64         35
     Employee benefits...............................        649      1,075
     Capital loss carryforwards......................         14         17
     Tax credit carryforwards........................        909        372
     Litigation-related and government mandated......        223        175
     Other...........................................        349        198
                                                      ---------- ----------
       Total gross deferred income tax assets........      4,031      4,367
     Less: Valuation allowance.......................         72         52
                                                      ---------- ----------
       Total net deferred income tax assets..........      3,959      4,315
                                                      ---------- ----------
    Deferred income tax liabilities:
     Investments, including derivatives..............      2,021      2,283
     DAC and VOBA....................................      1,677      1,629
     Net unrealized investment gains.................      2,019      3,412
     Other...........................................         27         27
                                                      ---------- ----------
       Total deferred income tax liabilities.........      5,744      7,351
                                                      ---------- ----------
         Net deferred income tax asset (liability)... $  (1,785) $  (3,036)
                                                      ========== ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2013.

                   Net Operating Loss                 Capital Loss
                      Carryforwards                   Carryforwards
             ------------------------------- -------------------------------
                Amount        Expiration        Amount        Expiration
             ------------- ----------------- ------------- -----------------
             (In millions)                   (In millions)
   Domestic.   $      46   Beginning in 2018   $      --   N/A
   State....   $     150   N/A                 $      --   N/A
   Foreign..   $      69   Beginning in 2027   $      40   Beginning in 2014

   Foreign tax credit carryforwards of $357 million at December 31, 2013 will expire beginning in 2021. General business credits of $552 million will expire beginning in 2030.

   The Company has recorded valuation allowance decreases related to tax expense of $1 million related to certain state and foreign net operating loss carryforwards, $3 million related to certain foreign capital loss carryforwards, and charges of $24 million related to certain other deferred tax assets. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The Company participates in a tax sharing agreement with MetLife, Inc. as described in Note 1. Pursuant to this tax sharing agreement, the amount due to affiliates included $157 million for the year ended December 31, 2013. The amounts due from affiliates included $14 million and $34 million for the years ended December 31, 2012 and 2011, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations in major taxing jurisdictions for years prior to 2003, except for 2000 through 2002 where the IRS has disallowed certain tax credits claimed and the Company continues to protest. The IRS audit cycle for the years 2003 through 2006, which began in April 2010, is expected to conclude in 2014.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2013     2012     2011
                                                                          -------- -------- --------
                                                                                (In millions)
Balance at January 1,.................................................... $    532 $    525 $    499
Additions for tax positions of prior years...............................       50       27       26
Reductions for tax positions of prior years..............................      (4)      (5)       --
Additions for tax positions of current year..............................        3       --        1
Reductions for tax positions of current year.............................       --       --      (1)
Settlements with tax authorities.........................................     (49)     (15)       --
                                                                          -------- -------- --------
Balance at December 31,.................................................. $    532 $    532 $    525
                                                                          ======== ======== ========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    491 $    466 $    459
                                                                          ======== ======== ========

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                                  Years Ended December 31,
                                                                  ----------------------
                                                                   2013      2012   2011
                                                                  -------   ------ -------
                                                                      (In millions)
Interest recognized in the consolidated statements of operations. $    17   $    8 $    27

                                                                             December 31,
                                                                            --------------
                                                                             2013   2012
                                                                            ------ -------
                                                                            (In millions)
Interest included in other liabilities in the consolidated balance sheets.. $  228 $   211

   The Company had no penalties for the years ended December 31, 2013, 2012 and 2011.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2013 and 2012, the Company recognized an income tax benefit of $53 million and $70 million, respectively, related to the separate account DRD. The 2013 benefit included an expense of $7 million related to a true-up of the 2012 tax return. The 2012 benefit included a benefit of $2 million related to a true-up of the 2011 tax return.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


17. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  Matters as to Which an Estimate Can Be Made

    For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2013, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $360 million.

  Matters as to Which an Estimate Cannot Be Made

    For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

    Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

    Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
  (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


   The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        December 31,
                                                --------------------------------------
                                                  2013         2012         2011
                                                 ---------    ---------    ---------
                                                (In millions, except number of claims)
   Asbestos personal injury claims at year end.    67,983       65,812       66,747
   Number of new claims during the year........     5,898        5,303        4,972
   Settlement payments during the year (1)..... $    37.0    $    36.4    $    34.2

--------

(1)Settlement payments represent payments made by MLIC during the year in connection with settlements made in that year and in prior years. Amounts do not include MLIC's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

   The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

   The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

 asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
 (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

   Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. Based upon its reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2013. The frequency of severe claims relating to asbestos has not declined as expected, and Metropolitan Life Insurance Company has reflected this in its provisions. Accordingly, Metropolitan Life Insurance Company increased its recorded liability for asbestos related claims from $417 million to $572 million at December 31, 2013.

  Regulatory Matters

    The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC") ; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida

    In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In June 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the Chemform site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The June 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


   Metco Site, Hicksville, Nassau County, New York

    On February 22, 2012, the New York State Department of Environmental Conservation ("Department of Environmental Conservation") issued a notice to Metropolitan Life Insurance Company, as purported successor in interest to New England Mutual, that it is a potentially responsible party with respect to hazardous substances and hazardous waste located on a property that New England Mutual owned for a time in 1978. Metropolitan Life Insurance Company has responded to the Department of Environmental Conservation and asserted that it is not a potentially responsible party under the law.

   Sales Practices Regulatory Matters.

    Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO, GALIC, and broker dealer New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

  Unclaimed Property Litigation and Inquiries

    In 2012, MetLife, Inc., for itself and on behalf of entities including Metropolitan Life Insurance Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. In the first quarter of 2012, the Company recorded a $47 million after tax charge for the multistate examination payment and the expected acceleration of benefit payments to policyholders under the settlements. On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that Metropolitan Life Insurance Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On
  November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. On December 30, 2013, the court granted defendants' motions to dismiss all of the West Virginia Treasurer's actions. The Treasurer has filed a notice to appeal the dismissal order. At least one other jurisdiction is pursuing a market conduct examination concerning compliance with unclaimed property statutes. It is possible that other jurisdictions may pursue similar examinations, audits, or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


  Total Asset Recovery Services, LLC on behalf of the State of Florida v. MetLife, Inc., et. al. (Cir. Ct. Leon County, FL, filed October 27, 2010)

    Alleging that MetLife, Inc. and another company have violated the Florida Disposition of Unclaimed Property law by failing to escheat to Florida benefits of 9,022 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Florida False Claims Act seeking to recover damages on behalf of Florida. The action had been sealed by court order until December 17, 2012. The Relator alleges that the aggregate damages attributable to MetLife, Inc., including statutory damages and treble damages, are $767 million. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $120,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint. On December 14, 2012, the Florida Attorney General apprised the court that the State of Florida declined to intervene in the action and noted that the allegations in the complaint ". . . are very similar (if not identical) to those raised in regulatory investigations of the defendants that predated the filing of the action" and that those regulatory investigations have been resolved. On August 20, 2013, the court granted defendants' motion to dismiss the action. The Relator has appealed the dismissal.

  Total Control Accounts Litigation

    Metropolitan Life Insurance Company is a defendant in a consolidated lawsuit related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits.

  Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010); and Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3,
  2011)

    These putative class action lawsuits, which have been consolidated, raise breach of contract claims arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program. On March 8, 2013, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs have appealed that decision to the United States Court of Appeals for the Ninth Circuit.

  Other Litigation

  Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich., removed to federal court on July 22, 2011)

    This lawsuit was filed by 45 retired General Motors ("GM") employees against Metropolitan Life Insurance Company and the amended complaint includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, unfair trade practices, and ERISA claims based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  their lives. On June 26, 2012, the district court granted Metropolitan Life Insurance Company's motion to dismiss the complaint. Plaintiffs appealed and the United States Court of Appeals for the Sixth Circuit affirmed the dismissal of the action on September 12, 2013.

  McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed February 22, 2012)

    This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common law by determining that no dividends were payable with respect to the contracts from and after 1999. On September 26, 2012, the court denied Metropolitan Life Insurance Company's motion to dismiss the complaint. The trial has been scheduled for June 2014.

  Sun Life Assurance Company of Canada Indemnity Claim

    In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed but subsequently agreed to withdraw the appeal and consider the indemnity claim through arbitration. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Fehr v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. These sales practices cases against Sun Life are ongoing and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

  C-Mart, Inc. v. Metropolitan Life Ins. Co., et al. (S.D. Fla., January 10,
  2013). Cadenasso v. Metropolitan Life Insurance Co., et al. (N.D. Cal., November 26, 2013).

    Plaintiffs filed these lawsuits against defendants, including Metropolitan Life Insurance Company and a former MetLife financial services representative, alleging that the defendants sent unsolicited fax advertisements to plaintiff and others in violation of the Telephone Consumer Protection Act, as amended by the Junk Fax Prevention Act, 47 U.S.C. (S) 227 ("TCPA"). In the C-Mart case, the court granted plaintiff's

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  motion to certify a class of approximately 36,000 persons in Missouri who, during the period of August 7, 2012 through September 6, 2012, were allegedly sent an unsolicited fax in violation of the TCPA. Trial is set for May 2014. In the Cadenasso case, plaintiff seeks certification of a nationwide class of persons (except for Missouri residents) who were allegedly sent millions of unsolicited faxes in violation of the TCPA. In both cases, plaintiffs seek an award of statutory damages under the TCPA in the amount of $500 for each violation and to have such damages trebled.

  Sales Practices Claims

    Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

    Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


   Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2013    2012
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    46 $    85
  Premium tax offsets currently available for paid assessments.      54      12
                                                                ------- -------
                                                                $   100 $    97
                                                                ======= =======
 Other Liabilities:
  Insolvency assessments....................................... $    67 $   136
                                                                ======= =======

   On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan involves the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also provides additional industry support for certain ELNY policyholders. The Company recorded a net charge (benefit) of ($23) million, $22 million and $21 million, net of income tax, during the years ended December 31, 2013, 2012 and 2011, respectively, related to ELNY.

Commitments

  Leases

    The Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                       -------------
                                       (In millions)
                           2014.......   $    232
                           2015.......        204
                           2016.......        171
                           2017.......        128
                           2018.......        114
                           Thereafter.        757
                                         --------
                           Total......   $  1,606
                                         ========

    Total minimum rentals to be received in the future under non-cancelable subleases are $131 million as of December 31, 2013.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


 Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.7 billion and $2.2 billion at December 31, 2013 and 2012, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.1 billion and $2.7 billion at December 31, 2013 and 2012, respectively.

 Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

   The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $687 million and $971 million at December 31, 2013 and 2012, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.0 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $3 million and $4 million at December 31, 2013 and 2012, respectively, for indemnities, guarantees and commitments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


18. Quarterly Results of Operations (Unaudited)

  The unaudited quarterly results of operations for 2013 and 2012 are summarized in the table below:

                                                                               Three Months Ended
                                                                  ---------------------------------------------
                                                                  March 31, June 30, September 30, December 31,
                                                                  --------- -------- ------------- ------------
                                                                                  (In millions)
2013:
Total revenues................................................... $  8,766  $  8,632   $  8,018      $  9,884
Total expenses................................................... $  7,843  $  7,771   $  7,758      $  9,106
Income (loss) from continuing operations, net of income tax...... $    673  $    646   $    242      $    580
Income (loss) from discontinued operations, net of income tax.... $     --  $     --   $     --      $      1
Net income (loss)................................................ $    673  $    646   $    242      $    581
Less: Net income (loss) attributable to noncontrolling interests. $    (1)  $      3   $    (5)      $    (4)
Net income (loss) attributable to Metropolitan Life
  Insurance Company.............................................. $    674  $    643   $    247      $    585
2012:
Total revenues................................................... $  7,635  $ 10,048   $  8,159      $ 10,204
Total expenses................................................... $  7,502  $  7,656   $  7,639      $  9,551
Income (loss) from continuing operations, net of income tax...... $    139  $  1,605   $    396      $    503
Income (loss) from discontinued operations, net of income tax.... $     14  $      3   $     --      $     23
Net income (loss)................................................ $    153  $  1,608   $    396      $    526
Less: Net income (loss) attributable to noncontrolling interests. $     --  $      4   $    (6)      $      4
Net income (loss) attributable to Metropolitan Life
  Insurance Company.............................................. $    153  $  1,604   $    402      $    522

19. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.4 billion, $2.6 billion and $2.8 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements recorded in universal life and investment-type product policy fees were $127 million, $108 million and $94 million for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements recorded in other revenues were $142 million, $113 million and $46 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.4 billion, $1.6 billion and $1.6 billion for the years ended December 31, 2013, 2012 and 2011, respectively, and were reimbursed to the Company by these affiliates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

19. Related Party Transactions (continued)


  The Company had net payables to affiliates, related to the items discussed above, of $327 million and $346 million at December 31, 2013 and 2012, respectively.

  See Notes 6, 8 and 12 for additional information on related party transactions.

20. Subsequent Events

  In the second quarter of 2013, MetLife, Inc. announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged are MICC, MLI-USA and MLIIC, each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter, a reinsurance company that mainly reinsures guarantees associated with variable annuity products. MICC, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013, resulting in a redistribution of assets held in trust and the cancellation of outstanding letters of credit which were no longer required. Effective January 1, 2014, following receipt of New York State Department of Financial Services approval, MICC withdrew its license to issue insurance policies and annuity contracts in New York. Also effective January 1, 2014, MICC reinsured with Metropolitan Life Insurance Company all existing New York insurance policies and annuity contracts that include a separate account feature. As a result of the reinsurance agreements, Metropolitan Life Insurance Company recorded a funds withheld asset, included in other invested assets, of $100 million, a deposit liability, included in other liabilities, of $448 million, an assumed reserve, included in policyholder account balances, of $100 million, and received cash and investments of $448 million from MICC. On December 31, 2013, MICC deposited qualifying investments into a custodial account, which became restricted to secure MICC's remaining New York policyholder liabilities not covered by such reinsurance on January 1, 2014. In anticipation of establishing this custodial account with qualifying investments, Metropolitan Life Insurance Company transferred investments with an estimated fair value of $751 million to MICC and received from MICC qualifying investments with an estimated fair value of $739 million and cash of $12 million in the fourth quarter of 2013. See Note 8. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

  At December 31, 2013, the Company consolidated the MetLife Core Property Fund, a newly formed open ended core real estate fund. As a result of the quarterly reassessment in the first quarter of 2014, it was determined that the MetLife Core Property Fund no longer meets the requirements of a consolidated VIE; accordingly, it will be deconsolidated effective March 31, 2014. See Note 8.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I
                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2013
                                 (In millions)

                                                                                  Amount at
                                                   Cost or       Estimated Fair Which Shown on
Types of Investments                          Amortized Cost (1)     Value      Balance Sheet
--------------------                          ------------------ -------------- --------------
Fixed maturity securities:
Bonds:
Foreign government securities................    $      3,040     $      3,530   $      3,530
U.S. Treasury and agency securities..........          29,508           30,544         30,544
Public utilities.............................          14,765           16,267         16,267
State and political subdivision securities...           5,386            5,777          5,777
All other corporate bonds....................          71,126           75,299         75,299
                                                 ------------     ------------   ------------
Total bonds..................................         123,825          131,417        131,417
Mortgage-backed and asset-backed securities..          40,111           40,910         40,910
Redeemable preferred stock...................           1,435            1,419          1,419
                                                 ------------     ------------   ------------
Total fixed maturity securities..............         165,371          173,746        173,746
                                                 ------------     ------------   ------------
Trading and fair value option securities.....             718              723            723
                                                 ------------     ------------   ------------
Equity securities:
Common stock:
Industrial, miscellaneous and all other......           1,070            1,164          1,164
Non-redeemable preferred stock...............             743              728            728
                                                 ------------     ------------   ------------
Total equity securities......................           1,813            1,892          1,892
                                                 ------------     ------------   ------------
Mortgage loans:
Held-for-investment..........................          46,021                          46,021
Held-for-sale................................               3                               3
                                                 ------------                    ------------
Mortgage loans, net..........................          46,024                          46,024
                                                 ------------                    ------------
Policy loans.................................           8,421                           8,421
Real estate and real estate joint ventures...           7,449                           7,449
Real estate acquired in satisfaction of debt.             349                             349
Other limited partnership interests..........           4,716                           4,716
Short-term investments.......................           5,962                           5,962
Other invested assets........................          10,589                          10,589
                                                 ------------                    ------------
Total investments............................    $    251,412                    $    259,871
                                                 ============                    ============

--------

(1)The Company's trading and fair value option securities portfolio is mainly comprised of fixed maturity and equity securities, including mutual funds and, to a lesser extent, short-term investments and cash and cash equivalents. Cost or amortized cost for fixed maturity securities and mortgage loans held-for-investment represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                              Future Policy Benefits,
                               Other Policy-Related
                       DAC         Balances and       Policyholder Policyholder
                       and     Policyholder Dividend    Account     Dividends       Unearned       Unearned
Segment                VOBA         Obligation          Balances     Payable    Premiums (1), (2) Revenue (1)
-------              -------- ----------------------- ------------ ------------ ----------------- -----------
2013
Retail.............. $  5,990       $   62,912         $  30,434      $  601         $   36         $  507
Group, Voluntary &
  Worksite Benefits.      333           19,460             8,575          --            236             --
Corporate Benefit
  Funding...........       93           36,452            53,489          --             --             31
Corporate & Other...       --              581                --          --              1             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  6,416       $  119,405         $  92,498      $  601         $  273         $  538
                     ========       ==========         =========      ======         ======         ======
2012
Retail.............. $  5,407       $   64,757         $  31,393      $  610         $   36         $  539
Group, Voluntary &
  Worksite Benefits.      337           19,599             8,918          --            248             --
Corporate Benefit
  Funding...........       88           38,645            54,406          --             --             38
Corporate & Other...       --              476                (1)         --             --             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  5,832       $  123,477         $  94,716      $  610         $  284         $  577
                     ========       ==========         =========      ======         ======         ======
2011
Retail.............. $  5,921       $   63,460         $  31,811      $  659         $   38         $  556
Group, Voluntary &
  Worksite Benefits.      342           18,207             9,273          --            226             --
Corporate Benefit
  Funding...........       76           36,004            47,748          --             --             47
Corporate & Other...        2              457                24          --             --             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  6,341       $  118,128         $  88,856      $  659         $  264         $  603
                     ========       ==========         =========      ======         ======         ======

--------

(1)Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2)Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Schedule III -- (Continued)
               Consolidated Supplementary Insurance Information
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                                                              Policyholder
                                                              Benefits and
                                       Premium                 Claims and     Amortization of
                                       Revenue      Net     Interest Credited  DAC and VOBA      Other
                                      and Policy Investment  to Policyholder    Charged to     Operating
Segment                                Charges     Income   Account Balances  Other Expenses  Expenses (1)
-------                               ---------- ---------- ----------------- --------------- ------------
2013
Retail............................... $   5,456  $   5,067      $   6,059         $  217        $  2,971
Group, Voluntary & Worksite Benefits.    14,420      1,618         13,346             25           1,970
Corporate Benefit Funding............     2,886      4,680          5,813             19             474
Corporate & Other....................        76        420             67             --           1,517
                                      ---------  ---------      ---------         ------        --------
Total................................ $  22,838  $  11,785      $  25,285         $  261        $  6,932
                                      =========  =========      =========         ======        ========
2012
Retail............................... $   5,379  $   5,113      $   6,121         $  948        $  3,067
Group, Voluntary & Worksite Benefits.    13,937      1,540         12,747             29           1,878
Corporate Benefit Funding............     2,802      4,636          5,792             12             421
Corporate & Other....................         1        563             (1)             2           1,332
                                      ---------  ---------      ---------         ------        --------
Total................................ $  22,119  $  11,852      $  24,659         $  991        $  6,698
                                      =========  =========      =========         ======        ========
2011
Retail............................... $   5,397  $   5,183      $   6,099         $  765        $  3,302
Group, Voluntary & Worksite Benefits.    13,117      1,545         12,058             95           1,753
Corporate Benefit Funding............     1,975      4,478          4,892             14             461
Corporate & Other....................         1        409              4              1           1,435
                                      ---------  ---------      ---------         ------        --------
Total................................ $  20,490  $  11,615      $  23,053         $  875        $  6,951
                                      =========  =========      =========         ======        ========

--------

(1)Includes other expenses and policyholder dividends, excluding amortization of deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA") charged to other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                                                                                  % Amount
                               Gross Amount   Ceded     Assumed    Net Amount  Assumed to Net
                               ------------ ---------- ---------- ------------ --------------
2013
Life insurance in-force....... $  2,940,853 $  401,576 $  844,946 $  3,384,223      25.0%
                               ============ ========== ========== ============
Insurance premium
Life insurance................ $     13,820 $    1,187 $    1,423 $     14,056      10.1%
Accident and health insurance.        6,470         97         46        6,419       0.7%
                               ------------ ---------- ---------- ------------
Total insurance premium....... $     20,290 $    1,284 $    1,469 $     20,475       7.2%
                               ============ ========== ========== ============
2012
Life insurance in-force....... $  2,914,815 $  417,026 $  785,391 $  3,283,180      23.9%
                               ============ ========== ========== ============
Insurance premium
Life insurance................ $     18,982 $      756 $      794 $     19,020       4.2%
Accident and health insurance.          839        535        556          860      64.6%
                               ------------ ---------- ---------- ------------
Total insurance premium....... $     19,821 $    1,291 $    1,350 $     19,880       6.8%
                               ============ ========== ========== ============
2011
Life insurance in-force....... $  2,883,535 $  436,286 $  766,216 $  3,213,465      23.8%
                               ============ ========== ========== ============
Insurance premium
Life insurance................ $     17,572 $      862 $      694 $     17,404       4.0%
Accident and health insurance.          863        525        546          884      61.8%
                               ------------ ---------- ---------- ------------
Total insurance premium....... $     18,435 $    1,387 $    1,240 $     18,288       6.8%
                               ============ ========== ========== ============

  For the year ended December 31, 2013, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $26.1 billion and $259.6 billion, respectively, and life insurance premiums of $45 million and $451 million, respectively. For the year ended December 31, 2012, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $27.4 billion and $230.6 billion, respectively, and life insurance premiums of $54 million and $319 million, respectively. For the year ended December 31, 2011, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $28.7 billion and $189.6 billion, respectively, and life insurance premiums of $51 million and $169 million, respectively.

  Previously reported life insurance in-force amounts for reinsurance ceded for the years ended December 31, 2012 and 2011 have been reduced by $1,551.9 billion and $1,427.0 billion, respectively, to remove the effects of transactions with a subsidiary for life insurance in-force and certain reinsurance agreements recorded using the deposit method of accounting. The related 2012 and 2011 net amounts illustrated in the table above have also been amended by the same amounts. The Company believes the effects of these reductions are immaterial to the prior periods.

                                    PART C.



                               OTHER INFORMATION
-----------------



ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(a)        Financial Statements

   The financial statements comprising each of the Subaccounts of the Separate Account are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4. The financial statements of the Separate Account include:

     Report of Independent Registered Public Accounting Firm,


     Statements of Assets and Liabilities as of December 31, 2013.

     Statements of Operations for the year ended December 31, 2013.

     Statements of Changes in Net Assets for the years ended December 31, 2013 and 2012.


     Notes to the Financial Statements.

   The consolidated financial statements of the Company are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4. The consolidated financial statements of the Company include:

     Independent Auditors' Report


     Consolidated Balance Sheets as of December 31, 2013 and 2012.

     Consolidated Statements of Income for the years ended December 31, 2013, 2012 and 2011.

     Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2013, 2012 and 2011.

     Consolidated Statements of Stockholder's Equity for the years ended December 31, 2013, 2012 and 2011.

     Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011.


     Notes to the Consolidated Financial Statements.

   The consolidated financial statements of the Metropolitan Life Insurance Company, as a party to a Net Worth Maintenance Agreement with the Company are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4. The consolidated financial statements of Metropolitan Life Insurance Company include:

     Report of Independent Registered Public Accounting Firm


     Consolidated Balance Sheets as of December 31, 2013 and 2012.

     Consolidated Statements of Operations for the years ended December 31, 2013, 2012 and 2011.

     Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2013, 2012 and 2011.

     Consolidated Statements of Equity for the years ended December 31, 2013, 2012 and 2011.

     Consolidated Statements of Cash Flows for the years ended December 31,2013, 2012 and 2011.


     Notes to the Consolidated Financial Statements.


(b)        Exhibits

   (1) Resolutions of the Board of Directors of New England Variable Life Insurance Company, the Depositor, establishing the New England Variable Life Separate Account (effective July 1, 1994), the Registrant, are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

   (2)         None.

   (3) (i) Form of Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No.033-85442) filed on May 1, 1998.

   (ii) Form of Selling Agreement with other broker-dealers is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

   (iii) Additional Form of Selling Agreement with broker-dealers is incorporated herein by reference to Registration Statement on Form N-4 (No. 033- 64879) filed on December 11, 1995.

   (iv) Additional Forms of Selling Agreement are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 30, 1997.

   (v) Form of Retail Sales Agreement MLIDC 7-1-05 (LTC) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 26, 2006.


   (vi) Form of Principal Underwriting Agreement between New England Life Insurance Company and MetLife Investors Distribution Company are incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (333-51676) filed on April 22, 2014.

   (vii) Form of Enterprise Selling Agreement (09-12) (MetLife Investors Distribution Company are incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (333-51676) filed on April 22, 2014.


   (4) (i) Form of Variable Annuity Contract is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

   (ii)        Forms of Endorsements (TSA, Simple IRA, Living Benefits and
               Section 1035 Exchange, Contract Loan, Roth IRA, 72(s) and IRA) are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

   (iii) Forms of Endorsement (Death Benefit, Contract Loan and Company Name Change) are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (No. 033-85442) filed on June 30, 1998.

   (iv) Form of Endorsement (IRA) is incorporated herein by reference to Post- Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 033- 85442) filed on January 21, 1999.

   (v) Forms of Endorsement (Dollar Cost Averaging and 72(s)) are incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 28, 1999.

   (vi) Form of Endorsements (TSA and Death Benefit) are incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 27, 2000.

   (vii) Form of Endorsement (Extension of Maturity Age- Pennsylvania) is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

   (viii) Forms of Endorsements (VE-AMF-1 (05/01) and VE-AMF-2 (05/01) Mortality and Expense Charge) are incorporated herein by reference to Post- Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 033- 85442) filed on February 28, 2001.

   (ix) Forms of Endorsements: Tax Sheltered Annuity Endorsement NEL-398.2(09/02); 401 Plan Endorsement NEL-401.2 (09/02); Simple
               Individual Retirement Annuity Endorsement (NEL-439.1 (09/02); Roth Individual Retirement Annuity Endorsement NEL-446.2 (09/02) are incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of New England Variable Annuity Separate Account on form N-4 (No. 333-51676/811-8828) filed on April 25, 2003.

   (x) Form of Endorsement: Individual Retirement Annuity Endorsement NEL 408.2 (9/02) is incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 29, 2004.

   (xi) Form of Spousal Continuation Endorsement NL-GMIB (2-10)-E is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 22, 2010.

   (xii) Form of Tax-Sheltered Annuity Endorsement is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 22, 2011.

   (5) (i) Form of Application is incorporated herein by reference to the Registration Statement on Form N-4 (No. 033-64879) filed on December 11, 1995.

   (ii) Additional Form of Application is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 21, 1999.


   (iii) Additional Form of Application is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 27, 2000.

   (iv) Form of Application (NEV APP-31 (02/2000) AGS is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 25, 2003.

   (6) (i)Amended and Restated Articles of Organization of Depositor dated August 30, 1996 (effective September 4, 1996) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 30, 1997.

   (ii) Amended and Restated By-Laws of Depositor are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

   (iii) Amendments (dated December 2, 1998) to Amended and Restated Articles of Organization of Depositor are incorporated herein by reference to Post- Effective Amendment No. 9 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 28, 1999.

   (iv)        Amended and Restated By-Laws of Depositor (effective March 16,
               2001) are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 27, 2001.

   (7) (a)Form of Automatic Reinsurance Agreement between New England Life Insurance Company and Exeter Reassurance Company Ltd. Agreement No. , effective April 1, 2001 and dated June 26, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement
     on Form N-4 (No. 333-51676) filed on April 25, 2003.

   (8) (i)Form of Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement of Metropolitan Series Fund, Inc. on Form
     N-1A (File No. 2-80751) filed April 6, 2000.

   (ii) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.


   (iii) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

   (iv) (a)Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, Met Investors Distribution Company and New England Life Insurance Company dated April 30, 2001 is incorporated herein by reference to the initial Registration Statement (No. 333-73676) of the New England Variable Life Separate Account on Form S-6 filed on November 19, 2001.

   (b) First Amendment to the Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company dated May 1, 2001 as amended on May 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (No. 33-85442) filed on April 21, 2009.

   (v) (a)Fund Participation Agreement among American Funds Insurance Series, Capital Research and Management Company, and New England Life Insurance Company dated April 30, 2001 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-51676/811- 8828) filed on May 15, 2001.

   (b) Amendment to the Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 22, 2011.

   (vi) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and New England Life Insurance Company dated July 1, 2004 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 333-51676) filed on October 20, 2005.

   (vii) Net Worth Maintenance Agreement between Metropolitan Life Insurance Company and New England Life Insurance Company (effective August 30, 1996) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 26, 2006.

   (viii) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Investors LLC, MetLife Securities, Inc. and New England Life Insurance Company, dated April 30, 2007 is incorporated herein by reference to Post Effective Amendment No. 13 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 20, 2007.

   (ix) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors, LLC, MetLife Investors Distribution Company and New England Life Insurance Company dated August 31, 2007 is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 22, 2008.

   (9) Opinion and Consent of Marie C. Swift, Esq. (NELICO) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 29, 2004.

   (10) Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) (filed herewith).

   (11)        None

   (12)        None

   (13) Schedules of Computations for Performance Quotations are incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (No. 033-85442) filed on June 30, 1998.


   (14)(i) Powers of Attorney for Eric T. Steigerwalt, Steven H. Ashton, Kimberly Berwanger, Peter M. Carlson,, Gene L. Lunman, and Anne Belden are incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-4 (033-85442) filed on April 23, 2013.
               (ii) Powers of Attorney for Kumar Das Gupta and Meghan S. Doscher (Filed herewith)

ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR


NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------   --------------------------------------------------------------
Eric T. Steigerwalt                     Chairman of the Board, President, Chief Executive Officer and
11225 North Community House Road,       Director
Charlotte, NC 28277





Steve H. Ashton           Director
501 Route 22,
Bridgewater, NJ 08807




Kimberly A. Berwanger       Director
MetLife,
1095 Avenue of Americas,
New York, NY 10036




Peter M. Carlson            Director, Executive Vice President and Chief Accounting Officer
MetLife,
1095 Avenue of Americas,
New York, NY 10036





Kumar Das Gupta                      Director
11225 North Community House Road,
Charlotte, NC 28277





Meghan S. Doscher                    Director
11225 North Community House Road,
Charlotte, NC 28277





Gene L. Lunman                       Director
11225 North Community House Road,
Charlotte, NC 28277




Tyla L. Reynolds            Vice President and Secretary
600 North King St.
Wilmington, DE 19801




Alan C. Leland, Jr.       Senior Vice President
New England Financial,
One Financial Center,
Boston, MA 02111





Steven J. Brash                Senior Vice President and Tax Director
277 Park Avenue, 46th Floor
New York, NY 10172




Robin Lenna            Executive Vice President
200 Park Ave.
New York, NY 10166




Marlene Beverly Debel          Senior Vice President and Treasurer
1095 Avenue of the Americas
New York, NY 10036

Paul A. LaPiana                      Senior Vice President
11225 North Community House Road,
Charlotte, NC 28277





Marie C. Swift            Vice President, Counsel and Assistant Secretary
New England Financial,
One Financial Center,
Boston, MA 02111




Anne M. Belden                 Vice President - Finance (principal financial officer)
MetLife Plaza,
27-01 Queens Plaza North,
Long Island City, NY 11101



Roberto Baron               Senior Vice President
MetLife,
1095 Avenue of Americas,
New York, NY 10036




Jonathan L. Rosenthal     Senior Vice President and Chief Hedging Officer
10 Park Avenue,
Morristown, NJ 07962




Andrew Kaniuk             Vice President and Senior Actuary
501 Route 22,
Bridgewater, NJ 08807

ITEM 26 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT


The Registrant is a separate account of New England Life Insurance Company under Massachusetts Insurance law. New England Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those entities that are controlled by MetLife Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2013

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2013. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile) - 70.4345328853% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.01% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 99.9% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) MetLife Chile Acquisition Co. S.A. (Chile) - 45% of MetLife Chile Acquisition Co. S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 45% is owned by Inversiones MetLife Holdco Tres Limitada and 10% is owned by MetLife Chile Inversiones Limitada.

                  i) Inversiones Previsionales S.A. (Chile) - 99.999% of Inversiones Previsionales S.A. is owned by MetLife Chile Acquisition Co. S.A. and 0.001% is owned by Inversiones MetLife Holdco Tres Limitada.

                        aa) AFP Provida S.A. (Chile) - 51.62% of AFP Provida S.A. is owned by Inversiones Previsionales S.A., 21.97% is owned indirectly (by means of ADR) by MetLife Chile Acquisition Co. S.A., 17.79% is owned directly by MetLife Chile Acquisition Co. S.A. and the remainder is owned by third parties.

                              1) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A. and 0.01% by Inversiones Previsionales S.A.

                                    ii)   AFP Genesis Administradora de Fondos y
                                          Fidecomisos S.A. (Ecuador) - 99.9997%
                                          of AFP Genesis Administradora de
                                          Fondos y Fidecomisos S.A. is owned by
                                          Provida Internacional S.A. and 0.0003%
                                          is owned by Inversiones Previsionales
                                          S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.9% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by ITAS.

F.    MetLife Securities, Inc. (DE)

G.    Enterprise General Insurance Agency, Inc. (DE)

H.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

I.    MetLife Investors Insurance Company (MO)

J.    First MetLife Investors Insurance Company (NY)

K.    Newbury Insurance Company, Limited (DE)

L.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

M.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros S.A. (Argentina)- 79.3196% is owned by MetLife International Holdings, Inc., 2.6753% is owned by Natiloportem Holdings, Inc., 16.2046% by ALICO and 1.8005% by ITAS.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.662% is owned by MetLife International Holdings, Inc., 33.337% is owned by MetLife Worldwide Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.00002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 95.5883% is owned by MetLife International Holdings, Inc., 3.1102% is owned by Natiloportem Holdings, Inc., 1.3014% by ALICO and 0.0001% by ITAS.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b) MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury Limited and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de
                                    C.V.(Mexico) - 99% is owned by MetLife
                                    Mexico S.A. and 1% is owned by MetLife
                                    Mexico Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited) (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

                        e)    Bolpyr S.A. (Uruguay)

      17.   MetLife Asia Pacific Limited (Hong Kong)

N.    Metropolitan Life Insurance Company (MLIC) (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office LLC (DE) - 73.0284% of Mansell Office LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

            c) Mansell Retail LLC (DE) - 73.0284% of Mansell Retail LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetLife RC SF Member, LLC (DE)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC (DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF in which MetLife Capital Limited Partnership has 100% beneficial interest.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27.   Headland Properties Associates (CA) - 1% is owned by
            Headland-Pacific Palisades, LLC and 99% is owned by Metropolitan Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42.   ML Bridgeside Apartments LLC (DE)

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 12.07% is owned by MetLife Investors USA Insurance Company, 15.17% is owned by MetLife Insurance Company of Connecticut and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

            a) 1201 TAB Owner, LLC (DE) - 50% of 1201 TAB Owner, LLC is owned by Metlife 1201 TAB Member, LLC and the remainder is owned by a third party. Metlife 1201 TAB Manager, LLC is the manager of 1201 TAB Owner, LLC.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

      60.   Ashton Judiciary Square, LLC (DE)

      61. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      62. 1900 McKinley Properties, LP (DE) - 99.9% LP interest of 1900 McKinley Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      63.   Marketplace Residences, LLC (DE)

      64.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      65.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      66.   Haskell East Village, LLC (DE)

      67. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 16.9% by MetLife Investors USA Insurance Company and 12.071% by MetLife Insurance Company of Connecticut.

      68.   ML Terraces, LLC (DE)

      69.   Chestnut Flats Wind, LLC (DE)

      70.   MetLife 425 MKT Member, LLC (DE)

      71.   MetLife OFC Member, LLC (DE)

            a) OFC Boston, LLC (DE) - 52.5% of OFC Boston, LLC is owned by MetLife OFC Member, LLC and 47.5% is owned by a third party.

                 i)   OFC REIT, LLC (DE)

                      1)   Dewey Square Tower Associates, LLC (MA)

      72. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investors, LLC is owned by MLIC and 15% is owned by MICC.

      73. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MICC.

      74. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 5.762% by MLI USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

            a) ML - AI Venture 1, LLC (DE) - 51% of ML-AI Venture 1, LLC is owned by ML-AI MetLife Member 1, LLC and 49% is owned by a third party. MetLife Investment Management, LLC is the asset manager.

                 i)   ML-AI 125 Wacker, LLC (DE)

      75.   MetLife CB W/A, LLC (DE)

      76. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MICC.

O.    MetLife Capital Trust IV (DE)

P. MetLife Insurance Company of Connecticut (MICC) (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      8.    Plaza LLC (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company (MLI USA) (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

Q.    MetLife Reinsurance Company of South Carolina (SC)

R.    MetLife Investment Management, LLC (DE)

      1.   MetLife International PE Fund I GP LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.5935% of the Limited Partnership interests of this entity is owned by MetLife Alico Life Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company of Connecticut owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     aa) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC holds the following single-property limited liability companies: MCP 7 Riverway, LLC, MCP SoCal Industry- Redondo, LLC, MCP SoCal Industrial-Springdale, LLC, MCP SoCal Industrial-Concourse, LLC, MCP SoCal Industrial-Kellwood, LLC, MCP SoCal Industrial-Bernado, LLC, MCP SoCal Industrial-Canyon, LLC, MCP SoCal Industrial-Anaheim, LLC, MCP SoCal Industrial-LAX, LLC, MCP SoCal Industrial-Fullerton, LLC, MCP SoCal Industrial-Ontario, LLC, MCP SoCal Industrial-Loker, LLC, MCP Paragon Point, LLC, MCP 4600 South Syracuse, LLC, MCP The Palms Doral, LLC, MCP Waterfront Atrium, LLC, MCP EnV Chicago, LLC,MCP 100 Congress, LLC, MCP 1900 McKinney, LLC, MCP 550 West Washington, LLC, MCP Main Street Village, LLC, MCP Lodge At Lakecrest, LLC and MCP Ashton South End, LLC

S.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

T.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

U.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

V.    MetLife Capital Trust X (DE)

W.    Cova Life Management Company (DE)

X.    MetLife Reinsurance Company of Charleston (SC)

Y.    MetLife Reinsurance Company of Vermont (VT)

Z.    Delaware American Life Insurance Company (DE)

AA.   Federal Flood Certification LLC (TX)

AB.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.9788% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii) ALICO European Holdings Limited (Ireland)

                       aa) ZAO Maser D (Russia)

                           1) ZAO ALICO Insurance Company (Russia) - 51% of ZAO
                              ALICO Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding Company II GmbH.

                   ii) MetLife EU Holding Company Limited (Ireland)

                       aa) MetLife Europe Limited (Ireland) - 93% of MetLife
                           Europe Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)- 93% of
                           MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.001% is owned by Natilportem Holdings, Inc.

                       ii) MetLife Solutions S.A.S. (France)

                       jj) Metlife Biztosito Zrt. (Hungary)

                           1) First American-Hungarian Insurance Agency Limited
                              (Hungary)

                       kk) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by International Technical and Advisory Services Limited.

                           1) ALICO Societate de Administrare a unui Fond de
                              Pensii Administrat Privat S.A. (Romania) -
                              99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

                           2) Metropolitan Training and Consulting S.R.L.
                              (Romania)

                           3) APF Societate de Administrare a Fondurilor De
                              Pensii Facultative (APF) (Romania) - 99.99% of APF is owned by Metropolitan Life Asigurari S.A. and 0.01% is owned by ITAS Limited.

                       ll) MetLife AMSLICO poist'ovna, a.s. (Slovakia)

                           1) ALICO Services Central Europe s.r.o. (Slovakia)

                           2) ALICO Funds Central Europe sprav. spol., a.s.
                              (Slovakia)

                       mm) MetLife pojist'ovna a.s. (Czech Republic)

                       nn) AMPLICO Life-First American Polish Life Insurance &
                           Reinsurance Company, S.A. (Poland)

                           a) Amplico Services Sp z.o.o. (Poland)

                           b) AMPLICO Towartzystwo Funduszky Inwestycyjnych,
                              S.A. (Poland)

                           c) AMPLICO Powszechne Towartzystwo Emerytalne S.A.
                              (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by MetLife EU Holding Company Limited.

                       oo) MetLife Holdings (Cyprus) Limited (Cyprus)

                           a) American Life Insurance Company (Cyprus) Limited
                              (Cyprus)

                       pp) ALICO Bulgaria Zhivotozastrahovatelno Druzhestvo EAD
                           (Bulgaria)

                       qq) MetLife Alico Life Insurance Company S.A. (Greece)

                           a) ALICO Mutual Fund Management Company (Greece) -
                              90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      5.    International Investment Holding Company Limited (Russia)

      6. MetLife Akcionarsko Drustvo za Zivotno Osiguranje (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by International Technical and Advisory Services Limited.

      7.    ALICO Management Services Limited (United Kingdom)

      8.    ZEUS Administration Services Limited (United Kingdom)

      9. ALICO Trustees Ltd. (United Kingdom) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interest is owned by International Technical and Advisory Services Limited.

      10. PJSC ALICO Ukraine (Ukraine) - 99.9988% of PJSC ALICO Ukraine is owned by ALICO 0.0006% is owned by International Technical and Advisory Services Limited and the remaining 0.0006% is owned by Borderland Investment Limited.

      11.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      12. International Technical and Advisory Services Limited (ITAS) (USA-Delaware)

      13.   ALICO Operations Inc. (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      14. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.9899823% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100106% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      15.   MetLife Mas, S.A. de C.V. (Mexico) - 99.9997546% of MetLife Mas,
            SA de CV is owned by ALICO and 0.0002454% is owned by International Technical and Advisory Services Limited.

      16. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      17. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      18.   Alpha Properties, Inc. (USA-Delaware)

      19.   Beta Properties, Inc. (USA-Delaware)

      20.   Delta Properties Japan, Inc. (USA-Delaware)

      21.   Epsilon Properties Japan, Inc. (USA-Delaware)

      22.   Iris Properties, Inc. (USA-Delaware)

      23.   Kappa Properties Japan, Inc. (USA-Delaware)

AC.   MetLife Global Benefits, Ltd. (Cayman Islands)

AD. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.999338695% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.00065469% is owned by MetLife International Holdings, Inc. and 0.000006613% is owned by Natiloportem.

AE.   MetLife Consumer Services, Inc. (DE)

AF.   MetLife Reinsurance Company of Delaware (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACTOWNERS

As of January 31, 2014, there were 44,577 owners of tax-qualified contracts and 17,034 owners of non-qualified contracts offered by the Registrant(New England Variable Annuity Separate Account).


ITEM 28. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bondin the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc.also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy insurance coverage with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by the director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS


   (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

     Met Investors Series Trust

     MetLife Investors USA Variable Account A

     MetLife Investors USA Variable Life Account A

     MetLife Investors Variable Annuity Account One

     MetLife Investors Variable Life Account One

     First MetLife Investors Variable Annuity Account One

     General American Separate Account Eleven

     General American Separate Account Twenty-Eight

     General American Separate Account Twenty-Nine

     General American Separate Account Two

     Security Equity Separate Account Twenty-Six

     Security Equity Separate Account Twenty-Seven

     MetLife of CT Separate Account QPN for Variable Annuities

     MetLife of CT Fund UL for Variable Life Insurance

     MetLife of CT Fund UL III for Variable Life Insurance

     Metropolitan Life Variable Annuity Separate Account II

     MetLife of CT Separate Account Eleven for Variable Annuities

     Metropolitan Life Separate Account E

     Metropolitan Life Separate Account UL

     Paragon Separate Account A

     Paragon Separate Account B

     Paragon Separate Account C

     Paragon Separate Account D

     Metropolitan Series Fund

     Metropolitan Tower Life Separate Account One

     Metropolitan Tower Life Separate Account Two

     New England Life Retirement Investment Account

     New England Variable Annuity Fund I

     New England Variable Annuity Separate Account

     New England Variable Life Separate Account

     Separate Account No. 13S

   (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 1095 Avenue of the Americas, New York, NY 10036.




         POSITIONS AND OFFICES WITH
NAME     PRINCIPAL UNDERWRITER
------   ---------------------------

     Elizabeth M. Forget                            Director and President

     1095 Avenue of the Americas

     New York, NY 10036


     Paul A. LaPiana                                Director and Executive Vice
                                                    President, National Sales
     Gragg Building                                 Manager-Life

     11225 North Community House Road

     Charlotte, NC 28277


     Jay S. Kaduson                                 Senior Vice President

     Gragg Building

     11225 North Community House Road

     Charlotte, NC 28277


     Andrew Aiello                                  Senior Vice President,
                                                    Channel Head-National
     Gragg Building                                 Accounts

     11225 North Community House Road

     Charlotte, NC 28277


     Tyla L. Reynolds                               Vice President and Secretary

     600 North King St.

     Wilmington, DE 19801


     Marlene B. Debel                               Treasurer

     1095 Avenue of the Americas

     New York, NY 10036


     John G. Martinez                               Vice President and Chief
                                                    Financial Officer
     18210 Crane Nest Dr.

     Tampa, FL 33647


     John Peter Kyne, III                           Vice President, Director of
                                                    Compliance
     Gragg Building

     11225 North Community House Road

     Charlotte, NC 28277


     David DeCarlo                                  Vice President

     5 Park Plaza, Suite 1900

     Irvine, CA 92614


     Paul M. Kos                                    Vice President

     5 Park Plaza, Suite 1900

     Irvine, CA 92614

                                                   (2)
                    (1)                     NET UNDERWRITING        (3)            (4)
             NAME OF PRINCIPAL                DISCOUNTS AND     COMPENSATION    BROKERAGE        (5)
                UNDERWRITER                    COMMISSIONS     ON REDEMPTION   COMMISSIONS   COMPENSATION
------------------------------------------ ------------------ --------------- ------------- -------------
 New England Securities Corporation........$8,288,569         $0              $0            $0


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

   (a)        Registrant


   (b)        State Street Bank & Trust Company, 225 Franklin Street, Boston,
              MA 02110

     (c) MetLife Investors Distribution Company, 1095 Avenue of the Americas, New York, NY 10036

     (d) MetLife, 18210 Crane Nest Drive, Tampa, FL 33647

     (e) MetLife, One Financial Center, Boston, MA 02111

     (f) Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY
   10166

     (g) Metropolitan Life Insurance Company, 1095 Avenue of the Americas, New York, NY 10036



ITEM 31. MANAGEMENT SERVICES

Not applicable


ITEM 32. UNDERTAKINGS

Registrant hereby makes the following undertakings:

   (1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

   (2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or
               (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

   (3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request;

   (4) To offer Contracts to participants in the Texas Optional Retirement program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

   (5) To comply with and rely upon the Securities and Exchange Commission No-Action letter to The American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Annuity Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 22nd day of April, 2014.

New England Variable Annuity Separate Account
(Registrant)

By:  New England Life Insurance Company
     (Depositor)

By:  /s/ Marie C. Swift, Esq.
     ----------------------------
     Marie C. Swift, Esq.
     Vice President and Counsel

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 22nd day of April, 2014.

New England Life Insurance Company

By:  /s/ Marie C. Swift, Esq.
     ----------------------------
     Marie C. Swift, Esq.
     Vice President and Counsel

     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 22, 2014.

             SIGNATURE                               TITLE

/s/ Eric T. Steigerwalt*             Chairman of the Board, President, Chief
---------------------------------    Executive Officer and Director
Eric T. Steigerwalt

/s/ Steven H. Ashton*                Director
---------------------------------
Steven H. Ashton

/s/ Kimberly A. Berwanger*           Director
---------------------------------
Kimberly A. Berwanger

/s/ Peter M. Carlson*                Executive Vice President, Chief Accounting
---------------------------------    Officer and Director
Peter M. Carlson

/s/ Michael P. Harwood*              Director
---------------------------------
Michael P. Harwood

/s/ Gene L. Lunman*                  Director
---------------------------------
Gene L. Lunman

/s/ Catherine M. Richmond*           Director
---------------------------------
Catherine M. Richmond

/s/ Kumar Das Gupta*                 Director
---------------------------------
Kumar Das Gupta

/s/ Anne M. Belden*                  Vice President (principal financial
---------------------------------    officer)
Anne M. Belden

/s/ Meghan S. Doscher*               Director
---------------------------------
Meghan S. Doscher

By: /s/ Michele H. Abate
    ----------------------------------
    Michele H. Abate
    Attorney-in-fact
    April 22, 2014

* Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's Post-Effective Amendment No. 26 to the Registration Statement on Form N-4 (File Nos. 033-85442/811-08828) filed as Exhibit 14 on April 23, 2013 and the powers of attorney for Kumar Das Gupta and Meghan S. Doscher which are filed herewith.

                               Index to Exhibits


         10. Consent of Independent Registered Public Accounting Firm

         14. Powers of Attorney